UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06067

DIMENSIONAL INVESTMENT GROUP INC.

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX 78746

(Address of principal executive offices) (Zip code)

Catherine L. Newell, Esquire, President and General Counsel

Dimensional Investment Group Inc.,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

Year Ended: October 31, 2023

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY

DFA Investment Dimensions Group Inc.

Enhanced U.S. Large Company Portfolio	U.S. Core Equity 1 Portfolio	U.S. Micro Cap Portfolio

U.S. Large Cap Equity Portfolio	U.S. Core Equity 2 Portfolio	U.S. High Relative Profitability Portfolio

U.S. Large Cap Value Portfolio	U.S. Vector Equity Portfolio	DFA Real Estate Securities Portfolio

U.S. Targeted Value Portfolio	U.S. Small Cap Portfolio	DFA Commodity Strategy Portfolio

U.S. Small Cap Value Portfolio

Dimensional Investment Group Inc.

U.S. Large Company Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series

December 2023

Dear Shareholder,

Dimensional has been working with financial professionals for more than 40 years to deliver better results for investors. Our commitment to understanding financial professionals’ needs and building solutions informed by empirical research and ongoing innovation has helped to transform the industry toward more transparent, data-driven investments.

We use the information contained in market prices to seek better returns and manage risk. Trusting markets means we take a less subjective, more systematic approach to investing—an approach we can implement consistently around the world and across asset classes. Investor needs, economic theory, and robust data guide our investment process, from conducting research, to designing portfolios, to considering when and how to trade.

What started with the launch of our first fund in 1981 still holds true today. Every dollar invested is backed by financial science and Dimensional’s commitment to providing an outstanding investment experience. On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

TABLE OF CONTENTS

CONTINUED

This report is submitted for the information of a Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USTMMR	U.S. Treasury Money Market Rate
AUD	Australian Dollars
CAD	Canadian Dollars
GBP	British Pounds
NZD	New Zealand Dollars
SEK	Swedish Krona
USD	United States Dollar

Investment Footnotes
^	Denominated in USD, unless otherwise noted.
†	See Note B to Financial Statements.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
(r)	The adjustable rate shown is effective as of October 31, 2023.
#	Total or Partial Securities on Loan.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
~	Security pledged as collateral for Swap Agreements.
«	Security pledged as collateral for Futures Contracts.

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets for the DFA Real Estate Securities Portfolio would have been $0.92, $7.69 and 2.43%, respectively had the effect of this estimation not been considered.
(A)	Computed using average shares outstanding.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Funds.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero, rounded to zero, or less than $500.
SEC	Securities and Exchange Commission

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Enhanced U.S. Large Company Portfolio vs.

S&P 500® Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

© 2023 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	9.77%	9.76%	10.38%

U.S. Large Cap Equity Portfolio vs.

Russell 1000® Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	8.83%	10.52%	10.53%

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Large Cap Value Portfolio vs.

Russell 1000® Value Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-0.89%	6.10%	7.68%

U.S. Targeted Value Portfolio — Institutional Class vs.

Russell 2000® Value Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-1.90%	7.92%	7.23%

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Value Portfolio vs.

Russell 2000® Value Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-2.49%	7.16%	6.79%

U.S. Core Equity 1 Portfolio vs.

Russell 3000® Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	6.69%	9.93%	10.03%

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Core Equity 2 Portfolio vs.

Russell 3000® Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	5.64%	9.63%	9.43%

U.S. Vector Equity Portfolio vs.

Russell 3000® Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-0.41%	7.28%	7.49%

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Portfolio vs.

Russell 2000® Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-3.96%	5.75%	6.79%

U.S. Micro Cap Portfolio vs.

Russell 2000® Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-4.74%	5.38%	6.80%

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. High Relative Profitability Portfolio vs.

Russell 1000® Index

May 16, 2017-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	8.67%	11.38%	11.91%

DFA Real Estate Securities Portfolio vs.

Dow Jones U.S. Select REIT Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

© 2023 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-7.83%	2.82%	5.41%

8

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2023

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained 8.38%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2023

Russell 3000® Index	8.38%
Russell 1000® Index (large-cap stocks)	9.48%
Russell Midcap® Index (mid-cap stocks, a subset of the large cap universe)	-1.01%
Russell 2000® Index (small-cap stocks)	-8.56%
Russell Microcap® Index (micro-cap stocks)	-16.40%
Dow Jones U.S. Select REIT Index SM	-6.25%

Total Return for 12 Months Ended October 31, 2023

Russell 1000® Value Index (large-cap value stocks)	0.13%
Russell 1000® Growth Index (large-cap growth stocks)	18.95%
Russell 2000® Value Index (small-cap value stocks)	-9.93%
Russell 2000® Growth Index (small-cap growth stocks)	-7.63%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the total return of the S&P 500® Index. This strategy uses S&P 500® Index futures contracts, swaps, and/or ETFs in conjunction with short-term investment grade fixed income instruments. As of October 31, 2023, 100% of the equity exposure consisted of S&P 500® Index futures contracts. The behavior of S&P 500® Index futures contracts is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2023, total returns were 9.77% for the Portfolio and 10.14% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio’s underperformance relative to the benchmark was primarily due to the performance of the fixed income component of the Portfolio. Realized term premiums were generally negative during the period. As a result, the fixed income component’s allocation to securities with maturities longer than one-year detracted from performance. Realized credit premiums were generally positive during the period, resulting in the fixed income component’s allocation to corporate securities contributing positively to performance. On balance, the fixed income component underperformed the financing cost of the S&P 500® Index futures contracts that the Portfolio held throughout the year.

9

U.S. Large Cap Equity Portfolio

The U.S. Large Cap Equity Portfolio invests in a broadly diversified group of U.S. large-cap securities with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 610 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 8.83% for the Portfolio and 9.48% for the Russell 1000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on stocks with smaller market capitalizations within the large cap universe detracted from relative performance, as these stocks generally underperformed. With value stocks underperforming growth stocks, the Portfolio’s greater emphasis on value stocks also detracted from performance relative to the benchmark. Conversely, the Portfolio’s exclusion of REITs contributed positively to relative performance, as REITs generally underperformed.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. The Master Fund also generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2023, the Master Fund held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were -0.89% for the Portfolio and 0.13% for the Russell 1000® Value Index, the Portfolio’s benchmark. The Master Fund’s emphasis on stocks with smaller market capitalizations within the large-cap value segment of the U.S. market detracted from relative performance, as these stocks underperformed. Conversely, the Master Fund’s exclusion of REITs and highly regulated utilities contributed positively to relative performance, as REITs and utilities generally underperformed.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks with higher profitability. The Portfolio generally excludes certain companies with high asset growth, real estate investment trusts (REITs), and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 1,390 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were -1.90% for the Portfolio and -9.93% for the Russell 2000® Value Index, the Portfolio’s benchmark. The Portfolio’s emphasis on higher-profitability stocks within the small- and mid-cap value segment of the U.S. market contributed positively to relative performance, as these stocks generally outperformed. The Portfolio’s inclusion of mid-cap stocks also contributed positively to relative performance, as these stocks generally outperformed. Additionally, the Portfolio’s exclusion of REITs and highly regulated utilities contributed positively to relative performance, as REITs and utilities generally underperformed.

10

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio invests in a broadly diversified group of U.S. small-cap value stocks with higher profitability. The Portfolio generally excludes certain companies with high asset growth, real estate investment trusts (REITs), and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 950 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were -2.49% for the Portfolio and -9.93% for the Russell 2000® Value Index, the Portfolio’s benchmark. The Portfolio’s emphasis on higher-profitability stocks within the small-value segment of the U.S. market contributed positively to relative performance, as these stocks generally outperformed. The Portfolio’s exclusion of REITs and highly regulated utilities also contributed positively to relative performance, as REITs and utilities generally underperformed.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 2,650 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 6.69% for the Portfolio and 8.38% for the Russell 3000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on stocks with smaller market capitalizations detracted from relative performance, as these stocks generally underperformed. With value stocks underperforming growth stocks, the Portfolio’s greater emphasis on value stocks also detracted from performance relative to the benchmark. Conversely, the Portfolio’s exclusion of REITs contributed positively to relative performance, as REITs generally underperformed.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the U.S. Core Equity 1 Portfolio and the market. The Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 2,680 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 5.64% for the Portfolio and 8.38% for the Russell 3000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on stocks with smaller market capitalizations detracted from relative performance, as these stocks generally underperformed. With value stocks underperforming growth stocks, the Portfolio’s greater emphasis on value stocks also detracted from performance relative to the benchmark. Conversely, the Portfolio’s exclusion of REITs contributed positively to relative performance, as REITs generally underperformed.

11

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The Portfolio’s increased exposure to small-cap and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in the U.S. market. The Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 2,450 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were -0.41% for the Portfolio and 8.38% for the Russell 3000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, as these stocks generally underperformed. With value stocks underperforming growth stocks, the Portfolio’s greater emphasis on value stocks also detracted from performance relative to the benchmark. Conversely, the Portfolio’s exclusion of REITs contributed positively to relative performance, as REITs generally underperformed.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The Portfolio generally excludes stocks with the lowest profitability and highest relative price, companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 1,920 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were -3.96% for the Portfolio and -8.56% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as those stocks generally underperformed. The Portfolio’s exclusion of REITs also contributed positively to relative performance, as REITs generally underperformed.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio invests in a broadly diversified group of U.S. micro-cap companies. The Portfolio generally excludes stocks with the lowest profitability and highest relative price, companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 1,580 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were -4.74% for the Portfolio and -8.56% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as those stocks generally underperformed. The Portfolio’s exclusion of REITs also contributed positively to relative performance, as REITs generally underperformed.

12

U.S. High Relative Profitability Portfolio

The U.S. High Relative Profitability Portfolio seeks to capture the returns of U.S. large-cap stocks with higher profitability. The Portfolio generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap high relative profitability segment of the U.S. market. As of October 31, 2023, the Portfolio held approximately 170 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 8.67% for the Portfolio and 9.48% for the Russell 1000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on stocks with smaller market capitalizations within the large-cap high relative profitability segment of the U.S. market detracted from relative performance, as these stocks generally underperformed. Conversely, the Portfolio’s exclusion of REITs and highly regulated utilities contributed positively to relative performance, as REITs and utilities generally underperformed.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio invests in a broadly diversified group of U.S. real estate securities. As of October 31, 2023, the Portfolio held approximately 140 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were -7.83% for the Portfolio and -6.25% for the Dow Jones U.S. Select REIT Index, the Portfolio’s benchmark. Differences in REIT eligibility between the Portfolio and the Dow Jones U.S. Select REIT Index detracted from the Portfolio’s performance relative to the benchmark, most notably among tower REITs. The Portfolio includes tower REITs, which are not held by the benchmark, and these securities generally underperformed.

13

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLES
	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Enhanced U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$1,005.60	0.15%	$0.76
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77
U.S. Large Cap Equity Portfolio
Actual Fund Return	$1,000.00	$1,012.80	0.13%	$0.66
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66

14

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
U.S. Large Cap Value Portfolio (2)
Actual Fund Return	$1,000.00	$966.10	0.22%	$1.09
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$1,001.80	0.30%	$1.51
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53
U.S. Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,004.50	0.31%	$1.57
Hypothetical 5% Annual Return	$1,000.00	$1,023.64	0.31%	$1.58
U.S. Core Equity 1 Portfolio
Actual Fund Return	$1,000.00	$1,004.50	0.15%	$0.76
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77
U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$998.00	0.19%	$0.96
Hypothetical 5% Annual Return	$1,000.00	$1,024.25	0.19%	$0.97
U.S. Vector Equity Portfolio
Actual Fund Return	$1,000.00	$985.70	0.28%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43
U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$967.40	0.28%	$1.39
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43
U.S. Micro Cap Portfolio
Actual Fund Return	$1,000.00	$979.50	0.41%	$2.05
Hypothetical 5% Annual Return	$1,000.00	$1,023.14	0.41%	$2.09
U.S. High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$1,005.50	0.23%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17
DFA Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$895.10	0.18%	$0.86
Hypothetical 5% Annual Return	$1,000.00	$1,024.30	0.18%	$0.92

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

15

DISCLOSURE OF FUND EXPENSES

CONTINUED

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

16

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2023 (October 19, 2023 with respect to the Enhanced U.S. Large Company Portfolio). They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUND

Affiliated Investment Company
U.S. Large Cap Value Portfolio	100.0%

ENHANCED DOMESTIC EQUITY PORTFOLIO

Enhanced U.S. Large Company Portfolio
Basic Materials	3.4%
Communications	0.5%
Consumer, Cyclical	8.4%
Consumer, Non-cyclical	9.1%
Energy	5.9%
Financials	45.1%
Foreign Government	3.0%
Industrials	1.4%
Supranational	0.7%
Technology	2.4%
U.S. Government	17.0%
Utilities	3.1%

100.0%

17

DOMESTIC EQUITY PORTFOLIOS

U.S. Large Cap Equity Portfolio
Communication Services	8.2%
Consumer Discretionary	10.5%
Consumer Staples	6.9%
Energy	6.4%
Financials	13.1%
Health Care	13.4%
Industrials	10.9%
Information Technology	24.8%
Materials	3.6%
Real Estate	0.3%
Utilities	1.9%

100.0%

U.S. Targeted Value Portfolio
Communication Services	2.9%
Consumer Discretionary	16.2%
Consumer Staples	4.6%
Energy	10.9%
Financials	25.4%
Health Care	5.7%
Industrials	17.4%
Information Technology	7.8%
Materials	7.7%
Real Estate	1.1%
Utilities	0.3%

100.0%

U.S. Small Cap Value Portfolio
Communication Services	2.1%
Consumer Discretionary	15.5%
Consumer Staples	4.8%
Energy	12.4%
Financials	24.2%
Health Care	4.0%
Industrials	20.0%
Information Technology	7.2%
Materials	8.3%
Real Estate	0.9%
Utilities	0.6%

100.0%

U.S. Core Equity 1 Portfolio
Communication Services	7.5%
Consumer Discretionary	10.8%
Consumer Staples	6.4%
Energy	7.3%
Financials	14.1%
Health Care	11.4%
Industrials	13.1%
Information Technology	23.0%
Materials	3.9%
Real Estate	0.3%
Utilities	2.2%

100.0%

U.S. Core Equity 2 Portfolio
Communication Services	6.5%
Consumer Discretionary	10.0%
Consumer Staples	6.2%
Energy	6.7%
Financials	15.2%
Health Care	11.6%
Industrials	15.0%
Information Technology	22.5%
Materials	4.4%
Real Estate	0.3%
Utilities	1.6%

100.0%

U.S. Vector Equity Portfolio
Communication Services	5.8%
Consumer Discretionary	11.2%
Consumer Staples	5.0%
Energy	10.6%
Financials	22.1%
Health Care	9.5%
Industrials	17.8%
Information Technology	9.3%
Materials	7.1%
Real Estate	0.6%
Utilities	1.0%

100.0%

U.S. Small Cap Portfolio
Communication Services	2.4%
Consumer Discretionary	13.8%
Consumer Staples	4.8%
Energy	6.7%
Financials	19.9%
Health Care	9.0%
Industrials	21.6%
Information Technology	12.1%
Materials	6.0%
Real Estate	0.7%
Utilities	3.0%

100.0%

U.S. Micro Cap Portfolio
Communication Services	3.1%
Consumer Discretionary	14.3%
Consumer Staples	4.8%
Energy	6.4%
Financials	20.6%
Health Care	10.8%
Industrials	20.6%
Information Technology	11.1%
Materials	5.0%
Real Estate	1.0%
Utilities	2.3%

100.0%

U.S. High Relative Profitability Portfolio
Communication Services	1.1%
Consumer Discretionary	9.3%
Consumer Staples	10.1%
Energy	6.1%
Financials	10.7%
Health Care	15.1%
Industrials	15.3%
Information Technology	30.0%
Materials	2.2%
Utilities	0.1%

100.0%

DFA Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

18

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

		Face Amount^		Value†
		(000)
BONDS — (78.3%)
AUSTRALIA — (0.6%)
Glencore Funding LLC
Ω	4.625%, 04/29/24		1,150	1,141,207

CANADA — (11.1%)
Bank of Montreal, Floating Rate Note,
(r)	SOFR + 0.465%, FRN,
	5.811%, 01/10/25		173	$172,216
(r)	SOFR + 1.060%, FRN,
	6.403%, 06/07/25		110	110,193
(r)	SOFR + 1.330%, FRN,
	6.674%, 06/05/26		683	685,943
Bank of Nova Scotia
	0.700%, 04/15/24		3,000	2,929,877
Brookfield Finance, Inc.
	4.000%, 04/01/24		400	396,713
Canadian Imperial Bank of Commerce, Floating Rate Note, SOFR + 0.420%, FRN
(r)	5.765%, 10/18/24		2,014	2,010,516
Canadian Natural Resources Ltd.
	3.900%, 02/01/25		2,450	2,381,612
Enbridge, Inc.
	2.150%, 02/16/24		500	494,025
PSP Capital, Inc.
	3.290%, 04/04/24	CAD	5,000	3,577,321
Royal Bank of Canada
	2.550%, 07/16/24		2,000	1,953,191
Toronto-Dominion Bank
	2.850%, 03/08/24	CAD	9,500	6,785,538

TOTAL CANADA				21,497,145

FRANCE — (3.9%)
Banque Federative du Credit Mutuel SA
Ω	0.650%, 02/27/24		200	196,613
Banque Federative du Credit Mutuel SA, Floating Rate Note, SOFR + 0.410%, FRN
(r)Ω	5.751%, 02/04/25		1,000	993,512
BNP Paribas SA
Ω	3.375%, 01/09/25		1,900	1,835,283
BPCE SA
Ω	2.375%, 01/14/25		2,265	2,153,884

		Face Amount^	Value†
		(000)
FRANCE — (Continued)
Societe Generale SA
Ω	3.875%, 03/28/24	500	$495,133
Ω	2.625%, 10/16/24	2,000	1,930,274

TOTAL FRANCE			7,604,699

GERMANY — (4.3%)
Bayer U.S. Finance LLC
Ω	3.375%, 10/08/24	2,500	2,434,824
Daimler Truck Finance North America LLC
Ω	3.500%, 04/07/25	1,871	1,807,236
Mercedes-Benz Finance North America LLC
Ω	0.750%, 03/01/24	500	491,508
Ω	3.250%, 08/01/24	1,750	1,714,787
Volkswagen Group of America Finance LLC
Ω	0.875%, 11/22/23	2,000	1,994,469

TOTAL GERMANY			8,442,824

IRELAND — (1.2%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	2.875%, 08/14/24	2,300	2,235,145

ITALY — (2.3%)
Intesa Sanpaolo SpA
Ω	3.250%, 09/23/24	2,202	2,138,991
Republic of Italy Government International Bonds
	2.375%, 10/17/24	2,500	2,414,225

TOTAL ITALY			4,553,216

JAPAN — (4.4%)
American Honda Finance Corp.
	0.550%, 07/12/24	1,000	964,749
Mitsubishi UFJ Financial Group, Inc.
	3.407%, 03/07/24	2,500	2,478,638
Nomura Holdings, Inc.
	2.648%, 01/16/25	2,500	2,387,626
ORIX Corp.
	4.050%, 01/16/24	425	423,162

19

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
JAPAN — (Continued)
Sumitomo Mitsui Financial Group, Inc.
	2.696%, 07/16/24		300	$293,157
Sumitomo Mitsui Trust Bank Ltd.
	0.850%, 03/25/24		2,000	1,959,647

TOTAL JAPAN				8,506,979

NETHERLANDS — (6.1%)
BNG Bank NV
	2.000%, 04/12/24	GBP	500	598,090
	5.250%, 05/20/24	AUD	10,000	6,361,336
Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		3,500	3,417,825
ING Groep NV
	3.550%, 04/09/24		1,500	1,483,121

TOTAL NETHERLANDS				11,860,372

NORWAY — (1.7%)
Kommunalbanken AS
	5.250%, 07/15/24	AUD	5,300	3,373,637

SPAIN — (0.6%)
Banco Santander SA
	2.706%, 06/27/24		1,200	1,172,968

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (0.6%)
International Finance Corp.
	1.450%, 07/22/24	AUD	2,000	1,240,097

SWITZERLAND — (1.2%)
UBS AG
#Ω	0.700%, 08/09/24		2,450	2,350,979

UNITED KINGDOM — (3.3%)
BAT Capital Corp.
	3.222%, 08/15/24		580	567,005
HSBC USA, Inc.
	3.750%, 05/24/24		1,250	1,233,750
Nationwide Building Society
Ω	0.550%, 01/22/24		1,475	1,457,139
NatWest Markets PLC
Ω	0.800%, 08/12/24		350	335,747
Reckitt Benckiser Treasury Services PLC
Ω	2.750%, 06/26/24		2,958	2,897,541

TOTAL UNITED KINGDOM				6,491,182

UNITED STATES — (37.0%)
American Express Co.
	3.375%, 05/03/24		1,075	1,061,734

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
American Express Co., Floating Rate Note, SOFR + 0.930%, FRN
#(r)	6.273%, 03/04/25	500	$500,993
	American Tower Corp.
	0.600%, 01/15/24	500	494,321
	American Water Capital Corp.
	3.400%, 03/01/25	2,600	2,516,583
	Ameriprise Financial, Inc.
	3.000%, 04/02/25	1,814	1,742,035
	Amgen, Inc.
	3.125%, 05/01/25	3,000	2,884,754
	Arrow Electronics, Inc.
	3.250%, 09/08/24	1,500	1,461,343
Bank of New York Mellon Corp., Floating Rate Note, SOFR + 0.620%, FRN
(r)	5.965%, 04/25/25	1,500	1,496,300
	Boardwalk Pipelines LP
	4.950%, 12/15/24	1,500	1,476,460
	Brixmor Operating Partnership LP
	3.850%, 02/01/25	1,800	1,733,701
	Capital One Financial Corp.
	3.200%, 02/05/25	600	573,659
	Cardinal Health, Inc.
	3.079%, 06/15/24	2,750	2,700,966
	Charles Schwab Corp.
	0.750%, 03/18/24	174	170,509
	Cigna Group
	3.500%, 06/15/24	40	39,385
	Discover Bank
	2.450%, 09/12/24	350	336,663
	Discover Financial Services
	3.950%, 11/06/24	1,500	1,459,026
	Edison International
	3.550%, 11/15/24	1,500	1,457,250
	Elevance Health, Inc.
	3.500%, 08/15/24	200	196,080
	2.375%, 01/15/25	2,800	2,686,614
	Energy Transfer LP
	2.900%, 05/15/25	2,000	1,905,193
	EOG Resources, Inc.
	3.150%, 04/01/25	2,107	2,031,540
	ERAC USA Finance LLC
Ω	3.850%, 11/15/24	3,000	2,934,875
	Fidelity National Information Services, Inc.
	0.600%, 03/01/24	2,500	2,454,650

20

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	General Motors Financial Co., Inc.
	1.050%, 03/08/24	500	$491,116
	3.800%, 04/07/25	1,500	1,447,702
	Georgia-Pacific LLC
Ω	0.625%, 05/15/24	2,000	1,943,643
	HSBC USA, Inc.
	3.500%, 06/23/24	1,100	1,080,136
	International Business Machines Corp.
	3.000%, 05/15/24	2,200	2,167,926
	John Deere Capital Corp., Floating Rate Note, SOFR + 0.790%, FRN
(r)	6.134%, 06/08/26	1,072	1,079,325
	Kinder Morgan Energy Partners LP
	4.250%, 09/01/24	1,500	1,475,730
	Lazard Group LLC
	3.750%, 02/13/25	1,500	1,451,522
	MPLX LP
	4.875%, 12/01/24	1,250	1,233,127
	National Rural Utilities Cooperative Finance Corp.
	0.350%, 02/08/24	2,000	1,969,559
	Nuveen Finance LLC
Ω	4.125%, 11/01/24	2,500	2,439,318
	Omnicom Group, Inc./Omnicom Capital, Inc.
	3.650%, 11/01/24	1,004	979,353
	ONEOK, Inc.
	2.750%, 09/01/24	360	349,876
	Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	2.700%, 11/01/24	1,183	1,141,669
	Realty Income Corp.
	3.875%, 07/15/24	2,500	2,464,678
	Santander Holdings USA, Inc.
	3.500%, 06/07/24	1,000	980,090
	Sherwin-Williams Co.
	4.050%, 08/08/24	1,389	1,368,329
	Simon Property Group LP
	2.000%, 09/13/24	3,650	3,524,489
	Ventas Realty LP
	3.750%, 05/01/24	1,000	985,748
	3.500%, 02/01/25	400	385,429
	VF Corp.
	2.400%, 04/23/25	3,000	2,824,863

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Walgreens Boots Alliance, Inc.
#	3.800%, 11/18/24	2,500	$2,428,805
Wells Fargo & Co.
#	3.300%, 09/09/24	3,000	2,929,273
Willis North America, Inc.
	3.600%, 05/15/24	500	492,912

TOTAL UNITED STATES			71,949,252

TOTAL BONDS			152,419,702

U.S. TREASURY OBLIGATIONS — (16.7%)
U.S. Treasury Notes
	0.375%, 04/15/24	28,300	27,658,828
U.S. Treasury Notes, Floating Rate Note
(r)	3M USTMMR + 0.169%, FRN, 5.567%, 04/30/25	4,900	4,904,865

TOTAL U.S. TREASURY OBLIGATIONS			32,563,693

COMMERCIAL PAPER — (3.3%)
SWITZERLAND — (0.2%)
Glencore Funding LLC
Ω	5.670%, 11/10/23	400	399,384

UNITED KINGDOM — (2.1%)
GlaxoSmithKline LLC
Ω	5.330%, 11/20/23	2,000	1,994,053
Lloyds Bank PLC
	5.711%, 11/08/23	2,000	1,997,630

TOTAL UNITED KINGDOM			3,991,683

UNITED STATES — (1.0%)
3M Co.
Ω	5.800%, 01/24/24	2,000	1,974,587

TOTAL COMMERCIAL PAPER (Cost $6,364,601)			6,365,654

TOTAL INVESTMENT SECURITIES (Cost $197,817,998)			191,349,049

21

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
SECURITIES LENDING COLLATERAL — (1.7%)
@§	The DFA Short Term Investment Fund	281,841	$3,260,057

TOTAL INVESTMENTS — (100.0%) (Cost $201,078,273)			$194,609,106

As of October 31, 2023, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	4,427,860	SEK	48,584,599	State Street Bank and Trust	12/27/23	$62,976
USD	11,153,088	AUD	17,535,916	Barclays Capital	01/04/24	5,383
USD	10,607,835	CAD	14,490,378	HSBC Bank	01/12/24	144,967

Total Appreciation						$213,326
SEK	48,584,599	USD	4,428,034	Barclays Capital	12/27/23	$(63,150)
USD	604,975	GBP	498,887	Citibank, N.A.	01/18/24	(1,786)

Total (Depreciation)						$(64,936)

Total Appreciation (Depreciation)						$148,390

As of October 31, 2023, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	950	12/15/23	$215,151,574	$200,081,875	$(15,069,699)

Total Futures Contracts			$215,151,574	$200,081,875	$(15,069,699)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$1,141,207	—	$1,141,207
Canada	—	21,497,145	—	21,497,145
France	—	7,604,699	—	7,604,699
Germany	—	8,442,824	—	8,442,824
Ireland	—	2,235,145	—	2,235,145
Italy	—	4,553,216	—	4,553,216
Japan	—	8,506,979	—	8,506,979
Netherlands	—	11,860,372	—	11,860,372

22

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Norway	—	$3,373,637	—	$3,373,637
Spain	—	1,172,968	—	1,172,968
Supranational Organization Obligations	—	1,240,097	—	1,240,097
Switzerland	—	2,350,979	—	2,350,979
United Kingdom	—	6,491,182	—	6,491,182
United States	—	71,949,252	—	71,949,252
U.S. Treasury Obligations	—	32,563,693	—	32,563,693
Commercial Paper	—	6,365,654	—	6,365,654
Securities Lending Collateral	—	3,260,057	—	3,260,057
Forward Currency Contracts**	—	148,390	—	148,390
Futures Contracts**	$(15,069,699)	—	—	(15,069,699)

TOTAL	$(15,069,699)	$194,757,496	—	$179,687,797

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

23

U.S. LARGE CAP EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.6%)
COMMUNICATION SERVICES — (8.2%)
* Alphabet, Inc., Class A	215,670	$26,760,334	1.7%
* Alphabet, Inc., Class C	178,843	22,409,028	1.5%
Comcast Corp., Class A	192,293	7,939,778	0.5%
* Meta Platforms, Inc., Class A	99,762	30,055,298	1.9%
Verizon Communications, Inc.	168,852	5,931,771	0.4%
Other Securities		33,623,614	2.2%

TOTAL COMMUNICATION SERVICES		126,719,823	8.2%

CONSUMER DISCRETIONARY — (10.5%)
* Amazon.com, Inc.	376,141	50,060,606	3.2%
Home Depot, Inc.	41,719	11,876,982	0.8%
McDonald’s Corp.	23,223	6,088,374	0.4%
* Tesla, Inc.	72,431	14,547,042	0.9%
Other Securities		79,551,028	5.2%

TOTAL CONSUMER DISCRETIONARY		162,124,032	10.5%

CONSUMER STAPLES — (6.9%)
Coca-Cola Co.	139,387	7,873,972	0.5%
Costco Wholesale Corp.	15,364	8,487,688	0.5%
PepsiCo, Inc.	58,406	9,536,532	0.6%
Procter & Gamble Co.	89,222	13,385,977	0.9%
Walmart, Inc.	67,173	10,976,740	0.7%
Other Securities		56,302,863	3.7%

TOTAL CONSUMER STAPLES		106,563,772	6.9%

ENERGY — (6.3%)
Chevron Corp.	77,881	11,349,598	0.7%
ConocoPhillips	67,100	7,971,480	0.5%
Exxon Mobil Corp.	208,006	22,017,435	1.4%
Other Securities		56,451,750	3.7%

TOTAL ENERGY		97,790,263	6.3%

FINANCIALS — (13.0%)
Bank of America Corp.	228,598	6,021,271	0.4%
* Berkshire Hathaway, Inc., Class B	61,526	21,000,670	1.4%
JPMorgan Chase & Co.	109,615	15,243,062	1.0%
Mastercard, Inc., Class A	35,432	13,334,833	0.9%
# Visa, Inc., Class A	61,047	14,352,150	0.9%
Other Securities		131,407,661	8.4%

TOTAL FINANCIALS		201,359,647	13.0%

HEALTH CARE — (13.3%)
Abbott Laboratories	62,251	5,885,832	0.4%
AbbVie, Inc.	75,544	10,665,302	0.7%
Amgen, Inc.	23,156	5,920,989	0.4%
Bristol-Myers Squibb Co.	103,105	5,313,001	0.3%
Eli Lilly & Co.	36,750	20,356,927	1.3%
Gilead Sciences, Inc.	71,502	5,615,767	0.4%
Johnson & Johnson	109,959	16,311,318	1.1%
Merck & Co., Inc.	127,000	13,042,900	0.8%

24

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Pfizer, Inc.	226,093	$6,909,402	0.4%
Thermo Fisher Scientific, Inc.	15,127	6,728,036	0.4%
UnitedHealth Group, Inc.	41,703	22,334,459	1.4%
Other Securities		87,463,691	5.8%

TOTAL HEALTH CARE		206,547,624	13.4%

INDUSTRIALS — (10.9%)
Caterpillar, Inc.	24,452	5,527,375	0.4%
Deere & Co.	14,121	5,159,249	0.3%
Honeywell International, Inc.	30,835	5,650,822	0.4%
Union Pacific Corp.	25,819	5,360,283	0.3%
Other Securities		146,994,048	9.5%

TOTAL INDUSTRIALS		168,691,777	10.9%

INFORMATION TECHNOLOGY — (24.7%)
Accenture PLC, Class A	27,337	8,121,549	0.5%
* Adobe, Inc.	17,341	9,226,452	0.6%
* Advanced Micro Devices, Inc.	54,976	5,415,136	0.4%
Apple, Inc.	467,445	79,825,583	5.2%
Broadcom, Inc.	19,205	16,158,511	1.0%
Cisco Systems, Inc.	178,752	9,318,342	0.6%
International Business Machines Corp.	53,406	7,724,644	0.5%
Microsoft Corp.	264,903	89,566,353	5.8%
NVIDIA Corp.	73,818	30,102,980	2.0%
Oracle Corp.	55,977	5,788,022	0.4%
QUALCOMM, Inc.	53,111	5,788,568	0.4%
* Salesforce, Inc.	32,588	6,544,648	0.4%
Other Securities		109,161,006	6.9%

TOTAL INFORMATION TECHNOLOGY		382,741,794	24.7%

MATERIALS — (3.6%)
Linde PLC	18,643	7,124,609	0.5%
Other Securities		48,760,979	3.1%

TOTAL MATERIALS		55,885,588	3.6%

REAL ESTATE — (0.3%)
Other Securities		3,865,780	0.3%

UTILITIES — (1.9%)
Other Securities		29,882,289	1.9%

TOTAL COMMON STOCKS (Cost $744,784,674)		1,542,172,389	99.7%

TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	918,086	918,086	0.1%

25

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (0.3%)
@§ The DFA Short Term Investment Fund	449,317	$5,197,255	0.3%

TOTAL INVESTMENTS—(100.0%) (Cost $750,900,015)		$1,548,287,730	100.1%

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Communication Services	$126,709,532	$10,291	—		$126,719,823
Consumer Discretionary	162,124,032	—	—		162,124,032
Consumer Staples	106,563,772	—	—		106,563,772
Energy	97,790,263	—	—		97,790,263
Financials	201,359,647	—	—		201,359,647
Health Care	206,512,767	—	$34,857		206,547,624
Industrials	168,691,777	—	—		168,691,777
Information Technology	382,741,794	—	—		382,741,794
Materials	55,885,588	—	—		55,885,588
Real Estate	3,865,780	—	—		3,865,780
Utilities	29,882,289	—	—		29,882,289
Temporary Cash Investments	918,086	—	—		918,086
Securities Lending Collateral	—	5,197,255	—		5,197,255

TOTAL	$1,543,045,327	$5,207,546	$34,857	^	$1,548,287,730

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

26

U.S. LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$21,191,308,792

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$21,191,308,792

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

27

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (92.0%)
COMMUNICATION SERVICES — (2.7%)
#	Nexstar Media Group, Inc.	313,260	$43,881,461	0.4%
	Other Securities		277,227,449	2.5%

TOTAL COMMUNICATION SERVICES			321,108,910	2.9%

CONSUMER DISCRETIONARY — (14.9%)
#*	AutoNation, Inc.	326,725	42,500,388	0.4%
	BorgWarner, Inc.	1,734,241	63,993,493	0.6%
#	Dillard’s, Inc., Class A	131,820	40,923,519	0.4%
#	Group 1 Automotive, Inc.	160,563	40,514,862	0.4%
#	Lithia Motors, Inc.	193,912	46,967,426	0.4%
#	Macy’s, Inc.	3,343,933	40,729,104	0.4%
#	Penske Automotive Group, Inc.	489,981	70,106,481	0.6%
*	Taylor Morrison Home Corp.	1,092,774	41,875,100	0.4%
	Toll Brothers, Inc.	1,181,034	83,510,914	0.8%
	Other Securities		1,297,165,222	11.6%

TOTAL CONSUMER DISCRETIONARY			1,768,286,509	16.0%

CONSUMER STAPLES — (4.2%)
*	Hostess Brands, Inc.	1,382,161	46,164,177	0.4%
	Ingredion, Inc.	424,738	39,746,982	0.4%
*	Post Holdings, Inc.	617,280	49,555,238	0.5%
	Other Securities		361,674,217	3.2%

TOTAL CONSUMER STAPLES			497,140,614	4.5%

ENERGY — (10.0%)
#*	CNX Resources Corp.	1,766,002	38,357,563	0.4%
	HF Sinclair Corp.	1,452,267	80,426,546	0.7%
#	Matador Resources Co.	841,863	51,934,528	0.5%
	Murphy Oil Corp.	1,440,370	64,629,402	0.6%
	Patterson-UTI Energy, Inc.	3,111,162	39,511,757	0.4%
	PBF Energy, Inc., Class A	1,213,812	57,692,484	0.5%
#	Range Resources Corp.	2,084,081	74,693,463	0.7%
	SM Energy Co.	1,163,311	46,904,700	0.4%
#	TechnipFMC PLC	1,737,294	37,386,567	0.3%
	Other Securities		698,123,916	6.3%

TOTAL ENERGY			1,189,660,926	10.8%

FINANCIALS — (23.4%)
*	American Equity Investment Life Holding Co.	842,065	44,595,762	0.4%
	Assured Guaranty Ltd.	613,840	38,303,616	0.4%
	Axis Capital Holdings Ltd.	766,336	43,757,786	0.4%
#	Bank OZK	1,161,169	41,581,462	0.4%
	MGIC Investment Corp.	2,233,839	37,617,849	0.3%
#	New York Community Bancorp, Inc.	4,950,961	46,935,101	0.4%
	Old Republic International Corp.	1,844,185	50,493,785	0.5%
	Popular, Inc.	690,156	44,887,746	0.4%
#	SouthState Corp.	613,316	40,540,188	0.4%
	Unum Group	1,565,395	76,547,816	0.7%
	Other Securities		2,314,374,519	20.9%

TOTAL FINANCIALS			2,779,635,630	25.2%

28

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (5.3%)
#* Acadia Healthcare Co., Inc.	643,565	$47,308,463	0.4%
* Envista Holdings Corp.	1,705,519	39,687,427	0.4%
Other Securities		539,049,913	4.9%

TOTAL HEALTH CARE		626,045,803	5.7%

INDUSTRIALS — (16.0%)
AGCO Corp.	369,245	42,337,632	0.4%
Air Lease Corp.	1,197,642	41,474,342	0.4%
* Beacon Roofing Supply, Inc.	579,646	41,253,406	0.4%
* Builders FirstSource, Inc.	589,724	63,996,848	0.6%
Knight-Swift Transportation Holdings, Inc.	1,369,894	66,974,118	0.6%
Ryder System, Inc.	391,993	38,234,997	0.3%
UFP Industries, Inc.	445,831	42,429,736	0.4%
WESCO International, Inc.	358,650	45,978,930	0.4%
Other Securities		1,513,571,807	13.7%

TOTAL INDUSTRIALS		1,896,251,816	17.2%

INFORMATION TECHNOLOGY — (7.2%)
Amkor Technology, Inc.	2,270,601	47,364,737	0.4%
* Arrow Electronics, Inc.	602,483	68,327,597	0.6%
Avnet, Inc.	990,678	45,898,112	0.4%
TD SYNNEX Corp.	477,246	43,753,913	0.4%
Other Securities		651,627,310	6.0%

TOTAL INFORMATION TECHNOLOGY		856,971,669	7.8%

MATERIALS — (7.0%)
Commercial Metals Co.	1,070,361	45,265,567	0.4%
Huntsman Corp.	1,930,589	45,040,641	0.4%
# U.S. Steel Corp.	1,551,972	52,596,331	0.5%
Other Securities		692,323,786	6.3%

TOTAL MATERIALS		835,226,325	7.6%

REAL ESTATE — (1.0%)
Other Securities		116,114,718	1.0%

UTILITIES — (0.3%)
Other Securities		37,289,844	0.3%

TOTAL COMMON STOCKS		10,923,732,764	99.0%

PREFERRED STOCKS — (0.1%)
COMMUNICATION SERVICES — (0.0%)
Other Security		208,302	0.0%

INDUSTRIALS — (0.1%)
Other Security		4,654,436	0.0%

TOTAL PREFERRED STOCKS		4,862,738	0.0%

TOTAL INVESTMENT SECURITIES (Cost $8,299,109,260)		10,928,595,502

29

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	97,807,211	$97,807,211	0.9%

SECURITIES LENDING COLLATERAL — (7.1%)
@§ The DFA Short Term Investment Fund	72,920,449	843,470,839	7.6%

TOTAL INVESTMENTS— (100.0%) (Cost $9,240,403,593)		$11,869,873,552	107.5%

As of October 31, 2023, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	467	12/15/23	$99,503,545	$98,356,037	$(1,147,508)

Total Futures Contracts			$99,503,545	$98,356,037	$(1,147,508)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Communication Services	$320,987,555	$121,355	—		$321,108,910
Consumer Discretionary	1,768,286,509	—	—		1,768,286,509
Consumer Staples	497,130,389	10,225	—		497,140,614
Energy	1,189,584,973	75,953	—		1,189,660,926
Financials	2,779,552,931	82,699	—		2,779,635,630
Health Care	623,900,359	—	$2,145,444		626,045,803
Industrials	1,896,102,795	105,267	43,754		1,896,251,816
Information Technology	856,842,997	128,672	—		856,971,669
Materials	834,804,132	—	422,193		835,226,325
Real Estate	116,114,718	—	—		116,114,718
Utilities	37,289,844	—	—		37,289,844
Preferred Stocks
Communication Services	208,302	—	—		208,302
Industrials	4,654,436	—	—		4,654,436
Temporary Cash Investments	97,807,211	—	—		97,807,211
Securities Lending Collateral	—	843,470,839	—		843,470,839
Futures Contracts**	(1,147,508)	—	—		(1,147,508)

TOTAL	$11,022,119,643	$843,995,010	$2,611,391	^	$11,868,726,044

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

30

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (94.8%)
COMMUNICATION SERVICES — (2.0%)
	Other Securities		$267,906,523	2.1%

CONSUMER DISCRETIONARY — (14.7%)
*	Adtalem Global Education, Inc.	1,101,384	57,051,691	0.4%
#	Group 1 Automotive, Inc.	299,563	75,588,732	0.6%
	MDC Holdings, Inc.	1,862,398	70,678,004	0.6%
	Meritage Homes Corp.	575,946	65,669,363	0.5%
*	Mohawk Industries, Inc.	927,314	74,537,499	0.6%
	PVH Corp.	964,158	71,685,147	0.6%
*	Taylor Morrison Home Corp.	2,812,419	107,771,896	0.8%
#	Thor Industries, Inc.	778,484	68,452,098	0.5%
*	Tri Pointe Homes, Inc.	2,638,710	66,126,073	0.5%
	Other Securities		1,327,268,650	10.3%

TOTAL CONSUMER DISCRETIONARY			1,984,829,153	15.4%

CONSUMER STAPLES — (4.5%)
*	Hostess Brands, Inc.	2,723,889	90,977,893	0.7%
	Seaboard Corp.	17,124	60,053,012	0.5%
	Other Securities		463,045,263	3.6%

TOTAL CONSUMER STAPLES			614,076,168	4.8%

ENERGY — (11.7%)
#*	CNX Resources Corp.	4,193,703	91,087,229	0.7%
#*	DT Midstream, Inc.	1,059,150	57,162,325	0.4%
#	Helmerich & Payne, Inc.	1,575,064	62,325,282	0.5%
	Murphy Oil Corp.	2,271,281	101,912,378	0.8%
	PBF Energy, Inc., Class A	1,937,224	92,076,257	0.7%
*	Southwestern Energy Co.	8,134,083	57,996,012	0.4%
	TechnipFMC PLC	3,148,191	67,749,070	0.5%
#*	Transocean Ltd.	11,182,191	74,026,104	0.6%
	Other Securities		975,727,588	7.6%

TOTAL ENERGY			1,580,062,245	12.2%

FINANCIALS — (23.0%)
*	American Equity Investment Life Holding Co.	2,039,490	108,011,390	0.8%
	Assured Guaranty Ltd.	1,301,830	81,234,192	0.6%
#	Bank OZK	1,968,405	70,488,583	0.6%
#	FNB Corp.	8,069,732	86,265,435	0.7%
	MGIC Investment Corp.	4,553,567	76,682,068	0.6%
	Nelnet, Inc., Class A	696,237	59,047,860	0.5%
	New York Community Bancorp, Inc.	8,439,224	80,003,844	0.6%
	Old National Bancorp	4,171,537	57,150,057	0.5%
	Popular, Inc.	1,165,993	75,836,185	0.6%
#	Valley National Bancorp	7,317,366	56,929,107	0.4%
	White Mountains Insurance Group Ltd.	43,400	62,094,550	0.5%
	Other Securities		2,288,134,622	17.6%

TOTAL FINANCIALS			3,101,877,893	24.0%

HEALTH CARE — (3.8%)
*	Acadia Healthcare Co., Inc.	853,025	62,705,868	0.5%

31

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
#* Prestige Consumer Healthcare, Inc.	1,027,868	$61,014,244	0.5%
Other Securities		391,998,681	3.0%

TOTAL HEALTH CARE		515,718,793	4.0%

INDUSTRIALS — (18.9%)
Air Lease Corp.	2,041,374	70,692,782	0.6%
# ArcBest Corp.	533,302	58,065,922	0.5%
* Beacon Roofing Supply, Inc.	813,566	57,901,492	0.5%
Boise Cascade Co.	651,886	61,114,313	0.5%
# Encore Wire Corp.	444,698	79,525,343	0.6%
GATX Corp.	763,323	79,828,319	0.6%
* Kirby Corp.	819,344	61,204,997	0.5%
Other Securities		2,079,887,903	15.9%

TOTAL INDUSTRIALS		2,548,221,071	19.7%

INFORMATION TECHNOLOGY — (6.8%)
Amkor Technology, Inc.	4,673,267	97,484,350	0.8%
Avnet, Inc.	2,029,837	94,042,348	0.7%
* Sanmina Corp.	1,457,694	74,152,894	0.6%
# Vishay Intertechnology, Inc.	3,103,708	69,026,466	0.5%
Other Securities		591,164,420	4.6%

TOTAL INFORMATION TECHNOLOGY		925,870,478	7.2%

MATERIALS — (7.9%)
Carpenter Technology Corp.	1,156,527	72,537,373	0.6%
Commercial Metals Co.	2,208,986	93,418,018	0.7%
Element Solutions, Inc.	4,339,958	79,117,434	0.6%
Huntsman Corp.	2,564,760	59,835,851	0.5%
U.S. Steel Corp.	3,597,899	121,932,797	0.9%
Other Securities		637,390,997	4.9%

TOTAL MATERIALS		1,064,232,470	8.2%

REAL ESTATE — (0.9%)
Other Securities		118,167,098	0.9%

UTILITIES — (0.6%)
# Brookfield Infrastructure Corp., Class A	2,491,165	64,172,410	0.5%
Other Securities		14,682,301	0.1%

TOTAL UTILITIES		78,854,711	0.6%

TOTAL COMMON STOCKS		12,799,816,603	99.1%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		204,833	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		311,566	0.0%

32

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.0%)
Other Security		$4,971,023	0.1%

TOTAL PREFERRED STOCKS		5,487,422	0.1%

TOTAL INVESTMENT SECURITIES (Cost $9,555,555,088)		12,805,304,025

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	114,712,989	114,712,989	0.9%

SECURITIES LENDING COLLATERAL — (4.3%)
@§ The DFA Short Term Investment Fund	50,591,078	585,187,004	4.5%

TOTAL INVESTMENTS—(100.0%) (Cost $10,255,463,669)		$13,505,204,018	104.6%

As of October 31, 2023, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	529	12/15/23	$113,714,344	$111,414,013	$(2,300,331)

Total Futures Contracts			$113,714,344	$111,414,013	$(2,300,331)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$267,906,523	—	—	$267,906,523
Consumer Discretionary	1,984,514,792	$314,361	—	1,984,829,153
Consumer Staples	612,776,686	1,299,482	—	614,076,168
Energy	1,580,062,245	—	—	1,580,062,245
Financials	3,101,044,293	833,600	—	3,101,877,893
Health Care	513,744,365	—	$1,974,428	515,718,793
Industrials	2,548,102,654	118,417	—	2,548,221,071
Information Technology	925,659,903	210,575	—	925,870,478
Materials	1,062,498,550	1,002,925	730,995	1,064,232,470
Real Estate	118,167,098	—	—	118,167,098
Utilities	78,854,711	—	—	78,854,711
Preferred Stocks
Communication Services	204,833	—	—	204,833
Consumer Discretionary	311,566	—	—	311,566
Industrials	4,971,023	—	—	4,971,023
Temporary Cash Investments	114,712,989	—	—	114,712,989

33

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$585,187,004	—		$585,187,004
Futures Contracts**	$(2,300,331)	—	—		(2,300,331)

TOTAL	$12,911,231,900	$588,966,364	$2,705,423	^	$13,502,903,687

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

34

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (97.5%)
COMMUNICATION SERVICES — (7.3%)
* Alphabet, Inc., Class A	2,905,839	$360,556,503	1.3%
* Alphabet, Inc., Class C	2,559,387	320,691,191	1.2%
Comcast Corp., Class A	4,154,485	171,538,686	0.6%
* Meta Platforms, Inc., Class A	1,474,881	444,337,399	1.6%
Verizon Communications, Inc.	4,856,017	170,591,877	0.6%
Other Securities		617,387,240	2.1%

TOTAL COMMUNICATION SERVICES		2,085,102,896	7.4%

CONSUMER DISCRETIONARY — (10.6%)
* Amazon.com, Inc.	4,770,102	634,852,875	2.3%
Home Depot, Inc.	578,985	164,831,240	0.6%
McDonald’s Corp.	392,232	102,831,463	0.4%
* Tesla, Inc.	945,382	189,870,521	0.7%
Other Securities		1,921,119,813	6.7%

TOTAL CONSUMER DISCRETIONARY		3,013,505,912	10.7%

CONSUMER STAPLES — (6.2%)
Coca-Cola Co.	2,283,694	129,005,874	0.5%
Costco Wholesale Corp.	244,634	135,145,607	0.5%
PepsiCo, Inc.	977,554	159,615,017	0.6%
Procter & Gamble Co.	1,498,080	224,756,942	0.8%
Walmart, Inc.	911,334	148,921,089	0.5%
Other Securities		981,336,004	3.4%

TOTAL CONSUMER STAPLES		1,778,780,533	6.3%

ENERGY — (7.1%)
Chevron Corp.	1,679,730	244,787,053	0.9%
ConocoPhillips	1,164,407	138,331,552	0.5%
Exxon Mobil Corp.	4,223,835	447,092,935	1.6%
Marathon Petroleum Corp.	529,963	80,156,904	0.3%
Other Securities		1,117,560,698	3.9%

TOTAL ENERGY		2,027,929,142	7.2%

FINANCIALS — (13.8%)
Bank of America Corp.	3,912,477	103,054,644	0.4%
* Berkshire Hathaway, Inc., Class B	954,456	325,784,466	1.2%
JPMorgan Chase & Co.	2,201,688	306,166,733	1.1%
Mastercard, Inc., Class A	579,715	218,175,740	0.8%
# Visa, Inc., Class A	913,551	214,775,840	0.8%
Other Securities		2,778,966,138	9.7%

TOTAL FINANCIALS		3,946,923,561	14.0%

HEALTH CARE — (11.1%)
AbbVie, Inc.	1,217,399	171,872,391	0.6%
Amgen, Inc.	373,973	95,624,896	0.4%
Cigna Group	239,976	74,200,579	0.3%
Eli Lilly & Co.	520,601	288,376,512	1.0%
Johnson & Johnson	1,664,083	246,850,072	0.9%
Merck & Co., Inc.	1,091,150	112,061,105	0.4%
Pfizer, Inc.	3,028,207	92,542,006	0.3%

35

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Thermo Fisher Scientific, Inc.	171,737	$76,383,466	0.3%
UnitedHealth Group, Inc.	461,505	247,163,618	0.9%
Other Securities		1,775,532,857	6.2%

TOTAL HEALTH CARE		3,180,607,502	11.3%

INDUSTRIALS — (12.8%)
Caterpillar, Inc.	417,155	94,297,888	0.3%
Deere & Co.	226,979	82,929,047	0.3%
Lockheed Martin Corp.	186,232	84,668,516	0.3%
Union Pacific Corp.	454,379	94,333,624	0.3%
Other Securities		3,284,765,581	11.8%

TOTAL INDUSTRIALS		3,640,994,656	13.0%

INFORMATION TECHNOLOGY — (22.4%)
Accenture PLC, Class A	397,785	118,177,946	0.4%
* Adobe, Inc.	257,391	136,947,455	0.5%
Apple, Inc.	8,542,791	1,458,852,419	5.2%
Applied Materials, Inc.	568,804	75,281,209	0.3%
Broadcom, Inc.	314,651	264,737,912	1.0%
Cisco Systems, Inc.	2,518,417	131,285,078	0.5%
Intel Corp.	2,571,581	93,862,706	0.3%
Microsoft Corp.	4,149,522	1,402,994,883	5.0%
NVIDIA Corp.	1,080,621	440,677,244	1.6%
Oracle Corp.	840,214	86,878,128	0.3%
QUALCOMM, Inc.	829,776	90,437,286	0.3%
Texas Instruments, Inc.	750,861	106,629,771	0.4%
Other Securities		2,002,547,612	7.0%

TOTAL INFORMATION TECHNOLOGY		6,409,309,649	22.8%

MATERIALS — (3.8%)
Linde PLC	225,284	86,094,533	0.3%
Other Securities		997,630,925	3.6%

TOTAL MATERIALS		1,083,725,458	3.9%

REAL ESTATE — (0.3%)
Other Securities		77,469,422	0.3%

UTILITIES — (2.1%)
Other Securities		606,789,891	2.2%

TOTAL COMMON STOCKS		27,851,138,622	99.1%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		193,537	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		234,621	0.0%

36

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.0%)
Other Security		$1,437,507	0.0%

TOTAL PREFERRED STOCKS		1,865,665	0.0%

TOTAL INVESTMENT SECURITIES (Cost $11,912,071,759)		27,853,004,287

TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	283,594,942	283,594,942	1.0%

SECURITIES LENDING COLLATERAL — (1.5%)
@§ The DFA Short Term Investment Fund	36,868,359	426,456,306	1.5%

TOTAL INVESTMENTS—(100.0%) (Cost $12,622,123,007)		$28,563,055,535	101.6%

As of October 31, 2023, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	1,170	12/15/23	$252,692,080	$246,416,625	$(6,275,455)

Total Futures Contracts			$252,692,080	$246,416,625	$(6,275,455)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,084,953,600	$149,296	—	$2,085,102,896
Consumer Discretionary	3,013,496,664	9,248	—	3,013,505,912
Consumer Staples	1,778,699,762	80,771	—	1,778,780,533
Energy	2,027,929,142	—	—	2,027,929,142
Financials	3,946,920,511	3,050	—	3,946,923,561
Health Care	3,170,881,568	8,561,704	$1,164,230	3,180,607,502
Industrials	3,640,135,865	845,401	13,390	3,640,994,656
Information Technology	6,408,675,532	634,117	—	6,409,309,649
Materials	1,083,638,441	—	87,017	1,083,725,458
Real Estate	77,427,815	41,607	—	77,469,422
Utilities	606,789,891	—	—	606,789,891
Preferred Stocks
Communication Services	193,537	—	—	193,537
Consumer Discretionary	234,621	—	—	234,621
Industrials	1,437,507	—	—	1,437,507
Temporary Cash Investments	283,594,942	—	—	283,594,942

37

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$426,456,306	—		$426,456,306
Futures Contracts**	$(6,275,455)	—	—		(6,275,455)

TOTAL	$28,118,733,943	$436,781,500	$1,264,637	^	$28,556,780,080

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

38

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (97.2%)
COMMUNICATION SERVICES — (6.3%)
* Alphabet, Inc., Class A	2,402,168	$298,061,005	1.1%
* Alphabet, Inc., Class C	2,091,630	262,081,239	1.0%
Comcast Corp., Class A	3,103,081	128,126,214	0.5%
* Meta Platforms, Inc., Class A	1,408,050	424,203,223	1.5%
Verizon Communications, Inc.	3,035,075	106,622,185	0.4%
Other Securities		576,870,755	1.9%

TOTAL COMMUNICATION SERVICES		1,795,964,621	6.4%

CONSUMER DISCRETIONARY — (9.7%)
* Amazon.com, Inc.	3,133,368	417,019,947	1.5%
Home Depot, Inc.	491,255	139,855,386	0.5%
* Tesla, Inc.	399,380	80,211,479	0.3%
Other Securities		2,126,307,440	7.6%

TOTAL CONSUMER DISCRETIONARY		2,763,394,252	9.9%

CONSUMER STAPLES — (6.1%)
Coca-Cola Co.	1,697,114	95,869,970	0.4%
Costco Wholesale Corp.	157,001	86,733,632	0.3%
PepsiCo, Inc.	986,623	161,095,803	0.6%
Procter & Gamble Co.	1,467,734	220,204,132	0.8%
Walmart, Inc.	819,313	133,883,937	0.5%
Other Securities		1,028,877,732	3.6%

TOTAL CONSUMER STAPLES		1,726,665,206	6.2%

ENERGY — (6.5%)
Chevron Corp.	1,202,644	175,261,310	0.6%
ConocoPhillips	1,162,116	138,059,381	0.5%
Exxon Mobil Corp.	3,081,650	326,192,653	1.2%
Other Securities		1,202,066,648	4.3%

TOTAL ENERGY		1,841,579,992	6.6%

FINANCIALS — (14.8%)
American Express Co.	509,806	74,446,970	0.3%
Bank of America Corp.	3,352,939	88,316,413	0.3%
* Berkshire Hathaway, Inc., Class B	840,748	286,972,515	1.0%
JPMorgan Chase & Co.	1,948,863	271,008,889	1.0%
Mastercard, Inc., Class A	517,493	194,758,491	0.7%
# Visa, Inc., Class A	799,533	187,970,208	0.7%
Other Securities		3,096,594,625	11.0%

TOTAL FINANCIALS		4,200,068,111	15.0%

HEALTH CARE — (11.2%)
AbbVie, Inc.	1,169,550	165,117,069	0.6%
Amgen, Inc.	365,932	93,568,812	0.3%
Cigna Group	242,211	74,891,641	0.3%
Elevance Health, Inc.	160,699	72,329,013	0.3%
Eli Lilly & Co.	538,596	298,344,482	1.1%
Johnson & Johnson	1,877,750	278,545,435	1.0%
Merck & Co., Inc.	1,861,625	191,188,887	0.7%
Pfizer, Inc.	3,347,749	102,307,209	0.4%

39

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
UnitedHealth Group, Inc.	338,127	$181,087,296	0.7%
Other Securities		1,741,146,813	6.1%

TOTAL HEALTH CARE		3,198,526,657	11.5%

INDUSTRIALS — (14.6%)
Caterpillar, Inc.	426,704	96,456,439	0.4%
Deere & Co.	217,159	79,341,212	0.3%
Lockheed Martin Corp.	161,715	73,522,108	0.3%
Union Pacific Corp.	574,109	119,190,769	0.4%
Other Securities		3,774,255,418	13.4%

TOTAL INDUSTRIALS		4,142,765,946	14.8%

INFORMATION TECHNOLOGY — (21.8%)
Accenture PLC, Class A	449,831	133,640,292	0.5%
* Adobe, Inc.	211,804	112,692,436	0.4%
Apple, Inc.	8,359,320	1,427,521,076	5.1%
Applied Materials, Inc.	712,387	94,284,419	0.3%
Broadcom, Inc.	284,762	239,590,204	0.9%
Cisco Systems, Inc.	2,916,573	152,040,950	0.6%
Intel Corp.	1,953,693	71,309,794	0.3%
International Business Machines Corp.	547,292	79,160,315	0.3%
Microsoft Corp.	4,372,022	1,478,224,358	5.3%
NVIDIA Corp.	671,538	273,853,196	1.0%
Oracle Corp.	819,046	84,689,356	0.3%
QUALCOMM, Inc.	817,724	89,123,739	0.3%
Texas Instruments, Inc.	673,110	95,588,351	0.4%
Other Securities		1,884,266,320	6.6%

TOTAL INFORMATION TECHNOLOGY		6,215,984,806	22.3%

MATERIALS — (4.3%)
Linde PLC	189,850	72,553,076	0.3%
Other Securities		1,148,418,796	4.1%

TOTAL MATERIALS		1,220,971,872	4.4%

REAL ESTATE — (0.3%)
Other Securities		92,497,729	0.3%

UTILITIES — (1.6%)
Other Securities		447,134,143	1.6%

TOTAL COMMON STOCKS		27,645,553,335	99.0%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		198,177	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		372,303	0.0%

40

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.0%)
Other Security		$1,961,510	0.0%

TOTAL PREFERRED STOCKS		2,531,990	0.0%

TOTAL INVESTMENT SECURITIES (Cost $12,317,882,538)		27,648,085,325

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	254,955,004	254,955,004	0.9%

SECURITIES LENDING COLLATERAL — (1.9%)
@§ The DFA Short Term Investment Fund	46,538,732	538,313,515	1.9%

TOTAL INVESTMENTS—(100.0%) (Cost $13,111,162,744)		$28,441,353,844	101.8%

As of October 31, 2023, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	1,140	12/15/23	$250,320,659	$240,098,250	$(10,222,409)

Total Futures Contracts			$250,320,659	$240,098,250	$(10,222,409)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,795,753,974	$210,647	—	$1,795,964,621
Consumer Discretionary	2,763,390,787	3,465	—	2,763,394,252
Consumer Staples	1,726,557,060	108,146	—	1,726,665,206
Energy	1,841,579,992	—	—	1,841,579,992
Financials	4,199,974,528	93,583	—	4,200,068,111
Health Care	3,192,408,877	4,551,771	$1,566,009	3,198,526,657
Industrials	4,140,919,149	1,833,704	13,093	4,142,765,946
Information Technology	6,215,378,716	605,739	351	6,215,984,806
Materials	1,220,849,838	—	122,034	1,220,971,872
Real Estate	92,372,307	125,422	—	92,497,729
Utilities	447,134,143	—	—	447,134,143
Preferred Stocks
Communication Services	198,177	—	—	198,177
Consumer Discretionary	372,303	—	—	372,303
Industrials	1,961,510	—	—	1,961,510
Temporary Cash Investments	254,955,004	—	—	254,955,004

41

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$538,313,515	—		$538,313,515
Futures Contracts**	$(10,222,409)	—	—		(10,222,409)

TOTAL	$27,883,583,956	$545,845,992	$1,701,487	^	$28,431,131,435

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

42

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (93.5%)
COMMUNICATION SERVICES — (5.4%)
*	Alphabet, Inc., Class A	170,641	$21,173,135	0.5%
*	Alphabet, Inc., Class C	174,880	21,912,464	0.5%
	Comcast Corp., Class A	440,297	18,179,863	0.5%
*	Meta Platforms, Inc., Class A	140,513	42,332,352	1.1%
	Verizon Communications, Inc.	508,612	17,867,540	0.5%
	Other Securities		111,776,804	2.6%

TOTAL COMMUNICATION SERVICES			233,242,158	5.7%

CONSUMER DISCRETIONARY — (10.5%)
*	Amazon.com, Inc.	314,432	41,847,755	1.0%
	DR Horton, Inc.	125,278	13,079,023	0.3%
	Lennar Corp., Class A	87,862	9,373,118	0.2%
	PulteGroup, Inc.	146,869	10,808,090	0.3%
	Other Securities		377,184,961	9.3%

TOTAL CONSUMER DISCRETIONARY			452,292,947	11.1%

CONSUMER STAPLES — (4.6%)
	Bunge Ltd.	94,400	10,004,512	0.3%
	Procter & Gamble Co.	90,151	13,525,355	0.3%
	Walmart, Inc.	63,339	10,350,226	0.3%
	Other Securities		165,914,139	4.0%

TOTAL CONSUMER STAPLES			199,794,232	4.9%

ENERGY — (10.0%)
	Chevron Corp.	191,690	27,934,984	0.7%
	ConocoPhillips	107,669	12,791,077	0.3%
	Coterra Energy, Inc.	441,905	12,152,387	0.3%
	Diamondback Energy, Inc.	78,089	12,519,228	0.3%
	EOG Resources, Inc.	74,939	9,461,049	0.2%
	EQT Corp.	216,761	9,186,331	0.2%
	Exxon Mobil Corp.	559,346	59,206,774	1.5%
	HF Sinclair Corp.	169,076	9,363,429	0.2%
	Marathon Petroleum Corp.	85,987	13,005,534	0.3%
	Valero Energy Corp.	94,078	11,947,906	0.3%
	Other Securities		251,462,017	6.3%

TOTAL ENERGY			429,030,716	10.6%

FINANCIALS — (20.6%)
*	Arch Capital Group Ltd.	105,193	9,118,129	0.2%
	Bank of America Corp.	491,054	12,934,362	0.3%
*	Berkshire Hathaway, Inc., Class B	110,049	37,563,025	0.9%
	Capital One Financial Corp.	94,015	9,522,779	0.2%
	First Citizens BancShares, Inc., Class A	6,764	9,339,325	0.2%
	Hartford Financial Services Group, Inc.	139,081	10,215,499	0.3%
	JPMorgan Chase & Co.	273,311	38,006,628	0.9%
	Morgan Stanley	152,000	10,764,640	0.3%
	Travelers Cos., Inc.	107,477	17,995,949	0.5%
	Wells Fargo & Co.	220,608	8,773,580	0.2%
	Other Securities		724,799,241	17.8%

TOTAL FINANCIALS			889,033,157	21.8%

43

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (8.9%)
Cigna Group	32,553	$10,065,388	0.3%
Johnson & Johnson	176,784	26,224,139	0.7%
Merck & Co., Inc.	111,689	11,470,460	0.3%
Pfizer, Inc.	497,846	15,214,174	0.4%
UnitedHealth Group, Inc.	24,210	12,965,908	0.3%
Other Securities		307,343,490	7.4%

TOTAL HEALTH CARE		383,283,559	9.4%

INDUSTRIALS — (16.6%)
Johnson Controls International PLC	191,481	9,386,399	0.2%
# RTX Corp.	107,084	8,715,567	0.2%
Other Securities		697,792,969	17.2%

TOTAL INDUSTRIALS.		715,894,935	17.6%

INFORMATION TECHNOLOGY — (8.7%)
Cisco Systems, Inc.	205,622	10,719,075	0.3%
Intel Corp.	359,241	13,112,296	0.3%
# Jabil, Inc.	74,660	9,168,248	0.2%
Micron Technology, Inc.	133,994	8,960,179	0.2%
#* Super Micro Computer, Inc.	40,553	9,711,227	0.2%
Other Securities		324,147,779	8.0%

TOTAL INFORMATION TECHNOLOGY		375,818,804	9.2%

MATERIALS — (6.7%)
Dow, Inc.	212,547	10,274,522	0.3%
Linde PLC	28,454	10,873,981	0.3%
Nucor Corp.	112,169	16,577,457	0.4%
Reliance Steel & Aluminum Co.	43,567	11,082,573	0.3%
Steel Dynamics, Inc.	126,737	13,498,758	0.3%
Other Securities		225,830,862	5.5%

TOTAL MATERIALS		288,138,153	7.1%

REAL ESTATE — (0.5%)
Other Securities		22,271,455	0.6%

UTILITIES — (1.0%)
Other Securities		41,257,206	1.0%

TOTAL COMMON STOCKS		4,030,057,322	99.0%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		207,803	0.0%

INDUSTRIALS — (0.0%)
Other Security		784,790	0.0%

TOTAL PREFERRED STOCKS		992,593	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,145,727,662)		4,031,049,915

44

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	40,621,609	$40,621,609	1.0%

SECURITIES LENDING COLLATERAL — (5.5%)
@§ The DFA Short Term Investment Fund	20,608,919	238,383,371	5.8%

TOTAL INVESTMENTS—(100.0%) (Cost $2,424,737,540)		$4,310,054,895	105.8%

As of October 31, 2023, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	169	12/15/23	$36,460,756	$35,593,512	$(867,244)

Total Futures Contracts			$36,460,756	$35,593,512	$(867,244)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$233,159,744	$82,414	—	$233,242,158
Consumer Discretionary	452,256,924	36,023	—	452,292,947
Consumer Staples	199,726,553	67,679	—	199,794,232
Energy	429,030,716	—	—	429,030,716
Financials	888,972,569	60,588	—	889,033,157
Health Care	379,774,600	2,709,831	$799,128	383,283,559
Industrials	715,440,824	447,973	6,138	715,894,935
Information Technology	375,560,792	258,012	—	375,818,804
Materials	288,102,826	—	35,327	288,138,153
Real Estate	22,257,586	13,869	—	22,271,455
Utilities	41,257,206	—	—	41,257,206
Preferred Stocks
Communication Services	207,803	—	—	207,803
Industrials	784,790	—	—	784,790
Temporary Cash Investments	40,621,609	—	—	40,621,609
Securities Lending Collateral	—	238,383,371	—	238,383,371
Futures Contracts**	(867,244)	—	—	(867,244)

TOTAL	$4,066,287,298	$242,059,760	$840,593^	$4,309,187,651

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

45

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (92.0%)
COMMUNICATION SERVICES — (2.2%)
	Other Securities		$306,988,974	2.4%

CONSUMER DISCRETIONARY — (12.7%)
#*	Asbury Automotive Group, Inc.	149,820	28,671,053	0.2%
	Murphy USA, Inc.	120,485	43,698,705	0.4%
*	Taylor Morrison Home Corp.	796,952	30,539,201	0.2%
	Other Securities		1,633,805,520	12.8%

TOTAL CONSUMER DISCRETIONARY			1,736,714,479	13.6%

CONSUMER STAPLES — (4.4%)
	Coca-Cola Consolidated, Inc.	54,568	34,727,621	0.3%
	Inter Parfums, Inc.	232,833	29,595,403	0.2%
*	Sprouts Farmers Market, Inc.	651,201	27,363,466	0.2%
	Other Securities		511,618,408	4.0%

TOTAL CONSUMER STAPLES			603,304,898	4.7%

ENERGY — (6.1%)
#	SM Energy Co.	732,318	29,527,062	0.2%
	TechnipFMC PLC	1,654,034	35,594,812	0.3%
	Other Securities		775,782,252	6.1%

TOTAL ENERGY			840,904,126	6.6%

FINANCIALS — (18.3%)
*	American Equity Investment Life Holding Co.	667,310	35,340,738	0.3%
	Evercore, Inc., Class A	267,875	34,871,967	0.3%
	FirstCash Holdings, Inc.	307,746	33,519,694	0.3%
	RLI Corp.	245,534	32,714,950	0.3%
	Selective Insurance Group, Inc.	396,604	41,290,442	0.3%
	White Mountains Insurance Group Ltd.	19,400	27,756,550	0.2%
	Other Securities		2,302,078,856	18.0%

TOTAL FINANCIALS			2,507,573,197	19.7%

HEALTH CARE — (8.3%)
#*	CorVel Corp.	154,210	29,907,487	0.2%
	Ensign Group, Inc.	424,098	40,967,867	0.3%
*	Medpace Holdings, Inc.	122,098	29,629,522	0.2%
*	Merit Medical Systems, Inc.	403,213	27,716,862	0.2%
	Other Securities		1,003,324,962	8.0%

TOTAL HEALTH CARE			1,131,546,700	8.9%

INDUSTRIALS — (19.9%)
#	AAON, Inc.	594,244	32,374,413	0.3%
	Applied Industrial Technologies, Inc.	272,046	41,761,781	0.3%
*	ASGN, Inc.	358,128	29,889,363	0.2%
#*	Atkore, Inc.	257,880	32,049,326	0.3%
*	Beacon Roofing Supply, Inc.	459,437	32,698,131	0.3%
	Boise Cascade Co.	305,055	28,598,906	0.2%
*	Casella Waste Systems, Inc., Class A	371,267	28,012,095	0.2%
	Comfort Systems USA, Inc.	264,955	48,182,067	0.4%
*	ExlService Holdings, Inc.	1,206,714	31,507,303	0.3%

46

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
# Exponent, Inc.	378,072	$27,708,897	0.2%
Franklin Electric Co., Inc.	336,851	29,211,719	0.2%
* FTI Consulting, Inc.	175,457	37,242,503	0.3%
MSA Safety, Inc.	259,156	40,915,549	0.3%
# Mueller Industries, Inc.	819,400	30,899,574	0.3%
#* Saia, Inc.	106,690	38,247,298	0.3%
Simpson Manufacturing Co., Inc.	339,115	45,163,336	0.4%
# Timken Co.	427,105	29,521,498	0.2%
UFP Industries, Inc.	450,474	42,871,611	0.3%
Watts Water Technologies, Inc., Class A	200,814	34,742,830	0.3%
Other Securities		2,067,206,400	16.1%

TOTAL INDUSTRIALS		2,728,804,600	21.4%

INFORMATION TECHNOLOGY — (11.2%)
Amkor Technology, Inc.	1,436,396	29,963,221	0.2%
#* Axcelis Technologies, Inc.	238,962	30,467,655	0.2%
Badger Meter, Inc.	216,759	30,031,959	0.2%
* Fabrinet	263,526	40,846,530	0.3%
#* Insight Enterprises, Inc.	259,027	37,118,569	0.3%
#* Novanta, Inc.	254,279	33,580,085	0.3%
* Onto Innovation, Inc.	287,368	32,291,542	0.3%
Power Integrations, Inc.	417,917	28,974,186	0.2%
#* Qualys, Inc.	267,321	40,886,747	0.3%
* Rambus, Inc.	632,279	34,351,718	0.3%
Other Securities		1,195,280,036	9.4%

TOTAL INFORMATION TECHNOLOGY		1,533,792,248	12.0%

MATERIALS — (5.5%)
Commercial Metals Co.	723,546	30,598,760	0.2%
Element Solutions, Inc.	1,758,427	32,056,124	0.3%
Other Securities		694,204,672	5.5%

TOTAL MATERIALS		756,859,556	6.0%

REAL ESTATE — (0.6%)
Other Securities		85,141,466	0.7%

UTILITIES — (2.8%)
Other Securities		382,106,474	3.0%

TOTAL COMMON STOCKS		12,613,736,718	99.0%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		206,719	0.0%

INDUSTRIALS — (0.0%)
Other Security		3,530,904	0.0%

TOTAL PREFERRED STOCKS		3,737,623	0.0%

TOTAL INVESTMENT SECURITIES (Cost $8,046,257,818)		12,617,474,341

47

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	133,341,708	$133,341,708	1.0%

SECURITIES LENDING COLLATERAL — (7.0%)
@§ The DFA Short Term Investment Fund	83,406,880	964,767,376	7.6%

TOTAL INVESTMENTS—(100.0%) (Cost $9,144,377,423)		$13,715,583,425	107.6%

As of October 31, 2023, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	584	12/15/23	$127,802,078	$122,997,700	$(4,804,378)

Total Futures Contracts			$127,802,078	$122,997,700	$(4,804,378)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$306,953,094	$35,880	—	$306,988,974
Consumer Discretionary	1,736,714,479	—	—	1,736,714,479
Consumer Staples	603,153,743	151,155	—	603,304,898
Energy	840,904,126	—	—	840,904,126
Financials	2,507,413,278	159,919	—	2,507,573,197
Health Care	1,124,180,750	4,202,171	$3,163,779	1,131,546,700
Industrials	2,728,777,230	12,664	14,706	2,728,804,600
Information Technology	1,533,785,183	—	7,065	1,533,792,248
Materials	756,535,796	—	323,760	756,859,556
Real Estate	85,132,220	9,246	—	85,141,466
Utilities	382,106,474	—	—	382,106,474
Preferred Stocks
Communication Services	206,719	—	—	206,719
Industrials	3,530,904	—	—	3,530,904
Temporary Cash Investments	133,341,708	—	—	133,341,708
Securities Lending Collateral	—	964,767,376	—	964,767,376
Futures Contracts**	(4,804,378)	—	—	(4,804,378)

TOTAL	$12,737,931,326	$969,338,411	$3,509,310^	$13,710,779,047

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

48

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (91.5%)
COMMUNICATION SERVICES — (2.8%)
	Other Securities		$184,347,188	3.1%

CONSUMER DISCRETIONARY — (13.1%)
#*	Abercrombie & Fitch Co., Class A	309,087	18,798,671	0.3%
*	Cavco Industries, Inc.	67,389	16,814,229	0.3%
#	Group 1 Automotive, Inc.	70,962	17,905,841	0.3%
*	ODP Corp.	354,824	15,938,694	0.3%
#*	Stride, Inc.	307,962	16,931,751	0.3%
#*	Topgolf Callaway Brands Corp.	1,345,026	16,436,218	0.3%
*	Tri Pointe Homes, Inc.	625,733	15,680,869	0.3%
	Winmark Corp.	42,095	16,977,755	0.3%
	Other Securities		717,025,676	11.8%

TOTAL CONSUMER DISCRETIONARY			852,509,704	14.2%

CONSUMER STAPLES — (4.4%)
*	Hostess Brands, Inc.	641,577	21,428,672	0.4%
	Other Securities		264,595,095	4.3%

TOTAL CONSUMER STAPLES			286,023,767	4.7%

ENERGY — (5.9%)
#*	CNX Resources Corp.	1,161,237	25,222,068	0.4%
	Patterson-UTI Energy, Inc.	1,213,600	15,412,720	0.3%
	Scorpio Tankers, Inc.	281,079	15,782,586	0.3%
#*	Tidewater, Inc.	228,378	15,609,636	0.3%
	Other Securities		310,816,497	5.1%

TOTAL ENERGY			382,843,507	6.4%

FINANCIALS — (18.9%)
#	BancFirst Corp.	237,248	19,243,185	0.3%
*	Bancorp, Inc.	494,971	17,645,716	0.3%
	First BanCorp.	1,576,127	21,041,295	0.4%
*	NMI Holdings, Inc., Class A	581,320	15,899,102	0.3%
	Piper Sandler Cos	134,207	18,768,849	0.3%
	Other Securities		1,132,438,648	18.7%

TOTAL FINANCIALS			1,225,036,795	20.3%

HEALTH CARE — (9.9%)
#*	Amphastar Pharmaceuticals, Inc.	363,850	16,471,489	0.3%
#*	CorVel Corp.	162,450	31,505,553	0.5%
#*	Krystal Biotech, Inc.	144,924	16,937,268	0.3%
#*	Prestige Consumer Healthcare, Inc.	285,192	16,928,997	0.3%
	Other Securities		560,138,292	9.3%

TOTAL HEALTH CARE			641,981,599	10.7%

INDUSTRIALS — (18.8%)
*	AAR Corp.	264,917	15,725,473	0.3%
*	AeroVironment, Inc.	151,819	17,407,567	0.3%
#	ArcBest Corp.	191,857	20,889,390	0.4%
	Boise Cascade Co.	282,825	26,514,844	0.4%
*	CBIZ, Inc.	406,188	21,105,528	0.4%

49

U.S. MICRO CAP PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
#	Encore Wire Corp.	95,610	$17,097,936	0.3%
	ESCO Technologies, Inc.	174,924	17,006,111	0.3%
	Federal Signal Corp.	294,799	17,110,134	0.3%
	Griffon Corp.	402,713	16,084,357	0.3%
*	Huron Consulting Group, Inc.	170,273	16,918,325	0.3%
	ICF International, Inc.	129,423	16,401,777	0.3%
#	Kadant, Inc.	84,503	18,590,660	0.3%
	Matson, Inc.	225,848	19,660,068	0.3%
	McGrath RentCorp.	184,266	18,537,160	0.3%
*	MYR Group, Inc.	136,039	15,757,397	0.3%
*	SPX Technologies, Inc.	213,251	17,085,670	0.3%
#	Veritiv Corp.	163,485	27,695,994	0.5%
	Other Securities		904,851,083	14.7%

TOTAL INDUSTRIALS			1,224,439,474	20.3%

INFORMATION TECHNOLOGY — (10.1%)
*	Agilysys, Inc.	187,965	16,125,517	0.3%
*	FormFactor, Inc.	482,486	16,346,626	0.3%
#*	Insight Enterprises, Inc.	110,317	15,808,426	0.3%
#	Kulicke & Soffa Industries, Inc.	372,420	15,496,396	0.3%
*	Plexus Corp.	205,049	20,160,418	0.3%
	Progress Software Corp.	298,601	15,342,119	0.3%
	Other Securities		559,254,402	9.1%

TOTAL INFORMATION TECHNOLOGY			658,533,904	10.9%

MATERIALS — (4.6%)
	Carpenter Technology Corp.	256,503	16,087,868	0.3%
	Innospec, Inc.	180,162	17,655,876	0.3%
	Other Securities		265,691,778	4.4%

TOTAL MATERIALS			299,435,522	5.0%

REAL ESTATE — (0.9%)
#	St. Joe Co.	421,390	19,653,630	0.3%
	Other Securities		39,060,162	0.7%

TOTAL REAL ESTATE			58,713,792	1.0%

UTILITIES — (2.1%)
#	Otter Tail Corp.	270,818	20,836,737	0.3%
	Other Securities		114,601,353	1.9%

TOTAL UTILITIES			135,438,090	2.2%

TOTAL COMMON STOCKS			5,949,303,342	98.8%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
	Other Security		208,388	0.0%

50

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.0%)
Other Security		$1,480,270	0.0%

TOTAL PREFERRED STOCKS		1,688,658	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,889,420,079)		5,950,992,000

TEMPORARY CASH INVESTMENTS — (1.2%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	77,987,612	77,987,612	1.3%

SECURITIES LENDING COLLATERAL — (7.3%)
@§ The DFA Short Term Investment Fund	40,918,878	473,308,657	7.9%

TOTAL INVESTMENTS—(100.0%) (Cost $4,440,720,434)		$6,502,288,269	108.0%

As of October 31, 2023, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	327	12/15/23	$72,742,352	$68,870,287	$(3,872,065)

Total Futures Contracts			$72,742,352	$68,870,287	$(3,872,065)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$184,198,685	$148,503	—	$184,347,188
Consumer Discretionary	852,365,642	144,062	—	852,509,704
Consumer Staples	285,422,175	601,592	—	286,023,767
Energy	382,791,084	—	$52,423	382,843,507
Financials	1,224,445,906	590,889	—	1,225,036,795
Health Care	640,344,635	149,916	1,487,048	641,981,599
Industrials	1,224,384,366	—	55,108	1,224,439,474
Information Technology	658,530,980	—	2,924	658,533,904
Materials	299,257,383	—	178,139	299,435,522
Real Estate	58,588,971	124,821	—	58,713,792
Utilities	135,438,090	—	—	135,438,090
Preferred Stocks
Communication Services	208,388	—	—	208,388
Industrials	1,480,270	—	—	1,480,270
Temporary Cash Investments	77,987,612	—	—	77,987,612

51

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$473,308,657	—	$473,308,657
Futures Contracts**	$(3,872,065)	—	—	(3,872,065)

TOTAL	$6,021,572,122	$475,068,440	$1,775,642^	$6,498,416,204

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

52

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.4%)
COMMUNICATION SERVICES — (1.0%)
Other Securities		$46,032,932	1.0%

CONSUMER DISCRETIONARY — (9.1%)
Home Depot, Inc.	413,294	117,660,669	2.7%
NIKE, Inc., Class B	292,943	30,105,752	0.7%
Ross Stores, Inc.	296,058	34,333,846	0.8%
TJX Cos., Inc.	600,719	52,905,322	1.2%
Other Securities		165,999,851	3.8%

TOTAL CONSUMER DISCRETIONARY		401,005,440	9.2%

CONSUMER STAPLES — (9.9%)
Altria Group, Inc.	622,027	24,986,825	0.6%
Coca-Cola Co.	1,429,132	80,731,667	1.8%
Kroger Co.	743,305	33,723,748	0.8%
PepsiCo, Inc.	664,457	108,492,539	2.5%
Procter & Gamble Co.	274,144	41,129,824	0.9%
Target Corp.	269,232	29,828,213	0.7%
Other Securities		119,243,725	2.7%

TOTAL CONSUMER STAPLES		438,136,541	10.0%

ENERGY — (6.0%)
ConocoPhillips	608,929	72,340,765	1.7%
Hess Corp.	172,808	24,953,475	0.6%
Occidental Petroleum Corp.	557,073	34,432,682	0.8%
Other Securities		131,941,626	2.9%

TOTAL ENERGY		263,668,548	6.0%

FINANCIALS — (10.6%)
American Express Co.	314,679	45,952,574	1.1%
Ameriprise Financial, Inc.	106,466	33,491,010	0.8%
Aon PLC, Class A	80,133	24,793,150	0.6%
Mastercard, Inc., Class A	342,337	128,838,530	2.9%
# Visa, Inc., Class A	745,026	175,155,613	4.0%
Other Securities		56,630,437	1.2%

TOTAL FINANCIALS		464,861,314	10.6%

HEALTH CARE — (14.9%)
AbbVie, Inc.	814,342	114,968,804	2.6%
Amgen, Inc.	263,714	67,431,670	1.6%
Bristol-Myers Squibb Co.	1,046,076	53,904,296	1.2%
Eli Lilly & Co.	376,072	208,317,563	4.8%
Gilead Sciences, Inc.	694,162	54,519,483	1.3%
Johnson & Johnson	219,813	32,607,060	0.8%
Zoetis, Inc.	201,953	31,706,621	0.7%
Other Securities		92,910,272	2.0%

TOTAL HEALTH CARE		656,365,769	15.0%

INDUSTRIALS — (15.1%)
Automatic Data Processing, Inc.	186,986	40,804,085	0.9%
Caterpillar, Inc.	272,530	61,605,406	1.4%

53

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Deere & Co.	147,838	$54,014,092	1.2%
Illinois Tool Works, Inc.	135,400	30,345,848	0.7%
Lockheed Martin Corp.	112,034	50,935,138	1.2%
Union Pacific Corp.	308,247	63,995,160	1.5%
United Parcel Service, Inc., Class B	392,703	55,469,299	1.3%
United Rentals, Inc.	80,731	32,798,583	0.8%
Waste Management, Inc.	218,335	35,878,991	0.8%
WW Grainger, Inc.	44,501	32,478,165	0.8%
Other Securities		205,679,910	4.6%

TOTAL INDUSTRIALS		664,004,677	15.2%

INFORMATION TECHNOLOGY — (29.5%)
Accenture PLC, Class A	202,679	60,213,904	1.4%
* Adobe, Inc.	109,821	58,431,361	1.3%
Apple, Inc.	1,248,885	213,272,091	4.9%
Applied Materials, Inc.	493,558	65,322,401	1.5%
Broadcom, Inc.	206,313	173,585,569	4.0%
International Business Machines Corp.	476,470	68,916,621	1.6%
KLA Corp.	63,657	29,899,693	0.7%
Lam Research Corp.	72,492	42,641,244	1.0%
Microsoft Corp.	710,113	240,096,306	5.5%
Oracle Corp.	745,006	77,033,620	1.8%
QUALCOMM, Inc.	560,047	61,039,523	1.4%
Texas Instruments, Inc.	450,160	63,927,222	1.5%
Other Securities		142,965,743	3.1%

TOTAL INFORMATION TECHNOLOGY		1,297,345,298	29.7%

MATERIALS — (2.2%)
Nucor Corp.	244,758	36,172,785	0.8%
Sherwin-Williams Co.	103,032	24,543,253	0.6%
Other Securities		34,562,855	0.8%

TOTAL MATERIALS		95,278,893	2.2%

UTILITIES — (0.1%)
Other Security		3,984,740	0.1%

TOTAL COMMON STOCKS (Cost $3,228,324,816)		4,330,684,152	99.0%

TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	36,591,693	36,591,693	0.8%

SECURITIES LENDING COLLATERAL — (0.8%)
@§ The DFA Short Term Investment Fund	2,955,468	34,185,901	0.8%

TOTAL INVESTMENTS—(100.0%) (Cost $3,299,102,410)		$4,401,461,746	100.6%

54

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

As of October 31, 2023, U.S. High Relative Profitability Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	152	12/15/23	$33,376,088	$32,013,100	$(1,362,988)

Total Futures Contracts			$33,376,088	$32,013,100	$(1,362,988)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$46,032,932	—	—	$46,032,932
Consumer Discretionary	401,005,440	—	—	401,005,440
Consumer Staples	438,136,541	—	—	438,136,541
Energy	263,668,548	—	—	263,668,548
Financials	464,861,314	—	—	464,861,314
Health Care	656,365,769	—	—	656,365,769
Industrials	664,004,677	—	—	664,004,677
Information Technology	1,297,345,298	—	—	1,297,345,298
Materials	95,278,893	—	—	95,278,893
Utilities	3,984,740	—	—	3,984,740
Temporary Cash Investments	36,591,693	—	—	36,591,693
Securities Lending Collateral	—	$34,185,901	—	34,185,901
Futures Contracts**	(1,362,988)	—	—	(1,362,988)

TOTAL	$4,365,912,857	$34,185,901	—	$4,400,098,758

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

55

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (97.0%)
REAL ESTATE — (97.0%)
Agree Realty Corp.	607,919	$34,006,989	0.5%
Alexandria Real Estate Equities, Inc.	1,002,847	93,395,141	1.5%
American Homes 4 Rent, Class A	1,978,285	64,769,051	1.0%
American Tower Corp.	2,835,558	505,268,080	8.0%
Americold Realty Trust, Inc.	1,647,197	43,189,505	0.7%
AvalonBay Communities, Inc.	863,843	143,173,339	2.3%
Boston Properties, Inc.	907,105	48,593,615	0.8%
Brixmor Property Group, Inc.	1,833,888	38,126,532	0.6%
Camden Property Trust	649,461	55,126,250	0.9%
Crown Castle, Inc.	2,639,906	245,458,460	3.9%
CubeSmart	1,367,451	46,616,405	0.7%
Digital Realty Trust, Inc.	1,842,132	229,087,536	3.6%
EastGroup Properties, Inc.	280,891	45,855,456	0.7%
Equinix, Inc.	571,068	416,674,056	6.6%
Equity LifeStyle Properties, Inc.	1,077,089	70,872,456	1.1%
Equity Residential	2,190,275	121,187,916	1.9%
Essex Property Trust, Inc.	390,410	83,516,507	1.3%
Extra Space Storage, Inc.	1,285,139	133,127,549	2.1%
Federal Realty Investment Trust	446,296	40,697,732	0.6%
First Industrial Realty Trust, Inc.	804,594	34,034,326	0.5%
Gaming & Leisure Properties, Inc.	1,600,786	72,659,677	1.1%
Healthcare Realty Trust, Inc., Class A	2,316,655	33,243,999	0.5%
Healthpeak Properties, Inc.	3,330,153	51,783,879	0.8%
Host Hotels & Resorts, Inc.	4,328,502	67,005,211	1.1%
Invitation Homes, Inc.	3,747,040	111,249,618	1.8%
Iron Mountain, Inc.	1,775,260	104,864,608	1.7%
Kimco Realty Corp.	3,770,636	67,645,210	1.1%
Kite Realty Group Trust	1,326,989	28,291,405	0.4%
Lamar Advertising Co., Class A	532,484	43,807,459	0.7%
Mid-America Apartment Communities, Inc.	709,715	83,852,827	1.3%
NNN REIT, Inc.	1,111,875	40,394,419	0.6%
Omega Healthcare Investors, Inc.	1,522,188	50,384,423	0.8%
Prologis, Inc.	5,619,605	566,175,204	8.9%
Public Storage	962,572	229,775,562	3.6%
Realty Income Corp.	4,339,943	205,626,499	3.2%
Regency Centers Corp.	936,151	56,412,459	0.9%
Rexford Industrial Realty, Inc.	1,259,740	54,471,158	0.9%
Ryman Hospitality Properties, Inc.	344,933	29,526,265	0.5%
SBA Communications Corp.	659,264	137,542,248	2.2%
Simon Property Group, Inc.	1,990,216	218,704,836	3.5%
Spirit Realty Capital, Inc.	860,296	30,962,053	0.5%
STAG Industrial, Inc.	1,100,094	36,545,123	0.6%
Sun Communities, Inc.	756,967	84,205,009	1.3%
Terreno Realty Corp.	510,407	27,194,485	0.4%
UDR, Inc.	1,900,743	60,462,635	1.0%
Ventas, Inc.	2,447,558	103,923,313	1.6%
VICI Properties, Inc.	6,177,475	172,351,552	2.7%
Welltower, Inc.	3,155,290	263,813,797	4.2%
WP Carey, Inc.	1,302,183	69,862,118	1.1%
Other Securities		691,009,149	10.8%

TOTAL COMMON STOCKS (Cost $4,614,839,487)		6,286,523,101	99.1%

56

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	62,504,310	$62,504,310	1.0%

SECURITIES LENDING COLLATERAL — (2.0%)
@§ The DFA Short Term Investment Fund	11,262,937	130,278,393	2.1%

TOTAL INVESTMENTS—(100.0%) (Cost $4,807,622,730)		$6,479,305,804	102.2%

As of October 31, 2023, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	257	12/15/23	$57,310,037	$54,127,412	$(3,182,625)

Total Futures Contracts			$57,310,037	$54,127,412	$(3,182,625)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate	$6,286,523,101	—	—	$6,286,523,101
Temporary Cash Investments	62,504,310	—	—	62,504,310
Securities Lending Collateral	—	$130,278,393	—	130,278,393
Futures Contracts**	(3,182,625)	—	—	(3,182,625)

TOTAL	$6,345,844,786	$130,278,393	—	$6,476,123,179

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

57

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	Enhanced U.S. Large Company Portfolio*	U.S. Large Cap Equity Portfolio*	U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$21,191,309	—
Investment Securities at Value (including $3,188, $22,983, $0 and $967,650 of securities on loan, respectively)	$191,349	$1,542,172	—	$10,928,596
Temporary Cash Investments at Value & Cost	—	918	—	97,807
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $3,260, $5,197, $0 and $843,487, respectively)	3,260	5,197	—	843,471
Segregated Cash for Futures Contracts	—	—	—	5,231
Foreign Currencies at Value	2	—	—	—
Cash	2,442	—	3,802	1,501
Receivables:
Investment Securities Sold	—	9,414	—	7,861
Dividends and Interest	1,306	1,190	—	4,511
Securities Lending Income	1	7	—	143
Fund Shares Sold	17	439	6,480	4,185
Futures Margin Variation	1,259	—	—	619
Unrealized Gain on Forward Currency Contracts	213	—	—	—
Prepaid Expenses and Other Assets	9	18	62	52

Total Assets	199,858	1,559,355	21,201,653	11,893,977

LIABILITIES:
Payables:
Upon Return of Securities Loaned	3,260	5,211	—	843,875
Investment Securities Purchased	—	5,697	—	—
Fund Shares Redeemed	118	1,276	36,930	9,719
Due to Advisor	10	135	1,648	2,594
Unrealized Loss on Forward Currency Contracts	65	—	—	—
Accrued Expenses and Other Liabilities	33	95	879	674

Total Liabilities	3,486	12,414	39,457	856,862

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$196,372	$1,546,941	$21,162,196	$11,037,115

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $196,372; $1,546,941; $21,162,196 and $11,037,115 and shares outstanding of 17,756,278, 64,384,693, 528,295,694 and 412,462,204, respectively, $0.01 Par Value (1)	$11.06	$24.03	$40.06	$26.76

(1) NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	4,000,000,000	1,500,000,000

Investment Securities at Cost	$197,818	$744,785	N/A	$8,299,109

Foreign Currencies at Cost	$2	$—	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$255,110	$690,827	$13,960,390	$8,314,707
Total Distributable Earnings (Loss)	(58,738)	856,114	7,201,806	2,722,408

NET ASSETS	$196,372	$1,546,941	$21,162,196	$11,037,115

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

58

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

		U.S. Core	U.S. Core	U.S. Vector
	U.S. Small Cap	Equity 1	Equity 2	Equity
	Value Portfolio*	Portfolio*	Portfolio*	Portfolio*
ASSETS:
Investment Securities at Value (including $676,187, $624,280, $869,439 and $276,391 of securities on loan, respectively)	$12,805,304	$27,853,004	$27,648,085	$4,031,050
Temporary Cash Investments at Value & Cost	114,713	283,595	254,955	40,622
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $585,196, $426,456, $538,325 and $238,388, respectively)	585,187	426,456	538,314	238,383
Segregated Cash for Futures Contracts	5,925	13,104	12,768	1,893
Cash	1,945	196	165	79
Receivables:
Investment Securities Sold	24,082	22,934	39,653	8,736
Dividends and Interest	5,982	21,719	20,676	2,746
Securities Lending Income	156	224	220	55
Fund Shares Sold	7,504	8,499	5,001	1,793
Futures Margin Variation	701	1,550	1,510	224
Prepaid Expenses and Other Assets	61	110	88	24

Total Assets	13,551,560	28,631,391	28,521,435	4,325,605

LIABILITIES:
Payables:
Upon Return of Securities Loaned	585,252	426,872	538,816	238,474
Investment Securities Purchased	13,766	46,698	28,399	8,354
Fund Shares Redeemed	31,884	53,252	15,150	3,893
Due to Advisor	3,136	2,930	3,886	886
Accrued Expenses and Other Liabilities	924	1,314	1,544	272

Total Liabilities	634,962	531,066	587,795	251,879

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$12,916,598	$28,100,325	$27,933,640	$4,073,726

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $12,916,598; $28,100,325; $27,933,640 and $4,073,726 and shares outstanding of 337,822,583, 891,916,364, 985,056,667 and 192,903,616, respectively, $0.01 Par Value (1)	$38.23	$31.51	$28.36	$21.12

(1) NUMBER OF SHARES AUTHORIZED	3,400,000,000	3,000,000,000	4,600,000,000	2,000,000,000

Investment Securities at Cost	$9,555,555	$11,912,072	$12,317,883	$2,145,728

NET ASSETS CONSIST OF:
Paid-In Capital	$9,337,304	$12,120,902	$12,452,829	$2,095,854
Total Distributable Earnings (Loss)	3,579,294	15,979,423	15,480,811	1,977,872

NET ASSETS	$12,916,598	$28,100,325	$27,933,640	$4,073,726

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

59

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

			U.S. High	DFA Real
			Relative	Estate
	U.S. Small Cap	U.S. Micro Cap	Profitability	Securities
	Portfolio*	Portfolio*	Portfolio*	Portfolio*
ASSETS:
Investment Securities at Value (including $1,167,144, $564,244, $37,763 and $141,372 of securities on loan, respectively)	$12,617,474	$5,950,992	$4,330,684	$6,286,523
Temporary Cash Investments at Value & Cost	133,342	77,988	36,592	62,504
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $964,778, $473,313, $34,186 and $130,279, respectively)	964,767	473,309	34,186	130,278
Segregated Cash for Futures Contracts	7,195	3,662	3,405	2,878
Cash	327	1,475	—	—
Receivables:
Investment Securities Sold	4,043	4,446	4,677	—
Dividends and Interest	4,439	2,405	5,422	4,374
Securities Lending Income	261	117	11	30
Fund Shares Sold	16,439	2,469	1,651	8,346
Futures Margin Variation	774	847	1,765	341
Prepaid Expenses and Other Assets	54	23	30	29

Total Assets	13,749,115	6,517,733	4,418,423	6,495,303

LIABILITIES:
Payables:
Due to Custodian	—	—	3,267	—
Upon Return of Securities Loaned	965,355	473,491	34,181	130,585
Investment Securities Purchased	17,271	9,638	911	2,912
Fund Shares Redeemed	15,086	8,775	4,905	18,845
Due to Advisor	2,786	2,006	725	390
Accrued Expenses and Other Liabilities	797	410	321	542

Total Liabilities	1,001,295	494,320	44,310	153,274

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$12,747,820	$6,023,413	$4,374,113	$6,342,029

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $12,747,820; $6,023,413; $4,374,113 and $6,342,029 and shares outstanding of 340,195,942, 272,079,646, 242,013,243 and 191,598,706, respectively, $0.01 Par Value (1)	$37.47	$22.14	$18.07	$33.10

(1) NUMBER OF SHARES AUTHORIZED	2,000,000,000	3,000,000,000	500,000,000	1,700,000,000

Investment Securities at Cost	$8,046,258	$3,889,420	$3,228,325	$4,614,840

NET ASSETS CONSIST OF:
Paid-In Capital	$7,973,958	$3,859,123	$3,284,874	$4,625,332
Total Distributable Earnings (Loss)	4,773,862	2,164,290	1,089,239	1,716,697

NET ASSETS	$12,747,820	$6,023,413	$4,374,113	$6,342,029

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

60

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	Enhanced U.S.
	Large	U.S. Large Cap
	Company	Equity	U.S. Large Cap	U.S. Targeted
	Portfolio#	Portfolio#	Value Portfolio*	Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $0, respectively)	—	—	$569,098	—
Interest	—	—	384	—
Income from Securities Lending, Net	—	—	604	—
Expenses Allocated from Affiliated Investment Companies	—	—	(24,893)	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	545,193	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $7, $0 and $315, respectively)	—	$27,303	—	$229,189
Interest	$7,140	—	—	—
Income from Securities Lending, Net	17	74	—	2,236

Total Fund Investment Income	7,157	27,377	—	231,425

Fund Expenses
Investment Management Fees	271	1,619	43,553	32,245
Accounting & Transfer Agent Fees	42	305	3,233	1,421
S&P 500® Fees	37	—	—	—
Custodian Fees	12	21	—	210
Shareholder Servicing Fees[1]
Class R1 Shares	—	—	—	18
Class R2 Shares	—	—	—	104
Filing Fees	23	32	171	148
Shareholders’ Reports	21	40	364	314
Directors’/Trustees’ Fees & Expenses	1	12	176	91
Professional Fees	3	24	218	203
Previously Waived Fees Recovered by Advisor (Note C)	1	—	—	—
Other	8	59	945	854

Total Fund Expenses	419	2,112	48,660	35,608

Fees Waived, Expenses Reimbursed by Advisor (Note C)	80	—	22,936	—
Fees Paid Indirectly (Note C)	4	—	—	—

Net Expenses	335	2,112	25,724	35,608

Net Investment Income (Loss)	6,822	25,265	519,469	195,817

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(2,528)	63,579	—	203,527
Affiliated Investment Companies Shares Sold	(1)	1	—	37
Transactions Allocated from Affiliated Investment Company**	—	—	1,275,114	—
Futures	9,122	19	—	15,355
Foreign Currency Transactions	15	—	—	—
Forward Currency Contracts	708	—	—	—
In-Kind Redemptions	—	1,670	—	508,819
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,323	46,602	—	(1,143,344)
Affiliated Investment Companies Shares	3	3	—	300
Transactions Allocated from Affiliated Investment Company	—	—	(1,930,515)	—
Futures	2,459	—	—	(4,308)
Translation of Foreign Currency-Denominated Amounts	8	—	—	—
Forward Currency Contracts	(374)	—	—	—

Net Realized and Unrealized Gain (Loss)	15,735	111,874	(655,401)	(419,614)

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,557	$137,139	$(135,932)	$(223,797)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
1	Class R1 and Class R2 shares of the U.S. Targeted Value Portfolio converted into Institutional Class shares on June 9, 2023.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

61

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	U.S. Small Cap Value Portfolio#	U.S. Core Equity 1 Portfolio#	U.S. Core Equity 2 Portfolio#	U.S. Vector Equity Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $461, $145, $160 and $43, respectively)	$285,599	$506,878	$519,411	$83,007
Income from Securities Lending, Net	2,446	2,900	3,263	802

Total Investment Income	288,045	509,778	522,674	83,809

Expenses
Investment Management Fees	38,706	34,739	47,604	10,914
Accounting & Transfer Agent Fees	2,409	5,586	5,350	886
Custodian Fees	218	288	299	63
Filing Fees	169	314	259	62
Shareholders’ Reports	342	342	345	99
Directors’/Trustees’ Fees & Expenses	105	212	221	33
Professional Fees	200	442	455	63
Other	921	671	1,948	194

Total Expenses	43,070	42,594	56,481	12,314

Net Expenses	43,070	42,594	56,481	12,314

Net Investment Income (Loss)	244,975	467,184	466,193	71,495

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	499,680	(19,972)	212,512	100,955
Affiliated Investment Companies Shares Sold	178	129	45	24
Futures	16,515	7,188	17,680	648
In-Kind Redemptions	631,554	110,661	928,790	78,286
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,685,616)	1,298,012	70,927	(258,670)
Affiliated Investment Companies Shares	310	401	332	99
Futures	(10,073)	2,341	(5,760)	243

Net Realized and Unrealized Gain (Loss)	(547,452)	1,398,760	1,224,526	(78,415)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(302,477)	$1,865,944	$1,690,719	$(6,920)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

62

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	U.S. Small Cap Portfolio#	U.S. Micro Cap Portfolio#	U.S. High Relative Profitability Portfolio#	DFA Real Estate Securities Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $215, $159, $6 and $0, respectively)	$216,995	$104,237	$93,640	$268,838
Income from Securities Lending, Net	3,592	1,704	68	443

Total Investment Income	220,587	105,941	93,708	269,281

Fund Expenses
Investment Management Fees	34,674	24,759	8,868	12,831
Accounting & Transfer Agent Fees	1,993	1,096	1,011	1,369
Custodian Fees	202	125	44	75
Filing Fees	129	97	113	102
Shareholders’ Reports	297	148	148	268
Directors’/Trustees’ Fees & Expenses	104	48	35	59
Professional Fees	202	93	69	105
Other	750	249	442	591

Total Fund Expenses	38,351	26,615	10,730	15,400

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	—	1,815

Net Expenses	38,351	26,615	10,730	13,585

Net Investment Income (Loss)	182,236	79,326	82,978	255,696

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	271,748	124,839	(13,359)	61,871
Affiliated Investment Companies Shares Sold	133	(7)	9	(60)
Futures	12,493	5,577	559	10,056
In-Kind Redemptions	470,958	98,676	146,859	185,024
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,439,539)	(603,563)	179,761	(1,026,975)
Affiliated Investment Companies Shares	494	230	—	158
Futures	(8,721)	(5,850)	74	(5,903)

Net Realized and Unrealized Gain (Loss)	(692,434)	(380,098)	313,903	(775,829)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(510,198)	$(300,772)	$396,881	$(520,133)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

63

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Equity Portfolio		U.S. Large Cap Value Portfolio***
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$6,822	$4,235	$25,265	$27,396	$519,469	$502,676
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(2,528)	(18,469)	63,579	55,532	—	—
Affiliated Investment Companies Shares Sold	(1)	2	1	(4)	—	—
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	1,275,114	638,941
Futures	9,122	(26,807)	19	107	—	—
Foreign Currency Transactions	15	(30)	—	—	—	—
Forward Currency Contracts	708	8,012	—	—	—	—
In-Kind Redemptions	—	—	1,670	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,323	(10,721)	46,602	(370,165)	—	—
Affiliated Investment Companies Shares	3	(2)	3	(5)	—	—
Transactions Allocated from Affiliated Investment Company	—	—	—	—	(1,930,515)	(2,005,602)
Futures	2,459	(30,214)	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	8	(23)	—	—	—	—
Forward Currency Contracts	(374)	3,153	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	22,557	(70,864)	137,139	(287,139)	(135,932)	(863,985)

Distributions:
Institutional Class Shares	(6,552)	(133,571)	(72,775)	(90,612)	(1,036,603)	(1,117,729)
Capital Share Transactions (1):
Shares Issued	15,615	48,491	112,800	213,960	4,366,292	4,190,043
Shares Issued in Lieu of Cash Distributions	6,531	133,398	64,304	81,512	943,718	1,033,573
Shares Redeemed	(100,420)	(145,680)	(308,325)	(504,737)	(6,270,166)	(5,256,718)

Net Increase (Decrease) from Capital Share Transactions	(78,274)	36,209	(131,221)	(209,265)	(960,156)	(33,102)

Total Increase (Decrease) in Net Assets	(62,269)	(168,226)	(66,857)	(587,016)	(2,132,691)	(2,014,816)
Net Assets
Beginning of Year	258,641	426,867	1,613,798	2,200,814	23,294,887	25,309,703

End of Year	$196,372	$258,641	$1,546,941	$1,613,798	$21,162,196	$23,294,887

(1) Shares Issued and Redeemed:
Shares Issued	1,408	3,691	4,717	8,558	103,852	96,435
Shares Issued in Lieu of Cash Distributions	601	10,160	2,749	3,061	22,435	23,697
Shares Redeemed	(9,208)	(11,934)	(12,931)	(20,072)	(148,955)	(120,437)

Net Increase (Decrease) from Shares Issued and Redeemed	(7,199)	1,917	(5,465)	(8,453)	(22,668)	(305)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

64

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Targeted Value Portfolio		U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$195,817	$177,788	$244,975	$231,839	$467,184	$449,395
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	203,527	481,149	499,680	724,122	(19,972)	746,757
Affiliated Investment Companies Shares Sold	37	(183)	178	(244)	129	(228)
Futures	15,355	(21,845)	16,515	(14,918)	7,188	(31,585)
In-Kind Redemptions	508,819	—	631,554	—	110,661	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,143,344)	(802,130)	(1,685,616)	(849,358)	1,298,012	(5,000,570)
Affiliated Investment Companies Shares	300	(345)	310	(387)	401	(421)
Futures	(4,308)	398	(10,073)	4,538	2,341	(15,318)

Net Increase (Decrease) in Net Assets Resulting from Operations	(223,797)	(165,168)	(302,477)	95,592	1,865,944	(3,851,970)

Distributions:
Class R1 Shares	—	(5,129)	—	—	—	—
Class R2 Shares	—	(5,446)	—	—	—	—
Institutional Class Shares	(614,367)	(964,425)	(945,213)	(1,470,644)	(1,100,742)	(1,269,285)

Total Distributions	(614,367)	(975,000)	(945,213)	(1,470,644)	(1,100,742)	(1,269,285)

Capital Share Transactions (1):
Shares Issued	3,123,341	2,691,895	2,986,948	2,634,579	3,051,996	4,313,735
Shares Issued in Lieu of Cash Distributions	574,668	935,419	863,245	1,344,674	1,059,256	1,221,541
Shares Issued upon Conversion from Class R1 and R2	92,602	—	—	—	—	—
Shares Redeemed	(3,768,767)	(3,369,049)	(4,030,343)	(3,405,110)	(4,831,411)	(5,743,780)

Net Increase (Decrease) from Capital Share Transactions	21,844	258,265	(180,150)	574,143	(720,159)	(208,504)

Total Increase (Decrease) in Net Assets	(816,320)	(881,903)	(1,427,840)	(800,909)	45,043	(5,329,759)

Net Assets
Beginning of Year	11,853,435	12,735,338	14,344,438	15,145,347	28,055,282	33,385,041

End of Year	$11,037,115	$11,853,435	$12,916,598	$14,344,438	$28,100,325	$28,055,282

(1) Shares Issued and Redeemed:
Shares Issued	109,646	93,255	73,906	63,267	96,032	132,367
Shares Issued in Lieu of Cash Distributions	20,580	32,294	21,635	32,160	33,949	35,760
Shares Issued upon Conversion from Class R1 and R2	3,282	—	—	—	—	—
Shares Redeemed	(133,479)	(116,048)	(99,192)	(80,833)	(151,907)	(175,289)

Net Increase (Decrease) from Shares Issued and Redeemed	29	9,501	(3,651)	14,594	(21,926)	(7,162)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

65

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$466,193	$448,257	$71,495	$70,009	$182,236	$163,574
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	212,512	908,780	100,955	159,333	271,748	597,912
Affiliated Investment Companies Shares Sold	45	(225)	24	(49)	133	(303)
Futures	17,680	(34,730)	648	(5,485)	12,493	(21,083)
In-Kind Redemptions	928,790	—	78,286	—	470,958	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	70,927	(5,092,843)	(258,670)	(594,083)	(1,439,539)	(2,273,036)
Affiliated Investment Companies Shares	332	(384)	99	(121)	494	(567)
Futures	(5,760)	(11,179)	243	(1,963)	(8,721)	(1,773)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,690,719	(3,782,324)	(6,920)	(372,359)	(510,198)	(1,535,276)

Distributions:
Institutional Class Shares	(1,250,430)	(1,676,395)	(209,532)	(387,023)	(697,129)	(1,001,810)
Capital Share Transactions (1):
Shares Issued	3,561,807	3,998,679	537,638	667,556	2,543,294	2,418,174
Shares Issued in Lieu of Cash Distributions	1,231,432	1,650,798	203,171	381,930	650,841	944,361
Shares Redeemed	(6,573,835)	(6,065,708)	(875,691)	(1,047,819)	(3,122,590)	(3,689,252)

Net Increase (Decrease) from Capital Share Transactions	(1,780,596)	(416,231)	(134,882)	1,667	71,545	(326,717)

Total Increase (Decrease) in Net Assets	(1,340,307)	(5,874,950)	(351,334)	(757,715)	(1,135,782)	(2,863,803)
Net Assets
Beginning of Year	29,273,947	35,148,897	4,425,060	5,182,775	13,883,602	16,747,405

End of Year	$27,933,640	$29,273,947	$4,073,726	$4,425,060	$12,747,820	$13,883,602

(1) Shares Issued and Redeemed:
Shares Issued	122,172	134,993	24,272	28,984	62,952	57,023
Shares Issued in Lieu of Cash Distributions	43,512	52,814	9,286	16,017	16,356	21,166
Shares Redeemed	(225,764)	(202,581)	(39,565)	(45,273)	(77,231)	(85,366)

Net Increase (Decrease) from Shares Issued and Redeemed	(60,080)	(14,774)	(6,007)	(272)	2,077	(7,177)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

66

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Micro Cap Portfolio		U.S. High Relative Profitability Portfolio		DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$79,326	$72,387	$82,978	$84,301	$255,696	$195,121
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	124,839	280,167	(13,359)	113,487	61,871	343,226
Affiliated Investment Companies Shares Sold	(7)	(141)	9	(7)	(60)	(91)
Futures	5,577	(16,098)	559	(7,134)	10,056	(10,229)
In-Kind Redemptions	98,676	37,518	146,859	—	185,024	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(603,563)	(939,247)	179,761	(678,479)	(1,026,975)	(2,500,744)
Affiliated Investment Companies Shares	230	(266)	—	—	158	(185)
Futures	(5,850)	119	74	(2,379)	(5,903)	323

Net Increase (Decrease) in Net Assets Resulting from Operations	(300,772)	(565,561)	396,881	(490,211)	(520,133)	(1,972,579)

Distributions:
Institutional Class Shares	(320,213)	(741,898)	(166,760)	(193,881)	(524,375)	(291,803)
Capital Share Transactions (1):
Shares Issued	822,690	1,087,837	1,054,944	1,190,255	1,558,787	1,555,500
Shares Issued in Lieu of Cash Distributions	293,272	683,212	165,299	193,188	493,034	263,575
Shares Redeemed	(946,998)	(1,442,021)	(1,738,549)	(1,872,690)	(2,734,210)	(2,700,865)

Net Increase (Decrease) from Capital Share Transactions	168,964	329,028	(518,306)	(489,247)	(682,389)	(881,790)

Total Increase (Decrease) in Net Assets	(452,021)	(978,431)	(288,185)	(1,173,339)	(1,726,897)	(3,146,172)
Net Assets
Beginning of Year	6,475,434	7,453,865	4,662,298	5,835,637	8,068,926	11,215,098

End of Year	$6,023,413	$6,475,434	$4,374,113	$4,662,298	$6,342,029	$8,068,926

(1) Shares Issued and Redeemed:
Shares Issued	34,724	43,512	57,418	65,459	42,513	34,851
Shares Issued in Lieu of Cash Distributions	12,513	25,842	9,180	10,217	13,149	5,474
Shares Redeemed	(39,963)	(56,767)	(95,116)	(104,293)	(74,244)	(59,493)

Net Increase (Decrease) from Shares Issued and Redeemed	7,274	12,587	(28,518)	(28,617)	(18,582)	(19,168)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

67

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Enhanced U.S. Large Company Portfolio					U.S. Large Cap Equity Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$10.36	$18.53	$14.06	$14.02	$13.03	$23.10	$28.11	$20.01	$18.61	$16.75

Income from Investment Operations (A)
Net Investment Income (Loss)	0.33	0.15	0.10	0.12	0.26	0.38	0.37	0.33	0.32	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	0.68	(2.48)	5.49	1.17	1.60	1.62	(4.19)	8.11	1.42	1.86

Total from Investment Operations	1.01	(2.33)	5.59	1.29	1.86	2.00	(3.82)	8.44	1.74	2.17

Less Distributions:
Net Investment Income	(0.31)	(0.11)	(0.13)	(0.11)	(0.30)	(0.34)	(0.34)	(0.34)	(0.31)	(0.31)
Net Realized Gains	—	(5.73)	(0.99)	(1.14)	(0.57)	(0.73)	(0.85)	—	(0.03)	—

Total Distributions	(0.31)	(5.84)	(1.12)	(1.25)	(0.87)	(1.07)	(1.19)	(0.34)	(0.34)	(0.31)

Net Asset Value, End of Year	$11.06	$10.36	$18.53	$14.06	$14.02	$24.03	$23.10	$28.11	$20.01	$18.61

Total Return	9.77%	(19.24%)	41.82%	9.55%	15.67%	8.83%	(14.12%)	42.42%	9.52%	13.13%

Net Assets, End of Year (thousands)	$196,372	$258,641	$426,867	$433,322	$386,750	$1,546,941	$1,613,798	$2,200,814	$1,693,438	$1,611,529
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%	0.13%	0.13%	0.14%	0.16%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.19%	0.17%	0.17%	0.22%	0.25%	0.13%	0.13%	0.14%	0.16%	0.19%
Ratio of Net Investment Income to Average Net Assets	3.02%	1.26%	0.59%	0.89%	1.98%	1.56%	1.45%	1.32%	1.68%	1.77%
Portfolio Turnover Rate	19%	118%	70%	90%	109%	8%	7%	7%	20%	22%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

68

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Cap Value Portfolio					U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$42.28	$45.91	$31.40	$37.13	$37.41	$28.74	$31.61	$18.57	$22.31	$23.46

Income from Investment Operations (A)
Net Investment Income (Loss)	0.96	0.91	0.76	0.79	0.83	0.47	0.43	0.46	0.31	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.27)	(2.50)	14.46	(4.98)	1.45	(0.97)	(0.87)	13.02	(3.19)	(0.23)

Total from Investment Operations	(0.31)	(1.59)	15.22	(4.19)	2.28	(0.50)	(0.44)	13.48	(2.88)	0.09

Less Distributions:
Net Investment Income	(0.87)	(0.82)	(0.71)	(0.73)	(0.76)	(0.44)	(0.40)	(0.44)	(0.29)	(0.30)
Net Realized Gains	(1.04)	(1.22)	—	(0.81)	(1.80)	(1.04)	(2.03)	—	(0.57)	(0.94)

Total Distributions	(1.91)	(2.04)	(0.71)	(1.54)	(2.56)	(1.48)	(2.43)	(0.44)	(0.86)	(1.24)

Net Asset Value, End of Year	$40.06	$42.28	$45.91	$31.40	$37.13	$26.76	$28.74	$31.61	$18.57	$22.31

Total Return	(0.89%)	(3.54%)	48.68%	(11.56%)	6.97%	(1.90%)	(1.39%)	72.95%	(13.27%)	0.88%

Net Assets, End of Year (thousands)	$21,162,196	$23,294,887	$25,309,703	$18,715,077	$25,656,577	$11,037,115	$11,746,736	$12,591,768	$8,711,891	$10,655,324
Ratio of Expenses to Average Net Assets (B)	0.22%	0.21%	0.23%	0.27%	0.28%	0.30%	0.30%	0.33%	0.37%	0.38%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.32%	0.31%	0.33%	0.37%	0.38%	0.30%	0.30%	0.33%	0.37%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.09%	1.80%	2.38%	2.33%	1.64%	1.47%	1.65%	1.65%	1.45%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	20%	18%	13%	20%	16%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

69

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio					U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$42.01	$46.33	$27.34	$32.79	$36.39	$30.70	$36.25	$25.24	$24.71	$22.77

Income from Investment Operations (A)
Net Investment Income (Loss)	0.72	0.68	0.80	0.44	0.42	0.52	0.49	0.44	0.41	0.40
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.68)	(0.47)	18.98	(4.95)	(1.69)	1.51	(4.65)	10.99	0.93	2.08

Total from Investment Operations	(0.96)	0.21	19.78	(4.51)	(1.27)	2.03	(4.16)	11.43	1.34	2.48

Less Distributions:
Net Investment Income	(0.69)	(0.67)	(0.79)	(0.38)	(0.38)	(0.47)	(0.45)	(0.42)	(0.39)	(0.40)
Net Realized Gains	(2.13)	(3.86)	—	(0.56)	(1.95)	(0.75)	(0.94)	—	(0.42)	(0.14)

Total Distributions	(2.82)	(4.53)	(0.79)	(0.94)	(2.33)	(1.22)	(1.39)	(0.42)	(0.81)	(0.54)

Net Asset Value, End of Year	$38.23	$42.01	$46.33	$27.34	$32.79	$31.51	$30.70	$36.25	$25.24	$24.71

Total Return	(2.49%)	0.58%	73.01%	(14.11%)	(3.04%)	6.69%	(11.85%)	45.50%	5.55%	11.18%

Net Assets, End of Year (thousands)	$12,916,598	$14,344,438	$15,145,347	$10,481,057	$13,766,513	$28,100,325	$28,055,282	$33,385,041	$24,427,934	$26,592,058
Ratio of Expenses to Average Net Assets	0.31%	0.33%	0.42%	0.52%	0.53%	0.15%	0.14%	0.15%	0.18%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.31%	0.33%	0.42%	0.52%	0.53%	0.15%	0.14%	0.15%	0.18%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.77%	1.62%	1.94%	1.56%	1.26%	1.61%	1.48%	1.34%	1.69%	1.72%
Portfolio Turnover Rate	25%	23%	22%	18%	19%	8%	5%	4%	3%	5%

(A) Computed using average shares outstanding.See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

70

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Core Equity 2 Portfolio					U.S. Vector Equity Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$28.01	$33.16	$22.79	$22.66	$21.25	$22.25	$26.02	$17.00	$18.71	$18.40

Income from Investment Operations (A)
Net Investment Income (Loss)	0.45	0.42	0.39	0.36	0.36	0.36	0.35	0.31	0.27	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	1.11	(3.98)	10.35	0.60	1.65	(0.42)	(2.17)	9.00	(1.40)	0.72

Total from Investment Operations	1.56	(3.56)	10.74	0.96	2.01	(0.06)	(1.82)	9.31	(1.13)	1.00

Less Distributions:
Net Investment Income	(0.42)	(0.39)	(0.37)	(0.33)	(0.37)	(0.34)	(0.32)	(0.29)	(0.25)	(0.27)
Net Realized Gains	(0.79)	(1.20)	—	(0.50)	(0.23)	(0.73)	(1.63)	—	(0.33)	(0.42)

Total Distributions	(1.21)	(1.59)	(0.37)	(0.83)	(0.60)	(1.07)	(1.95)	(0.29)	(0.58)	(0.69)

Net Asset Value, End of Year	$28.36	$28.01	$33.16	$22.79	$22.66	$21.12	$22.25	$26.02	$17.00	$18.71

Total Return	5.64%	(11.19%)	47.35%	4.37%	9.78%	(0.41%)	(7.42%)	54.98%	(6.12%)	5.92%

Net Assets, End of Year (thousands)	$27,933,640	$29,273,947	$35,148,897	$25,670,305	$27,829,155	$4,073,726	$4,425,060	$5,182,775	$3,612,716	$4,583,612
Ratio of Expenses to Average Net Assets	0.19%	0.18%	0.19%	0.21%	0.22%	0.28%	0.28%	0.29%	0.32%	0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.19%	0.18%	0.19%	0.21%	0.22%	0.28%	0.28%	0.29%	0.32%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.57%	1.41%	1.29%	1.63%	1.69%	1.64%	1.49%	1.31%	1.59%	1.53%
Portfolio Turnover Rate	7%	5%	5%	3%	6%	11%	10%	10%	13%	6%

(A) Computed using average shares outstanding.See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

71

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Portfolio					U.S. Micro Cap Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$41.06	$48.50	$31.00	$33.80	$35.02	$24.45	$29.55	$18.19	$20.78	$21.88

Income from Investment Operations (A)
Net Investment Income (Loss)	0.53	0.48	0.50	0.35	0.38	0.29	0.27	0.24	0.18	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.06)	(4.93)	17.50	(2.02)	(0.05)	(1.39)	(2.41)	11.37	(2.18)	(0.26)

Total from Investment Operations	(1.53)	(4.45)	18.00	(1.67)	0.33	(1.10)	(2.14)	11.61	(2.00)	(0.06)

Less Distributions:
Net Investment Income	(0.50)	(0.45)	(0.50)	(0.32)	(0.35)	(0.28)	(0.26)	(0.25)	(0.16)	(0.18)
Net Realized Gains	(1.56)	(2.54)	—	(0.81)	(1.20)	(0.93)	(2.70)	—	(0.43)	(0.86)

Total Distributions	(2.06)	(2.99)	(0.50)	(1.13)	(1.55)	(1.21)	(2.96)	(0.25)	(0.59)	(1.04)

Net Asset Value, End of Year	$37.47	$41.06	$48.50	$31.00	$33.80	$22.14	$24.45	$29.55	$18.19	$20.78

Total Return	(3.96%)	(9.62%)	58.30%	(5.08%)	1.41%	(4.74%)	(7.93%)	64.00%	(9.87%)	0.24%

Net Assets, End of Year (thousands)	$12,747,820	$13,883,602	$16,747,405	$13,189,730	$17,392,495	$6,023,413	$6,475,434	$7,453,865	$5,120,258	$6,351,299
Ratio of Expenses to Average Net Assets	0.28%	0.29%	0.33%	0.36%	0.37%	0.41%	0.41%	0.46%	0.52%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.28%	0.29%	0.33%	0.36%	0.37%	0.41%	0.41%	0.46%	0.52%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.31%	1.12%	1.13%	1.15%	1.13%	1.22%	1.08%	0.90%	1.00%	0.98%
Portfolio Turnover Rate	20%	13%	12%	3%	8%	22%	22%	20%	11%	15%

(A) Computed using average shares outstanding.See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

72

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. High Relative Profitability Portfolio					DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$17.23	$19.51	$14.61	$13.51	$11.85	$38.39	$48.90	$34.21	$41.90	$34.14

Income from Investment Operations (A)
Net Investment Income (Loss)	0.32	0.29	0.26	0.25	0.22	1.26	0.89	0.90	1.01	0.52 **
Net Gains (Losses) on Securities (Realized and Unrealized)	1.17	(1.91)	4.89	1.07	1.64	(4.00)	(10.10)	14.86	(7.77)	8.09 **

Total from Investment Operations	1.49	(1.62)	5.15	1.32	1.86	(2.74)	(9.21)	15.76	(6.76)	8.61

Less Distributions:
Net Investment Income	(0.30)	(0.27)	(0.25)	(0.22)	(0.20)	(1.22)	(0.79)	(0.95)	(0.87)	(0.85)
Net Realized Gains	(0.35)	(0.39)	—	—	—	(1.33)	(0.51)	(0.12)	(0.06)	—

Total Distributions	(0.65)	(0.66)	(0.25)	(0.22)	(0.20)	(2.55)	(1.30)	(1.07)	(0.93)	(0.85)

Net Asset Value, End of Year	$18.07	$17.23	$19.51	$14.61	$13.51	$33.10	$38.39	$48.90	$34.21	$41.90

Total Return	8.67%	(8.55%)	35.42%	9.90%	15.88%	(7.83%)	(19.38%)	47.01%	(16.27%)	25.64%

Net Assets, End of Year (thousands)	$4,374,113	$4,662,298	$5,835,637	$3,629,125	$1,703,302	$6,342,029	$8,068,926	$11,215,098	$8,137,555	$10,671,437
Ratio of Expenses to Average Net Assets	0.23%	0.23%	0.24%	0.25%	0.25%	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.23%	0.23%	0.24%	0.25%	0.25%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.78%	1.61%	1.46%	1.76%	1.73%	3.39%	1.96%	2.12%	2.73%	1.38%**
Portfolio Turnover Rate	12%	20%	12%	0%	4%	3%	3%	5%	5%	3%

See page 1-2 for the Definitions of Abbreviations and Footnotes.See page 1-2 for the Definitions of Abbreviations and Footnotes.See page 1-2 for the Definitions of Abbreviations and Footnotes.See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

73

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which twelve (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, one (the “Feeder Fund”) invests all of its assets in a corresponding series (the “Master Fund” which is treated as a partnership for federal income tax purposes) of The DFA Investment Trust Company (“DFAITC”). As of October 31, 2023, the Feeder Fund was the owner of record of the approximate percentage of the total outstanding shares of the Master Fund as detailed below:

Feeder Fund	Master Fund	Percentage Ownership at 10/31/23
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	86%

To achieve its investment objective, the Feeder Fund invests substantially all of its assets in the Master Fund as indicated above. The Feeder Fund also invests in short-term temporary cash investments and futures.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio and U.S. High Relative Profitability Portfolio (collectively, the “Domestic Equity Portfolios”) including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios value the securities at the mean between the most recent quoted

74

bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These valuations are generally categorized as Level 2 or Level 3 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Master Fund) are valued at their respective daily net asset values as reported by their administrator. The Feeder Fund’s investment in the Master Fund reflects its proportionate interest in the net assets of the Master Fund. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Enhanced U.S. Large Company Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The Enhanced U.S. Large Company Portfolio isolates the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

75

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

The Feeder Fund recognizes its pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from its Master Fund within DFAITC, which is treated as a partnership for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

76

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2023, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio	0.12%
U.S. Large Cap Equity Portfolio	0.10%
U.S. Large Cap Value Portfolio	0.19%
U.S. Targeted Value Portfolio	0.27%
U.S. Small Cap Value Portfolio	0.28%
U.S. Core Equity 1 Portfolio	0.12%
U.S. Core Equity 2 Portfolio	0.16%
U.S. Vector Equity Portfolio	0.25%
U.S. Small Cap Portfolio	0.25%
U.S. Micro Cap Portfolio	0.38%
U.S. High Relative Profitability Portfolio	0.19%
DFA Real Estate Securities Portfolio	0.17%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-feeder Portfolios will remain in effect through February 28, 2024, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Fund, as described in the notes below, will remain in effect permanently, unless terminated by the Fund. During the year ended October 31, 2023, the non-feeder Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2023, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2023, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Advisor, however, will not be reimbursed by the Feeder Fund in connection with its Permanent Fee Waiver (defined below). The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Net Waived Fees	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Enhanced U.S. Large Company Portfolio (1)	0.15%	—	$1	$80	$239
U.S. Large Cap Equity Portfolio (1)	0.19%	—	—	—	—
U.S. Large Cap Value Portfolio (2)	—	0.19%	—	22,936	—
U.S. Targeted Value Portfolio (3)	0.50%	—	—	—	—

77

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Net Waived Fees	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Core Equity 1 Portfolio (1)	0.23%	—	—	—	—
U.S. Core Equity 2 Portfolio (1)	0.26%	—	—	—	—
U.S. Vector Equity Portfolio (1)	0.36%	—	—	—	—
U.S. High Relative Profitability Portfolio (4)	0.25%	—	—	—	—
DFA Real Estate Securities Portfolio (1)	0.18%	—	—	$1,815	$5,059

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the Portfolio’s ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”).

(2)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.23%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.25%.

(3)

The Advisor has contractually agreed to waive its management fee and to assume the Portfolio’s Institutional Class Shares’ expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class Shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”).

(4)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

Earned Income Credit:

Additionally, the following Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2023, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
Enhanced U.S. Large Company Portfolio	$4

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amount paid by the Fund to the CCO was $177 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

78

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$4
U.S. Large Cap Equity Portfolio	2
U.S. Large Cap Value Portfolio	151
U.S. Targeted Value Portfolio	39
U.S. Small Cap Value Portfolio	154
U.S. Core Equity 1 Portfolio	37
U.S. Core Equity 2 Portfolio	51
U.S. Vector Equity Portfolio	33
U.S. Small Cap Portfolio	95
U.S. Micro Cap Portfolio	69
U.S. High Relative Profitability Portfolio	6
DFA Real Estate Securities Portfolio	42

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (with respect to the Domestic Equity Portfolios) (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio	$22,438	$48,948	$17,000	$65,714
U.S. Large Cap Equity Portfolio	—	—	123,859	292,278
U.S. Targeted Value Portfolio	—	—	2,919,211	2,307,466
U.S. Small Cap Value Portfolio	—	—	3,736,352	3,385,575
U.S. Core Equity 1 Portfolio	—	—	2,324,991	3,240,883
U.S. Core Equity 2 Portfolio	—	—	2,072,844	3,433,521
U.S. Vector Equity Portfolio	—	—	469,918	605,864
U.S. Small Cap Portfolio	—	—	3,192,807	2,702,257
U.S. Micro Cap Portfolio	—	—	1,614,424	1,444,224
U.S. High Relative Profitability Portfolio	—	—	563,178	779,018
DFA Real Estate Securities Portfolio	—	—	207,749	707,591

There were no purchases or sales of long-term U.S. government securities by the Domestic Equity Portfolios.

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

79

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
Enhanced U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$6,490	$45,291	$48,523	$(1)	$3	$3,260	282	$142	—

Total	$6,490	$45,291	$48,523	$(1)	$3	$3,260	282	$142	—

U.S. Large Cap Equity Portfolio
The DFA Short Term Investment Fund	$7,333	$97,233	$99,373	$1	$3	$5,197	449	$354	—

Total	$7,333	$97,233	$99,373	$1	$3	$5,197	449	$354	—

U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$856,197	$7,846,881	$7,859,944	$37	$300	$843,471	72,920	$42,735	—

Total	$856,197	$7,846,881	$7,859,944	$37	$300	$843,471	72,920	$42,735	—

U.S. Small Cap Value Portfolio
The DFA Short Term Investment Fund	$939,014	$7,716,010	$8,070,325	$178	$310	$585,187	50,591	$46,398	—

Total	$939,014	$7,716,010	$8,070,325	$178	$310	$585,187	50,591	$46,398	—

U.S. Core Equity 1 Portfolio
The DFA Short Term Investment Fund	$1,197,211	$6,937,729	$7,709,014	$129	$401	$426,456	36,868	$42,773	—

Total	$1,197,211	$6,937,729	$7,709,014	$129	$401	$426,456	36,868	$42,773	—

U.S. Core Equity 2 Portfolio
The DFA Short Term Investment Fund	$1,076,958	$7,442,074	$7,981,095	$45	$332	$538,314	46,539	$46,621	—

Total	$1,076,958	$7,442,074	$7,981,095	$45	$332	$538,314	46,539	$46,621	—

U.S. Vector Equity Portfolio
The DFA Short Term Investment Fund	$227,604	$2,005,313	$1,994,657	$24	$99	$238,383	20,609	$13,333	—

Total	$227,604	$2,005,313	$1,994,657	$24	$99	$238,383	20,609	$13,333	—

80

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
U.S. Small Cap Portfolio
The DFA Short Term Investment Fund	$1,540,634	$9,720,518	$10,297,012	$133	$494	$964,767	83,407	$64,571	—

Total	$1,540,634	$9,720,518	$10,297,012	$133	$494	$964,767	83,407	$64,571	—

U.S. Micro Cap Portfolio
The DFA Short Term Investment Fund	$544,018	$4,730,426	$4,801,358	$(7)	$230	$473,309	40,919	$31,744	—

Total	$544,018	$4,730,426	$4,801,358	$(7)	$230	$473,309	40,919	$31,744	—

U.S. High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$2,788	$627,107	$595,718	$9	—	$34,186	2,955	—	—

Total	$2,788	$627,107	$595,718	$9	—	$34,186	2,955	—	—

DFA Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$365,690	$1,335,094	$1,570,604	$(60)	$158	$130,278	11,263	$8,802	—

Total	$365,690	$1,335,094	$1,570,604	$(60)	$158	$130,278	11,263	$8,802	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

81

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Enhanced U.S. Large Company Portfolio
2022	$56,965	$76,606	—	$133,571
2023	6,552	—	—	6,552
U.S. Large Cap Equity Portfolio
2022	25,100	65,512	—	90,612
2023	22,527	50,248	—	72,775
U.S. Large Cap Value Portfolio
2022	452,232	665,497	—	1,117,729
2023	470,186	566,417	—	1,036,603
U.S. Targeted Value Portfolio
2022	248,278	726,722	—	975,000
2023	185,456	428,911	—	614,367
U.S. Small Cap Value Portfolio
2022	322,497	1,148,147	—	1,470,644
2023	232,902	712,311	—	945,213
U.S. Core Equity 1 Portfolio
2022	411,055	858,230	—	1,269,285
2023	427,511	673,231	—	1,100,742
U.S. Core Equity 2 Portfolio
2022	433,070	1,243,325	—	1,676,395
2023	433,372	817,058	—	1,250,430
U.S. Vector Equity Portfolio
2022	77,716	309,307	—	387,023
2023	66,344	143,188	—	209,532
U.S. Small Cap Portfolio
2022	153,059	848,752	—	1,001,811
2023	172,046	525,083	—	697,129
U.S. Micro Cap Portfolio
2022	67,157	674,741	—	741,898
2023	74,896	245,317	—	320,213
U.S. High Relative Profitability Portfolio
2022	83,850	110,031	—	193,881
2023	75,263	91,497	—	166,760
DFA Real Estate Securities Portfolio
2022	195,676	96,127	—	291,803
2023	248,798	275,577	—	524,375

82

As of October 31, 2023, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Enhanced U.S. Large Company Portfolio	$(681)	—	$(681)
U.S. Large Cap Equity Portfolio	(2,520)	$(2,995)	(5,515)
U.S. Large Cap Value Portfolio	(48,927)	(19,176)	(68,103)
U.S. Targeted Value Portfolio	(9,518)	(107,739)	(117,257)
U.S. Small Cap Value Portfolio	(11,661)	(136,344)	(148,005)
U.S. Core Equity 1 Portfolio	(13,276)	—	(13,276)
U.S. Core Equity 2 Portfolio	(32,412)	(101,482)	(133,894)
U.S. Vector Equity Portfolio	(5,267)	(11,491)	(16,758)
U.S. Small Cap Portfolio	(11,186)	(74,804)	(85,990)
U.S. Micro Cap Portfolio	(4,988)	(15,830)	(20,818)
U.S. High Relative Profitability Portfolio	(7,722)	—	(7,722)
DFA Real Estate Securities Portfolio	(23,922)	(30,684)	(54,606)

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Enhanced U.S. Large Company Portfolio	$2,979	—	$(57,576)	$(4,143)	$(58,740)
U.S. Large Cap Equity Portfolio	148	$60,512	—	795,453	856,113
U.S. Large Cap Value Portfolio	—	387,137	—	6,814,851	7,201,988
U.S. Targeted Value Portfolio	—	107,196	—	2,615,250	2,722,446
U.S. Small Cap Value Portfolio	—	321,805	—	3,257,644	3,579,449
U.S. Core Equity 1 Portfolio	26,293	—	(5,231)	15,958,400	15,979,462
U.S. Core Equity 2 Portfolio	—	128,901	—	15,351,960	15,480,861
U.S. Vector Equity Portfolio	—	89,685	—	1,888,220	1,977,905
U.S. Small Cap Portfolio	—	195,537	—	4,578,419	4,773,956
U.S. Micro Cap Portfolio	—	101,536	—	2,062,816	2,164,352
U.S. High Relative Profitability Portfolio	—	—	(12,848)	1,102,095	1,089,247
DFA Real Estate Securities Portfolio	69,575	31,436	—	1,615,727	1,716,738

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Enhanced U.S. Large Company Portfolio	$57,576	$57,576
U.S. Core Equity 1 Portfolio	5,231	5,231
U.S. High Relative Profitability Portfolio	$12,848	$12,848

83

During the year ended October 31, 2023, the Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$8,684

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Enhanced U.S. Large Company Portfolio	$198,755	$95	$(4,241)	$(4,146)
U.S. Large Cap Equity Portfolio	752,835	811,717	(16,264)	795,453
U.S. Large Cap Value Portfolio	14,378,327	6,812,982	—	6,812,982
U.S. Targeted Value Portfolio	9,254,611	3,215,768	(600,506)	2,615,262
U.S. Small Cap Value Portfolio	10,247,563	3,904,390	(646,749)	3,257,641
U.S. Core Equity 1 Portfolio	12,604,656	16,349,081	(390,681)	15,958,400
U.S. Core Equity 2 Portfolio	13,089,394	15,788,615	(436,655)	15,351,960
U.S. Vector Equity Portfolio	2,421,835	1,888,220	—	1,888,220
U.S. Small Cap Portfolio	9,137,166	4,929,325	(350,908)	4,578,417
U.S. Micro Cap Portfolio	4,439,475	2,325,840	(263,027)	2,062,813
U.S. High Relative Profitability Portfolio	3,299,367	1,223,382	(121,288)	1,102,094
DFA Real Estate Securities Portfolio	4,863,582	2,122,556	(506,831)	1,615,725

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in a corresponding Master Fund), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

1. Forward Currency Contracts: The Enhanced U.S. Large Company Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Enhanced U.S. Large

84

Company Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Enhanced U.S. Large Company Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. The Enhanced U.S. Large Company Portfolio typically hedges its foreign currency exposure. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

2. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Enhanced U.S. Large Company Portfolio may also use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Enhanced U.S. Large Company Portfolio	$34,450	$229,199
U.S. Targeted Value Portfolio	—	129,606
U.S. Small Cap Value Portfolio	—	164,110
U.S. Core Equity 1 Portfolio	—	253,371
U.S. Core Equity 2 Portfolio	—	242,929
U.S. Vector Equity Portfolio	—	35,496
U.S. Small Cap Portfolio	—	131,933
U.S. Micro Cap Portfolio	—	67,667
U.S. High Relative Profitability Portfolio	—	33,087
DFA Real Estate Securities Portfolio	—	68,094

*	Average amount of Currency Purchased/Sold in USD.
**	Average Notional Value of futures contracts.

85

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2023	Forward Currency Contracts (1)
Enhanced U.S. Large Company Portfolio	$213	$213

	Liability Derivatives Value
	Total Value at October 31, 2023	Forward Currency Contracts (2)	Equity Contracts *,(3)
Enhanced U.S. Large Company Portfolio	$(15,135)	$(65)	$(15,070)
U.S. Targeted Value Portfolio	(1,148)	—	(1,148)
U.S. Small Cap Value Portfolio	(2,300)	—	(2,300)
U.S. Core Equity 1 Portfolio	(6,275)	—	(6,275)
U.S. Core Equity 2 Portfolio	(10,222)	—	(10,222)
U.S. Vector Equity Portfolio	(867)	—	(867)
U.S. Small Cap Portfolio	(4,804)	—	(4,804)
U.S. Micro Cap Portfolio	(3,872)	—	(3,872)
U.S. High Relative Profitability Portfolio	(1,363)	—	(1,363)
DFA Real Estate Securities Portfolio	(3,183)	—	(3,183)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(3)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Enhanced U.S. Large Company Portfolio	$9,830	$708	$9,122
U.S. Large Cap Equity Portfolio	19	—	19	*
U.S. Targeted Value Portfolio	15,355	—	15,355
U.S. Small Cap Value Portfolio	16,515	—	16,515
U.S. Core Equity 1 Portfolio	7,188	—	7,188
U.S. Core Equity 2 Portfolio	17,680	—	17,680
U.S. Vector Equity Portfolio	648	—	648
U.S. Small Cap Portfolio	12,493	—	12,493
U.S. Micro Cap Portfolio	5,577	—	5,577
U.S. High Relative Profitability Portfolio	559	—	559
DFA Real Estate Securities Portfolio	$10,056	—	$10,056

86

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Enhanced U.S. Large Company Portfolio	$2,085	$(374)	$2,459
U.S. Targeted Value Portfolio	(4,308)	—	(4,308)
U.S. Small Cap Value Portfolio	(10,073)	—	(10,073)
U.S. Core Equity 1 Portfolio	2,341	—	2,341
U.S. Core Equity 2 Portfolio	(5,760)	—	(5,760)
U.S. Vector Equity Portfolio	243	—	243
U.S. Small Cap Portfolio	(8,721)	—	(8,721)
U.S. Micro Cap Portfolio	(5,850)	—	(5,850)
U.S. High Relative Profitability Portfolio	74	—	74
DFA Real Estate Securities Portfolio	(5,903)	—	(5,903)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2023, there were no futures contracts outstanding. During the year ended October 31, 2023, the Portfolio had limited activity in futures contracts.

Offsetting of Derivative Assets and Derivative Liabilities:

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

87

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2023 (amounts in thousands):

		Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)

	Assets						Liabilities
Enhanced U.S. Large Company Portfolio
State Street Bank and Trust	$63	$63	—	—	—	$63	—	—	—	—	—	—
Barclays Capital	5	5	$(5)	—	—	—	$63	$63	$(5)	—	—	$58
HSBC Bank	145	145	—	—	—	145	—	—	—	—	—	—
Citibank, N.A	—	—	—	—	—	—	2	2	—	—	—	2

Total	$213	$213	$(5)	—	—	$208	$65	$65	$(5)	—	—	$60

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

88

For the year ended October 31, 2023, borrowings by the following Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2023
U.S. Large Cap Equity Portfolio	5.10%	$3,582	25	$13	$9,186	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023, that the Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2023, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2023
U.S. Large Cap Equity Portfolio	Borrower	4.94%	$30,782	1	$4	$30,782	—
U.S. High Relative Profitability Portfolio	Borrower	4.94%	31,711	3	13	31,711	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023 that the Portfolio utilized the interfund lending program.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2023, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2023, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
U.S. Large Cap Equity Portfolio	$26,260	$33,341	$5,306
U.S. Targeted Value Portfolio	563,026	452,072	(192,067)
U.S. Small Cap Value Portfolio	463,726	816,392	(195,890)

89

Portfolio	Purchases	Sales	Realized Gain (Loss)
U.S. Core Equity 1 Portfolio	$409,158	$431,023	$(132,047)
U.S. Core Equity 2 Portfolio	385,297	497,701	(150,735)
U.S. Vector Equity Portfolio	122,055	110,289	(5,499)
U.S. Small Cap Portfolio	479,217	701,095	(182,251)
U.S. Micro Cap Portfolio	300,045	377,366	(159,128)
U.S. High Relative Profitability Portfolio	129,205	74,995	(8,606)
DFA Real Estate Securities Portfolio	1,004	33,885	739

J. Securities Lending:

As of October 31, 2023, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
U.S. Large Cap Equity Portfolio	$18,224
U.S. Targeted Value Portfolio	144,447
U.S. Small Cap Value Portfolio	105,876
U.S. Core Equity 1 Portfolio	216,099
U.S. Core Equity 2 Portfolio	346,502
U.S. Vector Equity Portfolio	42,372
U.S. Small Cap Portfolio	220,431
U.S. Micro Cap Portfolio	101,501
U.S. High Relative Profitability Portfolio	4,093
DFA Real Estate Securities Portfolio	14,666

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

90

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Enhanced U.S. Large Company Portfolio Bonds	$3,260	—	—	—	$3,260
U.S. Large Cap Equity Portfolio Common Stocks	5,211	—	—	—	5,211
U.S. Targeted Value Portfolio Common Stocks, Preferred Stocks	843,875	—	—	—	843,875
U.S. Small Cap Value Portfolio Common Stocks, Preferred Stocks	585,252	—	—	—	585,252
U.S. Core Equity 1 Portfolio Common Stocks, Preferred Stocks	426,872	—	—	—	426,872
U.S. Core Equity 2 Portfolio Common Stocks, Preferred Stocks	538,816	—	—	—	538,816
U.S. Vector Equity Portfolio Common Stocks, Preferred Stocks	238,474	—	—	—	238,474
U.S. Small Cap Portfolio Common Stocks, Preferred Stocks, Rights/Warrants	965,355	—	—	—	965,355
U.S. Micro Cap Portfolio Common Stocks, Preferred Stocks, Rights/Warrants	473,491	—	—	—	473,491
U.S. High Relative Profitability Portfolio Common Stocks	34,181	—	—	—	34,181
DFA Real Estate Securities Portfolio Common Stocks	130,585	—	—	—	130,585

91

K. Shareholder Servicing Fees:

On June 9, 2023, pursuant to a Plan of Recapitalization the Class R1 and Class R2 shares (collectively, the “Class R shares”) of the U.S. Targeted Value Portfolio converted into Institutional Class shares of the Portfolio (the “Recapitalization”). As a result of the Recapitalization, shareholders holding Class R shares of the Portfolio received Institutional Class shares of the Portfolio in exchange for their Class R shares with an aggregate net asset value equal to the aggregate net asset value of the Class R shares so exchanged. The value of a shareholder’s investment in the Portfolio was not impacted by the conversion; however, each shareholder received fewer Institutional Class shares than the number of Class R shares held at the time of the conversion because the Class R shares had a higher net asset value per share. Following the Recapitalization, the Class R shares of the Portfolio have ceased operations. See the Statements of Changes for activity related to the Recapitalization.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. In-Kind Redemptions:

During the year ended October 31, 2023, the Portfolios listed below realized net gains (losses) on in-kind redemptions as follows (amounts in thousands):

U.S. Large Cap Equity Portfolio	$1,670
U.S. Targeted Value Portfolio	508,819
U.S. Small Cap Value Portfolio	631,554
U.S. Core Equity 1 Portfolio	110,661
U.S. Core Equity 2 Portfolio	928,790
U.S. Vector Equity Portfolio	78,286
U.S. Small Cap Portfolio	470,958
U.S. Micro Cap Portfolio	98,676
U.S. High Relative Profitability Portfolio	146,859
DFA Real Estate Securities Portfolio	185,024

N. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Portfolios’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolios’ until the 2024 annual shareholder reports, and will have no effect on the Portfolios’ accounting policies or financial statements.

92

O. Other:

As of October 31, 2023, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Enhanced U.S. Large Company Portfolio	4	70%
U.S. Large Cap Equity Portfolio	3	80%
U.S. Large Cap Value Portfolio	2	65%
U.S. Targeted Value Portfolio	2	52%
U.S. Small Cap Value Portfolio	3	75%
U.S. Core Equity 1 Portfolio	3	72%
U.S. Core Equity 2 Portfolio	4	82%
U.S. Vector Equity Portfolio	4	84%
U.S. Small Cap Portfolio	2	55%
U.S. Micro Cap Portfolio	3	75%
U.S. High Relative Profitability Portfolio	2	83%
DFA Real Estate Securities Portfolio	2	63%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

P. ReFlow Liquidity Program

A Portfolio may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are expected to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as the allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period, currently 8 days, determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow program, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire

93

share position in the Portfolio and may request that such redemption be met in kind in accordance with redemption in-kind policies described in the Portfolio’s Prospectus. If the Portfolio is part of a “master-feeder” structure, then the “feeder” Portfolio does not generally buy individual securities directly. Instead, the feeder Portfolio invests in a corresponding “master” Portfolio that in turn purchases stocks and other securities. Under a master-feeder structure, ReFlow redemptions and subscriptions take place at the feeder level, where the capital commitments are pooled, and securities are redeemed at the master level, where the securities are held. As a result, realized gains or losses will be reflected in the master Portfolio’s financial statements. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios’ Policy Regarding Excessive Short-Term Trading.

For the year ended October 31, 2023, the Portfolios’ activity in the program is listed below (amounts in thousands):

	Value of Cash and Value of Securities Sold		Shares Sold	Service Fees
U.S. Large Cap Equity Portfolio	$4,513		188	$7
U.S. Large Cap Value Portfolio	522,701		12,306	739
U.S. Targeted Value Portfolio	374,867		13,037	557
U.S. Small Cap Value Portfolio	434,112		10,806	604
U.S. Core Equity 1 Portfolio	—	*	—	41
U.S. Core Equity 2 Portfolio	852,794		28,329	1,218
U.S. Vector Equity Portfolio	55,517		2,435	79
U.S. Small Cap Portfolio	281,974		6,865	397
U.S. Micro Cap Portfolio	100,109		4,236	142
U.S. High Relative Profitability Portfolio	203,205		10,806	299
DFA Real Estate Securities Portfolio	332,115		9,355	469

*	U.S. Core Equity 1 Portfolio only had purchases during the year.

Q. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

94

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio and summary schedules of portfolio holdings of U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio (twelve of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023, and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

95

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Commodity Strategy Portfolio vs.

Bloomberg Commodity Total Return Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Five Years	Ten Years
	-4.12%	6.16%	-0.19%

96

MANAGEMENT’S DISCUSSION AND ANALYSIS

Commodity Market Review	12 Months Ended October 31, 2023

For the 12 months ended October 31, 2023, the Bloomberg Commodity Index Total Return returned -2.97%. Precious metals, livestock, and industrial metals returned 20.90%, 8.67%, and 1.91%, respectively. Agriculture and energy were the only sectors with negative returns for the period, with returns of -0.60% and -18.90%, respectively.

DFA Commodity Strategy Portfolio

The DFA Commodity Strategy Portfolio seeks total return consisting of capital appreciation and current income. The Portfolio generally invests in commodity-linked derivative instruments and fixed income investments. The Portfolio, through its wholly owned subsidiary, Dimensional Cayman Commodity Fund I LTD, gains exposure to commodities markets by investing in derivative instruments such as commodity swap contracts, commodity futures, and other commodity-linked instruments. In pursuing the fixed income portion of the Portfolio’s investment strategy, Dimensional identifies a broadly diversified universe of eligible U.S. and foreign fixed income securities with defined maturity ranges and credit quality characteristics and then seeks to purchase a broad and diverse portfolio of securities meeting these aforementioned standards. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. The weighted average duration of the Portfolio’s fixed income securities was 0.51 year as of October 31, 2023, compared to 1.43 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were -4.12% for the Portfolio and -2.97% for the Bloomberg Commodity Index Total Return. Pre-rolling, and varying the commodity weights relative to the benchmark detracted from relative performance. Late rebalance, and varying the expirations of the individual commodity contracts contributed positively to relative performance. The fixed income collateral component performed in-line with the three-month U.S. Treasury bill rate payable in the commodity swap contracts.

97

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLE

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Commodity Strategy Portfolio
Actual Fund Return	$1,000.00	$1,019.00	0.31%	$1.58

98

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Hypothetical 5% Annual Return	$1,000.00	$1,023.64	0.31%	$1.58

(1)

DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the consolidated expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

99

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on October 19, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DFA Commodity Strategy Portfolio
Basic Materials	0.9%
Communications	0.4%
Consumer, Cyclical	3.9%
Consumer, Non-cyclical	9.7%
Energy	4.3%
Financials	34.7%
Foreign Government	3.1%
Industrials	1.4%
Supranational	2.5%
Technology	3.9%
U.S. Government	30.9%
Utilities	4.3%

100.0%

100

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2023

		Face Amount^		Value†
		(000)
BONDS — (68.8%)
AUSTRALIA — (3.0%)
APA Infrastructure Ltd.
Ω	4.200%, 03/23/25		4,000	$3,893,781
Bank of New Zealand
Ω	3.500%, 02/20/24		5,250	5,210,008
Glencore Funding LLC
Ω	4.125%, 03/12/24		2,225	2,208,486
Ω	4.625%, 04/29/24		7,350	7,293,799
Macquarie Bank Ltd.
Ω	3.231%, 03/21/25		12,425	11,981,746
Westpac Banking Corp.
	3.250%, 11/16/23	AUD	10,000	6,340,389

TOTAL AUSTRALIA				36,928,209

CANADA — (7.5%)
Bank of Montreal
#	2.500%, 06/28/24		3,000	2,933,328
	0.625%, 07/09/24		1,350	1,300,774
Bank of Montreal, Floating Rate Note,
(r)	SOFR + 0.320%, FRN,
	5.665%, 07/09/24		2,000	1,996,425
(r)	SOFR + 1.330%, FRN,
	6.674%, 06/05/26		2,500	2,510,774
Bank of Nova Scotia
	0.700%, 04/15/24		11,620	11,348,391
	0.650%, 07/31/24		600	576,457
Bank of Nova Scotia, Floating Rate Note,
(r)	SOFR + 0.380%, FRN, 5.726%, 07/31/24		1,000	1,000,265
(r)	SOFR + 0.460%, FRN, 5.806%, 01/10/25		1,205	1,199,832
(r)	SOFR + 1.090%, FRN, 6.434%, 06/12/25		1,000	1,002,931
Brookfield Corp.
	4.000%, 01/15/25		6,200	6,043,483
Brookfield Finance, Inc.
	4.000%, 04/01/24		1,066	1,057,240
Canadian Imperial Bank of Commerce
	3.100%, 04/02/24		4,500	4,443,759
	1.000%, 10/18/24		5,000	4,769,393
	2.250%, 01/28/25		4,600	4,393,095
Canadian Imperial Bank of Commerce, Floating Rate Note, SOFR + 1.220%, FRN
(r)	6.564%, 10/02/26		3,000	3,000,293

		Face Amount^		Value†
		(000)
CANADA — (Continued)
Canadian Natural Resources Ltd.
	3.900%, 02/01/25		8,300	$8,068,318
Enbridge, Inc.
	2.500%, 01/15/25		1,920	1,841,336
National Bank of Canada
	0.750%, 08/06/24		9,350	8,982,843
Province of Quebec Canada
	4.200%, 03/10/25	AUD	2,000	1,254,008
Royal Bank of Canada
	2.333%, 12/05/23	CAD	5,000	3,595,745
	0.650%, 07/29/24		1,750	1,683,529
Royal Bank of Canada, Floating Rate Note, SOFR + 0.360%, FRN
#(r)	5.705%, 07/29/24		4,750	4,744,088
Thomson Reuters Corp.
	3.850%, 09/29/24		5,000	4,887,050
Toronto-Dominion Bank
	2.850%, 03/08/24	CAD	10,000	7,142,672
	0.700%, 09/10/24		3,000	2,868,813

TOTAL CANADA				92,644,842

DENMARK — (0.6%)
Danske Bank AS
Ω	5.375%, 01/12/24		7,132	7,111,332

FRANCE — (4.7%)
Banque Federative du Credit Mutuel SA
Ω	2.375%, 11/21/24		5,000	4,808,515
BNP Paribas SA
Ω	3.375%, 01/09/25		7,000	6,761,568
BPCE SA
	4.000%, 04/15/24		500	495,281
#,Ω	2.375%, 01/14/25		14,485	13,774,398
Credit Agricole SA
Ω	3.875%, 04/15/24		3,550	3,516,248
#	3.250%, 10/04/24		5,000	4,872,838
Societe Generale SA
Ω	3.875%, 03/28/24		9,500	9,407,527
Ω	2.625%, 01/22/25		1,840	1,752,367
TotalEnergies Capital International SA
	3.750%, 04/10/24		13,004	12,895,810

TOTAL FRANCE				58,284,552

101

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
GERMANY — (3.6%)
Bayer U.S. Finance II LLC
Ω	3.875%, 12/15/23		3,500	$3,490,376
Bayer U.S. Finance LLC
Ω	3.375%, 10/08/24		6,000	5,843,577
BMW U.S. Capital LLC
Ω	0.800%, 04/01/24		2,000	1,958,367
BMW U.S. Capital LLC, Floating Rate Note, SOFR + 0.530%, FRN
(r)Ω	5.875%, 04/01/24		8,000	8,004,618
EMD Finance LLC
	3.250%, 03/19/25		5,697	5,485,845
Kreditanstalt fuer Wiederaufbau
	5.000%, 03/19/24	AUD	2,000	1,271,017
	1.500%, 07/24/24	AUD	8,800	5,457,358
Landwirtschaftliche Rentenbank
	4.750%, 04/08/24	AUD	15,000	9,523,317
Mercedes-Benz Finance North America LLC
Ω	0.750%, 03/01/24		1,500	1,474,523
NRW Bank
	1.600%, 07/31/24	AUD	4,000	2,474,345

TOTAL GERMANY				44,983,343

IRELAND — (1.0%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	4.875%, 01/16/24		7,150	7,127,642
	2.875%, 08/14/24		2,450	2,380,915
	3.500%, 01/15/25		3,000	2,892,815

TOTAL IRELAND				12,401,372

ITALY — (0.8%)
Republic of Italy Government International Bonds
	0.875%, 05/06/24		8,000	7,791,712
	2.375%, 10/17/24		2,000	1,931,380

TOTAL ITALY				9,723,092

JAPAN — (5.8%)
American Honda Finance Corp.
	3.550%, 01/12/24		3,000	2,986,383
	0.550%, 07/12/24		8,000	7,717,994
American Honda Finance Corp., Floating Rate Note, SOFR + 0.790%, FRN
(r)	6.134%, 10/03/25		2,830	2,833,008

		Face Amount^		Value†
		(000)
JAPAN — (Continued)
Mitsubishi UFJ Financial Group, Inc.
	2.193%, 02/25/25		9,800	$9,312,242
MUFG Bank Ltd.
#Ω	3.250%, 09/08/24		2,000	1,953,717
Nomura Holdings, Inc.
	2.648%, 01/16/25		8,390	8,012,875
	5.099%, 07/03/25		3,000	2,942,342
ORIX Corp.
	3.250%, 12/04/24		5,000	4,840,751
Sumitomo Mitsui Financial Group, Inc.
	2.696%, 07/16/24		9,500	9,283,298
	2.348%, 01/15/25		4,700	4,493,959
Sumitomo Mitsui Trust Bank Ltd.
#Ω	0.850%, 03/25/24		750	734,868
Ω	0.800%, 09/16/24		643	614,249
(r)Ω	SOFR + 1.150%, FRN, 6.494%, 09/14/26		1,750	1,763,883
Toyota Motor Credit Corp.
	2.500%, 03/22/24		10,000	9,874,477
	0.625%, 09/13/24		1,600	1,530,874
Toyota Motor Credit Corp., Floating Rate Note,
(r)	SOFR + 0.380%, FRN, 5.700%, 02/22/24		800	800,068
(r)	SOFR + 0.890%, FRN, 6.232%, 05/18/26		2,100	2,108,974

TOTAL JAPAN				71,803,962

NETHERLANDS — (0.9%)
Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		6,940	6,777,059
ING Groep NV
	3.550%, 04/09/24		5,000	4,943,736

TOTAL NETHERLANDS				11,720,795

NEW ZEALAND — (2.2%)
New Zealand Government Bond
	0.500%, 05/15/24	NZD	45,900	26,019,317
New Zealand Local Government Funding Agency Bond
	2.250%, 04/15/24	NZD	1,500	859,818

TOTAL NEW ZEALAND				26,879,135

SPAIN — (0.5%)
Banco Santander SA
	3.496%, 03/24/25		7,000	6,732,273

102

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (2.5%)
African Development Bank
	4.750%, 03/06/24	AUD	12,000	$7,615,151
Asian Development Bank
	1.100%, 08/15/24	AUD	6,200	3,826,423
European Investment Bank
	4.750%, 08/07/24	AUD	1,000	634,668
Inter-American Development Bank
	4.750%, 08/27/24	AUD	1,000	634,637
International Finance Corp.
	1.450%, 07/22/24	AUD	4,000	2,480,194
Nordic Investment Bank
	4.750%, 02/28/24	AUD	13,500	8,570,378
	0.375%, 09/20/24		7,550	7,212,118

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS				30,973,569

SWEDEN — (2.0%)
Skandinaviska Enskilda Banken AB
Ω	0.650%, 09/09/24		26,136	24,964,323

SWITZERLAND — (0.4%)
UBS AG
Ω	1.375%, 01/13/25		5,250	4,955,630

UNITED KINGDOM — (3.0%)
BAT Capital Corp.
	3.222%, 08/15/24		6,205	6,065,970
Lloyds Banking Group PLC
	4.450%, 05/08/25		7,000	6,799,017
LSEGA Financing PLC
#Ω	0.650%, 04/06/24		3,000	2,929,246
NatWest Markets PLC
Ω	0.800%, 08/12/24		12,000	11,511,341
Reckitt Benckiser Treasury Services PLC
Ω	2.750%, 06/26/24		10,158	9,950,381

TOTAL UNITED KINGDOM				37,255,955

UNITED STATES — (30.3%)
Aetna, Inc.
	3.500%, 11/15/24		1,200	1,169,746
Affiliated Managers Group, Inc.
	4.250%, 02/15/24		792	787,785
Amcor Flexibles North America, Inc.
	4.000%, 05/17/25		3,200	3,098,324

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
American Express Co., Floating Rate Note, SOFR + 0.760%, FRN
(r) 6.101%, 02/13/26		376	$373,187
American Tower Corp.
3.375%, 05/15/24		1,900	1,872,208
4.000%, 06/01/25		3,500	3,383,734
Ameriprise Financial, Inc.
3.000%, 04/02/25		4,600	4,417,508
Apple, Inc.
3.350%, 01/10/24	AUD	1,500	948,961
Arizona Public Service Co.
3.350%, 06/15/24		4,328	4,260,866
Arrow Electronics, Inc.
3.250%, 09/08/24		1,500	1,461,343
Bank of America Corp.
4.125%, 01/22/24		5,000	4,979,753
Becton Dickinson & Co.
3.363%, 06/06/24		2,000	1,968,254
Boston Scientific Corp.
3.450%, 03/01/24		1,794	1,778,178
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.625%, 01/15/24		8,000	7,959,261
Campbell Soup Co.
3.300%, 03/19/25		9,600	9,225,700
Capital One Financial Corp.
3.300%, 10/30/24		1,486	1,440,661
3.200%, 02/05/25		6,400	6,119,026
Cardinal Health, Inc.
3.079%, 06/15/24		9,750	9,576,151
Charles Schwab Corp.
# 0.750%, 03/18/24		7,335	7,187,836
Charles Schwab Corp., Floating Rate Note,
(r) SOFR + 0.500%, FRN, 5.844%, 03/18/24		3,073	3,069,035
(r) SOFR + 0.520%, FRN, 5.861%, 05/13/26		2,000	1,958,066
Cigna Group
3.500%, 06/15/24		11,773	11,591,872
CNA Financial Corp.
7.250%, 11/15/23		1,390	1,390,041
3.950%, 05/15/24		2,000	1,975,887
Conagra Brands, Inc.
4.300%, 05/01/24		465	460,635
Constellation Energy Generation LLC
3.250%, 06/01/25		14,900	14,258,083
Continental Resources, Inc.
3.800%, 06/01/24		587	578,140
Devon Energy Corp.
5.250%, 09/15/24		400	396,799

103

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Discover Bank
	2.450%, 09/12/24	1,600	$1,539,033
	Discover Financial Services
	3.950%, 11/06/24	2,796	2,719,625
	Eastern Energy Gas Holdings LLC
	2.500%, 11/15/24	6,327	6,099,858
	Edison International
	3.550%, 11/15/24	3,000	2,914,500
	4.950%, 04/15/25	6,920	6,780,252
	Elevance Health, Inc.
	3.500%, 08/15/24	3,000	2,941,200
	2.375%, 01/15/25	13,500	12,953,316
	Energy Transfer LP
	4.050%, 03/15/25	1,804	1,753,597
	Energy Transfer LP/Regency Energy Finance Corp.
	4.500%, 11/01/23	9,000	9,000,000
	Equifax, Inc.
	2.600%, 12/01/24	2,600	2,504,956
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25	900	879,623
	Fiserv, Inc.
	2.750%, 07/01/24	5,000	4,891,600
	Five Corners Funding Trust
Ω	4.419%, 11/15/23	3,228	3,225,413
	Flex Ltd.
	4.750%, 06/15/25	1,000	973,706
	General Motors Financial Co., Inc.
	5.100%, 01/17/24	2,000	1,994,713
	1.200%, 10/15/24	2,000	1,904,853
	3.800%, 04/07/25	3,500	3,377,970
	Georgia-Pacific LLC
Ω	3.600%, 03/01/25	1,600	1,554,142
	Gilead Sciences, Inc.
	3.500%, 02/01/25	2,475	2,405,025
	GlaxoSmithKline Capital PLC
	3.000%, 06/01/24	4,361	4,292,427
	Global Payments, Inc.
	2.650%, 02/15/25	2,600	2,478,904
	Goldman Sachs Group, Inc.
	3.500%, 01/23/25	5,000	4,841,455
	Hewlett Packard Enterprise Co.
	1.450%, 04/01/24	10,750	10,549,169
	Host Hotels & Resorts LP
	3.875%, 04/01/24	2,000	1,976,864

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	International Business Machines Corp.
	3.625%, 02/12/24	1,750	$1,739,402
	3.000%, 05/15/24	11,000	10,839,632
	ITC Holdings Corp.
	3.650%, 06/15/24	9,000	8,857,086
	JPMorgan Chase & Co.
	3.625%, 05/13/24	493	486,843
	Kemper Corp.
	4.350%, 02/15/25	6,542	6,323,750
	Kimco Realty OP LLC
	2.700%, 03/01/24	1,000	987,620
	Kinder Morgan, Inc.
Ω	5.625%, 11/15/23	4,336	4,334,457
	Laboratory Corp. of America Holdings
	3.600%, 02/01/25	763	740,915
	Lazard Group LLC
	3.750%, 02/13/25	3,085	2,985,297
	Lennar Corp.
	4.500%, 04/30/24	5,000	4,960,078
	LyondellBasell Industries NV
	5.750%, 04/15/24	570	568,764
	Marathon Petroleum Corp.
	3.625%, 09/15/24	7,000	6,845,604
	Morgan Stanley
	3.875%, 04/29/24	7,253	7,183,976
	MPLX LP
	4.875%, 12/01/24	3,750	3,699,380
	National Rural Utilities Cooperative Finance Corp.
	0.350%, 02/08/24	5,683	5,596,501
	Nuveen Finance LLC
Ω	4.125%, 11/01/24	11,250	10,976,929
	Oracle Corp.
	2.950%, 11/15/24	10,000	9,698,092
	2.500%, 04/01/25	2,200	2,098,675
	Philip Morris International, Inc.
	2.875%, 05/01/24	10,000	9,853,199
	Phillips 66
	3.850%, 04/09/25	354	344,008
	Realty Income Corp.
	3.875%, 07/15/24	9,457	9,323,386
	RTX Corp.
	3.200%, 03/15/24	4,040	3,998,384
	Ryder System, Inc.
#	3.650%, 03/18/24	8,033	7,959,363
	Santander Holdings USA, Inc.
	3.500%, 06/07/24	5,000	4,900,449

104

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Simon Property Group LP
2.000%, 09/13/24	7,937	$7,664,073
Truist Financial Corp.
2.500%, 08/01/24	280	272,283
UnitedHealth Group, Inc.
3.500%, 02/15/24	12,000	11,915,797
Ventas Realty LP
2.650%, 01/15/25	1,000	956,517
3.500%, 02/01/25	9,600	9,250,295
Wells Fargo & Co.
# 3.300%, 09/09/24	5,000	4,882,121
Welltower OP LLC
4.500%, 01/15/24	8,500	8,466,375
Williams Cos., Inc.
3.900%, 01/15/25	2,843	2,768,408
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/25	3,000	2,898,222

TOTAL UNITED STATES		376,615,122

TOTAL BONDS		853,977,506

U.S. TREASURY OBLIGATIONS — (30.8%)
U.S. Treasury Bills
~« 5.548%, 04/18/24	25,000	24,375,023
U.S. Treasury Notes
~« 0.500%, 11/30/23	18,500	18,428,526
~« 0.750%, 12/31/23	20,000	19,846,734
~« 0.875%, 01/31/24	40,000	39,553,125
U.S. Treasury Notes, Floating Rate Note
(r) 3M USTMMR + 0.200%, FRN, 5.598%, 01/31/25	25,000	25,041,990

		Face Amount^	Value†
		(000)
(r)	3M USTMMR + 0.169%, FRN, 5.567%, 04/30/25	120,000	$120,119,141
(r)	3M USTMMR + 0.125%, FRN, 5.523%, 07/31/25	83,000	82,986,359
U.S. Treasury Notes, Floating Rate Note,
(r)	3M USTMMR + 0.140%, FRN, 5.538%, 10/31/24	52,000	52,053,112

TOTAL U.S. TREASURY OBLIGATIONS			382,404,010

TOTAL INVESTMENT SECURITIES (Cost $1,270,741,760)			1,236,381,516

		Shares
SECURITIES LENDING COLLATERAL — (0.4%)
@§	The DFA Short Term Investment Fund	473,442	5,476,304

TOTAL INVESTMENTS — (100.0%) (Cost $1,276,218,071)			$1,241,857,820

As of October 31, 2023, DFA Commodity Strategy Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying consolidated financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	27,082,232	NZD	45,735,055	State Street Bank and Trust	11/24/23	$435,240
USD	52,513,314	AUD	81,609,753	State Street Bank and Trust	01/10/24	624,092
USD	11,086,527	CAD	15,039,528	Bank of New York Mellon	01/11/24	227,306

Total Appreciation						$1,286,638

105

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

As of October 31, 2023, DFA Commodity Strategy Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
CBOT Corn Futures	101	12/14/23	$2,444,273	$2,417,687	$(26,586)
CBOT Soybean Futures	47	01/12/24	3,004,540	3,079,675	75,135
CBOT Soybean Meal Futures	44	01/12/24	1,622,877	1,839,200	216,323
CBOT Soybean Oil Futures	52	01/12/24	1,743,583	1,585,896	(157,687)
CBOT Wheat Futures	45	12/14/23	1,313,486	1,251,563	(61,923)
CME Lean Hogs Futures	33	12/14/23	964,491	946,770	(17,721)
CME Live Cattle Futures	32	12/29/23	2,398,979	2,349,440	(49,539)
COMEX Copper Futures	32	12/27/23	2,939,676	2,919,200	(20,476)
COMEX Gold 100 Troy Oz. Futures	48	12/27/23	9,150,672	9,572,640	421,968
COMEX Silver Futures	23	12/27/23	2,673,708	2,639,480	(34,228)
Gas Oil	20	01/11/24	1,768,050	1,674,500	(93,550)
Ice Brent Crude Oil Futures	55	01/31/24	4,696,346	4,613,950	(82,396)
KCBT Hard Red Winter Wheat Futures	25	12/14/23	876,902	786,563	(90,339)
LME Lead Futures	13	01/15/24	690,034	677,869	(12,165)
LME Lead Futures	29	11/13/23	1,574,831	1,504,557	(70,274)
LME Nickel Futures	12	01/15/24	1,354,374	1,303,200	(51,174)
LME Nickel Futures	31	11/13/23	3,901,760	3,334,236	(567,524)
LME Primary Aluminum Futures	120	11/13/23	6,676,066	6,745,950	69,884
LME Primary Aluminum Futures	53	01/15/24	3,059,664	2,981,780	(77,884)
LME Zinc Futures	29	01/15/24	1,823,143	1,759,945	(63,198)
LME Zinc Futures	64	11/13/23	4,051,757	3,876,800	(174,957)
NYBOT CSC ’C’ Coffee Futures	29	12/18/23	1,631,976	1,819,387	187,411
NYBOT CSC No. 11 World Sugar Futures	72	02/29/24	2,115,551	2,184,538	68,987
NYBOT CTN No. 2 Cotton Futures	22	12/06/23	967,962	893,420	(74,542)
NYMEX Henry Hub Natural Gas Futures	141	12/27/23	4,955,209	5,376,330	421,121
NYMEX Light Sweet Crude Oil Futures	63	12/19/23	5,411,896	5,071,500	(340,396)
NYMEX NY Harbor ULSD Futures	10	12/29/23	1,273,581	1,199,562	(74,019)
NYMEX Reformulated Gasoline Blend Futures	14	12/29/23	1,364,733	1,300,480	(64,253)

Total			$76,450,120	$75,706,118	$(744,002)
Short Position contracts:
LME Lead Futures	(29)	11/13/23	(1,551,528)	(1,504,557)	46,971
LME Lead Futures	(3)	01/15/24	(155,416)	(156,432)	(1,016)
LME Nickel Futures	(31)	11/13/23	(3,621,184)	(3,334,236)	286,948
LME Nickel Futures	(2)	01/15/24	(223,161)	(217,200)	5,961
LME Primary Aluminum Futures	(10)	01/15/24	(549,107)	(562,601)	(13,494)
LME Primary Aluminum Futures	(120)	11/13/23	(6,680,984)	(6,745,950)	(64,966)
LME Zinc Futures	(64)	11/13/23	(3,923,172)	(3,876,800)	46,372
LME Zinc Futures	(6)	01/15/24	(366,407)	(364,126)	2,281

Total			$(17,070,959)	$(16,761,902)	$309,057

Total Futures Contracts			$59,379,161	$58,944,216	$(434,945)

106

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

As of October 31, 2023, DFA Commodity Strategy Portfolio had entered into the following outstanding Total Return Swaps:

Reference Entity*	Counterparty	Notional Amount		Payments received (paid) by the Fund***	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
BofA Merrill Lynch Commodity MLBXPPDM Total Return Index (1)	Bank of America Corp.	USD	149,858,442	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	11/28/23	—	—	$158,436	$158,436
BofA Merrill Lynch Total Return Index (2)	Bank of America Corp.	USD	231,149,937	3 Month USD UST 13-Week Bill High Discount Rate plus 0.18%	11/28/23	—	—	541,716	541,716
Citi Commodities Pre-Roll RS Total Return Index (3)	Citibank, N.A.	USD	301,815,092	3 Month USD UST 13-Week Bill High Discount Rate plus 0.18%	12/21/23	—	—	(955,666)	(955,666)
Citi Custom CIVICS H Total Return Index (4)	Citibank, N.A.	USD	99,877,449	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	12/21/23	—	—	(320,887)	(320,887)
UBS UBSIB190 Custom Strategy (5)	UBS AG	USD	464,400,228	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	01/29/24	—	—	(4,036,809)	(4,036,809)

Total						—	—	$(4,613,210)	$(4,613,210)

*	Portfolio receives the price appreciation of the reference entity at maturity.
***	Payments received (paid) by the Fund are exchanged at maturity.

(1)	The following table represents the individual positions within the Total Return Swap as of October 31, 2023:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.66%	$3,992,010
CBOT Corn Futures	4.21%	6,315,409
NYMEX Light Sweet Crude Oil Futures	8.57%	12,839,967
ICE Brent Crude Oil Futures	7.83%	11,727,714
NYBOT CTN No. 2 Cotton Futures	1.54%	2,308,871
COMEX Gold 100 Troy Oz. Futures	16.23%	24,319,711
COMEX Copper Futures	5.00%	7,488,579
NYMEX NY Harbor ULSD Futures	2.08%	3,117,775
NYBOT CSC ’C’ Coffee Futures	3.02%	4,523,893
KCBT Hard Red Winter Wheat Futures	1.37%	2,054,619
LME Primary Aluminum Futures	4.08%	6,107,760
CME Live Cattle Futures	3.96%	5,938,856
CME Lean Hogs Futures	1.65%	2,470,752
LME Lead Futures	0.90%	1,344,651
LME Nickel Futures	1.82%	2,726,188
LME Zinc Futures	2.36%	3,538,176
NYMEX Henry Hub Natural Gas Futures	9.05%	13,560,980
ICE Gasoil Futures	2.75%	4,128,512
CBOT Soybean Futures	5.15%	7,717,390
NYBOT CSC No. 11 World Sugar Futures	3.70%	5,549,328
COMEX Silver Futures	4.52%	6,774,443
CBOT Soybean Meal Futures	3.13%	4,692,683
CBOT Wheat Futures	2.23%	3,341,891
NYMEX Reformulated Gasoline Blend Futures	2.19%	3,278,284

Total Notional Amount		$149,858,442

107

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

(2)	The following table represents the individual positions within the Total Return Swap as of October 31, 2023:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	3.22%	$7,436,224
CBOT Corn Futures	3.31%	7,650,727
NYMEX Light Sweet Crude Oil Futures	8.62%	19,931,668
ICE Brent Crude Oil Futures	8.01%	18,515,246
NYBOT CTN No. 2 Cotton Futures	1.52%	3,523,132
COMEX Gold 100 Troy Oz. Futures	12.94%	29,902,321
COMEX Copper Futures	4.99%	11,525,402
NYMEX NY Harbor ULSD Futures	2.51%	5,806,489
NYBOT CSC ’C’ Coffee Futures	3.06%	7,066,630
KCBT Hard Red Winter Wheat Futures	1.37%	3,173,042
LME Primary Aluminum Futures	4.10%	9,481,165
CME Live Cattle Futures	4.71%	10,876,219
CME Lean Hogs Futures	1.23%	2,842,433
LME Lead Futures	0.90%	2,087,322
LME Nickel Futures	1.46%	3,386,191
LME Zinc Futures	2.38%	5,492,360
NYMEX Henry Hub Natural Gas Futures	10.93%	25,273,013
ICE Gasoil Futures	3.33%	7,690,498
CBOT Soybean Futures	5.20%	12,016,381
NYBOT CSC No. 11 World Sugar Futures	4.46%	10,312,603
COMEX Silver Futures	3.59%	8,289,052
CBOT Soybean Meal Futures	3.78%	8,741,425
CBOT Wheat Futures	1.73%	3,998,605
NYMEX Reformulated Gasoline Blend Futures	2.65%	6,131,789

Total Notional Amount		$231,149,937

(3)	The following table represents the individual positions within the Total Return Swap as of October 31, 2023:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	3.22%	$9,709,562
CBOT Corn Futures	3.31%	9,989,641
NYMEX Light Sweet Crude Oil Futures	8.62%	26,025,004
ICE Brent Crude Oil Futures	8.01%	24,175,566
NYBOT CTN No. 2 Cotton Futures	1.52%	4,600,193
COMEX Gold 100 Troy Oz. Futures	12.94%	39,043,799
COMEX Copper Futures	4.99%	15,048,848
NYMEX NY Harbor ULSD Futures	2.51%	7,581,599
NYBOT CSC ’C’ Coffee Futures	3.06%	9,226,979
KCBT Hard Red Winter Wheat Futures	1.37%	4,143,077
LME Primary Aluminum Futures	4.10%	12,379,664
CME Live Cattle Futures	4.71%	14,201,203
CME Lean Hogs Futures	1.23%	3,711,396

108

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

Futures Contract	% of Index	Notional Amount
LME Lead Futures	0.90%	2,725,440
LME Nickel Futures	1.46%	4,421,388
LME Zinc Futures	2.38%	7,171,437
NYMEX Henry Hub Natural Gas Futures	10.93%	32,999,259
ICE Gasoil Futures	3.33%	10,041,571
CBOT Soybean Futures	5.20%	15,689,925
NYBOT CSC No. 11 World Sugar Futures	4.46%	13,465,283
COMEX Silver Futures	3.59%	10,823,109
CBOT Soybean Meal Futures	3.78%	11,413,777
CBOT Wheat Futures	1.73%	5,221,024
NYMEX Reformulated Gasoline Blend Futures	2.65%	8,006,347

Total Notional Amount		$301,815,091

(4)	The following table represents the individual positions within the Total Return Swap as of October 31, 2023:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.66%	$2,660,589
CBOT Corn Futures	4.21%	4,209,085
NYMEX Light Sweet Crude Oil Futures	8.57%	8,557,564
ICE Brent Crude Oil Futures	7.83%	7,816,270
NYBOT CTN No. 2 Cotton Futures	1.54%	1,538,813
COMEX Gold 100 Troy Oz. Futures	16.23%	16,208,569
COMEX Copper Futures	5.00%	4,990,978
NYMEX NY Harbor ULSD Futures	2.08%	2,077,931
NYBOT CSC ’C’ Coffee Futures	3.02%	3,015,078
KCBT Hard Red Winter Wheat Futures	1.37%	1,369,360
LME Primary Aluminum Futures	4.08%	4,070,691
CME Live Cattle Futures	3.96%	3,958,121
CME Lean Hogs Futures	1.65%	1,646,704
LME Lead Futures	0.90%	896,181
LME Nickel Futures	1.82%	1,816,946
LME Zinc Futures	2.36%	2,358,118
NYMEX Henry Hub Natural Gas Futures	9.05%	9,038,103
ICE Gasoil Futures	2.75%	2,751,565
CBOT Soybean Futures	5.15%	5,143,475
NYBOT CSC No. 11 World Sugar Futures	3.70%	3,698,509
COMEX Silver Futures	4.52%	4,515,021
CBOT Soybean Meal Futures	3.13%	3,127,573
CBOT Wheat Futures	2.23%	2,227,299
NYMEX Reformulated Gasoline Blend Futures	2.19%	2,184,906

Total Notional Amount		$99,877,449

(5)	The following table represents the individual positions within the Total Return Swap as of October 31, 2023:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.66%	$12,370,943
CBOT Corn Futures	4.21%	19,570,984
NYMEX Light Sweet Crude Oil Futures	8.57%	39,790,108

109

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

Futures Contract	% of Index	Notional Amount
ICE Brent Crude Oil Futures	7.83%	36,343,317
NYBOT CTN No. 2 Cotton Futures	1.54%	7,155,020
COMEX Gold 100 Troy Oz. Futures	16.23%	75,364,989
COMEX Copper Futures	5.00%	23,206,552
NYMEX NY Harbor ULSD Futures	2.08%	9,661,755
NYBOT CSC ’C’ Coffee Futures	3.02%	14,019,209
KCBT Hard Red Winter Wheat Futures	1.37%	6,367,113
LME Primary Aluminum Futures	4.08%	18,927,495
CME Live Cattle Futures	3.96%	18,404,076
CME Lean Hogs Futures	1.65%	7,656,678
LME Lead Futures	0.90%	4,166,976
LME Nickel Futures	1.82%	8,448,256
LME Zinc Futures	2.36%	10,964,544
NYMEX Henry Hub Natural Gas Futures	9.05%	42,024,473
ICE Gasoil Futures	2.75%	12,793,952
CBOT Soybean Futures	5.15%	23,915,621
NYBOT CSC No. 11 World Sugar Futures	3.70%	17,196,959
COMEX Silver Futures	4.52%	20,993,498
CBOT Soybean Meal Futures	3.13%	14,542,278
CBOT Wheat Futures	2.23%	10,356,273
NYMEX Reformulated Gasoline Blend Futures	2.19%	10,159,159

Total Notional Amount		$464,400,228

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$36,928,209	—	$36,928,209
Canada	—	92,644,842	—	92,644,842
Denmark	—	7,111,332	—	7,111,332
France	—	58,284,552	—	58,284,552
Germany	—	44,983,343	—	44,983,343
Ireland	—	12,401,372	—	12,401,372
Italy	—	9,723,092	—	9,723,092
Japan	—	71,803,962	—	71,803,962
Netherlands	—	11,720,795	—	11,720,795
New Zealand	—	26,879,135	—	26,879,135
Spain	—	6,732,273	—	6,732,273
Supranational Organization Obligations	—	30,973,569	—	30,973,569
Sweden	—	24,964,323	—	24,964,323
Switzerland	—	4,955,630	—	4,955,630
United Kingdom	—	37,255,955	—	37,255,955
United States	—	376,615,122	—	376,615,122
U.S. Treasury Obligations	—	382,404,010	—	382,404,010
Securities Lending Collateral	—	5,476,304	—	5,476,304
Forward Currency Contracts**	—	1,286,638	—	1,286,638

110

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Futures Contracts**	$(434,945)	—	—	$(434,945)
Swap Agreements**	—	$(4,613,210)	—	(4,613,210)

TOTAL	$(434,945)	$1,238,531,248	—	$1,238,096,303

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

111

DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

DFA Commodity Strategy
Portfolio*
ASSETS:
Investment Securities at Value (including $5,376 of securities on loan)	$1,236,382
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $5,476)	5,476
Foreign Currencies at Value	2
Segregated Cash for Swaps Contracts	32,384
Cash	44,197
Receivables:
Dividends and Interest	6,729
Securities Lending Income	3
Fund Shares Sold	446
Unrealized Gain on Swap Contracts	700
Unrealized Gain on Forward Currency Contracts	1,287
Prepaid Expenses and Other Assets	74

Total Assets	1,327,680

LIABILITIES:
Payables:
Upon Return of Securities Loaned	5,499
Fund Shares Redeemed	2,201
Due to Advisor	312
Due to Broker	52
Futures Margin Variation	471
Unrealized Loss on Swap Contracts	5,313
Payable for Swap Contracts Payments	841
Accrued Expenses and Other Liabilities	114

Total Liabilities	14,803

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE D)
NET ASSETS	$1,312,877

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	281,092,504

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$4.67

Investment Securities at Cost	$1,270,741

Foreign Currencies at Cost	$2

NET ASSETS CONSIST OF:
Paid-In Capital	$1,366,854
Total Distributable Earnings (Loss)	(53,977)

NET ASSETS	$1,312,877

(1) NUMBER OF SHARES AUTHORIZED	1,800,000,000

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

112

DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

DFA
Commodity Strategy
Portfolio#
Investment Income
Interest	$48,499
Income from Securities Lending, Net	53

Total Investment Income	48,552

Expenses
Investment Management Fees	5,359
Accounting & Transfer Agent Fees	240
Custodian Fees	74
Filing Fees	81
Shareholders’ Reports	82
Directors’/Trustees’ Fees & Expenses	12
Professional Fees	32
Other	71

Total Expenses	5,951

Fees Waived, Expenses Reimbursed by Advisor (Note D)	1,066
Fees Paid Indirectly (Note D)	21

Net Expenses	4,864

Net Investment Income (Loss)	43,688

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(20,616)
Affiliated Investment Companies Shares Sold	2
Futures	(9,574)
Swap Contracts	(127,781)
Foreign Currency Transactions	(111)
Forward Currency Contracts	(674)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	49,627
Affiliated Investment Companies Shares	6
Futures	471
Swap Contracts	(10,073)
Translation of Foreign Currency-Denominated Amounts	14
Forward Currency Contracts	896

Net Realized and Unrealized Gain (Loss)	(117,813)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(74,125)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

113

DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Commodity Strategy
	Portfolio
	Year	Year
	Ended	Ended
	Oct 31,	Oct 31,
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$43,688	$22,136
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(20,616)	(44,736)
Affiliated Investment Companies Shares Sold	2	(5)
Futures	(9,574)	953
Swap Contracts	(127,781)	110,350
Foreign Currency Transactions	(111)	(22)
Forward Currency Contracts	(674)	21,616
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	49,627	(75,310)
Affiliated Investment Companies Shares	6	(6)
Futures	471	(1,625)
Swap Contracts	(10,073)	35,073
Translation of Foreign Currency-Denominated Amounts	14	(51)
Forward Currency Contracts	896	1,633

Net Increase (Decrease) in Net Assets Resulting from Operations	(74,125)	70,006

Distributions:
Institutional Class Shares	(113,511)	(500,400)
Capital Share Transactions (1):
Shares Issued	518,609	967,055
Shares Issued in Lieu of Cash Distributions	104,344	476,866
Shares Redeemed	(812,529)	(1,089,224)

Net Increase (Decrease) from Capital Share Transactions	(189,576)	354,697

Total Increase (Decrease) in Net Assets	(377,212)	(75,697)
Net Assets
Beginning of Year	1,690,089	1,765,786

End of Year	$1,312,877	$1,690,089

(1) Shares Issued and Redeemed:
Shares Issued	108,791	173,638
Shares Issued in Lieu of Cash Distributions	20,888	104,431
Shares Redeemed	(171,581)	(198,205)

Net Increase (Decrease) from Shares Issued and Redeemed	(41,902)	79,864

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.

See accompanying Notes to Financial Statements.

114

DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Commodity Strategy Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$5.23	$7.26	$5.00	$5.46	$5.68

Income from Investment Operations (A)
Net Investment Income (Loss)	0.14	0.07	0.01	0.06	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.33)	0.07	2.27	(0.46)	(0.22)

Total from Investment Operations	(0.19)	0.14	2.28	(0.40)	(0.11)

Less Distributions:
Net Investment Income	(0.37)	(2.17)	(0.02)	(0.06)	(0.11)

Total Distributions	(0.37)	(2.17)	(0.02)	(0.06)	(0.11)

Net Asset Value, End of Year	$4.67	$5.23	$7.26	$5.00	$5.46

Total Return	(4.12%)	6.38%	45.67%	(7.41%)	(1.99%)

Net Assets, End of Year (thousands)	$1,312,877	$1,690,089	$1,765,786	$1,096,427	$1,579,044
Ratio of Expenses to Average Net Assets	0.32%	0.30%	0.31%	0.33%	0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.39%	0.38%	0.40%	0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	2.85%	1.25%	0.24%	1.15%	1.99%
Portfolio Turnover Rate	36%	134%	114%	71%	38%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

115

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, one of which, DFA Commodity Strategy Portfolio (the “Portfolio”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 in the hierarchy. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board. These securities are generally categorized as Level 2 in the hierarchy.

116

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

117

C. Basis for Consolidation:

The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Portfolio’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

As of October 31, 2023, the Portfolio held a $308,525,210 investment in the Subsidiary, representing 23.50% of the Portfolio’s total net assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2023, the investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

DFA Commodity Strategy Portfolio	0.28%

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2024, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. As of October 31, 2023, there were no previously waived fees/expenses assumed subject to future recovery by the Advisor.

118

The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary’s average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

For the year ended October 31, 2023, approximately $1,066 (in thousands) of the Subsidiary’s management fees were waived pursuant to the Subsidiary fee waiver agreement.

Earned Income Credit:

Additionally, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2023, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
DFA Commodity Strategy Portfolio	$21

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amount paid by the Fund to the CCO was $177 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Consolidated Statement of Operations.

E. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Consolidated Statement of Assets and Liabilities as follows (amount in thousands):

DFA Commodity Strategy Portfolio	$8

F. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Portfolio’s transactions related to investment securities, other than short-term securities and in-kind redemptions (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Commodity Strategy Portfolio	$452,245	$695,838	$20,733	$327,320

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

119

The amounts presented below may differ from the respective amounts presented in the corresponding Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities or Consolidated Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
DFA Commodity Strategy Portfolio
The DFA Short Term Investment Fund	$17,837	$296,267	$308,636	$2	$6	$5,476	473	$562	—

Total	$17,837	$296,267	$308,636	$2	$6	$5,476	473	$562	—

G. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of financial and tax reporting related to the Subsidiary, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, and net foreign currency gains/losses, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Commodity Strategy Portfolio
2022	$500,400	—	—	$500,400
2023	113,511	—	—	113,511

As of October 31, 2023, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Commodity Strategy Portfolio	$(3,129)	—	$(3,129)

120

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Commodity Strategy Portfolio	$18,492	—	$(46,601)	$(25,858)	$(53,967)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA Commodity Strategy Portfolio	$46,601	$46,601

During the year ended October 31, 2023, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Commodity Strategy Portfolio	$1,261,121	$1,575,100	$(1,594,363)	$(19,263)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Financial Instruments:

In accordance with the Portfolio’s investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

121

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio’s total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

2. Forward Currency Contracts: The Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Consolidated Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Consolidated Statement of Operations as a net realized gain or loss on forward currency contracts.

3. Commodity-Linked Derivatives: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

4. Swap Agreements: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and, to the extent the Portfolio may invest in foreign-currency-denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap), while other swaps must be transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap), and may be traded on swap execution facilities (exchanges). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation (whether as a single debt instrument or as part of an index of debt instruments) has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

122

Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio).

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearinghouse, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor’s Investment Committee. To the extent that the Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.

Futures Activities:

The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.

5. Futures Contracts: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

123

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price, potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio’s investments in the contracts to greater volatility than investments in traditional securities.

6. Options on Futures Contracts: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change is reflected in the net asset value of the Portfolio.

The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

The Subsidiary’s securities have been segregated as collateral for open futures contracts and open swaps contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**	Swap Contracts***
DFA Commodity Strategy Portfolio	$122,721	$122,265	$1,438,198

*	Average amount of Currency Purchased/Sold in USD.
**	Average Notional Value of futures contracts.
***	Average Notional Value of agreements.

124

The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2023	Forward Currency Contracts (1)	Commodity Futures Contracts *,(2)	Swap Contracts (3)
DFA Commodity Strategy Portfolio	$3,836	$1,287	$1,849	$700

	Liability Derivatives Value
	Total Value at October 31, 2023	Commodity Futures Contracts *, (4)	Swap Contracts (5)
DFA Commodity Strategy Portfolio	$(7,597)	$(2,284)	$(5,313)

(1)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(3)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Gain on Swap Contracts.
(4)	Presented on Consolidated Statement of Assets and Liabilities as Payables: Futures Margin Variation.
(5)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Swap Contracts.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Commodity Futures Contracts (2)	Swap Contracts (3)
DFA Commodity Strategy Portfolio	$(138,029)	$(674)	$(9,574)	$(127,781)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (4)	Commodity Futures Contracts (5)	Swap Contracts (6)
DFA Commodity Strategy Portfolio	$(8,706)	$896	$471	$(10,073)

(1)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(4)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(5)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
(6)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

125

Offsetting of Derivative Assets and Derivative Liabilities:

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2023 (amounts in thousands):

		Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities					Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)

	Assets						Liabilities
DFA Commodity Strategy Portfolio
State Street Bank and Trust	$1,059	$1,059	—	—	—	$1,059	—	—	—	—	—	—
Bank of America Corp.	700	700	—	—	—	700	—	—	—	—	—	—
Citibank, N.A	—	—	—	—	—	—	$1,276	$1,276	—	$(1,276)	—	—
Bank of New York Mellon	227	227	—	—	—	227	—	—	—	—	—	—
UBS AG	—	—	—	—	—	—	4,037	4,037	—	(4,037)	—	—

Total	$1,986	$1,986	—	—	—	$1,986	$5,313	$5,313	—	$(5,313)	—	—

(a)	No amounts have been netted against the gross amounts recognized in the Consolidated Statement of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the

126

parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2023.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2023.

J. Securities Lending:

As of October 31, 2023, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

127

Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Commodity Strategy Portfolio Bonds	$5,499	—	—	—	$5,499

K. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Portfolio’s shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until the 2024 annual shareholder reports, and will have no effect on the Portfolio’s accounting policies or financial statements.

128

M. Other:

As of October 31, 2023, the following number of shareholders held the following approximate percentages of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Commodity Strategy Portfolio-Institutional Class	3	72%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

129

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of DFA Commodity Strategy Portfolio and Dimensional Cayman Commodity Fund I, LTD

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of DFA Commodity Strategy Portfolio and its subsidiary (Dimensional Cayman Commodity Fund I, LTD) (one of the portfolios constituting DFA Investment Dimensions Group Inc., referred to hereafter as the “Portfolio”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

130

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Large Company Portfolio vs.

S&P 500™ Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

© 2023 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	10.12%	10.95%	11.11%

131

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2023

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained 8.38%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2023
Russell 3000® Index	8.38%
Russell 1000® Index (large-cap stocks)	9.48%
Russell Midcap® Index (mid-cap stocks, a subset of the large cap universe)	-1.01%
Russell 2000® Index (small-cap stocks)	-8.56%
Russell Microcap® Index (micro-cap stocks)	-16.40%
Dow Jones U.S. Select REIT Index SM	-6.25%

Total Return for 12 Months Ended October 31, 2023
Russell 1000® Value Index (large-cap value stocks)	0.13%
Russell 1000® Growth Index (large-cap growth stocks)	18.95%
Russell 2000® Value Index (small-cap value stocks)	-9.93%
Russell 2000® Growth Index (small-cap growth stocks)	-7.63%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500® Index by investing in S&P 500® Index securities in approximately the same proportions as they are represented in the S&P 500® Index. As of October 31, 2023, the Portfolio held approximately 500 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, the total return was 10.12% for the Portfolio and 10.14% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio performed in line with the benchmark before fees and expenses.

132

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLE

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$1,013.70	0.08%	$0.41
Hypothetical 5% Annual Return	$1,000.00	$1,024.80	0.08%	$0.41

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

133

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

U.S. Large Company Portfolio
Communication Services	8.7%
Consumer Discretionary	10.6%
Consumer Staples	6.6%
Energy	4.5%
Financials	12.8%
Health Care	13.1%
Industrials	8.3%
Information Technology	28.1%
Materials	2.4%
Real Estate	2.4%
Utilities	2.5%

100.0%

134

U.S. LARGE COMPANY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.7%)
COMMUNICATION SERVICES — (8.7%)
* Alphabet, Inc., Class A	1,668,014	$206,967,177	2.1%
* Alphabet, Inc., Class C	1,418,886	177,786,416	1.8%
Comcast Corp., Class A	1,157,092	47,776,329	0.5%
* Meta Platforms, Inc., Class A	624,861	188,251,873	1.9%
* Netflix, Inc.	124,587	51,291,222	0.5%
Verizon Communications, Inc.	1,181,931	41,521,236	0.4%
* Walt Disney Co.	514,427	41,972,099	0.4%
Other Securities		104,813,655	1.1%

TOTAL COMMUNICATION SERVICES		860,380,007	8.7%

CONSUMER DISCRETIONARY — (10.5%)
* Amazon.com, Inc.	2,552,661	339,733,652	3.4%
Home Depot, Inc.	282,653	80,468,483	0.8%
McDonald’s Corp.	204,886	53,714,963	0.5%
* Tesla, Inc.	776,338	155,919,724	1.6%
Other Securities		412,424,111	4.2%

TOTAL CONSUMER DISCRETIONARY		1,042,260,933	10.5%

CONSUMER STAPLES — (6.6%)
Coca-Cola Co.	1,094,179	61,810,172	0.6%
Costco Wholesale Corp.	124,587	68,826,842	0.7%
PepsiCo, Inc.	387,014	63,191,646	0.6%
Philip Morris International, Inc.	436,429	38,912,010	0.4%
Procter & Gamble Co.	662,737	99,430,432	1.0%
Walmart, Inc.	401,306	65,577,413	0.7%
Other Securities		256,504,107	2.6%

TOTAL CONSUMER STAPLES		654,252,622	6.6%

ENERGY — (4.5%)
Chevron Corp.	498,819	72,692,893	0.7%
ConocoPhillips	336,665	39,995,802	0.4%
Exxon Mobil Corp.	1,125,465	119,130,470	1.2%
Other Securities		216,091,368	2.2%

TOTAL ENERGY		447,910,533	4.5%

FINANCIALS — (12.7%)
Bank of America Corp.	1,943,630	51,195,214	0.5%
* Berkshire Hathaway, Inc., Class B	512,713	175,004,328	1.8%
JPMorgan Chase & Co.	817,022	113,615,079	1.2%
Mastercard, Inc., Class A	233,914	88,033,534	0.9%
# Visa, Inc., Class A	451,735	106,202,899	1.1%
Wells Fargo & Co.	1,028,637	40,908,893	0.4%
Other Securities		685,563,713	6.9%

TOTAL FINANCIALS		1,260,523,660	12.8%

HEALTH CARE — (13.1%)
Abbott Laboratories	487,882	46,129,243	0.5%
AbbVie, Inc.	496,228	70,057,469	0.7%
Amgen, Inc.	150,383	38,452,933	0.4%
Eli Lilly & Co.	224,185	124,182,797	1.3%

135

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
	Johnson & Johnson	676,993	$100,425,142	1.0%
	Merck & Co., Inc.	713,403	73,266,488	0.7%
	Pfizer, Inc.	1,587,315	48,508,346	0.5%
	Thermo Fisher Scientific, Inc.	108,507	48,260,658	0.5%
	UnitedHealth Group, Inc.	260,423	139,472,142	1.4%
	Other Securities		610,236,509	6.1%

TOTAL HEALTH CARE			1,298,991,727	13.1%

INDUSTRIALS — (8.3%)
	Other Securities		822,845,618	8.3%

INFORMATION TECHNOLOGY — (28.0%)
	Accenture PLC, Class A	177,343	52,686,832	0.5%
*	Adobe, Inc.	128,144	68,180,297	0.7%
*	Advanced Micro Devices, Inc.	454,233	44,741,950	0.5%
	Apple, Inc.	4,131,710	705,572,117	7.1%
	Broadcom, Inc.	116,023	97,618,271	1.0%
	Cisco Systems, Inc.	1,145,669	59,723,725	0.6%
	Intel Corp.	1,178,552	43,017,148	0.4%
	International Business Machines Corp.	256,122	37,045,486	0.4%
	Intuit, Inc.	78,667	38,936,232	0.4%
	Microsoft Corp.	2,088,817	706,249,916	7.1%
	NVIDIA Corp.	694,420	283,184,476	2.9%
	Oracle Corp.	442,893	45,795,136	0.5%
*	Salesforce, Inc.	273,832	54,993,681	0.6%
	Texas Instruments, Inc.	255,080	36,223,911	0.4%
	Other Securities		497,826,603	4.9%

TOTAL INFORMATION TECHNOLOGY			2,771,795,781	28.0%

MATERIALS — (2.4%)
	Linde PLC	137,182	52,425,473	0.5%
	Other Securities		186,869,311	1.9%

TOTAL MATERIALS			239,294,784	2.4%

REAL ESTATE — (2.4%)
	Other Securities		233,041,636	2.4%

UTILITIES — (2.5%)
	Other Securities		247,175,693	2.5%

TOTAL COMMON STOCKS (Cost $2,822,482,853)			9,878,472,994	99.8%

TEMPORARY CASH INVESTMENTS — (0.1%)
	State Street Institutional U.S. Government Money Market Fund, 5.300%	16,462,238	16,462,238	0.1%

SECURITIES LENDING COLLATERAL — (0.2%)
@§	The DFA Short Term Investment Fund	1,558,982	18,032,744	0.2%

TOTAL INVESTMENTS—(100.0%) (Cost $2,856,978,200)			$9,912,967,976	100.1%

136

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

As of October 31, 2023, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	103	12/15/23	$22,376,350	$21,693,087	$(683,263)

Total Futures Contracts			$22,376,350	$21,693,087	$(683,263)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Communication Services	$860,380,007	—	—		$860,380,007
Consumer Discretionary	1,042,260,933	—	—		1,042,260,933
Consumer Staples	654,252,622	—	—		654,252,622
Energy	447,910,533	—	—		447,910,533
Financials	1,260,523,660	—	—		1,260,523,660
Health Care	1,298,784,957	—	$206,770		1,298,991,727
Industrials	822,845,618	—	—		822,845,618
Information Technology	2,771,795,781	—	—		2,771,795,781
Materials	239,294,784	—	—		239,294,784
Real Estate	233,041,636	—	—		233,041,636
Utilities	247,175,693	—	—		247,175,693
Temporary Cash Investments	16,462,238	—	—		16,462,238
Securities Lending Collateral	—	$18,032,744	—		18,032,744
Futures Contracts**	(683,263)	—	—		(683,263)

TOTAL	$9,894,045,199	$18,032,744	$206,770	^	$9,912,284,713

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

137

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

U.S. Large Company Portfolio*
ASSETS:
Investment Securities at Value (including $80,397 of securities on loan)	$9,878,473
Temporary Cash Investments at Value & Cost	16,462
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $18,033)	18,033
Segregated Cash for Futures Contracts	1,154
Receivables:
Dividends and Interest	7,454
Securities Lending Income	11
Fund Shares Sold	4,669
Due from Advisor	37
Futures Margin Variation	203
Prepaid Expenses and Other Assets	40

Total Assets	9,926,536

LIABILITIES:
Payables:
Upon Return of Securities Loaned	18,054
Fund Shares Redeemed	8,822
Accrued Expenses and Other Liabilities	926

Total Liabilities	27,802

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C) NET ASSETS	$9,898,734

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $9,898,734 and shares outstanding of 345,843,203, $0.01 Par Value (1)	$28.62

(1) NUMBER OF SHARES AUTHORIZED	900,000,000

Investment Securities at Cost	$2,822,483

NET ASSETS CONSIST OF:
Paid-In Capital	$2,540,037
Total Distributable Earnings (Loss)	7,358,697

NET ASSETS	$9,898,734

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

138

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

U.S. Large Company Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $44)	$167,193
Income from Securities Lending, Net	242

Total Investment Income	167,435

Fund Expenses
Investment Management Fees	6,052
Accounting & Transfer Agent Fees	1,859
S&P 500® Fees	255
Custodian Fees	103
Filing Fees	104
Shareholders’ Reports	158
Directors’/Trustees’ Fees & Expenses	74
Professional Fees	217
Other	597

Total Fund Expenses	9,419

Fees Waived, Expenses Reimbursed by Advisor (Note C)	1,350

Net Expenses	8,069

Net Investment Income (Loss)	159,366

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	352,340
Affiliated Investment Companies Shares Sold	80
Futures	5,297
In-Kind Redemptions	196,611
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	252,431
Affiliated Investment Companies Shares	8
Futures	(1,071)

Net Realized and Unrealized Gain (Loss)	805,696

Net Increase (Decrease) in Net Assets Resulting from Operations	$965,062

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

139

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Company Portfolio
	Year	Year
	Ended	Ended
	Oct 31,	Oct 31,
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$159,366	$159,827
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	352,340	492,366
Affiliated Investment Companies Shares Sold	80	(19)
Futures	5,297	(10,134)
In-Kind Redemptions	196,611	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	252,431	(2,364,904)
Affiliated Investment Companies Shares	8	(9)
Futures	(1,071)	36

Net Increase (Decrease) in Net Assets Resulting from Operations	965,062	(1,722,837)

Distributions:
Institutional Class Shares	(572,729)	(792,204)
Capital Share Transactions (1):
Shares Issued	1,249,148	1,294,694
Shares Issued in Lieu of Cash Distributions	534,574	741,569
Shares Redeemed	(2,094,067)	(2,012,336)

Net Increase (Decrease) from Capital Share Transactions	(310,345)	23,927

Total Increase (Decrease) in Net Assets	81,988	(2,491,114)
Net Assets
Beginning of Year	9,816,746	12,307,860

End of Year	$9,898,734	$9,816,746

(1) Shares Issued and Redeemed:
Shares Issued	43,453	43,150
Shares Issued in Lieu of Cash Distributions	19,445	22,923
Shares Redeemed	(73,335)	(65,948)

Net Increase (Decrease) from Shares Issued and Redeemed	(10,437)	125

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.

See accompanying Notes to Financial Statements.

140

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$27.55	$34.56	$25.10	$23.48	$21.06

Income from Investment Operations (A)
Net Investment Income (Loss)	0.45	0.44	0.43	0.44	0.44
Net Gains (Losses) on Securities (Realized and Unrealized)	2.26	(5.21)	10.09	1.77	2.50

Total from Investment Operations	2.71	(4.77)	10.52	2.21	2.94

Less Distributions:
Net Investment Income	(0.42)	(0.40)	(0.43)	(0.47)	(0.39)
Net Realized Gains	(1.22)	(1.84)	(0.63)	(0.12)	(0.13)

Total Distributions	(1.64)	(2.24)	(1.06)	(0.59)	(0.52)

Net Asset Value, End of Year	$28.62	$27.55	$34.56	$25.10	$23.48

Total Return	10.12%	(14.71%)	42.87%	9.63%	14.29%

Net Assets, End of Year (thousands)	$9,898,734	$9,816,746	$12,307,860	$9,562,761	$9,786,391
Ratio of Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.09%	0.09%	0.09%	0.09%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.58%	1.46%	1.39%	1.83%	2.02%
Portfolio Turnover Rate	3%	2%	4%	3%	3%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

141

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, one of which, the U.S. Large Company Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Securities held by the Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities at the mean between the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (“NYSE”). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

142

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board of Directors, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2023, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

U.S. Large Company Portfolio	0.06%

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2024, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2023, the Portfolio had an expense limit based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2023, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2023, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Portfolio is less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense

143

Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Net Waived Fees	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Large Company Portfolio (1)	0.08%	—	$1,350	$2,962

(1) The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) (“Portfolio Expenses”) of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio’s average net assets (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amounts paid by the Fund to the CCO were $18 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

U.S. Large Company Portfolio	$113

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Portfolio’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
U.S. Large Company Portfolio	$262,599	$658,099

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

144

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$135,300	$837,067	$954,422	$80	$8	$18,033	1,559	$3,014	—

Total	$135,300	$837,067	$954,422	$80	$8	$18,033	1,559	$3,014	—

F. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of, non-deductible expenses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
U.S. Large Company Portfolio
2022	$147,910	$644,294	—	$792,204
2023	145,816	426,913	—	572,729

As of October 31, 2023, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Company Portfolio	$(13,584)	$(38,586)	$(52,170)

145

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
U.S. Large Company Portfolio	—	$306,650	—	$7,052,160	$7,358,810

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the Portfolio did not have capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2023, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Large Company Portfolio	$2,860,808	$7,249,253	$(197,093)	$7,052,160

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts and differences in the tax treatment of other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolio’s investment objectives and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio.

1. Futures Contracts: The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

146

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amount in thousands):

Futures*
U.S. Large Company Portfolio	$26,205

*	Average Notional Value of futures contracts.

The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2023	Equity Contracts *,(1)
U.S. Large Company Portfolio	$(683)	$(683)

(1)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
U.S. Large Company Portfolio	$5,297	$5,297

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
U.S. Large Company Portfolio	$(1,071)	$(1,071)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed

147

$500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

For the year ended October 31, 2023, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2023
U.S. Large Company Portfolio	5.16%	$4,327	32	$19	$15,098	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023, that the Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2023, activity by the Portfolio under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2023
U.S. Large Company Portfolio	Borrower	4.19%	$20,341	3	$7	$20,341	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023 that the Portfolio utilized the interfund lending program.

148

I. Securities Lending:

As of October 31, 2023, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. In addition, the Portfolio received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
U.S. Large Company Portfolio	$64,010

The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
U.S. Large Company Portfolio Common Stocks	$18,054	—	—	—	$18,054

149

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. In-Kind Redemptions:

During the year ended October 31, 2023, the Portfolio listed below realized net gains (losses) on in-kind redemptions as follows (amount in thousands):

U.S. Large Company Portfolio	$196,611

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB“) issued Accounting Standards Update (“ASU“) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Portfolio’s shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until the 2024 annual shareholder reports, and will have no effect on the Portfolio’s accounting policies or financial statements.

M. Other:

As of October 31, 2023, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Large Company Portfolio-Institutional Class	3	69%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

150

N. ReFlow Liquidity Program

The Portfolio may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (”ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are expected to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as the allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of the maximum holding period, currently 8 days, determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow program, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in the Portfolio and may request that such redemption be met in kind in accordance with redemption in-kind policies described in the Portfolio’s Prospectus. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolio’s Policy Regarding Excessive Short-Term Trading.

For the year ended October 31, 2023 the Portfolio’s activity in the program is listed below (amounts in thousands):

	Value of Cash and Value of Securities Sold	Shares Sold	Service Fees
U.S. Large Company Portfolio	$262,352	8,835	$380

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

151

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of U.S. Large Company Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., referred to hereafter as the “Portfolio”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

152

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

U.S. Large Cap Value Series vs.

Russell 1000™ Value Index

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-0.78%	6.24%	7.84%

153

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2023

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained 8.38%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2023

Russell 3000® Index	8.38%
Russell 1000® Index (large-cap stocks)	9.48%
Russell Midcap® Index (mid-cap stocks, a subset of the large cap universe)	-1.01%
Russell 2000® Index (small-cap stocks)	-8.56%
Russell Microcap® Index (micro-cap stocks)	-16.40%
Dow Jones U.S. Select REIT Index SM	-6.25%
Total Return for 12 Months Ended October 31, 2023

Russell 1000® Value Index (large-cap value stocks)	0.13%
Russell 1000® Growth Index (large-cap growth stocks)	18.95%
Russell 2000® Value Index (small-cap value stocks)	-9.93%
Russell 2000® Growth Index (small-cap growth stocks)	-7.63%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Series

The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. The Series also generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2023, the Series held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were -0.78% for the Series and 0.13% for the Russell 1000® Value Index, the Series’ benchmark. The Series’ emphasis on stocks with smaller market capitalizations within the large-cap value segment of the U.S. market detracted from relative performance, as these stocks generally underperformed. Conversely, the Series’ exclusion of REITs and highly regulated utilities contributed positively to relative performance, as REITs and utilities generally underperformed.

154

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLE

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/23	10/31/23	Ratio (1)	Period (1)
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$966.50	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

155

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

The U.S. Large Cap Value Series
Communication Services	7.9%
Consumer Discretionary	5.5%
Consumer Staples	4.1%
Energy	15.0%
Financials	21.9%
Health Care	15.5%
Industrials	12.8%
Information Technology	8.1%
Materials	8.5%
Real Estate	0.4%
Utilities	0.3%

100.0%

156

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.3%)
COMMUNICATION SERVICES — (7.8%)
	AT&T, Inc.	15,690,173	$241,628,664	1.0%
	Comcast Corp., Class A	12,265,715	506,451,372	2.1%
*	Meta Platforms, Inc., Class A	1,308,997	394,361,526	1.6%
*	T-Mobile U.S., Inc.	1,545,488	222,333,904	0.9%
	Verizon Communications, Inc.	9,824,027	345,118,068	1.4%
	Other Securities		223,002,019	0.8%

TOTAL COMMUNICATION SERVICES			1,932,895,553	7.8%

CONSUMER DISCRETIONARY — (5.4%)
	DR Horton, Inc.	2,309,180	241,078,392	1.0%
	PulteGroup, Inc.	1,956,203	143,956,979	0.6%
	Other Securities		959,946,137	3.9%

TOTAL CONSUMER DISCRETIONARY			1,344,981,508	5.5%

CONSUMER STAPLES — (4.0%)
	Kroger Co.	3,528,698	160,097,028	0.7%
	Mondelez International, Inc., Class A	2,407,539	159,403,157	0.6%
	Other Securities		680,067,862	2.8%

TOTAL CONSUMER STAPLES			999,568,047	4.1%

ENERGY — (14.7%)
	Chevron Corp.	4,945,790	720,749,977	2.9%
	ConocoPhillips	3,806,401	452,200,439	1.8%
	Exxon Mobil Corp.	11,225,183	1,188,185,620	4.8%
	Marathon Petroleum Corp.	1,358,505	205,473,881	0.8%
	Other Securities		1,088,973,887	4.5%

TOTAL ENERGY			3,655,583,804	14.8%

FINANCIALS — (21.6%)
	Bank of America Corp.	11,711,704	308,486,283	1.3%
*	Berkshire Hathaway, Inc., Class B	1,808,906	617,433,885	2.5%
	Capital One Financial Corp.	1,645,879	166,711,084	0.7%
	Goldman Sachs Group, Inc.	858,462	260,637,648	1.1%
	Hartford Financial Services Group, Inc.	2,087,475	153,325,039	0.6%
	JPMorgan Chase & Co.	7,413,686	1,030,947,175	4.2%
	Morgan Stanley	2,664,369	188,690,613	0.8%
	Travelers Cos., Inc.	1,017,317	170,339,558	0.7%
	Wells Fargo & Co.	5,729,127	227,847,381	0.9%
	Other Securities		2,223,328,862	8.9%

TOTAL FINANCIALS			5,347,747,528	21.7%

HEALTH CARE — (15.2%)
	Bristol-Myers Squibb Co.	4,906,955	252,855,391	1.0%
	Cigna Group	838,881	259,382,005	1.1%
	CVS Health Corp.	3,323,279	229,339,484	0.9%
	Danaher Corp.	1,102,700	211,740,454	0.9%
	Elevance Health, Inc.	680,876	306,455,479	1.3%
	Gilead Sciences, Inc.	2,673,847	210,003,943	0.9%
	Humana, Inc.	391,825	205,194,834	0.8%
	Medtronic PLC	2,136,727	150,767,457	0.6%

157

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Pfizer, Inc.	17,021,900	$520,189,264	2.1%
Thermo Fisher Scientific, Inc.	439,076	195,287,832	0.8%
Other Securities		1,233,206,219	4.9%

TOTAL HEALTH CARE		3,774,422,362	15.3%

INDUSTRIALS — (12.6%)
FedEx Corp.	613,891	147,395,229	0.6%
Norfolk Southern Corp.	774,793	147,822,757	0.6%
PACCAR, Inc.	2,024,474	167,079,839	0.7%
Republic Services, Inc.	1,596,823	237,112,247	1.0%
# RTX Corp.	1,924,055	156,598,836	0.6%
Other Securities		2,259,535,766	9.1%

TOTAL INDUSTRIALS		3,115,544,674	12.6%

INFORMATION TECHNOLOGY — (8.0%)
* Advanced Micro Devices, Inc.	1,474,438	145,232,143	0.6%
Analog Devices, Inc.	1,138,207	179,074,107	0.7%
Cognizant Technology Solutions Corp., Class A	2,224,899	143,439,238	0.6%
HP, Inc.	5,987,615	157,653,903	0.6%
Intel Corp.	6,785,602	247,674,473	1.0%
Micron Technology, Inc.	2,629,495	175,834,331	0.7%
* Salesforce, Inc.	740,360	148,686,499	0.6%
Other Securities		787,133,445	3.3%

TOTAL INFORMATION TECHNOLOGY		1,984,728,139	8.1%

MATERIALS — (8.3%)
Dow, Inc.	3,246,251	156,923,773	0.6%
Freeport-McMoRan, Inc.	4,433,625	149,767,852	0.6%
Linde PLC	645,421	246,654,089	1.0%
Nucor Corp.	1,610,388	237,999,243	1.0%
Steel Dynamics, Inc.	1,454,295	154,896,960	0.6%
Other Securities		1,116,657,535	4.6%

TOTAL MATERIALS		2,062,899,452	8.4%

REAL ESTATE — (0.4%)
Other Securities		102,641,060	0.4%

UTILITIES — (0.3%)
Other Securities		76,578,530	0.3%

TOTAL COMMON STOCKS (Cost $16,208,990,262)		24,397,590,657	99.0%

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	219,849,716	219,849,716	0.9%

SECURITIES LENDING COLLATERAL — (0.8%)
@§ The DFA Short Term Investment Fund	16,443,598	190,203,098	0.7%

TOTAL INVESTMENTS—(100.0%) (Cost $16,619,043,076)		$24,807,643,471	100.6%

158

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2023, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	844	12/15/23	$179,931,267	$177,756,950	$(2,174,317)

Total Futures Contracts			$179,931,267	$177,756,950	$(2,174,317)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,932,841,679	$53,874	—	$1,932,895,553
Consumer Discretionary	1,344,981,508	—	—	1,344,981,508
Consumer Staples.	999,568,047	—	—	999,568,047
Energy	3,655,583,804	—	—	3,655,583,804
Financials	5,347,747,528	—	—	5,347,747,528
Health Care.	3,774,422,362	—	—	3,774,422,362
Industrials	3,115,544,674	—	—	3,115,544,674
Information Technology.	1,984,728,139	—	—	1,984,728,139
Materials.	2,062,899,452	—	—	2,062,899,452
Real Estate	102,641,060	—	—	102,641,060
Utilities.	76,578,530	—	—	76,578,530
Temporary Cash Investments	219,849,716	—	—	219,849,716
Securities Lending Collateral	—	190,203,098	—	190,203,098
Futures Contracts**	(2,174,317)	—	—	(2,174,317)

TOTAL.	$24,615,212,182	$190,256,972	—	$24,805,469,154

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

159

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands)

The U.S. Large Cap Value Series*
ASSETS:
Investment Securities at Value (including $251,999 of securities on loan)	$24,397,591
Temporary Cash Investments at Value & Cost	219,850
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $190,203)	190,203
Segregated Cash for Futures Contracts	9,453
Receivables:
Investment Securities Sold	14,859
Dividends and Interest	31,795
Securities Lending Income	39
Futures Margin Variation	1,119

Total Assets	24,864,909

LIABILITIES:
Payables:
Due to Custodian	3,803
Upon Return of Securities Loaned	190,518
Investment Securities Purchased	19,438
Due to Advisor	2,150
Accrued Expenses and Other Liabilities	1,021

Total Liabilities	216,930

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$24,647,979

Investment Securities at Cost	$16,208,990

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

160

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

The U.S. Large Cap Value Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0)	$660,781
Income from Securities Lending, Net	701

Total Investment Income	661,482

Expenses
Investment Management Fees	26,616
Accounting & Transfer Agent Fees	901
Custodian Fees	265
Shareholders’ Reports	66
Directors’/Trustees’ Fees & Expenses	204
Professional Fees	368
Other	468

Total Expenses	28,888

Net Expenses	28,888

Net Investment Income (Loss)	632,594

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	522,447
Affiliated Investment Companies Shares Sold	39
Futures	10,766
In-Kind Redemptions	1,015,486
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,315,132)
Affiliated Investment Companies Shares	139
Futures	5,492

Net Realized and Unrealized Gain (Loss)	(760,763)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(128,169)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

161

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$632,594	$616,764
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	522,447	753,310
Affiliated Investment Companies Shares Sold	39	(30)
Futures	10,766	(16,355)
Foreign Currency Transactions	—	(2)
In-Kind Redemptions	1,015,486	46,523
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,315,132)	(2,352,364)
Affiliated Investment Companies Shares	139	(147)
Futures	5,492	(16,326)

Net Increase (Decrease) in Net Assets Resulting from Operations	(128,169)	(968,627)

Transactions in Interest:
Contributions	1,697,787	972,772
Withdrawals	(3,967,620)	(2,778,807)

Net Increase (Decrease) from Transactions in Interest	(2,269,833)	(1,806,035)

Total Increase (Decrease) in Net Assets	(2,398,002)	(2,774,662)
Net Assets
Beginning of Year	27,045,981	29,820,643

End of Year	$24,647,979	$27,045,981

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.

See accompanying Notes to Financial Statements.

162

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019
Total Return	(0.78%)	(3.45%)	48.85%	(11.42%)	7.15%
Net Assets, End of Year (thousands)	$24,647,979	$27,045,981	$29,820,643	$22,154,405	$29,929,678
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.38%	2.20%	1.92%	2.53%	2.50%
Portfolio Turnover Rate	13%	10%	10%	4%	10%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

163

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust consists of ten operational portfolios, one of which, The U.S. Large Cap Value Series (the “Series”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean between the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (“NYSE”). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

164

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2023, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

The U.S. Large Cap Value Series	0.10%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2023, the total related amounts paid by the Trust to the CCO were $35 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

165

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

The U.S. Large Cap Value Series	$192

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The U.S. Large Cap Value Series	$3,589,662	$3,528,907

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

					Change in
				Net Realized	Unrealized
	Balance at	Purchases	Proceeds	Gain/(Loss)	Appreciation/	Balance at	Shares as of	Dividend	Capital Gain
	October 31, 2022	at Cost	from Sales	on Sales	Depreciation	October 31, 2023	October 31, 2023	Income	Distributions
The U.S. Large Cap Value Series
The DFA Short Term Investment Fund	$521,402	$3,599,886	$3,931,263	$39	$139	$190,203	16,444	$15,066	—

Total	$521,402	$3,599,886	$3,931,263	$39	$139	$190,203	16,444	$15,066	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

				Net
				Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
The U.S. Large Cap Value Series	$16,598,204	$8,952,201	$(742,762)	$8,209,439

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts and differences in the tax treatment of other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’

166

financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

1. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amount in thousands):

Futures*
The U.S. Large Cap Value Series	$187,927

*	Average Notional Value of futures contracts.

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2023	Equity Contracts*,(1)
The U.S. Large Cap Value Series	$(2,174)	$(2,174)

(1)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

167

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The U.S. Large Cap Value Series	$10,766	$10,766

	Change in Unrealized Appreciation
	(Depreciation) on Derivatives
		Equity
	Total	Contracts (2)
The U.S. Large Cap Value Series	$5,492	$5,492

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

There were no borrowings by the Series under the lines of credit during the year ended October 31, 2023.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2023.

168

I. Affiliated Trades:

Cross trades for the year ended October 31, 2023, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2023, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The U.S. Large Cap Value Series	$311,495	$346,813	$54,350

J. Securities Lending:

As of October 31, 2023, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. In addition, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash
Collateral
Market
Value
The U.S. Large Cap Value Series	$62,910

The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

169

Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements
	As of October 31, 2023
	Overnight and		Between
	Continuous	<30 days	30 & 90 days	>90 days	Total
Securities Lending Transactions
The U.S. Large Cap Value Series Common Stocks	$190,518	—	—	—	$190,518

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. In-Kind Redemptions:

During the year ended October 31, 2023, the Series realized net gains (losses) on in-kind redemptions as follows (amount in thousands):

The U.S. Large Cap Value Series	$1,015,486

M. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Series’ financial statements.

170

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Series’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Series until the 2024 annual shareholder reports, and will have no effect on the Series’ accounting policies or financial statements.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. ReFlow Liquidity Program

The Portfolio may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are expected to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as the allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of the maximum holding period, currently 8 days, determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow program, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in the Portfolio and may request that such redemption be met in kind in accordance with redemption in-kind policies described in the Series’ Prospectus. If the Portfolio is part of a “master-feeder” structure, then the “feeder” Portfolio does not generally buy individual securities directly. Instead, the feeder Portfolio invests in a corresponding “master” Portfolio that in turn purchases stocks and other securities. Under a master-feeder structure, ReFlow redemptions and subscriptions take place at the feeder level, where the capital commitments are pooled, and securities are redeemed at the master level, where the securities are held. As a result, realized gains or losses will be reflected in the master Portfolio’s financial statements. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Series’ Policy Regarding Excessive Short-Term Trading.

P. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

171

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The U.S. Large Cap Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

172

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, a “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were two Strategy Committee meetings held during the fiscal year ended October 31, 2023.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held during the fiscal year ended October 31, 2023.

173

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

174

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since 2021	Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).	157 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); formerly, Director, REAN Cloud (technology) (2015-2018); formerly, Director, FBR & Co. (investment banking) (2011- 2017); and formerly, Director, Brightwood Capital Advisors, L.P. (private equity) (2013- 2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	157 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	157 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	157 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).

175

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	157 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	157 portfolios in 5 investment companies	Director, (since 2000) and formerly, Audit Committee Chair (2019-2022) and Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee and Audit Committee member (since 2022), UBS Funds (3 investment companies within the fund complex) (12 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	157 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017- July 2017).

176

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019); formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022).	157 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

177

Interested Directors/Trustees

The following interested Directors/Trustees are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director/ Trustee Co-Chief Executive Officer	Director/ Trustee since 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017) and Dimensional ETF Trust (since 2020), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and the Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.	157 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director/ Trustee Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director/ Trustee since 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director and Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer and Chief Investment Officer of Dimensional Holdings, LLC (since 2017); Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).	157 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DEM; DFAITC and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

178

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•   all the DFA Entities (since 2001)

•   DFA Australia Limited (since 2002)

•   Dimensional Fund Advisors Ltd. (since 2002)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

•   Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•   Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019	Vice President and Assistant Secretary of • DFAIDG, DIG, DFAITC and DEM (since 2019) • Dimensional ETF Trust (since 2020) Vice President (since January 2018) of • Dimensional Holdings Inc.

• Dimensional Fund Advisors LP • Dimensional Investment LLC • DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017	Executive Vice President of • all the DFA Entities (since 2017) • Dimensional ETF Trust (since 2020) Director and Vice President (since 2016) of • Dimensional Japan Ltd.

Chairman (since 2018) of

•   Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

•   Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•   DFA Australia Limited

Director (since 2016) of

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors Pte. Ltd.

•   Dimensional Hong Kong Limited

Vice President of

•   Dimensional Advisors Ltd. (since 2016)

•   Dimensional Hong Kong Limited (since 2016)

•   Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016 – 2021) of

•   Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

•   all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•   Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016 – 2019) of

•   Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

•   Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•   Dimensional Fund Advisors LP

179

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•   the DFA Fund Complex

Executive Vice President (since January 2020) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

Chief Operating Officer (since December 2019) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

Vice President (since 2020) of

•   DFA Australia Limited

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors Canada ULC

•   Dimensional Fund Advisors Pte. Ltd.

•   Dimensional Ireland Limited

•   Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020 – June 2021) of

•   the DFA Fund Complex

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•   Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•   BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•   the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•   DFA Australia Limited

•   Dimensional Fund Advisors Canada ULC

•   DFA Securities LLC

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors LP

•   Dimensional Fund Advisors Ltd.

•   Dimensional Fund Advisors Pte. Ltd.

•   Dimensional Holdings Inc.

•   Dimensional Hong Kong Limited

•   Dimensional Investment LLC

Vice President (since March 2021) of

•   Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

•   Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 - 2020) and Treasurer (2003 – 2017) of

•   Lord Abbett Family of Funds

180

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•   the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•   Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•   INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) of

•   all the DFA Entities

Vice President (since 2020) of

•   Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•   Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017 – 2019) of

•   all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•   all the DFA Entities (since 2015)

•   Dimensional Fund Advisors Ltd. (since 2015)

•   Dimensional ETF Trust (since 2020)

•   DFA Australia Limited (since 2020)

•   Dimensional Fund Advisors Canada ULC (since 2020)

•   Dimensional Ireland Limited (since 2020)

Assistant Treasurer of • DFAIDG, DIG, DFAITC and DEM (since 2017) • the Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President (since January 2023) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investments LLC

•   DFA Securities LLC

Vice President (since April 2022) of

•   Dimensional Fund Advisors Canada ULC

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•   the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

•   INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•   OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•   DFAIDG, DIG, DFAITC and DEM (since 2017)

•   Dimensional ETF Trust (since 2020)

General Counsel of

•   all the DFA Entities (since 2001)

•   Dimensional Fund Advisors LP (since 2006)

•   Dimensional Holdings Inc. (since 2006)

181

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•   Dimensional Investment LLC (since 2009)

•   DFA Canada LLC (since 2009)

•   Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   DFA Securities LLC

•   Dimensional Investment LLC

Secretary of

•   Dimensional Fund Advisors LP (since 2006)

•   Dimensional Holdings Inc. (since 2006)

•   DFA Securities LLC (since 2006)

•   Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

•   DFA Australia Limited

•   Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•   Dimensional Fund Advisors Canada ULC (since 2003)

•   DFA Canada LLC (since 2009)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd (since 2014)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

•   Dimensional Hong Kong Limited

Director of

•   Dimensional Australia Limited (since 2007)

•   Dimensional Funds plc (since 2002)

•   Dimensional Funds II plc (since 2006)

•   Director of Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd. (since 2012)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

•   Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of

•   Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•   DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

•   Dimensional Fund Advisors LP (1997 – 2017)

•   Dimensional Holdings Inc. (2006 – 2017)

•   DFA Securities LLC (1997 – 2017)

•   Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

•   Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•   the DFA Fund Complex

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

•   DFA Securities LLC

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

182

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•   Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

•   DFA Australia Limited

•   Dimensional Fund Advisors Ltd.

•   Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013 – 2020) of:

•   the DFA Fund Complex

•   DFA Securities LLC

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

Formerly, Vice President (2013 – 2020) of:

•   the DFA Fund Complex

Formerly, Director (2019 – 2021) of:

•   Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•   DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•   Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

Vice President of

•   DFA Securities LLC (since 2010)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

•   DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer (since 2020) of

•   the DFA Fund Complex

Vice President (since 2016) of

•   DFA Securities LLC

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer of

•   Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan of

•   Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer (since 2020) of

•   the DFA Fund Complex

Vice President of

•   Dimensional Holdings Inc. (since 2016)

•   Dimensional Fund Advisors LP (since 2016)

•   Dimensional Investment LLC (since 2016)

•   DFA Securities LLC (since 2016)

•   Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

183

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at www.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at www.dimensional.com/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

184

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2023. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2023 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2023 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2023.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Enhanced U.S. Large Company Portfolio	100%	—	—	—	—	100%	—	—	67%	—	—	100%	—
U.S. Large Cap Equity Portfolio	31%	—	69%	—	—	100%	100%	100%	—	—	—	1%	—
U.S. Large Cap Value Portfolio	45%	—	55%	—	—	100%	100%	100%	—	—	—	—	—
U.S. Targeted Value Portfolio	30%	—	70%	—	—	100%	82%	96%	—	—	—	3%	—
U.S. Small Cap Value Portfolio	25%	—	75%	—	—	100%	75%	95%	—	—	—	4%	—
U.S. Core Equity 1 Portfolio	39%	—	61%	—	—	100%	100%	100%	—	—	—	3%	—
U.S. Core Equity 2 Portfolio	35%	—	65%	—	—	100%	100%	100%	—	—	—	3%	—
U.S. Vector Equity Portfolio	32%	—	68%	—	—	100%	100%	100%	—	—	—	3%	—
U.S. Small Cap Portfolio	25%	—	75%	—	—	100%	84%	100%	—	—	—	4%	—
U.S. Micro Cap Portfolio	23%	—	77%	—	—	100%	93%	100%	—	—	—	4%	—
U.S. High Relative Profitability Portfolio	45%	—	55%	—	—	100%	100%	100%	—	—	—	2%	—
DFA Real Estate Securities Portfolio	47%	—	53%	—	—	100%	—	1%	—	—	—	2%	—
DFA Commodity Strategy Portfolio.	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

See accompanying Notes to Financial Statements.

185

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
U.S. Large Company Portfolio	25%	—	75%	—	—	100%	100%	100%	—	—	—	1%	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

See accompanying Notes to Financial Statements.

186

DFA103123-001AD 00293580

Annual Report

Year Ended: October 31, 2023

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND

DFA Investment Dimensions Group Inc.

Large Cap International Portfolio

International Core Equity Portfolio

Global Small Company Portfolio

International Small Company Portfolio

Japanese Small Company Portfolio

Asia Pacific Small Company Portfolio

United Kingdom Small Company Portfolio

Continental Small Company Portfolio

DFA International Real Estate Securities Portfolio

DFA Global Real Estate Securities Portfolio

DFA International Small Cap Value Portfolio

International Vector Equity Portfolio

International High Relative Profitability Portfolio

World ex U.S. Value Portfolio

World ex U.S. Core Equity Portfolio

World ex U.S. Targeted Value Portfolio

World Core Equity Portfolio

Selectively Hedged Global Equity Portfolio

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio

Emerging Markets Value Portfolio

Emerging Markets Core Equity Portfolio

Emerging Markets Targeted Value Portfolio

Emerging Markets ex China Core Equity Portfolio

Dimensional Investment Group Inc.

DFA International Value Portfolio

The DFA Investment Trust Company

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

Dimensional Emerging Markets Value Fund

December 2023

Dear Shareholder,

Dimensional has been working with financial professionals for more than 40 years to deliver better results for investors. Our commitment to understanding financial professionals’ needs and building solutions informed by empirical research and ongoing innovation has helped to transform the industry toward more transparent, data-driven investments.

We use the information contained in market prices to seek better returns and manage risk. Trusting markets means we take a less subjective, more systematic approach to investing—an approach we can implement consistently around the world and across asset classes. Investor needs, economic theory, and robust data guide our investment process, from conducting research, to designing portfolios, to considering when and how to trade.

What started with the launch of our first fund in 1981 still holds true today. Every dollar invested is backed by financial science and Dimensional’s commitment to providing an outstanding investment experience. On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

TABLE OF CONTENTS

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
AUD	Australian Dollars
CAD	Canadian Dollars
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollars
SEK	Swedish Krona
SGD	Singapore Dollars

Investment Footnotes
#	Total or Partial Securities on Loan.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the current year effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets for the DFA Global Real Estate Securities Portfolio would have been $0.39, $2.11 and 3.39%, respectively had the current year effect of this estimation not been considered.
(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s) and/or Underlying Fund(s).
(C)	Non-Annualized
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero, rounded to zero, or less than $500.
SEC	Securities and Exchange Commission

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Large Cap International Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	14.00%	4.80%	3.41%

International Core Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	13.84%	4.33%	3.57%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Small Company Portfolio vs.

MSCI All Country World Small Cap Index (net dividends)

January 18, 2017-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	2.05%	5.13%	5.16%

International Small Company Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	10.58%	3.25%	3.76%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Japanese Small Company Portfolio vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	18.33%	0.63%	4.29%

Asia Pacific Small Company Portfolio vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	0.37%	1.12%	0.94%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

United Kingdom Small Company Portfolio vs.

MSCI UK Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	8.78%	0.39%	0.99%

Continental Small Company Portfolio vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	11.43%	4.54%	5.25%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Real Estate Securities Portfolio vs.

S&P Global ex U.S. REIT Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

© 2023 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-3.55%	-2.73%	-0.02%

DFA Global Real Estate Securities Portfolio vs.

S&P Global REIT Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

© 2023 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	-6.27%	0.78%	3.41%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Small Cap Value Portfolio vs.

MSCI World ex USA Small Value Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	17.80%	3.92%	3.72%

International Vector Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	14.34%	4.11%	3.55%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

International High Relative Profitability Portfolio vs.

MSCI World ex USA Index (net dividends)

May 16, 2017-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Since Inception
	13.58%	5.58%	4.24%

World ex U.S. Value Portfolio vs.

MSCI All Country World ex USA Value Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	16.53%	4.38%	2.99%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

World Ex U.S. Core Equity Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	14.01%	4.49%	3.32%

World ex U.S. Targeted Value Portfolio vs.

MSCI All Country World ex USA SMID Value Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	15.76%	4.10%	3.46%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

World Core Equity Portfolio vs.

MSCI All Country World Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	9.65%	7.45%	6.96%

Selectively Hedged Global Equity Portfolio vs.

MSCI All Country World Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	9.43%	8.04%	7.22%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	13.02%	3.01%	1.95%

Emerging Markets Small Cap Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	15.09%	6.58%	4.14%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Value Portfolio — Institutional Class vs.

MSCI Emerging Markets Value Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	15.71%	3.57%	2.22%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Core Equity Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	15.49%	4.27%	2.57%

Emerging Markets Targeted Value Portfolio vs.

MSCI Emerging Markets Index (net dividends)

November 14, 2018-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Since Inception
	15.20%	4.71%

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets ex China Core Equity Portfolio vs.

MSCI Emerging Markets ex China Index (net dividends)

November 15, 2021-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Since Inception
	14.04%	-4.67%

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

Large Cap International Portfolio

The Large Cap International Portfolio invests in developed ex U.S. large company stocks. The Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher profitability stocks within the large-cap segment of developed ex U.S. markets. As of October 31, 2023, the Portfolio held approximately 1,270 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 14.00% for the Portfolio and 12.56% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s emphasis on value stocks contributed positively to performance relative to the benchmark, as value stocks outperformed growth stocks in developed ex U.S. markets.

International Core Equity Portfolio

The International Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 5,270 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 13.84% for the Portfolio and 12.56% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With value stocks outperforming growth stocks, the Portfolio’s greater emphasis on value stocks contributed positively to performance relative to the benchmark.

Global Small Company Portfolio

The Global Small Company Portfolio is designed to capture the returns of global small company stocks by purchasing shares of seven funds (which shall be collectively referred to below as the “Underlying Funds”) managed by Dimensional that individually invest in Canada, the United States, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, the Asia Pacific region (ex-Japan), and emerging markets. The Underlying Funds generally exclude stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Underlying Funds collectively held approximately 11,010 securities in 44 eligible developed and emerging markets.

For the 12 months ended October 31, 2023, total returns were 2.05% for the Portfolio and 1.27% for the MSCI All Country World Small Cap Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as those stocks underperformed. The Underlying Funds’ exclusion of REITs also contributed positively to performance relative to the benchmark, as REITs generally underperformed.

International Small Company Portfolio

The International Small Company Portfolio invests in developed ex U.S. small company stocks by purchasing shares of five Master Funds managed by Dimensional that invest individually in Canada, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, and the Asia Pacific region (ex-Japan). The Master Funds generally exclude stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Master Funds collectively held approximately 4,270 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 10.58% for the Portfolio and 5.66% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Funds’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as these stocks underperformed. The Master Funds’ exclusion of REITs also contributed positively to performance relative to the benchmark, as REITs generally underperformed.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio invests in Japanese small company stocks by purchasing shares of the Japanese Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Master Fund held approximately 1,700 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2023, total returns were 18.33% for the Portfolio and 13.35% for the MSCI Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price also contributed positively to performance relative to the benchmark, as those stocks underperformed. The Master Funds’ exclusion of REITs also contributed positively to performance relative to the benchmark, as REITs generally underperformed.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore by purchasing shares of the Asia Pacific Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Master Fund held approximately 790 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2023, total returns were 0.37% for the Portfolio and -2.12% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, as these stocks outperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as those securities underperformed. Additionally, the Master Funds’ exclusion of REITs contributed positively to performance relative to the benchmark, as REITs generally underperformed.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio invests in small company stocks in the U.K. by purchasing shares of The United Kingdom Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Master Fund held approximately 310 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2023, total returns were 8.78% for the Portfolio and 5.16% for the MSCI United Kingdom Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as did the Master Fund’s exclusion of stocks with high asset growth, as those securities underperformed. The Master Funds’ exclusion of REITs also contributed positively to performance relative to the benchmark, as REITs generally underperformed.

Continental Small Company Portfolio

The Continental Small Company Portfolio invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel by purchasing shares of the Continental Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Master Fund held approximately 1,140 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 11.43% for the Portfolio and 8.05% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Portfolio’s benchmark. Differences in size definitions between the Master Fund and the benchmark led to weight differences between countries, which contributed positively to performance relative to the benchmark. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as did the Master Fund’s exclusion of stocks with high asset growth, as those securities underperformed for the year. Additionally, the Master Funds’ exclusion of REITs also contributed positively to performance relative to the benchmark, as REITs generally underperformed.

Global Real Estate Market Review	12 Months Ended October 31, 2023

Publicly traded global real estate investment trusts (REITs) had negative returns for the period. Global REITs underperformed U.S. equities, developed non-U.S. equities, and emerging markets equities. The U.S. REIT market, the world’s largest, had negative performance for the period and underperformed non-U.S. REITs. Among non-U.S. REIT markets, Mexico, France, and Malaysia were among the strongest performers, while Israel, Italy, and Thailand lagged. At the REIT industry level, data center REITs and health care REITs generally outperformed, while self-storage and tower REITs generally underperformed.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
Dow Jones U.S. Select REIT IndexSM	-6.25%
S&P Global ex U.S. REIT Index	-5.26%
S&P Global REIT Index	-6.53%

Source: Returns are of Standard and Poor’s (S&P) indices net of foreign withholding taxes on dividends. Copyright S&P, 2023. All rights reserved. Dow Jones and S&P have different REIT eligibility criteria which can result in performance differences across different indices representing the same region.

For Portfolios investing in non-U.S. REITs and REIT-like securities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to the Portfolios’ relative performance.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio invests in a broadly diversified portfolio of real estate securities in developed ex U.S. and emerging markets. As of October 31, 2023, the Portfolio held approximately 320 securities in 26 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were -3.55% for the Portfolio and -5.26% for the S&P Global ex US REIT Index (net dividends), the Portfolio’s benchmark. Withholding tax rate differences between the Portfolio and the benchmark contributed positively to performance relative to the benchmark as the Portfolio’s actual tax rate was lower than the assumed tax rates of the benchmark.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio invests in a broadly diversified group of real estate securities in domestic and international markets, including emerging markets. During the period covered by this report, the Portfolio’s investments included the DFA International Real Estate Securities Portfolio, the DFA Real Estate Securities Portfolio, and individual securities. As of October 31, 2023, the Portfolio held, either directly or through the underlying portfolios, approximately 450 securities in 27 eligible developed and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were -6.27% for the Portfolio and -6.53% for the S&P Global REIT Index (net dividends), the Portfolio’s benchmark. Differences in REIT eligibility between the Portfolio and the benchmark detracted from performance relative to the benchmark, most notably among tower REITs. The Portfolio includes tower REITs, which are not held by the benchmark, and these securities generally underperformed. Conversely, withholding tax rate differences between the Portfolio and the benchmark contributed positively to performance relative to the benchmark as the Portfolio’s actual tax rate was lower than the assumed tax rates of the benchmark.

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio invests in small-cap value stocks in developed ex U.S. markets, with an emphasis on those with higher profitability. The Portfolio generally excludes certain companies with high asset growth, real estate investment trusts (REITs), and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 1,930 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 17.80% for the Portfolio and 10.02% for the MSCI World ex USA Small Value Index (net dividends), the Portfolio’s benchmark. With value stocks outperforming growth stocks, the Portfolio’s focus on value stocks contributed positively to performance relative to the benchmark. The Portfolio’s exclusion of REITs also contributed positively to relative performance, as REITs generally underperformed.

International Vector Equity Portfolio

The International Vector Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio’s increased exposure to small capitalization and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in developed ex U.S. markets. Additionally, the Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 4,830 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 14.34% for the Portfolio and 12.56% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With value stocks outperforming growth stocks, the Portfolio’s greater emphasis on value stocks contributed positively to performance relative to the benchmark.

International High Relative Profitability Portfolio

The International High Relative Profitability Portfolio invests in developed ex U.S. large-cap stocks with higher profitability. The Portfolio generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher profitability within the large cap high relative profitability segment of developed ex U.S. markets. As of October 31, 2023, the Portfolio held approximately 450 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 13.58% for the Portfolio and 12.56% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s emphasis on stocks with lower relative prices within the large-cap high relative profitability segment of developed ex U.S. markets contributed positively to performance relative to the benchmark, as those stocks generally outperformed. The Portfolio’s exclusion of REITs also contributed positively to relative performance, as REITs generally underperformed.

World ex U.S. Value Portfolio

The World ex U.S. Value Portfolio is designed to capture the returns of value stocks across all market capitalizations in developed ex U.S. and emerging markets. The Portfolio may pursue its objective by holding direct securities; by purchasing shares of funds managed by Dimensional: the DFA International Value Series, the DFA International Small Cap Value Portfolio, and the Dimensional Emerging Markets Value Fund (the “Underlying Funds”); or by a combination of securities and Underlying Funds. The Underlying Funds generally exclude real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio, directly and through the Underlying Funds, held approximately 5,620 securities in 44 eligible developed ex U.S. and emerging markets.

For the 12 months ended October 31, 2023, total returns were 16.53% for the Portfolio and 15.07% for the MSCI All Country World ex USA Value Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ focus on low relative price (value) stocks contributed positively to performance relative to the benchmarks, as value stocks outperformed high relative price (growth) stocks in developed ex U.S. and emerging markets.

World ex U.S. Targeted Value Portfolio

The World ex U.S. Targeted Value Portfolio invests in small- and mid-cap value stocks in developed ex U.S. and emerging markets, with an emphasis on those with higher profitability. The Portfolio generally excludes certain companies with high asset growth, real estate investment trusts (REITs), and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 5,060 securities in 43 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 15.76% for the Portfolio and 12.82% for the MSCI All Country World ex USA SMID Value Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on value stocks contributed positively to performance relative to the benchmark, as value stocks outperformed growth stocks in developed ex U.S. and emerging markets. The Portfolio’s exclusion of REITs also contributed positively to performance relative to the benchmarks, as REITs generally underperformed.

World ex U.S. Core Equity Portfolio

The World ex U.S. Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. and emerging markets with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. Additionally, the Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 10,540 securities in 46 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 14.01% for the Portfolio and 12.07% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s emphasis on value stocks contributed positively to performance relative to the benchmark, as value stocks outperformed growth stocks in developed ex U.S. and emerging markets.

World Core Equity Portfolio

The World Core Equity Portfolio seeks long-term capital appreciation generally by investing in a combination of mutual funds managed by Dimensional. During the period covered by this report, the Portfolio’s investments included the U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the “Underlying Funds”). The Underlying Funds generally exclude real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Underlying Funds collectively held approximately 14,710 equity securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2023, total returns were 9.65% for the Portfolio and 10.50% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, as these stocks underperformed in developed markets. The Underlying Funds’ emphasis on low relative price (value) stocks also detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in the U.S.

Selectively Hedged Global Equity Portfolio

The Selectively Hedged Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional. During the period covered by this report, the Portfolio invests in the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (the “Underlying Funds”). The Underlying Funds generally exclude real estate investment trusts (REITs). The Portfolio hedges foreign currency exposure on a selective basis to capture positive forward currency premiums. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Underlying Funds collectively held approximately 14,720 securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2023, total returns were 9.43% for the Portfolio and 10.50% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, as these stocks underperformed in developed markets. The Underlying Funds’ emphasis on low relative price (value) stocks also detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in the U.S.

Emerging Markets Portfolio

The Emerging Markets Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap segment of emerging markets. As of October 31, 2023, the Master Fund held approximately 1,840 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2023, total returns were 13.02% for the Portfolio and 10.80% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets. The Master Fund’s emphasis on stocks with smaller market capitalizations also contributed positively to relative performance, as these stocks outperformed. Additionally, the Master Fund’s emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio invests in small company stocks in emerging markets by purchasing shares of The Emerging Markets Small Cap Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The Master Fund’s investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Master Fund held approximately 4,830 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2023, total returns were 15.09% for the Portfolio and 10.80% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets, the Master Fund’s inclusion of stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Value Portfolio

The Emerging Markets Value Portfolio invests in value stocks of large and small companies in emerging markets by purchasing shares of the Dimensional Emerging Markets Value Fund, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the value segment of emerging markets. As of October 31, 2023, the Master Fund held approximately 3,230 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2023, total returns were 15.71% for the Portfolio, 13.43% for the MSCI Emerging Markets Value Index (net dividends) and 10.80% for the MSCI Emerging Markets Index (net dividends). The Master Fund’s focus on value stocks contributed positively to performance relative to the benchmarks, as value stocks outperformed growth stocks in emerging markets. With small-cap stocks outperforming large-cap stocks in emerging markets, the Master Fund’s inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmarks, which are composed primarily of large- and mid-cap stocks. Additionally, the Master Fund’s emphasis on stocks with higher profitability contributed positively to performance relative to the benchmarks, as these stocks generally outperformed.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 6,780 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 15.49% for the Portfolio and 10.80% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With value stocks outperforming growth stocks, the Portfolio’s greater emphasis on value stocks contributed positively to performance relative to the benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets, the Portfolio’s inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. Additionally, the Portfolio’s emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

Emerging Markets Targeted Value Portfolio

The Emerging Markets Targeted Value Portfolio invests in value stocks of small- and mid-cap companies in emerging markets. The Portfolio generally excludes certain companies with high asset growth, real estate investment trusts (REITs), and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the small- and mid-cap value segment of emerging markets. The Portfolio generally excludes certain companies with high asset growth, real estate investment trusts (REITs), and highly regulated utilities. As of October 31, 2023, the Portfolio held approximately 3,190 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 15.20% for the Portfolio and 10.80% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on value stocks contributed positively to performance relative to the style-neutral benchmark, as value stocks outperformed growth stocks in emerging markets. With small-cap stocks outperforming large-cap stocks in emerging markets, the Portfolio’s inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets ex China Core Equity Portfolio

The Emerging Markets ex China Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, excluding China, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Portfolio held approximately 4,060 securities in 23 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2023, total returns were 14.04% for the Portfolio and 7.03% for the MSCI Emerging Markets ex China Index (net dividends), the Portfolio’s benchmark. With value stocks outperforming growth stocks, the Portfolio’s greater emphasis on value stocks contributed positively to performance relative to the benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets, the Portfolio’s inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. Additionally, the Portfolio’s emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLES

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Large Cap International Portfolio
Actual Fund Return	$1,000.00	$931.90	0.17%	$0.83
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

International Core Equity Portfolio
Actual Fund Return	$1,000.00	$932.10	0.23%	$1.12
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Global Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$953.20	0.42%	$2.07
Hypothetical 5% Annual Return	$1,000.00	$1,023.09	0.42%	$2.14

International Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$915.20	0.39%	$1.88
Hypothetical 5% Annual Return	$1,000.00	$1,023.24	0.39%	$1.99

Japanese Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$987.30	0.40%	$2.00
Hypothetical 5% Annual Return	$1,000.00	$1,023.19	0.40%	$2.04

Asia Pacific Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$882.80	0.40%	$1.90
Hypothetical 5% Annual Return	$1,000.00	$1,023.19	0.40%	$2.04

United Kingdom Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$868.70	0.51%	$2.40
Hypothetical 5% Annual Return	$1,000.00	$1,022.64	0.51%	$2.60

Continental Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$886.90	0.39%	$1.85
Hypothetical 5% Annual Return	$1,000.00	$1,023.24	0.39%	$1.99

DFA International Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$857.90	0.26%	$1.22
Hypothetical 5% Annual Return	$1,000.00	$1,023.90	0.26%	$1.33

DFA Global Real Estate Securities Portfolio (4)
Actual Fund Return	$1,000.00	$882.20	0.23%	$1.09
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17

DFA International Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$956.40	0.43%	$2.12
Hypothetical 5% Annual Return	$1,000.00	$1,023.04	0.43%	$2.19

International Vector Equity Portfolio
Actual Fund Return	$1,000.00	$934.90	0.34%	$1.66
Hypothetical 5% Annual Return	$1,000.00	$1,023.49	0.34%	$1.73

International High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$931.20	0.30%	$1.46
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
World ex U.S. Value Portfolio (2)
Actual Fund Return	$1,000.00	$967.50	0.36%	$1.79
Hypothetical 5% Annual Return	$1,000.00	$1,023.39	0.36%	$1.84

World ex U.S. Core Equity Portfolio
Actual Fund Return	$1,000.00	$945.10	0.30%	$1.47
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53

World ex U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$955.80	0.48%	$2.37
Hypothetical 5% Annual Return	$1,000.00	$1,022.79	0.48%	$2.45

World Core Equity Portfolio (2)
Actual Fund Return	$1,000.00	$979.90	0.27%	$1.35
Hypothetical 5% Annual Return	$1,000.00	$1,023.84	0.27%	$1.38

Selectively Hedged Global Equity Portfolio (2)
Actual Fund Return	$1,000.00	$990.70	0.32%	$1.61
Hypothetical 5% Annual Return	$1,000.00	$1,023.59	0.32%	$1.63

Emerging Markets Portfolio (3)
Actual Fund Return	$1,000.00	$963.70	0.35%	$1.73
Hypothetical 5% Annual Return	$1,000.00	$1,023.44	0.35%	$1.79

Emerging Markets Small Cap Portfolio (3)
Actual Fund Return	$1,000.00	$989.60	0.59%	$2.96
Hypothetical 5% Annual Return	$1,000.00	$1,022.23	0.59%	$3.01

Emerging Markets Value Portfolio (3)
Actual Fund Return	$1,000.00	$985.10	0.44%	$2.20
Hypothetical 5% Annual Return	$1,000.00	$1,022.99	0.44%	$2.24

Emerging Markets Core Equity Portfolio
Actual Fund Return	$1,000.00	$976.70	0.39%	$1.94
Hypothetical 5% Annual Return	$1,000.00	$1,023.24	0.39%	$1.99

Emerging Markets Targeted Value Portfolio
Actual Fund Return	$1,000.00	$990.40	0.66%	$3.31
Hypothetical 5% Annual Return	$1,000.00	$1,021.88	0.66%	$3.36

Emerging Markets ex China Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,017.60	0.42%	$2.14

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Hypothetical 5% Annual Return	$1,000.00	$1,023.09	0.42%	$2.14

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

(3)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

(4)

The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund’s portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2023 They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
Emerging Markets Value Portfolio	100.0%

FUNDS OF FUNDS

Affiliated Investment Companies
Global Small Company Portfolio	100.0%
International Small Company Portfolio	100.0%
World ex U.S. Value Portfolio	100.0%
World Core Equity Portfolio	100.0%
Selectively Hedged Global Equity Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

INTERNATIONAL EQUITY PORTFOLIOS

Large Cap International Portfolio
Communication Services	4.7%
Consumer Discretionary	12.0%
Consumer Staples	9.0%
Energy	8.2%
Financials	18.6%
Health Care	10.3%
Industrials	16.1%
Information Technology	7.1%
Materials	9.5%
Real Estate	1.4%
Utilities	3.1%

100.0%

International Core Equity Portfolio
Communication Services	4.8%
Consumer Discretionary	12.6%
Consumer Staples	7.5%
Energy	8.7%
Financials	17.5%
Health Care	7.2%
Industrials	18.3%
Information Technology	6.9%
Materials	11.5%
Real Estate	2.1%
Utilities	2.9%

100.0%

DFA International Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

DFA Global Real Estate Securities Portfolio
Affiliated Investment Companies	30.9%
Real Estate	69.1%

100.0%

DFA International Small Cap Value Portfolio
Communication Services	2.3%
Consumer Discretionary	11.4%
Consumer Staples	5.1%
Energy	8.5%
Financials	22.6%
Health Care	2.0%
Industrials	22.0%
Information Technology	3.6%
Materials	18.6%
Real Estate	3.2%
Utilities	0.7%

100.0%

International Vector Equity Portfolio
Communication Services	4.5%
Consumer Discretionary	12.0%
Consumer Staples	6.4%
Energy	8.6%
Financials	20.0%
Health Care	5.3%
Industrials	19.2%
Information Technology	6.2%
Materials	13.3%
Real Estate	2.3%
Utilities	2.2%

100.0%

International High Relative Profitability Portfolio
Communication Services	7.2%
Consumer Discretionary	16.3%
Consumer Staples	11.3%
Energy	11.3%
Financials	4.8%
Health Care	11.9%
Industrials	16.7%
Information Technology	10.2%
Materials	8.4%
Real Estate	0.5%
Utilities	1.4%

100.0%

World ex U.S. Core Equity Portfolio
Communication Services	5.0%
Consumer Discretionary	12.3%
Consumer Staples	7.1%
Energy	7.7%
Financials	17.2%
Health Care	6.9%
Industrials	15.8%
Information Technology	10.9%
Materials	11.6%
Real Estate	2.5%
Utilities	3.0%

100.0%

World ex U.S. Targeted Value Portfolio
Communication Services	3.2%
Consumer Discretionary	11.8%
Consumer Staples	5.5%
Energy	5.8%
Financials	18.0%
Health Care	4.4%
Industrials	20.1%
Information Technology	6.5%
Materials	18.0%
Real Estate	4.2%
Utilities	2.5%

100.0%

Emerging Markets Core Equity Portfolio
Communication Services	7.4%
Consumer Discretionary	11.9%
Consumer Staples	6.3%
Energy	5.4%
Financials	17.8%
Health Care	4.7%
Industrials	9.8%
Information Technology	19.7%
Materials	11.3%
Real Estate	2.7%
Utilities	3.0%

100.0%

Emerging Markets Targeted Value Portfolio
Communication Services	3.6%
Consumer Discretionary	10.8%
Consumer Staples	5.8%
Energy	3.5%
Financials	17.1%
Health Care	6.4%
Industrials	14.9%
Information Technology	13.7%
Materials	15.7%
Real Estate	6.1%
Utilities	2.4%

100.0%

Emerging Markets ex China Core Equity Portfolio
Communication Services	4.8%
Consumer Discretionary	9.0%
Consumer Staples	6.3%
Energy	5.5%
Financials	20.1%
Health Care	4.1%
Industrials	10.2%
Information Technology	23.1%
Materials	11.8%
Real Estate	2.4%
Utilities	2.7%

100.0%

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value	Percentage of Net Assets
COMMON STOCKS — (95.5%)
AUSTRALIA — (6.0%)
BHP Group Ltd., Class DI	697,375	$19,740,922	0.4%
# BHP Group Ltd., Sponsored ADR	298,208	17,015,748	0.3%
Commonwealth Bank of Australia	368,188	22,649,397	0.5%
Other Securities		256,856,685	5.0%

TOTAL AUSTRALIA		316,262,752	6.2%

AUSTRIA — (0.2%)
Other Securities		9,441,672	0.2%

BELGIUM — (0.9%)
Other Securities		47,554,821	0.9%

CANADA — (10.2%)
# Canadian Natural Resources Ltd.	352,595	22,400,360	0.4%
# Royal Bank of Canada	215,717	17,229,360	0.3%
Royal Bank of Canada	206,240	16,474,451	0.3%
Suncor Energy, Inc.	535,689	17,356,324	0.3%
# Toronto-Dominion Bank	286,785	16,014,074	0.3%
Other Securities		447,055,111	8.9%

TOTAL CANADA		536,529,680	10.5%

DENMARK — (3.1%)
Novo Nordisk AS, Class B	923,030	89,050,433	1.7%
# Novo Nordisk AS, Sponsored ADR	91,174	8,804,673	0.2%
Other Securities		62,317,950	1.2%

TOTAL DENMARK		160,173,056	3.1%

FINLAND — (1.0%)
Other Securities		52,738,172	1.0%

FRANCE — (9.9%)
Air Liquide SA	111,890	19,172,593	0.4%
Airbus SE	166,531	22,327,835	0.4%
Hermes International SCA	9,337	17,421,208	0.3%
L’Oreal SA	60,975	25,629,649	0.5%
LVMH Moet Hennessy Louis Vuitton SE	80,391	57,554,356	1.1%
Orange SA	1,475,342	17,353,034	0.3%
Sanofi SA	216,767	19,683,795	0.4%
Schneider Electric SE	111,591	17,169,090	0.3%
TotalEnergies SE	937,065	62,649,817	1.2%
# TotalEnergies SE, Sponsored ADR	18,895	1,258,407	0.0%
Vinci SA	140,071	15,488,269	0.3%
Other Securities		243,800,984	5.0%

TOTAL FRANCE		519,509,037	10.2%

GERMANY — (6.6%)
Allianz SE	95,388	22,343,923	0.4%
Bayer AG	362,228	15,651,350	0.3%
Deutsche Telekom AG	1,271,712	27,600,810	0.5%
Mercedes-Benz Group AG	341,297	20,079,953	0.4%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value	Percentage of Net Assets
GERMANY — (Continued)
SAP SE	154,573	$20,733,236	0.4%
Siemens AG	185,650	24,635,541	0.5%
Other Securities		214,131,916	4.3%

TOTAL GERMANY		345,176,729	6.8%

HONG KONG — (1.8%)
AIA Group Ltd.	3,249,000	28,213,675	0.6%
Other Securities		67,519,828	1.3%

TOTAL HONG KONG		95,733,503	1.9%

IRELAND — (0.5%)
Other Securities		28,251,351	0.6%

ISRAEL — (0.5%)
Other Securities		27,051,117	0.5%

ITALY — (2.2%)
Stellantis NV	852,765	15,931,649	0.3%
Other Securities		100,499,915	2.0%

TOTAL ITALY		116,431,564	2.3%

JAPAN — (21.2%)
Hitachi Ltd.	278,815	17,673,129	0.4%
Keyence Corp.	45,204	17,499,302	0.4%
Shin-Etsu Chemical Co. Ltd.	533,500	15,953,446	0.3%
Sony Group Corp.	371,800	30,911,023	0.6%
Tokyo Electron Ltd.	131,100	17,323,246	0.3%
Toyota Motor Corp.	2,420,615	42,345,607	0.8%
Other Securities		972,975,012	19.0%

TOTAL JAPAN		1,114,680,765	21.8%

NETHERLANDS — (3.6%)
ASML Holding NV	30,871	18,557,036	0.4%
ASML Holding NV	82,305	49,285,057	1.0%
Other Securities		122,396,380	2.3%

TOTAL NETHERLANDS		190,238,473	3.7%

NEW ZEALAND — (0.3%)
Other Securities		15,537,173	0.3%

NORWAY — (0.8%)
Other Securities		42,450,028	0.8%

PORTUGAL — (0.2%)
Other Securitiesı		12,843,354	0.3%

SINGAPORE — (1.0%)
Other Securities		51,706,495	1.0%

SPAIN — (2.3%)
Other Securities		119,642,753	2.3%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value	Percentage of Net Assets
SWEDEN — (2.5%)
Other Securities		$129,064,655	2.5%

SWITZERLAND — (7.6%)
ABB Ltd.	504,168	16,938,889	0.3%
Nestle SA	702,768	75,785,606	1.5%
Novartis AG	340,245	31,853,586	0.6%
Novartis AG, Sponsored ADR	195,278	18,274,115	0.4%
Roche Holding AG	8,301	2,262,114	0.1%
Roche Holding AG	205,381	52,928,648	1.0%
Zurich Insurance Group AG	33,513	15,918,425	0.3%
Other Securities		187,480,795	3.6%

TOTAL SWITZERLAND		401,442,178	7.8%

UNITED KINGDOM — (12.6%)
AstraZeneca PLC	126,555	15,845,143	0.3%
AstraZeneca PLC, Sponsored ADR	495,669	31,341,151	0.6%
BP PLC, Sponsored ADR	765,146	27,989,059	0.5%
# Diageo PLC, Sponsored ADR	105,239	16,154,186	0.3%
Glencore PLC	3,900,960	20,662,696	0.4%
# HSBC Holdings PLC, Sponsored ADR	551,216	20,025,677	0.4%
Shell PLC	36,838	1,187,156	0.0%
# Shell PLC, ADR	1,043,088	67,946,752	1.3%
# Unilever PLC, Sponsored ADR	334,884	15,856,757	0.3%
Other Securities		444,351,007	8.8%

TOTAL UNITED KINGDOM		661,359,584	12.9%

UNITED STATES — (0.5%)
CRH PLC	303,700	16,269,209	0.3%
Other Securities		10,220,492	0.2%

TOTAL UNITED STATES		26,489,701	0.5%

TOTAL COMMON STOCKS		5,020,308,613	98.1%

PREFERRED STOCKS — (0.4%)

GERMANY — (0.4%)
Other Securities		21,929,678	0.4%

TOTAL INVESTMENT SECURITIES (Cost $3,791,649,286)		5,042,238,291

		Value†
SECURITIES LENDING COLLATERAL — (4.1%)
@§ The DFA Short Term Investment Fund	18,843,578	217,963,662	4.3%

TOTAL INVESTMENTS—(100.0%) (Cost $4,009,616,032)		$5,260,201,953	102.8%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

As of October 31, 2023, Large Cap International Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	224	12/15/23	$49,320,507	$47,177,200	$(2,143,307)

Total Futures Contracts			$49,320,507	$47,177,200	$(2,143,307)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$18,577,262	$297,685,490	—	$316,262,752
Austria	—	9,441,672	—	9,441,672
Belgium	793,104	46,761,717	—	47,554,821
Canada	534,241,585	2,288,095	—	536,529,680
Denmark	8,804,673	151,368,383	—	160,173,056
Finland	1,232,309	51,505,863	—	52,738,172
France	3,276,642	516,232,395	—	519,509,037
Germany	11,421,412	333,755,317	—	345,176,729
Hong Kong	—	95,733,503	—	95,733,503
Ireland	—	28,251,351	—	28,251,351
Israel	3,878,019	23,173,098	—	27,051,117
Italy	1,419,628	115,011,936	—	116,431,564
Japan	20,422,882	1,094,257,883	—	1,114,680,765
Netherlands	59,734,744	130,503,729	—	190,238,473
New Zealand	—	15,537,173	—	15,537,173
Norway	669,246	41,780,782	—	42,450,028
Portugal	—	12,843,354	—	12,843,354
Singapore	—	51,706,495	—	51,706,495
Spain	6,260,233	113,382,520	—	119,642,753
Sweden	—	129,064,655	—	129,064,655
Switzerland	47,261,261	354,180,917	—	401,442,178
United Kingdom	225,985,321	435,374,263	—	661,359,584
United States	21,927,270	4,562,431	—	26,489,701
Preferred Stocks
Germany	—	21,929,678	—	21,929,678
Securities Lending Collateral	—	217,963,662	—	217,963,662
Futures Contracts**	(2,143,307)	—	—	(2,143,307)

TOTAL	$963,762,284	$4,294,296,362	—	$5,258,058,646

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (6.3%)
BHP Group Ltd., Class DI	4,030,666	$114,097,957	0.4%
# BHP Group Ltd., Sponsored ADR	1,271,993	72,579,921	0.3%
Commonwealth Bank of Australia	925,486	56,932,055	0.2%
Woodside Energy Group Ltd.	2,589,891	56,407,288	0.2%
Other Securities		1,469,511,813	5.4%

TOTAL AUSTRALIA		1,769,529,034	6.5%

AUSTRIA — (0.5%)
Other Securities		138,584,333	0.5%

BELGIUM — (1.1%)
Other Securities		313,060,111	1.2%

CANADA — (10.4%)
# Bank of Montreal	775,898	58,619,094	0.2%
# Canadian Natural Resources Ltd.	1,628,940	103,486,558	0.4%
Royal Bank of Canada	1,205,863	96,324,336	0.4%
Suncor Energy, Inc.	2,861,278	92,705,407	0.4%
Other Securities		2,551,603,202	9.2%

TOTAL CANADA		2,902,738,597	10.6%

CAYMAN ISLANDS — (0.0%)
Other Security		37,677	0.0%

CHINA — (0.0%)
Other Securities		12,128,593	0.1%

DENMARK — (2.8%)
Novo Nordisk AS, Class B	1,773,052	171,057,332	0.6%
# Novo Nordisk AS, Sponsored ADR	1,177,766	113,736,863	0.4%
Other Securities		490,786,570	1.8%

TOTAL DENMARK		775,580,765	2.8%

FINLAND — (1.4%)
Other Securities		393,200,489	1.4%

FRANCE — (8.1%)
Capgemini SE	373,745	66,051,513	0.2%
L’Oreal SA	157,365	66,145,302	0.3%
LVMH Moet Hennessy Louis Vuitton SE	247,349	177,084,653	0.7%
Orange SA	7,245,203	85,218,380	0.3%
TotalEnergies SE	4,052,320	270,927,956	1.0%
# TotalEnergies SE, Sponsored ADR	215,223	14,333,852	0.1%
Vinci SA	533,897	59,035,350	0.2%
Other Securities		1,525,643,446	5.5%

TOTAL FRANCE		2,264,440,452	8.3%

GERMANY — (6.3%)
Allianz SE	264,267	61,902,560	0.2%
Bayer AG	1,569,802	67,828,881	0.3%
Deutsche Post AG	1,499,206	58,534,238	0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Deutsche Telekom AG	6,030,773	$130,889,872	0.5%
Mercedes-Benz Group AG	1,670,941	98,308,562	0.4%
Siemens AG	498,522	66,153,296	0.3%
Other Securities		1,269,731,439	4.5%

TOTAL GERMANY		1,753,348,848	6.4%

HONG KONG — (1.9%)
AIA Group Ltd.	11,564,600	100,424,706	0.4%
Other Securities		446,545,597	1.6%

TOTAL HONG KONG		546,970,303	2.0%

IRELAND — (0.6%)
Other Securities		165,618,167	0.6%

ISRAEL — (0.7%)
Other Securities		196,113,177	0.7%

ITALY — (2.8%)
Eni SpA	4,294,094	70,198,411	0.3%
Stellantis NV	5,877,017	109,796,450	0.4%
Other Securities		609,495,558	2.2%

TOTAL ITALY		789,490,419	2.9%

JAPAN — (22.5%)
Hitachi Ltd.	1,198,785	75,986,879	0.3%
# ITOCHU Corp.	1,563,900	56,333,280	0.2%
KDDI Corp.	2,227,400	66,632,058	0.3%
Mitsubishi UFJ Financial Group, Inc.	7,907,300	66,335,503	0.3%
Sony Group Corp.	1,128,800	93,847,129	0.4%
Toyota Motor Corp.	7,465,770	130,604,233	0.5%
Other Securities		5,815,908,699	21.0%

TOTAL JAPAN		6,305,647,781	23.0%

NETHERLANDS — (3.0%)
# ASML Holding NV	126,227	75,877,630	0.3%
ASML Holding NV	180,734	108,225,327	0.4%
Koninklijke Ahold Delhaize NV	2,123,122	62,869,437	0.2%
Other Securities		603,847,055	2.2%

TOTAL NETHERLANDS		850,819,449	3.1%

NEW ZEALAND — (0.3%)
Other Securities		83,000,314	0.3%

NORWAY — (0.9%)
Other Securities		242,131,060	0.9%

PORTUGAL — (0.3%)
Other Securities		84,825,003	0.3%

SINGAPORE — (1.0%)
Other Securities		284,992,159	1.0%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (2.4%)
# Banco Santander SA	16,149,187	$59,395,633	0.2%
Repsol SA	4,909,248	71,881,932	0.3%
Telefonica SA	15,385,994	59,430,500	0.2%
Other Securities		477,791,956	1.7%

TOTAL SPAIN		668,500,021	2.4%

SWEDEN — (2.5%)
Volvo AB, Class B	2,958,974	58,632,631	0.2%
Other Securities		635,154,989	2.3%

TOTAL SWEDEN		693,787,620	2.5%

SWITZERLAND — (7.4%)
ABB Ltd.	1,748,784	58,755,134	0.2%
Nestle SA	2,370,731	255,656,610	0.9%
Novartis AG, Sponsored ADR	1,622,126	151,798,551	0.6%
Roche Holding AG	627,570	161,730,790	0.6%
Zurich Insurance Group AG	125,316	59,524,164	0.2%
Other Securities		1,392,349,108	5.1%

TOTAL SWITZERLAND		2,079,814,357	7.6%

UNITED KINGDOM — (12.2%)
AstraZeneca PLC, Sponsored ADR	1,493,548	94,437,040	0.4%
BP PLC	10,974,429	67,010,003	0.3%
BP PLC, Sponsored ADR	3,571,720	130,653,518	0.5%
Glencore PLC	18,999,963	100,639,456	0.4%
# HSBC Holdings PLC, Sponsored ADR	3,009,227	109,325,217	0.4%
Shell PLC	1,472,115	47,441,592	0.2%
Shell PLC, ADR	4,623,215	301,156,225	1.1%
Other Securities		2,583,687,697	9.3%

TOTAL UNITED KINGDOM		3,434,350,748	12.6%

UNITED STATES — (0.5%)
# CRH PLC	1,705,978	91,389,241	0.3%
Other Securities		43,390,019	0.2%

TOTAL UNITED STATES		134,779,260	0.5%

TOTAL COMMON STOCKS		26,883,488,737	98.2%

PREFERRED STOCKS — (0.5%)

GERMANY — (0.5%)
Other Securities		123,674,912	0.5%

RIGHTS/WARRANTS — (0.0%)

AUSTRALIA — (0.0%)
Other Securities		206	0.0%

FINLAND — (0.0%)
Other Security		1,555,295	0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (0.0%)
Other Security		$256,855	0.0%

TOTAL RIGHTS/WARRANTS		1,812,356	0.0%

TOTAL INVESTMENT SECURITIES (Cost $23,867,276,334)		27,008,976,005

		Value†
SECURITIES LENDING COLLATERAL — (3.6%)
@§ The DFA Short Term Investment Fund	87,571,605	1,012,940,757	3.7%

TOTAL INVESTMENTS—(100.0%) (Cost $24,880,218,461)		$28,021,916,762	102.4%

As of October 31, 2023, International Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	976	12/15/23	$218,737,430	$205,557,800	$(13,179,630)

Total Futures Contracts			$218,737,430	$205,557,800	$(13,179,630)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$89,158,794	$1,680,108,338	$261,902	$1,769,529,034
Austria	659,255	137,925,078	—	138,584,333
Belgium	6,259,001	306,801,110	—	313,060,111
Canada	2,894,290,846	8,447,751	—	2,902,738,597
Cayman Islands	—	37,677	—	37,677
China	11,179,099	949,494	—	12,128,593
Denmark	113,736,863	661,843,902	—	775,580,765
Finland	9,791,083	383,409,406	—	393,200,489
France	28,416,583	2,236,023,869	—	2,264,440,452
Germany	36,034,843	1,717,314,005	—	1,753,348,848
Hong Kong	401,795	546,426,590	141,918	546,970,303
Ireland	—	165,618,167	—	165,618,167
Israel	14,231,944	181,881,233	—	196,113,177
Italy	6,689,605	782,800,814	—	789,490,419
Japan	108,895,333	6,196,752,448	—	6,305,647,781
Netherlands	163,565,570	687,253,879	—	850,819,449
New Zealand	215,172	82,785,142	—	83,000,314
Norway	1,463,717	240,667,343	—	242,131,060
Portugal	303,204	84,521,799	—	84,825,003
Singapore	7,447	284,677,530	307,182	284,992,159
Spain	15,523,988	652,976,033	—	668,500,021
Sweden	244,838	693,542,782	—	693,787,620

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Switzerland	$212,078,595	$1,867,735,762	—	$2,079,814,357
United Kingdom	832,415,293	2,601,760,587	$174,868	3,434,350,748
United States	107,106,754	27,672,506	—	134,779,260
Preferred Stocks
Germany	—	123,674,912	—	123,674,912
Rights/Warrants
Australia	—	206	—	206
Finland	—	1,555,295	—	1,555,295
Spain	—	256,855	—	256,855
Securities Lending Collateral	—	1,012,940,757	—	1,012,940,757
Futures Contracts**	(13,179,630)	—	—	(13,179,630)

TOTAL	$4,639,489,992	$23,368,361,270	$885,870^	$28,008,737,132

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

GLOBAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Small Cap Portfolio of DFA Investment Dimensions Group Inc	1,191,641	$44,650,794
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company		8,574,556
Investment in The Continental Small Company Series of The DFA Investment Trust Company		8,290,138
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		5,096,241
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		2,760,151
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		2,265,014
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		2,179,541

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $69,951,228)		$73,816,435

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$73,816,435	—	—	$73,816,435

TOTAL	$73,816,435	—	—	$73,816,435

See accompanying Notes to Financial Statements.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.1%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company		$3,976,364,881
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		2,567,386,625
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,230,454,755
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		1,137,353,537
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		1,036,712,569

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		$9,948,272,367

Shares
TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 5.300% (Cost $92,141,919)	92,141,919	92,141,919

TOTAL INVESTMENTS — (100.0%) (Cost $9,995,982,568)		$10,040,414,286

As of October 31, 2023, International Small Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	431	12/15/23	$92,441,950	$90,773,988	$(1,667,962)

Total Futures Contracts			$92,441,950	$90,773,988	$(1,667,962)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$9,948,272,367	—	—	$9,948,272,367
Temporary Cash Investments	92,141,919	—	—	92,141,919
Futures Contracts**	(1,667,962)	—	—	(1,667,962)

TOTAL	$10,038,746,324	—	—	$10,038,746,324

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

JAPANESE SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$248,690,093

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$248,690,093

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

ASIA PACIFIC SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$163,248,753

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$163,248,753

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$18,698,045

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$18,698,045

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

CONTINENTAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$657,058,163

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$657,058,163

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.4%)
AUSTRALIA — (19.2%)
Charter Hall Group	4,539,726	$25,149,986	0.7%
Dexus	10,232,914	42,263,842	1.2%
Goodman Group	16,652,086	220,338,662	6.3%
GPT Group	18,275,188	42,175,999	1.2%
Mirvac Group	37,491,944	43,500,151	1.2%
Scentre Group	49,912,659	77,324,241	2.2%
Stockland	22,823,875	51,512,137	1.5%
Vicinity Ltd.	36,942,552	40,013,620	1.1%
Other Securities		140,684,445	4.0%

TOTAL AUSTRALIA		682,963,083	19.4%

BELGIUM — (3.5%)
Aedifica SA	459,057	25,044,103	0.7%
Cofinimmo SA	334,049	20,772,985	0.6%
Warehouses De Pauw CVA	1,615,120	39,962,118	1.1%
Other Securities		39,162,446	1.2%

TOTAL BELGIUM		124,941,652	3.6%

CANADA — (4.8%)
# Canadian Apartment Properties REIT	810,188	23,848,476	0.7%
Other Securities		147,400,328	4.2%

TOTAL CANADA		171,248,804	4.9%

CHINA — (0.1%)
Other Securities		4,364,616	0.1%

FRANCE — (5.7%)
Covivio SA	458,957	19,668,316	0.6%
Gecina SA	415,069	40,755,974	1.2%
Klepierre SA	1,926,549	46,783,891	1.3%
#* Unibail-Rodamco-Westfield	920,694	45,619,640	1.3%
#* Unibail-Rodamco-Westfield, CDI	6,428,164	15,444,278	0.4%
Other Securities		32,866,218	0.9%

TOTAL FRANCE		201,138,317	5.7%

GERMANY — (0.2%)
Other Security		6,105,168	0.2%

HONG KONG — (3.8%)
Link REIT	24,527,821	112,561,593	3.2%
Other Securities		23,083,972	0.7%

TOTAL HONG KONG		135,645,565	3.9%

INDIA — (0.0%)
Other Securities		351,325	0.0%

IRELAND — (0.1%)
Other Security		4,867,291	0.1%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	ITALY — (0.0%)
	Other Security		$1,318,360	0.0%

	JAPAN — (25.7%)
	Advance Residence Investment Corp.	12,919	28,088,528	0.8%
#	Daiwa House REIT Investment Corp.	21,472	38,000,017	1.1%
	GLP J-Reit	45,767	40,991,534	1.2%
	Invincible Investment Corp.	59,700	22,960,640	0.6%
	Japan Hotel REIT Investment Corp.	43,288	19,680,167	0.6%
	Japan Metropolitan Fund Invest	69,267	44,701,234	1.3%
	Japan Prime Realty Investment Corp.	8,443	19,775,995	0.6%
#	Japan Real Estate Investment Corp.	12,424	46,146,730	1.3%
	Nippon Accommodations Fund, Inc.	4,991	20,107,729	0.6%
	Nippon Building Fund, Inc.	15,036	60,413,649	1.7%
	Nippon Prologis REIT, Inc.	22,394	39,847,331	1.1%
	Nomura Real Estate Master Fund, Inc.	41,738	46,056,135	1.3%
#	Orix JREIT, Inc.	26,195	30,104,919	0.9%
#	Sekisui House Reit, Inc.	41,463	21,837,547	0.6%
	United Urban Investment Corp.	28,635	28,868,908	0.8%
	Other Securities		402,819,128	11.4%

	TOTAL JAPAN		910,400,191	25.9%

	MALAYSIA — (0.6%)
	Other Securities		19,768,695	0.6%

	MEXICO — (3.0%)
Ω	FIBRA Macquarie Mexico	12,529,336	19,278,040	0.5%
	Fibra Uno Administracion SA de CV	30,033,624	45,660,970	1.3%
	Other Securities		40,145,403	1.2%

	TOTAL MEXICO		105,084,413	3.0%

	NETHERLANDS — (0.7%)
	Other Securities		24,219,976	0.7%

	NEW ZEALAND — (1.4%)
	Other Securities		50,613,739	1.4%

	PHILIPPINES — (0.0%)
	Other Security		16,177	0.0%

	SAUDI ARABIA — (0.0%)
	Other Securities		719,557	0.0%

	SINGAPORE — (11.2%)
	CapitaLand Ascendas REIT	34,533,080	65,614,365	1.9%
	CapitaLand Integrated Commercial Trust	52,886,611	67,970,893	1.9%
	Frasers Logistics & Commercial Trust	29,728,732	22,582,155	0.6%
	Mapletree Industrial Trust	20,652,558	32,463,788	0.9%
	Mapletree Logistics Trust	33,855,047	36,355,199	1.0%
#	Mapletree Pan Asia Commercial Trust	23,384,506	22,727,523	0.7%
	Other Securities		151,376,548	4.4%

	TOTAL SINGAPORE		399,090,471	11.4%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH AFRICA — (1.7%)
Other Securities		$58,553,339	1.7%

SOUTH KOREA — (0.3%)
Other Securities		10,307,940	0.3%

SPAIN — (1.3%)
Merlin Properties Socimi SA	3,223,898	26,880,164	0.8%
Other Securities		20,089,576	0.5%

TOTAL SPAIN		46,969,740	1.3%

TAIWAN — (0.4%)
Other Securities		13,567,649	0.4%

THAILAND — (0.0%)
Other Securities		290,901	0.0%

TURKEY — (0.5%)
Other Securities		15,671,016	0.4%

UNITED KINGDOM — (13.2%)
Big Yellow Group PLC	1,804,080	20,981,600	0.6%
British Land Co. PLC	8,612,052	31,221,063	0.9%
Derwent London PLC	968,337	21,520,303	0.6%
Land Securities Group PLC	6,916,338	47,941,990	1.4%
LondonMetric Property PLC	10,298,484	20,752,958	0.6%
Segro PLC	11,639,873	101,175,392	2.9%
# Shaftesbury Capital PLC	15,223,250	19,298,426	0.6%
Tritax Big Box REIT PLC	19,322,752	32,170,791	0.9%
UNITE Group PLC	3,552,659	37,596,067	1.1%
Other Securities		135,365,555	3.7%

TOTAL UNITED KINGDOM		468,024,145	13.3%

TOTAL COMMON STOCKS (Cost $4,290,932,722)		3,456,242,130	98.3%

		Value†
SECURITIES LENDING COLLATERAL — (2.6%)
@§ The DFA Short Term Investment Fund	8,122,173	93,949,172	2.7%

TOTAL INVESTMENTS—(100.0%) (Cost $4,384,882,641)		$3,550,191,302	101.0%

As of October 31, 2023, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	128	12/15/23	$27,954,649	$26,958,400	$(996,249)

Total Futures Contracts			$27,954,649	$26,958,400	$(996,249)

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,878,032	$680,085,051	—	$682,963,083
Belgium	—	124,941,652	—	124,941,652
Canada	171,248,804	—	—	171,248,804
China	—	4,364,616	—	4,364,616
France	—	201,138,317	—	201,138,317
Germany	—	6,105,168	—	6,105,168
Hong Kong	—	135,645,565	—	135,645,565
India	—	351,325	—	351,325
Ireland	—	4,867,291	—	4,867,291
Italy	—	1,318,360	—	1,318,360
Japan	—	910,400,191	—	910,400,191
Malaysia	—	19,768,695	—	19,768,695
Mexico	105,084,413	—	—	105,084,413
Netherlands	—	24,219,976	—	24,219,976
New Zealand	—	50,613,739	—	50,613,739
Philippines	—	16,177	—	16,177
Saudi Arabia	—	719,557	—	719,557
Singapore	—	399,090,471	—	399,090,471
South Africa	—	58,553,339	—	58,553,339
South Korea	—	10,307,940	—	10,307,940
Spain	—	46,969,740	—	46,969,740
Taiwan	—	13,567,649	—	13,567,649
Thailand	—	290,901	—	290,901
Turkey	—	15,671,016	—	15,671,016
United Kingdom	—	468,024,145	—	468,024,145
Securities Lending Collateral	—	93,949,172	—	93,949,172
Futures Contracts**	(996,249)	—	—	(996,249)

TOTAL	$278,215,000	$3,270,980,053	—	$3,549,195,053

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value»†	Percentage of Net Assets‡
COMMON STOCKS — (65.7%)
UNITED STATES — (65.7%)
	Agree Realty Corp.	404,393	$22,621,744	0.3%
#	Alexandria Real Estate Equities, Inc.	742,599	69,158,245	1.0%
	American Homes 4 Rent, Class A	1,476,256	48,332,621	0.7%
	American Tower Corp.	2,050,133	365,313,199	5.5%
	Americold Realty Trust, Inc.	1,163,880	30,516,934	0.5%
	Apartment Income REIT Corp.	736,288	21,506,972	0.3%
#	AvalonBay Communities, Inc.	631,701	104,698,124	1.6%
#	Boston Properties, Inc.	675,717	36,198,160	0.5%
	Brixmor Property Group, Inc.	1,383,499	28,762,944	0.4%
	Camden Property Trust	483,176	41,011,979	0.6%
	Crown Castle, Inc.	1,930,586	179,505,886	2.7%
	CubeSmart	1,019,361	34,750,017	0.5%
#	Digital Realty Trust, Inc.	1,309,024	162,790,225	2.4%
	EastGroup Properties, Inc.	196,141	32,020,018	0.5%
	Equinix, Inc.	412,526	300,995,471	4.5%
	Equity LifeStyle Properties, Inc.	795,076	52,316,001	0.8%
	Equity Residential	1,609,516	89,054,520	1.3%
	Essex Property Trust, Inc.	289,109	61,846,197	0.9%
	Extra Space Storage, Inc.	941,132	97,491,886	1.5%
	Federal Realty Investment Trust	350,832	31,992,370	0.5%
	First Industrial Realty Trust, Inc.	591,434	25,017,658	0.4%
#	Gaming & Leisure Properties, Inc.	1,192,243	54,115,910	0.8%
	Healthcare Realty Trust, Inc., Class A	1,825,534	26,196,413	0.4%
	Healthpeak Properties, Inc.	2,496,282	38,817,185	0.6%
#	Host Hotels & Resorts, Inc.	3,226,659	49,948,681	0.8%
	Invitation Homes, Inc.	2,774,819	82,384,376	1.2%
#	Iron Mountain, Inc.	1,322,958	78,147,129	1.2%
	Kimco Realty Corp.	2,824,542	50,672,284	0.8%
	Kite Realty Group Trust	1,036,243	22,092,701	0.3%
#	Lamar Advertising Co., Class A	400,969	32,987,720	0.5%
	Mid-America Apartment Communities, Inc.	528,827	62,480,910	0.9%
	NNN REIT, Inc.	849,095	30,847,621	0.5%
#	Omega Healthcare Investors, Inc.	1,120,816	37,099,010	0.6%
	Prologis, Inc.	4,099,876	413,062,507	6.2%
#	Public Storage	704,072	168,069,027	2.5%
#	Realty Income Corp.	2,801,008	132,711,759	2.0%
	Regency Centers Corp.	735,985	44,350,456	0.7%
	Rexford Industrial Realty, Inc.	928,036	40,128,277	0.6%
	Ryman Hospitality Properties, Inc.	245,283	20,996,225	0.3%
	SBA Communications Corp.	484,466	101,074,142	1.5%
	Simon Property Group, Inc.	1,462,643	160,729,839	2.4%
	Spirit Realty Capital, Inc.	628,364	22,614,820	0.3%
#	STAG Industrial, Inc.	774,692	25,735,268	0.4%
#	Sun Communities, Inc.	560,595	62,360,588	0.9%
	UDR, Inc.	1,474,492	46,903,591	0.7%
#	Ventas, Inc.	1,821,522	77,341,824	1.2%
	VICI Properties, Inc.	4,492,485	125,340,332	1.9%
#	Welltower, Inc.	2,217,008	185,364,039	2.8%
	WP Carey, Inc.	964,683	51,755,243	0.8%

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»†	Percentage of Net Assets‡
UNITED STATES — (Continued)
Other Securities		$524,024,505	7.9%

TOTAL UNITED STATES		4,604,253,553	69.1%

TOTAL COMMON STOCKS		4,604,253,553	69.1%

		Value†
AFFILIATED INVESTMENT COMPANY — (29.4%)
DFA International Real Estate Securities Portfolio
Portfolio of DFA Investment Dimensions Group, Inc.	631,843,335	2,059,809,271	30.9%

TOTAL INVESTMENT SECURITIES (Cost $7,675,520,500)		6,664,062,824

SECURITIES LENDING COLLATERAL — (4.9%)
@§ The DFA Short Term Investment Fund	29,389,659	339,950,185	5.1%

TOTAL INVESTMENTS—(100.0%) (Cost $8,015,475,132)		$7,004,013,009	105.1%

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security

Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$4,604,253,553	—	—	$4,604,253,553
Affiliated Investment Company	2,059,809,271	—	—	2,059,809,271
Securities Lending Collateral	—	$339,950,185	—	339,950,185

TOTAL	$6,664,062,824	$339,950,185	—	$7,004,013,009

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.2%)
AUSTRALIA — (5.3%)
Other Securities		$528,978,799	5.3%

AUSTRIA — (0.7%)
Other Securities		67,444,620	0.7%

BELGIUM — (1.6%)
Ackermans & van Haaren NV	287,147	42,627,821	0.4%
Bekaert SA	848,770	34,367,043	0.3%
Euronav NV	2,281,463	40,839,079	0.4%
Other Securities		46,850,091	0.5%

TOTAL BELGIUM		164,684,034	1.6%

CANADA — (12.6%)
Alamos Gold, Inc., Class A	7,302,034	90,409,897	0.9%
B2Gold Corp.	11,656,607	37,650,841	0.4%
Canadian Western Bank	1,891,896	37,490,032	0.4%
* Celestica, Inc.	2,231,390	52,085,880	0.5%
Crescent Point Energy Corp.	6,229,675	49,954,199	0.5%
Crescent Point Energy Corp.	4,550,385	36,448,584	0.4%
Linamar Corp.	955,481	41,312,883	0.4%
* MEG Energy Corp.	4,542,554	89,753,726	0.9%
Whitecap Resources, Inc.	4,648,893	35,903,834	0.4%
Other Securities		790,529,848	7.8%

TOTAL CANADA		1,261,539,724	12.6%

CHINA — (0.1%)
Other Securities		13,440,730	0.1%

DENMARK — (3.4%)
* Jyske Bank AS	1,133,155	79,858,377	0.8%
Sydbank AS	1,473,428	64,005,208	0.6%
Other Securities		195,578,858	2.0%

TOTAL DENMARK		339,442,443	3.4%

FINLAND — (1.9%)
Cargotec OYJ, Class B	918,303	36,247,372	0.4%
Kemira OYJ	2,760,746	44,699,387	0.5%
Other Securities		112,855,092	1.0%

TOTAL FINLAND		193,801,851	1.9%

FRANCE — (4.3%)
Elis SA	3,248,331	53,272,553	0.5%
Rexel SA	2,846,567	58,134,796	0.6%
SCOR SE	1,724,760	51,491,755	0.5%
Other Securities		264,510,988	2.7%

TOTAL FRANCE		427,410,092	4.3%

GERMANY — (4.6%)
Aurubis AG	564,550	46,539,757	0.5%
K+S AG	3,039,972	51,105,609	0.5%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	GERMANY — (Continued)
	thyssenkrupp AG	6,122,697	$42,673,097	0.4%
	Other Securities		325,374,341	3.2%

	TOTAL GERMANY		465,692,804	4.6%

	HONG KONG — (2.1%)
	Other Securities		206,655,632	2.1%

	IRELAND — (0.4%)
	Bank of Ireland Group PLC	3,823,592	34,265,949	0.4%
	Other Securities		4,717,098	0.0%

	TOTAL IRELAND		38,983,047	0.4%

	ISRAEL — (0.7%)
	Other Securities		72,171,940	0.7%

	ITALY — (5.8%)
	Banca Popolare di Sondrio SPA	8,551,198	46,657,299	0.5%
	Banco BPM SpA	23,187,886	118,637,041	1.2%
	BPER Banca	10,234,210	33,303,637	0.3%
	Buzzi SpA	1,660,638	43,972,318	0.5%
	Leonardo SpA	5,845,169	88,335,026	0.9%
	Unipol Gruppo SpA	7,515,431	40,715,459	0.4%
	Other Securities		206,821,327	2.0%

	TOTAL ITALY		578,442,107	5.8%

	JAPAN — (27.6%)
	Other Securities.		2,766,240,583	27.5%

	NETHERLANDS — (2.2%)
	ASR Nederland NV	1,574,912	58,773,298	0.6%
	SBM Offshore NV	4,229,740	52,679,129	0.5%
Ω	Signify NV	1,506,679	39,057,380	0.4%
	Other Securities		72,604,787	0.7%

	TOTAL NETHERLANDS		223,114,594	2.2%

	NEW ZEALAND — (0.2%)
	Other Securities		18,131,892	0.2%

	NORWAY — (1.1%)
	Other Securities		111,816,153	1.1%

	PORTUGAL — (0.4%)
*	Banco Comercial Portugues SA, Class R	106,844,352	32,792,214	0.3%
	Other Security		10,064,586	0.1%

	TOTAL PORTUGAL		42,856,800	0.4%

	SINGAPORE — (0.7%)
	Other Securities		74,172,444	0.7%

	SPAIN — (3.2%)
	Banco de Sabadell SA	96,841,677	120,412,336	1.2%
	Bankinter SA	8,945,087	56,563,883	0.6%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (Continued)
# Mapfre SA	15,911,485	$33,075,531	0.3%
Other Securities		109,148,677	1.1%

TOTAL SPAIN		319,200,427	3.2%

SWEDEN — (2.2%)
Other Securities		217,495,010	2.2%

SWITZERLAND — (6.6%)
Adecco Group AG	1,620,498	61,325,391	0.6%
Baloise Holding AG	350,114	50,271,415	0.5%
Helvetia Holding AG	623,560	83,827,527	0.8%
Mobimo Holding AG	130,513	36,049,332	0.4%
Siegfried Holding AG	62,993	49,954,613	0.5%
Swiss Prime Site AG	675,650	62,800,253	0.6%
Other Securities		321,721,985	3.2%

TOTAL SWITZERLAND		665,950,516	6.6%

UNITED KINGDOM — (10.4%)
Balfour Beatty PLC	8,646,576	32,587,843	0.3%
Bank of Georgia Group PLC	852,614	34,519,963	0.4%
Bellway PLC	2,001,620	50,938,632	0.5%
Grafton Group PLC	5,241,423	49,339,311	0.5%
* Marks & Spencer Group PLC	21,286,231	56,208,036	0.6%
Paragon Banking Group PLC	6,514,726	35,140,622	0.4%
Redrow PLC	6,470,883	38,346,474	0.4%
Vistry Group PLC	5,318,288	45,840,001	0.5%
Other Securities		703,510,820	6.8%

TOTAL UNITED KINGDOM		1,046,431,702	10.4%

UNITED STATES — (0.1%)
Other Securities		5,237,651	0.1%

TOTAL COMMON STOCKS		9,849,335,595	98.1%

PREFERRED STOCKS — (0.1%)

GERMANY — (0.1%)
Other Securities		9,924,598	0.1%

TOTAL INVESTMENT SECURITIES (Cost $9,132,541,727)		9,859,260,193

		Value†
SECURITIES LENDING COLLATERAL — (1.7%)
@§ The DFA Short Term Investment Fund	14,372,669	166,248,664	1.6%

TOTAL INVESTMENTS—(100.0%) (Cost $9,298,790,624)		$10,025,508,857	99.8%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

As of October 31, 2023, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	443	12/15/23	$95,489,655	$93,301,338	$(2,188,317)

Total Futures Contracts			$95,489,655	$93,301,338	$(2,188,317)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$528,852,024	$126,775	$528,978,799
Austria	$28,299	67,416,321	—	67,444,620
Belgium	691,004	163,993,030	—	164,684,034
Canada	1,261,291,414	248,310	—	1,261,539,724
China	12,469,381	971,349	—	13,440,730
Denmark	—	339,442,443	—	339,442,443
Finland	—	193,801,851	—	193,801,851
France	—	427,410,092	—	427,410,092
Germany	—	465,692,804	—	465,692,804
Hong Kong	—	206,490,631	165,001	206,655,632
Ireland	—	38,983,047	—	38,983,047
Israel	1,644,882	70,527,058	—	72,171,940
Italy	—	578,442,107	—	578,442,107
Japan	3,091,187	2,763,149,396	—	2,766,240,583
Netherlands	—	223,114,594	—	223,114,594
New Zealand	—	18,131,892	—	18,131,892
Norway	386,165	111,429,988	—	111,816,153
Portugal	—	42,856,800	—	42,856,800
Singapore	—	74,172,444	—	74,172,444
Spain	—	319,200,427	—	319,200,427
Sweden	552,874	216,942,136	—	217,495,010
Switzerland	—	665,950,516	—	665,950,516
United Kingdom	—	1,046,431,702	—	1,046,431,702
United States	—	5,237,651	—	5,237,651
Preferred Stocks
Germany	—	9,924,598	—	9,924,598
Securities Lending Collateral	—	166,248,664	—	166,248,664
Futures Contracts**	(2,188,317)	—	—	(2,188,317)

TOTAL	$1,277,966,889	$8,745,061,875	$291,776^	$10,023,320,540

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.7%)
AUSTRALIA — (6.1%)
Santos Ltd.	1,425,355	$6,954,958	0.2%
Other Securities		181,066,448	6.0%

TOTAL AUSTRALIA		188,021,406	6.2%

AUSTRIA — (0.6%)
Other Securities		18,249,253	0.6%

BELGIUM — (1.4%)
KBC Group NV	102,841	5,659,839	0.2%
Solvay SA	74,197	7,843,780	0.3%
Other Securities		29,567,408	0.9%

TOTAL BELGIUM		43,071,027	1.4%

CANADA — (10.2%)
ARC Resources Ltd.	411,447	6,619,345	0.2%
# Bank of Montreal	71,895	5,431,667	0.2%
Fairfax Financial Holdings Ltd.	7,672	6,384,509	0.2%
Suncor Energy, Inc.	187,507	6,075,227	0.2%
Teck Resources Ltd., Class B	304,989	10,778,311	0.4%
Whitecap Resources, Inc.	685,734	5,295,989	0.2%
Other Securities		275,374,353	9.0%

TOTAL CANADA		315,959,401	10.4%

CHINA — (0.0%)
Other Securities		1,261,274	0.0%

DENMARK — (2.6%)
Novo Nordisk AS, Class B	95,182	9,182,798	0.3%
Pandora AS	48,744	5,528,569	0.2%
Other Securities		65,548,507	2.2%

TOTAL DENMARK		80,259,874	2.7%

FINLAND — (1.5%)
Other Securities		47,080,906	1.6%

FRANCE — (7.6%)
BNP Paribas SA	106,510	6,124,751	0.2%
Bouygues SA	195,376	6,873,134	0.2%
Carrefour SA	386,622	6,778,048	0.2%
Cie de Saint-Gobain SA	139,932	7,617,081	0.3%
Cie Generale des Etablissements Michelin SCA	286,751	8,518,928	0.3%
Orange SA	1,286,762	15,134,948	0.5%
TotalEnergies SE	402,956	26,940,628	0.9%
Other Securities		159,050,329	5.2%

TOTAL FRANCE		237,037,847	7.8%

GERMANY — (5.9%)
Deutsche Telekom AG	252,721	5,484,972	0.2%
Heidelberg Materials AG	74,417	5,402,178	0.2%
Mercedes-Benz Group AG	136,636	8,038,877	0.3%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$165,690,750	5.4%

TOTAL GERMANY		184,616,777	6.1%

HONG KONG — (1.8%)
Other Securities		57,047,217	1.9%

IRELAND — (0.6%)
Bank of Ireland Group PLC	648,419	5,810,945	0.2%
Other Securities		13,075,973	0.4%

TOTAL IRELAND		18,886,918	0.6%

ISRAEL — (0.7%)
Other Securities		21,475,456	0.7%

ITALY — (2.9%)
Banco BPM SpA	1,560,523	7,984,162	0.3%
UniCredit SpA	284,351	7,128,562	0.2%
Other Securities		74,188,938	2.5%

TOTAL ITALY		89,301,662	3.0%

JAPAN — (23.5%)
ENEOS Holdings, Inc.	1,492,170	5,529,111	0.2%
Mitsubishi UFJ Financial Group, Inc.	1,117,000	9,370,677	0.3%
Toyota Motor Corp.	430,090	7,523,882	0.3%
Other Securities		708,842,528	23.3%

TOTAL JAPAN		731,266,198	24.1%

NETHERLANDS — (3.1%)
Aegon Ltd.	1,301,517	6,329,625	0.2%
ASR Nederland NV	149,446	5,577,095	0.2%
Koninklijke Ahold Delhaize NV	320,272	9,483,826	0.3%
Other Securities		75,458,349	2.5%

TOTAL NETHERLANDS		96,848,895	3.2%

NEW ZEALAND — (0.3%)
Other Securities		9,741,002	0.3%

NORWAY — (1.0%)
Other Securities		30,305,247	1.0%

PORTUGAL — (0.4%)
Other Securities		11,646,792	0.4%

SINGAPORE — (1.0%)
Other Securities		31,129,326	1.0%

SPAIN — (2.4%)
# Banco Bilbao Vizcaya Argentaria SA	799,462	6,289,551	0.2%
Banco de Sabadell SA	4,529,703	5,632,204	0.2%
Repsol SA	825,552	12,087,854	0.4%
Other Securities		50,281,741	1.7%

TOTAL SPAIN		74,291,350	2.5%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (2.4%)
Other Securities		$73,808,431	2.4%

SWITZERLAND — (7.6%)
Adecco Group AG	140,796	5,328,220	0.2%
Holcim AG	86,588	5,353,542	0.2%
Julius Baer Group Ltd.	127,245	7,540,754	0.3%
Nestle SA	110,413	11,906,797	0.4%
Novartis AG, Sponsored ADR	111,168	10,403,101	0.4%
Swiss Life Holding AG	9,631	6,185,804	0.2%
Swiss Prime Site AG	56,955	5,293,848	0.2%
Swiss Re AG	66,165	7,229,372	0.2%
Swisscom AG	14,984	8,978,245	0.3%
Zurich Insurance Group AG	14,535	6,904,016	0.2%
Other Securities		160,613,373	5.2%

TOTAL SWITZERLAND		235,737,072	7.8%

UNITED KINGDOM — (11.7%)
3i Group PLC	228,043	5,376,701	0.2%
BP PLC	1,487,940	9,085,381	0.3%
Centrica PLC	3,085,043	5,905,686	0.2%
# HSBC Holdings PLC, Sponsored ADR	320,826	11,655,609	0.4%
# Shell PLC, ADR	408,572	26,614,380	0.9%
Vodafone Group PLC	6,192,920	5,700,816	0.2%
Other Securities		300,453,870	9.8%

TOTAL UNITED KINGDOM		364,792,443	12.0%

UNITED STATES — (0.4%)
# CRH PLC	97,737	5,235,771	0.2%
Other Securities		6,272,537	0.2%

TOTAL UNITED STATES		11,508,308	0.4%

TOTAL COMMON STOCKS		2,973,344,082	98.1%

PREFERRED STOCKS — (0.3%)

GERMANY — (0.3%)
Other Securities		10,777,032	0.3%

RIGHTS/WARRANTS — (0.0%)

CANADA — (0.0%)
Other Securities		45,123	0.0%

FINLAND — (0.0%)
Other Security		70,751	0.0%

SPAIN — (0.0%)
Other Security		39,533	0.0%

TOTAL RIGHTS/WARRANTS		155,407	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,577,515,830)		2,984,276,521

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (4.0%)
@§ The DFA Short Term Investment Fund	10,683,782	$123,579,302	4.1%

TOTAL INVESTMENTS—(100.0%) (Cost $2,701,095,658)		$3,107,855,823	102.5%

As of October 31, 2023, International Vector Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	115	12/15/23	$24,536,246	$24,220,437	$(315,809)

Total Futures Contracts			$24,536,246	$24,220,437	$(315,809)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$4,266,518	$183,713,315	$41,573	$188,021,406
Austria	70,438	18,178,815	—	18,249,253
Belgium	1,640,655	41,430,372	—	43,071,027
Canada	315,044,005	915,396	—	315,959,401
China	1,035,549	225,725	—	1,261,274
Denmark	—	80,259,874	—	80,259,874
Finland	198,596	46,882,310	—	47,080,906
France	380,347	236,657,500	—	237,037,847
Germany	5,178,654	179,438,123	—	184,616,777
Hong Kong	—	57,010,455	36,762	57,047,217
Ireland	—	18,886,918	—	18,886,918
Israel	1,486,415	19,989,041	—	21,475,456
Italy	2,672,700	86,628,962	—	89,301,662
Japan	10,458,109	720,808,089	—	731,266,198
Netherlands	9,645,366	87,203,529	—	96,848,895
New Zealand	9,480	9,731,522	—	9,741,002
Norway	240,656	30,064,591	—	30,305,247
Portugal	—	11,646,792	—	11,646,792
Singapore	—	31,031,070	98,256	31,129,326
Spain	2,085,956	72,205,394	—	74,291,350
Sweden	43,582	73,764,849	—	73,808,431
Switzerland	21,789,672	213,947,400	—	235,737,072
United Kingdom	61,353,507	303,263,969	174,967	364,792,443
United States	8,843,931	2,664,377	—	11,508,308
Preferred Stocks
Germany	—	10,777,032	—	10,777,032
Rights/Warrants
Canada	—	45,123	—	45,123
Finland	—	70,751	—	70,751
Spain	—	39,533	—	39,533

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$123,579,302	—		$123,579,302
Futures Contracts**	$(315,809)	—	—		(315,809)

TOTAL	$446,128,327	$2,661,060,129	$351,558	^	$3,107,540,014

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.7%)
AUSTRALIA — (6.8%)
BHP Group Ltd., Class DI	172,250	$4,875,962	0.3%
BHP Group Ltd., Class DI	242,244	6,888,152	0.5%
# BHP Group Ltd., Sponsored ADR	439,796	25,094,760	1.7%
Rio Tinto Ltd.	99,892	7,461,740	0.5%
Wesfarmers Ltd.	227,826	7,330,032	0.5%
Other Securities		52,049,439	3.5%

TOTAL AUSTRALIA		103,700,085	7.0%

AUSTRIA — (0.2%)
Other Securities		2,856,642	0.2%

BELGIUM — (0.4%)
Other Securities		6,569,524	0.4%

CANADA — (10.2%)
Alimentation Couche-Tard, Inc.	171,094	9,313,781	0.6%
Canadian National Railway Co.	66,754	7,063,144	0.5%
# Canadian Natural Resources Ltd.	267,321	16,982,903	1.2%
Constellation Software, Inc.	4,241	8,501,909	0.6%
Suncor Energy, Inc.	311,402	10,089,425	0.7%
Other Securities		103,793,642	7.0%

TOTAL CANADA		155,744,804	10.6%

DENMARK — (4.3%)
Novo Nordisk AS, Class B	635,624	61,322,593	4.2%
Other Securities		4,675,169	0.3%

TOTAL DENMARK		65,997,762	4.5%

FINLAND — (0.9%)
Other Securities		14,568,170	1.0%

FRANCE — (10.0%)
Airbus SE	131,359	17,612,108	1.2%
Hermes International SCA	6,104	11,388,996	0.8%
Kering SA	19,489	7,926,206	0.5%
LVMH Moet Hennessy Louis Vuitton SE	69,704	49,903,208	3.4%
Orange SA	727,420	8,555,944	0.6%
TotalEnergies SE	577,019	38,578,044	2.6%
Other Securities		19,009,318	1.3%

TOTAL FRANCE		152,973,824	10.4%

GERMANY — (5.4%)
Bayer AG	221,721	9,580,245	0.6%
Deutsche Post AG	219,519	8,570,788	0.6%
Deutsche Telekom AG	866,133	18,798,260	1.3%
Mercedes-Benz Group AG	155,191	9,130,546	0.6%
Other Securities		37,056,029	2.5%

TOTAL GERMANY		83,135,868	5.6%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (1.8%)
Hong Kong Exchanges & Clearing Ltd.	247,037	$8,642,007	0.6%
Other Securities		19,302,594	1.3%

TOTAL HONG KONG		27,944,601	1.9%

IRELAND — (0.3%)
Other Securities		5,260,891	0.4%

ISRAEL — (0.4%)
Other Securities		6,583,165	0.4%

ITALY — (2.3%)
Eni SpA	673,128	11,004,071	0.7%
Stellantis NV	502,557	9,388,942	0.6%
Other Securities		14,280,741	1.0%

TOTAL ITALY		34,673,754	2.3%

JAPAN — (20.0%)
Fast Retailing Co. Ltd.	32,300	7,151,104	0.5%
Hitachi Ltd.	251,700	15,954,402	1.1%
KDDI Corp.	445,500	13,327,010	0.9%
Nintendo Co. Ltd.	220,400	9,105,698	0.6%
Recruit Holdings Co. Ltd.	267,200	7,661,345	0.5%
Shin-Etsu Chemical Co. Ltd.	348,500	10,421,323	0.7%
SoftBank Corp.	652,400	7,376,594	0.5%
Sony Group Corp.	328,700	27,327,738	1.9%
Tokyo Electron Ltd.	80,300	10,610,654	0.7%
Other Securities		197,402,332	13.4%

TOTAL JAPAN		306,338,200	20.8%

NETHERLANDS — (3.7%)
ASML Holding NV	25,123	15,101,949	1.1%
ASML Holding NV	64,482	38,612,467	2.6%
Other Securities		3,080,618	0.2%

TOTAL NETHERLANDS		56,795,034	3.9%

NEW ZEALAND — (0.3%)
Other Securities		4,642,862	0.3%

NORWAY — (0.7%)
# Equinor ASA	260,740	8,740,838	0.6%
Other Securities		2,603,673	0.2%

TOTAL NORWAY		11,344,511	0.8%

PORTUGAL — (0.2%)
Other Securities		2,498,201	0.2%

SINGAPORE — (1.1%)
DBS Group Holdings Ltd.	386,358	9,281,600	0.6%
Other Securities		7,341,417	0.5%

TOTAL SINGAPORE		16,623,017	1.1%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (2.2%)
Repsol SA	533,466	$7,811,088	0.5%
Telefonica SA	2,154,747	8,323,004	0.6%
Other Securities		17,066,692	1.2%

TOTAL SPAIN		33,200,784	2.3%

SWEDEN — (2.4%)
Atlas Copco AB, Class A	569,233	7,371,008	0.5%
Volvo AB, Class B	410,093	8,126,071	0.6%
Other Securities		21,904,027	1.4%

TOTAL SWEDEN		37,401,106	2.5%

SWITZERLAND — (8.0%)
Nestle SA	354,369	38,214,702	2.6%
Partners Group Holding AG	7,501	7,942,536	0.5%
Roche Holding AG	7,170	1,953,904	0.1%
Roche Holding AG	167,805	43,244,953	2.9%
Other Securities		32,081,921	2.3%

TOTAL SWITZERLAND		123,438,016	8.4%

UNITED KINGDOM — (12.7%)
Ashtead Group PLC	224,550	12,878,489	0.9%
BP PLC	165,519	1,010,661	0.1%
BP PLC, Sponsored ADR	690,754	25,267,781	1.7%
Diageo PLC	80,730	3,052,884	0.2%
# Diageo PLC, Sponsored ADR	100,847	15,480,014	1.1%
Glencore PLC	1,426,588	7,556,385	0.5%
GSK PLC	1,144,717	20,406,593	1.4%
Imperial Brands PLC	492,449	10,491,213	0.7%
# RELX PLC, Sponsored ADR	334,644	11,662,343	0.8%
Unilever PLC	48,760	2,309,304	0.2%
Unilever PLC	62,170	2,940,909	0.2%
Unilever PLC, Sponsored ADR	520,618	24,651,262	1.7%
Other Securities		56,990,477	3.7%

TOTAL UNITED KINGDOM		194,698,315	13.2%

UNITED STATES — (0.4%)
Other Securities		5,817,891	0.4%

TOTAL COMMON STOCKS		1,452,807,027	98.6%

PREFERRED STOCKS — (0.4%)
GERMANY — (0.4%)
Other Securities		5,510,100	0.4%

TOTAL INVESTMENT SECURITIES (Cost $1,300,906,202)		1,458,317,127

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets
SECURITIES LENDING COLLATERAL — (4.9%)
@§ The DFA Short Term Investment Fund	6,479,594	$74,949,469	5.1%

TOTAL INVESTMENTS—(100.0%) (Cost $1,375,856,529)		$1,533,266,596	104.1%

As of October 31, 2023, International High Relative Profitability Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	34	12/15/23	$7,264,582	$7,160,825	$(103,757)

Total Futures Contracts			$7,264,582	$7,160,825	$(103,757)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$25,094,760	$78,605,325	—	$103,700,085
Austria	—	2,856,642	—	2,856,642
Belgium	—	6,569,524	—	6,569,524
Canada	155,744,804	—	—	155,744,804
Denmark	—	65,997,762	—	65,997,762
Finland	81,241	14,486,929	—	14,568,170
France	2,370,674	150,603,150	—	152,973,824
Germany	—	83,135,868	—	83,135,868
Hong Kong	—	27,944,601	—	27,944,601
Ireland	—	5,260,891	—	5,260,891
Israel	351,769	6,231,396	—	6,583,165
Italy	5,502,819	29,170,935	—	34,673,754
Japan	—	306,338,200	—	306,338,200
Netherlands	38,612,467	18,182,567	—	56,795,034
New Zealand	—	4,642,862	—	4,642,862
Norway	—	11,344,511	—	11,344,511
Portugal	—	2,498,201	—	2,498,201
Singapore	—	16,623,017	—	16,623,017
Spain	—	33,200,784	—	33,200,784
Sweden	—	37,401,106	—	37,401,106
Switzerland	—	123,438,016	—	123,438,016
United Kingdom	77,599,990	117,098,325	—	194,698,315
United States	4,511,237	1,306,654	—	5,817,891

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Germany	—	$5,510,100	—	$5,510,100
Securities Lending Collateral	—	74,949,469	—	74,949,469
Futures Contracts**	$(103,757)	—	—	(103,757)

TOTAL	$309,766,004	$1,223,396,835	—	$1,533,162,839

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

WORLD EX U.S. VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company		$145,779,620
Investment in Dimensional Emerging Markets Value Fund		74,441,281
Investment in DFA International Small Cap Value Portfolio of DFA Investment Dimensions Group Inc.	1,097,363	21,069,372

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $215,999,015)		$241,290,273

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$241,290,273	—	—	$241,290,273

TOTAL	$241,290,273	—	—	$241,290,273

See accompanying Notes to Financial Statements.

WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.5%)
AUSTRALIA — (4.3%)
BHP Group Ltd., Class DI	352,621	$9,981,808	0.3%
# BHP Group Ltd., Sponsored ADR	100,755	5,749,080	0.2%
Commonwealth Bank of Australia	87,813	5,401,891	0.2%
Other Securities		126,429,131	3.7%

TOTAL AUSTRALIA		147,561,910	4.4%

AUSTRIA — (0.3%)
Other Securities		11,382,572	0.3%

BELGIUM — (0.7%)
Other Securities		25,149,207	0.8%

BRAZIL — (1.3%)
Petroleo Brasileiro SA	683,823	5,132,318	0.2%
Vale SA	426,531	5,837,385	0.2%
Other Securities		34,515,838	1.0%

TOTAL BRAZIL		45,485,541	1.4%

CANADA — (7.1%)
Bank of Montreal	69,809	5,274,070	0.2%
# Canadian Natural Resources Ltd.	126,222	8,018,884	0.3%
Royal Bank of Canada	97,598	7,796,128	0.3%
Suncor Energy, Inc.	165,422	5,359,673	0.2%
Other Securities		216,007,302	6.3%

TOTAL CANADA		242,456,057	7.3%

CAYMAN ISLANDS — (0.0%)
Other Securities		31,710	0.0%

CHILE — (0.2%)
Other Securities		5,067,741	0.2%

CHINA — (7.4%)
* Alibaba Group Holding Ltd.	1,328,600	13,678,034	0.4%
Tencent Holdings Ltd.	466,800	17,275,675	0.5%
Other Securities		219,990,072	6.6%

TOTAL CHINA		250,943,781	7.5%

COLOMBIA — (0.0%)
Other Securities		1,172,600	0.0%

CZECH REPUBLIC — (0.1%)
Other Securities		1,383,721	0.0%

DENMARK — (2.0%)
Novo Nordisk AS, Class B	284,320	27,430,115	0.8%
Other Securities		40,445,517	1.2%

TOTAL DENMARK		67,875,632	2.0%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
EGYPT — (0.0%)
Other Securities		$143,822	0.0%

FINLAND — (1.0%)
Other Securities		32,916,445	1.0%

FRANCE — (5.5%)
L’Oreal SA	12,762	5,364,257	0.2%
LVMH Moet Hennessy Louis Vuitton SE	21,810	15,614,441	0.5%
Orange SA	550,622	6,476,439	0.2%
TotalEnergies SE	367,675	24,581,829	0.7%
Other Securities		135,908,305	4.0%

TOTAL FRANCE		187,945,271	5.6%

GERMANY — (4.3%)
Allianz SE	22,625	5,299,736	0.2%
Bayer AG	137,650	5,947,658	0.2%
Deutsche Telekom AG	482,206	10,465,637	0.3%
Mercedes-Benz Group AG	127,944	7,527,489	0.2%
Siemens AG	49,125	6,518,831	0.2%
Other Securities		109,454,005	3.2%

TOTAL GERMANY		145,213,356	4.3%

GREECE — (0.1%)
Other Securities		4,439,319	0.1%

HONG KONG — (1.3%)
AIA Group Ltd.	833,400	7,237,081	0.2%
Other Securities		36,601,244	1.1%

TOTAL HONG KONG		43,838,325	1.3%

HUNGARY — (0.1%)
Other Securities		2,111,066	0.1%

INDIA — (6.1%)
HDFC Bank Ltd.	397,404	7,044,583	0.2%
Reliance Industries Ltd.	235,961	6,491,523	0.2%
Other Securities		192,828,823	5.8%

TOTAL INDIA		206,364,929	6.2%

INDONESIA — (0.6%)
Other Securities		19,783,492	0.6%

IRELAND — (0.4%)
Other Securities		13,292,186	0.4%

ISRAEL — (0.5%)
Other Securities		17,440,765	0.5%

ITALY — (1.9%)
Eni SpA	388,066	6,343,973	0.2%
Stellantis NV	453,110	8,465,157	0.3%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
ITALY — (Continued)
Other Securities		$50,166,751	1.5%

TOTAL ITALY		64,975,881	2.0%

JAPAN — (15.2%)
Hitachi Ltd.	99,000	6,275,271	0.2%
Mitsubishi UFJ Financial Group, Inc.	682,400	5,724,754	0.2%
Sony Group Corp.	104,000	8,646,440	0.3%
Toyota Motor Corp.	699,515	12,237,133	0.4%
Other Securities		484,402,569	14.4%

TOTAL JAPAN		517,286,167	15.5%

KUWAIT — (0.1%)
Other Securities		2,884,093	0.1%

MALAYSIA — (0.5%)
Other Securities		17,103,293	0.5%

MEXICO — (0.8%)
Other Securities		25,912,680	0.8%

NETHERLANDS — (2.1%)
ASML Holding NV	20,610	12,341,474	0.4%
Koninklijke Ahold Delhaize NV	172,524	5,108,736	0.2%
Other Securities		52,919,867	1.5%

TOTAL NETHERLANDS		70,370,077	2.1%

NEW ZEALAND — (0.2%)
Other Securities		7,483,882	0.2%

NORWAY — (0.6%)
Other Securities		21,365,687	0.6%

PERU — (0.0%)
Other Securities		259,374	0.0%

PHILIPPINES — (0.2%)
Other Securities		7,250,374	0.2%

POLAND — (0.4%)
Other Securities		11,957,065	0.4%

PORTUGAL — (0.2%)
Other Securities		7,208,715	0.2%

QATAR — (0.3%)
Other Securities		9,087,126	0.3%

SAUDI ARABIA — (1.0%)
Other Securities		33,397,215	1.0%

SINGAPORE — (0.7%)
Other Securities		24,286,205	0.7%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH AFRICA — (1.0%)
Other Securities		$33,970,953	1.0%

SOUTH KOREA — (3.9%)
Samsung Electronics Co. Ltd.	634,262	31,570,314	1.0%
SK Hynix, Inc.	63,451	5,510,218	0.2%
Other Securities		96,059,849	2.8%

TOTAL SOUTH KOREA		133,140,381	4.0%

SPAIN — (1.6%)
# Banco Bilbao Vizcaya Argentaria SA	764,346	6,013,283	0.2%
Repsol SA	395,910	5,796,973	0.2%
Other Securities		43,801,038	1.3%

TOTAL SPAIN		55,611,294	1.7%

SWEDEN — (1.7%)
Other Securities		57,252,527	1.7%

SWITZERLAND — (5.1%)
Nestle SA	181,701	19,594,404	0.6%
Novartis AG	88,289	8,265,577	0.3%
Novartis AG, Sponsored ADR	59,410	5,559,588	0.2%
Roche Holding AG	58,789	15,150,488	0.5%
Zurich Insurance Group AG	10,865	5,160,794	0.2%
Other Securities		120,311,747	3.4%

TOTAL SWITZERLAND		174,042,598	5.2%

TAIWAN — (5.5%)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,170,000	19,109,032	0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	129,369	11,165,838	0.4%
Other Securities		156,457,046	4.6%

TOTAL TAIWAN		186,731,916	5.6%

THAILAND — (0.6%)
Other Securities		20,662,418	0.6%

TURKEY — (0.3%)
Other Securities		11,007,932	0.3%

UNITED ARAB EMIRATES — (0.5%)
Other Securities		18,100,747	0.5%

UNITED KINGDOM — (8.4%)
AstraZeneca PLC, Sponsored ADR	92,295	5,835,813	0.2%
BP PLC, Sponsored ADR	396,055	14,487,692	0.4%
Glencore PLC	1,575,387	8,344,547	0.3%
# HSBC Holdings PLC, Sponsored ADR	230,666	8,380,096	0.3%
# Shell PLC, ADR	433,805	28,258,058	0.9%
Other Securities		220,970,163	6.5%

TOTAL UNITED KINGDOM		286,276,369	8.6%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
UNITED STATES — (0.4%)
CRH PLC	154,276	$8,264,565	0.2%
Other Securities		5,195,411	0.2%

TOTAL UNITED STATES		13,459,976	0.4%

TOTAL COMMON STOCKS		3,283,084,393	98.2%

PREFERRED STOCKS — (0.6%)
BRAZIL — (0.3%)
Petroleo Brasileiro SA , 10.467%	801,184	5,520,530	0.2%
Other Securities		6,466,952	0.2%

TOTAL BRAZIL		11,987,482	0.4%

CHILE — (0.0%)
Other Security		177,271	0.0%

COLOMBIA — (0.0%)
Other Securities		45,247	0.0%

GERMANY — (0.3%)
Other Securities		9,653,864	0.3%

INDIA — (0.0%)
Other Securities		24,032	0.0%

PHILIPPINES — (0.0%)
Other Security		30,882	0.0%

TOTAL PREFERRED STOCKS		21,918,778	0.7%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		1,718	0.0%

FINLAND — (0.0%)
Other Security		23,672	0.0%

KUWAIT — (0.0%)
Other Security		410	0.0%

SOUTH KOREA — (0.0%)
Other Securities		5,851	0.0%

SPAIN — (0.0%)
Other Security		27,169	0.0%

TAIWAN — (0.0%)
Other Securities		4,736	0.0%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
THAILAND — (0.0%)
Other Securities		$1,027	0.0%

TOTAL RIGHTS/WARRANTS		64,583	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,998,790,394)		3,305,067,754

		Value†
SECURITIES LENDING COLLATERAL — (2.9%)
@§ The DFA Short Term Investment Fund	8,451,033	97,753,098	2.9%

TOTAL INVESTMENTS—(100.0%) (Cost $3,096,544,170)		$3,402,820,852	101.8%

As of October 31, 2023, World ex U.S. Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	132	12/15/23	$28,991,714	$27,800,850	$(1,190,864)

Total Futures Contracts			$28,991,714	$27,800,850	$(1,190,864)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$6,648,688	$140,898,881	$14,341	$147,561,910
Austria	45,552	11,337,020	—	11,382,572
Belgium	483,165	24,666,042	—	25,149,207
Brazil	45,062,532	423,009	—	45,485,541
Canada	241,811,421	644,636	—	242,456,057
Cayman Islands	—	31,710	—	31,710
Chile	636,796	4,430,945	—	5,067,741
China	15,930,153	234,306,976	706,652	250,943,781
Colombia	1,139,640	32,960	—	1,172,600
Czech Republic	—	1,383,721	—	1,383,721
Denmark	—	67,875,632	—	67,875,632
Egypt	67,033	76,789	—	143,822
Finland	536,914	32,379,531	—	32,916,445
France	1,002,867	186,942,404	—	187,945,271
Germany	1,020,046	144,193,310	—	145,213,356
Greece	52,572	4,386,747	—	4,439,319
Hong Kong	26,004	43,787,374	24,947	43,838,325
Hungary	—	2,111,066	—	2,111,066
India	4,057,570	202,180,335	127,024	206,364,929
Indonesia	139,564	19,590,792	53,136	19,783,492
Ireland	—	13,292,186	—	13,292,186
Israel	1,267,742	16,173,023	—	17,440,765

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Italy	$96,007	$64,879,874	—		$64,975,881
Japan	1,671,544	515,614,623	—		517,286,167
Kuwait	2,332,510	551,583	—		2,884,093
Malaysia	—	17,103,293	—		17,103,293
Mexico	25,858,151	54,529	—		25,912,680
Netherlands	14,326,625	56,043,452	—		70,370,077
New Zealand	—	7,483,882	—		7,483,882
Norway	147,378	21,218,309	—		21,365,687
Peru	259,374	—	—		259,374
Philippines	18,307	7,200,212	$31,855		7,250,374
Poland	—	11,957,065	—		11,957,065
Portugal	—	7,208,715	—		7,208,715
Qatar	—	9,087,126	—		9,087,126
Saudi Arabia	32,354	33,364,861	—		33,397,215
Singapore	—	24,261,765	24,440		24,286,205
South Africa	1,923,236	32,047,717	—		33,970,953
South Korea	716,760	132,261,303	162,318		133,140,381
Spain	750,037	54,861,257	—		55,611,294
Sweden	16,206	57,236,321	—		57,252,527
Switzerland	14,229,994	159,812,604	—		174,042,598
Taiwan	11,325,428	175,402,310	4,178		186,731,916
Thailand	19,342,793	1,319,625	—		20,662,418
Turkey	—	11,007,932	—		11,007,932
United Arab Emirates	—	18,100,747	—		18,100,747
United Kingdom	80,955,985	205,254,804	65,580		286,276,369
United States	9,906,991	3,552,985	—		13,459,976
Preferred Stocks
Brazil	11,959,448	28,034	—		11,987,482
Chile	—	177,271	—		177,271
Colombia	45,247	—	—		45,247
Germany	—	9,653,864	—		9,653,864
India	—	24,032	—		24,032
Philippines	—	30,882	—		30,882
Rights/Warrants
Brazil	—	1,718	—		1,718
Finland	—	23,672	—		23,672
Kuwait	—	410	—		410
South Korea	—	5,851	—		5,851
Spain	—	27,169	—		27,169
Taiwan	—	4,736	—		4,736
Thailand	—	1,027	—		1,027
Securities Lending Collateral	—	97,753,098	—		97,753,098
Futures Contracts**	(1,190,864)	—	—		(1,190,864)

TOTAL	$514,651,770	$2,885,763,747	$1,214,471	^	$3,401,629,988

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

WORLD EX U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.1%)
AUSTRALIA — (4.8%)
Other Securities		$31,227,061	4.9%

AUSTRIA — (0.5%)
Other Securities		3,460,971	0.5%

BELGIUM — (1.1%)
Ageas SA	52,470	2,015,521	0.3%
Other Securities		4,803,318	0.8%

TOTAL BELGIUM		6,818,839	1.1%

BRAZIL — (1.2%)
Other Securities		7,564,209	1.2%

CANADA — (7.8%)
Alamos Gold, Inc., Class A	106,245	1,315,469	0.2%
AltaGas Ltd.	73,260	1,360,864	0.2%
# ARC Resources Ltd.	157,602	2,535,496	0.4%
iA Financial Corp., Inc.	29,944	1,742,334	0.3%
* MEG Energy Corp.	78,509	1,551,214	0.3%
West Fraser Timber Co. Ltd.	19,494	1,315,625	0.2%
Whitecap Resources, Inc.	162,842	1,257,641	0.2%
Other Securities		39,392,259	6.1%

TOTAL CANADA		50,470,902	7.9%

CHILE — (0.1%)
Other Securities		725,807	0.1%

CHINA — (6.2%)
Lenovo Group Ltd.	1,174,000	1,366,220	0.2%
Other Securities		38,507,090	6.1%

TOTAL CHINA		39,873,310	6.3%

COLOMBIA — (0.0%)
Other Securities		128,822	0.0%

DENMARK — (2.0%)
* Jyske Bank AS	18,173	1,280,731	0.2%
Other Securities		11,272,221	1.8%

TOTAL DENMARK		12,552,952	2.0%

FINLAND — (1.7%)
Stora Enso OYJ, Class R	124,293	1,493,802	0.2%
Wartsila OYJ Abp	106,918	1,275,910	0.2%
Other Securities		8,050,525	1.3%

TOTAL FINLAND		10,820,237	1.7%

FRANCE — (3.9%)
Arkema SA	14,561	1,364,406	0.2%
Bouygues SA	51,932	1,826,916	0.3%
Eiffage SA	20,030	1,817,734	0.3%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
FRANCE — (Continued)
Renault SA	55,113	$1,933,596	0.3%
Vivendi SE	175,700	1,575,589	0.3%
Other Securities		16,711,494	2.6%

TOTAL FRANCE		25,229,735	4.0%

GERMANY — (5.0%)
Brenntag SE	22,859	1,699,832	0.3%
Commerzbank AG	222,735	2,402,321	0.4%
Continental AG	27,863	1,819,146	0.3%
*Ω Covestro AG	52,882	2,679,117	0.4%
Fresenius Medical Care AG & Co. KGaA	47,923	1,592,297	0.3%
Heidelberg Materials AG	37,946	2,754,627	0.4%
Other Securities		19,342,913	3.0%

TOTAL GERMANY		32,290,253	5.1%

GREECE — (0.1%)
Other Securities		725,653	0.1%

HONG KONG — (1.4%)
Other Securities		8,935,371	1.4%

HUNGARY — (0.0%)
Other Securities		237,153	0.0%

INDIA — (5.9%)
Other Securities		38,235,351	6.0%

INDONESIA — (0.6%)
Other Securities		3,676,304	0.6%

IRELAND — (0.8%)
AIB Group PLC	320,177	1,390,056	0.2%
Bank of Ireland Group PLC	330,642	2,963,117	0.5%
Other Securities		777,167	0.1%

TOTAL IRELAND		5,130,340	0.8%

ISRAEL — (0.6%)
Other Securities		3,542,654	0.6%

ITALY — (2.8%)
Banco BPM SpA	394,306	2,017,404	0.3%
Leonardo SpA	105,578	1,595,546	0.3%
# Mediobanca Banca di Credito Finanziario SpA	144,530	1,726,475	0.3%
Other Securities		12,435,380	1.9%

TOTAL ITALY		17,774,805	2.8%

JAPAN — (17.0%)
Fukuoka Financial Group, Inc.	56,560	1,495,092	0.3%
Other Securities		108,279,097	16.9%

TOTAL JAPAN		109,774,189	17.2%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
KUWAIT — (0.2%)
Other Securities		$1,051,336	0.2%

MALAYSIA — (0.5%)
Other Securities		3,467,110	0.5%

MEXICO — (0.7%)
Other Securities		4,330,464	0.7%

NETHERLANDS — (2.0%)
Ω ABN AMRO Bank NV, GDR	112,128	1,510,208	0.2%
Aegon Ltd.	419,896	2,042,066	0.3%
ASR Nederland NV	41,960	1,565,883	0.3%
NN Group NV	43,448	1,393,481	0.2%
Other Securities		6,373,909	1.0%

TOTAL NETHERLANDS		12,885,547	2.0%

NEW ZEALAND — (0.2%)
Other Securities		1,535,150	0.2%

NORWAY — (0.6%)
Other Securities		4,145,993	0.7%

PHILIPPINES — (0.2%)
Other Securities		1,136,319	0.2%

POLAND — (0.3%)
Other Securities		1,856,674	0.3%

PORTUGAL — (0.3%)
Other Securities		2,101,975	0.3%

QATAR — (0.2%)
Other Securities		1,533,751	0.2%

SAUDI ARABIA — (1.2%)
Other Securities		7,565,399	1.2%

SINGAPORE — (0.8%)
Other Securities		4,946,538	0.8%

SOUTH AFRICA — (0.7%)
Other Securities		4,647,180	0.7%

SOUTH KOREA — (3.5%)
Other Securities		22,504,970	3.5%

SPAIN — (1.4%)
Banco de Sabadell SA	1,583,992	1,969,526	0.3%
Other Securities		6,774,349	1.1%

TOTAL SPAIN		8,743,875	1.4%

SWEDEN — (1.7%)
Other Securities		10,897,088	1.7%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (4.2%)
Adecco Group AG	44,732	$1,692,817	0.3%
Baloise Holding AG	13,844	1,987,802	0.3%
Helvetia Holding AG	9,919	1,333,449	0.2%
Julius Baer Group Ltd.	23,207	1,375,286	0.2%
Swatch Group AG	7,058	1,806,678	0.3%
Swiss Prime Site AG	16,975	1,577,791	0.3%
Other Securities		17,048,515	2.6%

TOTAL SWITZERLAND		26,822,338	4.2%

TAIWAN — (4.9%)
Other Securities		31,355,937	4.9%

THAILAND — (0.5%)
Other Securities		3,531,841	0.6%

TURKEY — (0.3%)
Other Securities		1,999,990	0.3%

UNITED ARAB EMIRATES — (0.6%)
Emaar Properties PJSC	1,185,965	2,160,572	0.4%
Other Securities		1,737,151	0.2%

TOTAL UNITED ARAB EMIRATES		3,897,723	0.6%

UNITED KINGDOM — (9.6%)
Barratt Developments PLC	299,113	1,508,485	0.3%
Centrica PLC	1,480,134	2,833,415	0.5%
DS Smith PLC	416,595	1,444,946	0.2%
J Sainsbury PLC	531,830	1,663,999	0.3%
Kingfisher PLC	587,635	1,500,535	0.2%
* Marks & Spencer Group PLC	582,476	1,538,076	0.3%
Melrose Industries PLC	341,366	1,943,662	0.3%
Mondi PLC	131,945	2,134,276	0.3%
Taylor Wimpey PLC	1,024,526	1,383,768	0.2%
Other Securities		45,648,568	7.1%

TOTAL UNITED KINGDOM		61,599,730	9.7%

UNITED STATES — (0.0%)
Other Securities		114,385	0.0%

TOTAL COMMON STOCKS		631,866,231	99.2%

PREFERRED STOCKS — (0.4%)
BRAZIL — (0.1%)
Other Securities		967,328	0.1%

GERMANY — (0.3%)
Other Securities		1,623,832	0.3%

INDIA — (0.0%)
Other Securities		17,125	0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
PHILIPPINES — (0.0%)
Other Security		$12,615	0.0%

TOTAL PREFERRED STOCKS		2,620,900	0.4%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Security		146	0.0%

KUWAIT — (0.0%)
Other Security		293	0.0%

SOUTH KOREA — (0.0%)
Other Security		1,499	0.0%

TAIWAN — (0.0%)
Other Securities		2,506	0.0%

THAILAND — (0.0%)
Other Securities		811	0.0%

TOTAL RIGHTS/WARRANTS		5,255	0.0%

TOTAL INVESTMENT SECURITIES (Cost $637,761,435)		634,492,386

		Value†
SECURITIES LENDING COLLATERAL — (1.5%)
@§ The DFA Short Term Investment Fund	823,567	9,526,204	1.5%

TOTAL INVESTMENTS—(100.0%) (Cost $647,287,728)		$644,018,590	101.1%

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$31,216,487	$10,574	$31,227,061
Austria	$46,920	3,414,051	—	3,460,971
Belgium	—	6,818,839	—	6,818,839
Brazil	7,337,414	226,795	—	7,564,209
Canada	50,464,305	6,597	—	50,470,902
Chile	—	725,807	—	725,807
China	807,358	38,676,919	389,033	39,873,310
Colombia	128,822	—	—	128,822
Denmark	—	12,552,952	—	12,552,952
Finland	—	10,820,237	—	10,820,237
France	—	25,229,735	—	25,229,735
Germany	75,405	32,214,848	—	32,290,253
Greece	—	725,653	—	725,653
Hong Kong	—	8,928,255	7,116	8,935,371
Hungary	—	237,153	—	237,153

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
India	$163,117	$37,997,862	$74,372		$38,235,351
Indonesia	—	3,665,970	10,334		3,676,304
Ireland	—	5,130,340	—		5,130,340
Israel	133,477	3,409,177	—		3,542,654
Italy	—	17,774,805	—		17,774,805
Japan	34,683	109,739,506	—		109,774,189
Kuwait	895,899	155,437	—		1,051,336
Malaysia	—	3,467,110	—		3,467,110
Mexico	4,305,438	25,026	—		4,330,464
Netherlands	572,539	12,313,008	—		12,885,547
New Zealand	—	1,535,150	—		1,535,150
Norway	—	4,145,993	—		4,145,993
Philippines	—	1,121,729	14,590		1,136,319
Poland	—	1,856,674	—		1,856,674
Portugal	—	2,101,975	—		2,101,975
Qatar	—	1,533,751	—		1,533,751
Saudi Arabia	37,824	7,527,575	—		7,565,399
Singapore	—	4,946,538	—		4,946,538
South Africa	520,345	4,126,835	—		4,647,180
South Korea	—	22,418,892	86,078		22,504,970
Spain	—	8,743,875	—		8,743,875
Sweden	9,947	10,887,141	—		10,897,088
Switzerland	—	26,822,338	—		26,822,338
Taiwan	—	31,333,950	21,987		31,355,937
Thailand	3,403,784	128,057	—		3,531,841
Turkey	—	1,999,990	—		1,999,990
United Arab Emirates	—	3,897,723	—		3,897,723
United Kingdom	224,798	61,285,076	89,856		61,599,730
United States	—	114,385	—		114,385
Preferred Stocks
Brazil	953,400	13,928	—		967,328
Germany	—	1,623,832	—		1,623,832
India	—	17,125	—		17,125
Philippines	—	12,615	—		12,615
Rights/Warrants
Brazil	—	146	—		146
Kuwait	—	293	—		293
South Korea	—	1,499	—		1,499
Taiwan	—	2,506	—		2,506
Thailand	—	811	—		811
Securities Lending Collateral	—	9,526,204	—		9,526,204

TOTAL	$70,115,475	$573,199,175	$703,940	^	$644,018,590

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

WORLD CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	18,477,768	$582,234,460
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	19,596,624	265,142,327
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	5,432,630	110,391,050

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $703,063,672)		$957,767,837

TEMPORARY CASH INVESTMENTS — (0.0%)
State Street Institutional U.S. Government Money Market Fund, 5.300% (Cost $19,634)	19,634	19,634

TOTAL INVESTMENTS — (100.0%) (Cost $703,083,306)		$957,787,471

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$957,767,837	—	—	$957,767,837
Temporary Cash Investments	19,634	—	—	19,634

TOTAL	$957,787,471	—	—	$957,787,471

See accompanying Notes to Financial Statements.

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	4,993,589	$141,618,192
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	4,893,766	66,212,653
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	2,176,679	44,230,108

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $162,022,421)		$252,060,953

As of October 31, 2023, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	533,749	NOK	5,885,000	Citibank, N.A.	11/20/23	$6,650
USD	664,863	SGD	898,000	Citibank, N.A.	11/24/23	8,349
USD	8,996,801	HKD	70,275,000	Barclays Capital	12/15/23	9,404
USD	492,981	ILS	1,870,000	Citibank, N.A.	12/21/23	29,056
USD	3,772,882	AUD	5,918,000	State Street Bank and Trust	01/04/24	10,768
USD	4,010,187	CAD	5,494,000	Barclays Capital	01/05/24	43,629
GBP	348,000	USD	423,143	Citibank, N.A.	01/10/24	82
USD	8,086,150	GBP	6,557,000	State Street Bank and Trust	01/10/24	111,767
USD	13,932,501	JPY	2,058,450,000	State Street Bank and Trust	01/18/24	176,243
USD	1,490,715	SEK	16,415,000	Morgan Stanley and Co. International	01/23/24	14,227
USD	16,365,277	EUR	15,341,000	State Street Bank and Trust	01/23/24	69,243

Total Appreciation						$479,418

SGD	43,000	USD	31,464	Citibank, N.A.	11/24/23	$(27)
HKD	3,388,000	USD	433,387	Societe Generale	12/15/23	(100)
ILS	238,000	USD	60,278	Citibank, N.A.	12/21/23	(1,233)
USD	178,704	NZD	307,000	Citibank, N.A.	01/03/24	(192)
USD	4,491,925	CHF	4,076,000	State Street Bank and Trust	01/03/24	(21,138)
USD	1,667,574	DKK	11,779,000	Bank of America Corp.	01/05/24	(8,709)

Total (Depreciation)						$(31,399)

Total Appreciation (Depreciation)						$448,019

As of October 31, 2023, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	15	12/15/23	$3,382,220	$3,159,188	$(223,032)

Total Futures Contracts			$3,382,220	$3,159,188	$(223,032)

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$252,060,953	—	—	$252,060,953
Forward Currency Contracts**	—	$448,019	—	448,019
Futures Contracts**	(223,032)	—	—	(223,032)

TOTAL	$251,837,921	$448,019	—	$252,285,940

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$4,328,301,659

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$4,328,301,659

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$3,805,864,909

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$3,805,864,909

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in Dimensional Emerging Markets Value Fund	$9,992,907,595

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$9,992,907,595

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.6%)
BRAZIL — (4.1%)
Petroleo Brasileiro SA	16,003,488	$120,111,466	0.5%
Petroleo Brasileiro SA, Sponsored ADR	776,944	10,745,136	0.1%
Petroleo Brasileiro SA, Sponsored ADR	1,228,197	18,422,955	0.1%
Vale SA	8,549,367	117,004,282	0.5%
Other Securities		672,303,654	2.9%

TOTAL BRAZIL		938,587,493	4.1%

CAYMAN ISLANDS — (0.0%)
Other Securities		33,096	0.0%

CHILE — (0.5%)
Other Securities		105,404,150	0.5%

CHINA — (25.1%)
* Alibaba Group Holding Ltd.	27,674,300	284,908,936	1.3%
* Alibaba Group Holding Ltd., Sponsored ADR	1,585,411	130,859,824	0.6%
Bank of China Ltd., Class H	204,333,702	71,380,921	0.3%
# BYD Co. Ltd., Class H	2,014,800	61,270,279	0.3%
China Construction Bank Corp., Class H	279,316,302	157,969,543	0.7%
China Merchants Bank Co. Ltd., Class H	15,816,646	59,997,144	0.3%
China Resources Land Ltd.	12,982,610	48,595,287	0.2%
Industrial & Commercial Bank of China Ltd., Class H	180,119,725	86,321,387	0.4%
Kweichow Moutai Co. Ltd., Class A	194,074	44,695,953	0.2%
Lenovo Group Ltd.	45,406,000	52,840,381	0.3%
NetEase, Inc.	3,062,200	65,535,822	0.3%
* PDD Holdings, Inc., ADR	858,782	87,097,670	0.4%
PetroChina Co. Ltd., Class H	101,830,000	66,465,994	0.3%
Ping An Insurance Group Co. of China Ltd., Class H	22,300,000	113,116,195	0.5%
Tencent Holdings Ltd.	16,794,600	621,546,820	2.7%
# Yum China Holdings, Inc.	1,120,797	58,909,090	0.3%
Other Securities		3,795,206,002	16.2%

TOTAL CHINA		5,806,717,248	25.3%

COLOMBIA — (0.1%)
Other Securities		26,796,497	0.1%

CZECH REPUBLIC — (0.1%)
Other Securities		28,750,362	0.1%

EGYPT — (0.0%)
Other Securities		6,922,670	0.0%

GREECE — (0.4%)
Other Securities		97,445,204	0.4%

HONG KONG — (0.0%)
Other Securities		227,930	0.0%

HUNGARY — (0.2%)
Other Securities		44,775,534	0.2%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (18.5%)
Axis Bank Ltd.	7,588,119	$89,410,666	0.4%
Bajaj Finance Ltd.	533,819	48,071,399	0.2%
Bharti Airtel Ltd.	7,221,137	79,276,561	0.4%
HCL Technologies Ltd.	2,961,027	45,399,690	0.2%
HDFC Bank Ltd.	6,040,871	107,083,517	0.5%
ICICI Bank Ltd., Sponsored ADR	4,263,961	94,617,295	0.4%
Infosys Ltd.	7,928,147	130,560,719	0.6%
ITC Ltd.	9,888,606	50,907,941	0.2%
Larsen & Toubro Ltd.	1,686,329	59,220,838	0.3%
Mahindra & Mahindra Ltd.	2,821,605	49,632,471	0.2%
REC Ltd.	12,894,190	44,599,791	0.2%
Reliance Industries Ltd.	4,679,629	128,741,265	0.6%
Tata Consultancy Services Ltd.	2,031,341	82,310,411	0.4%
Tata Motors Ltd.	6,576,111	49,736,601	0.2%
Tata Steel Ltd.	32,426,467	46,330,589	0.2%
Other Securities		3,184,644,112	13.7%

TOTAL INDIA		4,290,543,866	18.7%

INDONESIA — (1.9%)
Bank Central Asia Tbk. PT	91,803,500	50,576,439	0.2%
Other Securities		400,176,538	1.8%

TOTAL INDONESIA		450,752,977	2.0%

KUWAIT — (0.2%)
Other Securities		46,281,613	0.2%

MALAYSIA — (1.6%)
Other Securities		363,468,662	1.6%

MEXICO — (2.5%)
# America Movil SAB de CV, ADR	3,735,424	62,008,038	0.3%
Grupo Financiero Banorte SAB de CV, Class O	5,777,265	46,800,681	0.2%
Other Securities		473,526,402	2.0%

TOTAL MEXICO		582,335,121	2.5%

PERU — (0.1%)
Other Securities		17,863,753	0.1%

PHILIPPINES — (0.7%)
Other Securities		163,781,996	0.7%

POLAND — (1.0%)
Other Securities		237,118,464	1.0%

QATAR — (0.8%)
Qatar National Bank QPSC	12,536,387	51,296,916	0.2%
Other Securities		125,290,170	0.6%

TOTAL QATAR		176,587,086	0.8%

SAUDI ARABIA — (3.8%)
Al Rajhi Bank	3,874,482	69,355,417	0.3%
Ω Saudi Arabian Oil Co.	5,215,336	46,334,882	0.2%
Saudi Telecom Co.	5,395,825	55,275,413	0.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SAUDI ARABIA — (Continued)
Other Securities		$720,420,563	3.1%

TOTAL SAUDI ARABIA		891,386,275	3.9%

SOUTH AFRICA — (3.0%)
Other Securities		700,820,700	3.0%

SOUTH KOREA — (11.5%)
Hyundai Motor Co.	422,266	53,198,806	0.3%
Kia Corp.	1,141,175	65,196,953	0.3%
Samsung Electronics Co. Ltd.	12,145,042	604,517,982	2.7%
SK Hynix, Inc.	1,759,761	152,821,338	0.7%
Other Securities		1,785,854,516	7.6%

TOTAL SOUTH KOREA		2,661,589,595	11.6%

TAIWAN — (16.9%)
Hon Hai Precision Industry Co. Ltd.	20,357,403	60,761,017	0.3%
MediaTek, Inc.	3,881,823	101,313,065	0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	42,911,652	700,854,813	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	3,191,292	275,440,413	1.2%
# United Microelectronics Corp.	35,252,441	50,697,030	0.2%
Other Securities		2,724,328,096	11.7%

TOTAL TAIWAN		3,913,394,434	17.0%

THAILAND — (2.0%)
Other Securities		463,533,871	2.0%

TURKEY — (1.2%)
Other Securities		286,909,372	1.2%

UNITED ARAB EMIRATES — (1.3%)
Other Securities		308,277,672	1.3%

UNITED KINGDOM — (0.1%)
Other Security		13,610,332	0.1%

UNITED STATES — (0.0%)
Other Securities		5,644,989	0.0%

TOTAL COMMON STOCKS		22,629,560,962	98.4%

MUTUAL FUNDS — (0.0%)
UNITED STATES — (0.0%)
Other Security		109,474	0.0%

TOTAL MUTUAL FUNDS		109,474	0.0%

PREFERRED STOCKS — (1.3%)
BRAZIL — (1.3%)
Petroleo Brasileiro SA , 10.467%	22,001,222	151,598,642	0.7%
Other Securities		138,614,695	0.6%

TOTAL BRAZIL		290,213,337	1.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
CHILE — (0.0%)
Other Securities		$2,718,298	0.0%

COLOMBIA — (0.0%)
Other Securities		3,804,182	0.0%

INDIA — (0.0%)
Other Securities		267,533	0.0%

PHILIPPINES — (0.0%)
Other Security		665,358	0.0%

TOTAL PREFERRED STOCKS		297,668,708	1.3%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		24,500	0.0%

KUWAIT — (0.0%)
Other Security		775	0.0%

SOUTH KOREA — (0.0%)
Other Securities		141,666	0.0%

TAIWAN — (0.0%)
Other Securities		105,793	0.0%

THAILAND — (0.0%)
Other Securities		20,317	0.0%

TOTAL RIGHTS/WARRANTS		293,051	0.0%

TOTAL INVESTMENT SECURITIES (Cost $19,005,141,952)		22,927,632,195

		Value†
SECURITIES LENDING COLLATERAL — (1.1%)
@§ The DFA Short Term Investment Fund	21,283,394	246,185,020	1.1%

TOTAL INVESTMENTS—(100.0%) (Cost $19,251,331,013)		$23,173,817,215	100.8%

As of October 31, 2023, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	915	12/15/23	$202,214,920	$192,710,438	$(9,504,482)

Total Futures Contracts			$202,214,920	$192,710,438	$(9,504,482)

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Brazil	$932,482,219	$6,105,274	—		$938,587,493
Cayman Islands	30,593	2,503	—		33,096
Chile	24,227,424	81,176,726	—		105,404,150
China	532,515,881	5,260,167,919	$14,033,448		5,806,717,248
Colombia	26,186,110	610,387	—		26,796,497
Czech Republic	—	28,750,362	—		28,750,362
Egypt	77,432	6,845,238	—		6,922,670
Greece	805,773	96,639,431	—		97,445,204
Hong Kong	—	166,495	61,435		227,930
Hungary	—	44,775,534	—		44,775,534
India	175,462,777	4,113,766,741	1,314,348		4,290,543,866
Indonesia	8,212,553	441,671,782	868,642		450,752,977
Kuwait	42,392,647	3,888,966	—		46,281,613
Malaysia	—	363,468,662	—		363,468,662
Mexico	579,812,088	2,523,033	—		582,335,121
Peru	17,863,753	—	—		17,863,753
Philippines	2,678,601	160,555,533	547,862		163,781,996
Poland	—	237,118,464	—		237,118,464
Qatar	—	176,587,086	—		176,587,086
Saudi Arabia	1,114,341	890,270,967	967		891,386,275
South Africa	68,587,146	632,233,554	—		700,820,700
South Korea	51,229,650	2,607,408,831	2,951,114		2,661,589,595
Taiwan	280,745,295	3,632,162,849	486,290		3,913,394,434
Thailand	430,140,100	33,393,771	—		463,533,871
Turkey	—	286,909,372	—		286,909,372
United Arab Emirates	—	308,277,672	—		308,277,672
United Kingdom	13,610,332	—	—		13,610,332
United States	—	5,644,989	—		5,644,989
Preferred Stocks
Brazil	289,875,571	337,766	—		290,213,337
Chile	—	2,718,298	—		2,718,298
Colombia	3,804,182	—	—		3,804,182
India	—	267,533	—		267,533
Philippines	—	665,358	—		665,358
Rights/Warrants
Brazil	—	24,500	—		24,500
Kuwait	—	775	—		775
South Korea	—	141,666	—		141,666
Taiwan	—	105,793	—		105,793
Thailand	—	20,317	—		20,317
Mutual Funds	109,474	—	—		109,474
Securities Lending Collateral	—	246,185,020	—		246,185,020
Futures Contracts**	(9,504,482)	—	—		(9,504,482)

TOTAL	$3,472,459,460	$19,671,589,167	$20,264,106	^	$23,164,312,733

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

EMERGING MARKETS TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.8%)
BRAZIL — (3.8%)
Cosan SA	186,285	$581,939	0.3%
*Ω Hapvida Participacoes e Investimentos SA	842,191	616,390	0.3%
TIM SA	154,756	465,642	0.2%
Ultrapar Participacoes SA	133,588	541,850	0.3%
Vibra Energia SA	151,620	595,143	0.3%
Other Securities		5,647,682	2.5%

TOTAL BRAZIL		8,448,646	3.9%

CHILE — (0.3%)
Other Securities		640,197	0.3%

CHINA — (21.2%)
Geely Automobile Holdings Ltd.	1,008,000	1,144,407	0.5%
Kunlun Energy Co. Ltd.	728,000	606,499	0.3%
Ω Longfor Group Holdings Ltd.	366,000	532,808	0.3%
Sino Biopharmaceutical Ltd.	1,653,000	642,156	0.3%
Sinopharm Group Co. Ltd., Class H	226,000	540,430	0.3%
* Tencent Music Entertainment Group, ADR	87,413	634,618	0.3%
* Vipshop Holdings Ltd., ADR	51,685	737,028	0.4%
Other Securities		41,834,927	18.9%

TOTAL CHINA		46,672,873	21.3%

COLOMBIA — (0.0%)
Other Securities		113,840	0.1%

GREECE — (0.6%)
Other Securities		1,259,830	0.6%

INDIA — (21.3%)
Bharat Electronics Ltd.	428,979	688,553	0.3%
Bharat Forge Ltd.	37,274	458,410	0.2%
Cholamandalam Investment & Finance Co. Ltd.	53,537	733,874	0.4%
Cipla Ltd.	57,388	829,392	0.4%
# Dr Reddy’s Laboratories Ltd., ADR	11,181	728,219	0.3%
Federal Bank Ltd.	292,380	493,975	0.2%
GAIL India Ltd.	419,667	604,331	0.3%
Hero MotoCorp Ltd.	16,291	605,263	0.3%
* IDFC First Bank Ltd.	515,636	513,034	0.2%
Jindal Steel & Power Ltd.	67,480	513,804	0.3%
JSW Energy Ltd.	106,314	491,874	0.2%
Power Finance Corp. Ltd.	221,346	656,446	0.3%
REC Ltd.	223,482	773,003	0.4%
Shriram Finance Ltd.	42,671	965,745	0.5%
Tata Consumer Products Ltd.	79,524	860,033	0.4%
UPL Ltd.	78,979	512,902	0.2%
* Zee Entertainment Enterprises Ltd.	151,424	469,743	0.2%
Other Securities		36,088,815	16.3%

TOTAL INDIA		46,987,416	21.4%

INDONESIA — (2.0%)
Other Securities		4,484,610	2.0%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
KUWAIT — (0.6%)
Other Securities		$1,345,363	0.6%

MALAYSIA — (1.9%)
Other Securities		4,105,943	1.9%

MEXICO — (2.4%)
* Cemex SAB de CV, Sponsored ADR	169,345	1,010,990	0.5%
Other Securities		4,233,718	1.9%

TOTAL MEXICO		5,244,708	2.4%

PHILIPPINES — (0.6%)
Other Securities		1,295,574	0.6%

POLAND — (1.0%)
Other Securities		2,274,911	1.0%

QATAR — (1.0%)
Other Securities		2,245,183	1.0%

SAUDI ARABIA — (4.0%)
Arab National Bank	120,200	761,826	0.4%
Etihad Etisalat Co.	69,362	852,628	0.4%
Sahara International Petrochemical Co.	66,578	573,464	0.3%
Yanbu National Petrochemical Co.	48,903	494,266	0.2%
Other Securities		6,149,458	2.7%

TOTAL SAUDI ARABIA		8,831,642	4.0%

SOUTH AFRICA — (2.6%)
Discovery Ltd.	72,788	501,896	0.2%
Old Mutual Ltd.	873,070	555,240	0.3%
Other Securities		4,629,362	2.1%

TOTAL SOUTH AFRICA		5,686,498	2.6%

SOUTH KOREA — (11.8%)
DB Insurance Co. Ltd.	8,646	562,499	0.3%
Other Securities		25,409,768	11.6%

TOTAL SOUTH KOREA		25,972,267	11.9%

TAIWAN — (17.6%)
Acer, Inc.	479,000	506,248	0.2%
AUO Corp.	1,048,000	507,279	0.2%
Catcher Technology Co. Ltd.	93,000	521,720	0.3%
Compal Electronics, Inc.	784,000	681,950	0.3%
Innolux Corp.	1,474,804	555,952	0.3%
* Shin Kong Financial Holding Co. Ltd.	2,479,698	666,166	0.3%
Synnex Technology International Corp.	220,000	466,907	0.2%
Walsin Lihwa Corp.	448,607	477,444	0.2%
WPG Holdings Ltd.	295,000	652,784	0.3%
Other Securities		33,773,741	15.4%

TOTAL TAIWAN		38,810,191	17.7%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
THAILAND — (1.9%)
Other Securities		$4,161,249	1.9%

TURKEY — (1.6%)
Other Securities		3,531,337	1.6%

UNITED ARAB EMIRATES — (2.6%)
Abu Dhabi Commercial Bank PJSC	239,958	524,375	0.3%
Aldar Properties PJSC	383,104	542,688	0.3%
Dubai Islamic Bank PJSC	441,639	649,293	0.3%
Emaar Properties PJSC	1,176,208	2,142,796	1.0%
Other Securities		1,894,649	0.7%

TOTAL UNITED ARAB EMIRATES		5,753,801	2.6%

TOTAL COMMON STOCKS		217,866,079	99.4%

PREFERRED STOCKS — (0.4%)
BRAZIL — (0.4%)
Other Securities		865,306	0.4%

INDIA — (0.0%)
Other Securities		13,032	0.0%

PHILIPPINES — (0.0%)
Other Security		11,836	0.0%

TOTAL PREFERRED STOCKS		890,174	0.4%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		943	0.0%

KUWAIT — (0.0%)
Other Security		441	0.0%

SOUTH KOREA — (0.0%)
Other Security		993	0.0%

TAIWAN — (0.0%)
Other Securities		2,163	0.0%

THAILAND — (0.0%)
Other Securities		826	0.0%

TOTAL RIGHTS/WARRANTS		5,366	0.0%

TOTAL INVESTMENT SECURITIES (Cost $212,469,435)		218,761,619

		Value†
SECURITIES LENDING COLLATERAL — (0.8%)
@§ The DFA Short Term Investment Fund	149,200	1,725,801	0.8%

TOTAL INVESTMENTS—(100.0%) (Cost $214,195,239)		$220,487,420	100.6%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

As of October 31, 2023, Emerging Markets Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	7	12/15/23	$1,572,183	$1,474,287	$(97,896)

Total Futures Contracts			$1,572,183	$1,474,287	$(97,896)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Brazil	$8,218,809	$229,837	—		$8,448,646
Chile	—	640,197	—		640,197
China	2,425,609	44,004,187	$243,077		46,672,873
Colombia	113,840	—	—		113,840
Greece	—	1,259,830	—		1,259,830
India	848,412	46,090,802	48,202		46,987,416
Indonesia	—	4,470,820	13,790		4,484,610
Kuwait	1,074,442	270,921	—		1,345,363
Malaysia	—	4,105,943	—		4,105,943
Mexico	4,920,967	323,741	—		5,244,708
Philippines	—	1,283,488	12,086		1,295,574
Poland	—	2,274,911	—		2,274,911
Qatar	—	2,245,183	—		2,245,183
Saudi Arabia	16,457	8,815,185	—		8,831,642
South Africa	212,166	5,474,332	—		5,686,498
South Korea	12,141	25,872,434	87,692		25,972,267
Taiwan	—	38,806,829	3,362		38,810,191
Thailand	3,971,991	189,258	—		4,161,249
Turkey	—	3,531,337	—		3,531,337
United Arab Emirates	—	5,742,556	11,245		5,753,801
Preferred Stocks
Brazil	853,869	11,437	—		865,306
India	—	13,032	—		13,032
Philippines	—	11,836	—		11,836
Rights/Warrants
Brazil	—	943	—		943
Kuwait	—	441	—		441
South Korea	—	993	—		993
Taiwan	—	2,163	—		2,163
Thailand	—	826	—		826
Securities Lending Collateral	—	1,725,801	—		1,725,801
Futures Contracts**	(97,896)	—	—		(97,896)

TOTAL	$22,570,807	$197,399,263	$419,454	^	$220,389,524

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.2%)
BRAZIL — (5.6%)
Petroleo Brasileiro SA	382,402	$2,870,053	0.5%
Petroleo Brasileiro SA, Sponsored ADR	104,989	1,451,998	0.3%
Petroleo Brasileiro SA, Sponsored ADR	74,958	1,124,370	0.2%
Suzano SA	114,134	1,167,430	0.2%
Vale SA, Sponsored ADR, Class B	251,652	3,450,149	0.6%
Other Securities		22,447,437	3.9%

TOTAL BRAZIL		32,511,437	5.7%

CAYMAN ISLANDS — (0.0%)
Other Security		21,846	0.0%

CHILE — (0.7%)
Other Securities		3,832,267	0.7%

COLOMBIA — (0.2%)
Other Securities		890,316	0.2%

CZECH REPUBLIC — (0.2%)
Other Securities		893,442	0.2%

EGYPT — (0.0%)
Other Securities		169,772	0.0%

GREECE — (0.6%)
Other Securities		3,644,073	0.6%

HUNGARY — (0.3%)
Other Securities		1,765,039	0.3%

INDIA — (24.2%)
Axis Bank Ltd.	259,269	3,054,962	0.6%
Bajaj Finance Ltd.	17,281	1,556,186	0.3%
Bharti Airtel Ltd.	246,721	2,708,603	0.5%
HCL Technologies Ltd.	102,430	1,570,499	0.3%
HDFC Bank Ltd.	260,411	4,616,176	0.8%
# ICICI Bank Ltd., Sponsored ADR	141,200	3,133,228	0.6%
Infosys Ltd.	280,524	4,619,669	0.8%
ITC Ltd.	317,242	1,633,207	0.3%
Kotak Mahindra Bank Ltd.	72,441	1,511,406	0.3%
Larsen & Toubro Ltd.	51,192	1,797,771	0.3%
Mahindra & Mahindra Ltd.	111,067	1,953,686	0.4%
Ω Reliance Industries Ltd., GDR	44,787	2,445,370	0.4%
Tata Consultancy Services Ltd.	52,184	2,114,508	0.4%
Tata Motors Ltd.	197,038	1,490,243	0.3%
Tata Steel Ltd.	1,088,156	1,554,746	0.3%
Other Securities		103,653,408	17.8%

TOTAL INDIA		139,413,668	24.4%

INDONESIA — (2.7%)
Bank Central Asia Tbk. PT	3,191,500	1,758,263	0.3%
Bank Mandiri Persero Tbk. PT	3,999,500	1,428,830	0.3%
Bank Rakyat Indonesia Persero Tbk. PT	4,429,700	1,385,096	0.3%

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDONESIA — (Continued)
Other Securities		$11,135,146	1.9%

TOTAL INDONESIA		15,707,335	2.8%

KUWAIT — (0.7%)
Other Securities		4,309,436	0.8%

MALAYSIA — (2.1%)
Other Securities		12,132,182	2.1%

MEXICO — (3.0%)
# America Movil SAB de CV, ADR	100,860	1,674,276	0.3%
Grupo Financiero Banorte SAB de CV, Class O	236,960	1,919,575	0.3%
Other Securities		13,648,019	2.4%

TOTAL MEXICO		17,241,870	3.0%

PERU — (0.1%)
Other Securities		269,554	0.0%

PHILIPPINES — (0.8%)
Other Securities		4,679,876	0.8%

POLAND — (1.4%)
Other Securities		8,096,092	1.4%

QATAR — (1.2%)
Qatar National Bank QPSC	405,892	1,660,846	0.3%
Other Securities		5,233,415	0.9%

TOTAL QATAR		6,894,261	1.2%

SAUDI ARABIA — (5.0%)
Al Rajhi Bank	122,103	2,185,713	0.4%
Ω Saudi Arabian Oil Co.	167,293	1,486,290	0.3%
Saudi National Bank	157,643	1,410,612	0.3%
Saudi Telecom Co.	201,156	2,060,664	0.4%
Other Securities		21,975,089	3.7%

TOTAL SAUDI ARABIA		29,118,368	5.1%

SOUTH AFRICA — (3.9%)
FirstRand Ltd.	428,942	1,414,091	0.3%
Gold Fields Ltd., Sponsored ADR	92,937	1,210,040	0.2%
Other Securities		19,630,984	3.4%

TOTAL SOUTH AFRICA		22,255,115	3.9%

SOUTH KOREA — (15.6%)
Hyundai Motor Co.	18,211	2,294,297	0.4%
KB Financial Group, Inc.	43,194	1,646,479	0.3%
Kia Corp.	34,884	1,992,973	0.4%
LG Electronics, Inc.	17,788	1,319,567	0.3%
POSCO Holdings, Inc.	3,823	1,170,317	0.2%
Samsung Electronics Co. Ltd.	304,870	15,174,867	2.7%
Samsung Electronics Co. Ltd., GDR	4,189	5,219,494	0.9%
SK Hynix, Inc.	58,019	5,038,492	0.9%

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
Other Securities		$56,157,926	9.7%

TOTAL SOUTH KOREA		90,014,412	15.8%

TAIWAN — (22.3%)
ASE Technology Holding Co. Ltd.	343,000	1,200,836	0.2%
CTBC Financial Holding Co. Ltd.	1,976,000	1,488,132	0.3%
Hon Hai Precision Industry Co. Ltd.	1,041,000	3,107,087	0.6%
MediaTek, Inc.	115,000	3,001,426	0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,681,000	27,454,943	4.8%
Uni-President Enterprises Corp.	571,000	1,197,928	0.2%
United Microelectronics Corp.	882,000	1,268,417	0.2%
Other Securities		90,250,784	15.8%

TOTAL TAIWAN		128,969,553	22.6%

THAILAND — (2.6%)
Other Securities		14,904,905	2.6%

TURKEY — (1.7%)
Other Securities		9,826,136	1.7%

UNITED ARAB EMIRATES — (2.2%)
Emaar Properties PJSC	849,753	1,548,066	0.3%
Emirates Telecommunications Group Co. PJSC	249,357	1,253,260	0.2%
Other Securities		10,044,706	1.8%

TOTAL UNITED ARAB EMIRATES		12,846,032	2.3%

UNITED KINGDOM — (0.1%)
Other Security		642,347	0.1%

TOTAL COMMON STOCKS		561,049,334	98.3%

PREFERRED STOCKS — (1.4%)
BRAZIL — (1.4%)
Itau Unibanco Holding SA , 5.576%	269,200	1,432,031	0.3%
Petroleo Brasileiro SA, 10.467%	483,114	3,328,880	0.6%
Other Securities		3,203,761	0.5%

TOTAL BRAZIL		7,964,672	1.4%

CHILE — (0.0%)
Other Securities		57,265	0.0%

COLOMBIA — (0.0%)
Other Securities		78,728	0.0%

INDIA — (0.0%)
Other Securities		21,826	0.0%

TOTAL PREFERRED STOCKS		8,122,491	1.4%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		1,359	0.0%

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
KUWAIT — (0.0%)
Other Security		$342	0.0%

MALAYSIA — (0.0%)
Other Security		1,004	0.0%

SOUTH KOREA — (0.0%)
Other Securities		6,316	0.0%

TAIWAN — (0.0%)
Other Securities		3,059	0.0%

THAILAND — (0.0%)
Other Securities		648	0.0%

TOTAL RIGHTS/WARRANTS		12,728	0.0%

TOTAL INVESTMENT SECURITIES (Cost $591,526,785)		569,184,553

		Value†
SECURITIES LENDING COLLATERAL — (1.4%)
@§ The DFA Short Term Investment Fund	691,668	8,000,521	1.4%

TOTAL INVESTMENTS—(100.0%) (Cost $599,527,308)		$577,185,074	101.1%

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$32,050,220	$461,217	—	$32,511,437
Cayman Islands	—	21,846	—	21,846
Chile	770,549	3,061,718	—	3,832,267
Colombia	887,014	3,302	—	890,316
Czech Republic	—	893,442	—	893,442
Egypt	150,029	19,743	—	169,772
Greece	40,491	3,603,582	—	3,644,073
Hungary	—	1,765,039	—	1,765,039
India	8,617,790	130,775,265	$20,613	139,413,668
Indonesia	—	15,682,280	25,055	15,707,335
Kuwait	3,877,861	431,575	—	4,309,436
Malaysia	—	12,132,182	—	12,132,182
Mexico	17,241,870	—	—	17,241,870
Peru	269,554	—	—	269,554
Philippines	151,867	4,528,009	—	4,679,876
Poland	—	8,096,092	—	8,096,092
Qatar	—	6,894,261	—	6,894,261
Saudi Arabia	22,305	29,096,063	—	29,118,368
South Africa	1,960,214	20,294,901	—	22,255,115
South Korea	5,364,527	84,563,684	86,201	90,014,412
Taiwan	689,170	128,280,383	—	128,969,553
Thailand	13,684,287	1,220,618	—	14,904,905

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Turkey	—	$9,826,136	—		$9,826,136
United Arab Emirates	—	12,846,032	—		12,846,032
United Kingdom	$642,347	—	—		642,347
Preferred Stocks
Brazil	7,947,216	17,456	—		7,964,672
Chile	—	57,265	—		57,265
Colombia	78,728	—	—		78,728
India	—	21,826	—		21,826
Rights/Warrants
Brazil	—	1,359	—		1,359
Kuwait	—	342	—		342
Malaysia	—	1,004	—		1,004
South Korea	—	6,316	—		6,316
Taiwan	—	3,059	—		3,059
Thailand	—	648	—		648
Securities Lending Collateral	—	8,000,521	—		8,000,521

TOTAL	$94,446,039	$482,607,166	$131,869	^	$577,185,074

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	Large Cap International Portfolio*	International Core Equity Portfolio*	Global Small Company Portfolio	International Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$73,816	$9,948,272
Investment Securities at Value (including $256,919, $1,270,656, $0 and $0 of securities on loan, respectively)	$5,042,238	$27,008,976	—	—
Temporary Cash Investments at Value & Cost	—	—	—	92,142
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $217,967, $1,012,942, $0 and $0, respectively)	217,964	1,012,941	—	—
Segregated Cash for Futures Contracts	2,509	10,931	—	4,827
Foreign Currencies at Value	40,347	211,573	—	—
Cash	10,359	7,303	—	—
Receivables:
Investment Securities Sold	6,019	57,437	—	—
Dividends, Interest and Tax Reclaims	25,418	140,068	—	375
Securities Lending Income	134	1,115	—	—
Fund Shares Sold	4,170	10,397	—	11,467
Futures Margin Variation	297	1,293	—	571
Prepaid Expenses and Other Assets	20	104	3	55

Total Assets	5,349,475	28,462,138	73,819	10,057,709

LIABILITIES:
Payables:
Upon Return of Securities Loaned	218,056	1,013,399	—	—
Investment Securities Purchased	5,687	34,779	—	—
Fund Shares Redeemed	6,407	38,297	188	9,552
Due to Advisor	617	4,735	6	2,134
Line of Credit	—	—	22	—
Unrealized Loss on Foreign Currency Contracts	—	9	—	—
Accrued Expenses and Other Liabilities	241	1,566	4	536

Total Liabilities	231,008	1,092,785	220	12,222

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$5,118,467	$27,369,353	$73,599	$10,045,487

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,118,467; $27,369,353; $73,599 and $10,045,487 and shares outstanding of 219,268,022, 2,022,229,995, 5,830,672 and 594,310,368, respectively, $0.01 Par Value (1)	$23.34	$13.53	$12.62	$16.90

(1) NUMBER OF SHARES AUTHORIZED	1,500,000,000	7,000,000,000	100,000,000	3,000,000,000

Investments in Affiliated Investment Companies at Cost	$—	$—	$69,951	N/A

Investment Securities at Cost	$3,791,649	$23,867,276	N/A	N/A

Foreign Currencies at Cost	$41,037	$218,734	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$4,408,084	$25,355,756	$69,724	$10,224,340
Total Distributable Earnings (Loss)	710,383	2,013,597	3,875	(178,853)

NET ASSETS	$5,118,467	$27,369,353	$73,599	$10,045,487

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio	Continental Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$248,690	$163,249	$18,698	$657,058
Receivables:
Fund Shares Sold	1	6	—	130
Prepaid Expenses and Other Assets	8	8	8	8

Total Assets	248,699	163,263	18,706	657,196

LIABILITIES:
Payables:
Fund Shares Redeemed	9	—	—	10
Due to Advisor	53	36	4	141
Accrued Expenses and Other Liabilities	17	15	4	25

Total Liabilities	79	51	8	176

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$248,620	$163,212	$18,698	$657,020

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $248,620; $163,212; $18,698 and $657,020 and shares outstanding of 11,861,008, 10,267,489, 883,384 and 25,582,571, respectively, $0.01 Par Value (1)	$20.96	$15.90	$21.17	$25.68

(1) NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$237,905	$234,785	$24,309	$656,584
Total Distributable Earnings (Loss)	10,715	(71,573)	(5,611)	436

NET ASSETS	$248,620	$163,212	$18,698	$657,020

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	DFA International Real Estate Securities Portfolio*	DFA Global Real Estate Securities Portfolio*	DFA International Small Cap Value Portfolio*	International Vector Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$2,059,809	—	—
Investment Securities at Value (including $137,830, $331,552, $232,321 and $158,979 of securities on loan, respectively)	$3,456,242	4,604,254	$9,859,260	$2,984,277
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $93,950, $339,955, $166,249 and $123,580, respectively)	93,949	339,950	166,249	123,579
Segregated Cash for Futures Contracts	1,434	—	5,458	1,288
Foreign Currencies at Value	19,299	—	92,379	11,340
Cash	3,718	5,159	1,187	1,155
Receivables:
Investment Securities Sold	13,901	—	18,901	22,082
Dividends, Interest and Tax Reclaims	21,396	2,963	69,128	16,443
Securities Lending Income	135	51	305	161
Fund Shares Sold	904	11,657	3,387	1,502
Futures Margin Variation	170	—	587	—
Unrealized Gain on Foreign Currency Contracts	43	—	—	33
Prepaid Expenses and Other Assets	7	41	25	18

Total Assets	3,611,198	7,023,884	10,216,866	3,161,878

LIABILITIES:
Payables:
Upon Return of Securities Loaned	94,116	339,940	166,247	123,605
Investment Securities Purchased	—	—	—	3,593
Fund Shares Redeemed	2,215	21,083	4,613	1,447
Due to Advisor	744	631	3,350	786
Futures Margin Variation	—	—	—	102
Unrealized Loss on Foreign Currency Contracts	2	—	—	—
Accrued Expenses and Other Liabilities	78	349	959	210

Total Liabilities	97,155	362,003	175,169	129,743

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$3,514,043	$6,661,881	$10,041,697	$3,032,135

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $3,514,043; $6,661,881; $10,041,697 and $3,032,135 and shares outstanding of 1,079,224,697, 760,796,605, 523,022,498 and 255,460,315, respectively, $0.01 Par Value (1)	$3.26	$8.76	$19.20	$11.87

(1) NUMBER OF SHARES AUTHORIZED	4,000,000,000	3,000,000,000	4,600,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$2,908,854	$—	$—

Investment Securities at Cost	$4,290,933	$4,766,667	$9,132,542	$2,577,516

Foreign Currencies at Cost	$19,306	$—	$93,872	$11,440

NET ASSETS CONSIST OF:
Paid-In Capital	$5,594,150	$7,775,325	$9,321,356	$2,677,716
Total Distributable Earnings (Loss)	(2,080,107)	(1,113,444)	720,341	354,419

NET ASSETS	$3,514,043	$6,661,881	$10,041,697	$3,032,135

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	International High Relative Profitability Portfolio*	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio*	World ex U.S. Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$241,290	—	—
Investment Securities at Value (including $85,885, $0, $144,307 and $16,973 of securities on loan, respectively)	$1,458,317	—	$3,305,068	$634,492
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $74,950, $0, $97,754 and $9,526, respectively)	74,949	—	97,753	9,526
Segregated Cash for Futures Contracts	381	—	1,478	—
Foreign Currencies at Value	2,739	—	21,908	412
Cash	4,778	112	11,192	—
Receivables:
Investment Securities Sold	832	—	6,870	2,270
Dividends, Interest and Tax Reclaims	6,314	—	13,676	3,168
Securities Lending Income	40	—	197	34
Fund Shares Sold	2,086	326	1,173	88
Futures Margin Variation	—	—	175	—
Prepaid Expenses and Other Assets	16	15	13	32

Total Assets	1,550,452	241,743	3,459,503	650,022

LIABILITIES:
Payables:
Due to Custodian	—	—	—	12
Upon Return of Securities Loaned	74,978	—	97,824	9,527
Investment Securities Purchased	—	—	6,120	3
Fund Shares Redeemed	1,440	22	1,273	665
Due to Advisor	318	28	726	221
Line of Credit	—	—	—	699
Futures Margin Variation	103	—	—	—
Unrealized Loss on Foreign Currency Contracts	—	—	1	—
Deferred Taxes Payable	—	—	9,554	1,553
Accrued Expenses and Other Liabilities	135	8	296	88

Total Liabilities	76,974	58	115,794	12,768

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$1,473,478	$241,685	$3,343,709	$637,254

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,473,478; $241,685; $3,343,709 and $637,254 and shares outstanding of 131,532,452, 21,311,644, 292,165,040 and 51,420,059, respectively, $0.01 Par Value (1)	$11.20	$11.34	$11.44	$12.39

(1) NUMBER OF SHARES AUTHORIZED	500,000,000	1,000,000,000	1,500,000,000	1,000,000,000

Investments in Affiliated Investment Companies at Cost	$—	$215,999	$—	$—

Investment Securities at Cost	$1,300,906	N/A	$2,998,790	$637,761

Foreign Currencies at Cost	$2,741	$—	$21,973	$414

NET ASSETS CONSIST OF:
Paid-In Capital	$1,390,984	$228,597	$3,141,898	$665,494
Total Distributable Earnings (Loss)	82,494	13,088	201,811	(28,240)

NET ASSETS	$1,473,478	$241,685	$3,343,709	$637,254

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$957,768	$252,061	$4,328,302	$3,805,865
Temporary Cash Investments at Value & Cost	20	—	—	—
Segregated Cash for Futures Contracts	—	168	—	—
Cash	—	2,697	—	—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	10,119	—	—	—
Dividends and Interest	1	—	—	—
Fund Shares Sold	1,072	9	1,952	876
Futures Margin Variation	—	20	—	—
Unrealized Gain on Forward Currency Contracts	—	479	—	—
Prepaid Expenses and Other Assets	6	17	13	37

Total Assets	968,986	255,451	4,330,267	3,806,778

LIABILITIES:
Payables:
Investment Securities/Affiliated Investment Companies Purchased	—	36	—	—
Fund Shares Redeemed	11,194	35	2,286	1,440
Due to Advisor	33	9	713	1,056
Unrealized Loss on Forward Currency Contracts	—	31	—	—
Accrued Expenses and Other Liabilities	27	10	203	163

Total Liabilities	11,254	121	3,202	2,659

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$957,732	$255,330	$4,327,065	$3,804,119

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $957,732; $255,330; $4,327,065 and $3,804,119 and shares outstanding of 49,499,528, 14,106,185, 173,486,946 and 183,879,955, respectively, $0.01 Par Value (1)	$19.35	$18.10	$24.94	$20.69

(1) NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$703,064	$162,022	N/A	N/A

NET ASSETS CONSIST OF:
Paid-In Capital	$721,135	$154,784	$3,130,935	$3,617,019
Total Distributable Earnings (Loss)	236,597	100,546	1,196,130	187,100

NET ASSETS	$957,732	$255,330	$4,327,065	$3,804,119

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Value Portfolio	Emerging Markets Core Equity Portfolio*	Emerging Markets Targeted Value Portfolio*	Emerging Markets ex China Core Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$9,992,908	—	—	—
Investment Securities at Value (including $0, $1,065,551, $6,083 and $14,321 of securities on loan, respectively)	—	$22,927,632	$218,762	$569,184
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $246,189, $1,726 and $8,001, respectively)	—	246,185	1,726	8,001
Segregated Cash for Futures Contracts	—	10,248	78	—
Foreign Currencies at Value	—	182,977	1,662	1,878
Cash	—	37,281	779	2,286
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	35,244	697	127
Dividends and Interest	—	34,390	135	812
Securities Lending Income	—	3,430	19	29
Fund Shares Sold	3,489	13,749	157	4,320
Futures Margin Variation	—	1,212	9	—
Unrealized Gain on Foreign Currency Contracts	—	34	—	—
Prepaid Expenses and Other Assets	74	83	16	19

Total Assets	9,996,471	23,492,465	224,040	586,656

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	246,300	1,727	8,001
Investment Securities/Affiliated Investment Companies Purchased	—	22,404	832	666
Fund Shares Redeemed	56,681	23,849	120	4,653
Due to Advisor	2,439	6,601	99	137
Unrealized Loss on Foreign Currency Contracts.	—	9	—	—
Deferred Taxes Payable	—	195,351	2,027	1,977
Accrued Expenses and Other Liabilities	517	3,024	57	132

Total Liabilities	59,637	497,538	4,862	15,566

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$9,936,834	$22,994,927	$219,178	$571,090

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $9,936,834; $22,994,927; $219,178 and $571,090 and shares outstanding of 370,861,647, 1,131,476,271, 21,350,566 and 66,285,481, respectively, $0.01 Par Value (1)	$26.79	$20.32	$10.27	$8.62

(1) NUMBER OF SHARES AUTHORIZED	3,000,000,000	5,000,000,000	500,000,000	500,000,000

Investment Securities at Cost	N/A	$19,005,142	$212,469	$591,527

Foreign Currencies at Cost	$—	$183,421	$1,666	$1,880

NET ASSETS CONSIST OF:
Paid-In Capital	$10,723,389	$21,856,831	$208,585	$624,222
Total Distributable Earnings (Loss)	(786,555)	1,138,096	10,593	(53,132)

NET ASSETS	$9,936,834	$22,994,927	$219,178	$571,090

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	Large Cap International Portfolio#	International Core Equity Portfolio#	Global Small Company Portfolio*	International Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $114 and $31,846, respectively)	—	—	$1,096	$336,842
Interest	—	—	2	260
Income from Securities Lending, Net	—	—	58	10,462
Expenses Allocated from Affiliated Investment Companies	—	—	(55)	(12,187)

Income Distributions Received from Affiliated Investment Companies	—	—	633	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	1,734	335,377

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $16,247, $94,040, $0 and $0, respectively)	$176,835	$997,022	—	—
Income from Securities Lending, Net	2,606	18,896	—	—

Total Fund Investment Income	179,441	1,015,918	—	—

Fund Expenses
Investment Management Fees	7,649	58,999	304	26,478
Accounting & Transfer Agent Fees	930	5,326	19	1,474
Custodian Fees	265	1,486	—	—
Filing Fees	82	371	18	150
Shareholders’ Reports	120	577	8	780
Directors’/Trustees’ Fees & Expenses	41	220	1	78
Professional Fees	146	737	1	101
Previously Waived Fees Recovered by Advisor (Note C)	—	—	6	—
Other	187	1,104	3	176

Total Fund Expenses	9,420	68,820	360	29,237

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	194	—
Fees Paid Indirectly (Note C)	286	—	—	—

Net Expenses	9,134	68,820	166	29,237

Net Investment Income (Loss)	170,307	947,098	1,568	306,140

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	—	1,919	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(69,911)	(162,570)	—	—
Affiliated Investment Companies Shares Sold	13	120	(937)	—
Transactions Allocated from Affiliated Investment Company**	—	—	(481)	(124,598)
Futures	8,432	32,560	—	11,496
Foreign Currency Transactions	91	(2,848)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	582,750	2,887,117	—	—
Affiliated Investment Companies Shares	91	607	(3,170)	—
Transactions Allocated from Affiliated Investment Company	—	—	3,483	818,605
Futures	(3,575)	(19,076)	—	(4,080)
Translation of Foreign Currency-Denominated Amounts	934	7,274	—	—

Net Realized and Unrealized Gain (Loss)	518,825	2,743,184	814	701,423

Net Increase (Decrease) in Net Assets Resulting from Operations	$689,132	$3,690,282	$2,382	$1,007,563

**	Net of foreign capital gain taxes withheld of $0, $0, $20 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*	Continental Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $762, $115, $5 and $3,082, respectively)	$6,857	$9,237	$839	$22,905
Interest	6	—	—	22
Income from Securities Lending, Net	190	535	5	726
Expenses Allocated from Affiliated Investment Companies	(302)	(258)	(24)	(849)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	6,751	9,514	820	22,804

Fund Expenses
Investment Management Fees	905	764	74	2,532
Accounting & Transfer Agent Fees	45	44	5	145
Filing Fees	21	19	17	20
Shareholders’ Reports	10	8	6	10
Directors’/Trustees’ Fees & Expenses	2	1	—	5
Professional Fees	3	1	—	7
Previously Waived Fees Recovered by Advisor (Note C)	—	—	—	1
Other	2	4	1	5

Total Fund Expenses	988	841	103	2,725

Fees Waived, Expenses Reimbursed by Advisor (Note C)	259	218	21	724

Net Expenses	729	623	82	2,001

Net Investment Income (Loss)	6,022	8,891	738	20,803

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	6,571	(14,428)	(1,041)	(6,379)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	32,438	11,518	2,081	59,050

Net Realized and Unrealized Gain (Loss)	39,009	(2,910)	1,040	52,671

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,031	$5,981	$1,778	$73,474

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio#	DFA Global Real Estate Securities Portfolio#	DFA International Small Cap Value Portfolio#	International Vector Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Income Distributions Received from Affiliated Investment Companies	—	$5,372	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	5,372	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $25,986, $0, $40,694 and $12,037, respectively)	$199,200	169,929	$402,124	$111,175
Income from Securities Lending, Net	3,144	386	4,509	2,588

Total Fund Investment Income	202,344	170,315	406,633	113,763

Fund Expenses
Investment Management Fees	10,641	15,045	42,001	9,661
Accounting & Transfer Agent Fees	482	1,273	1,802	671
Custodian Fees	311	36	1,130	231
Filing Fees	53	126	148	112
Shareholders’ Reports	74	316	251	78
Directors’/Trustees’ Fees & Expenses	35	61	81	24
Professional Fees	116	67	341	87
Other	188	134	375	112

Total Fund Expenses	11,900	17,058	46,129	10,976

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	6,580	—	—
Fees Paid Indirectly (Note C)	310	36	96	103

Net Expenses	11,590	10,442	46,033	10,873

Net Investment Income (Loss)	190,754	165,245	360,600	102,890

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	8,561	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(375,885)	30,694	94,798	(37,192)
Affiliated Investment Companies Shares Sold	39	(56,378)	18	(2)
Futures	1,094	935	12,515	1,361
Foreign Currency Transactions	(927)	—	(43)	(374)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	106,639	(590,759)	1,270,150	348,448
Affiliated Investment Companies Shares	76	18,711	120	65
Futures	(2,577)	(1,144)	(5,611)	(755)
Translation of Foreign Currency-Denominated Amounts	814	—	1,733	446

Net Realized and Unrealized Gain (Loss)	(270,727)	(589,380)	1,373,680	311,997

Net Increase (Decrease) in Net Assets Resulting from Operations	$(79,973)	$(424,135)	$1,734,280	$414,887

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	International High Relative Profitability Portfolio#	World ex U.S. Value Portfolio*	World ex U.S. Core Equity Portfolio#	World ex U.S. Targeted Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $1,064, $0 and $0, respectively)	—	$10,088	—	—
Interest	—	17	—	—
Income from Securities Lending, Net	—	127	—	—
Expenses Allocated from Affiliated Investment Companies	—	(426)	—	—

Income Distributions Received from Affiliated Investment Companies	—	632	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	10,438	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $5,217, $0, $13,737 and $2,604, respectively)	$48,848	—	$119,495	$23,571
Income from Securities Lending, Net	1,159	—	2,767	217

Total Fund Investment Income	50,007	—	122,262	23,788

Fund Expenses
Investment Management Fees	4,156	790	8,937	2,675
Accounting & Transfer Agent Fees	365	10	649	159
Custodian Fees	92	—	649	174
Filing Fees	58	23	49	50
Shareholders’ Reports	111	4	80	50
Directors’/Trustees’ Fees & Expenses	13	2	27	5
Professional Fees	35	6	144	59
Other	111	1	136	35

Total Fund Expenses	4,941	836	10,671	3,207

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	458	—	—
Fees Paid Indirectly (Note C)	—	—	60	—

Net Expenses	4,941	378	10,611	3,207

Net Investment Income (Loss)	45,066	10,060	111,651	20,581

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(21,646)	—	(55,925)	(12,795)
Affiliated Investment Companies Shares Sold	5	5	(11)	1
Transactions Allocated from Affiliated Investment Company**	—	(1,412)	—	—
Futures	1,386	—	3,739	423
Foreign Currency Transactions	222	—	(264)	(77)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	202,380	—	386,976	81,912
Affiliated Investment Companies Shares	41	2,376	71	1
Transactions Allocated from Affiliated Investment Company	—	22,935	—	—
Futures	(104)	—	(2,058)	—
Translation of Foreign Currency-Denominated Amounts	285	—	481	87

Net Realized and Unrealized Gain (Loss)	182,569	23,904	333,009	69,552

Net Increase (Decrease) in Net Assets Resulting from Operations	$227,635	$33,964	$444,660	$90,133

**	Net of foreign capital gain taxes withheld of $0, $85, $174 and $203, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $19,935 and $14,219, respectively)	—	$163	$151,043	$112,885
Interest	—	—	746	754
Income from Securities Lending, Net	—	—	3,889	12,628
Expenses Allocated from Affiliated Investment Companies	—	—	(6,206)	(10,083)

Income Distributions Received from Affiliated Investment Companies	$20,507	5,684	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	20,507	5,847	149,472	116,184

Fund Expenses
Investment Management Fees	2,242	667	13,060	20,602
Accounting & Transfer Agent Fees	137	57	594	545
Custodian Fees	1	1	—	—
Filing Fees	27	24	85	50
Shareholders’ Reports	16	14	157	94
Directors’/Trustees’ Fees & Expenses	7	2	34	29
Professional Fees	9	3	37	37
Previously Waived Fees Recovered by Advisor (Note C)	16	—	—	—
Other	29	10	29	24

Total Fund Expenses	2,484	778	13,996	21,381

Fees Waived, Expenses Reimbursed by Advisor (Note C)	1,774	552	4,504	7,925

Net Expenses	710	226	9,492	13,456

Net Investment Income (Loss)	19,797	5,621	139,980	102,728

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	13,934	4,197	—	—
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	(1,692)	7,967	—	—
Transactions Allocated from Affiliated Investment Company**	—	—	(73,267)	(49,702)
Futures	—	263	—	—
Forward Currency Contracts	—	(418)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	60,732	8,278	—	—
Transactions Allocated from Affiliated Investment Company	—	—	442,787	476,925
Futures	—	(91)	—	—
Forward Currency Contracts	—	344	—	—

Net Realized and Unrealized Gain (Loss)	72,974	20,540	369,520	427,223

Net Increase (Decrease) in Net Assets Resulting from Operations	$92,771	$26,161	$509,500	$529,951

**	Net of foreign capital gain taxes withheld of $0, $0, $5,794 and $7,714, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	Emerging Markets Value Portfolio*	Emerging Markets Core Equity Portfolio#	Emerging Markets Targeted Value Portfolio#	Emerging Markets ex China Core Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $57,159, $0, $0 and $0, respectively)	$460,886	—	—	—
Interest	1,466	—	—	—
Income from Securities Lending, Net	9,405	—	—	—
Expenses Allocated from Affiliated Investment Companies	(14,796)	—	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	456,961	—	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $103,816, $919 and $2,685, respectively)	—	$825,167	$6,786	$17,210
Income from Securities Lending, Net	—	35,984	298	232

Total Fund Investment Income	—	861,151	7,084	17,442

Fund Expenses
Investment Management Fees	40,121	79,663	1,149	1,713
Accounting & Transfer Agent Fees	978	3,968	55	110
Custodian Fees	—	7,878	157	379
Shareholder Servicing Fees
Institutional Class Shares[1]	24	—	—	—
Filing Fees	137	299	31	42
Shareholders’ Reports	262	743	22	16
Directors’/Trustees’ Fees & Expenses	79	179	1	4
Professional Fees	99	568	56	50
Organizational & Offering Costs	—	—	—	4
Previously Waived Fees Recovered by Advisor (Note C)	—	—	—	55
Other	68	834	9	72

Total Fund Expenses	41,768	94,132	1,480	2,445

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	—	212
Institutional Class Shares	10,558	—	—	—
Fees Paid Indirectly (Note C)	—	892	22	69

Net Expenses	31,210	93,240	1,458	2,164

Net Investment Income (Loss)	425,751	767,911	5,626	15,278

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	—	(303,346)	4,557	(8,988)
Affiliated Investment Companies Shares Sold	—	24	1	—
Transactions Allocated from Affiliated Investment Company**	14,022	—	—	—
Futures	—	21,786	254	249
Foreign Currency Transactions	—	(3,910)	(99)	23
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	2,793,280	18,390	52,097
Affiliated Investment Companies Shares	—	172	1	3
Transactions Allocated from Affiliated Investment Company	1,068,150	—	—	—
Futures	—	(15,235)	(98)	—
Translation of Foreign Currency-Denominated Amounts	—	(119)	3	(6)

Net Realized and Unrealized Gain (Loss)	1,082,172	2,492,652	23,009	43,378

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,507,923	$3,260,563	$28,635	$58,656

**	Net of foreign capital gain taxes withheld of $11,991, $17,503, $306 and $12, respectively.
1	Class R2 shares of the Emerging Markets Value Portfolio converted into Institutional Class shares on June 9, 2023.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Large Cap International Portfolio		International Core Equity Portfolio		Global Small Company Portfolio***
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$170,307	$173,632	$947,098	$1,015,999	$1,568	$1,497
Capital Gain Distributions Received from Investment Securities	—	—	—	—	1,919	3,071
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(69,911)	(72,788)	(162,570)	425,701	—	—
Affiliated Investment Companies Shares Sold	13	(41)	120	(333)	(937)	(1,418)
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	(481)	(2,875)
Futures	8,432	(12,682)	32,560	(44,185)	—	34
Foreign Currency Transactions	91	(5,948)	(2,848)	(47,812)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	582,750	(1,377,779)	2,887,117	(9,090,912)	—	—
Affiliated Investment Companies Shares	91	(125)	607	(769)	(3,170)	(7,951)
Transactions Allocated from Affiliated Investment Company	—	—	—	—	3,483	(8,701)
Futures	(3,575)	(202)	(19,076)	(3,107)	—	—
Translation of Foreign Currency-Denominated Amounts	934	(977)	7,274	(7,919)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	689,132	(1,296,910)	3,690,282	(7,753,337)	2,382	(16,343)

Distributions:
Institutional Class Shares	(153,335)	(180,306)	(813,378)	(1,137,900)	(1,067)	(3,556)
Capital Share Transactions (1):
Shares Issued	812,786	1,451,460	3,267,486	6,677,971	8,814	23,030
Shares Issued in Lieu of Cash Distributions	139,664	166,053	782,611	1,093,925	1,067	3,556
Shares Redeemed	(1,190,458)	(1,351,800)	(5,765,854)	(7,302,036)	(20,517)	(23,398)

Net Increase (Decrease) from Capital Share Transactions	(238,008)	265,713	(1,715,757)	469,860	(10,636)	3,188

Total Increase (Decrease) in Net Assets	297,789	(1,211,503)	1,161,147	(8,421,377)	(9,321)	(16,711)
Net Assets
Beginning of Year	4,820,678	6,032,181	26,208,206	34,629,583	82,920	99,631

End of Year	$5,118,467	$4,820,678	$27,369,353	$26,208,206	$73,599	$82,920

(1) Shares Issued and Redeemed:
Shares Issued	33,599	60,402	230,239	474,529	660	1,720
Shares Issued in Lieu of Cash Distributions	5,698	7,097	55,029	80,934	82	241
Shares Redeemed	(48,975)	(56,865)	(407,698)	(529,452)	(1,532)	(1,759)

Net Increase (Decrease) from Shares Issued and Redeemed	(9,678)	10,634	(122,430)	26,011	(790)	202

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $20, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $22, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International Small		Japanese Small		Asia Pacific Small
	Company Portfolio***		Company Portfolio***		Company Portfolio***
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$306,140	$316,287	$6,022	$7,212	$8,891	$12,767
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(124,598)	164,767	6,571	12,397	(14,428)	14,514
Futures	11,496	(19,889)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	818,605	(3,930,327)	32,438	(107,385)	11,518	(124,402)
Futures	(4,080)	271	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,007,563	(3,468,891)	45,031	(87,776)	5,981	(97,121)

Distributions:
Institutional Class Shares	(431,764)	(851,167)	(15,684)	(18,487)	(23,333)	(42,269)
Capital Share Transactions (1):
Shares Issued	1,772,616	2,335,205	25,805	25,594	5,937	4,042
Shares Issued in Lieu of Cash Distributions	422,678	834,024	15,682	18,485	23,330	42,264
Shares Redeemed	(2,045,701)	(2,994,929)	(89,765)	(50,102)	(78,905)	(58,204)

Net Increase (Decrease) from Capital Share Transactions	149,593	174,300	(48,278)	(6,023)	(49,638)	(11,898)

Total Increase (Decrease) in Net Assets	725,392	(4,145,758)	(18,931)	(112,286)	(66,990)	(151,288)
Net Assets
Beginning of Year	9,320,095	13,465,853	267,551	379,837	230,202	381,490

End of Year	$10,045,487	$9,320,095	$248,620	$267,551	$163,212	$230,202

(1) Shares Issued and Redeemed:
Shares Issued	98,891	123,348	1,223	1,240	339	194
Shares Issued in Lieu of Cash Distributions	23,765	41,490	793	765	1,295	1,874
Shares Redeemed	(113,530)	(157,815)	(4,473)	(2,408)	(4,601)	(2,997)

Net Increase (Decrease) from Shares Issued and Redeemed	9,126	7,023	(2,457)	(403)	(2,967)	(929)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio***		Continental Small Company Portfolio***		DFA International Real Estate Securities Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$738	$1,003	$20,803	$20,054	$190,754	$199,913
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	—	—	—	(375,885)	(97,218)
Affiliated Investment Companies Shares Sold	—	—	—	—	39	(101)
Transactions Allocated from Affiliated Investment Company*,**	(1,041)	(2,989)	(6,379)	(26,021)	—	—
Futures	—	—	—	—	1,094	(4,273)
Foreign Currency Transactions	—	—	—	—	(927)	(5,807)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	—	—	—	106,639	(1,783,196)
Affiliated Investment Companies Shares	—	—	—	—	76	(106)
Transactions Allocated from Affiliated Investment Company	2,081	(9,155)	59,050	(261,540)	—	—
Futures	—	—	—	—	(2,577)	171
Translation of Foreign Currency-Denominated Amounts	—	—	—	—	814	(1,176)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,778	(11,141)	73,474	(267,507)	(79,973)	(1,691,793)

Distributions:
Institutional Class Shares	(438)	(1,908)	(21,516)	(37,480)	—	(447,007)
Capital Share Transactions (1):
Shares Issued	2,748	2,169	6,810	69,996	430,896	1,001,675
Shares Issued in Lieu of Cash Distributions	438	1,908	21,515	37,477	—	444,430
Shares Redeemed	(4,226)	(16,763)	(39,586)	(53,922)	(1,289,028)	(842,621)

Net Increase (Decrease) from Capital Share Transactions	(1,040)	(12,686)	(11,261)	53,551	(858,132)	603,484

Total Increase (Decrease) in Net Assets	300	(25,735)	40,697	(251,436)	(938,105)	(1,535,316)
Net Assets
Beginning of Year	18,398	44,133	616,323	867,759	4,452,148	5,987,464

End of Year	$18,698	$18,398	$657,020	$616,323	$3,514,043	$4,452,148

(1) Shares Issued and Redeemed:
Shares Issued	120	97	243	2,142	117,557	242,147
Shares Issued in Lieu of Cash Distributions	19	71	775	1,270	—	96,826
Shares Redeemed	(181)	(634)	(1,391)	(2,058)	(355,417)	(209,429)

Net Increase (Decrease) from Shares Issued and Redeemed	(42)	(466)	(373)	1,354	(237,860)	129,544

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$165,245	$397,376	$360,600	$357,490	$102,890	$105,563
Capital Gain Distributions Received from Investment Securities	8,561	8,517	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	30,694	71,264	94,798	16,007	(37,192)	(2,689)
Affiliated Investment Companies Shares Sold	(56,378)	196,468	18	9	(2)	(9)
Futures	935	174	12,515	(36,186)	1,361	(3,680)
Foreign Currency Transactions	—	—	(43)	(19,023)	(374)	(5,208)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(590,759)	(1,350,594)	1,270,150	(2,899,988)	348,448	(921,097)
Affiliated Investment Companies Shares	18,711	(1,630,271)	120	(167)	65	(86)
Futures	(1,144)	1,144	(5,611)	(1,079)	(755)	(387)
Translation of Foreign Currency-Denominated Amounts	—	—	1,733	(2,550)	446	(575)

Net Increase (Decrease) in Net Assets Resulting from Operations	(424,135)	(2,305,922)	1,734,280	(2,585,487)	414,887	(828,168)

Distributions:
Institutional Class Shares	(427,031)	(480,433)	(325,253)	(516,572)	(87,142)	(187,309)
Capital Share Transactions (1):
Shares Issued	1,700,976	2,104,042	797,051	2,106,642	255,188	877,531
Shares Issued in Lieu of Cash Distributions	409,942	461,594	279,530	455,244	86,542	186,180
Shares Redeemed	(2,468,944)	(2,445,794)	(2,108,611)	(2,579,838)	(520,271)	(882,093)

Net Increase (Decrease) from Capital Share Transactions	(358,026)	119,842	(1,032,030)	(17,952)	(178,541)	181,618

Total Increase (Decrease) in Net Assets	(1,209,192)	(2,666,513)	376,997	(3,120,011)	149,204	(833,859)
Net Assets
Beginning of Year	7,871,073	10,537,586	9,664,700	12,784,711	2,882,931	3,716,790

End of Year	$6,661,881	$7,871,073	$10,041,697	$9,664,700	$3,032,135	$2,882,931

(1) Shares Issued and Redeemed:
Shares Issued	174,511	180,469	40,801	109,457	20,731	73,372
Shares Issued in Lieu of Cash Distributions	40,790	35,644	14,462	23,531	7,002	14,949
Shares Redeemed	(252,569)	(210,655)	(107,327)	(135,322)	(42,435)	(74,366)

Net Increase (Decrease) from Shares Issued and Redeemed	(37,268)	5,458	(52,064)	(2,334)	(14,702)	13,955

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International High Relative Profitability Portfolio		World ex U.S. Value Portfolio***		World ex U.S. Core Equity Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$45,066	$63,382	$10,060	$9,610	$111,651	$118,511
Capital Gain Distributions Received from Investment Securities	—	—	—	195	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(21,646)	(55,920)	—	—	(55,925)	77,983
Affiliated Investment Companies Shares Sold	5	(25)	5	636	(11)	(24)
Transactions Allocated from Affiliated Investment Company*,**	—	—	(1,412)	(201)	—	—
Futures	1,386	291	—	(44)	3,739	(3,864)
Foreign Currency Transactions	222	(936)	—	—	(264)	(4,896)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	202,380	(536,106)	—	—	386,976	(1,093,022)
Affiliated Investment Companies Shares	41	(47)	2,376	(6,125)	71	(95)
Transactions Allocated from Affiliated Investment Company	—	—	22,935	(42,768)	—	—
Futures	(104)	—	—	—	(2,058)	(167)
Translation of Foreign Currency-Denominated Amounts	285	(283)	—	—	481	(568)

Net Increase (Decrease) in Net Assets Resulting from Operations	227,635	(529,644)	33,964	(38,697)	444,660	(906,142)

Distributions:
Institutional Class Shares	(42,438)	(79,006)	(9,912)	(10,666)	(109,998)	(119,142)
Capital Share Transactions (1):
Shares Issued	195,267	699,881	60,584	40,039	368,722	732,628
Shares Issued in Lieu of Cash Distributions	41,363	77,582	9,463	10,666	109,530	118,577
Shares Redeemed	(554,983)	(745,903)	(46,673)	(115,749)	(591,265)	(793,027)

Net Increase (Decrease) from Capital Share Transactions	(318,353)	31,560	23,374	(65,044)	(113,013)	58,178

Total Increase (Decrease) in Net Assets	(133,156)	(577,090)	47,426	(114,407)	221,649	(967,106)
Net Assets
Beginning of Year	1,606,634	2,183,724	194,259	308,666	3,122,060	4,089,166

End of Year	$1,473,478	$1,606,634	$241,685	$194,259	$3,343,709	$3,122,060

(1) Shares Issued and Redeemed:
Shares Issued	16,750	57,992	5,308	3,535	30,772	60,965
Shares Issued in Lieu of Cash Distributions	3,496	6,680	809	952	9,134	10,302
Shares Redeemed	(47,502)	(64,934)	(3,973)	(9,687)	(49,377)	(65,101)

Net Increase (Decrease) from Shares Issued and Redeemed	(27,256)	(262)	2,144	(5,200)	(9,471)	6,166

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $85 and $174, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $75 and $223, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	World ex U.S. Targeted Value Portfolio		World Core Equity Portfolio		Selectively Hedged Global Equity Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$20,581	$20,671	$19,797	$22,962	$5,621	$6,856
Capital Gain Distributions Received from Investment Securities	—	—	13,934	16,695	4,197	6,687
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(12,795)	(12,143)	—	—	—	—
Affiliated Investment Companies Shares Sold	1	(1)	(1,692)	(8,828)	7,967	3,300
Futures	423	174	—	(6)	263	(251)
Foreign Currency Transactions	(77)	(839)	—	—	—	—
Forward Currency Contracts	—	—	—	—	(418)	11,432
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	81,912	(177,379)	—	—	—	—
Affiliated Investment Companies Shares	1	(1)	60,732	(213,117)	8,278	(71,420)
Futures	—	(46)	—	—	(91)	(234)
Translation of Foreign Currency-Denominated Amounts	87	71	—	—	—	—
Forward Currency Contracts	—	—	—	—	344	(243)

Net Increase (Decrease) in Net Assets Resulting from Operations	90,133	(169,493)	92,771	(182,294)	26,161	(43,873)

Distributions:
Institutional Class Shares	(19,463)	(56,676)	(33,264)	(31,168)	(24,285)	(21,529)
Capital Share Transactions (1):
Shares Issued	87,117	303,674	84,179	287,694	20,252	39,834
Shares Issued in Lieu of Cash Distributions	19,439	56,609	28,882	30,117	24,140	21,408
Shares Redeemed	(107,529)	(340,881)	(163,853)	(244,046)	(61,646)	(73,839)

Net Increase (Decrease) from Capital Share Transactions	(973)	19,402	(50,792)	73,765	(17,254)	(12,597)

Total Increase (Decrease) in Net Assets	69,697	(206,767)	8,715	(139,697)	(15,378)	(77,999)
Net Assets
Beginning of Year	567,557	774,324	949,017	1,088,714	270,708	348,707

End of Year	$637,254	$567,557	$957,732	$949,017	$255,330	$270,708

(1) Shares Issued and Redeemed:
Shares Issued	6,858	24,012	4,274	14,000	1,108	2,058
Shares Issued in Lieu of Cash Distributions	1,517	4,258	1,471	1,512	1,379	1,017
Shares Redeemed	(8,458)	(27,420)	(8,261)	(11,765)	(3,346)	(3,709)

Net Increase (Decrease) from Shares Issued and Redeemed	(83)	850	(2,516)	3,747	(859)	(634)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $203, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $429, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio***		Emerging Markets Small Cap Portfolio***		Emerging Markets Value Portfolio***
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$139,980	$156,764	$102,728	$114,895	$425,751	$530,555
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(73,267)	17,009	(49,702)	98,361	14,022	351,369
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	442,787	(1,618,027)	476,925	(1,298,644)	1,068,150	(3,262,606)

Net Increase (Decrease) in Net Assets Resulting from Operations	509,500	(1,444,254)	529,951	(1,085,388)	1,507,923	(2,380,682)

Distributions:
Class R2 Shares	—	—	—	—	—	(643)
Institutional Class Shares	(141,785)	(372,779)	(166,834)	(329,169)	(411,459)	(558,273)

Total Distributions	(141,785)	(372,779)	(166,834)	(329,169)	(411,459)	(558,916)

Capital Share Transactions (1):
Shares Issued	658,031	1,486,746	411,134	598,832	1,241,262	1,872,666
Shares Issued in Lieu of Cash Distributions	136,792	359,767	155,308	308,292	393,166	536,547
Shares Issued upon Conversion from Class R2	—	—	—	—	18,520	—
Shares Redeemed	(774,254)	(2,315,886)	(637,349)	(1,096,582)	(2,425,659)	(3,128,244)

Net Increase (Decrease) from Capital Share Transactions	20,569	(469,373)	(70,907)	(189,458)	(772,711)	(719,031)

Total Increase (Decrease) in Net Assets	388,284	(2,286,406)	292,210	(1,604,015)	323,753	(3,658,629)
Net Assets
Beginning of Year	3,938,781	6,225,187	3,511,909	5,115,924	9,613,081	13,271,710

End of Year	$4,327,065	$3,938,781	$3,804,119	$3,511,909	$9,936,834	$9,613,081

(1) Shares Issued and Redeemed:
Shares Issued	24,952	53,138	19,271	26,598	44,938	64,891
Shares Issued in Lieu of Cash Distributions	5,259	12,564	7,416	13,241	14,282	19,778
Shares Issued upon Conversion from Class R2	—	—	—	—	644	—
Shares Redeemed	(29,645)	(81,119)	(30,005)	(49,181)	(88,320)	(106,929)

Net Increase (Decrease) from Shares Issued and Redeemed	566	(15,417)	(3,318)	(9,342)	(28,456)	(22,260)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $5,794, $7,714 and $11,991, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $4,859, $9,037 and $11,422, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Core Equity Portfolio		Emerging Markets Targeted Value Portfolio		Emerging Markets ex China Core Equity Portfolioʊ
						Period
						Nov 15,
	Year	Year	Year	Year	Year	2021ʊ
	Ended	Ended	Ended	Ended	Ended	to
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$767,911	$883,592	$5,626	$5,721	$15,278	$11,116
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(303,346)	75,499	4,557	5,284	(8,988)	(19,163)
Affiliated Investment Companies Shares Sold	24	(37)	1	(1)	—	—
Futures	21,786	(37,872)	254	(135)	249	(495)
Foreign Currency Transactions	(3,910)	(25,138)	(99)	(127)	23	(256)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	2,793,280	(8,179,321)	18,390	(60,418)	52,097	(76,418)
Affiliated Investment Companies Shares	172	(254)	1	(1)	3	(3)
Futures	(15,235)	(2,325)	(98)	(54)	—	—
Translation of Foreign Currency-Denominated Amounts	(119)	(7)	3	259	(6)	(1)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,260,563	(7,285,863)	28,635	(49,472)	58,656	(85,220)

Distributions:
Institutional Class Shares	(718,790)	(942,726)	(8,593)	(22,133)	(14,175)	(10,224)
Capital Share Transactions (1):
Shares Issued	3,784,373	7,057,849	40,849	87,606	236,642	729,801
Shares Issued in Lieu of Cash Distributions	685,310	895,345	8,389	21,501	12,679	9,316
Shares Redeemed	(4,985,104)	(7,911,399)	(40,028)	(82,497)	(147,159)	(219,226)

Net Increase (Decrease) from Capital Share Transactions	(515,421)	41,795	9,210	26,610	102,162	519,891

Total Increase (Decrease) in Net Assets	2,026,352	(8,186,794)	29,252	(44,995)	146,643	424,447
Net Assets
Beginning of Year	20,968,575	29,155,369	189,926	234,921	424,447	—

End of Year	$22,994,927	$20,968,575	$219,178	$189,926	$571,090	$424,447

(1) Shares Issued and Redeemed:
Shares Issued	180,050	315,242	3,944	8,132	27,058	79,414
Shares Issued in Lieu of Cash Distributions	32,622	43,699	836	1,847	1,440	1,143
Shares Redeemed	(237,918)	(361,196)	(3,874)	(7,430)	(16,908)	(25,861)

Net Increase (Decrease) from Shares Issued and Redeemed	(25,246)	(2,255)	906	2,549	11,590	54,696

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $17,503, $306 and $12, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $11,895, $349 and $6, respectively.
ʊ	The Portfolio commenced operations on November 15, 2021.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Large Cap International Portfolio					International Core Equity Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$21.06	$27.63	$20.90	$22.78	$21.29	$12.22	$16.35	$12.08	$13.19	$12.65

Income from Investment Operations (A)
Net Investment Income (Loss)	0.76	0.78	0.70	0.49	0.70	0.46	0.47	0.40	0.28	0.41
Net Gains (Losses) on Securities (Realized and Unrealized)	2.22	(6.54)	6.70	(1.87)	1.47	1.25	(4.07)	4.24	(1.11)	0.53

Total from Investment Operations	2.98	(5.76)	7.40	(1.38)	2.17	1.71	(3.60)	4.64	(0.83)	0.94

Less Distributions:
Net Investment Income	(0.70)	(0.81)	(0.67)	(0.50)	(0.68)	(0.40)	(0.53)	(0.37)	(0.28)	(0.40)

Total Distributions	(0.70)	(0.81)	(0.67)	(0.50)	(0.68)	(0.40)	(0.53)	(0.37)	(0.28)	(0.40)

Net Asset Value, End of Year	$23.34	$21.06	$27.63	$20.90	$22.78	$13.53	$12.22	$16.35	$12.08	$13.19

Total Return	14.00%	(21.12%)	35.55%	(6.05%)	10.38%	13.84%	(22.29%)	38.56%	(6.32%)	7.67%

Net Assets, End of Year (thousands)	$5,118,467	$4,820,678	$6,032,181	$4,700,488	$5,356,475	$27,369,353	$26,208,206	$34,629,583	$24,965,561	$30,559,427
Ratio of Expenses to Average Net Assets	0.17%	0.17%	0.19%	0.22%	0.23%	0.23%	0.24%	0.25%	0.30%	0.29%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.17%	0.17%	0.19%	0.23%	0.24%	0.23%	0.24%	0.25%	0.30%	0.31%
Ratio of Net Investment Income to Average Net Assets	3.12%	3.17%	2.65%	2.31%	3.22%	3.21%	3.27%	2.56%	2.24%	3.21%
Portfolio Turnover Rate	8%	9%	14%	19%	7%	9%	11%	8%	4%	6%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Small Company Portfolio					International Small Company Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$12.52	$15.52	$10.50	$11.07	$10.73	$15.93	$23.29	$16.84	$18.21	$18.46

Income from Investment Operations (A)
Net Investment Income (Loss)	0.24	0.23	0.22	0.15	0.18	0.52	0.54	0.41	0.33	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02	(2.68)	4.97	(0.55)	0.27	1.19	(6.44)	6.42	(0.93)	0.58

Total from Investment Operations	0.26	(2.45)	5.19	(0.40)	0.45	1.71	(5.90)	6.83	(0.60)	1.01

Less Distributions:
Net Investment Income	(0.16)	(0.25)	(0.17)	(0.17)	(0.11)	(0.53)	(0.67)	(0.38)	(0.37)	(0.44)
Net Realized Gains	—	(0.30)	—	—	—	(0.21)	(0.79)	—	(0.40)	(0.82)

Total Distributions	(0.16)	(0.55)	(0.17)	(0.17)	(0.11)	(0.74)	(1.46)	(0.38)	(0.77)	(1.26)

Net Asset Value, End of Year	$12.62	$12.52	$15.52	$10.50	$11.07	$16.90	$15.93	$23.29	$16.84	$18.21

Total Return	2.05%	(16.32%)	49.81%	(3.75%)	4.29%	10.58%	(26.55%)	40.83%	(3.64%)	6.44%

Net Assets, End of Year (thousands)	$73,599	$82,920	$99,631	$43,568	$41,286	$10,045,487	$9,320,095	$13,465,853	$10,148,132	$12,750,110
Ratio of Expenses to Average Net Assets *(B)	0.42%	0.44%	0.47%	0.47%	0.49%	0.39%	0.41%	0.46%	0.53%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.64%	0.66%	0.71%	0.85%	0.93%	0.39%	0.41%	0.46%	0.53%	0.54%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.66%	1.49%	1.50%	1.69%	2.89%	2.79%	1.90%	1.96%	2.44%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.22%	0.22%	0.24%	0.27%	0.27%	0.12%	0.12%	0.12%	0.12%	0.12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Japanese Small Company Portfolio					Asia Pacific Small Company Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$18.69	$25.80	$23.39	$24.89	$25.70	$17.39	$26.94	$20.13	$21.11	$20.83

Income from Investment Operations (A)
Net Investment Income (Loss)	0.49	0.48	0.44	0.40	0.45	0.73	0.84	0.75	0.75	0.77
Net Gains (Losses) on Securities (Realized and Unrealized)	2.87	(6.33)	2.51	(0.91)	0.37	(0.46)	(7.40)	6.74	(0.77)	0.19

Total from Investment Operations	3.36	(5.85)	2.95	(0.51)	0.82	0.27	(6.56)	7.49	(0.02)	0.96

Less Distributions:
Net Investment Income	(0.26)	(0.53)	(0.54)	(0.61)	(0.28)	(0.75)	(1.07)	(0.68)	(0.96)	(0.68)
Net Realized Gains	(0.83)	(0.73)	—	(0.38)	(1.35)	(1.01)	(1.92)	—	—	—

Total Distributions	(1.09)	(1.26)	(0.54)	(0.99)	(1.63)	(1.76)	(2.99)	(0.68)	(0.96)	(0.68)

Net Asset Value, End of Year	$20.96	$18.69	$25.80	$23.39	$24.89	$15.90	$17.39	$26.94	$20.13	$21.11

Total Return	18.33%	(23.79%)	12.66%	(2.32%)	4.01%	0.37%	(26.90%)	37.81%	(0.23%)	4.81%

Net Assets, End of Year (thousands)	$248,620	$267,551	$379,837	$466,696	$640,068	$163,212	$230,202	$381,490	$378,682	$340,649
Ratio of Expenses to Average Net Assets	0.40%	0.42%	0.47%	0.54%	0.55%	0.40%	0.42%	0.48%	0.54%	0.57%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.50%	0.52%	0.57%	0.64%	0.65%	0.50%	0.52%	0.58%	0.64%	0.67%
Ratio of Net Investment Income to Average Net Assets	2.33%	2.24%	1.69%	1.74%	1.91%	4.08%	3.95%	3.01%	3.92%	3.65%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	United Kingdom Small Company Portfolio					Continental Small Company Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$19.89	$31.72	$21.35	$27.85	$26.95	$23.75	$35.27	$23.82	$24.84	$24.37

Income from Investment Operations (A)
Net Investment Income (Loss)	0.82	0.94	0.58	0.43	0.76	0.81	0.76	0.57	0.40	0.55
Net Gains (Losses) on Securities (Realized and Unrealized)	0.96	(11.25)	10.31	(4.00)	1.68	1.96	(10.80)	11.45	(1.04)	1.23

Total from Investment Operations	1.78	(10.31)	10.89	(3.57)	2.44	2.77	(10.04)	12.02	(0.64)	1.78

Less Distributions:
Net Investment Income	(0.50)	(0.97)	(0.52)	(0.68)	(0.47)	(0.84)	(0.80)	(0.57)	(0.38)	(0.51)
Net Realized Gains	—	(0.55)	—	(2.25)	(1.07)	—	(0.68)	—	—	(0.80)

Total Distributions	(0.50)	(1.52)	(0.52)	(2.93)	(1.54)	(0.84)	(1.48)	(0.57)	(0.38)	(1.31)

Net Asset Value, End of Year	$21.17	$19.89	$31.72	$21.35	$27.85	$25.68	$23.75	$35.27	$23.82	$24.84

Total Return	8.78%	(33.62%)	51.31%	(15.27%)	10.14%	11.43%	(29.26%)	50.70%	(2.63%)	7.94%

Net Assets, End of Year (thousands)	$18,698	$18,398	$44,133	$16,867	$26,540	$657,020	$616,323	$867,759	$537,744	$657,105
Ratio of Expenses to Average Net Assets	0.51%	0.56%	0.59%	0.59%	0.59%	0.39%	0.42%	0.47%	0.54%	0.56%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.61%	0.66%	0.74%	0.86%	0.82%	0.49%	0.52%	0.57%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets	3.50%	3.62%	1.88%	1.89%	2.92%	2.88%	2.61%	1.76%	1.68%	2.30%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Real Estate Securities Portfolio					DFA Global Real Estate Securities Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023		Year Ended Oct 31, 2022		Year Ended Oct 31, 2021		Year Ended Oct 31, 2020		Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$3.38	$5.04	$3.77	$5.61	$4.85	$9.86		$13.29		$9.57		$12.71		$10.71

Income from Investment Operations (A)
Net Investment Income (Loss)	0.16	0.15	0.16	0.15	0.20	0.21		0.49		0.16		0.68		0.34	**
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.28)	(1.44)	1.11	(1.35)	0.83	(0.76)		(3.32)		3.80		(3.00)		2.16	**

Total from Investment Operations	(0.12)	(1.29)	1.27	(1.20)	1.03	(0.55)		(2.83)		3.96		(2.32)		2.50

Less Distributions:
Net Investment Income	—	(0.37)	—	(0.64)	(0.27)	(0.14)		(0.48)		(0.20)		(0.70)		(0.50)
Net Realized Gains	—	—	—	—	—	(0.41)		(0.12)		(0.04)		(0.12)		(—)

Total Distributions	—	(0.37)	—	(0.64)	(0.27)	(0.55)		(0.60)		(0.24)		(0.82)		(0.50)

Net Asset Value, End of Year	$3.26	$3.38	$5.04	$3.77	$5.61	$8.76		$9.86		$13.29		$9.57		$12.71

Total Return	(3.55%)	(27.50%)	33.69%	(23.98%)	22.54%	(6.27%)		(22.34%)		42.08%		(19.28%)		24.55%

Net Assets, End of Year (thousands)	$3,514,043	$4,452,148	$5,987,464	$4,646,848	$6,297,963	$6,661,881		$7,871,073		$10,537,586		$7,225,825		$9,269,011
Ratio of Expenses to Average Net Assets *	0.26%	0.27%	0.27%	0.26%	0.27%	0.23	%(B)	0.24	%(B)	0.24	%(B)	0.24	%(B)	0.24	%(B)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.27%	0.27%	0.27%	0.27%	0.28%	0.31	%(B)	0.33	%(B)	0.34	%(B)	0.34	%(B)	0.35	%(B)
Ratio of Net Investment Income to Average Net Assets	4.30%	3.67%	3.29%	3.61%	4.01%	2.12%		4.14%		1.33%		6.44%		2.95	%**
Portfolio Turnover Rate	6%	6%	8%	12%	8%	0%		1%		1%		0%		0%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A	N/A	0.09%		0.10%		0.11%		0.12%		0.13%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Small Cap Value Portfolio					International Vector Equity Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$16.81	$22.14	$15.65	$18.58	$19.24	$10.67	$14.51	$10.42	$11.62	$11.74

Income from Investment Operations (A)
Net Investment Income (Loss)	0.66	0.61	0.44	0.33	0.45	0.40	0.40	0.32	0.23	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	2.33	(5.05)	6.48	(2.65)	(0.01)	1.14	(3.52)	4.06	(1.20)	0.24

Total from Investment Operations	2.99	(4.44)	6.92	(2.32)	0.44	1.54	(3.12)	4.38	(0.97)	0.57

Less Distributions:
Net Investment Income	(0.60)	(0.73)	(0.43)	(0.32)	(0.48)	(0.34)	(0.45)	(0.29)	(0.23)	(0.34)
Net Realized Gains	—	(0.16)	—	(0.29)	(0.62)	—	(0.27)	—	—	(0.35)

Total Distributions	(0.60)	(0.89)	(0.43)	(0.61)	(1.10)	(0.34)	(0.72)	(0.29)	(0.23)	(0.69)

Net Asset Value, End of Year	$19.20	$16.81	$22.14	$15.65	$18.58	$11.87	$10.67	$14.51	$10.42	$11.62

Total Return	17.80%	(20.53%)	44.61%	(13.03%)	2.94%	14.34%	(22.16%)	42.24%	(8.41%)	5.49%

Net Assets, End of Year (thousands)	$10,041,697	$9,664,700	$12,784,711	$9,887,928	$13,428,084	$3,032,135	$2,882,931	$3,716,790	$2,722,859	$2,578,134
Ratio of Expenses to Average Net Assets	0.43%	0.46%	0.53%	0.65%	0.68%	0.34%	0.36%	0.42%	0.47%	0.50%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.43%	0.46%	0.53%	0.66%	0.69%	0.34%	0.36%	0.42%	0.48%	0.50%
Ratio of Net Investment Income to Average Net Assets	3.35%	3.13%	2.13%	2.02%	2.48%	3.20%	3.16%	2.35%	2.20%	2.94%
Portfolio Turnover Rate	13%	24%	15%	14%	18%	13%	17%	15%	18%	17%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International High Relative Profitability Portfolio					World Ex U.S. Value Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023		Year Ended Oct 31, 2022		Year Ended Oct 31, 2021		Year Ended Oct 31, 2020		Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$10.12	$13.73	$10.64	$10.74	$9.71	$10.14		$12.67		$8.99		$10.97		$11.16

Income from Investment Operations (A)
Net Investment Income (Loss)	0.32	0.38	0.30	0.21	0.27	0.48		0.47		0.38		0.25		0.35
Net Gains (Losses) on Securities (Realized and Unrealized)	1.07	(3.51)	3.08	(0.13)	1.00	1.20		(2.49)		3.66		(1.96)		0.04

Total from Investment Operations	1.39	(3.13)	3.38	0.08	1.27	1.68		(2.02)		4.04		(1.71)		0.39

Less Distributions:
Net Investment Income	(0.31)	(0.37)	(0.29)	(0.18)	(0.24)	(0.48)		(0.51)		(0.36)		(0.27)		(0.35)
Net Realized Gains	—	(0.11)	—	—	—	—		—		—		—		(0.23)

Total Distributions	(0.31)	(0.48)	(0.29)	(0.18)	(0.24)	(0.48)		(0.51)		(0.36)		(0.27)		(0.58)

Net Asset Value, End of Year	$11.20	$10.12	$13.73	$10.64	$10.74	$11.34		$10.14		$12.67		$8.99		$10.97

Total Return	13.58%	(23.22%)	31.85%	0.80%	13.19%	16.53%		(16.23%)		45.23%		(15.76%)		3.75%

Net Assets, End of Year (thousands)	$1,473,478	$1,606,634	$2,183,724	$1,475,345	$658,448	$241,685		$194,259		$308,666		$206,915		$302,369
Ratio of Expenses to Average Net Assets *	0.30%	0.30%	0.30%	0.30%	0.33%	0.36	%(B)	0.40	%(B)	0.44	%(B)	0.50	%(B)	0.54	%(B)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.30%	0.30%	0.30%	0.31%	0.34%	0.55	%(B)	0.59	%(B)	0.64	%(B)	0.71	%(B)	0.76	%(B)
Ratio of Net Investment Income to Average Net Assets	2.71%	3.15%	2.30%	1.97%	2.69%	4.08%		4.02%		3.14%		2.56%		3.25%
Portfolio Turnover Rate	11%	22%	15%	15%	9%	N/A		N/A		N/A		N/A		N/A

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A	N/A	0.19%		0.19%		0.20%		0.23%		0.24%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Ex U.S. Core Equity Portfolio					World Ex U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$10.35	$13.84	$10.44	$11.17	$10.65	$11.02	$15.29	$10.91	$12.45	$12.52

Income from Investment Operations (A)
Net Investment Income (Loss)	0.38	0.40	0.33	0.24	0.33	0.40	0.39	0.32	0.23	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	1.08	(3.48)	3.40	(0.74)	0.56	1.35	(3.55)	4.34	(1.45)	0.26

Total from Investment Operations	1.46	(3.08)	3.73	(0.50)	0.89	1.75	(3.16)	4.66	(1.22)	0.58

Less Distributions:
Net Investment Income	(0.37)	(0.41)	(0.33)	(0.23)	(0.32)	(0.38)	(0.39)	(0.28)	(0.21)	(0.29)
Net Realized Gains	—	—	—	—	(0.05)	—	(0.72)	—	(0.11)	(0.36)

Total Distributions	(0.37)	(0.41)	(0.33)	(0.23)	(0.37)	(0.38)	(1.11)	(0.28)	(0.32)	(0.65)

Net Asset Value, End of Year	$11.44	$10.35	$13.84	$10.44	$11.17	$12.39	$11.02	$15.29	$10.91	$12.45

Total Return	14.01%	(22.55%)	35.87%	(4.42%)	8.64%	15.76%	(21.77%)	42.81%	(9.96%)	4.99%

Net Assets, End of Year (thousands)	$3,343,709	$3,122,060	$4,089,166	$3,210,237	$3,719,313	$637,254	$567,557	$774,324	$508,058	$533,046
Ratio of Expenses to Average Net Assets	0.30%	0.30%	0.32%	0.35%	0.37%	0.48%	0.52%	0.55%	0.64%	0.68%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.30%	0.30%	0.32%	0.36%	0.38%	0.48%	0.52%	0.55%	0.64%	0.69%
Ratio of Net Investment Income to Average Net Assets	3.12%	3.25%	2.49%	2.26%	3.02%	3.08%	2.98%	2.20%	2.02%	2.58%
Portfolio Turnover Rate	10%	12%	6%	13%	8%	24%	35%	28%	22%	27%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Core Equity Portfolio					Selectively Hedged Global Equity Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$18.24	$22.56	$16.29	$16.42	$15.40	$18.09	$22.35	$16.21	$16.54	$15.71

Income from Investment Operations (A)
Net Investment Income (Loss)	0.39	0.45	0.34	0.29	0.35	0.37	0.44	0.33	0.28	0.35
Net Gains (Losses) on Securities (Realized and Unrealized)	1.38	(4.15)	6.27	(0.10)	1.13	1.28	(3.29)	6.21	(0.18)	1.12

Total from Investment Operations	1.77	(3.70)	6.61	0.19	1.48	1.65	(2.85)	6.54	0.10	1.47

Less Distributions:
Net Investment Income	(0.39)	(0.45)	(0.34)	(0.29)	(0.35)	(1.03)	(0.44)	(0.20)	(0.43)	(0.44)
Net Realized Gains	(0.27)	(0.17)	—	(0.03)	(0.11)	(0.61)	(0.97)	(0.20)	—	(0.20)

Total Distributions	(0.66)	(0.62)	(0.34)	(0.32)	(0.46)	(1.64)	(1.41)	(0.40)	(0.43)	(0.64)

Net Asset Value, End of Year	$19.35	$18.24	$22.56	$16.29	$16.42	$18.10	$18.09	$22.35	$16.21	$16.54

Total Return	9.65%	(16.62%)	40.75%	1.25%	9.94%	9.43%	(13.65%)	40.81%	0.47%	10.10%

Net Assets, End of Year (thousands)	$957,732	$949,017	$1,088,714	$769,602	$879,553	$255,330	$270,708	$348,707	$288,509	$375,832
Ratio of Expenses to Average Net Assets *	0.27%	0.27%	0.28%	0.32%	0.33%	0.32%	0.31%	0.32%	0.36%	0.37%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *	0.44%	0.45%	0.46%	0.56%	0.60%	0.52%	0.51%	0.53%	0.61%	0.63%
Ratio of Net Investment Income to Average Net Assets	1.94%	2.22%	1.64%	1.81%	2.23%	2.02%	2.25%	1.60%	1.78%	2.25%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.20%	0.20%	0.22%	0.25%	0.27%	0.23%	0.24%	0.25%	0.28%	0.30%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio					Emerging Markets Small Cap Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$22.78	$33.05	$27.64	$27.56	$25.46	$18.76	$26.03	$19.67	$20.07	$18.72

Income from Investment Operations (A)
Net Investment Income (Loss)	0.82	0.88	0.74	0.55	0.73	0.55	0.59	0.52	0.41	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	2.17	(9.07)	5.32	0.07	2.05	2.28	(6.16)	6.41	(0.24)	1.87

Total from Investment Operations	2.99	(8.19)	6.06	0.62	2.78	2.83	(5.57)	6.93	0.17	2.35

Less Distributions:
Net Investment Income	(0.77)	(0.91)	(0.65)	(0.54)	(0.68)	(0.49)	(1.00)	(0.57)	(0.44)	(0.46)
Net Realized Gains	(0.06)	(1.17)	—	—	—	(0.41)	(0.70)	—	(0.13)	(0.54)

Total Distributions	(0.83)	(2.08)	(0.65)	(0.54)	(0.68)	(0.90)	(1.70)	(0.57)	(0.57)	(1.00)

Net Asset Value, End of Year	$24.94	$22.78	$33.05	$27.64	$27.56	$20.69	$18.76	$26.03	$19.67	$20.07

Total Return	13.02%	(25.94%)	21.91%	2.36%	11.06%	15.09%	(22.57%)	35.51%	0.81%	12.96%

Net Assets, End of Year (thousands)	$4,327,065	$3,938,781	$6,225,187	$5,652,358	$5,968,318	$3,804,119	$3,511,909	$5,115,924	$4,879,733	$6,423,859
Ratio of Expenses to Average Net Assets	0.35%	0.36%	0.39%	0.44%	0.48%	0.59%	0.59%	0.63%	0.69%	0.72%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.45%	0.46%	0.49%	0.54%	0.58%	0.79%	0.79%	0.83%	0.89%	0.92%
Ratio of Net Investment Income to Average Net Assets	3.11%	3.05%	2.19%	2.07%	2.70%	2.59%	2.57%	2.10%	2.20%	2.44%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio					Emerging Markets Core Equity Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$24.08	$31.48	$23.93	$27.34	$26.81	$18.13	$25.16	$20.34	$20.59	$18.95

Income from Investment Operations (A)
Net Investment Income (Loss)	1.12	1.32	0.90	0.71	0.70	0.67	0.75	0.57	0.43	0.53
Net Gains (Losses) on Securities (Realized and Unrealized)	2.68	(7.34)	7.50	(3.35)	0.57	2.15	(6.97)	4.76	(0.22)	1.64

Total from Investment Operations	3.80	(6.02)	8.40	(2.64)	1.27	2.82	(6.22)	5.33	0.21	2.17

Less Distributions:
Net Investment Income	(1.09)	(1.39)	(0.85)	(0.77)	(0.74)	(0.63)	(0.81)	(0.51)	(0.46)	(0.53)

Total Distributions	(1.09)	(1.39)	(0.85)	(0.77)	(0.74)	(0.63)	(0.81)	(0.51)	(0.46)	(0.53)

Net Asset Value, End of Year	$26.79	$24.08	$31.48	$23.93	$27.34	$20.32	$18.13	$25.16	$20.34	$20.59

Total Return	15.71%	(19.51%)	35.24%	(9.75%)	4.83%	15.49%	(25.06%)	26.19%	1.13%	11.61%

Net Assets, End of Year (thousands)	$9,936,834	$9,600,125	$13,258,001	$12,596,902	$17,161,936	$22,994,927	$20,968,575	$29,155,369	$24,780,700	$28,622,610
Ratio of Expenses to Average Net Assets	0.44%	0.45%	0.49%	0.52%	0.56%	0.39%	0.40%	0.42%	0.49%	0.52%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.54%	0.55%	0.59%	0.62%	0.66%	0.39%	0.40%	0.42%	0.50%	0.53%
Ratio of Net Investment Income to Average Net Assets	4.03%	4.49%	2.92%	2.87%	2.54%	3.18%	3.33%	2.26%	2.19%	2.62%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	11%	14%	10%	15%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Targeted Value Portfolio						Emerging Markets Ex China Core Equity Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Period Nov 14, 2018ʊ to Oct 31, 2019		Year Ended Oct 31, 2023	Period Nov 15, 2021ʊ to Oct 31, 2022
Net Asset Value, Beginning of Period	$9.29	$13.13	$9.71	$10.43	$10.00		$7.76	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.27	0.30	0.28	0.21	0.24		0.26	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	1.13	(2.85)	3.39	(0.59)	0.20		0.83	(2.28)

Total from Investment Operations	1.40	(2.55)	3.67	(0.38)	0.44		1.09	(2.00)

Less Distributions:
Net Investment Income	(0.24)	(0.42)	(0.23)	(0.23)	(0.01)		(0.23)	(0.24)
Net Realized Gains	(0.18)	(0.87)	(0.02)	(0.11)	—		—	—

Total Distributions	(0.42)	(1.29)	(0.25)	(0.34)	(0.01)		(0.23)	(0.24)

Net Asset Value, End of Period	$10.27	$9.29	$13.13	$9.71	$10.43		$8.62	$7.76

Total Return	15.20%	(21.40%)	38.29%	(3.89%)	4.38	%(C)	14.04%	(20.16	%)(C)

Net Assets, End of Period (thousands)	$219,178	$189,926	$234,921	$170,163	$114,360		$571,090	$424,447
Ratio of Expenses to Average Net Assets	0.66%	0.66%	0.72%	0.84%	0.85	%(D)(E)	0.42%	0.43	%(D)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.67%	0.66%	0.72%	0.87%	0.95	%(D)(E)	0.47%	0.54	%(D)
Ratio of Net Investment Income to Average Net Assets	2.55%	2.72%	2.19%	2.26%	2.30	%(D)(E)	2.94%	3.20	%(D)
Portfolio Turnover Rate	24%	28%	29%	34%	12	%(C)	16%	41	%(C)

See page 1-2 for the Definitions of Abbreviations and Footnotes. See page 1-2 for the Definitions of Abbreviations and Footnotes. See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which twenty-four (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, seven invest all of their assets in a corresponding series or fund (each such Portfolio, a “Feeder Fund”). Of the Feeder Funds, six invest all of their assets in a corresponding series of The DFA Investment Trust Company (“DFAITC”) and one invests all of its assets in the Dimensional Emerging Markets Value Fund (“DEM”) (each such series within DFAITC and DEM, a “Master Fund”, treated as partnerships for federal income tax purposes). Six of the Portfolios generally allocate their assets among other funds managed by Dimensional Fund Advisors LP (each such Portfolio, a “Fund of Funds”). The Fund of Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The International Small Company Portfolio invests in five Master Funds within DFAITC. The Global Small Company Portfolio invests in six Master Funds within DFAITC and one underlying fund within the Fund (each such underlying fund within the Fund, an “Underlying Fund”). The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds within the Fund and directly in securities. The World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. The World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio each invest in three Underlying Funds within the Fund. As of October 31, 2023, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

Feeder Funds	Master/Underlying Funds	Percentage Ownership at 10/31/23
Japanese Small Company Portfolio	The Japanese Small Company Series	10%
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	14%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	43%
Continental Small Company Portfolio	The Continental Small Company Series	—
Emerging Markets Portfolio	The Emerging Markets Series	99%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	—
Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund	98%

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/23
International Small Company Portfolio	The Continental Small Company Series	86%
	The Japanese Small Company Series	91%
	The United Kingdom Small Company Series	98%
	The Asia Pacific Small Company Series	86%
	The Canadian Small Company Series	96%

Global Small Company Portfolio	U.S. Small Cap Portfolio	—
	The Continental Small Company Series	—
	The Japanese Small Company Series	—
	The Asia Pacific Small Company Series	—

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/23
	The Canadian Small Company Series	—
	The Emerging Markets Small Cap Series	—
	The United Kingdom Small Company Series	—

DFA Global Real Estate Securities Portfolio*	DFA Real Estate Securities Portfolio	—
	DFA International Real Estate Securities Portfolio	59%

World ex U.S. Value Portfolio	Dimensional Emerging Markets Value Fund	7%
	DFA International Small Cap Value Portfolio	—
	The DFA International Value Series	—

World Core Equity Portfolio	U.S. Core Equity 1 Portfolio	2%
	International Core Equity Portfolio	1%
	Emerging Markets Core Equity Portfolio	—

Selectively Hedged Global Equity Portfolio	U.S. Core Equity 2 Portfolio	1%
	International Core Equity Portfolio	—
	Emerging Markets Core Equity Portfolio	—

*	DFA Global Real Estate Securities Portfolio invests in two Underlying Funds as indicated and securities listed on its Summary Schedule of Investments.

To achieve its investment objective, each Feeder Fund and Fund of Funds invests substantially all of its assets in corresponding Master and/or Underlying Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invests in short-term temporary cash investments and futures. In addition, each Fund of Funds may engage in forward currency contracts.

The financial statements of the Feeder Funds’ Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, World ex U.S. Targeted Value Portfolio, Emerging Markets Core Equity Portfolio, International High Relative Profitability Portfolio, Emerging Markets Targeted Value Portfolio and Emerging Markets ex China Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the International Equity Portfolios value the securities at the mean between the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (“NYSE”). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios’ shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds’, International Small Company Portfolio’s, Global Small Company Portfolio’s and World ex U.S. Value Portfolio’s investments in series of either DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund(s). These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the Selectively Hedged Global Equity Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio, and World ex U.S. Value Portfolio recognize their pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund(s) within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, Global Small Company Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Portfolio, World ex U.S. Targeted Value Portfolio, Emerging Markets Core Equity Portfolio, Emerging Markets Targeted Value Portfolio and Emerging Markets ex China Core Equity Portfolio are subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2023, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Large Cap International Portfolio	0.14%
International Core Equity Portfolio	0.20%
Global Small Company Portfolio	0.35%
International Small Company Portfolio	0.25%
Japanese Small Company Portfolio	0.35%
Asia Pacific Small Company Portfolio	0.35%
United Kingdom Small Company Portfolio	0.35%
Continental Small Company Portfolio	0.35%
DFA International Real Estate Securities Portfolio	0.24%
DFA Global Real Estate Securities Portfolio	0.19%*
DFA International Small Cap Value Portfolio	0.39%

International Vector Equity Portfolio	0.30%
International High Relative Profitability Portfolio	0.25%
World ex U.S. Value Portfolio	0.32%
World ex U.S. Core Equity Portfolio	0.25%
World ex U.S. Targeted Value Portfolio	0.40%
World Core Equity Portfolio	0.22%
Selectively Hedged Global Equity Portfolio	0.24%
Emerging Markets Portfolio	0.29%
Emerging Markets Small Cap Portfolio	0.52%
Emerging Markets Value Portfolio	0.38%
Emerging Markets Core Equity Portfolio	0.33%
Emerging Markets Targeted Value Portfolio	0.52%
Emerging Markets ex China Core Equity Portfolio	0.33%

*	Effective as of February 28, 2023, the management fee payable by the DFA Global Real Estate Securities Portfolio was reduced from 0.20% to 0.19%.

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2024, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. During the year ended October 31, 2023, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2023, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2023, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount/Total Management Fee Limit listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount/Total Management Fee Limit that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount/Total Management Fee Limit in place for the Portfolio. The Advisor, however, will not be reimbursed by a Feeder Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the World ex U.S. Value Portfolio, World Core Equity Portfolio, World ex U.S. Targeted Value Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Net Waived Fees	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Large Cap International Portfolio (1)	0.24%	—	—	—	—
International Core Equity Portfolio (1)	0.30%	—	—	—	—
Global Small Company Portfolio (2)	0.42%	—	$6	$194	$619
International Small Company Portfolio (3)	0.45%	—	—	—	—
Japanese Small Company Portfolio (4)	0.42%	0.35%	—	259	—
Asia Pacific Small Company Portfolio (4)	0.42%	0.35%	—	218	—
United Kingdom Small Company Portfolio (4)	0.42%	0.35%	—	21	23
Continental Small Company Portfolio (4)	0.42%	0.35%	1	724	—
DFA International Real Estate Securities Portfolio (1)	0.29%	—	—	—	—
DFA Global Real Estate Securities Portfolio (5)	0.22%	—	—	6,580	24,177
International Vector Equity Portfolio (1)	0.60%	—	—	—	—
International High Relative Profitability Portfolio (2)	0.35%	—	—	—	—
World ex U.S. Value Portfolio (6)	0.60%	0.32%	—	458	—
World ex U.S. Core Equity Portfolio (7)	0.39%	—	—	—	—
World ex U.S. Targeted Value Portfolio (8)	0.80%	0.40%	—	—	—
World Core Equity Portfolio (9)	0.27%	0.22%	16	1,774	419
Selectively Hedged Global Equity Portfolio (10)	0.40%	0.24%	—	552	—
Emerging Markets Portfolio (11)	0.49%	0.29%	—	4,504	—
Emerging Markets Small Cap Portfolio (12)	—	0.52%	—	7,925	—
Emerging Markets Value Portfolio (12)	—	0.38%	—	10,558	—
Emerging Markets Core Equity Portfolio (1)	0.54%	—	—	—	—
Emerging Markets Targeted Value Portfolio (2)	0.85%	—	—	—	—
Emerging Markets ex China Core Equity Portfolio (2)	0.43%	—	55	212	541

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”).

(2)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amount for the Global Small Company Portfolio was 0.47% of the average net assets of such class of the Portfolio on an annualized basis.

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(4)

Effective February 28, 2022, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.35% of the average net assets of a class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2021 to February 27, 2022, the Permanent Fee Waiver Limit was 0.40%. From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.47%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of each class of such Portfolios on an annualized basis (the “Expense Limitation Amount”).

(5)

Effective February 28, 2023, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). Prior to February 28, 2023, the Expense Limitation Amount for the DFA Global Real Estate Securities Portfolio was 0.24% of the average net assets of such class of the Portfolio on an annualized basis.

(6)

Effective February 28, 2022, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.32% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). From February 28, 2021 to February 27, 2022, the Total Management Fee Limit was 0.37%. From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.43%. Prior to February 28, 2020, the Total Management Fee Limit was 0.47%. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds’ management fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the Portfolio’s ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee.

(7)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/ Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(8)

Effective February 28, 2022, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.40% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). From February 28, 2021 to February 27, 2022, the Total Management Fee Limit was 0.45%. From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.53%. Prior to February 28, 2020, the Total Management Fee Limit was 0.58%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(9)

Effective February 28, 2021, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.22% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (including the Portfolio’s proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated cash management fund) (the “Total Management Fee Limit”). From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.27%. Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). From February 28, 2019 to February 27, 2021, the Expense Limitation Amount was 0.32% of the average net assets of such class of the Portfolio on an annualized basis. From June 27, 2014 to February 27, 2019, the Expense Limitation Amount was 0.35% of the average net assets of such class of the Portfolio on an annualized basis.

(10)

Effective February 28, 2021, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.24% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.28%. Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(11)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.29% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.37%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.42%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(12)

Effective February 28, 2021 (February 28, 2022, with respect to the Emerging Markets Value Portfolio), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2021 to February 27, 2022, the Permanent Fee Waiver Limit for the Emerging Markets Value Portfolio was 0.41%. From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limits for the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio were 0.60% and 0.45%, respectively. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limits for the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio were 0.65% and 0.50%, respectively.

Earned Income Credit:

Additionally, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2023, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
Large Cap International Portfolio	$286
DFA International Real Estate Securities Portfolio	310
DFA Global Real Estate Securities Portfolio	36
DFA International Small Cap Value Portfolio	96
International Vector Equity Portfolio	103
World ex U.S. Core Equity Portfolio	60
Emerging Markets Core Equity Portfolio	892
Emerging Markets Targeted Value Portfolio	22
Emerging Markets ex China Core Equity Portfolio	69
Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amount paid by the Fund to the CCO was $177 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Large Cap International Portfolio	$32
International Core Equity Portfolio	41
Global Small Company Portfolio	—
International Small Company Portfolio	109
Japanese Small Company Portfolio	7
Asia Pacific Small Company Portfolio	4
United Kingdom Small Company Portfolio	1
Continental Small Company Portfolio	1
DFA International Real Estate Securities Portfolio	17
DFA Global Real Estate Securities Portfolio	11
DFA International Small Cap Value Portfolio	179
International Vector Equity Portfolio	6
International High Relative Profitability Portfolio	2
World ex U.S. Value Portfolio	—
World ex U.S. Core Equity Portfolio	5
World ex U.S. Targeted Value Portfolio	1
World Core Equity Portfolio	1
Selectively Hedged Global Equity Portfolio	1
Emerging Markets Portfolio	57
Emerging Markets Small Cap Portfolio	52
Emerging Markets Value Portfolio	270
Emerging Markets Core Equity Portfolio	99
Emerging Markets Targeted Value Portfolio	—
Emerging Markets ex China Core Equity Portfolio	1

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

	Purchases	Sales
Large Cap International Portfolio	$445,653	$638,423
International Core Equity Portfolio	2,595,949	3,953,148
DFA International Real Estate Securities Portfolio	245,204	875,339
DFA Global Real Estate Securities Portfolio	452,934	1,761
DFA International Small Cap Value Portfolio	1,327,022	2,066,743
International Vector Equity Portfolio	423,929	568,949
International High Relative Profitability Portfolio	179,700	496,273
World ex U.S. Core Equity Portfolio	362,060	456,909
World ex U.S. Targeted Value Portfolio	166,543	159,044
Emerging Markets Core Equity Portfolio	2,515,235	3,006,798
Emerging Markets Targeted Value Portfolio	56,645	53,036
Emerging Markets ex China Core Equity Portfolio	184,133	83,889

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
Large Cap International Portfolio
The DFA Short Term Investment Fund	$246,081	$1,249,435	$1,277,656	$13	$91	$217,964	18,844	$10,484	—

Total	$246,081	$1,249,435	$1,277,656	$13	$91	$217,964	18,844	$10,484	—

International Core Equity Portfolio
The DFA Short Term Investment Fund	$1,476,616	$5,370,625	$5,835,027	$120	$607	$1,012,941	87,572	$61,158	—

Total	$1,476,616	$5,370,625	$5,835,027	$120	$607	$1,012,941	87,572	$61,158	—

Global Small Company Portfolio
U.S. Small Cap Portfolio	$51,475	$5,910	$8,627	$(937)	$(3,170)	$44,651	1,192	$633	$1,919

Total	$51,475	$5,910	$8,627	$(937)	$(3,170)	$44,651	1,192	$633	$1,919

DFA International Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$259,980	$1,847,237	$2,013,383	$39	$76	$93,949	8,122	$6,419	—

Total	$259,980	$1,847,237	$2,013,383	$39	$76	$93,949	8,122	$6,419	—

DFA Global Real Estate Securities Portfolio
DFA International Real Estate Securities Portfolio	$2,755,650	$105,182	$767,460	$(245,719)	$212,156	$2,059,809	631,843	—	—
The DFA Short Term Investment Fund	194,324	1,692,576	1,547,063	49	64	339,950	29,390	$9,556	—
DFA Real Estate Securities Portfolio	281,217	—	277,000	189,292	(193,509)	—	—	5,372	$8,561

Total	$3,231,191	$1,797,758	$2,591,523	$(56,378)	$18,711	$2,399,759	661,233	$14,928	$8,561

DFA International Small Cap Value Portfolio
The DFA Short Term Investment Fund	$279,235	$1,446,511	$1,559,635	$18	$120	$166,249	14,373	$12,799	—

Total	$279,235	$1,446,511	$1,559,635	$18	$120	$166,249	14,373	$12,799	—

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
International Vector Equity Portfolio
The DFA Short Term Investment Fund	$159,430	$696,063	$731,977	$(2)	$65	$123,579	10,684	$6,675	—

Total	$159,430	$696,063	$731,977	$(2)	$65	$123,579	10,684	$6,675	—

International High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$113,814	$832,542	$871,453	$5	$41	$74,949	6,480	—	—

Total	$113,814	$832,542	$871,453	$5	$41	$74,949	6,480	—	—

World ex U.S. Value Portfolio
DFA International Small Cap Value Portfolio	$16,152	$4,999	$2,463	$5	$2,376	$21,069	1,097	$632	—

Total	$16,152	$4,999	$2,463	$5	$2,376	$21,069	1,097	$632	—

World ex U.S. Core Equity Portfolio
The DFA Short Term Investment Fund	$167,297	$537,040	$606,644	$(11)	$71	$97,753	8,451	$5,816	—

Total	$167,297	$537,040	$606,644	$(11)	$71	$97,753	8,451	$5,816	—

World ex U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$1,599	$31,637	$23,712	$1	$1	$9,526	824	$131	—

Total	$1,599	$31,637	$23,712	$1	$1	$9,526	824	$131	—

World Core Equity Portfolio
U.S. Core Equity 1 Portfolio	$585,918	$45,846	$66,040	$(674)	$17,184	$582,234	18,478	$8,933	$13,934
International Core Equity Portfolio	260,575	14,400	39,457	(398)	30,022	265,142	19,597	8,026	—
Emerging Markets Core Equity Portfolio	103,159	9,390	15,064	(620)	13,526	110,391	5,433	3,536	—

Total	$949,652	$69,636	$120,561	$(1,692)	$60,732	$957,767	43,508	$20,495	$13,934

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
Selectively Hedged Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$153,472	$17,521	$31,792	$5,117	$(2,700)	$141,618	4,994	$2,196	$4,197
International Core Equity Portfolio	69,823	7,386	19,191	2,241	5,954	66,213	4,894	2,037	—
Emerging Markets Core Equity Portfolio	44,197	6,962	12,562	609	5,024	44,230	2,177	1,443	—

Total	$267,492	$31,869	$63,545	$7,967	$8,278	$252,061	12,065	$5,676	$4,197

Emerging Markets Core Equity Portfolio
The DFA Short Term Investment Fund	$424,406	$1,458,369	$1,636,786	$24	$172	$246,185	21,283	$15,514	—

Total	$424,406	$1,458,369	$1,636,786	$24	$172	$246,185	21,283	$15,514	—

Emerging Markets Targeted Value Portfolio
The DFA Short Term Investment Fund	$1,666	$13,740	$13,682	$1	$1	$1,726	149	—	—

Total	$1,666	$13,740	$13,682	$1	$1	$1,726	149	—	—

Emerging Markets ex China Core Equity Portfolio
The DFA Short Term Investment Fund	$6,638	$55,590	$54,230	—	$3	$8,001	692	$174	—

Total	$6,638	$55,590	$54,230	—	$3	$8,001	692	$174	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Large Cap International Portfolio
2022	$180,306	—	—	$180,306
2023	153,335	—	—	153,335
International Core Equity Portfolio
2022	1,137,901	—	—	1,137,901
2023	813,378	—	—	813,378
Global Small Company Portfolio
2022	1,603	$1,952	—	3,555
2023	1,067	—	—	1,067
International Small Company Portfolio
2022	483,283	367,884	—	851,167
2023	310,109	121,655	—	431,764
Japanese Small Company Portfolio
2022	9,064	9,423	—	18,487
2023	3,684	12,000	—	15,684
Asia Pacific Small Company Portfolio
2022	15,273	26,996	—	42,269
2023	9,900	13,433	—	23,333
United Kingdom Small Company Portfolio
2022	1,165	742	—	1,907
2023	438	—	—	438
Continental Small Company Portfolio
2022	24,283	13,197	—	37,480
2023	21,516	—	—	21,516
DFA International Real Estate Securities Portfolio
2022	447,007	—	—	447,007
2023	—	—	—	—
DFA Global Real Estate Securities Portfolio
2022	384,272	96,161	—	480,433
2023	111,720	315,311	—	427,031
DFA International Small Cap Value Portfolio
2022	477,746	38,826	—	516,572
2023	325,253	—	—	325,253
International Vector Equity Portfolio
2022	118,326	68,984	—	187,310
2023	87,142	—	—	87,142
International High Relative Profitability Portfolio
2022	68,053	10,953	—	79,006
2023	42,438	—	—	42,438
World ex U.S. Value Portfolio
2022	10,666	—	—	10,666
2023	9,912	—	—	9,912

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
World ex U.S. Core Equity Portfolio
2022	$119,143	—	—	$119,143
2023	109,998	—	—	109,998
World ex U.S. Targeted Value Portfolio
2022	20,430	$36,246	—	56,676
2023	19,463	—	—	19,463
World Core Equity Portfolio
2022	22,839	8,329	—	31,168
2023	19,655	13,609	—	33,264
Selectively Hedged Global Equity Portfolio
2022	7,741	13,787	—	21,528
2023	15,289	8,996	—	24,285
Emerging Markets Portfolio
2022	157,133	215,646	—	372,779
2023	130,795	10,990	—	141,785
Emerging Markets Small Cap Portfolio
2022	235,523	93,647	—	329,170
2023	90,978	75,855	—	166,833
Emerging Markets Value Portfolio
2022	558,916	—	—	558,916
2023	411,459	—	—	411,459
Emerging Markets Core Equity Portfolio
2022	942,726	—	—	942,726
2023	718,790	—	—	718,790
Emerging Markets Targeted Value Portfolio
2022	11,192	10,941	—	22,133
2023	4,927	3,666	—	8,593
Emerging Markets ex China Core Equity Portfolio
2022	10,224	—	—	10,224
2023	14,175	—	—	14,175

As of October 31, 2023, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Large Cap International Portfolio	$(7,959)	—	$(7,959)
International Core Equity Portfolio	(41,303)	—	(41,303)
Global Small Company Portfolio	(176)	$(105)	(281)
International Small Company Portfolio	(14,553)	—	(14,553)
Japanese Small Company Portfolio	(1,146)	(47)	(1,193)
Asia Pacific Small Company Portfolio	(981)	—	(981)

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Continental Small Company Portfolio	$(269)	—	$(269)
DFA Global Real Estate Securities Portfolio	(3,291)	$(6,592)	(9,883)
DFA International Small Cap Value Portfolio	(22,333)	—	(22,333)
International Vector Equity Portfolio	(4,070)	—	(4,070)
International High Relative Profitability Portfolio	(1,875)	—	(1,875)
World ex U.S. Value Portfolio	(516)	—	(516)
World ex U.S. Core Equity Portfolio	(4,530)	—	(4,530)
World ex U.S. Targeted Value Portfolio	(485)	—	(485)
World Core Equity Portfolio	(143)	(1,073)	(1,216)
Selectively Hedged Global Equity Portfolio	(623)	(801)	(1,424)
Emerging Markets Portfolio	(6,739)	—	(6,739)
Emerging Markets Small Cap Portfolio	(5,646)	—	(5,646)
Emerging Markets Value Portfolio	(30,475)	—	(30,475)
Emerging Markets Core Equity Portfolio	(45,692)	—	(45,692)
Emerging Markets Targeted Value Portfolio	(890)	—	(890)
Emerging Markets ex China Core Equity Portfolio	(925)	—	(925)

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Large Cap International Portfolio	$42,109	—	$(540,587)	$1,208,895	$710,417
International Core Equity Portfolio	234,460	—	(1,084,106)	2,863,285	2,013,639
Global Small Company Portfolio	1,321	$645	—	1,908	3,874
International Small Company Portfolio	96,949	—	(139,844)	(135,810)	(178,705)
Japanese Small Company Portfolio	9,815	2,791	—	(1,877)	10,729
Asia Pacific Small Company Portfolio	7,520	—	(14,737)	(64,352)	(71,569)
United Kingdom Small Company Portfolio	340	—	(3,826)	(2,125)	(5,611)
Continental Small Company Portfolio	3,114	—	(32,327)	29,640	427
DFA International Real Estate Securities Portfolio	149,439	—	(1,065,065)	(1,164,461)	(2,080,087)
DFA Global Real Estate Securities Portfolio	91,948	121	—	(1,205,501)	(1,113,432)
DFA International Small Cap Value Portfolio	154,700	13,281	—	552,541	720,522
International Vector Equity Portfolio	37,675	—	(53,879)	370,630	354,426
International High Relative Profitability Portfolio	2,900	—	(77,106)	156,700	82,494
World ex U.S. Value Portfolio	2,800	—	(11,823)	22,126	13,103
World ex U.S. Core Equity Portfolio	27,153	—	(86,490)	261,155	201,818
World ex U.S. Targeted Value Portfolio	2,262	—	(25,411)	(5,090)	(28,239)
World Core Equity Portfolio	—	11,417	—	225,178	236,595

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Selectively Hedged Global Equity Portfolio	$4,411	$9,926	—	$86,208	$100,545
Emerging Markets Portfolio	51,190	—	$(76,641)	1,220,797	1,195,346
Emerging Markets Small Cap Portfolio	46,116	—	(60,028)	201,098	187,186
Emerging Markets Value Portfolio	171,121	—	(1,349,492)	392,080	(786,291)
Emerging Markets Core Equity Portfolio	280,994	—	(2,449,745)	3,306,794	1,138,043
Emerging Markets Targeted Value Portfolio	8,154	3,295	—	(854)	10,595
Emerging Markets ex China Core Equity Portfolio	3,975	—	(22,892)	(34,123)	(53,040)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Large Cap International Portfolio	$540,587	$540,587
International Core Equity Portfolio	1,084,106	1,084,106
International Small Company Portfolio	139,844	139,844
Asia Pacific Small Company Portfolio	14,737	14,737
United Kingdom Small Company Portfolio	3,826	3,826
Continental Small Company Portfolio	32,327	32,327
DFA International Real Estate Securities Portfolio	1,065,065	1,065,065
International Vector Equity Portfolio	53,879	53,879
International High Relative Profitability Portfolio	77,106	77,106
World ex U.S. Value Portfolio	11,823	11,823
World ex U.S. Core Equity Portfolio	86,490	86,490
World ex U.S. Targeted Value Portfolio	25,411	25,411
Emerging Markets Portfolio	76,641	76,641
Emerging Markets Small Cap Portfolio	60,028	60,028
Emerging Markets Value Portfolio	1,349,492	1,349,492
Emerging Markets Core Equity Portfolio	2,449,745	2,449,745
Emerging Markets ex China Core Equity Portfolio	22,892	22,892

During the year ended October 31, 2023, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA International Small Cap Value Portfolio	$57,347
Emerging Markets Value Portfolio	10,859

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap International Portfolio	$4,050,456	$1,480,280	$(270,534)	$1,209,746
International Core Equity Portfolio	25,150,105	6,171,795	(3,299,983)	2,871,812
Global Small Company Portfolio	71,818	1,992	—	1,992
International Small Company Portfolio	10,176,197	166,724	(302,507)	(135,783)
Japanese Small Company Portfolio	250,569	4,759	(6,638)	(1,879)
Asia Pacific Small Company Portfolio	227,600	—	(64,352)	(64,352)
United Kingdom Small Company Portfolio	20,823	—	(2,125)	(2,125)
Continental Small Company Portfolio	627,416	137,143	(107,502)	29,641
DFA International Real Estate Securities Portfolio	4,713,839	4	(1,163,652)	(1,163,648)
DFA Global Real Estate Securities Portfolio	8,209,527	628,553	(1,834,068)	(1,205,515)
DFA International Small Cap Value Portfolio	9,470,280	1,779,931	(1,224,703)	555,228
International Vector Equity Portfolio	2,736,874	646,346	(275,364)	370,982
International High Relative Profitability Portfolio	1,376,563	256,124	(99,421)	156,703
World ex U.S. Value Portfolio	218,660	22,576	—	22,576
World ex U.S. Core Equity Portfolio	3,136,400	726,637	(460,217)	266,420
World ex U.S. Targeted Value Portfolio	647,508	82,719	(86,208)	(3,489)
World Core Equity Portfolio	732,609	225,178	—	225,178
Selectively Hedged Global Equity Portfolio	165,853	86,208	—	86,208
Emerging Markets Portfolio	3,100,772	1,227,529	—	1,227,529
Emerging Markets Small Cap Portfolio	3,606,582	199,283	—	199,283
Emerging Markets Value Portfolio	9,608,543	384,365	—	384,365
Emerging Markets Core Equity Portfolio	19,670,835	7,047,504	(3,544,522)	3,502,982
Emerging Markets Targeted Value Portfolio	219,311	35,504	(34,327)	1,177
Emerging Markets ex China Core Equity Portfolio	609,323	55,393	(87,530)	(32,137)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in corresponding Master/Underlying Funds), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Portfolios that have significant exposure to certain countries, such as the United Kingdom Small Company Portfolio’s Master Fund that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Portfolios, the ultimate impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Portfolios’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

2. Forward Currency Contracts: The Portfolios listed below may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. The Selectively Hedged Global Equity Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Selectively Hedged Global Equity Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Large Cap International Portfolio	$—	$44,606
International Core Equity Portfolio	—	245,514
International Small Company Portfolio	—	84,471
DFA International Real Estate Securities Portfolio	—	32,204
DFA Global Real Estate Securities Portfolio	—	2,481
DFA International Small Cap Value Portfolio	—	102,225
International Vector Equity Portfolio	—	24,271
International High Relative Profitability Portfolio	—	4,785
World ex U.S. Core Equity Portfolio	—	29,745
World ex U.S. Targeted Value Portfolio	—	806
Selectively Hedged Global Equity Portfolio	78,611	3,499
Emerging Markets Core Equity Portfolio	—	198,524
Emerging Markets Targeted Value Portfolio	—	1,321
Emerging Markets ex China Core Equity Portfolio	—	1,341

*	Average amount of Currency Purchased/Sold in USD.
**	Average Notional Value of futures contracts.

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2023	Forward Currency Contracts (1)
Selectively Hedged Global Equity Portfolio	$479	$479

	Liability Derivatives Value
	Total Value at October 31, 2023	Forward Currency Contracts (2)	Equity Contracts (3)
Large Cap International Portfolio	$(2,143)	—	$(2,143)
International Core Equity Portfolio	(13,180)	—	(13,180)
International Small Company Portfolio	(1,668)	—	(1,668)
DFA International Real Estate Securities Portfolio	(996)	—	(996)
DFA International Small Cap Value Portfolio	(2,188)	—	(2,188)
International Vector Equity Portfolio	(316)	—	(316)
International High Relative Profitability Portfolio	(104)	—	(104)

	Liability Derivatives Value
	Total Value at October 31, 2023	Forward Currency Contracts (2)	Equity Contracts (3)
World ex U.S. Core Equity Portfolio	$(1,191)	—	$(1,191)
Selectively Hedged Global Equity Portfolio	(254)	$(31)	(223)
Emerging Markets Core Equity Portfolio	(9,504)	—	(9,504)
Emerging Markets Targeted Value Portfolio	(98)	—	(98)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(3)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Large Cap International Portfolio	$8,432	—	$8,432
International Core Equity Portfolio	32,560	—	32,560
International Small Company Portfolio	11,496	—	11,496
DFA International Real Estate Securities Portfolio	1,094	—	1,094
DFA Global Real Estate Securities Portfolio	935	—	935
DFA International Small Cap Value Portfolio	12,515	—	12,515
International Vector Equity Portfolio	1,361	—	1,361
International High Relative Profitability Portfolio	1,386	—	1,386
World ex U.S. Core Equity Portfolio	3,739	—	3,739
World ex U.S. Targeted Value Portfolio	423	—	423
Selectively Hedged Global Equity Portfolio	(155)	$(418)	263
Emerging Markets Core Equity Portfolio	21,786	—	21,786
Emerging Markets Targeted Value Portfolio	254	—	254
Emerging Markets ex China Core Equity Portfolio	249	—	249

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Large Cap International Portfolio	$(3,575)	—	$(3,575)
International Core Equity Portfolio	(19,076)	—	(19,076)
International Small Company Portfolio	(4,080)	—	(4,080)
DFA International Real Estate Securities Portfolio	(2,577)	—	(2,577)
DFA Global Real Estate Securities Portfolio	(1,144)	—	(1,144)
DFA International Small Cap Value Portfolio	(5,611)	—	(5,611)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
International Vector Equity Portfolio	$(755)	—	$(755)
International High Relative Profitability Portfolio	(104)	—	(104)
World ex U.S. Core Equity Portfolio	(2,058)	—	(2,058)
Selectively Hedged Global Equity Portfolio	253	$344	(91)
Emerging Markets Core Equity Portfolio	(15,235)	—	(15,235)
Emerging Markets Targeted Value Portfolio	(98)	—	(98)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

Offsetting of Derivative Assets and Derivative Liabilities:

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Fund on behalf of applicable Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund, on behalf of a Portfolio, and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, a Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2023 (amounts in thousands):

	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Net Amount (e)
Description			Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received				Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged
	Assets						Liabilities
Selectively Hedged Global Equity Portfolio
Citibank, N.A	$44	$44	$(1)	—	—	$43	$1	$1	$(1)	—	—	—
Barclays Capital	53	53	—	—	—	53	—	—	—	—	—	—
Societe Generale	—	—	—	—	—	—	—	—	—	—	—	—
State Street Bank and Trust	368	368	(21)	—	—	347	21	21	(21)	—	—	—
Bank of America Corp.	—	—	—	—	—	—	9	9	—	—	—	$9
Morgan Stanley and Co. International	14	14	—	—	—	14	—	—	—	—	—	—

Total	$479	$479	$(22)	—	—	$457	$31	$31	$(22)	—	—	$9

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

For the year ended October 31, 2023, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2023
Large Cap International Portfolio	5.64%	$2,734	18	$8	$9,549	—
International Core Equity Portfolio	5.47%	2,191	33	11	22,349	—
Global Small Company Portfolio	5.59%	50	49	—	172	$22
DFA International Real Estate Securities Portfolio	5.74%	5,697	44	40	21,790	—
DFA Global Real Estate Securities Portfolio	5.47%	4,710	31	21	17,333	—
DFA International Small Cap Value Portfolio	5.56%	1,900	51	15	11,643	—
International Vector Equity Portfolio	5.46%	1,000	8	1	3,907	—
International High Relative Profitability Portfolio	5.39%	1,878	181	49	15,148	—
World ex U.S. Value Portfolio	5.66%	150	53	1	778	—
World ex U.S. Core Equity Portfolio	5.66%	1,529	39	9	17,052	—
World ex U.S. Targeted Value Portfolio	5.66%	421	102	7	2,024	699
World Core Equity Portfolio	5.52%	2,001	44	13	8,963	—
Emerging Markets Core Equity Portfolio	5.65%	26,066	10	42	83,195	—
Emerging Markets Targeted Value Portfolio	5.46%	495	13	1	2,297	—
Emerging Markets ex China Core Equity Portfolio	5.64%	3,040	31	15	10,799	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2023, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding1	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2023
DFA International Real Estate Securities Portfolio	Borrower	4.86%	$39,933	9	$47	$73,588	—
DFA Global Real Estate Securities Portfolio	Borrower	4.57%	44,389	4	23	49,086	—
Emerging Markets ex China Core Equity Portfolio	Borrower	4.69%	24,627	5	16	39,932	—

1	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023 that each Portfolio utilized the interfund lending program.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2023, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2023, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Large Cap International Portfolio	$75,525	$71,801	$(18,402)
International Core Equity Portfolio	162,646	251,668	(57,350)
DFA Global Real Estate Securities Portfolio	17,999	—	—
DFA International Small Cap Value Portfolio	256,456	295,828	(45,300)
International Vector Equity Portfolio	44,443	67,303	(10,978)
International High Relative Profitability Portfolio	13,376	60,396	(5,040)
World ex U.S. Core Equity Portfolio	26,262	31,594	(5,759)
World ex U.S. Targeted Value Portfolio	22,890	13,140	(2,054)
Emerging Markets Core Equity Portfolio	4,669	22,614	(4,950)
Emerging Markets Targeted Value Portfolio	417	526	18
Emerging Markets ex China Core Equity Portfolio	913	390	(67)

J. Securities Lending:

As of October 31, 2023, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The Portfolios also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
Large Cap International Portfolio	$50,017
International Core Equity Portfolio	341,835
DFA International Real Estate Securities Portfolio	51,460
DFA International Small Cap Value Portfolio	86,972
International Vector Equity Portfolio	43,888
International High Relative Profitability Portfolio	13,516
World ex U.S. Core Equity Portfolio	54,769
World ex U.S. Targeted Value Portfolio	10,475
Emerging Markets Core Equity Portfolio	902,075
Emerging Markets Targeted Value Portfolio	4,752
Emerging Markets ex China Core Equity Portfolio	8,084

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Large Cap International Portfolio Common Stocks	$218,056	—	—	—	$218,056
International Core Equity Portfolio Common Stocks, Rights/Warrants	1,013,399	—	—	—	1,013,399
DFA International Real Estate Securities Portfolio Common Stocks	94,116	—	—	—	94,116
DFA Global Real Estate Securities Portfolio Common Stocks	339,940	—	—	—	339,940
DFA International Small Cap Value Portfolio Common Stocks	166,247	—	—	—	166,247
International Vector Equity Portfolio Common Stocks, Rights/Warrants	123,605	—	—	—	123,605
International High Relative Profitability Portfolio Common Stocks	74,978	—	—	—	74,978
World ex U.S. Core Equity Portfolio Common Stocks	97,824	—	—	—	97,824
World ex U.S. Targeted Value Portfolio Common Stocks, Preferred Stocks, Rights/Warrants	9,527	—	—	—	9,527
Emerging Markets Core Equity Portfolio Common Stocks	246,300	—	—	—	246,300
Emerging Markets Targeted Value Portfolio Common Stocks	1,727	—	—	—	1,727
Emerging Markets ex China Core Equity Portfolio Common Stocks	8,001	—	—	—	8,001

K. Shareholder Servicing Fees:

On June 9, 2023, pursuant to a Plan of Recapitalization the Class R2 shares (“Class R shares”) of the Emerging Markets Value Portfolio converted into Institutional Class shares of the Portfolio (the “Recapitalization”). As a result of the Recapitalization, shareholders holding Class R shares of the Portfolio received Institutional Class shares of the Portfolio in exchange for their Class R shares with an aggregate net asset value equal to the aggregate net asset value of the Class R shares so exchanged. The value of a shareholder’s investment in the Portfolio was not impacted by the conversion; however, each shareholder received fewer Institutional Class shares than the number of Class R shares held at the time of the conversion because the Class R shares had a higher net asset value per share. Following the Recapitalization, the Class R shares of the Portfolio have ceased operations. See the Statements of Changes for activity related to the Recapitalization.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Portfolios’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolios’ until the 2024 annual shareholder reports, and will have no effect on the Portfolios’ accounting policies or financial statements.

N. Other:

As of October 31, 2023, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Large Cap International Portfolio	4	78%
International Core Equity Portfolio	3	70%
Global Small Company Portfolio	4	98%
International Small Company Portfolio	3	80%
Japanese Small Company Portfolio	3	86%
Asia Pacific Small Company Portfolio	2	91%
United Kingdom Small Company Portfolio	3	91%
Continental Small Company Portfolio	2	95%
DFA International Real Estate Securities Portfolio	4	93%
DFA Global Real Estate Securities Portfolio	2	65%
DFA International Small Cap Value Portfolio	3	76%
International Vector Equity Portfolio	2	83%
International High Relative Profitability Portfolio	2	86%
World ex U.S. Value Portfolio	5	79%
World ex U.S. Core Equity Portfolio	2	74%
World ex U.S. Targeted Value Portfolio	2	97%
World Core Equity Portfolio	4	81%

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Selectively Hedged Global Equity Portfolio	2	82%
Emerging Markets Portfolio	2	66%
Emerging Markets Small Cap Portfolio	2	61%
Emerging Markets Value Portfolio	3	49%
Emerging Markets Core Equity Portfolio	2	63%
Emerging Markets Targeted Value Portfolio	2	93%
Emerging Markets ex China Core Equity Portfolio	3	93%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-four portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings or schedules of investments, of each of the portfolios indicated in the table below (twenty-four of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights
Large Cap International Portfolio (1)	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For each of the periods indicated therein
International Core Equity Portfolio (1)
Global Small Company Portfolio (2)
International Small Company Portfolio (2)
Japanese Small Company Portfolio (2)
Asia Pacific Small Company Portfolio (2)
United Kingdom Small Company Portfolio (2)
Continental Small Company Portfolio (2)
DFA International Real Estate Securities Portfolio (1)
DFA Global Real Estate Securities Portfolio (1)
DFA International Small Cap Value Portfolio (1)
International Vector Equity Portfolio (1)
International High Relative Profitability Portfolio (1)
World ex U.S. Value Portfolio (2)
World ex U.S. Core Equity Portfolio (1)
World ex U.S. Targeted Value Portfolio (1)
World Core Equity Portfolio (2)
Selectively Hedged Global Equity Portfolio (2)
Emerging Markets Portfolio (2)
Emerging Markets Small Cap Portfolio (2)
Emerging Markets Value Portfolio (2)
Emerging Markets Core Equity Portfolio (1)
Emerging Markets Targeted Value Portfolio (1)

Emerging Markets ex China Core Equity Portfolio (1)	For the year ended October 31, 2023	For the year ended October 31, 2023 and the period November 15, 2021 (commencement of operations) through October 31, 2022

(1)	Summary schedule of portfolio holdings
(2)	Schedule of investments

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio — Institutional Class vs.

MSCI World ex USA Value Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	16.93%	4.96%	3.25%

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

DFA International Value Portfolio

The DFA International Value Portfolio invests in developed ex U.S. large company value stocks by purchasing shares of the DFA International Value Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2023, the Master Fund held approximately 530 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2023, total returns were 16.93% for the Portfolio and 15.70% for the MSCI World ex USA Value Index, the Portfolio’s benchmark. With value stocks outperforming growth stocks, the Master Fund’s focus on value stocks contributed positively to performance relative to the benchmark. The Master Fund’s exclusion of REITs also contributed positively to relative performance, as REITs generally underperformed.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLE

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA International Value Portfolio (2)
Actual Fund Return	$1,000.00	$961.00	0.29%	$1.43
Hypothetical 5% Annual Return	$1,000.00	$1,023.74	0.29%	$1.48

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DISCLOSURE OF FUND EXPENSES

CONTINUED

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
DFA International Value Portfolio	100.0%

DFA INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$8,239,972,883

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$8,239,972,883

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

DFA International Value Portfolio
ASSETS:
Investments in Affiliated Investment Company at Value	$8,239,973
Receivables:
Fund Shares Sold	4,657
Prepaid Expenses and Other Assets	31

Total Assets	8,244,661

LIABILITIES:
Payables:
Fund Shares Redeemed	5,793
Due to Advisor	359
Accrued Expenses and Other Liabilities	382

Total Liabilities	6,534

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$8,238,127

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $8,238,127 and shares outstanding of 453,371,382, $0.01 Par Value (1)	$18.17

(1) NUMBER OF SHARES AUTHORIZED	1,500,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$7,849,086
Total Distributable Earnings (Loss)	389,041

NET ASSETS	$8,238,127

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

DFA International Value Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $37,062)	$387,340
Interest	387
Income from Securities Lending, Net	3,453
Expenses Allocated from Affiliated Investment Companies	(18,308)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	372,872

Fund Expenses
Investment Management Fees	21,485
Accounting & Transfer Agent Fees	1,143
Shareholder Servicing Fees
Institutional Class Shares[1]	4
Filing Fees	172
Shareholders’ Reports	449
Directors’/Trustees’ Fees & Expenses	63
Professional Fees	112
Other	37

Total Fund Expenses	23,465

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Institutional Class Shares	17,188

Net Expenses	6,277

Net Investment Income (Loss)	366,595

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(47,315)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	949,714

Net Realized and Unrealized Gain (Loss)	902,399

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,268,994

**	Net of foreign capital gain taxes withheld of $0.
1	Class R2 shares of the Portfolio converted into Institutional Class shares on June 9, 2023.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio***
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$366,595	$350,567
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(47,315)	(7,444)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	949,714	(1,569,559)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,268,994	(1,226,436)

Distributions:
Class R2 Shares	43	(78)
Institutional Class Shares	(351,486)	(402,623)

Total Distributions	(351,443)	(402,701)

Capital Share Transactions (1):
Shares Issued	1,196,309	2,471,605
Shares Issued in Lieu of Cash Distributions	344,995	396,749
Shares Redeemed	(1,714,650)	(2,059,528)

Net Increase (Decrease) from Capital Share Transactions	(173,346)	808,826

Total Increase (Decrease) in Net Assets	744,205	(820,311)
Net Assets
Beginning of Year	7,493,922	8,314,233

End of Year	$8,238,127	$7,493,922

(1) Shares Issued and Redeemed:
Shares Issued	63,752	134,715
Shares Issued in Lieu of Cash Distributions	18,392	22,689
Shares Redeemed	(91,729)	(114,398)

Net Increase (Decrease) from Shares Issued and Redeemed	(9,585)	43,006

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$16.19	$19.80	$13.54	$17.18	$17.74

Income from Investment Operations (A)
Net Investment Income (Loss)	0.80	0.79	0.62	0.38	0.63
Net Gains (Losses) on Securities (Realized and Unrealized)	1.96	(3.49)	6.23	(3.58)	(0.11)

Total from Investment Operations	2.76	(2.70)	6.85	(3.20)	0.52

Less Distributions:
Net Investment Income	(0.78)	(0.87)	(0.59)	(0.44)	(0.56)
Net Realized Gains	—	(0.04)	—	—	(0.52)

Total Distributions	(0.78)	(0.91)	(0.59)	(0.44)	(1.08)

Net Asset Value, End of Year	$18.17	$16.19	$19.80	$13.54	$17.18

Total Return	16.93%	(13.90%)	50.90%	(18.87%)	3.37%

Net Assets, End of Year (thousands)	$8,238,127	$7,492,497	$8,312,480	$6,557,488	$9,173,478
Ratio of Expenses to Average Net Assets	0.29%	0.30%	0.36%	0.40%	0.44%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.49%	0.50%	0.56%	0.60%	0.64%
Ratio of Net Investment Income to Average Net Assets	4.27%	4.30%	3.36%	2.57%	3.70%

See page 1-2 for the Definitions of Abbreviations and Footnotes. See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, one of which, the DFA International Value Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2023, the Portfolio owned 71% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investment reflects its proportionate interests in the net assets of the Series. The valuation is classified as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board of Directors, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2023, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

DFA International Value Portfolio	0.25%

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, as described in the notes below. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund’s Board of Directors. During the year ended October 31, 2023, the Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amount in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Net Waived Fees	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA International Value Portfolio (1)	0.25%	—	$17,188	—

(1)

Effective February 28, 2022, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to the rate listed above as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2021 to February 27, 2022, the Permanent Fee Waiver Limit was 0.30%. From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.35%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.40%.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amounts paid by the Fund to the CCO were $18 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

DFA International Value Portfolio	$113

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio
2022	$402,701	—	—	$402,701
2023	351,443	—	—	351,443

As of October 31, 2023, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio	$(14,751)	—	$(14,751)

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio	$87,620	—	$(94,697)	$396,246	$389,169

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA International Value Portfolio	$94,697	$94,697

During the year ended October 31, 2023, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio	$7,847,044	$538,964	$(142,718)	$396,246

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Shareholder Servicing Fees:

On June 9, 2023, pursuant to a Plan of Recapitalization the Class R2 (“Class R shares”) shares of the DFA International Value Portfolio converted into Institutional Class shares of the Portfolio (the “Recapitalization”). As a result of the Recapitalization, shareholders holding Class R shares of the Portfolio received Institutional Class shares of the Portfolio in exchange for their Class R shares with an aggregate net asset value equal to the aggregate net asset value of the Class R shares so exchanged. The value of a shareholder’s investment in the Portfolio was not impacted by the conversion; however, each shareholder received fewer Institutional Class shares than the number of Class R shares held at the time of the conversion because the Class R shares had a higher net asset value per share. Following the Recapitalization, the Class R shares of the Portfolio have ceased operations. See the Statements of Changes for activity related to the Recapitalization.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Portfolio’s shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until the 2024 annual shareholder reports, and will have no effect on the Portfolio’s accounting policies or financial statements.

I. Other:

As of October 31, 2023, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio	3	70%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., referred to hereafter as the “Portfolio”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the security owned as of October 31, 2023 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs.

MSCI World ex USA Value Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	17.00%	5.12%	3.43%

The Japanese Small Company Series vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	18.71%	0.99%	4.69%

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Asia Pacific Small Company Series vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	0.60%	1.47%	1.33%

The United Kingdom Small Company Series vs.

MSCI UK Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	9.20%	0.83%	1.45%

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Continental Small Company Series vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	11.76%	4.91%	5.66%

The Canadian Small Company Series vs.

MSCI Canada Small Cap Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	3.53%	9.14%	3.08%

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	13.27%	3.28%	2.28%

The Emerging Markets Small Cap Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	15.47%	6.99%	4.59%

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. The Series generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2023, the Series held approximately 530 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were 17.00% for the Series and 15.70% for the MSCI World ex USA Value Index, the Series’ benchmark. With value stocks outperforming growth stocks, the Series’ focus on value stocks contributed positively to performance relative to the benchmark. The Series’ exclusion of REITs also contributed positively to relative performance, as REITs generally underperformed.

The Japanese Small Company Series

The Japanese Small Company Series invests in Japanese small company stocks. The Series generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Series held approximately 1,700 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were 18.71% for the Series and 13.35% for the MSCI Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark as those stocks underperformed. The Series’ exclusion of REITs also contributed positively to relative performance, as REITs generally underperformed.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore. The Series generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Series held approximately 790 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were 0.60% for the Series and -2.12% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as did the Series’ exclusion of stocks with high asset growth, as those securities underperformed. The Series’ exclusion of REITs also contributed positively to performance relative to the benchmark, as REITs generally underperformed.

The United Kingdom Small Company Series

The United Kingdom Small Company Series invests in small company stocks in the U.K. The Series generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Series held approximately 310 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were 9.20% for the Series and 5.16% for the MSCI United Kingdom Small Cap Index (net dividends), the Series’ benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as did the Series’ exclusion of stocks with high asset growth, as those securities underperformed. The Series’ exclusion of REITs also contributed positively to performance relative to the benchmark, as REITs generally underperformed.

The Continental Small Company Series

The Continental Small Company Series invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel. The Series generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Series held approximately 1,140 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were 11.76% for the Series and 8.05% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Series’ benchmark. Differences in size definitions between the Series and the benchmark led to weight differences between countries, which contributed positively to performance relative to the benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as did the Series’ exclusion of stocks with high asset growth, as those securities underperformed for the year. Additionally, the Series’ exclusion of REITs contributed positively to performance relative to the benchmark, as REITs generally underperformed.

The Canadian Small Company Series

The Canadian Small Company Series invests in small company stocks in Canada. The Series generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2023, the Series held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were 3.53% for the Series and -1.25% for the MSCI Canada Small Cap Index (net dividends), the Series’ benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as those securities underperformed. Additionally, the Series’ exclusion of REITs also contributed positively to performance relative to the benchmark, as REITs generally underperformed.

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. The Series generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2023, the Series held approximately 1,840 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were 13.27% for the Series and 10.80% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on value stocks contributed positively to performance relative to the benchmark, as value stocks outperformed growth stocks in emerging markets. The Series’ emphasis on stocks with smaller market capitalizations also contributed positively to relative performance, as these stocks outperformed. Additionally, the Series’ emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series invests in small company stocks in emerging markets. The Series generally excludes stocks with the lowest profitability and highest relative price, certain companies with high asset growth, and real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Series held approximately 4,830 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were 15.47% for the Series and 10.80% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets, the Series’ inclusion of stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLES

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The DFA International Value Series
Actual Fund Return	$1,000.00	$961.20	0.21%	$1.04
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

The Japanese Small Company Series
Actual Fund Return	$1,000.00	$988.70	0.12%	$0.60
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$883.50	0.12%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$870.20	0.11%	$0.52
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

The Continental Small Company Series
Actual Fund Return	$1,000.00	$888.10	0.12%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$940.70	0.11%	$0.54
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

The Emerging Markets Series
Actual Fund Return	$1,000.00	$964.60	0.14%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$991.10	0.25%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series
Communication Services	3.4%
Consumer Discretionary	12.7%
Consumer Staples	3.9%
Energy	16.0%
Financials	28.3%
Health Care	6.9%
Industrials	10.9%
Information Technology	1.9%
Materials	12.7%
Real Estate	2.1%
Utilities	1.2%

100.0%

The Japanese Small Company Series
Communication Services	2.1%
Consumer Discretionary	14.7%
Consumer Staples	8.5%
Energy	0.8%
Financials	10.1%
Health Care	5.1%
Industrials	28.8%
Information Technology	13.8%
Materials	12.9%
Real Estate	1.5%
Utilities	1.7%

100.0%

The Asia Pacific Small Company Series
Communication Services	5.1%
Consumer Discretionary	20.9%
Consumer Staples	6.7%
Energy	5.5%
Financials	13.4%
Health Care	5.2%
Industrials	12.3%
Information Technology	7.2%
Materials	16.1%
Real Estate	6.9%
Utilities	0.7%

100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The United Kingdom Small Company Series
Communication Services	4.0%
Consumer Discretionary	19.1%
Consumer Staples	8.3%
Energy	3.1%
Financials	20.3%
Health Care	3.1%
Industrials	24.4%
Information Technology	6.5%
Materials	5.8%
Real Estate	2.8%
Utilities	2.6%

100.0%

The Continental Small Company Series
Communication Services	4.9%
Consumer Discretionary	8.0%
Consumer Staples	4.9%
Energy	3.9%
Financials	17.2%
Health Care	5.9%
Industrials	26.7%
Information Technology	10.5%
Materials	9.0%
Real Estate	5.0%
Utilities	4.0%

100.0%

The Canadian Small Company Series
Communication Services	0.9%
Consumer Discretionary	3.9%
Consumer Staples	4.8%
Energy	28.2%
Financials	7.1%
Health Care	2.1%
Industrials	15.0%
Information Technology	4.0%
Materials	24.1%
Real Estate	3.2%
Utilities	6.7%

100.0%

The Emerging Markets Series
Communication Services	8.4%
Consumer Discretionary	11.8%
Consumer Staples	6.2%
Energy	5.9%
Financials	21.6%
Health Care	3.9%
Industrials	7.6%
Information Technology	20.7%
Materials	9.4%
Real Estate	1.9%
Utilities	2.6%

100.0%

The Emerging Markets Small Cap Series
Communication Services	3.4%
Consumer Discretionary	12.8%
Consumer Staples	6.8%
Energy	1.8%
Financials	10.3%
Health Care	8.5%
Industrials	16.7%
Information Technology	15.5%
Materials	15.0%
Real Estate	5.2%
Utilities	4.0%

100.0%

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (6.0%)
ANZ Group Holdings Ltd.	3,680,652	$58,040,113	0.5%
National Australia Bank Ltd.	5,308,636	95,100,201	0.8%
Santos Ltd.	14,074,222	68,674,552	0.6%
Westpac Banking Corp.	5,237,352	68,775,704	0.6%
Woodside Energy Group Ltd.	3,980,187	86,687,647	0.8%
Other Securities		314,300,818	2.8%

TOTAL AUSTRALIA		691,579,035	6.1%

AUSTRIA — (0.1%)
Other Securities		10,556,242	0.1%

BELGIUM — (0.6%)
Other Securities		68,158,356	0.6%

CANADA — (9.1%)
Bank of Montreal	1,331,346	100,583,190	0.9%
Bank of Nova Scotia	683,012	27,655,399	0.2%
Bank of Nova Scotia	2,162,349	87,510,264	0.8%
Canadian Imperial Bank of Commerce	1,736,371	61,240,963	0.5%
Fairfax Financial Holdings Ltd.	96,097	79,970,305	0.7%
Manulife Financial Corp.	3,267,295	56,916,279	0.5%
Suncor Energy, Inc.	2,388,283	77,380,369	0.7%
Teck Resources Ltd., Class B	2,373,766	83,888,890	0.7%
Other Securities		480,476,534	4.2%

TOTAL CANADA		1,055,622,193	9.2%

DENMARK — (2.2%)
Other Securities		251,518,708	2.2%

FINLAND — (0.8%)
Other Securities		95,535,714	0.8%

FRANCE — (11.3%)
AXA SA	2,402,612	71,190,414	0.6%
BNP Paribas SA	1,438,342	82,710,427	0.7%
Cie de Saint-Gobain SA	1,911,069	104,027,435	0.9%
Cie Generale des Etablissements Michelin SCA	2,726,689	81,005,707	0.7%
Engie SA	3,701,762	58,876,095	0.5%
Orange SA	7,475,414	87,926,131	0.8%
Sanofi SA	956,125	86,822,112	0.8%
TotalEnergies SE	6,840,726	457,353,790	4.0%
Other Securities		287,207,408	2.5%

TOTAL FRANCE		1,317,119,519	11.5%

GERMANY — (6.2%)
BASF SE	1,595,449	73,721,149	0.6%
Bayer AG	2,226,814	96,217,422	0.8%
Bayerische Motoren Werke AG	942,197	87,628,385	0.8%
Mercedes-Benz Group AG	2,471,518	145,409,910	1.3%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$321,888,239	2.8%

TOTAL GERMANY		724,865,105	6.3%

HONG KONG — (1.5%)
Other Securities		170,991,702	1.5%

IRELAND — (0.2%)
Other Securities		25,038,980	0.2%

ISRAEL — (0.4%)
Other Securities		51,951,842	0.5%

ITALY — (2.3%)
Stellantis NV	3,233,234	60,404,388	0.5%
UniCredit SpA	4,159,978	104,289,031	0.9%
Other Securities		101,608,790	0.9%

TOTAL ITALY		266,302,209	2.3%

JAPAN — (21.2%)
Honda Motor Co. Ltd.	10,566,000	108,288,524	1.0%
Mitsubishi Corp.	2,313,200	107,831,082	0.9%
Mitsubishi UFJ Financial Group, Inc.	10,193,750	85,516,868	0.8%
Sumitomo Mitsui Financial Group, Inc.	1,370,700	66,078,671	0.6%
# Takeda Pharmaceutical Co. Ltd.	2,592,971	70,385,489	0.6%
Toyota Motor Corp.	7,782,350	136,142,401	1.2%
Other Securities		1,885,791,758	16.4%

TOTAL JAPAN		2,460,034,793	21.5%

NETHERLANDS — (3.5%)
ING Groep NV	4,971,616	63,738,727	0.6%
Koninklijke Ahold Delhaize NV	4,003,663	118,555,624	1.0%
Other Securities		228,550,902	2.0%

TOTAL NETHERLANDS		410,845,253	3.6%

NEW ZEALAND — (0.2%)
Other Securities		20,727,048	0.2%

NORWAY — (0.9%)
Other Securities		101,952,505	0.9%

PORTUGAL — (0.1%)
Other Securities		14,600,091	0.1%

SINGAPORE — (1.0%)
Other Securities		119,239,175	1.0%

SPAIN — (2.4%)
# Banco Santander SA	34,833,091	128,113,786	1.1%
# Banco Santander SA, Sponsored ADR	219,342	796,211	0.0%
Repsol SA	5,269,796	77,161,128	0.7%
Other Securities		76,139,234	0.7%

TOTAL SPAIN		282,210,359	2.5%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (2.5%)
Other Securities		$292,244,822	2.6%

SWITZERLAND — (9.9%)
Cie Financiere Richemont SA, Class A	809,027	95,445,330	0.8%
Holcim AG	974,130	60,228,276	0.5%
Novartis AG	1,526,421	142,902,858	1.3%
# Novartis AG, Sponsored ADR	1,378,570	129,006,581	1.1%
Swisscom AG	94,854	56,835,455	0.5%
UBS Group AG	6,031,321	141,714,501	1.2%
#* UBS Group AG	1,233,582	28,939,820	0.3%
Zurich Insurance Group AG	348,909	165,729,170	1.5%
Other Securities		330,054,021	2.9%

TOTAL SWITZERLAND		1,150,856,012	10.1%

UNITED KINGDOM — (12.8%)
BP PLC, Sponsored ADR	1,698,003	62,112,950	0.5%
British American Tobacco PLC	1,884,352	56,290,123	0.5%
Glencore PLC	12,424,779	65,811,861	0.6%
HSBC Holdings PLC	13,535,003	97,728,348	0.9%
# HSBC Holdings PLC, Sponsored ADR	2,324,211	84,438,585	0.7%
Lloyds Banking Group PLC	124,313,687	60,503,314	0.5%
Shell PLC	307,658	9,914,840	0.1%
# Shell PLC, ADR	9,015,405	587,263,482	5.1%
Other Securities		467,100,882	4.1%

TOTAL UNITED KINGDOM		1,491,164,385	13.0%

UNITED STATES — (0.7%)
Other Securities		82,198,731	0.7%

TOTAL COMMON STOCKS		11,155,312,779	97.5%

PREFERRED STOCKS — (0.7%)
GERMANY — (0.7%)
Other Securities		75,043,140	0.6%

TOTAL INVESTMENT SECURITIES (Cost $10,152,946,131)		11,230,355,919

		Value†
SECURITIES LENDING COLLATERAL — (3.4%)
@§ The DFA Short Term Investment Fund	34,363,676	397,484,640	3.5%

TOTAL INVESTMENTS—(100.0%) (Cost $10,550,431,199)		$11,627,840,559	101.6%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2023, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	490	12/15/23	$107,657,486	$103,200,125	$(4,457,361)

Total Futures Contracts			$107,657,486	$103,200,125	$(4,457,361)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$691,579,035	—	$691,579,035
Austria	—	10,556,242	—	10,556,242
Belgium	—	68,158,356	—	68,158,356
Canada	$1,055,622,193	—	—	1,055,622,193
Denmark	—	251,518,708	—	251,518,708
Finland	4,405,789	91,129,925	—	95,535,714
France	—	1,317,119,519	—	1,317,119,519
Germany	16,328,138	708,536,967	—	724,865,105
Hong Kong	—	170,991,702	—	170,991,702
Ireland	—	25,038,980	—	25,038,980
Israel	—	51,951,842	—	51,951,842
Italy	51,149,858	215,152,351	—	266,302,209
Japan	23,469,350	2,436,565,443	—	2,460,034,793
Netherlands	23,539,526	387,305,727	—	410,845,253
New Zealand	—	20,727,048	—	20,727,048
Norway	—	101,952,505	—	101,952,505
Portugal	—	14,600,091	—	14,600,091
Singapore	—	119,239,175	—	119,239,175
Spain	8,288,581	273,921,778	—	282,210,359
Sweden	—	292,244,822	—	292,244,822
Switzerland	178,193,050	972,662,962	—	1,150,856,012
United Kingdom	804,084,889	687,079,496	—	1,491,164,385
United States	82,198,731	—	—	82,198,731
Preferred Stocks
Germany	—	75,043,140	—	75,043,140
Securities Lending Collateral	—	397,484,640	—	397,484,640
Futures Contracts**	(4,457,361)	—	—	(4,457,361)

TOTAL	$2,242,822,744	$9,380,560,454	—	$11,623,383,198

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (99.0%)
COMMUNICATION SERVICES — (2.0%)
Other Securities		$57,215,453	2.0%

CONSUMER DISCRETIONARY — (14.6%)
Food & Life Cos. Ltd.	473,500	7,980,732	0.3%
# Kyoritsu Maintenance Co. Ltd.	179,000	6,846,028	0.3%
Resorttrust, Inc.	514,664	7,406,083	0.3%
Tomy Co. Ltd.	549,293	7,576,172	0.3%
Yoshinoya Holdings Co. Ltd.	333,700	7,798,729	0.3%
Other Securities		372,773,265	13.1%

TOTAL CONSUMER DISCRETIONARY		410,381,009	14.6%

CONSUMER STAPLES — (8.4%)
Morinaga & Co. Ltd.	212,599	7,667,235	0.3%
Nissui Corp.	1,771,500	8,596,290	0.3%
Pigeon Corp.	722,925	7,675,931	0.3%
Sapporo Holdings Ltd.	258,920	9,115,564	0.3%
Other Securities		204,377,820	7.2%

TOTAL CONSUMER STAPLES		237,432,840	8.4%

ENERGY — (0.8%)
Japan Petroleum Exploration Co. Ltd.	215,300	7,372,216	0.3%
Other Securities		14,740,245	0.5%

TOTAL ENERGY		22,112,461	0.8%

FINANCIALS — (10.0%)
77 Bank Ltd.	351,052	7,824,613	0.3%
Gunma Bank Ltd.	2,072,540	10,015,697	0.4%
Hirogin Holdings, Inc.	1,509,400	9,597,788	0.3%
Hokuhoku Financial Group, Inc.	688,853	8,042,412	0.3%
Kyushu Financial Group, Inc.	1,844,437	11,622,672	0.4%
Nishi-Nippon Financial Holdings, Inc.	739,500	8,831,931	0.3%
Shiga Bank Ltd.	279,100	7,380,889	0.3%
Yamaguchi Financial Group, Inc.	1,237,672	11,358,673	0.4%
Other Securities		206,999,387	7.3%

TOTAL FINANCIALS		281,674,062	10.0%

HEALTH CARE — (5.0%)
Jeol Ltd.	252,800	7,137,389	0.3%
Nakanishi, Inc.	351,400	7,717,880	0.3%
Other Securities		127,231,236	4.4%

TOTAL HEALTH CARE		142,086,505	5.0%

INDUSTRIALS — (28.5%)
Daiseki Co. Ltd.	285,355	7,880,789	0.3%
DMG Mori Co. Ltd.	674,700	11,159,541	0.4%
EXEO Group, Inc.	493,200	10,243,644	0.4%
Hazama Ando Corp.	1,150,400	8,904,120	0.3%
Kokuyo Co. Ltd.	454,525	7,045,125	0.3%
Mabuchi Motor Co. Ltd.	254,834	7,280,487	0.3%
Meitec Group Holdings, Inc.	478,200	8,416,362	0.3%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Mirait One Corp.	565,135	$7,490,157	0.3%
Nagase & Co. Ltd.	584,600	8,856,159	0.3%
Nichias Corp.	378,700	7,513,304	0.3%
Nikkon Holdings Co. Ltd.	369,900	7,848,810	0.3%
Ushio, Inc.	592,600	7,227,008	0.3%
Other Securities		705,369,769	24.7%

TOTAL INDUSTRIALS		805,235,275	28.5%

INFORMATION TECHNOLOGY — (13.7%)
Alps Alpine Co. Ltd.	911,442	7,479,491	0.3%
Citizen Watch Co. Ltd.	1,550,700	9,043,705	0.3%
Daiwabo Holdings Co. Ltd.	574,800	10,925,050	0.4%
Dexerials Corp.	345,400	7,878,683	0.3%
Maruwa Co. Ltd.	50,800	8,913,540	0.3%
NET One Systems Co. Ltd.	492,716	7,520,285	0.3%
# Nippon Electric Glass Co. Ltd.	393,736	7,871,676	0.3%
NSD Co. Ltd.	482,660	8,397,741	0.3%
Tokyo Seimitsu Co. Ltd.	203,000	9,489,316	0.3%
Ulvac, Inc.	200,200	6,884,710	0.3%
Other Securities		300,915,943	10.6%

TOTAL INFORMATION TECHNOLOGY		385,320,140	13.7%

MATERIALS — (12.8%)
ADEKA Corp.	507,000	8,476,143	0.3%
Mitsui Mining & Smelting Co. Ltd.	345,600	8,974,059	0.3%
Sumitomo Bakelite Co. Ltd.	171,900	7,649,191	0.3%
Taiheiyo Cement Corp.	478,091	8,193,349	0.3%
Teijin Ltd.	754,588	6,829,833	0.3%
Tokai Carbon Co. Ltd.	943,200	7,238,009	0.3%
UBE Corp.	611,100	9,410,201	0.3%
Other Securities		304,800,022	10.7%

TOTAL MATERIALS		361,570,807	12.8%

REAL ESTATE — (1.5%)
Other Securities		42,985,677	1.5%

UTILITIES — (1.7%)
Nippon Gas Co. Ltd.	676,700	10,170,459	0.4%
Other Securities		37,326,611	1.3%

TOTAL UTILITIES		47,497,070	1.7%

TOTAL COMMON STOCKS (Cost $2,743,166,586)		2,793,511,299	99.0%

		Value†
SECURITIES LENDING COLLATERAL — (1.0%)
@§ The DFA Short Term Investment Fund	2,508,802	29,019,314	1.0%

TOTAL INVESTMENTS—(100.0%) (Cost $2,772,186,608)		$2,822,530,613	100.0%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$57,215,453	—	$57,215,453
Consumer Discretionary	$1,476,840	408,904,169	—	410,381,009
Consumer Staples	—	237,432,840	—	237,432,840
Energy	—	22,112,461	—	22,112,461
Financials	—	281,674,062	—	281,674,062
Health Care	—	142,086,505	—	142,086,505
Industrials	—	805,235,275	—	805,235,275
Information Technology	—	385,320,140	—	385,320,140
Materials	—	361,570,807	—	361,570,807
Real Estate	—	42,985,677	—	42,985,677
Utilities	—	47,497,070	—	47,497,070
Securities Lending Collateral	—	29,019,314	—	29,019,314

TOTAL	$1,476,840	$2,821,053,773	—	$2,822,530,613

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (99.0%)
AUSTRALIA — (64.1%)
	AMP Ltd.	16,394,773	$10,923,695	0.9%
	Ansell Ltd.	667,276	9,015,436	0.8%
#	ARB Corp. Ltd.	516,706	9,641,932	0.8%
	AUB Group Ltd.	653,490	11,222,709	0.9%
#	Bank of Queensland Ltd.	3,124,152	10,152,388	0.8%
	Bapcor Ltd.	2,047,713	6,970,109	0.6%
	Beach Energy Ltd.	8,618,391	8,488,701	0.7%
*	Bellevue Gold Ltd.	8,798,707	8,001,775	0.7%
*	Boss Energy Ltd.	2,371,994	6,536,645	0.5%
#	Breville Group Ltd.	613,229	8,311,031	0.7%
*	Capricorn Metals Ltd.	2,313,472	6,883,469	0.6%
#	Champion Iron Ltd.	1,787,152	8,128,867	0.7%
	Corporate Travel Management Ltd.	706,323	7,474,030	0.6%
	CSR Ltd.	3,025,097	10,809,247	0.9%
	Domino’s Pizza Enterprises Ltd.	284,704	9,226,985	0.8%
	Downer EDI Ltd.	4,102,725	9,867,275	0.8%
	Eagers Automotive Ltd.	877,469	7,216,825	0.6%
#	Flight Centre Travel Group Ltd.	991,677	11,788,395	1.0%
	Gold Road Resources Ltd.	8,223,152	9,774,805	0.8%
	GUD Holdings Ltd.	1,021,707	6,947,914	0.6%
#	Harvey Norman Holdings Ltd.	3,154,895	7,374,464	0.6%
	HUB24 Ltd.	477,073	9,211,187	0.8%
	Iluka Resources Ltd.	1,561,869	7,212,329	0.6%
	InvoCare Ltd.	908,018	7,307,553	0.6%
	IPH Ltd.	1,569,172	6,819,157	0.6%
*	Karoon Energy Ltd.	4,021,732	6,476,220	0.5%
	Metcash Ltd.	4,615,181	10,807,985	0.9%
	Netwealth Group Ltd.	806,030	6,549,114	0.5%
	New Hope Corp. Ltd.	3,051,610	11,230,195	0.9%
	nib holdings Ltd.	2,762,115	12,729,528	1.1%
	Nine Entertainment Co. Holdings Ltd.	7,806,987	9,199,665	0.8%
	Orora Ltd.	8,207,195	12,861,724	1.1%
*	Paladin Energy Ltd.	16,031,454	9,660,647	0.8%
	Perpetual Ltd.	638,190	7,802,171	0.7%
	Perseus Mining Ltd.	7,999,202	8,546,820	0.7%
	Reliance Worldwide Corp. Ltd.	4,522,177	10,079,750	0.8%
*	Sandfire Resources Ltd.	3,123,483	11,848,150	1.0%
	Sims Ltd.	999,254	7,965,428	0.7%
	Super Retail Group Ltd.	1,077,207	9,063,950	0.8%
	Tabcorp Holdings Ltd.	13,480,179	6,651,512	0.6%
	Technology One Ltd.	742,435	6,885,186	0.6%
Ω	Viva Energy Group Ltd.	6,590,681	11,867,968	1.0%
#*	Webjet Ltd.	2,302,818	8,948,714	0.7%
	Other Securities		387,123,834	32.0%

TOTAL AUSTRALIA			771,605,484	64.2%

CAYMAN ISLANDS — (0.0%)
	Other Security		23,977	0.0%

CHINA — (0.1%)
	Other Securities		789,268	0.1%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	HONG KONG — (21.0%)
	ASMPT Ltd.	1,562,400	$13,232,824	1.1%
	Luk Fook Holdings International Ltd.	3,378,000	8,380,129	0.7%
	NWS Holdings Ltd.	6,279,000	7,429,555	0.6%
	Pacific Basin Shipping Ltd.	28,378,000	8,211,841	0.7%
	PCCW Ltd.	18,348,545	8,980,462	0.8%
*Ω	Samsonite International SA	3,780,000	11,707,104	1.0%
	Other Securities		194,764,988	16.1%

	TOTAL HONG KONG		252,706,903	21.0%

	NEW ZEALAND — (3.2%)
	Other Securities		39,180,066	3.2%

	SINGAPORE — (10.6%)
	ComfortDelGro Corp. Ltd.	9,516,700	9,191,833	0.8%
	Other Securities		118,504,758	9.8%

	TOTAL SINGAPORE		127,696,591	10.6%

	TOTAL COMMON STOCKS		1,192,002,289	99.1%

	RIGHTS/WARRANTS — (0.0%)
	AUSTRALIA — (0.0%)
	Other Securities		1,336	0.0%

	TOTAL INVESTMENT SECURITIES (Cost $1,516,440,464)		1,192,003,625

			Value†
	SECURITIES LENDING COLLATERAL — (1.0%)
	@§ The DFA Short Term Investment Fund	1,022,740	11,830,034	1.0%

	TOTAL INVESTMENTS—(100.0%) (Cost $1,528,270,413)		$1,203,833,659	100.1%

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Australia	$13,693	$771,242,347	$349,444		$771,605,484
Cayman Islands	—	23,977	—		23,977
China	—	789,268	—		789,268
Hong Kong	—	252,398,888	308,015		252,706,903
New Zealand	—	39,180,066	—		39,180,066
Singapore	—	127,046,839	649,752		127,696,591
Rights/Warrants
Australia	—	1,336	—		1,336
Securities Lending Collateral	—	11,830,034	—		11,830,034

TOTAL	$13,693	$1,202,512,755	$1,307,211	^	$1,203,833,659

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (99.1%)
COMMUNICATION SERVICES — (4.0%)
4imprint Group PLC	165,738	$10,143,389	0.8%
ITV PLC	14,659,552	11,414,423	0.9%
Moneysupermarket.com Group PLC	3,209,924	10,129,507	0.8%
Other Securities		18,523,765	1.5%

TOTAL COMMUNICATION SERVICES		50,211,084	4.0%

CONSUMER DISCRETIONARY — (19.0%)
Bellway PLC	596,527	15,180,838	1.2%
Domino’s Pizza Group PLC	3,097,499	12,924,628	1.0%
Games Workshop Group PLC	177,416	21,331,156	1.7%
Greggs PLC	601,854	17,359,651	1.4%
Inchcape PLC	2,145,919	17,397,976	1.4%
Persimmon PLC	978,415	12,116,690	1.0%
Pets at Home Group PLC	2,876,399	9,834,326	0.8%
Redrow PLC	1,640,617	9,722,304	0.8%
Vistry Group PLC	1,581,400	13,630,585	1.1%
Other Securities		107,540,636	8.5%

TOTAL CONSUMER DISCRETIONARY		237,038,790	18.9%

CONSUMER STAPLES — (8.3%)
Britvic PLC	1,626,728	16,593,568	1.3%
Cranswick PLC	366,623	15,588,013	1.3%
* Marks & Spencer Group PLC	9,096,384	24,019,747	1.9%
Tate & Lyle PLC	2,193,476	16,830,969	1.3%
Other Securities		30,051,812	2.4%

TOTAL CONSUMER STAPLES		103,084,109	8.2%

ENERGY — (3.0%)
Other Securities		38,047,863	3.0%

FINANCIALS — (20.1%)
Bank of Georgia Group PLC	269,724	10,920,373	0.9%
Beazley PLC	3,110,587	19,485,841	1.6%
Burford Capital Ltd.	974,033	12,043,015	1.0%
Close Brothers Group PLC	934,202	9,069,257	0.7%
* Direct Line Insurance Group PLC	5,736,832	10,577,314	0.8%
Hiscox Ltd.	1,481,388	16,914,945	1.3%
IG Group Holdings PLC	1,557,868	12,102,444	1.0%
Lancashire Holdings Ltd.	1,629,727	11,253,076	0.9%
Man Group PLC	7,541,211	20,162,454	1.6%
Paragon Banking Group PLC	1,921,607	10,365,204	0.8%
Plus500 Ltd.	531,015	9,109,342	0.7%
Virgin Money U.K. PLC	6,394,358	11,617,099	0.9%
Other Securities		97,536,245	7.9%

TOTAL FINANCIALS		251,156,609	20.1%

HEALTH CARE — (3.0%)
* Indivior PLC	766,956	14,704,637	1.2%
Other Securities		23,358,121	1.9%

TOTAL HEALTH CARE		38,062,758	3.1%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (24.2%)
* Babcock International Group PLC	2,641,605	$12,568,828	1.0%
Balfour Beatty PLC	3,585,302	13,512,546	1.1%
Diploma PLC	428,815	14,867,363	1.2%
Grafton Group PLC	1,489,341	14,019,677	1.1%
Hays PLC	9,150,271	10,722,745	0.9%
Howden Joinery Group PLC	1,391,766	10,808,598	0.9%
* International Distributions Services PLC	3,240,163	9,959,380	0.8%
JET2 PLC	813,756	9,944,724	0.8%
Mitie Group PLC	7,951,370	9,543,633	0.8%
QinetiQ Group PLC	3,297,003	13,291,365	1.1%
Rotork PLC	4,407,598	15,761,223	1.3%
Serco Group PLC	5,743,194	9,978,356	0.8%
Travis Perkins PLC	1,117,269	10,066,748	0.8%
Other Securities		146,925,070	11.5%

TOTAL INDUSTRIALS		301,970,256	24.1%

INFORMATION TECHNOLOGY — (6.4%)
Computacenter PLC	501,247	15,677,786	1.3%
Softcat PLC	689,548	10,622,540	0.8%
Spectris PLC	361,445	13,657,892	1.1%
Other Securities		40,018,928	3.2%

TOTAL INFORMATION TECHNOLOGY		79,977,146	6.4%

MATERIALS — (5.7%)
Hill & Smith PLC	550,246	11,030,269	0.9%
Other Securities		60,717,342	4.8%

TOTAL MATERIALS		71,747,611	5.7%

REAL ESTATE — (2.8%)
Grainger PLC	4,251,088	11,765,849	1.0%
Savills PLC	971,680	9,308,536	0.8%
Other Securities		13,332,369	1.0%

TOTAL REAL ESTATE		34,406,754	2.8%

UTILITIES — (2.6%)
Drax Group PLC	2,467,126	12,675,532	1.0%
Pennon Group PLC	1,364,308	12,065,996	1.0%
Other Security		7,989,073	0.6%

TOTAL UTILITIES		32,730,601	2.6%

TOTAL COMMON STOCKS (Cost $1,353,648,625)		1,238,433,581	98.9%

		Value†
SECURITIES LENDING COLLATERAL — (0.9%)
@§ The DFA Short Term Investment Fund	1,003,030	11,602,045	1.0%

TOTAL INVESTMENTS—(100.0%) (Cost $1,365,250,747)		$1,250,035,626	99.9%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Communication Services	$9,735	$50,201,349	—		$50,211,084
Consumer Discretionary	—	237,038,790	—		237,038,790
Consumer Staples	—	103,084,109	—		103,084,109
Energy	—	37,923,815	$124,048		38,047,863
Financials	—	251,155,569	1,040		251,156,609
Health Care	—	38,062,758	—		38,062,758
Industrials	—	301,970,256	—		301,970,256
Information Technology	—	79,977,146	—		79,977,146
Materials	—	71,747,611	—		71,747,611
Real Estate	—	34,406,754	—		34,406,754
Utilities	—	32,730,601	—		32,730,601
Securities Lending Collateral	—	11,602,045	—		11,602,045

TOTAL	$9,735	$1,249,900,803	$125,088	^	$1,250,035,626

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (95.9%)
	AUSTRIA — (3.2%)
	ANDRITZ AG	438,579	$20,187,397	0.4%
Ω	BAWAG Group AG	434,580	19,356,361	0.4%
	Other Securities		111,012,363	2.4%

	TOTAL AUSTRIA		150,556,121	3.2%

	BELGIUM — (3.8%)
	Ackermans & van Haaren NV	171,688	25,487,591	0.6%
	Euronav NV	1,303,139	23,326,697	0.5%
	Other Securities		132,117,956	2.8%

	TOTAL BELGIUM		180,932,244	3.9%

	DENMARK — (6.4%)
*	Jyske Bank AS	437,851	30,857,271	0.7%
	Ringkjoebing Landbobank AS	197,625	26,935,971	0.6%
	Royal Unibrew AS	312,981	22,640,649	0.5%
	Sydbank AS	461,164	20,032,806	0.4%
	Other Securities		203,835,973	4.4%

	TOTAL DENMARK		304,302,670	6.6%

	FINLAND — (5.1%)
	Huhtamaki OYJ	631,957	21,724,252	0.5%
	Orion OYJ, Class B	629,985	25,064,275	0.6%
#	Valmet OYJ	886,762	19,900,132	0.4%
	Wartsila OYJ Abp	2,378,105	28,379,105	0.6%
	Other Securities		146,586,296	3.1%

	TOTAL FINLAND		241,654,060	5.2%

	FRANCE — (11.3%)
	Elis SA	1,272,724	20,872,644	0.5%
	Gaztransport Et Technigaz SA	171,206	21,898,963	0.5%
	Rexel SA	1,427,474	29,152,980	0.6%
	SCOR SE	850,826	25,400,939	0.5%
*	SOITEC	147,840	22,066,351	0.5%
	Sopra Steria Group SACA	120,549	21,642,911	0.5%
	SPIE SA	860,805	22,637,026	0.5%
	Other Securities		372,000,758	7.9%

	TOTAL FRANCE		535,672,572	11.5%

	GERMANY — (14.1%)
#	Bechtle AG	434,992	19,441,013	0.4%
	CTS Eventim AG & Co. KGaA	322,671	19,536,483	0.4%
	Freenet AG	931,981	23,656,380	0.5%
	Gerresheimer AG	239,432	22,332,589	0.5%
	Hugo Boss AG	412,000	24,095,810	0.5%
	thyssenkrupp AG	3,151,431	21,964,393	0.5%
	Other Securities		536,826,812	11.6%

	TOTAL GERMANY		667,853,480	14.4%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
IRELAND — (1.0%)
	Other Securities		$45,236,596	1.0%

ISRAEL — (1.9%)
	Other Securities		91,075,560	2.0%

ITALY — (10.6%)
	Banco BPM SpA	9,876,720	50,532,629	1.1%
#	BPER Banca	6,542,561	21,290,464	0.5%
	Brunello Cucinelli SpA	248,717	20,006,230	0.4%
	Leonardo SpA	2,654,010	40,108,685	0.9%
	Other Securities		371,549,104	7.9%

TOTAL ITALY			503,487,112	10.8%

NETHERLANDS — (4.9%)
	Aalberts NV	673,240	21,020,076	0.5%
	Arcadis NV	526,995	22,273,333	0.5%
	BE Semiconductor Industries NV	392,853	40,581,596	0.9%
Ω	Signify NV	743,928	19,284,717	0.4%
	Other Securities		131,580,048	2.8%

TOTAL NETHERLANDS			234,739,770	5.1%

NORWAY — (2.0%)
	Other Securities		97,377,918	2.1%

PORTUGAL — (1.1%)
	Other Securities		50,590,874	1.1%

SPAIN — (6.4%)
	Banco de Sabadell SA	36,362,876	45,213,373	1.0%
	Bankinter SA	4,245,482	26,846,128	0.6%
#	Enagas SA	1,457,648	24,384,537	0.5%
	Other Securities		206,882,969	4.4%

TOTAL SPAIN			303,327,007	6.5%

SWEDEN — (5.4%)
	Other Securities		258,456,868	5.6%

SWITZERLAND — (18.7%)
	Adecco Group AG	573,691	21,710,502	0.5%
	Allreal Holding AG	123,491	19,816,056	0.4%
	Belimo Holding AG	65,574	27,607,771	0.6%
	BKW AG	161,471	27,144,558	0.6%
	Bucher Industries AG	54,010	19,279,744	0.4%
*	Dufry AG	554,235	19,428,293	0.4%
	Flughafen Zurich AG	145,858	27,255,287	0.6%
Ω	Galenica AG	285,324	21,555,903	0.5%
	Georg Fischer AG	626,442	32,506,926	0.7%
	Helvetia Holding AG	262,788	35,327,584	0.8%
	PSP Swiss Property AG	337,750	41,556,493	0.9%
	Siegfried Holding AG	32,647	25,889,674	0.6%
	Temenos AG	344,252	24,801,829	0.5%
Ω	VAT Group AG	71,846	25,477,992	0.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (Continued)
Other Securities		$516,718,458	11.1%

TOTAL SWITZERLAND		886,077,070	19.1%

UNITED STATES — (0.0%)
Other Securities		1,431,685	0.0%

TOTAL COMMON STOCKS		4,552,771,607	98.1%

PREFERRED STOCKS — (0.9%)
GERMANY — (0.9%)
Other Securities		41,269,340	0.9%

RIGHTS/WARRANTS — (0.0%)
FINLAND — (0.0%)
Other Security		1,801,296	0.0%

SPAIN — (0.0%)
Other Security		477,756	0.0%

TOTAL RIGHTS/WARRANTS		2,279,052	0.0%

TOTAL INVESTMENT SECURITIES (Cost $4,294,866,091)		4,596,319,999

		Value†
SECURITIES LENDING COLLATERAL — (3.2%)
@§ The DFA Short Term Investment Fund	13,062,502	151,093,958	3.3%

TOTAL INVESTMENTS—(100.0%) (Cost $4,445,959,349)		$4,747,413,957	102.3%

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$974,623	$149,581,498	—	$150,556,121
Belgium	792,151	180,140,093	—	180,932,244
Denmark	—	304,302,670	—	304,302,670
Finland	—	241,654,060	—	241,654,060
France	—	535,672,572	—	535,672,572
Germany	1,775,471	666,078,009	—	667,853,480
Ireland	—	45,236,596	—	45,236,596
Israel	1,713,493	89,362,067	—	91,075,560
Italy	—	503,487,112	—	503,487,112
Netherlands	—	234,739,770	—	234,739,770
Norway	—	97,377,918	—	97,377,918
Portugal	—	50,590,874	—	50,590,874
Spain	—	303,327,007	—	303,327,007
Sweden	—	258,456,868	—	258,456,868
Switzerland	—	886,077,070	—	886,077,070

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
United States	—	$1,431,685	—	$1,431,685
Preferred Stocks
Germany	—	41,269,340	—	41,269,340
Rights/Warrants
Finland	—	1,801,296	—	1,801,296
Spain	—	477,756	—	477,756
Securities Lending Collateral	—	151,093,958	—	151,093,958

TOTAL	$5,255,738	$4,742,158,219	—	$4,747,413,957

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (93.2%)
COMMUNICATION SERVICES — (0.8%)
	Other Securities		$10,370,357	0.9%

CONSUMER DISCRETIONARY — (3.7%)
#*	Aritzia, Inc.	490,659	7,631,884	0.6%
	Linamar Corp.	254,133	10,988,148	0.9%
	Other Securities		27,506,543	2.4%

TOTAL CONSUMER DISCRETIONARY			46,126,575	3.9%

CONSUMER STAPLES — (4.5%)
	Maple Leaf Foods, Inc.	468,524	9,328,248	0.8%
#	Premium Brands Holdings Corp.	244,773	15,758,668	1.3%
	Primo Water Corp.	92,255	1,204,850	0.1%
	Primo Water Corp.	799,922	10,434,894	0.9%
	Other Securities		19,771,521	1.7%

TOTAL CONSUMER STAPLES			56,498,181	4.8%

ENERGY — (26.3%)
*	Advantage Energy Ltd.	1,218,356	8,847,193	0.8%
	Baytex Energy Corp.	2,680,011	11,595,505	1.0%
#	Birchcliff Energy Ltd.	1,577,017	8,710,979	0.7%
	Crescent Point Energy Corp.	2,232,271	17,900,021	1.5%
	Crescent Point Energy Corp.	739,368	5,922,338	0.5%
	Enerplus Corp.	1,253,055	21,189,212	1.8%
	Enerplus Corp.	28,353	479,449	0.0%
#	Gibson Energy, Inc.	854,905	12,989,254	1.1%
*	MEG Energy Corp.	1,231,299	24,328,533	2.1%
*	NuVista Energy Ltd.	996,250	9,662,565	0.8%
	Paramount Resources Ltd., Class A	453,102	10,890,136	0.9%
	Parex Resources, Inc.	560,334	10,739,988	0.9%
	Parkland Corp.	743,571	22,504,182	1.9%
#	Peyto Exploration & Development Corp.	1,064,787	11,210,305	1.0%
#	PrairieSky Royalty Ltd.	1,219,867	21,419,695	1.8%
	Secure Energy Services, Inc.	1,822,233	10,118,041	0.9%
#	Vermilion Energy, Inc.	681,624	9,835,440	0.8%
	Vermilion Energy, Inc.	233,451	3,366,363	0.3%
#	Whitecap Resources, Inc.	1,388,207	10,721,255	0.9%
	Other Securities		98,781,619	8.4%

TOTAL ENERGY			331,212,073	28.1%

FINANCIALS — (6.6%)
	Canadian Western Bank	530,725	10,516,909	0.9%
	CI Financial Corp.	992,058	8,992,370	0.8%
#	EQB, Inc.	161,831	8,031,159	0.7%
	Onex Corp.	171,939	9,636,271	0.8%
	Other Securities		46,037,310	3.9%

TOTAL FINANCIALS			83,214,019	7.1%

HEALTH CARE — (2.0%)
	Bausch Health Cos., Inc.	1,551,796	10,583,249	0.9%
#*	Bausch Health Cos., Inc.	17,777	121,013	0.0%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
HEALTH CARE — (Continued)
	Other Securities		$14,052,775	1.2%

TOTAL HEALTH CARE			24,757,037	2.1%

INDUSTRIALS — (13.9%)
*	ATS Corp.	439,439	14,798,487	1.3%
*	Bombardier, Inc., Class A	13,489	433,632	0.0%
*	Bombardier, Inc., Class B	454,361	14,576,904	1.2%
	Boyd Group Services, Inc.	120,716	20,581,131	1.8%
	Finning International, Inc.	840,489	22,522,135	1.9%
	Richelieu Hardware Ltd.	316,493	9,466,832	0.8%
	Russel Metals, Inc.	357,603	8,909,453	0.8%
	SNC-Lavalin Group, Inc.	978,592	27,182,523	2.3%
	Other Securities		57,389,909	4.8%

TOTAL INDUSTRIALS			175,861,006	14.9%

INFORMATION TECHNOLOGY — (3.7%)
*	Celestica, Inc.	58,598	1,368,263	0.1%
*	Celestica, Inc.	584,405	13,641,384	1.2%
#*	Lightspeed Commerce, Inc.	662,243	8,251,548	0.7%
	Other Securities		23,295,357	2.0%

TOTAL INFORMATION TECHNOLOGY			46,556,552	4.0%

MATERIALS — (22.5%)
	Alamos Gold, Inc., Class A	1,993,469	24,682,065	2.1%
	Alamos Gold, Inc., Class A	41,121	509,078	0.1%
	B2Gold Corp.	1,611,233	5,158,735	0.4%
	B2Gold Corp.	5,340,960	17,251,301	1.5%
*	Capstone Copper Corp.	2,311,783	7,868,481	0.7%
	Eldorado Gold Corp.	682,069	7,377,705	0.6%
#*	Eldorado Gold Corp.	467,945	5,058,485	0.4%
#	Labrador Iron Ore Royalty Corp.	346,569	7,622,394	0.7%
	Methanex Corp.	206,998	8,547,111	0.7%
	Methanex Corp.	144,520	5,961,450	0.5%
	OceanaGold Corp.	4,732,563	7,917,466	0.7%
	Osisko Gold Royalties Ltd.	649,135	7,934,262	0.7%
	Osisko Gold Royalties Ltd.	299,402	3,658,692	0.3%
	SSR Mining, Inc.	847,686	11,730,370	1.0%
#	SSR Mining, Inc.	365,680	5,075,638	0.4%
	Stella-Jones, Inc.	304,188	15,933,814	1.4%
	Other Securities		141,075,036	11.9%

TOTAL MATERIALS			283,362,083	24.1%

REAL ESTATE — (3.0%)
	Altus Group Ltd.	245,393	8,334,603	0.7%
	Tricon Residential, Inc.	1,228,695	8,142,569	0.7%
	Other Securities		21,600,844	1.8%

TOTAL REAL ESTATE			38,078,016	3.2%

UTILITIES — (6.2%)
	Atco Ltd., Class I	445,141	11,411,403	1.0%
#	Boralex, Inc., Class A	508,523	9,464,560	0.8%
#	Capital Power Corp.	688,895	17,630,347	1.5%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
UTILITIES — (Continued)
# TransAlta Corp.	1,716,689	$12,564,913	1.1%
Other Securities		27,796,553	2.3%

TOTAL UTILITIES		78,867,776	6.7%

TOTAL COMMON STOCKS (Cost $1,116,658,978)		1,174,903,675	99.8%

		Value†
SECURITIES LENDING COLLATERAL — (6.8%)
@§ The DFA Short Term Investment Fund	7,370,255	85,251,738	7.2%

TOTAL INVESTMENTS—(100.0%) (Cost $1,201,910,716)		$1,260,155,413	107.0%

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Communication Services	$7,521,380	$2,848,977	—		$10,370,357
Consumer Discretionary	46,126,575	—	—		46,126,575
Consumer Staples	56,498,181	—	—		56,498,181
Energy	331,212,073	—	—		331,212,073
Financials	83,115,371	98,648	—		83,214,019
Health Care	24,744,942	—	$12,095		24,757,037
Industrials	175,861,006	—	—		175,861,006
Information Technology	46,556,552	—	—		46,556,552
Materials	282,952,684	409,399	—		283,362,083
Real Estate	38,078,016	—	—		38,078,016
Utilities	78,867,776	—	—		78,867,776
Securities Lending Collateral	—	85,251,738	—		85,251,738

TOTAL	$1,171,534,556	$88,608,762	$12,095	^	$1,260,155,413

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (98.0%)
	BRAZIL — (3.9%)
	Petroleo Brasileiro SA	2,733,556	$20,516,241	0.5%
	Petroleo Brasileiro SA, Sponsored ADR	511,889	7,079,425	0.2%
	Petroleo Brasileiro SA, Sponsored ADR	227,883	3,418,245	0.1%
	Vale SA	1,834,275	25,103,376	0.6%
	Other Securities		115,560,546	2.5%

	TOTAL BRAZIL		171,677,833	3.9%

	CHILE — (0.5%)
	Other Securities		20,560,416	0.5%

	CHINA — (25.7%)
*	Alibaba Group Holding Ltd.	3,987,600	41,052,633	1.0%
*	Alibaba Group Holding Ltd., Sponsored ADR	706,990	58,354,955	1.4%
*	Baidu, Inc., Class A	1,330,750	17,471,152	0.4%
	Bank of China Ltd., Class H	43,912,181	15,340,063	0.4%
#	BYD Co. Ltd., Class H	533,886	16,235,529	0.4%
	China Construction Bank Corp., Class H	59,766,590	33,801,467	0.8%
	China Resources Land Ltd.	3,998,666	14,967,431	0.4%
	CSPC Pharmaceutical Group Ltd.	16,771,200	14,649,127	0.4%
	Geely Automobile Holdings Ltd.	10,501,000	11,922,045	0.3%
	Industrial & Commercial Bank of China Ltd., Class H	30,774,185	14,748,359	0.4%
	JD.com, Inc., Class A	1,150,871	14,631,204	0.4%
	Kweichow Moutai Co. Ltd., Class A	55,993	12,895,393	0.3%
	Lenovo Group Ltd.	11,967,278	13,926,695	0.3%
*Ω	Meituan, Class B	1,414,140	20,045,441	0.5%
	NetEase, Inc., ADR	193,704	20,710,832	0.5%
*	PDD Holdings, Inc., ADR	122,979	12,472,530	0.3%
	Ping An Insurance Group Co. of China Ltd., Class H	4,658,000	23,627,589	0.6%
	Tencent Holdings Ltd.	3,804,300	140,792,312	3.2%
*Ω	Xiaomi Corp., Class B	10,152,800	18,204,201	0.4%
	Yum China Holdings, Inc.	240,132	12,621,338	0.3%
	Other Securities		603,721,675	13.1%

	TOTAL CHINA		1,132,191,971	25.8%

	COLOMBIA — (0.1%)
	Other Securities		4,445,371	0.1%

	CZECH REPUBLIC — (0.2%)
	Other Securities		8,439,885	0.2%

	EGYPT — (0.0%)
	Other Securities		1,668,825	0.0%

	GREECE — (0.5%)
	Other Securities		22,255,031	0.5%

	HUNGARY — (0.3%)
	Other Securities		13,109,685	0.3%

	INDIA — (16.9%)
	Axis Bank Ltd.	1,479,255	17,430,034	0.4%
	Bajaj Finance Ltd.	139,763	12,585,919	0.3%

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
	Bharti Airtel Ltd.	1,469,776	$16,135,794	0.4%
	HDFC Bank Ltd.	1,841,080	32,635,910	0.7%
	Hindustan Unilever Ltd.	440,646	13,150,373	0.3%
	ICICI Bank Ltd.	1,390,129	15,309,796	0.3%
	ICICI Bank Ltd., Sponsored ADR	649,989	14,423,245	0.3%
	Infosys Ltd.	1,779,532	29,305,332	0.7%
	Mahindra & Mahindra Ltd.	967,659	17,021,272	0.4%
	Reliance Industries Ltd.	1,374,995	37,827,485	0.9%
	Tata Consultancy Services Ltd.	551,248	22,336,702	0.5%
	Tata Steel Ltd.	11,675,250	16,681,472	0.4%
	Other Securities		499,912,976	11.4%

TOTAL INDIA			744,756,310	17.0%

INDONESIA — (2.0%)
	Bank Central Asia Tbk. PT	28,212,600	15,542,902	0.4%
	Other Securities		71,268,056	1.6%

TOTAL INDONESIA			86,810,958	2.0%

KUWAIT — (0.4%)
	Other Securities		18,707,976	0.4%

MALAYSIA — (1.6%)
	Other Securities		69,566,794	1.6%

MEXICO — (2.4%)
	America Movil SAB de CV, Class B	16,845,136	13,930,943	0.3%
	Grupo Financiero Banorte SAB de CV, Class O	1,486,046	12,038,217	0.3%
	Other Securities		79,854,727	1.8%

TOTAL MEXICO			105,823,887	2.4%

PERU — (0.1%)
	Other Securities		4,524,673	0.1%

PHILIPPINES — (0.7%)
	Other Securities		30,675,092	0.7%

POLAND — (1.1%)
	Other Securities		46,682,641	1.1%

QATAR — (0.8%)
	Qatar National Bank QPSC	3,144,150	12,865,365	0.3%
	Other Securities		24,863,602	0.6%

TOTAL QATAR			37,728,967	0.9%

SAUDI ARABIA — (4.0%)
	Al Rajhi Bank	1,034,714	18,521,965	0.4%
Ω	Saudi Arabian Oil Co.	1,399,216	12,431,128	0.3%
	Saudi Telecom Co.	1,236,802	12,669,933	0.3%
	Other Securities		131,916,585	3.0%

TOTAL SAUDI ARABIA			175,539,611	4.0%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH AFRICA — (2.8%)
Other Securities		$125,726,821	2.9%

SOUTH KOREA — (12.3%)
LG Electronics, Inc.	168,961	12,534,032	0.3%
Samsung Electronics Co. Ltd.	3,140,501	156,318,054	3.6%
SK Hynix, Inc.	384,567	33,396,605	0.8%
Other Securities		339,086,158	7.7%

TOTAL SOUTH KOREA		541,334,849	12.4%

TAIWAN — (16.8%)
CTBC Financial Holding Co. Ltd.	16,115,175	12,136,388	0.3%
Hon Hai Precision Industry Co. Ltd.	5,925,322	17,685,388	0.4%
MediaTek, Inc.	759,995	19,835,377	0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	13,600,808	222,135,277	5.1%
Other Securities		469,047,954	10.6%

TOTAL TAIWAN		740,840,384	16.9%

THAILAND — (2.2%)
Other Securities		95,388,325	2.2%

TURKEY — (0.9%)
Other Securities		38,483,090	0.9%

UNITED ARAB EMIRATES — (1.7%)
Emaar Properties PJSC	6,790,733	12,371,246	0.3%
Other Securities		62,727,968	1.4%

TOTAL UNITED ARAB EMIRATES		75,099,214	1.7%

UNITED KINGDOM — (0.1%)
Other Security		4,175,381	0.1%

UNITED STATES — (0.0%)
Other Security		1,398,665	0.0%

TOTAL COMMON STOCKS		4,317,612,655	98.6%

PREFERRED STOCKS — (1.1%)
BRAZIL — (1.1%)
Petroleo Brasileiro SA, 10.467%	2,952,047	20,340,975	0.5%
Other Securities		26,826,224	0.6%

TOTAL BRAZIL		47,167,199	1.1%

CHILE — (0.0%)
Other Security		566,774	0.0%

COLOMBIA — (0.0%)
Other Securities		426,021	0.0%

SOUTH KOREA — (0.0%)
Other Security		5,937	0.0%

TOTAL PREFERRED STOCKS		48,165,931	1.1%

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
	Other Security		$115	0.0%

KUWAIT — (0.0%)
	Other Security		2,043	0.0%

SOUTH KOREA — (0.0%)
	Other Securities		20,215	0.0%

TAIWAN — (0.0%)
	Other Security		16,630	0.0%

TOTAL RIGHTS/WARRANTS			39,003	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,983,451,891)			4,365,817,589

			Value†
SECURITIES LENDING COLLATERAL — (0.9%)
@§	The DFA Short Term Investment Fund	3,587,676	41,498,653	0.9%

TOTAL INVESTMENTS—(100.0%) (Cost $3,024,951,072)			$4,407,316,242	100.6%

As of October 31, 2023, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	630	12/15/23	$30,915,005	$28,954,800	$(1,960,205)
S&P 500® E-Mini Index	9	12/15/23	1,944,443	1,895,513	(48,930)

Total Futures Contracts			$32,859,448	$30,850,313	$(2,009,135)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$171,677,833	—	—	$171,677,833
Chile	8,570,015	$11,990,401	—	20,560,416
China	146,289,624	985,902,347	—	1,132,191,971
Colombia	4,380,149	65,222	—	4,445,371
Czech Republic	—	8,439,885	—	8,439,885
Egypt	139,222	1,529,603	—	1,668,825
Greece	—	22,255,031	—	22,255,031
Hungary	—	13,109,685	—	13,109,685
India	31,954,623	712,196,875	$604,812	744,756,310
Indonesia	—	86,810,958	—	86,810,958
Kuwait	16,196,403	2,511,573	—	18,707,976
Malaysia	—	69,566,794	—	69,566,794

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Mexico	$105,823,887	—	—		$105,823,887
Peru	4,524,673	—	—		4,524,673
Philippines	—	$30,675,092	—		30,675,092
Poland	—	46,682,641	—		46,682,641
Qatar	—	37,728,967	—		37,728,967
Saudi Arabia	—	175,539,611	—		175,539,611
South Africa	15,175,175	110,551,646	—		125,726,821
South Korea	4,074,644	537,260,205	—		541,334,849
Taiwan	3,960,666	736,879,718	—		740,840,384
Thailand	86,922,062	8,466,263	—		95,388,325
Turkey	—	38,483,090	—		38,483,090
United Arab Emirates	—	75,099,214	—		75,099,214
United Kingdom	4,175,381	—	—		4,175,381
United States	—	1,398,665	—		1,398,665
Preferred Stocks
Brazil	47,167,199	—	—		47,167,199
Chile	—	566,774	—		566,774
Colombia	426,021	—	—		426,021
South Korea	—	5,937	—		5,937
Rights/Warrants
Brazil	—	115	—		115
Kuwait	—	2,043	—		2,043
South Korea	—	20,215	—		20,215
Taiwan	—	16,630	—		16,630
Securities Lending Collateral	—	41,498,653	—		41,498,653
Futures Contracts**	(2,009,135)	—	—		(2,009,135)

TOTAL	$649,448,442	$3,755,253,853	$604,812	^	$4,405,307,107

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.1%)
BRAZIL — (4.6%)
	TOTVS SA	1,646,258	$8,264,352	0.2%
	Transmissora Alianca de Energia Eletrica SA	1,269,523	8,508,391	0.2%
	Ultrapar Participacoes SA	1,899,071	7,702,881	0.2%
	Other Securities		152,904,656	4.0%

TOTAL BRAZIL			177,380,280	4.6%

CAYMAN ISLANDS — (0.0%)
	Other Security		170,410	0.0%

CHILE — (0.7%)
	Other Securities		25,424,110	0.7%

CHINA — (20.8%)
Ω	China Feihe Ltd.	9,856,000	6,124,242	0.2%
	China Gas Holdings Ltd.	7,812,400	7,023,397	0.2%
	China Medical System Holdings Ltd.	5,196,500	8,309,710	0.2%
	China Merchants Port Holdings Co. Ltd.	4,896,107	6,232,419	0.2%
	China National Building Material Co. Ltd., Class H	12,606,000	6,000,398	0.2%
#	China Power International Development Ltd.	16,804,333	6,530,760	0.2%
	Chinasoft International Ltd.	9,242,000	6,705,229	0.2%
	Hengan International Group Co. Ltd.	2,167,000	7,257,928	0.2%
Ω	Hygeia Healthcare Holdings Co. Ltd., Class C	1,068,800	6,453,486	0.2%
	Kingboard Holdings Ltd.	2,602,421	6,337,610	0.2%
	Kingsoft Corp. Ltd.	3,176,200	11,083,278	0.3%
	Kunlun Energy Co. Ltd.	8,932,000	7,441,280	0.2%
	Minth Group Ltd.	2,797,000	6,243,537	0.2%
	Shandong Weigao Group Medical Polymer Co. Ltd., Class H	7,160,000	6,645,852	0.2%
*	Tongcheng Travel Holdings Ltd.	3,499,200	6,685,049	0.2%
Ω	Yadea Group Holdings Ltd.	3,806,000	6,947,313	0.2%
*Ω	ZhongAn Online P&C Insurance Co. Ltd., Class H	2,175,200	5,961,389	0.2%
	Other Securities		683,940,851	17.5%

TOTAL CHINA			801,923,728	21.0%

COLOMBIA — (0.1%)
	Other Securities		5,331,154	0.1%

GREECE — (0.4%)
	Other Securities		17,076,446	0.4%

HONG KONG — (0.0%)
	Other Securities		261,817	0.0%

HUNGARY — (0.1%)
	Other Securities		2,412,230	0.1%

INDIA — (21.6%)
	AIA Engineering Ltd.	171,273	7,251,816	0.2%
	Coforge Ltd.	116,666	6,994,499	0.2%
	Dixon Technologies India Ltd.	107,580	6,603,013	0.2%
	Federal Bank Ltd.	5,124,938	8,658,566	0.2%
	Fortis Healthcare Ltd.	1,671,935	6,486,796	0.2%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	INDIA — (Continued)
	Jindal Stainless Ltd.	1,250,402	$6,669,960	0.2%
	KEI Industries Ltd.	207,523	5,979,370	0.2%
	KPIT Technologies Ltd.	686,673	10,107,153	0.3%
	Persistent Systems Ltd.	159,198	11,772,203	0.3%
	Phoenix Mills Ltd.	348,097	7,614,407	0.2%
	REC Ltd.	2,883,444	9,973,561	0.3%
	Solar Industries India Ltd.	97,125	6,386,222	0.2%
	Supreme Industries Ltd.	197,528	10,272,595	0.3%
*	Suzlon Energy Ltd.	23,338,088	8,616,933	0.2%
	Tube Investments of India Ltd.	249,568	9,453,997	0.3%
*	Zee Entertainment Enterprises Ltd.	2,602,393	8,073,057	0.2%
	Other Securities		702,425,219	18.1%

	TOTAL INDIA		833,339,367	21.8%

	INDONESIA — (2.0%)
	Other Securities		75,237,255	2.0%

	KUWAIT — (0.4%)
	Other Securities		17,170,701	0.4%

	MALAYSIA — (1.5%)
	Other Securities		59,242,538	1.6%

	MEXICO — (2.9%)
Ω	Banco del Bajio SA	2,520,069	7,672,449	0.2%
	Grupo Comercial Chedraui SA de CV	1,708,398	9,951,520	0.3%
*	Grupo Simec SAB de CV, Class B	945,472	10,042,592	0.3%
*	Industrias CH SAB de CV, Class B	1,689,942	18,090,787	0.5%
	Other Securities		67,515,113	1.7%

	TOTAL MEXICO		113,272,461	3.0%

	PHILIPPINES — (0.8%)
	Other Securities		32,641,582	0.9%

	POLAND — (1.3%)
#	Grupa Kety SA	53,775	9,070,956	0.3%
	KRUK SA	64,574	7,143,470	0.2%
	Other Securities		35,422,015	0.9%

	TOTAL POLAND		51,636,441	1.4%

	QATAR — (0.8%)
	Other Securities		29,934,707	0.8%

	SAUDI ARABIA — (4.2%)
*	Bank Al-Jazira	1,426,073	6,222,820	0.2%
	Co. for Cooperative Insurance	241,112	7,765,292	0.2%
*	Dar Al Arkan Real Estate Development Co.	1,733,568	6,981,333	0.2%
	Other Securities		142,354,939	3.7%

	TOTAL SAUDI ARABIA		163,324,384	4.3%

	SOUTH AFRICA — (2.7%)
	Harmony Gold Mining Co. Ltd., Sponsored ADR	1,802,955	8,095,268	0.2%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH AFRICA — (Continued)
Other Securities		$95,189,039	2.5%

TOTAL SOUTH AFRICA		103,284,307	2.7%

SOUTH KOREA — (10.7%)
Other Securities		411,472,340	10.8%

TAIWAN — (17.2%)
King Yuan Electronics Co. Ltd.	2,765,979	6,553,158	0.2%
Makalot Industrial Co. Ltd.	572,481	6,407,462	0.2%
Taichung Commercial Bank Co. Ltd.	13,545,371	6,148,358	0.2%
Other Securities		643,018,770	16.8%

TOTAL TAIWAN		662,127,748	17.4%

THAILAND — (1.7%)
Other Securities		65,434,892	1.7%

TURKEY — (2.0%)
Other Securities		76,231,283	2.0%

UNITED ARAB EMIRATES — (1.6%)
Abu Dhabi Islamic Bank PJSC	4,054,847	11,362,242	0.3%
Other Securities		49,777,110	1.3%

TOTAL UNITED ARAB EMIRATES		61,139,352	1.6%

TOTAL COMMON STOCKS		3,785,469,533	99.3%

MUTUAL FUNDS — (0.0%)
UNITED STATES — (0.0%)
Other Security		7,839	0.0%

TOTAL MUTUAL FUNDS		7,839	0.0%

PREFERRED STOCKS — (0.7%)
BRAZIL — (0.7%)
Other Securities		26,602,729	0.7%

CHILE — (0.0%)
Other Securities		865,135	0.0%

COLOMBIA — (0.0%)
Other Security		38,359	0.0%

INDIA — (0.0%)
Other Securities		158,662	0.0%

PHILIPPINES — (0.0%)
Other Security		244,095	0.0%

TOTAL PREFERRED STOCKS		27,908,980	0.7%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		13,045	0.0%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (0.0%)
Other Securities		$83,999	0.0%

TAIWAN — (0.0%)
Other Securities		24,228	0.0%

THAILAND — (0.0%)
Other Securities		9,714	0.0%

TOTAL RIGHTS/WARRANTS		130,986	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,457,278,740)		3,813,517,338

		Value†
SECURITIES LENDING COLLATERAL — (1.2%)
@§ The DFA Short Term Investment Fund	4,017,185	46,466,777	1.2%

TOTAL INVESTMENTS—(100.0%) (Cost $3,503,745,702)		$3,859,984,115	101.2%

As of October 31, 2023, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	565	12/15/23	$27,725,462	$25,967,400	$(1,758,062)
S&P 500® E-Mini Index	4	12/15/23	901,944	842,450	(59,494)

Total Futures Contracts			$28,627,406	$26,809,850	$(1,817,556)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$171,278,992	$6,101,288	—	$177,380,280
Cayman Islands	170,410	—	—	170,410
Chile	534,124	24,889,986	—	25,424,110
China	27,466,960	767,496,662	$6,960,106	801,923,728
Colombia	4,857,721	473,433	—	5,331,154
Greece	271,842	16,804,604	—	17,076,446
Hong Kong	—	224,110	37,707	261,817
Hungary	—	2,412,230	—	2,412,230
India	2,882,984	830,456,383	—	833,339,367
Indonesia	207,506	74,584,924	444,825	75,237,255
Kuwait	16,105,498	1,065,203	—	17,170,701
Malaysia	—	59,242,538	—	59,242,538
Mexico	108,181,957	5,090,504	—	113,272,461
Philippines	—	32,214,530	427,052	32,641,582
Poland	—	51,636,441	—	51,636,441
Qatar	—	29,934,707	—	29,934,707

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Saudi Arabia	$362,043	$162,962,341	—		$163,324,384
South Africa	8,234,247	95,050,060	—		103,284,307
South Korea	471,417	409,039,997	$1,960,926		411,472,340
Taiwan	—	661,989,841	137,907		662,127,748
Thailand	61,807,779	3,620,500	6,613		65,434,892
Turkey	—	76,231,283	—		76,231,283
United Arab Emirates	—	61,139,352	—		61,139,352
Preferred Stocks
Brazil	26,493,386	109,343	—		26,602,729
Chile	—	865,135	—		865,135
Colombia	38,359	—	—		38,359
India	—	158,662	—		158,662
Philippines	—	244,095	—		244,095
Rights/Warrants
Brazil	—	13,045	—		13,045
South Korea	—	83,999	—		83,999
Taiwan	—	24,228	—		24,228
Thailand	—	9,714	—		9,714
Mutual Funds	7,839	—	—		7,839
Securities Lending Collateral	—	46,466,777	—		46,466,777
Futures Contracts**	(1,817,556)	—	—		(1,817,556)

TOTAL	$427,555,508	$3,420,635,915	$9,975,136	^	$3,858,166,559

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands)

	The DFA International Value Series*	The Japanese Small Company Series*	The Asia Pacific Small Company Series*	The United Kingdom Small Company Series*
ASSETS:
Investment Securities at Value (including $401,265, $144,277, $87,690 and $10,904 of securities on loan, respectively)	$11,230,356	$2,793,511	$1,192,004	$1,238,434
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $397,485, $29,020, $11,830 and $11,602, respectively)	397,485	29,019	11,830	11,602
Segregated Cash for Futures Contracts	5,488	—	—	—
Foreign Currencies at Value	107,753	367	126	1,126
Cash	4,870	3,941	2,581	5,965
Receivables:
Investment Securities Sold	31,561	1,099	5,954	7,091
Dividends, Interest and Tax Reclaims	96,299	24,650	1,908	4,885
Securities Lending Income	243	202	194	13
Futures Margin Variation	649	—	—	—
Unrealized Gain on Foreign Currency Contracts	10	—	—	—
Prepaid Expenses and Other Assets	—	1	—	—

Total Assets	11,874,714	2,852,790	1,214,597	1,269,116

LIABILITIES:
Payables:
Upon Return of Securities Loaned	397,378	29,068	11,844	11,604
Investment Securities Purchased	33,006	2,142	414	5,420
Due to Advisor	1,995	239	103	107
Unrealized Loss on Foreign Currency Contracts	—	11	—	—
Accrued Expenses and Other Liabilities	562	157	95	72

Total Liabilities	432,941	31,617	12,456	17,203

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$11,441,773	$2,821,173	$1,202,141	$1,251,913

Investment Securities at Cost	$10,152,946	$2,743,167	$1,516,440	$1,353,649

Foreign Currencies at Cost	$108,265	$371	$126	$1,135

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands)

	The Continental Small Company Series*	The Canadian Small Company Series*	The Emerging Markets Series*	The Emerging Markets Small Cap Series*
ASSETS:
Investment Securities at Value (including $146,635, $85,567, $141,036 and $311,012 of securities on loan, respectively)	$4,596,320	$1,174,904	$4,365,818	$3,813,517
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $151,093, $85,252, $41,499 and $46,467, respectively)	151,094	85,252	41,499	46,467
Segregated Cash for Futures Contracts	—	—	940	797
Foreign Currencies at Value	649	64	35,727	26,210
Cash	5,879	1,520	6,763	8,546
Receivables:
Investment Securities Sold	2,473	243	7,580	3,448
Dividends, Interest and Tax Reclaims	36,818	855	5,871	3,941
Securities Lending Income	312	93	354	1,219
Prepaid Expenses and Other Assets	1	—	—	—

Total Assets	4,793,546	1,262,931	4,464,552	3,904,145

LIABILITIES:
Payables:
Upon Return of Securities Loaned	151,199	85,324	41,562	46,451
Investment Securities Purchased	1	53	3,370	—
Due to Advisor	395	102	380	662
Futures Margin Variation	—	—	175	162
Unrealized Loss on Foreign Currency Contracts	—	—	9	—
Deferred Taxes Payable	—	—	39,486	41,696
Accrued Expenses and Other Liabilities	238	53	575	735

Total Liabilities	151,833	85,532	85,557	89,706

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$4,641,713	$1,177,399	$4,378,995	$3,814,439

Investment Securities at Cost	$4,294,866	$1,116,659	$2,983,452	$3,457,279

Foreign Currencies at Cost	$650	$64	$35,737	$26,171

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	The DFA International Value Series#	The Japanese Small Company Series#	The Asia Pacific Small Company Series#	The United Kingdom Small Company Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $51,846, $8,462, $678 and $332, respectively)	$542,295	$76,217	$54,841	$53,262
Income from Securities Lending, Net	4,834	2,094	3,120	304

Total Investment Income	547,129	78,311	57,961	53,566

Expenses
Investment Management Fees	24,037	2,849	1,290	1,341
Accounting & Transfer Agent Fees	390	93	30	43
Custodian Fees	550	224	130	51
Shareholders’ Reports	37	21	19	18
Directors’/Trustees’ Fees & Expenses	89	22	10	10
Professional Fees	299	46	21	22
Other	354	89	49	37

Total Expenses	25,756	3,344	1,549	1,522

Fees Paid Indirectly (Note C)	156	27	22	1

Net Expenses	25,600	3,317	1,527	1,521

Net Investment Income (Loss)	521,529	74,994	56,434	52,045

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(82,311)	(18,627)	(71,672)	(66,245)
Affiliated Investment Companies Shares Sold	40	5	2	5
Futures	13,590	—	—	(38)
Foreign Currency Transactions	(3,403)	(1,676)	(160)	624
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,357,100	411,469	24,799	124,537
Affiliated Investment Companies Shares	193	18	7	7
Futures	(9,976)	—	—	—
Translation of Foreign Currency-Denominated Amounts	3,266	363	(26)	(27)

Net Realized and Unrealized Gain (Loss)	1,278,499	391,552	(47,050)	58,863

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,800,028	$466,546	$9,384	$110,908

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	The Continental Small Company Series#	The Canadian Small Company Series#	The Emerging Markets Series#	The Emerging Markets Small Cap Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $21,279, $5,302, $20,183 and $14,256, respectively)	$158,253	$31,562	$153,689	$113,933
Income from Securities Lending, Net	5,038	1,433	3,938	12,660

Total Investment Income	163,291	32,995	157,627	126,593

Expenses
Investment Management Fees	5,020	1,280	4,560	7,946
Accounting & Transfer Agent Fees	150	42	124	110
Custodian Fees	351	39	1,615	2,004
Shareholders’ Reports	25	19	24	23
Directors’/Trustees’ Fees & Expenses	37	10	34	29
Professional Fees	160	22	135	132
Other	156	35	132	118

Total Expenses	5,899	1,447	6,624	10,362

Fees Paid Indirectly (Note C)	3	11	340	254

Net Expenses	5,896	1,436	6,284	10,108

Net Investment Income (Loss)	157,395	31,559	151,343	116,485

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(20,150)	39,665	(74,176)	(52,118)
Affiliated Investment Companies Shares Sold	32	12	(7)	13
Futures	—	100	1,925	2,911
Foreign Currency Transactions	(947)	(104)	(1,157)	(623)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	387,371	(25,591)	447,867	476,799
Affiliated Investment Companies Shares	103	84	35	25
Futures	—	—	140	1,364
Translation of Foreign Currency-Denominated Amounts	2,185	(11)	(15)	8

Net Realized and Unrealized Gain (Loss)	368,594	14,155	374,612	428,379

Net Increase (Decrease) in Net Assets Resulting from Operations	$525,989	$45,714	$525,955	$544,864

**	Net of foreign capital gain taxes withheld of $0, $0, $5,865 and $7,734, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The Japanese Small Company Series		The Asia Pacific Small Company Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$521,529	$508,688	$74,994	$74,322	$56,434	$65,743
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(82,311)	6,848	(18,627)	5,574	(71,672)	33,519
Affiliated Investment Companies Shares Sold	40	36	5	(8)	2	(10)
Futures	13,590	(16,735)	—	—	—	349
Foreign Currency Transactions	(3,403)	(13,407)	(1,676)	(5,554)	(160)	(731)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,357,100	(2,198,406)	411,469	(862,888)	24,799	(565,107)
Affiliated Investment Companies Shares	193	(280)	18	(32)	7	(12)
Futures	(9,976)	2,503	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	3,266	(4,633)	363	(284)	(26)	(8)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,800,028	(1,715,386)	466,546	(788,870)	9,384	(466,257)

Transactions in Interest:
Contributions	250,078	1,269,316	89,497	112,114	142,192	49,404
Withdrawals	(1,135,466)	(1,324,290)	(255,213)	(219,045)	(143,456)	(212,093)

Net Increase (Decrease) from Transactions in Interest	(885,388)	(54,974)	(165,716)	(106,931)	(1,264)	(162,689)

Total Increase (Decrease) in Net Assets	914,640	(1,770,360)	300,830	(895,801)	8,120	(628,946)
Net Assets
Beginning of Year	10,527,133	12,297,493	2,520,343	3,416,144	1,194,021	1,822,967

End of Year	$11,441,773	$10,527,133	$2,821,173	$2,520,343	$1,202,141	$1,194,021

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The United Kingdom Small Company Series		The Continental Small Company Series		The Canadian Small Company Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$52,045	$62,067	$157,395	$153,871	$31,559	$39,942
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(66,245)	(4,763)	(20,150)	53,125	39,665	84,639
Affiliated Investment Companies Shares Sold	5	(3)	32	(59)	12	(66)
Futures	(38)	—	—	—	100	27
Foreign Currency Transactions	624	(1,687)	(947)	(2,690)	(104)	(101)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	124,537	(665,322)	387,371	(2,054,707)	(25,591)	(295,189)
Affiliated Investment Companies Shares	7	(11)	103	(130)	84	(101)
Translation of Foreign Currency-Denominated Amounts	(27)	(66)	2,185	(3,148)	(11)	(9)

Net Increase (Decrease) in Net Assets Resulting from Operations	110,908	(609,785)	525,989	(1,853,738)	45,714	(170,858)

Transactions in Interest:
Contributions	49,887	38,338	78,110	179,167	11,312	51,681
Withdrawals	(76,729)	(157,982)	(308,949)	(517,971)	(94,687)	(117,171)

Net Increase (Decrease) from Transactions in Interest	(26,842)	(119,644)	(230,839)	(338,804)	(83,375)	(65,490)

Total Increase (Decrease) in Net Assets	84,066	(729,429)	295,150	(2,192,542)	(37,661)	(236,348)
Net Assets
Beginning of Year	1,167,847	1,897,276	4,346,563	6,539,105	1,215,060	1,451,408

End of Year	$1,251,913	$1,167,847	$4,641,713	$4,346,563	$1,177,399	$1,215,060

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series		The Emerging Markets Small Cap Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$151,343	$169,766	$116,485	$130,163
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(74,176)	37,299	(52,118)	106,869
Affiliated Investment Companies Shares Sold	(7)	(29)	13	(18)
Futures	1,925	(15,196)	2,911	(6,942)
Foreign Currency Transactions	(1,157)	(2,541)	(623)	(2,550)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	447,867	(1,639,645)	476,799	(1,297,378)
Affiliated Investment Companies Shares	35	(47)	25	(41)
Futures	140	(1,197)	1,364	(3,235)
Translation of Foreign Currency-Denominated Amounts	(15)	8	8	80

Net Increase (Decrease) in Net Assets Resulting from Operations	525,955	(1,451,582)	544,864	(1,073,052)

Transactions in Interest:
Contributions	213,807	434,631	188,166	283,303
Withdrawals	(353,195)	(1,299,951)	(439,510)	(818,051)

Net Increase (Decrease) from Transactions in Interest	(139,388)	(865,320)	(251,344)	(534,748)

Total Increase (Decrease) in Net Assets	386,567	(2,316,902)	293,520	(1,607,800)
Net Assets
Beginning of Year	3,992,428	6,309,330	3,520,919	5,128,719

End of Year	$4,378,995	$3,992,428	$3,814,439	$3,520,919

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $5,865 and $7,734, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $4,922 and $9,059, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series					The Japanese Small Company Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Total Return	17.00%	(13.82%)	51.09%	(18.68%)	3.60%	18.71%	(23.60%)	13.08%	(1.93%)	4.47%

Net Assets, End of Year (thousands)	$11,441,773	$10,527,133	$12,297,493	$9,481,550	$12,420,850	$2,821,173	$2,520,343	$3,416,144	$2,943,153	$3,748,177
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.21%	0.21%	0.12%	0.12%	0.12%	0.13%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.21%	0.21%	0.22%	0.22%	0.22%	0.12%	0.12%	0.12%	0.13%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.34%	4.36%	3.50%	2.77%	3.92%	2.63%	2.56%	2.11%	2.13%	2.32%
Portfolio Turnover Rate	13%	15%	9%	12%	16%	9%	11%	11%	5%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Asia Pacific Small Company Series					The United Kingdom Small Company Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Total Return	0.60%	(26.65%)	38.31%	0.14%	5.27%	9.20%	(33.34%)	51.93%	(14.87%)	10.67%

Net Assets, End of Year (thousands)	$1,202,141	$1,194,021	$1,822,967	$1,527,014	$1,641,843	$1,251,913	$1,167,847	$1,897,276	$1,475,782	$2,277,451
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%	0.11%	0.11%	0.12%	0.12%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.12%	0.12%	0.13%	0.13%	0.11%	0.11%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.37%	4.23%	3.42%	4.21%	4.11%	3.88%	4.07%	2.27%	2.38%	3.43%
Portfolio Turnover Rate	17%	19%	19%	18%	18%	9%	14%	12%	9%	18%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Continental Small Company Series					The Canadian Small Company Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Total Return	11.76%	(29.07%)	51.24%	(2.23%)	8.43%	3.53%	(12.52%)	59.72%	6.02%	1.00%

Net Assets, End of Year (thousands)	$4,641,713	$4,346,563	$6,539,105	$4,601,945	$5,607,495	$1,177,399	$1,215,060	$1,451,408	$970,883	$1,148,615
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.12%	0.12%	0.12%	0.11%	0.11%	0.12%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.13%	0.12%	0.12%	0.13%	0.11%	0.11%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.14%	2.85%	2.11%	2.15%	2.74%	2.47%	3.00%	1.90%	2.08%	2.37%
Portfolio Turnover Rate	11%	11%	17%	8%	17%	17%	15%	27%	18%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series					The Emerging Markets Small Cap Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Total Return	13.27%	(25.79%)	22.22%	2.67%	11.40%	15.47%	(22.31%)	36.03%	1.25%	13.47%

Net Assets, End of Year (thousands)	$4,378,995	$3,992,428	$6,309,330	$5,724,325	$6,034,162	$3,814,439	$3,520,919	$5,128,719	$4,906,954	$6,430,367
Ratio of Expenses to Average Net Assets	0.14%	0.15%	0.15%	0.13%	0.14%	0.25%	0.26%	0.27%	0.25%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.15%	0.16%	0.15%	0.14%	0.15%	0.26%	0.26%	0.27%	0.26%	0.25%
Ratio of Net Investment Income to Average Net Assets	3.32%	3.26%	2.42%	2.38%	3.04%	2.93%	2.91%	2.47%	2.64%	2.90%
Portfolio Turnover Rate	14%	10%	19%	22%	9%	19%	12%	16%	18%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), The Trust consists of ten operational portfolios, eight of which, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are included in this section of the report (collectively, the “Series”). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean between the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (“NYSE”). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the Series are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series price their shares at the close of the NYSE, the Series will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series do not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2023, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

Earned Income Credit:

Additionally, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series’ net assets. During the year ended October 31, 2023, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
The DFA International Value Series	$156
The Japanese Small Company Series	27
The Asia Pacific Small Company Series	22
The United Kingdom Small Company Series	1
The Continental Small Company Series	3
The Canadian Small Company Series	11
The Emerging Markets Series	340
The Emerging Markets Small Cap Series	254

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2023, the total related amounts paid by the Trust to the CCO were $35 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$147
The Japanese Small Company Series	38
The Asia Pacific Small Company Series	18
The United Kingdom Small Company Series	24
The Continental Small Company Series	32
The Canadian Small Company Series	8
The Emerging Markets Series	60
The Emerging Markets Small Cap Series	53

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The DFA International Value Series	$1,473,241	$1,778,732
The Japanese Small Company Series	257,634	350,049
The Asia Pacific Small Company Series	289,283	212,456
The United Kingdom Small Company Series	206,132	121,054
The Continental Small Company Series	548,017	600,534
The Canadian Small Company Series	211,353	213,760

	Purchases	Sales
The Emerging Markets Series	$657,873	$634,434
The Emerging Markets Small Cap Series	742,279	868,591

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
The DFA International Value Series
The DFA Short Term Investment Fund	$482,853	$3,556,268	$3,641,869	$40	$193	$397,485	34,364	$18,562	—

Total	$482,853	$3,556,268	$3,641,869	$40	$193	$397,485	34,364	$18,562	—

The Japanese Small Company Series
The DFA Short Term Investment Fund	$55,545	$409,986	$436,535	$5	$18	$29,019	2,509	$2,286	—

Total	$55,545	$409,986	$436,535	$5	$18	$29,019	2,509	$2,286	—

The Asia Pacific Small Company Series
The DFA Short Term Investment Fund	$17,305	$50,834	$56,318	$2	$7	$11,830	1,023	$660	—

Total	$17,305	$50,834	$56,318	$2	$7	$11,830	1,023	$660	—

The United Kingdom Small Company Series
The DFA Short Term Investment Fund	$29,468	$65,577	$83,455	$5	$7	$11,602	1,003	$550	—

Total	$29,468	$65,577	$83,455	$5	$7	$11,602	1,003	$550	—

The Continental Small Company Series
The DFA Short Term Investment Fund	$256,520	$965,555	$1,071,116	$32	$103	$151,094	13,063	$12,324	—

Total	$256,520	$965,555	$1,071,116	$32	$103	$151,094	13,063	$12,324	—

The Canadian Small Company Series
The DFA Short Term Investment Fund	$199,722	$635,925	$750,491	$12	$84	$85,252	7,370	$6,907	—

Total	$199,722	$635,925	$750,491	$12	$84	$85,252	7,370	$6,907	—

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$106,739	$566,549	$631,817	$(7)	$35	$41,499	3,588	$2,616	—

Total	$106,739	$566,549	$631,817	$(7)	$35	$41,499	3,588	$2,616	—

The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund	$65,972	$364,053	$383,596	$13	$25	$46,467	4,017	$2,465	—

Total	$65,972	$364,053	$383,596	$13	$25	$46,467	4,017	$2,465	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$10,616,293	$2,031,198	$(1,019,651)	$1,011,547
The Japanese Small Company Series	2,854,583	430,053	(462,105)	(32,052)
The Asia Pacific Small Company Series	1,560,606	159,336	(516,108)	(356,772)
The United Kingdom Small Company Series	1,375,890	232,484	(358,339)	(125,855)
The Continental Small Company Series	4,486,860	1,092,830	(832,276)	260,554
The Canadian Small Company Series	1,226,935	233,676	(200,455)	33,221
The Emerging Markets Series	3,096,658	1,692,791	(382,132)	1,310,659
The Emerging Markets Small Cap Series	3,613,773	1,075,384	(829,173)	246,211

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in any Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Series that have significant exposure to certain countries, such as The United Kingdom Small Company Series that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Series, the ultimate impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Series’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, a Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amounts in thousands):

Futures*
The DFA International Value Series	$105,692
The Canadian Small Company Series	544
The Emerging Markets Series	32,710
The Emerging Markets Small Cap Series	29,598

*	Average Notional Value of futures contracts.

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2023	Equity Contracts *,(1)
The DFA International Value Series	$(4,457)	$(4,457)
The Emerging Markets Series	(2,009)	(2,009)
The Emerging Markets Small Cap Series	(1,818)	(1,818)

(1)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The DFA International Value Series	$13,590	$13,590
The United Kingdom Small Company Series	(38)	(38)
The Canadian Small Company Series	100	100
The Emerging Markets Series	1,925	1,925
The Emerging Markets Small Cap Series	2,911	2,911

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The DFA International Value Series	$(9,976)	$(9,976)
The Emerging Markets Series	140	140
The Emerging Markets Small Cap Series	1,364	1,364

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

For the year ended October 31, 2023, borrowings by the following Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2023
The DFA International Value Series	5.78%	$3,406	20	$11	$21,628	—
The Japanese Small Company Series	5.65%	2,224	20	7	17,047	—
The Asia Pacific Small Company Series	5.69%	1,891	37	12	13,300	—
The United Kingdom Small Company Series	4.91%	53	6	—	101	—
The Continental Small Company Series	5.30%	358	32	2	3,496	—
The Canadian Small Company Series	5.05%	71	8	—	127	—
The Emerging Markets Series	4.58%	135	3	—	213	—
The Emerging Markets Small Cap Series	5.08%	6,998	3	3	18,908	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2023.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2023, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2023, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$219,294	$101,439	$(227)
The Japanese Small Company Series	38,826	40,169	4,216
The Asia Pacific Small Company Series	32,803	22,243	(11,010)
The United Kingdom Small Company Series	28,477	16,306	(19,690)
The Continental Small Company Series	26,493	35,701	(6,460)
The Canadian Small Company Series	34,457	23,182	6,623
The Emerging Markets Series	5,789	2,816	(1,384)
The Emerging Markets Small Cap Series	3,353	4,249	(1,718)

J. Securities Lending:

As of October 31, 2023, the Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The Series also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The DFA International Value Series	$19,352
The Japanese Small Company Series	130,156
The Asia Pacific Small Company Series	83,547
The Continental Small Company Series	6,467
The Canadian Small Company Series	6,333
The Emerging Markets Series	111,563
The Emerging Markets Small Cap Series	289,839

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series Common Stocks	$397,378	—	—	—	$397,378
The Japanese Small Company Series Common Stocks	29,068	—	—	—	29,068
The Asia Pacific Small Company Series Common Stocks	11,844	—	—	—	11,844
The United Kingdom Small Company Series Common Stocks	11,604	—	—	—	11,604
The Continental Small Company Series Common Stocks, Rights/Warrants	151,199	—	—	—	151,199
The Canadian Small Company Series Common Stocks, Rights/Warrants	85,324	—	—	—	85,324
The Emerging Markets Series Common Stocks	41,562	—	—	—	41,562
The Emerging Markets Small Cap Series Common Stocks	46,451	—	—	—	46,451

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Series’ financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Series’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Series until the 2024 annual shareholder reports, and will have no effect on the Series’ accounting policies or financial statements.

M. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (eight of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023, and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

Dimensional Emerging Markets Value Fund vs.

MSCI Emerging Markets Value Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	16.09%	3.93%	2.61%

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S. Dollars
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

Dimensional Emerging Markets Value Fund

The Dimensional Emerging Markets Value Fund invests in value stocks of large and small companies in emerging markets. Additionally, the Fund generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the value segment of emerging markets. As of October 31, 2023, the Fund held approximately 3,230 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Fund’s assets.

For the 12 months ended October 31, 2023, total returns were 16.09% for the Fund, 13.43% for the MSCI Emerging Markets Value Index (net dividends), and 10.80% for the MSCI Emerging Markets Index (net dividends). The Fund’s focus on value stocks contributed positively to performance relative to the benchmarks, as value stocks outperformed growth stocks in emerging markets. The Fund’s emphasis on stocks with smaller market capitalizations also contributed positively to relative performance, as these stocks outperformed. Additionally, the Fund’s emphasis on stocks with higher profitability contributed positively to performance relative to the benchmarks, as these stocks generally outperformed.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2023

EXPENSE TABLE

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Dimensional Emerging Markets Value Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$986.50	0.15%	$0.75

Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.45	0.15%	$0.77

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; by visiting the SEC’s website at http://www.sec.gov; or by visiting the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Dimensional Emerging Markets Value Fund
Communication Services	2.4%
Consumer Discretionary	9.0%
Consumer Staples	2.6%
Energy	11.3%
Financials	31.0%
Health Care	2.3%
Industrials	9.7%
Information Technology	12.5%
Materials	14.0%
Real Estate	3.9%
Utilities	1.3%

100.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (97.9%)
	BRAZIL — (4.3%)
	Petroleo Brasileiro SA	11,148,884	$83,676,059	0.8%
	Petroleo Brasileiro SA, Sponsored ADR	9,391,055	129,878,291	1.3%
#	Petroleo Brasileiro SA, Sponsored ADR	3,971,518	59,572,770	0.6%
	Other Securities		168,636,621	1.7%

	TOTAL BRAZIL		441,763,741	4.4%

	CAYMAN ISLANDS — (0.0%)
	Other Security		41,872	0.0%

	CHILE — (0.5%)
	Other Securities		53,499,957	0.5%

	CHINA — (25.7%)
	Agricultural Bank of China Ltd., Class H	93,468,000	34,523,002	0.4%
*	Alibaba Group Holding Ltd.	12,917,900	132,990,722	1.3%
*	Baidu, Inc., Sponsored ADR	624,224	65,543,520	0.7%
	Bank of China Ltd., Class H	287,427,817	100,408,607	1.0%
	China Construction Bank Corp., Class H	393,120,101	222,332,181	2.2%
	China Merchants Bank Co. Ltd., Class H	15,854,500	60,140,735	0.6%
	China Petroleum & Chemical Corp., Class H	95,493,575	48,839,016	0.5%
#	China Resources Land Ltd.	15,272,000	57,164,716	0.6%
	China Shenhua Energy Co. Ltd., Class H	14,249,500	43,674,296	0.5%
	Industrial & Commercial Bank of China Ltd., Class H	225,953,996	108,287,209	1.1%
	PetroChina Co. Ltd., Class H	105,708,000	68,997,223	0.7%
	Ping An Insurance Group Co. of China Ltd., Class H	25,646,000	130,088,697	1.3%
*	Trip.com Group Ltd., ADR	1,314,289	44,685,826	0.5%
*Ω	Xiaomi Corp., Class B	23,429,000	42,008,729	0.4%
	Other Securities		1,457,394,626	14.0%

	TOTAL CHINA		2,617,079,105	25.8%

	COLOMBIA — (0.1%)
	Other Securities		8,137,039	0.1%

	CZECH REPUBLIC — (0.1%)
	Other Securities		11,383,173	0.1%

	GREECE — (0.5%)
	Other Securities		45,968,273	0.5%

	HONG KONG — (0.0%)
	Other Securities		142,532	0.0%

	HUNGARY — (0.2%)
	Other Securities		22,255,196	0.2%

	INDIA — (17.9%)
	Axis Bank Ltd.	10,198,375	120,167,264	1.2%
	HDFC Bank Ltd.	3,924,781	69,572,642	0.7%
	Hindalco Industries Ltd.	7,802,509	43,119,455	0.4%
	ICICI Bank Ltd., Sponsored ADR	3,095,733	68,694,312	0.7%
	JSW Steel Ltd.	4,041,124	35,719,760	0.4%
	Larsen & Toubro Ltd.	2,234,738	78,479,974	0.8%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
Mahindra & Mahindra Ltd.	3,728,125	$65,578,299	0.7%
Reliance Industries Ltd.	11,159,703	307,014,572	3.0%
State Bank of India	7,741,976	52,644,536	0.5%
Tata Steel Ltd.	30,487,674	43,560,463	0.4%
Other Securities		931,951,446	9.1%

TOTAL INDIA		1,816,502,723	17.9%

INDONESIA — (1.7%)
Other Securities		173,755,669	1.7%

KUWAIT — (0.2%)
Other Securities		21,224,392	0.2%

MALAYSIA — (1.8%)
Other Securities		178,401,444	1.8%

MEXICO — (2.9%)
Grupo Financiero Banorte SAB de CV, Class O	6,941,553	56,232,397	0.6%
Grupo Mexico SAB de CV, Class B	9,956,499	41,346,890	0.4%
Other Securities		199,645,020	1.9%

TOTAL MEXICO		297,224,307	2.9%

PHILIPPINES — (0.9%)
Other Securities		87,862,315	0.9%

POLAND — (1.0%)
ORLEN SA	2,543,352	40,220,351	0.4%
Other Securities		58,387,513	0.6%

TOTAL POLAND		98,607,864	1.0%

QATAR — (0.7%)
Other Securities		68,791,296	0.7%

SAUDI ARABIA — (3.7%)
Saudi Basic Industries Corp.	3,683,121	75,685,362	0.8%
Saudi National Bank	7,279,260	65,135,874	0.7%
Other Securities		238,713,656	2.2%

TOTAL SAUDI ARABIA		379,534,892	3.7%

SOUTH AFRICA — (2.8%)
Absa Group Ltd.	3,603,572	32,881,273	0.3%
Other Securities		248,601,141	2.5%

TOTAL SOUTH AFRICA		281,482,414	2.8%

SOUTH KOREA — (11.8%)
Hyundai Motor Co.	482,676	60,809,506	0.6%
KB Financial Group, Inc., ADR	1,859,247	70,948,865	0.7%
Kia Corp.	1,118,017	63,873,904	0.7%
LG Electronics, Inc.	538,144	39,921,129	0.4%
POSCO Holdings, Inc., Sponsored ADR	787,409	60,244,662	0.6%
Samsung Electronics Co. Ltd.	3,630,212	180,693,359	1.8%
SK Hynix, Inc.	499,444	43,372,765	0.4%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
Other Securities		$682,144,373	6.7%

TOTAL SOUTH KOREA		1,202,008,563	11.9%

TAIWAN — (16.6%)
ASE Technology Holding Co. Ltd.	14,047,000	49,178,252	0.5%
Cathay Financial Holding Co. Ltd.	23,968,201	32,526,032	0.3%
China Steel Corp.	50,221,320	37,467,800	0.4%
CTBC Financial Holding Co. Ltd.	76,433,073	57,561,980	0.6%
Fubon Financial Holding Co. Ltd.	29,813,365	55,440,762	0.6%
Hon Hai Precision Industry Co. Ltd.	44,889,192	133,981,382	1.3%
# United Microelectronics Corp.	42,425,681	61,012,968	0.6%
Other Securities		1,261,053,018	12.4%

TOTAL TAIWAN		1,688,222,194	16.7%

THAILAND — (2.1%)
PTT PCL	46,991,800	43,471,582	0.4%
Other Securities		166,872,455	1.7%

TOTAL THAILAND		210,344,037	2.1%

TURKEY — (1.0%)
Other Securities		105,867,189	1.0%

UNITED ARAB EMIRATES — (1.3%)
Emaar Properties PJSC	24,247,455	44,173,615	0.4%
Other Securities		92,472,273	0.9%

TOTAL UNITED ARAB EMIRATES		136,645,888	1.3%

UNITED KINGDOM — (0.1%)
Other Security		12,532,457	0.1%

TOTAL COMMON STOCKS		9,959,278,532	98.3%

PREFERRED STOCKS — (0.9%)
BRAZIL — (0.8%)
Petroleo Brasileiro SA , 10.467%	5,630,679	38,797,994	0.4%
Other Securities		44,621,788	0.4%

TOTAL BRAZIL		83,419,782	0.8%

COLOMBIA — (0.1%)
Other Securities		3,028,452	0.1%

INDIA — (0.0%)
Other Securities		31,477	0.0%

PHILIPPINES — (0.0%)
Other Security		489,494	0.0%

TAIWAN — (0.0%)
Other Security		894,664	0.0%

TOTAL PREFERRED STOCKS		87,863,869	0.9%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Security		$20,733	0.0%

KUWAIT — (0.0%)
Other Security		6,324	0.0%

TAIWAN — (0.0%)
Other Securities		60,751	0.0%

THAILAND — (0.0%)
Other Securities		10,410	0.0%

TOTAL RIGHTS/WARRANTS		98,218	0.0%

TOTAL INVESTMENT SECURITIES (Cost $9,279,218,045)		10,047,240,619

		Value†
SECURITIES LENDING COLLATERAL — (1.2%)
@§ The DFA Short Term Investment Fund	10,694,234	123,700,201	1.2%

TOTAL INVESTMENTS—(100.0%) (Cost $9,402,920,240)		$10,170,940,820	100.4%

As of October 31, 2023, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/15/23	$31,896,217	$29,874,000	$(2,022,217)
S&P 500® E-Mini Index	204	12/15/23	44,484,376	42,964,950	(1,519,426)

Total Futures Contracts			$76,380,593	$72,838,950	$(3,541,643)

Summary of the Fund’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$440,372,660	$1,391,081	—	$441,763,741
Cayman Islands	—	41,872	—	41,872
Chile	—	53,499,957	—	53,499,957
China	147,179,841	2,459,541,479	$10,357,785	2,617,079,105
Colombia	8,134,954	2,085	—	8,137,039
Czech Republic	—	11,383,173	—	11,383,173
Greece	—	45,968,273	—	45,968,273
Hong Kong	—	140,634	1,898	142,532
Hungary	—	22,255,196	—	22,255,196
India	107,198,961	1,708,224,505	1,079,257	1,816,502,723
Indonesia	—	173,319,703	435,966	173,755,669
Kuwait	17,322,319	3,902,073	—	21,224,392

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Malaysia	—	$178,401,444	—		$178,401,444
Mexico	$291,033,142	6,191,165	—		297,224,307
Philippines	—	87,185,615	$676,700		87,862,315
Poland	—	98,607,864	—		98,607,864
Qatar	—	68,791,296	—		68,791,296
Saudi Arabia	615,684	378,919,208	—		379,534,892
South Africa	16,997,651	264,484,763	—		281,482,414
South Korea	168,705,665	1,031,877,679	1,425,219		1,202,008,563
Taiwan	15,135,014	1,672,942,363	144,817		1,688,222,194
Thailand	198,740,181	11,603,856	—		210,344,037
Turkey	—	105,867,189	—		105,867,189
United Arab Emirates	—	136,645,888	—		136,645,888
United Kingdom	12,532,457	—	—		12,532,457
Preferred Stocks
Brazil	83,352,201	67,581	—		83,419,782
Colombia	3,028,452	—	—		3,028,452
India	—	31,477	—		31,477
Philippines	—	489,494	—		489,494
Taiwan	—	894,664	—		894,664
Rights/Warrants
Brazil	—	20,733	—		20,733
Kuwait	—	6,324	—		6,324
Taiwan	—	60,751	—		60,751
Thailand	—	10,410	—		10,410
Securities Lending Collateral	—	123,700,201	—		123,700,201
Futures Contracts**	(3,541,643)	—	—		(3,541,643)

TOTAL	$1,506,807,539	$8,646,469,996	$14,121,642	^	$10,167,399,177

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands)

Dimensional Emerging Markets Value Fund
ASSETS:
Investment Securities at Value (including $371,406 of securities on loan)*	$10,047,241
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $123,702)	123,700
Segregated Cash for Futures Contracts	3,151
Foreign Currencies at Value	88,976
Cash	46,181
Receivables:
Investment Securities Sold	17,780
Dividends, Interest and Tax Reclaims	7,999
Securities Lending Income	1,011
Futures Margin Variation	78
Unrealized Gain on Foreign Currency Contracts	5

Total Assets	10,336,122

LIABILITIES:
Payables:
Upon Return of Securities Loaned	123,708
Due to Advisor	883
Unrealized Loss on Foreign Currency Contracts	25
Deferred Taxes Payable	79,826
Accrued Expenses and Other Liabilities	1,394

Total Liabilities	205,836

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$10,130,286

Investment Securities at Cost	$9,279,218

Foreign Currencies at Cost	$90,463

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

Dimensional Emerging Markets Value Fund#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $57,877)	$468,173
Income from Securities Lending, Net	9,527

Total Investment Income	477,700

Expenses
Investment Management Fees	10,695
Accounting & Transfer Agent Fees	317
Custodian Fees	3,511
Shareholders’ Reports	57
Directors’/Trustees’ Fees & Expenses	80
Professional Fees	332
Other	538

Total Expenses	15,530

Fees Paid Indirectly (Note C)	542

Net Expenses	14,988

Net Investment Income (Loss)	462,712

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	13,066
Affiliated Investment Companies Shares Sold	36
Futures	6,571
Foreign Currency Transactions	(5,395)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,083,861
Affiliated Investment Companies Shares	81
Futures	(1,409)
Translation of Foreign Currency-Denominated Amounts	(14)

Net Realized and Unrealized Gain (Loss)	1,096,797

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,559,509

**	Net of foreign capital gain taxes withheld of $12,151.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Dimensional Emerging
	Markets Value Fund
	Year	Year
	Ended	Ended
	Oct 31,	Oct 31,
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$462,712	$575,340
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	13,066	390,078
Affiliated Investment Companies Shares Sold	36	6
Futures	6,571	(15,965)
Foreign Currency Transactions	(5,395)	(11,657)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,083,861	(3,314,774)
Affiliated Investment Companies Shares	81	(133)
Futures	(1,409)	(2,584)
Translation of Foreign Currency-Denominated Amounts	(14)	(62)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,559,509	(2,379,751)

Transactions in Interest:
Contributions	466,478	611,182
Withdrawals	(1,655,840)	(1,940,997)

Net Increase (Decrease) from Transactions in Interest	(1,189,362)	(1,329,815)

Total Increase (Decrease) in Net Assets	370,147	(3,709,566)
Net Assets
Beginning of Year	9,760,139	13,469,705

End of Year	$10,130,286	$9,760,139

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $12,151.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $11,622.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

FINANCIAL HIGHLIGHTS

	Dimensional Emerging Markets Value Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019
Total Return	16.09%	(19.27%)	35.69%	(9.41%)	5.24%

Net Assets, End of Year (thousands)	$10,130,286	$9,760,139	$13,469,705	$12,870,255	$17,426,097
Ratio of Expenses to Average Net Assets	0.14%	0.15%	0.14%	0.14%	0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.15%	0.15%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	4.33%	4.79%	3.26%	3.25%	2.95%
Portfolio Turnover Rate	12%	14%	14%	20%	14%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Emerging Markets Value Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The Fund consists of one series.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Fund uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note.

Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Fund values the securities at the mean between the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (“NYSE”). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Fund’s shares (at the close of the NYSE), the Fund will fair-value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Fund enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fund does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses. As of October 31, 2023, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $278 (in thousands).

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged. The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund’s investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned. The Fund is subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund.

For the year ended October 31, 2023, the Fund’s investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Emerging Markets Value Fund	0.10%

Earned Income Credit:

Additionally, the Fund has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund’s custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund’s net assets. During the year ended October 31, 2023, expenses reduced were the following (amount in thousands):

Fees Paid Indirectly
Dimensional Emerging Markets Value Fund	$542

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amounts paid by the Fund to the CCO were $5 (in thousands) and are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

Dimensional Emerging Markets Value Fund	$278

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Fund’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
Dimensional Emerging Markets Value Fund	$1,237,990	$2,035,042

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
Dimensional Emerging Markets Value Fund
The DFA Short Term Investment Fund	$204,252	$1,013,812	$1,094,481	$36	$81	$123,700	10,694	$7,767	—

Total	$204,252	$1,013,812	$1,094,481	$36	$81	$123,700	10,694	$7,767	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Dimensional Emerging Markets Value Fund	$9,639,112	$2,377,239	$(1,845,410)	$531,829

The difference between GAAP-basis and tax basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no additional provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Fund’s investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Fund.

2. Futures Contracts: The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Fund. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amount in thousands):

Futures*
Dimensional Emerging Markets Value Fund	$75,695

*	Average Notional Value of futures contracts.

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2023	Equity Contracts *,(1)
Dimensional Emerging Markets Value Fund	$(3,542)	$(3,542)

(1)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Fund’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
Dimensional Emerging Markets Value Fund	$6,571	$6,571

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
Dimensional Emerging Markets Value Fund	$(1,409)	$(1,409)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

For the year ended October 31, 2023, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2023
Dimensional Emerging Markets Value Fund	4.65%	$6,303	11	$9	$14,112	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023, that the Fund’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2023, activity by the Fund under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2023
Dimensional Emerging Markets Value Fund	Borrower	4.59%	$51,943	5	$33	$66,546	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023 that the Fund utilized the interfund lending program.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2023, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Fund complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Fund.

For the year ended October 31, 2023, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Dimensional Emerging Markets Value Fund	$8,796	$2,505	$(492)

J. Securities Lending:

As of October 31, 2023, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
Dimensional Emerging Markets Value Fund	$367,466

The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Dimensional Emerging Markets Value Fund Common Stocks	$123,708	—	—	—	$123,708

K. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Fund’s financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Fund’s shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Fund until the 2024 annual shareholder reports, and will have no effect on the Fund’s accounting policies or financial statements.

M. Other:

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Fund, individually or in aggregate, will not have a material adverse impact on the Fund’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, a “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were two Strategy Committee meetings held during the fiscal year ended October 31, 2023.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held during the fiscal year ended October 31, 2023.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since 2021	Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).	157 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); formerly, Director, REAN Cloud (technology) (2015-2018); formerly, Director, FBR & Co. (investment banking) (2011- 2017); and formerly, Director, Brightwood Capital Advisors, L.P. (private equity) (2013-2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	157 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	157 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	157 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	157 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	157 portfolios in 5 investment companies	Director, (since 2000) and formerly, Audit Committee Chair (2019-2022) and Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee and Audit Committee member (since 2022), UBS Funds (3 investment companies within the fund complex) (12 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	157 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017-July 2017).

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019); formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022).	157 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Directors/Trustees

The following interested Directors/Trustees are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director/ Trustee Co-Chief Executive Officer	Director/ Trustee since 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017) and Dimensional ETF Trust (since 2020), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and the Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.	157 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director/ Trustee Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director/ Trustee since 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director and Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer and Chief Investment Officer of Dimensional Holdings, LLC (since 2017); Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).	157 portfolios in 5 investment companies	None

1	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DEM; DFAITC and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since	Vice President and Assistant Secretary of
		2001	• all the DFA Entities (since 2001)

• DFA Australia Limited (since 2002)

• Dimensional Fund Advisors Ltd. (since 2002)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

• Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019	Vice President and Assistant Secretary of
• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

Vice President (since January 2018) of

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017	Executive Vice President of
• all the DFA Entities (since 2017)

• Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

• Dimensional Japan Ltd.

Chairman (since 2018) of

• Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

• Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

• DFA Australia Limited

Director (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

Vice President of

• Dimensional Advisors Ltd. (since 2016)

• Dimensional Hong Kong Limited (since 2016)

• Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

• all the DFA Entities

Formerly, Vice President (2010 – 2016) of

• Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016 – 2019) of

• Dimensional Fund Advisors Pte. Ltd.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

• Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021	Chief Operating Officer (since June 2021) of • the DFA Fund Complex

Executive Vice President (since January 2020) of

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Chief Operating Officer (since December 2019) of

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Vice President (since 2020) of

• DFA Australia Limited

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Canada ULC

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Ireland Limited

• Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020 – June 2021) of

• the DFA Fund Complex

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

• Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

• BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021	Vice President (since June 2021) of • the DFA Fund Complex Vice President, Chief Financial Officer and Treasurer (since September 2020) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

• DFA Securities LLC

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors LP

• Dimensional Fund Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Holdings Inc.

• Dimensional Hong Kong Limited

• Dimensional Investment LLC

Vice President (since March 2021) of

• Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

• Lord Abbett & Co. LLC

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Chief Financial Officer (2017 – 2020) and Treasurer (2003 – 2017) of

• Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021	Vice President and Assistant Treasurer (since June 2021) of • the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

• Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004	Vice President (since 2004) of • all the DFA Entities

Vice President (since 2020) of

• Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

• Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017 – 2019) of

• all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• the Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021	Vice President (since January 2023) of • Dimensional Holdings Inc. • Dimensional Fund Advisors LP • Dimensional Investments LLC

• DFA Securities LLC

Vice President (since April 2022) of

• Dimensional Fund Advisors Canada ULC

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

• the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

• OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001	President of • DFAIDG, DIG, DFAITC and DEM (since 2017) • Dimensional ETF Trust (since 2020) General Counsel of • all the DFA Entities (since 2001)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Investment LLC (since 2009)

•  DFA Canada LLC (since 2009)

•  Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Secretary of

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

•  DFA Securities LLC (since 2006)

•  Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  DFA Canada LLC (since 2009)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2014)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

•  Dimensional Hong Kong Limited

Director of

• Dimensional Australia Limited (since 2007)

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• Director of Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of

• Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

• DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

• Dimensional Fund Advisors LP (1997 – 2017)

• Dimensional Holdings Inc. (2006 – 2017)

• DFA Securities LLC (1997 – 2017)

• Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021	Vice President (since September 2021) of • the DFA Fund Complex Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

• Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013 – 2020) of:

• the DFA Fund Complex

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Formerly, Vice President (2013 – 2020) of:

• the DFA Fund Complex

Formerly, Director (2019 – 2021) of:

• Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•  Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Vice President of

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

• DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020	Chief Compliance Officer (since 2020) of • the DFA Fund Complex

Vice President (since 2016) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer of

• Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan of

• Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020	Vice President and Assistant Treasurer (since 2020) of • the DFA Fund Complex

Vice President of

• Dimensional Holdings Inc. (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Investment LLC (since 2016)

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at www.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at www.dimensional.com/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2023. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2023 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2023 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2023.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Large Cap International Portfolio	100%	—	—	—	—	100%	—	80%	—	6%	94%	—	—
International Core Equity Portfolio	100%	—	—	—	—	100%	—	80%	—	7%	94%	—	—
Global Small Company Portfolio	100%	—	—	—	—	100%	35%	91%	—	6%	58%	2%	—
International Small Company Portfolio	72%	—	28%	—	—	100%	—	85%	—	7%	91%	2%	—
Japanese Small Company Portfolio	24%	—	76%	—	—	100%	—	57%	—	6%	58%	—	—
Asia Pacific Small Company Portfolio	42%	—	58%	—	—	100%	—	55%	—	1%	87%	—	—
United Kingdom Small Company Portfolio	100%	—	—	—	—	100%	1%	95%	—	1%	95%	—	—
Continental Small Company Portfolio	100%	—	—	—	—	100%	—	100%	—	12%	100%	—	—
DFA International Real Estate Securities Portfolio	—	—	—	—	—	—	—	68%	—	8%	100%	—	—
DFA Global Real Estate Securities Portfolio	26%	—	74%	—	—	100%	—	37%	—	—	—	—	—
DFA International Small Cap Value Portfolio	100%	—	—	—	—	100%	—	84%	—	8%	91%	—	—
International Vector Equity Portfolio	100%	—	—	—	—	100%	—	75%	—	7%	92%	—	—
International High Relative Profitability Portfolio	100%	—	—	—	—	100%	—	82%	—	7%	100%	—	—
World ex U.S. Value Portfolio	100%	—	—	—	—	100%	—	74%	—	7%	91%	—	—
World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%	—	65%	—	7%	91%	—	—
World ex U.S. Targeted Value Portfolio	100%	—	—	—	—	100%	—	100%	—	12%	100%	—	—
World Core Equity Portfolio	59%	—	41%	—	—	100%	41%	84%	—	5%	67%	2%	—
Selectively Hedged Global Equity Portfolio	63%	—	37%	—	—	100%	36%	78%	—	5%	62%	1%	—

See accompanying Notes to Financial Statements.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Emerging Markets Portfolio	92%	—	8%	—	—	100%	—	48%	—	10%	86%	—	—
Emerging Markets Small Cap Portfolio	55%	—	45%	—	—	100%	—	31%	—	11%	71%	—	—
Emerging Markets Value Portfolio	100%	—	—	—	—	100%	—	56%	—	9%	83%	—	—
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	—	43%	—	8%	85%	—	—
Emerging Markets Targeted Value Portfolio	57%	—	43%	—	—	100%	—	34%	—	8%	64%	—	—
Emerging Markets ex China Core Equity Portfolio	100%	—	—	—	—	100%	—	52%	—	7%	88%	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
DFA International Value Portfolio	100%	—	—	—	—	100%	—	82%	—	6%	93%	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

See accompanying Notes to Financial Statements.

(2)   Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(3)   U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)   Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)   Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)   Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(7)   Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

See accompanying Notes to Financial Statements.

DFA103123-001AI 00293581

Annual Report

Year Ended: October 31, 2023

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio III

U.S. Large Cap Value Portfolio III

December 2023

Dear Shareholder,

Dimensional has been working with financial professionals for more than 40 years to deliver better results for investors. Our commitment to understanding financial professionals’ needs and building solutions informed by empirical research and ongoing innovation has helped to transform the industry toward more transparent, data-driven investments.

We use the information contained in market prices to seek better returns and manage risk. Trusting markets means we take a less subjective, more systematic approach to investing—an approach we can implement consistently around the world and across asset classes. Investor needs, economic theory, and robust data guide our investment process, from conducting research, to designing portfolios, to considering when and how to trade.

What started with the launch of our first fund in 1981 still holds true today. Every dollar invested is backed by financial science and Dimensional’s commitment to providing an outstanding investment experience. On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

This report is submitted for the information of each Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt

Investment Footnotes
†	See Note B to Financial Statements.
»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio III vs. MSCI World ex USA Value Index (net dividends) October 31, 2013-October 31, 2023

U.S. Large Cap Value Portfolio III vs. Russell 1000® Value Index October 31, 2013-October 31, 2023

2

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

3

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

DFA International Value Portfolio III

The DFA International Value Portfolio III invests in developed ex U.S. large company value stocks by purchasing shares of The DFA International Value Series, a Master Fund managed by Dimensional that invests in such stocks. Additionally, the Master Fund generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2023, the Master Fund held approximately 530 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

4

For the 12 months ended October 31, 2023, total returns were 17.03% for the Portfolio and 15.70% for the MSCI World ex USA Value Index, the Portfolio’s benchmark. With value stocks outperforming growth stocks, the Master Fund’s focus on value stocks contributed positively to performance relative to the benchmark. The Master Fund’s exclusion of REITs also contributed positively to relative performance, as REITs generally underperformed.

U.S. Equity Market Review	12 Months Ended October 31, 2023

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained 8.38%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2023

Russell 3000® Index	8.38%
Russell 1000® Index (large-cap stocks)	9.48%
Russell Midcap® Index (mid-cap stocks, a subset of the large cap universe)	-1.01%
Russell 2000® Index (small-cap stocks)	-8.56%
Russell Microcap® Index (micro-cap stocks)	-16.40%
Dow Jones U.S. Select REIT Index SM	-6.25%

Total Return for 12 Months Ended October 31, 2023

Russell 1000® Value Index (large-cap value stocks)	0.13%
Russell 1000® Growth Index (large-cap growth stocks)	18.95%
Russell 2000® Value Index (small-cap value stocks)	-9.93%
Russell 2000® Growth Index (small-cap growth stocks)	-7.63%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Portfolio III

The U.S. Large Cap Value Portfolio III is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. Additionally, the Master Fund generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2023, the Master Fund held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

5

For the 12 months ended October 31, 2023, total returns were -0.82% for the Portfolio and 0.13% for the Russell 1000® Value Index, the Portfolio’s benchmark. The Master Fund’s emphasis on stocks with smaller market capitalizations within the large-cap value segment of the U.S. market detracted from relative performance, as these stocks generally underperformed. Conversely, the Master Fund’s exclusion of REITs and highly regulated utilities contributed positively to relative performance, as REITs and utilities generally underperformed.

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLES

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/23	10/31/23	Ratio (1)	Period (1)
DFA International Value Portfolio III (2)
Actual Fund Return	$1,000.00	$960.90	0.25%	$1.24
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

7

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/23	10/31/23	Ratio (1)	Period (1)
U.S. Large Cap Value Portfolio III (2)
Actual Fund Return	$1,000.00	$966.20	0.14%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

8

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere in the report. Refer to the Summary Schedules of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

Affiliated Investment Companies
DFA International Value Portfolio III	100.0%
U.S. Large Cap Value Portfolio III	100.0%

9

DFA INTERNATIONAL VALUE PORTFOLIO III

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$2,666,032,667

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$2,666,032,667

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

10

U.S. LARGE CAP VALUE PORTFOLIO III

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$3,272,242,945

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$3,272,242,945

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	DFA International Value Portfolio III	U.S. Large Cap Value Portfolio III
ASSETS:
Investments in Affiliated Investment Company at Value	$2,666,033	$3,272,243
Receivables:
Fund Shares Sold	5,599	3,793
Prepaid Expenses and Other Assets	12	13

Total Assets	2,671,644	3,276,049

LIABILITIES:
Payables:
Fund Shares Redeemed	611	2,071
Due to Advisor	24	26
Accrued Expenses and Other Liabilities	107	123

Total Liabilities	742	2,220

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$2,670,902	$3,273,829

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	170,882,635	124,847,175

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.63	$26.22

NET ASSETS CONSIST OF:
Paid-In Capital	$2,240,862	$1,792,631
Total Distributable Earnings (Loss)	430,040	1,481,198

NET ASSETS	$2,670,902	$3,273,829

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	DFA International Value Portfolio III*	U.S. Large Cap Value Portfolio III*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $12,427 and $0, respectively)	$129,811	$86,492
Interest	129	58
Income from Securities Lending, Net	1,162	92
Expenses Allocated from Affiliated Investment Companies	(6,129)	(3,786)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	124,973	82,856

Fund Expenses
Investment Management Fees	6,045	3,835
Accounting & Transfer Agent Fees	463	521
Filing Fees	54	72
Shareholders’ Reports	58	50
Directors’/Trustees’ Fees & Expenses	22	27
Professional Fees	38	46
Other	14	17

Total Fund Expenses	6,694	4,568

Fees Waived, Expenses Reimbursed by Advisor (Note C)	5,758	3,488

Net Expenses	936	1,080

Net Investment Income (Loss)	124,037	81,776

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(18,438)	265,451
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	339,801	(364,819)

Net Realized and Unrealized Gain (Loss)	321,363	(99,368)

Net Increase (Decrease) in Net Assets Resulting from Operations	$445,400	$(17,592)

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

13

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio III***		U.S. Large Cap Value Portfolio III***
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$124,037	$128,301	$81,776	$82,647
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(18,438)	(10,573)	265,451	140,923
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	339,801	(541,458)	(364,819)	(348,893)

Net Increase (Decrease) in Net Assets Resulting from Operations	445,400	(423,730)	(17,592)	(125,323)

Distributions:
Institutional Class Shares	(118,709)	(135,865)	(198,972)	(261,217)
Capital Share Transactions (1):
Shares Issued	187,690	437,870	395,815	468,537
Shares Issued in Lieu of Cash Distributions	100,665	117,756	167,521	219,278
Shares Redeemed	(525,355)	(821,406)	(618,003)	(1,074,408)

Net Increase (Decrease) from Capital Share Transactions	(237,000)	(265,780)	(54,667)	(386,593)

Total Increase (Decrease) in Net Assets	89,691	(825,375)	(271,231)	(773,133)
Net Assets
Beginning of Year	2,581,211	3,406,586	3,545,060	4,318,193

End of Year	$2,670,902	$2,581,211	$3,273,829	$3,545,060

(1) Shares Issued and Redeemed:
Shares Issued	11,718	28,526	14,382	16,288
Shares Issued in Lieu of Cash Distributions	6,243	7,865	6,080	7,519
Shares Redeemed	(32,458)	(51,969)	(22,312)	(36,720)

Net Increase (Decrease) from Shares Issued and Redeemed	(14,497)	(15,578)	(1,850)	(12,913)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

14

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio III					U.S. Large Cap Value Portfolio III
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$13.92	$16.95	$11.57	$14.66	$15.04	$27.98 $	30.93	$21.17	$25.23	$25.83

Income from Investment Operations (A)
Net Investment Income (Loss)	0.70	0.68	0.55	0.35	0.56	0.65	0.63	0.54	0.56	0.60
Net Gains (Losses) on Securities (Realized and Unrealized)	1.68	(2.99)	5.33	(3.07)	(0.09)	(0.83)	(1.65)	9.74	(3.33)	0.95

Total from Investment Operations	2.38	(2.31)	5.88	(2.72)	0.47	(0.18)	(1.02)	10.28	(2.77)	1.55

Less Distributions:
Net Investment Income	(0.67)	(0.72)	(0.50)	(0.37)	(0.51)	(0.59)	(0.57)	(0.52)	(0.51)	(0.54)
Net Realized Gains	—	—	—	—	(0.34)	(0.99)	(1.36)	—	(0.78)	(1.61)

Total Distributions	(0.67)	(0.72)	(0.50)	(0.37)	(0.85)	(1.58)	(1.93)	(0.52)	(1.29)	(2.15)

Net Asset Value, End of Year	$15.63	$13.92	$16.95	$11.57	$14.66	$26.22	$27.98	$30.93	$21.17	$25.23

Total Return	17.03%	(13.87%)	51.07%	(18.72%)	3.50%	(0.82%)	(3.47%)	48.78%	(11.43%)	7.12%

Net Assets, End of Year (thousands)	$2,670,902	$2,581,211	$3,406,586	$2,542,236	$2,810,331	$3,273,829	$3,545,060	$4,318,193	$3,303,651	$4,017,350
Ratio of Expenses to Average Net Assets (B)	0.25%	0.24%	0.25%	0.25%	0.25%	0.14%	0.13%	0.14%	0.14%	0.14%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.45%	0.44%	0.45%	0.45%	0.45%	0.24%	0.23%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets	4.31%	4.28%	3.48%	2.75%	3.88%	2.35%	2.16%	1.89%	2.50%	2.47%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

15

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, two of which, DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III (the “Portfolios”), are presented in this report. The remaining portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III invest substantially all of their assets in The DFA International Value Series and The U.S. Large Cap Value Series (the “Series”), respectively, each a corresponding series of The DFA Investment Trust Company. As of October 31, 2023, DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III owned 24% and 13% of the total outstanding shares of their respective Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolios.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ investments reflect their proportionate interests in the net assets of their respective Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments is disclosed previously in this note. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

16

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: The Portfolios recognize their pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from their respective Series, which are each treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

During the year ended October 31, 2023, the DFA International Value Portfolio III’s and U.S. Large Cap Value Portfolio III’s investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.21% and 0.11%, respectively, of each Portfolio’s average daily net assets.

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) to the rates listed below as a percentage of the average net assets of a class of a Portfolio on an annualized basis. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

During the year ended October 31, 2023, each Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amounts in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Waived Fees/ Expenses Assumed
DFA International Value Portfolio III	0.21%	$5,758
U.S. Large Cap Value Portfolio III	0.11%	3,488

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amount paid by the Fund to the CCO was $18 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

17

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA International Value Portfolio III	$26
U.S. Large Cap Value Portfolio III	38

E. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio III
2022	$135,865	—	—	$135,865
2023	118,709	—	—	118,709
U.S. Large Cap Value Portfolio III
2022	74,124	$187,093	—	261,217
2023	74,281	124,692	—	198,973

As of October 31, 2023, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio III	$(4,406)	—	$(4,406)
U.S. Large Cap Value Portfolio III	(7,439)	$(4,012)	(11,451)

18

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio III	$30,383	—	$(73,663)	$473,336	$430,056
U.S. Large Cap Value Portfolio III	—	$127,598	—	1,353,663	1,481,261

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the following Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA International Value Portfolio III	$73,663	$73,663

During the year ended October 31, 2023, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio III	$2,193,715	$472,318	—	$472,318
U.S. Large Cap Value Portfolio III	1,918,868	1,656,693	$(303,029)	1,353,664

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

19

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2023.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Portfolios’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until the 2024 annual shareholder reports, and will have no effect on the Portfolios’ accounting policies or financial statements.

I. Other:

As of October 31, 2023, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio III	3	93%
U.S. Large Cap Value Portfolio III	4	94%

20

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

J. ReFlow Liquidity Program

A Portfolio may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are expected to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as the allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period, currently 8 days, determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow program, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in the Portfolio and may request that such redemption be met in kind in accordance with redemption in-kind policies described in the Portfolio’s Prospectus. If the Portfolio is part of a “master-feeder” structure, then the “feeder” fund does not generally buy individual securities directly. Instead, the feeder fund invests in a corresponding “master” fund that in turn purchases stocks and other securities. Under a master-feeder structure, ReFlow redemptions and subscriptions take place at the feeder level, where the capital commitments are pooled, and securities are redeemed at the master level, where the securities are held. As a result, realized gains or losses will be reflected in the master Portfolio’s financial statements. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolio’s Policy Regarding Excessive Short-Term Trading.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023, and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

22

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs.

MSCI World ex USA Value Index (net dividends)

October 31, 2013-October 31, 2023

The U.S. Large Cap Value Series vs.

Russell 1000® Value Index

October 31, 2013-October 31, 2023

23

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

24

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. Additionally, the Series generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher- profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2023, the Series held approximately 530 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

25

For the 12 months ended October 31, 2023, total returns were 17.00% for the Series and 15.70% for the MSCI World ex USA Value Index, the Series’ benchmark. With value stocks outperforming growth stocks, the Series’ focus on value stocks contributed positively to performance relative to the benchmark. The Series’ exclusion of REITs also contributed positively to relative performance, as REITS generally underperformed.

U.S. Equity Market Review	12 Months Ended October 31, 2023

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained 8.38%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2023

Russell 3000® Index	8.38%
Russell 1000® Index (large-cap stocks)	9.48%
Russell Midcap® Index (mid-cap stocks, a subset of the large cap universe)	-1.01%
Russell 2000® Index (small-cap stocks)	-8.56%
Russell Microcap® Index (micro-cap stocks)	-16.40%
Dow Jones U.S. Select REIT Index SM	-6.25%

Total Return for 12 Months Ended October 31, 2023

Russell 1000® Value Index (large-cap value stocks)	0.13%
Russell 1000® Growth Index (large-cap growth stocks)	18.95%
Russell 2000® Value Index (small-cap value stocks)	-9.93%
Russell 2000® Growth Index (small-cap growth stocks)	-7.63%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Series

The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. Additionally, the Series generally excludes real estate investment trusts (REITs) and highly regulated utilities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2023, the Series held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

26

For the 12 months ended October 31, 2023, total returns were -0.78% for the Series and 0.13% for the Russell 1000® Value Index, the Series’ benchmark. The Series’ emphasis on stocks with smaller market capitalizations within the large-cap value segment of the U.S. market detracted from relative performance, as these stocks generally underperformed. Conversely, the Series’ exclusion of REITs and highly regulated utilities contributed positively to relative performance, as REITs and utilities generally underperformed.

27

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLES

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The DFA International Value Series
Actual Fund Return	$1,000.00	$961.20	0.21%	$1.04
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

28

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$966.50	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

29

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series		The U.S. Large Cap Value Series
Communication Services	3.4%	Communication Services	7.9%
Consumer Discretionary	12.7%	Consumer Discretionary	5.5%
Consumer Staples	3.9%	Consumer Staples	4.1%
Energy	16.0%	Energy	15.0%
Financials	28.3%	Financials	21.9%
Health Care	6.9%	Health Care	15.5%
Industrials	10.9%	Industrials	12.8%
Information Technology	1.9%	Information Technology	8.1%
Materials	12.7%	Materials	8.5%
Real Estate	2.1%	Real Estate	0.4%
Utilities	1.2%	Utilities	0.3%

	100.0%		100.0%

30

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (6.0%)
ANZ Group Holdings Ltd.	3,680,652	$58,040,113	0.5%
National Australia Bank Ltd.	5,308,636	95,100,201	0.8%
Santos Ltd.	14,074,222	68,674,552	0.6%
Westpac Banking Corp.	5,237,352	68,775,704	0.6%
Woodside Energy Group Ltd.	3,980,187	86,687,647	0.8%
Other Securities		314,300,818	2.8%

TOTAL AUSTRALIA		691,579,035	6.1%

AUSTRIA — (0.1%)
Other Securities		10,556,242	0.1%

BELGIUM — (0.6%)
Other Securities		68,158,356	0.6%

CANADA — (9.1%)
Bank of Montreal	1,331,346	100,583,190	0.9%
Bank of Nova Scotia	683,012	27,655,399	0.2%
Bank of Nova Scotia	2,162,349	87,510,264	0.8%
Canadian Imperial Bank of Commerce	1,736,371	61,240,963	0.5%
Fairfax Financial Holdings Ltd.	96,097	79,970,305	0.7%
Manulife Financial Corp.	3,267,295	56,916,279	0.5%
Suncor Energy, Inc.	2,388,283	77,380,369	0.7%
Teck Resources Ltd., Class B	2,373,766	83,888,890	0.7%
Other Securities		480,476,534	4.2%

TOTAL CANADA		1,055,622,193	9.2%

DENMARK — (2.2%)
Other Securities		251,518,708	2.2%

FINLAND — (0.8%)
Other Securities		95,535,714	0.8%

FRANCE — (11.3%)
AXA SA	2,402,612	71,190,414	0.6%
BNP Paribas SA	1,438,342	82,710,427	0.7%
Cie de Saint-Gobain SA	1,911,069	104,027,435	0.9%
Cie Generale des Etablissements Michelin SCA	2,726,689	81,005,707	0.7%
Engie SA	3,701,762	58,876,095	0.5%
Orange SA	7,475,414	87,926,131	0.8%
Sanofi SA	956,125	86,822,112	0.8%
TotalEnergies SE	6,840,726	457,353,790	4.0%
Other Securities		287,207,408	2.5%

TOTAL FRANCE		1,317,119,519	11.5%

GERMANY — (6.2%)
BASF SE	1,595,449	73,721,149	0.6%
Bayer AG	2,226,814	96,217,422	0.8%
Bayerische Motoren Werke AG	942,197	87,628,385	0.8%
Mercedes-Benz Group AG	2,471,518	145,409,910	1.3%

31

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$321,888,239	2.8%

TOTAL GERMANY		724,865,105	6.3%

HONG KONG — (1.5%)
Other Securities		170,991,702	1.5%

IRELAND — (0.2%)
Other Securities		25,038,980	0.2%

ISRAEL — (0.4%)
Other Securities		51,951,842	0.5%

ITALY — (2.3%)
Stellantis NV	3,233,234	60,404,388	0.5%
UniCredit SpA	4,159,978	104,289,031	0.9%
Other Securities		101,608,790	0.9%

TOTAL ITALY		266,302,209	2.3%

JAPAN — (21.2%)
Honda Motor Co. Ltd.	10,566,000	108,288,524	1.0%
Mitsubishi Corp.	2,313,200	107,831,082	0.9%
Mitsubishi UFJ Financial Group, Inc.	10,193,750	85,516,868	0.8%
Sumitomo Mitsui Financial Group, Inc.	1,370,700	66,078,671	0.6%
# Takeda Pharmaceutical Co. Ltd.	2,592,971	70,385,489	0.6%
Toyota Motor Corp.	7,782,350	136,142,401	1.2%
Other Securities		1,885,791,758	16.4%

TOTAL JAPAN		2,460,034,793	21.5%

NETHERLANDS — (3.5%)
ING Groep NV	4,971,616	63,738,727	0.6%
Koninklijke Ahold Delhaize NV	4,003,663	118,555,624	1.0%
Other Securities		228,550,902	2.0%

TOTAL NETHERLANDS		410,845,253	3.6%

NEW ZEALAND — (0.2%)
Other Securities		20,727,048	0.2%

NORWAY — (0.9%)
Other Securities		101,952,505	0.9%

PORTUGAL — (0.1%)
Other Securities		14,600,091	0.1%

SINGAPORE — (1.0%)
Other Securities		119,239,175	1.0%

SPAIN — (2.4%)
# Banco Santander SA	34,833,091	128,113,786	1.1%
# Banco Santander SA, Sponsored ADR	219,342	796,211	0.0%
Repsol SA	5,269,796	77,161,128	0.7%
Other Securities		76,139,234	0.7%

TOTAL SPAIN		282,210,359	2.5%

32

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (2.5%)
Other Securities		$292,244,822	2.6%

SWITZERLAND — (9.9%)
Cie Financiere Richemont SA, Class A	809,027	95,445,330	0.8%
Holcim AG	974,130	60,228,276	0.5%
Novartis AG	1,526,421	142,902,858	1.3%
# Novartis AG, Sponsored ADR	1,378,570	129,006,581	1.1%
Swisscom AG	94,854	56,835,455	0.5%
UBS Group AG	6,031,321	141,714,501	1.2%
#* UBS Group AG	1,233,582	28,939,820	0.3%
Zurich Insurance Group AG	348,909	165,729,170	1.5%
Other Securities		330,054,021	2.9%

TOTAL SWITZERLAND		1,150,856,012	10.1%

UNITED KINGDOM — (12.8%)
BP PLC, Sponsored ADR	1,698,003	62,112,950	0.5%
British American Tobacco PLC	1,884,352	56,290,123	0.5%
Glencore PLC	12,424,779	65,811,861	0.6%
HSBC Holdings PLC	13,535,003	97,728,348	0.9%
# HSBC Holdings PLC, Sponsored ADR	2,324,211	84,438,585	0.7%
Lloyds Banking Group PLC	124,313,687	60,503,314	0.5%
Shell PLC	307,658	9,914,840	0.1%
# Shell PLC, ADR	9,015,405	587,263,482	5.1%
Other Securities		467,100,882	4.1%

TOTAL UNITED KINGDOM		1,491,164,385	13.0%

UNITED STATES — (0.7%)
Other Securities		82,198,731	0.7%

TOTAL COMMON STOCKS		11,155,312,779	97.5%

PREFERRED STOCKS — (0.7%)
GERMANY — (0.7%)
Other Securities		75,043,140	0.6%

TOTAL INVESTMENT SECURITIES (Cost $10,152,946,131)		11,230,355,919

		Value†
SECURITIES LENDING COLLATERAL — (3.4%)
@§ The DFA Short Term Investment Fund	34,363,676	397,484,640	3.5%

TOTAL INVESTMENTS—(100.0%) (Cost $10,550,431,199)		$11,627,840,559	101.6%

33

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2023, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	490	12/15/23	$107,657,486	$103,200,125	$(4,457,361)

Total Futures Contracts			$107,657,486	$103,200,125	$(4,457,361)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$691,579,035	—	$691,579,035
Austria	—	10,556,242	—	10,556,242
Belgium	—	68,158,356	—	68,158,356
Canada	$1,055,622,193	—	—	1,055,622,193
Denmark	—	251,518,708	—	251,518,708
Finland	4,405,789	91,129,925	—	95,535,714
France	—	1,317,119,519	—	1,317,119,519
Germany	16,328,138	708,536,967	—	724,865,105
Hong Kong	—	170,991,702	—	170,991,702
Ireland	—	25,038,980	—	25,038,980
Israel	—	51,951,842	—	51,951,842
Italy	51,149,858	215,152,351	—	266,302,209
Japan	23,469,350	2,436,565,443	—	2,460,034,793
Netherlands	23,539,526	387,305,727	—	410,845,253
New Zealand	—	20,727,048	—	20,727,048
Norway	—	101,952,505	—	101,952,505
Portugal	—	14,600,091	—	14,600,091
Singapore	—	119,239,175	—	119,239,175
Spain	8,288,581	273,921,778	—	282,210,359
Sweden	—	292,244,822	—	292,244,822
Switzerland	178,193,050	972,662,962	—	1,150,856,012
United Kingdom	804,084,889	687,079,496	—	1,491,164,385
United States	82,198,731	—	—	82,198,731
Preferred Stocks
Germany	—	75,043,140	—	75,043,140
Securities Lending Collateral	—	397,484,640	—	397,484,640
Futures Contracts**	(4,457,361)	—	—	(4,457,361)

TOTAL	$2,242,822,744	$9,380,560,454	—	$11,623,383,198

** Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

34

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

			Percentage
	Shares	Value†	of Net Assets‡
COMMON STOCKS — (98.3%)
COMMUNICATION SERVICES — (7.8%)
AT&T, Inc.	15,690,173	$241,628,664	1.0%
Comcast Corp., Class A	12,265,715	506,451,372	2.1%
* Meta Platforms, Inc., Class A	1,308,997	394,361,526	1.6%
* T-Mobile U.S., Inc.	1,545,488	222,333,904	0.9%
Verizon Communications, Inc.	9,824,027	345,118,068	1.4%
Other Securities		223,002,019	0.8%

TOTAL COMMUNICATION SERVICES		1,932,895,553	7.8%

CONSUMER DISCRETIONARY — (5.4%)
DR Horton, Inc.	2,309,180	241,078,392	1.0%
PulteGroup, Inc.	1,956,203	143,956,979	0.6%
Other Securities		959,946,137	3.9%

TOTAL CONSUMER DISCRETIONARY		1,344,981,508	5.5%

CONSUMER STAPLES — (4.0%)
Kroger Co.	3,528,698	160,097,028	0.7%
Mondelez International, Inc., Class A	2,407,539	159,403,157	0.6%
Other Securities		680,067,862	2.8%

TOTAL CONSUMER STAPLES		999,568,047	4.1%

ENERGY — (14.7%)
Chevron Corp	4,945,790	720,749,977	2.9%
ConocoPhillips	3,806,401	452,200,439	1.8%
Exxon Mobil Corp.	11,225,183	1,188,185,620	4.8%
Marathon Petroleum Corp.	1,358,505	205,473,881	0.8%
Other Securities		1,088,973,887	4.5%

TOTAL ENERGY		3,655,583,804	14.8%

FINANCIALS — (21.6%)
Bank of America Corp.	11,711,704	308,486,283	1.3%
* Berkshire Hathaway, Inc., Class B	1,808,906	617,433,885	2.5%
Capital One Financial Corp.	1,645,879	166,711,084	0.7%
Goldman Sachs Group, Inc.	858,462	260,637,648	1.1%
Hartford Financial Services Group, Inc.	2,087,475	153,325,039	0.6%
JPMorgan Chase & Co.	7,413,686	1,030,947,175	4.2%
Morgan Stanley	2,664,369	188,690,613	0.8%
Travelers Cos., Inc.	1,017,317	170,339,558	0.7%
Wells Fargo & Co.	5,729,127	227,847,381	0.9%
Other Securities		2,223,328,862	8.9%

TOTAL FINANCIALS		5,347,747,528	21.7%

HEALTH CARE — (15.2%)
Bristol-Myers Squibb Co.	4,906,955	252,855,391	1.0%
Cigna Group	838,881	259,382,005	1.1%
CVS Health Corp.	3,323,279	229,339,484	0.9%
Danaher Corp.	1,102,700	211,740,454	0.9%
Elevance Health, Inc.	680,876	306,455,479	1.3%
Gilead Sciences, Inc.	2,673,847	210,003,943	0.9%
Humana, Inc.	391,825	205,194,834	0.8%
Medtronic PLC	2,136,727	150,767,457	0.6%

35

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

			Percentage
	Shares	Value†	of Net Assets‡
HEALTH CARE — (Continued)
Pfizer, Inc.	17,021,900	$520,189,264	2.1%
Thermo Fisher Scientific, Inc.	439,076	195,287,832	0.8%
Other Securities		1,233,206,219	4.9%

TOTAL HEALTH CARE		3,774,422,362	15.3%

INDUSTRIALS — (12.6%)
FedEx Corp.	613,891	147,395,229	0.6%
Norfolk Southern Corp.	774,793	147,822,757	0.6%
PACCAR, Inc.	2,024,474	167,079,839	0.7%
Republic Services, Inc.	1,596,823	237,112,247	1.0%
# RTX Corp.	1,924,055	156,598,836	0.6%
Other Securities		2,259,535,766	9.1%

TOTAL INDUSTRIALS.		3,115,544,674	12.6%

INFORMATION TECHNOLOGY — (8.0%)
* Advanced Micro Devices, Inc.	1,474,438	145,232,143	0.6%
Analog Devices, Inc.	1,138,207	179,074,107	0.7%
Cognizant Technology Solutions Corp., Class A	2,224,899	143,439,238	0.6%
HP, Inc.	5,987,615	157,653,903	0.6%
Intel Corp.	6,785,602	247,674,473	1.0%
Micron Technology, Inc.	2,629,495	175,834,331	0.7%
* Salesforce, Inc.	740,360	148,686,499	0.6%
Other Securities		787,133,445	3.3%

TOTAL INFORMATION TECHNOLOGY		1,984,728,139	8.1%

MATERIALS — (8.3%)
Dow, Inc.	3,246,251	156,923,773	0.6%
Freeport-McMoRan, Inc.	4,433,625	149,767,852	0.6%
Linde PLC	645,421	246,654,089	1.0%
Nucor Corp.	1,610,388	237,999,243	1.0%
Steel Dynamics, Inc.	1,454,295	154,896,960	0.6%
Other Securities		1,116,657,535	4.6%

TOTAL MATERIALS		2,062,899,452	8.4%

REAL ESTATE — (0.4%)
Other Securities		102,641,060	0.4%

UTILITIES — (0.3%)
Other Securities		76,578,530	0.3%

TOTAL COMMON STOCKS (Cost $16,208,990,262)		24,397,590,657	99.0%

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 5.300%	219,849,716	219,849,716	0.9%

SECURITIES LENDING COLLATERAL — (0.8%)
@§ The DFA Short Term Investment Fund	16,443,598	190,203,098	0.7%

TOTAL INVESTMENTS—(100.0%) (Cost $16,619,043,076)		$24,807,643,471	100.6%

36

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2023, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	844	12/15/23	$179,931,267	$177,756,950	$(2,174,317)

Total Futures Contracts			$179,931,267	$177,756,950	$(2,174,317)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,932,841,679	$53,874	—	$1,932,895,553
Consumer Discretionary	1,344,981,508	—	—	1,344,981,508
Consumer Staples	999,568,047	—	—	999,568,047
Energy	3,655,583,804	—	—	3,655,583,804
Financials	5,347,747,528	—	—	5,347,747,528
Health Care	3,774,422,362	—	—	3,774,422,362
Industrials	3,115,544,674	—	—	3,115,544,674
Information Technology	1,984,728,139	—	—	1,984,728,139
Materials	2,062,899,452	—	—	2,062,899,452
Real Estate	102,641,060	—	—	102,641,060
Utilities	76,578,530	—	—	76,578,530
Temporary Cash Investments	219,849,716	—	—	219,849,716
Securities Lending Collateral	—	190,203,098	—	190,203,098
Futures Contracts**	(2,174,317)	—	—	(2,174,317)

TOTAL	$24,615,212,182	$190,256,972	—	$24,805,469,154

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

37

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands)

	The DFA	The U.S. Large
	International	Cap Value
	Value Series*	Series*
ASSETS:
Investment Securities at Value (including $401,265 and $251,999 of securities on loan, respectively)	$11,230,356	$24,397,591
Temporary Cash Investments at Value & Cost	—	219,850
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $397,485 and $190,203, respectively)	397,485	190,203
Segregated Cash for Futures Contracts	5,488	9,453
Foreign Currencies at Value	107,753	—
Cash	4,870	—
Receivables:
Investment Securities Sold	31,561	14,859
Dividends, Interest and Tax Reclaims	96,299	31,795
Securities Lending Income	243	39
Futures Margin Variation	649	1,119
Unrealized Gain on Foreign Currency Contracts	10	—

Total Assets	11,874,714	24,864,909

LIABILITIES:
Payables:
Due to Custodian	—	3,803
Upon Return of Securities Loaned	397,378	190,518
Investment Securities Purchased	33,006	19,438
Due to Advisor	1,995	2,150
Accrued Expenses and Other Liabilities	562	1,021

Total Liabilities	432,941	216,930

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$11,441,773	$24,647,979

Investment Securities at Cost	$10,152,946	$16,208,990

Foreign Currencies at Cost	$108,265	$—

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

38

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	The DFA	The U.S. Large
	International	Cap Value
	Value Series#	Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $51,846 and $0, respectively)	$542,295	$660,781
Income from Securities Lending, Net	4,834	701

Total Investment Income	547,129	661,482

Expenses
Investment Management Fees	24,037	26,616
Accounting & Transfer Agent Fees	390	901
Custodian Fees	550	265
Shareholders’ Reports	37	66
Directors’/Trustees’ Fees & Expenses	89	204
Professional Fees	299	368
Other	354	468

Total Expenses	25,756	28,888

Fees Paid Indirectly (Note C)	156	—

Net Expenses	25,600	28,888

Net Investment Income (Loss)	521,529	632,594

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(82,311)	522,447
Affiliated Investment Companies Shares Sold	40	39
Futures	13,590	10,766
Foreign Currency Transactions	(3,403)	—
In-Kind Redemptions	—	1,015,486
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,357,100	(2,315,132)
Affiliated Investment Companies Shares	193	139
Futures	(9,976)	5,492
Translation of Foreign Currency-Denominated Amounts	3,266	—

Net Realized and Unrealized Gain (Loss)	1,278,499	(760,763)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,800,028	$(128,169)

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

39

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International		The U.S. Large Cap Value
	Value Series		Series
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$521,529	$508,688	$632,594	$616,764
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(82,311)	6,848	522,447	753,310
Affiliated Investment Companies Shares Sold	40	36	39	(30)
Futures	13,590	(16,735)	10,766	(16,355)
Foreign Currency Transactions	(3,403)	(13,407)	—	(2)
In-Kind Redemptions	—	—	1,015,486	46,523
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,357,100	(2,198,406)	(2,315,132)	(2,352,364)
Affiliated Investment Companies Shares	193	(280)	139	(147)
Futures	(9,976)	2,503	5,492	(16,326)
Translation of Foreign Currency-Denominated Amounts	3,266	(4,633)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,800,028	(1,715,386)	(128,169)	(968,627)

Transactions in Interest:
Contributions	250,078	1,269,316	1,697,787	972,772
Withdrawals	(1,135,466)	(1,324,290)	(3,967,620)	(2,778,807)

Net Increase (Decrease) from Transactions in Interest	(885,388)	(54,974)	(2,269,833)	(1,806,035)

Total Increase (Decrease) in Net Assets	914,640	(1,770,360)	(2,398,002)	(2,774,662)
Net Assets
Beginning of Year	10,527,133	12,297,493	27,045,981	29,820,643

End of Year	$11,441,773	$10,527,133	$24,647,979	$27,045,981

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

40

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019
Total Return	17.00%	(13.82%)	51.09%	(18.68%)	3.60%

Net Assets, End of Year (thousands)	$11,441,773	$10,527,133	$12,297,493	$9,481,550	$12,420,850
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.21%	0.21%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.21%	0.21%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.34%	4.36%	3.50%	2.77%	3.92%
Portfolio Turnover Rate	13%	15%	9%	12%	16%

See accompanying Notes to Financial Statements.

41

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019
Total Return	(0.78%)	(3.45%)	48.85%	(11.42%)	7.15%

Net Assets, End of Year (thousands)	$24,647,979	$27,045,981	$29,820,643	$22,154,405	$29,929,678
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.38%	2.20%	1.92%	2.53%	2.50%
Portfolio Turnover Rate	13%	10%	10%	4%	10%

See accompanying Notes to Financial Statements.

42

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), The Trust consists of ten portfolios, two of which, The DFA International Value Series and The U.S. Large Cap Value Series (the “Series”), are presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean between the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (“NYSE”). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The DFA International Value Series (the “International Series”) will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the International Series is computed. Due

43

to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Series’ shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on International Series’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables are included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the International Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Series does not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

44

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets. The International Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Series. For the year ended October 31, 2023, the investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% and 0.10% of the average daily net assets for The DFA International Value Series and The U.S. Large Cap Value Series, respectively.

Earned Income Credit:

Additionally, certain Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Series’ net assets. During the year ended October 31, 2023, expenses reduced were as follows (amount in thousands):

Fees Paid
Indirectly
The DFA International Value Series	$156

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2023, the total related amounts paid by the Trust to the CCO was $35 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

45

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$147
The U.S. Large Cap Value Series	192

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
The DFA International Value Series	—	—	$1,473,241	$1,778,732
The U.S. Large Cap Value Series	—	—	3,589,662	3,528,907

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
The DFA International Value Series
The DFA Short Term Investment Fund	$482,853	$3,556,268	$3,641,869	$40	$193	$397,485	34,364	$18,562	—

Total	$482,853	$3,556,268	$3,641,869	$40	$193	$397,485	34,364	$18,562	—

The U.S. Large Cap Value Series
The DFA Short Term Investment Fund	$521,402	$3,599,886	$3,931,263	$39	$139	$190,203	16,444	$15,066	—

Total	$521,402	$3,599,886	$3,931,263	$39	$139	$190,203	16,444	$15,066	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

46

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

				Net
				Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
The DFA International Value Series	$10,616,293	$2,031,198	$(1,019,651)	$1,011,547
The U.S. Large Cap Value Series	16,598,204	8,952,201	(742,762)	8,209,439

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, a Series deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by a Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series

47

entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amounts in thousands):

Futures*
The DFA International Value Series	$105,692
The U.S. Large Cap Value Series	187,927

*	Average Notional Value of futures contracts.

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2023	Equity Contracts *,(1)
The DFA International Value Series	$(4,457)	$(4,457)
The U.S. Large Cap Value Series	(2,174)	(2,174)

(1)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The DFA International Value Series	$13,590	$13,590
The U.S. Large Cap Value Series	10,766	10,766

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The DFA International Value Series	$(9,976)	$(9,976)
The U.S. Large Cap Value Series	5,492	5,492

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

48

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

For the year ended October 31, 2023, borrowings by the following Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2023
The DFA International Value Series	5.78%	$3,406	20	$11	$21,628	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2023.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2023, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

49

For the year ended October 31, 2023, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$219,294	$101,439	$(227)
The U.S. Large Cap Value Series	311,495	346,813	54,350

J. Securities Lending:

As of October 31, 2023, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, each Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The DFA International Value Series	$19,352
The U.S. Large Cap Value Series	62,910

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

50

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series Common Stocks	$397,378	—	—	—	$397,378
The U.S. Large Cap Value Series Common Stocks	190,518	—	—	—	190,518

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. In-Kind Redemptions:

During the year ended October 31, 2023, the Series listed below realized net gains (losses) on in-kind redemptions as follows (amount in thousands):

The U.S. Large Cap Value Series	$1,015,486

M. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Series’ financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Series’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Series’ until the 2024 annual shareholder reports, and will have no effect on the Series’ accounting policies or financial statements.

51

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. ReFlow Liquidity Program

The Series may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are expected to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as the allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period, currently 8 days, determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow program, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a feeder fund and may request that such redemption be met in kind in accordance with redemption in-kind policies described in the feeder fund’s Prospectus. If a fund is part of a “master-feeder” structure, then the “feeder” fund does not generally buy individual securities directly. Instead, the feeder fund invests in a corresponding “master” fund that in turn purchases stocks and other securities. Under a master-feeder structure, ReFlow redemptions and subscriptions take place at the feeder level, where the capital commitments are pooled, and securities are redeemed at the master level, where the securities are held. As a result, realized gains or losses will be reflected in the master fund’s financial statements. Purchases and redemptions of a feeder fund’s shares by ReFlow under the program are not considered excessive short-term trading under the Series’ Policy Regarding Excessive Short-Term Trading.

P. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series and The U.S. Large Cap Value Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series and The U.S. Large Cap Value Series (two of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023, and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, www.pwc.com/us

53

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, a “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were two Strategy Committee meetings held during the fiscal year ended October 31, 2023.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held during the fiscal year ended October 31, 2023.

54

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

55

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since 2021	Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).	157 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); formerly, Director, REAN Cloud (technology) (2015-2018); formerly, Director, FBR & Co. (investment banking) (2011- 2017); and formerly, Director, Brightwood Capital Advisors, L.P. (private equity) (2013- 2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	157 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	157 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	157 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).

56

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	157 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	157 portfolios in 5 investment companies	Director, (since 2000) and formerly, Audit Committee Chair (2019-2022) and Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee and Audit Committee member (since 2022), UBS Funds (3 investment companies within the fund complex) (12 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	157 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017- July 2017).

57

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019); formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022).	157 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

58

Interested Directors/Trustees

The following interested Directors/Trustees are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director/ Trustee Co-Chief Executive Officer	Director/Trustee since 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017) and Dimensional ETF Trust (since 2020), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and the Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.	157 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director/ Trustee Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director/Trustee since 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director and Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer and Chief Investment Officer of Dimensional Holdings, LLC (since 2017); Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).	157 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DEM; DFAITC and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

59

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2019)

•  Dimensional ETF Trust (since 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017	Executive Vice President of • all the DFA Entities (since 2017)

• Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

• Dimensional Japan Ltd.

Chairman (since 2018) of

• Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

• Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

• DFA Australia Limited

Director (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

Vice President of

• Dimensional Advisors Ltd. (since 2016)

• Dimensional Hong Kong Limited (since 2016)

• Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

• all the DFA Entities

Formerly, Vice President (2010 – 2016) of

• Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016 – 2019) of

• Dimensional Fund Advisors Pte. Ltd.

60

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

• Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021	Chief Operating Officer (since June 2021) of • the DFA Fund Complex

Executive Vice President (since January 2020) of

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Chief Operating Officer (since December 2019) of

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Vice President (since 2020) of

• DFA Australia Limited

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Canada ULC

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Ireland Limited

• Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020 – June 2021) of

• the DFA Fund Complex

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

• Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

• BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021	Vice President (since June 2021) of • the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

• DFA Securities LLC

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors LP

• Dimensional Fund Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Holdings Inc.

• Dimensional Hong Kong Limited

• Dimensional Investment LLC

Vice President (since March 2021) of

• Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

• Lord Abbett & Co. LLC

61

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Formerly, Chief Financial Officer (2017 - 2020) and Treasurer (2003 – 2017) of

• Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021	Vice President and Assistant Treasurer (since June 2021) of • the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

• Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004	Vice President (since 2004) of • all the DFA Entities

Vice President (since 2020) of

• Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

• Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017 – 2019) of

• all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

•  Dimensional Ireland Limited (since 2020)

Assistant Treasurer of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  the Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President (since January 2023) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Vice President (since April 2022) of

•  Dimensional Fund Advisors Canada ULC

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  Dimensional ETF Trust (since 2020)

General Counsel of

•  all the DFA Entities (since 2001)

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

62

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Investment LLC (since 2009)

• DFA Canada LLC (since 2009)

• Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• DFA Securities LLC

• Dimensional Investment LLC

Secretary of

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Securities LLC (since 2006)

• Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Vice President and Secretary of

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd (since 2014)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

• Dimensional Hong Kong Limited

Director of

• Dimensional Australia Limited (since 2007)

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• Director of Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of

• Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

• DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

• Dimensional Fund Advisors LP (1997 – 2017)

• Dimensional Holdings Inc. (2006 – 2017)

• DFA Securities LLC (1997 – 2017)

• Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021	Vice President (since September 2021) of
• the DFA Fund Complex
Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of
• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

63

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

• Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013 – 2020) of:

• the DFA Fund Complex

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Formerly, Vice President (2013 – 2020) of:

• the DFA Fund Complex

Formerly, Director (2019 – 2021) of:

• Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017	Vice President and Secretary of
• DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)
• Dimensional ETF Trust (since 2020)
Vice President (since 2010) and Assistant Secretary (since 2016) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.

• Dimensional Investment LLC

Vice President of

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

• DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020	Chief Compliance Officer (since 2020) of
• the DFA Fund Complex
Vice President (since 2016) of
• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer of

• Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan of

• Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020	Vice President and Assistant Treasurer (since 2020) of
• the DFA Fund Complex
Vice President of
• Dimensional Holdings Inc. (since 2016)
• Dimensional Fund Advisors LP (since 2016)
• Dimensional Investment LLC (since 2016)
• DFA Securities LLC (since 2016)
• Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

64

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at www.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at www.dimensional.com/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

65

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2023. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2023 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2023 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2023.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
DFA International Value Portfolio III.	100%	—	—	—	—	100%	—	79%	—	6%	93%	—	—
U.S. Large Cap Value Portfolio III	37%	—	63%	—	—	100%	100%	100%	—	—	—	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

66

Recycled Recyclable	DFA103123-008A 00293587

Annual Report

Year Ended: October 31, 2023

DIMENSIONAL INVESTMENT GROUP INC.

Emerging Markets Portfolio II

December 2023

Dear Shareholder,

Dimensional has been working with financial professionals for more than 40 years to deliver better results for investors. Our commitment to understanding financial professionals’ needs and building solutions informed by empirical research and ongoing innovation has helped to transform the industry toward more transparent, data-driven investments.

We use the information contained in market prices to seek better returns and manage risk. Trusting markets means we take a less subjective, more systematic approach to investing—an approach we can implement consistently around the world and across asset classes. Investor needs, economic theory, and robust data guide our investment process, from conducting research, to designing portfolios, to considering when and how to trade.

What started with the launch of our first fund in 1981 still holds true today. Every dollar invested is backed by financial science and Dimensional’s commitment to providing an outstanding investment experience. On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedule of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt

Investment Footnotes

†	See Note B to Financial Statements.
»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

(Unaudited)

Emerging Markets Portfolio II vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	13.08%	3.07%	2.07%

2

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

3

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

Emerging Markets Portfolio II

The Emerging Markets II Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with

4

smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2023, the Master Fund held approximately 1,840 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2023, total returns were 13.08% for the Portfolio and 10.80% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on value stocks contributed positively to performance relative to the benchmark, as value stocks outperformed growth stocks in emerging markets. The Master Fund’s emphasis on stocks with smaller market capitalizations also contributed positively to relative performance, as these stocks outperformed. Additionally, the Master Fund’s emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLE

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Emerging Markets Portfolio II (2)
Actual Fund Return	$1,000.00	$964.00	0.34%	$1.68
Hypothetical 5% Annual Return	$1,000.00	$1,023.49	0.34%	$1.73

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

Affiliated Investment Company
Emerging Markets Portfolio II	100.0%

7

EMERGING MARKETS PORTFOLIO II

SCHEDULE OF INVESTMENTS

October 31, 2023

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$50,692,944

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$50,692,944

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2023, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

Emerging Markets Portfolio II
ASSETS:
Investment in Affiliated Investment Company at Value	$50,693
Prepaid Expenses and Other Assets	11

Total Assets	50,704

LIABILITIES:
Payables:
Fund Shares Redeemed	153
Due to Advisor	7
Accrued Expenses and Other Liabilities	6

Total Liabilities	166

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$50,538

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	3,143,388

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.08

NET ASSETS CONSIST OF:
Paid-In Capital	$6,833
Total Distributable Earnings (Loss)	43,705

NET ASSETS	$50,538

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

Emerging Markets Portfolio II*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $249)	$1,890
Interest	10
Income from Securities Lending, Net	48
Expenses Allocated from Affiliated Investment Companies	(77)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	1,871

Fund Expenses
Investment Management Fees	141
Accounting & Transfer Agent Fees	3
Filing Fees	22
Shareholders’ Reports	2
Professional Fees	1
Other	1

Total Fund Expenses	170

Fees Waived, Expenses Reimbursed by Advisor (Note C)	56

Net Expenses	114

Net Investment Income (Loss)	1,757

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(147)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	5,238

Net Realized and Unrealized Gain (Loss)	5,091

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,848

**	Net of foreign capital gain taxes withheld of $71.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio II***
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,757	$2,022
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(147)	2,524
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	5,238	(22,855)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,848	(18,309)

Distributions:
Institutional Class Shares	(4,706)	(12,768)
Capital Share Transactions (1):
Shares Issued	3,673	3,558
Shares Issued in Lieu of Cash Distributions	4,706	12,768
Shares Redeemed	(9,904)	(15,902)

Net Increase (Decrease) from Capital Share Transactions	(1,525)	424

Total Increase (Decrease) in Net Assets	617	(30,653)
Net Assets
Beginning of Year	49,921	80,574

End of Year	$50,538	$49,921

(1) Shares Issued and Redeemed:
Shares Issued	222	186
Shares Issued in Lieu of Cash Distributions	291	619
Shares Redeemed	(585)	(805)

Net Increase (Decrease) from Shares Issued and Redeemed	(72)	—

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $71.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $63.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio II
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$15.52	$25.06	$23.02	$25.30	$24.71

Income from Investment Operations (A)
Net Investment Income (Loss)	0.53	0.60	0.58	0.47	0.69
Net Gains (Losses) on Securities (Realized and Unrealized)	1.51	(6.11)	4.33	0.23	1.87

Total from Investment Operations	2.04	(5.51)	4.91	0.70	2.56

Less Distributions:
Net Investment Income	(0.70)	(0.70)	(0.45)	(0.98)	(0.73)
Net Realized Gains	(0.78)	(3.33)	(2.42)	(2.00)	(1.24)

Total Distributions	(1.48)	(4.03)	(2.87)	(2.98)	(1.97)

Net Asset Value, End of Year	$16.08	$15.52	$25.06	$23.02	$25.30

Total Return	13.08%	(25.97%)	21.99%	2.45%	11.14%

Net Assets, End of Year (thousands)	$50,538	$49,921	$80,574	$66,759	$66,417
Ratio of Expenses to Average Net Assets	0.34%	0.37%	0.34%	0.36%	0.38%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.44%	0.47%	0.44%	0.46%	0.48%
Ratio of Net Investment Income to Average Net Assets	3.13%	3.05%	2.28%	2.12%	2.79%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, one of which, Emerging Markets Portfolio II (the “Portfolio”), is presented in this report. The remaining portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The Emerging Markets Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2023, the Portfolio owned 1% of the total outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments is disclosed previously in this note. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

13

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

For the year ended October 31, 2023 the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.25% of the Portfolio’s average daily net assets. Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) to the rate listed below as a percentage of the average net assets of a class of the Portfolio on an annualized basis. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

During the year ended October 31, 2023, the Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amount in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Waived Fees/ Expenses Assumed
Emerging Markets Portfolio II	0.25%	$56

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amount paid by the Fund to the CCO was $18 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

Emerging Markets Portfolio II	$3

14

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Emerging Markets Portfolio II
2022	$2,520	$10,248	—	$12,768
2023	2,211	2,495	—	4,706

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Emerging Markets Portfolio II	$1,910	—	$(214)	$41,928	$43,624

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Emerging Markets Portfolio II	$214	$214

During the year ended October 31, 2023, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

15

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Portfolio II	$8,787	$70,724	$(28,818)	$41,906

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2023.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

H. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Portfolio’s shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until the 2024 annual shareholder reports, and will have no effect on the Portfolio’s accounting policies or financial statements.

I. Other:

As of October 31, 2023, one shareholder held 100% of the outstanding shares of the Portfolio. The one shareholder is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of Emerging Markets Portfolio II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., referred to hereafter as the “Portfolio”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330-3000, www.pwc.com/us

18

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

(Unaudited)

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2013-October 31, 2023

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2023, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	13.27%	3.28%	2.28%

19

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

20

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. Additionally, the Series generally excludes real estate investment trusts (REITs). The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets.

21

As of October 31, 2023, the Series held approximately 1,840 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2023, total returns were 13.27% for the Series and 10.80% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on value stocks contributed positively to performance relative to the benchmark, as value stocks outperformed growth stocks in emerging markets. The Series’ emphasis on stocks with smaller market capitalizations also contributed positively to relative performance, as these stocks outperformed. Additionally, the Series’ emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

22

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLE

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The Emerging Markets Series
Actual Fund Return	$1,000.00	$964.60	0.14%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

23

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIO

The Emerging Markets Series
Communication Services	8.4%
Consumer Discretionary	11.8%
Consumer Staples	6.2%
Energy	5.9%
Financials	21.6%
Health Care	3.9%
Industrials	7.6%
Information Technology	20.7%
Materials	9.4%
Real Estate	1.9%
Utilities	2.6%

100.0%

24

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2023

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (98.0%)
	BRAZIL — (3.9%)
	Petroleo Brasileiro SA	2,733,556	$20,516,241	0.5%
	Petroleo Brasileiro SA, Sponsored ADR	511,889	7,079,425	0.2%
	Petroleo Brasileiro SA, Sponsored ADR	227,883	3,418,245	0.1%
	Vale SA	1,834,275	25,103,376	0.6%
	Other Securities		115,560,546	2.5%

	TOTAL BRAZIL		171,677,833	3.9%

	CHILE — (0.5%)
	Other Securities		20,560,416	0.5%

	CHINA — (25.7%)
*	Alibaba Group Holding Ltd.	3,987,600	41,052,633	1.0%
*	Alibaba Group Holding Ltd., Sponsored ADR	706,990	58,354,955	1.4%
*	Baidu, Inc., Class A	1,330,750	17,471,152	0.4%
	Bank of China Ltd., Class H	43,912,181	15,340,063	0.4%
#	BYD Co. Ltd., Class H	533,886	16,235,529	0.4%
	China Construction Bank Corp., Class H	59,766,590	33,801,467	0.8%
	China Resources Land Ltd.	3,998,666	14,967,431	0.4%
	CSPC Pharmaceutical Group Ltd.	16,771,200	14,649,127	0.4%
	Geely Automobile Holdings Ltd.	10,501,000	11,922,045	0.3%
	Industrial & Commercial Bank of China Ltd., Class H	30,774,185	14,748,359	0.4%
	JD.com, Inc., Class A	1,150,871	14,631,204	0.4%
	Kweichow Moutai Co. Ltd., Class A	55,993	12,895,393	0.3%
	Lenovo Group Ltd.	11,967,278	13,926,695	0.3%
*Ω	Meituan, Class B	1,414,140	20,045,441	0.5%
	NetEase, Inc., ADR	193,704	20,710,832	0.5%
*	PDD Holdings, Inc., ADR	122,979	12,472,530	0.3%
	Ping An Insurance Group Co. of China Ltd., Class H	4,658,000	23,627,589	0.6%
	Tencent Holdings Ltd.	3,804,300	140,792,312	3.2%
*Ω	Xiaomi Corp., Class B	10,152,800	18,204,201	0.4%
	Yum China Holdings, Inc.	240,132	12,621,338	0.3%
	Other Securities		603,721,675	13.1%

	TOTAL CHINA		1,132,191,971	25.8%

	COLOMBIA — (0.1%)
	Other Securities		4,445,371	0.1%

	CZECH REPUBLIC — (0.2%)
	Other Securities		8,439,885	0.2%

	EGYPT — (0.0%)
	Other Securities		1,668,825	0.0%

	GREECE — (0.5%)
	Other Securities		22,255,031	0.5%

	HUNGARY — (0.3%)
	Other Securities		13,109,685	0.3%

	INDIA — (16.9%)
	Axis Bank Ltd.	1,479,255	17,430,034	0.4%
	Bajaj Finance Ltd.	139,763	12,585,919	0.3%

25

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	INDIA — (Continued)
	Bharti Airtel Ltd.	1,469,776	$16,135,794	0.4%
	HDFC Bank Ltd.	1,841,080	32,635,910	0.7%
	Hindustan Unilever Ltd.	440,646	13,150,373	0.3%
	ICICI Bank Ltd.	1,390,129	15,309,796	0.3%
	ICICI Bank Ltd., Sponsored ADR	649,989	14,423,245	0.3%
	Infosys Ltd.	1,779,532	29,305,332	0.7%
	Mahindra & Mahindra Ltd.	967,659	17,021,272	0.4%
	Reliance Industries Ltd.	1,374,995	37,827,485	0.9%
	Tata Consultancy Services Ltd.	551,248	22,336,702	0.5%
	Tata Steel Ltd.	11,675,250	16,681,472	0.4%
	Other Securities		499,912,976	11.4%

	TOTAL INDIA		744,756,310	17.0%

	INDONESIA — (2.0%)
	Bank Central Asia Tbk. PT	28,212,600	15,542,902	0.4%
	Other Securities		71,268,056	1.6%

	TOTAL INDONESIA		86,810,958	2.0%

	KUWAIT — (0.4%)
	Other Securities		18,707,976	0.4%

	MALAYSIA — (1.6%)
	Other Securities		69,566,794	1.6%

	MEXICO — (2.4%)
	America Movil SAB de CV, Class B	16,845,136	13,930,943	0.3%
	Grupo Financiero Banorte SAB de CV, Class O	1,486,046	12,038,217	0.3%
	Other Securities		79,854,727	1.8%

	TOTAL MEXICO		105,823,887	2.4%

	PERU — (0.1%)
	Other Securities		4,524,673	0.1%

	PHILIPPINES — (0.7%)
	Other Securities		30,675,092	0.7%

	POLAND — (1.1%)
	Other Securities		46,682,641	1.1%

	QATAR — (0.8%)
	Qatar National Bank QPSC	3,144,150	12,865,365	0.3%
	Other Securities		24,863,602	0.6%

	TOTAL QATAR		37,728,967	0.9%

	SAUDI ARABIA — (4.0%)
	Al Rajhi Bank	1,034,714	18,521,965	0.4%
Ω	Saudi Arabian Oil Co.	1,399,216	12,431,128	0.3%
	Saudi Telecom Co.	1,236,802	12,669,933	0.3%
	Other Securities		131,916,585	3.0%

	TOTAL SAUDI ARABIA		175,539,611	4.0%

26

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH AFRICA — (2.8%)
Other Securities		$125,726,821	2.9%

SOUTH KOREA — (12.3%)
LG Electronics, Inc.	168,961	12,534,032	0.3%
Samsung Electronics Co. Ltd.	3,140,501	156,318,054	3.6%
SK Hynix, Inc.	384,567	33,396,605	0.8%
Other Securities		339,086,158	7.7%

TOTAL SOUTH KOREA		541,334,849	12.4%

TAIWAN — (16.8%)
CTBC Financial Holding Co. Ltd.	16,115,175	12,136,388	0.3%
Hon Hai Precision Industry Co. Ltd.	5,925,322	17,685,388	0.4%
MediaTek, Inc.	759,995	19,835,377	0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	13,600,808	222,135,277	5.1%
Other Securities		469,047,954	10.6%

TOTAL TAIWAN		740,840,384	16.9%

THAILAND — (2.2%)
Other Securities		95,388,325	2.2%

TURKEY — (0.9%)
Other Securities		38,483,090	0.9%

UNITED ARAB EMIRATES — (1.7%)
Emaar Properties PJSC	6,790,733	12,371,246	0.3%
Other Securities		62,727,968	1.4%

TOTAL UNITED ARAB EMIRATES		75,099,214	1.7%

UNITED KINGDOM — (0.1%)
Other Security		4,175,381	0.1%

UNITED STATES — (0.0%)
Other Security		1,398,665	0.0%

TOTAL COMMON STOCKS		4,317,612,655	98.6%

PREFERRED STOCKS — (1.1%)

BRAZIL — (1.1%)
Petroleo Brasileiro SA , 10.467%	2,952,047	20,340,975	0.5%
Other Securities		26,826,224	0.6%

TOTAL BRAZIL		47,167,199	1.1%

CHILE — (0.0%)
Other Security		566,774	0.0%

COLOMBIA — (0.0%)
Other Securities		426,021	0.0%

SOUTH KOREA — (0.0%)
Other Security		5,937	0.0%

TOTAL PREFERRED STOCKS		48,165,931	1.1%

27

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Security		$115	0.0%

KUWAIT — (0.0%)
Other Security		2,043	0.0%

SOUTH KOREA — (0.0%)
Other Securities		20,215	0.0%

TAIWAN — (0.0%)
Other Security		16,630	0.0%

TOTAL RIGHTS/WARRANTS		39,003	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,983,451,891)		4,365,817,589

		Value†
SECURITIES LENDING COLLATERAL — (0.9%)
@§ The DFA Short Term Investment Fund	3,587,676	41,498,653	0.9%

TOTAL INVESTMENTS—(100.0%) (Cost $3,024,951,072)		$4,407,316,242	100.6%

As of October 31, 2023, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	630	12/15/23	$30,915,005	$28,954,800	$(1,960,205)
S&P 500® E-Mini Index	9	12/15/23	1,944,443	1,895,513	(48,930)

Total Futures Contracts			$32,859,448	$30,850,313	$(2,009,135)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$171,677,833	—	—	$171,677,833
Chile	8,570,015	$11,990,401	—	20,560,416
China	146,289,624	985,902,347	—	1,132,191,971
Colombia	4,380,149	65,222	—	4,445,371
Czech Republic	—	8,439,885	—	8,439,885
Egypt	139,222	1,529,603	—	1,668,825
Greece	—	22,255,031	—	22,255,031
Hungary	—	13,109,685	—	13,109,685
India	31,954,623	712,196,875	$604,812	744,756,310
Indonesia	—	86,810,958	—	86,810,958
Kuwait	16,196,403	2,511,573	—	18,707,976
Malaysia	—	69,566,794	—	69,566,794

28

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Mexico	$105,823,887	—	—	$105,823,887
Peru	4,524,673	—	—	4,524,673
Philippines	—	$30,675,092	—	30,675,092
Poland	—	46,682,641	—	46,682,641
Qatar	—	37,728,967	—	37,728,967
Saudi Arabia	—	175,539,611	—	175,539,611
South Africa	15,175,175	110,551,646	—	125,726,821
South Korea	4,074,644	537,260,205	—	541,334,849
Taiwan	3,960,666	736,879,718	—	740,840,384
Thailand	86,922,062	8,466,263	—	95,388,325
Turkey	—	38,483,090	—	38,483,090
United Arab Emirates	—	75,099,214	—	75,099,214
United Kingdom	4,175,381	—	—	4,175,381
United States	—	1,398,665	—	1,398,665
Preferred Stocks
Brazil	47,167,199	—	—	47,167,199
Chile	—	566,774	—	566,774
Colombia	426,021	—	—	426,021
South Korea	—	5,937	—	5,937
Rights/Warrants
Brazil	—	115	—	115
Kuwait	—	2,043	—	2,043
South Korea	—	20,215	—	20,215
Taiwan	—	16,630	—	16,630
Securities Lending Collateral	—	41,498,653	—	41,498,653
Futures Contracts**	(2,009,135)	—	—	(2,009,135)

TOTAL	$649,448,442	$3,755,253,853	$604,812^	$4,405,307,107

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

29

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands)

The Emerging Markets Series*
ASSETS:
Investment Securities at Value (including $141,036 of securities on loan, respectively)	$4,365,818
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $41,499)	41,499
Segregated Cash for Futures Contracts	940
Foreign Currencies at Value	35,727
Cash	6,763
Receivables:
Investment Securities Sold	7,580
Dividends, Interest and Tax Reclaims	5,871
Securities Lending Income	354

Total Assets	4,464,552

LIABILITIES:
Payables:
Upon Return of Securities Loaned	41,562
Investment Securities Purchased	3,370
Due to Advisor	380
Futures Margin Variation	175
Unrealized Loss on Foreign Currency Contracts	9
Deferred Taxes Payable	39,486
Accrued Expenses and Other Liabilities	575

Total Liabilities	85,557

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$4,378,995

Investment Securities at Cost	$2,983,452

Foreign Currencies at Cost	$35,737

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

30

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

The Emerging Markets Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $20,183)	$153,689
Income from Securities Lending, Net	3,938

Total Investment Income	157,627

Expenses
Investment Management Fees	4,560
Accounting & Transfer Agent Fees	124
Custodian Fees	1,615
Shareholders’ Reports	24
Directors’/Trustees’ Fees & Expenses	34
Professional Fees	135
Other	132

Total Expenses	6,624

Fees Paid Indirectly (Note C)	340

Net Expenses	6,284

Net Investment Income (Loss)	151,343

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(74,176)
Affiliated Investment Companies Shares Sold	(7)
Futures	1,925
Foreign Currency Transactions	(1,157)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	447,867
Affiliated Investment Companies Shares	35
Futures	140
Translation of Foreign Currency-Denominated Amounts	(15)

Net Realized and Unrealized Gain (Loss)	374,612

Net Increase (Decrease) in Net Assets Resulting from Operations	$525,955

**	Net of foreign capital gain taxes withheld of $5,865.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

31

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$151,343	$169,766
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(74,176)	37,299
Affiliated Investment Companies Shares Sold	(7)	(29)
Futures	1,925	(15,196)
Foreign Currency Transactions	(1,157)	(2,541)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	447,867	(1,639,645)
Affiliated Investment Companies Shares	35	(47)
Futures	140	(1,197)
Translation of Foreign Currency-Denominated Amounts	(15)	8

Net Increase (Decrease) in Net Assets Resulting from Operations	525,955	(1,451,582)

Transactions in Interest:
Contributions	213,807	434,631
Withdrawals	(353,195)	(1,299,951)

Net Increase (Decrease) from Transactions in Interest	(139,388)	(865,320)

Total Increase (Decrease) in Net Assets	386,567	(2,316,902)
Net Assets
Beginning of Year	3,992,428	6,309,330

End of Year	$4,378,995	$3,992,428

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $5,865.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $4,922.

See accompanying Notes to Financial Statements.

32

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Total Return	13.27%	(25.79%)	22.22%	2.67%	11.40%

Net Assets, End of Year (thousands)	$4,378,995	$3,992,428	$6,309,330	$5,724,325	$6,034,162
Ratio of Expenses to Average Net Assets	0.14%	0.15%	0.15%	0.13%	0.14%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.15%	0.16%	0.15%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	3.32%	3.26%	2.42%	2.38%	3.04%
Portfolio Turnover Rate	14%	10%	19%	22%	9%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

33

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of (the “1940 Act”). The Trust consists of ten portfolios, one of which, The Emerging Markets Series (the “Series”), is presented in this section of the report. The remaining portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean between the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (“NYSE”). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities

34

exchanges and the pricing of the Series’ shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Series uses fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables are included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Series enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of

35

Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Series is subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2023, investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets for the Series.

Earned Income Credit:

Additionally, the Series has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of its custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Series’ net assets. During the year ended October 31, 2023, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
The Emerging Markets Series	$340

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2023, the total related amount paid by the Trust to the CCO was $35 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

36

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

The Emerging Markets Series	$60

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
The Emerging Markets Series	—	—	$657,873	$634,434

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$106,739	$566,549	$631,817	$(7)	$35	$41,499	3,588	$2,616	—

Total	$106,739	$566,549	$631,817	$(7)	$35	$41,499	3,588	$2,616	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The Emerging Markets Series	$3,096,658	$1,692,791	$(382,132)	$1,310,659

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

37

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objective and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Series may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amount in thousands):

Futures*
The Emerging Markets Series	$32,710

*	Average Notional Value of futures contracts.

38

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2023	Equity Contracts *,(1)
The Emerging Markets Series	$(2,009)	$(2,009)

(1)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The Emerging Markets Series	$1,925	$1,925

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The Emerging Markets Series	$140	$140

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

39

For the year ended October 31, 2023, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2023
The Emerging Markets Series	4.58%	$135	3	—	$213	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2023.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2023, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2023, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The Emerging Markets Series	$5,789	$2,816	$(1,384)

J. Securities Lending:

As of October 31, 2023, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
The Emerging Markets Series	$111,563

40

The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The Emerging Markets Series Common Stocks	$41,562	—	—	—	$41,562

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The

41

amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Series’ financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information:, including financial statements, will no longer appear in the Series’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Series until the 2024 annual shareholder reports, and will have no effect on the Series’ accounting policies or financial statements.

M. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The Emerging Markets Series (one of the series constituting The DFA Investment Trust Company, referred to hereafter as the “Series”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330-3000, www.pwc.com/us

43

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, a “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were two Strategy Committee meetings held during the fiscal year ended October 31, 2023.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held during the fiscal year ended October 31, 2023.

44

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

45

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/Trustee	Since 2021	Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).	157 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); formerly, Director, REAN Cloud (technology) (2015-2018); formerly, Director, FBR & Co. (investment banking) (2011- 2017); and formerly, Director, Brightwood Capital Advisors, L.P. (private equity) (2013- 2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	157 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	157 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	157 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).

46

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/Trustee	Since 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	157 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	157 portfolios in 5 investment companies	Director, (since 2000) and formerly, Audit Committee Chair (2019-2022) and Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee and Audit Committee member (since 2022), UBS Funds (3 investment companies within the fund complex) (12 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/Trustee	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	157 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017- July 2017).

47

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019); formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022).	157 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

48

Interested Directors/Trustees

The following interested Directors/Trustees are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director/Trustee Co-Chief Executive Officer	Director/ Trustee since 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017) and Dimensional ETF Trust (since 2020), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and the Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.	157 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director/Trustee Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director/ Trustee since 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director and Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer and Chief Investment Officer of Dimensional Holdings, LLC (since 2017); Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).	157 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DEM; DFAITC and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

49

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2019)

•  Dimensional ETF Trust (since 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Chairman (since 2018) of

•  Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President of

•  Dimensional Advisors Ltd. (since 2016)

•  Dimensional Hong Kong Limited (since 2016)

•  Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016 – 2021) of

•  Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016 – 2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

50

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

Executive Vice President (since January 2020) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Vice President (since 2020) of

•  DFA Australia Limited

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Ireland Limited

•  Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020 – June 2021) of

•  the DFA Fund Complex

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

Vice President (since March 2021) of

•  Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

•  Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 – 2020) and Treasurer (2003 – 2017) of

•  Lord Abbett Family of Funds

51

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) of

•  all the DFA Entities

Vice President (since 2020) of

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017 – 2019) of

•  all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

•  Dimensional Ireland Limited (since 2020)

Assistant Treasurer of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  the Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President (since January 2023) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Vice President (since April 2022) of

•  Dimensional Fund Advisors Canada ULC

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  Dimensional ETF Trust (since 2020)

General Counsel of

•  all the DFA Entities (since 2001)

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

52

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Investment LLC (since 2009)

•  DFA Canada LLC (since 2009)

•  Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Secretary of

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

•  DFA Securities LLC (since 2006)

•  Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  DFA Canada LLC (since 2009)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2014)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

•  Dimensional Hong Kong Limited

Director of

•  Dimensional Australia Limited (since 2007)

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

•  Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•  the DFA Fund Complex

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

53

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013 – 2020) of:

•  the DFA Fund Complex

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President (2013 – 2020) of:

•  the DFA Fund Complex

Formerly, Director (2019 – 2021) of:

•  Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•  Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Vice President of

•  DFA Securities LLC (since 2010)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

•  DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer (since 2020) of

•  the DFA Fund Complex

Vice President (since 2016) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer of

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan of

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

Vice President of

•  Dimensional Holdings Inc. (since 2016)

•  Dimensional Fund Advisors LP (since 2016)

•  Dimensional Investment LLC (since 2016)

•  DFA Securities LLC (since 2016)

•  Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

54

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at www.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at www.dimensional.com/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

55

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. The Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2023. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from the Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2023 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2023 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2023.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Emerging Markets Portfolio II	47%	—	53%	—	—	100%	—	46%	—	10%	86%	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

56

DFA103123-009A 00293588

Annual Report

Year Ended: October 31, 2023

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.

DFA Investment Dimensions Group Inc.

DFA One-Year Fixed Income Portfolio	DFA Targeted Credit Portfolio

DFA Two-Year Global Fixed Income Portfolio	DFA Global Core Plus Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio	DFA Investment Grade Portfolio

DFA Five-Year Global Fixed Income Portfolio	DFA Diversified Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio	DFA LTIP Portfolio

DFA Short-Term Government Portfolio	DFA Inflation-Protected Securities Portfolio

DFA Intermediate Government Fixed Income Portfolio	DFA Short-Duration Real Return Portfolio

DFA Short-Term Extended Quality Portfolio	DFA Global Core Plus Real Return Portfolio

DFA Intermediate-Term Extended Quality Portfolio

Dimensional Investment Group Inc.

DFA Two-Year Fixed Income Portfolio

DFA Two-Year Government Portfolio

December 2023

Dear Shareholder,

Dimensional has been working with financial professionals for more than 40 years to deliver better results for investors. Our commitment to understanding financial professionals’ needs and building solutions informed by empirical research and ongoing innovation has helped to transform the industry toward more transparent, data-driven investments.

We use the information contained in market prices to seek better returns and manage risk. Trusting markets means we take a less subjective, more systematic approach to investing—an approach we can implement consistently around the world and across asset classes. Investor needs, economic theory, and robust data guide our investment process, from conducting research, to designing portfolios, to considering when and how to trade.

What started with the launch of our first fund in 1981 still holds true today. Every dollar invested is backed by financial science and Dimensional’s commitment to providing an outstanding investment experience. On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of each Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Abbreviations

3M Swap	Three Month Swap
EURIBOR	Euro Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To be announced
USTMMR	U.S. Treasury Money Market Rate
AUD	Australian Dollars
CAD	Canadian Dollars
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollars
SEK	Swedish Krona
USD	United States Dollar

Investment Footnotes

†	See Note B to Financial Statements.
∞	Rates reflect the effective yields at purchase date.
#	Total or Partial Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2023.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
^	Denominated in USD, unless otherwise noted.
Δ	Zero Coupon Security.
±	Face Amount of security is not adjusted for inflation.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.
(C)	Non-Annualized
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
CPI	Consumer Price Index
ʊ	Commencement of Operations

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA One-Year Fixed Income Portfolio vs.

ICE BofA US 6-Month Treasury Bill Index,

ICE BofA 1-Year US Treasury Note Index

October 31, 2013-October 31, 2023

DFA Two-Year Global Fixed Income Portfolio vs.

FTSE World Government Bond Index, 1-2 Years, Currency-Hedged in USD Terms

October 31, 2013-October 31, 2023

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Selectively Hedged Global Fixed Income Portfolio vs.

FTSE World Government Bond Index,

1-3 Years, in USD Terms (Unhedged)

October 31, 2013-October 31, 2023

DFA Five-Year Global Fixed Income Portfolio vs.

FTSE World Government Bond Index,

1-5 Years, Currency-Hedged in USD Terms

October 31, 2013-October 31, 2023

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA World ex U.S. Government Fixed Income Portfolio vs.

FTSE Non-USD World Government Bond Index, Currency-Hedged in USD Terms

October 31, 2013-October 31, 2023

DFA Short-Term Government Portfolio vs.

ICE BofA 1-5 Year US Treasury & Agency Index

October 31, 2013-October 31, 2023

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Intermediate Government Fixed Income Portfolio vs. Bloomberg U.S. Government Bond Index October 31, 2013-October 31, 2023

DFA Short-Term Extended Quality Portfolio vs. ICE BofA 1-5 Year US Corporate & Government Index October 31, 2013-October 31, 2023

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Intermediate-Term Extended Quality Portfolio vs. Bloomberg U.S. Credit Bond Index October 31, 2013-October 31, 2023

DFA Targeted Credit Portfolio vs. Bloomberg Global Aggregate Credit Bond Index 1-5 Years (hedged to USD) May 20, 2015-October 31, 2023

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Global Core Plus Fixed Income Portfolio vs. Bloomberg Global Aggregate Bond Index (hedged to USD) January 11, 2018-October 31, 2023

DFA Investment Grade Portfolio vs. Bloomberg U.S. Aggregate Bond Index October 31, 2013-October 31, 2023

8

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Diversified Fixed Income Portfolio vs. Bloomberg U.S. Government Bond Index Intermediate August 10, 2016-October 31, 2023

DFA LTIP Portfolio - Institutional Class vs. FTSE US Inflation-Linked Securities Index, 20+ Years October 31, 2013-October 31, 2023

9

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Inflation-Protected Securities Portfolio vs. Bloomberg U.S. TIPS Index October 31, 2013-October 31, 2023

DFA Short Duration Real Return Portfolio vs. Bloomberg U.S. TIPS Index 1-5 Years November 5, 2013-October 31, 2023

10

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Global Core Plus Real Return Portfolio vs. Bloomberg Global Aggregate Bond Index (hedged to USD) April 26, 2021-October 31, 2023

11

MANAGEMENT’S DISCUSSION AND ANALYSIS

Fixed Income Market Review	12 Months Ended October 31, 2023

Bond yields generally increased in the U.S. during the 12 months ended October 31, 2023. Longer-term government bonds generally underperformed shorter-term government bonds for the period. Bond yields also generally increased across global developed markets, resulting in the general underperformance of longer-term government bonds across global developed markets as well.

Long-term bond indices generally underperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2023. For example, the Bloomberg Global Treasury Bond Index 1-3 Years (hedged to USD) returned 3.63%, while the Bloomberg Global Treasury Bond Index 10+ Years (hedged to USD) returned -4.02%. Within the U.S., the Bloomberg U.S. Treasury Bond Index 1-3 Years returned 2.89%, while the Bloomberg U.S. Treasury Bond Index 10+ Years returned -8.50%.

	October 31, 2022	October 31, 2023	Change
One-Month Treasury Bill (yield)	3.73%	5.56%	1.83%
Ten-Year U.S. Treasury Notes (yield)	4.10%	4.88%	0.78%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields.

During the period under review, within the taxable bond market, the ultrashort- and short-term Portfolios employing a variable maturity approach were generally positioned toward the shorter end of their eligible maturity ranges as short-term bonds generally exhibited higher expected returns, reflecting a generally flat to inverted ultrashort- to short-term segment of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach focused on a combination of short- and long-term securities as certain eligible yield curves were generally flat to inverted in their short-term segments but were slightly upwardly sloped in their intermediate- to long-term segments. Realized term premiums were negative during the period.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing higher expected credit premiums.

Credit spreads were relatively wide over the period, indicating larger expected credit premiums. As a result, the variable credit Portfolios generally maintained their allocations to single-A, BBB, and where allowable and appropriate, BB rated bonds during the period, but were generally below their maximum allowable weights. Realized credit premiums were positive, as corporate bonds outperformed their government bond counterparts. Both corporate and government bonds outperformed securitized bonds during the period.

12

For the tax-exempt market, Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration ranges, reflecting the relatively flat slope of eligible municipal curves during the period. Realized term premiums were mixed for municipal securities during the period, with intermediate-term municipal bonds generally underperforming shorter- and longer-term municipal bonds.

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio is designed to achieve a stable real return in excess of the rate of inflation by generally investing in high-quality fixed income securities and maintaining a weighted average portfolio maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was 0.21 year as of October 31, 2023, compared to 0.91 year as of October 31, 2022. The weighted average duration of the ICE BofA U.S. 6-Month Treasury Bill Index was 0.47 year as of October 31, 2023, compared to 0.47 year as of October 31, 2022. The weighted average duration of the ICE BofA 1-Year U.S. Treasury Note Index was 0.96 year as of October 31, 2023, compared to 0.97 year as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 4.84% for the Portfolio, 4.88% for the ICE BofA U.S. 6-Month Treasury Bill Index, and 4.07% for the ICE BofA 1-Year U.S. Treasury Note Index, the Portfolio’s benchmarks. At the beginning of the period, the U.S. Treasury yield curve was generally upwardly sloped along the Portfolio’s eligible maturity segment. However, during the period, the yield curve inverted, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased to the shorter end of its eligible range. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities with maturities longer than six-months detracted from performance relative to the ICE BofA U.S. 6-Month Treasury Bill Index, while the Portfolio’s allocation to securities with maturities shorter than one-year contributed positively to performance relative to the ICE BofA 1-Year U.S. Treasury Note Index.

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio is designed to maximize risk-adjusted total returns consistent with the preservation of capital by investing in U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years). The Portfolio also maintains an average portfolio maturity of two years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The weighted average duration of the Portfolio was 0.28 year as of October 31, 2023, compared to 1.35 years as of October 31, 2022. The weighted average duration of the benchmark was 1.43 years as of October 31, 2023, compared to 1.43 years as of October 31, 2022.

13

For the 12 months ended October 31, 2023, total returns were 4.61% for the Portfolio and 3.63% for the FTSE World Government Bond Index 1-2 Years (hedged to USD), the Portfolio’s benchmark. At the beginning of the period, eligible yield curves in global developed markets were generally upwardly sloped along the Portfolio’s eligible maturity segment. However, during the period, eligible yield curves inverted, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased to the shorter end of its eligible range. The Portfolio allocated to securities denominated in the Australian dollar, British pound, New Zealand dollar, Swedish krona, and U.S. dollar given higher currency hedged expected returns residing within these markets. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities denominated in the Australian dollar, British pound, Canadian dollar, euro, and U.S. dollar with maturities shorter than one-year contributed positively to relative performance. Furthermore, the Portfolio’s underweight to longer-term securities also contributed positively to relative performance.

DFA Selectively Hedged Global Fixed Income Portfolio

The DFA Selectively Hedged Global Fixed Income Portfolio is designed to maximize total returns by investing in U.S. and foreign government securities, investment grade corporate securities, and global fixed income instruments. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The Portfolio hedges foreign currency exposure on a selective basis to capture higher interest rates that may be offered in foreign yield curves. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves for each country. Using current yield curves, the strategy identifies the countries and maturity ranges offering favorable expected returns. Maturity targets and country allocations are shifted as expected return premiums change. The Portfolio may emphasize investment grade obligations rated in the lower half of the investment grade spectrum or may deemphasize these securities when Dimensional believes the expected credit premium for holding such securities is relatively low. The weighted average duration of the Portfolio was 0.81 year as of October 31, 2023, compared to 2.37 years as of October 31, 2022. The weighted average duration of the benchmark was 1.85 years as of October 31, 2023, compared to 1.84 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 5.60% for the Portfolio and 3.79% for the FTSE World Government Bond Index 1-3 Years (unhedged) in USD terms, the Portfolio’s benchmark. At the beginning of the period, eligible yield curves in global developed markets were generally upwardly sloped along the Portfolio’s eligible maturity segment, with higher expected returns generally residing within the zero-to two-year maturity segment. However, during the period, eligible yield curves inverted, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities with maturities shorter than one-year and underweight to securities in the one-to three-year maturity range, contributed positively to relative performance. Credit spreads were relatively wide during the period, indicating larger expected credit premiums. As such, the

14

Portfolio was generally near its maximum allocation to single-A and BBB rated corporate securities during the period. Realized credit premiums were generally positive during the period. As a result, the Portfolio’s allocation to corporate securities contributed positively to performance relative to the government benchmark. The Portfolio was fully hedged to the U.S. dollar during the period. The U.S. dollar generally depreciated relative to other developed market currencies such as the British pound and euro. As a result, the Portfolio’s hedge to the U.S. dollar detracted from performance relative to the unhedged benchmark.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities, high-quality corporate fixed income securities, and currency-hedged global fixed income instruments maturing in five years or less. The Portfolio also maintains an average portfolio maturity of five years or less. The currency exposure associated with non-U.S. dollar denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was 0.34 year as of October 31, 2023, compared to 1.94 years as of October 31, 2022. The weighted average duration of the benchmark was 2.65 years as of October 31, 2023, compared to 2.64 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 4.58% for the Portfolio and 2.96% for the FTSE World Government Bond Index 1-5 Years (hedged to USD), the Portfolio’s benchmark. At the beginning of the period, eligible yield curves in global developed markets were generally upwardly sloped along the Portfolio’s eligible maturity segment, with higher expected returns generally residing within the zero- to two-year maturity segment. However, during the period, eligible yield curves inverted, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased to the shorter end of its eligible range. The Portfolio allocated to securities denominated in the Australian dollar, British pound, euro, Swedish krona, and U.S. dollar given higher currency hedged expected returns residing within these markets. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities denominated in the Australian dollar, British pound, Canadian dollar, euro, and U.S. dollar with maturities shorter than one-year contributed positively to relative performance. Furthermore, the Portfolio’s underweight to longer-term securities, also contributed positively to relative performance.

DFA World ex U.S. Government Fixed Income Portfolio

The DFA World ex U.S. Government Fixed Income Portfolio is designed to maximize total returns by investing in high-quality debt securities issued primarily by non-U.S. government issuers and supranational organizations and their agencies. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio was 8.10 years as of October 31, 2023, compared to 8.81 years as of October 31, 2022. The weighted average duration of the benchmark was 7.87 years as of October 31, 2023, compared to 8.56 years as of October 31, 2022.

15

For the 12 months ended October 31, 2023, total returns were 0.45% for the Portfolio and 0.36% for the FTSE Non-USD World Government Bond Index (hedged to USD), the Portfolio’s benchmark. During the period, certain eligible yield curves in global developed markets were generally upwardly sloped, indicating larger expected term premiums. As such, the Portfolio maintained a duration similar to that of the benchmark during the period. Realized term premiums were generally negative during the period. As a result, the Portfolio’s exclusion of securities with maturities longer than 15-years contributed positively to relative performance. Conversely, the Portfolio’s underweight to short-term securities and overweight to intermediate-term securities denominated in the Australian dollar and British pound detracted from relative performance. The Portfolio’s exclusion of securities denominated in the Chinese yuan also detracted from relative performance as these securities generally outperformed the global developed markets during the period.

DFA Short-Term Government Portfolio

The DFA Short-Term Government Portfolio is designed to maximize risk-adjusted total returns by investing in U.S. government and U.S. government agency securities maturing in five years or less and maintains a weighted average portfolio maturity and duration of three years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was 0.13 year as of October 31, 2023, compared to 1.01 years as of October 31, 2022. The weighted average duration of the benchmark was 2.54 years as of October 31, 2023, compared to 2.52 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 4.84% for the Portfolio and 2.45% for the ICE BofA 1-5 Year U.S. Treasury and Agency Index, the Portfolio’s benchmark. At the beginning of the period, the U.S. Treasury yield curve was generally upwardly sloped along the zero- to two-year maturity segment and flat to inverted beyond two-years. However, during the period, the yield curve fully inverted along the Portfolio’s eligible maturity segment, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased to the shorter end of its eligible range. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities with maturities shorter than one-year, and underweight to longer-term securities, contributed positively to relative performance.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio is designed to provide current income consistent with the preservation of capital from investing generally in U.S. Treasury and government agency issues with maturities of between five and 15 years. The weighted average duration of the Portfolio was 5.70 years as of October 31, 2023, compared to 5.96 years as of October 31, 2022. The weighted average duration of the benchmark was 5.64 years as of October 31, 2023, compared to 5.86 years as of October 31, 2022.

16

For the 12 months ended October 31, 2023, total returns were -0.51% for the Portfolio and -0.55% for the Bloomberg U.S. Government Bond Index, the Portfolio’s benchmark. At the beginning of the period, the U.S. Treasury yield curve was generally upwardly sloped along the zero- to two-year maturity segment and flat to inverted beyond two-years. However, during the period, short-term interest rates increased more than longer-term interest rates, causing an inversion in the short- to intermediate-term segment of the yield curve. Realized term premiums were generally negative during the period. As a result, the Portfolio’s exclusion of securities with maturities longer than 15-years, and overweight to intermediate-term securities, contributed positively to relative performance. Conversely, the Portfolio’s underweight to securities with maturities shorter than three-years detracted from relative performance.

DFA Short-Term Extended Quality Portfolio

The DFA Short-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses both variable maturity and variable credit approaches and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio was 0.76 year as of October 31, 2023, compared to 2.31 years as of October 31, 2022. The weighted average duration of the benchmark was 2.55 years as of October 31, 2023, compared to 2.57 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 5.61% for the Portfolio and 3.03% for the ICE BofA 1-5 Year U.S. Corporate & Government Index, the Portfolio’s benchmark. At the beginning of the period, eligible yield curves in global developed markets were generally upwardly sloped along the Portfolio’s eligible maturity segment, with higher expected returns generally residing within the zero- to two-year maturity segment. However, during the period, eligible yield curves inverted, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased. The Portfolio allocated to securities denominated in the Australian dollar, British pound, Canadian dollar, euro, and U.S. dollar given higher currency hedged expected returns residing within these markets. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities with maturities shorter than one-year, and underweight to longer-term securities, contributed positively to relative performance. Credit spreads were relatively wide during the period, indicating larger expected credit premiums. As such, the Portfolio emphasized single-A and BBB rated corporate securities during the period. Realized credit premiums were generally positive during the period. As a result, the Portfolio’s overweight to single-A and BBB rated corporate securities, and underweight to government securities, contributed positively to relative performance.

17

DFA Intermediate-Term Extended Quality Portfolio

The DFA Intermediate-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses a variable credit approach and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 20 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio was 6.30 years as of October 31, 2023, compared to 6.86 years as of October 31, 2022. The weighted average duration of the benchmark was 6.41 years as of October 31, 2023, compared to 6.77 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 3.86% for the Portfolio and 2.69% for the Bloomberg U.S. Credit Bond Index, the Portfolio’s benchmark. During the period, certain eligible credit yield curves in global developed markets were generally upwardly sloped in their intermediate- to long-term segments and credit spreads were relatively wide. Thus, within the Portfolio’s eligible universe, intermediate-term corporate securities generally exhibited higher expected returns. As such, the Portfolio was underweight to short-term securities and overweight intermediate-term corporate securities relative to the benchmark but maintained a duration similar to that of the benchmark during the period. The Portfolio allocated to securities denominated in the Australian dollar, British pound, euro, and U.S. dollar given higher currency hedged expected returns residing within these markets. Realized term premiums were generally negative, while realized credit premiums were generally positive during the period. As a result, the Portfolio’s exclusion of securities with maturities longer than 20-years, and overweight to intermediate-term corporate securities, contributed positively to relative performance. Conversely, the Portfolio’s underweight to securities with maturities shorter than three-years detracted from relative performance.

DFA Targeted Credit Portfolio

The DFA Targeted Credit Portfolio seeks to maximize total returns by investing in U.S. and foreign corporate debt securities rated in the lower half of the investment grade spectrum as well as BB rated securities that mature within five years. The Portfolio also maintains a weighted average maturity and duration of five years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional’s expectations for term premiums. While the Portfolio targets debt securities rated single-A, BBB, and BB, it may vary its exposure to credit within this range. The weighted average duration of the Portfolio was 1.54 years as of October 31, 2023, compared to 2.74 years as of October 31, 2022. The weighted average duration of the benchmark was 2.55 years as of October 31, 2023, compared to 2.57 years as of October 31, 2022.

18

For the 12 months ended October 31, 2023, total returns were 5.59% for the Portfolio and 4.73% for the Bloomberg Global Aggregate Credit Bond Index 1-5 Years (hedged to USD), the Portfolio’s benchmark. At the beginning of the period, eligible yield curves in global developed markets were generally upwardly sloped along the Portfolio’s eligible maturity segment, with higher expected returns generally residing within the zero- to two-year maturity segment. However, during the period, eligible yield curves inverted, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities with maturities shorter than one-year and underweight to securities in the four- to five-year maturity range, contributed positively to relative performance. Credit spreads were relatively wide during the period, indicating larger expected credit premiums. As such, the Portfolio emphasized single-A, BBB, and BB rated corporate securities during the period. Realized credit premiums were generally positive during the period. As a result, the Portfolio’s overweight to BBB rated corporate securities and allocation to BB rated corporate securities contributed positively to relative performance. The Portfolio’s overweight to corporate securities denominated in the euro also contributed positively to relative performance as these securities generally outperformed within the global developed markets during the period.

DFA Global Core Plus Fixed Income Portfolio

The DFA Global Core Plus Fixed Income Portfolio is designed to maximize total returns by investing in a universe of U.S. and foreign fixed income securities using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, as well as BB-rated securities, except when Dimensional believes the expected credit premium is relatively low. The Portfolio follows a variable maturity strategy within a range of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio was 6.57 years as of October 31, 2023, compared to 7.23 years as of October 31, 2022. The weighted average duration of the benchmark was 6.46 years as of October 31, 2023, compared to 6.70 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 3.79% for the Portfolio and 1.72% for the Bloomberg Global Aggregate Bond Index (hedged to USD), the Portfolio’s benchmark. Credit spreads were relatively wide during the period, indicating larger expected credit premiums. As such, the Portfolio emphasized single-A, BBB, and BB rated corporate securities during the period. Realized credit premiums were generally positive during the period. As a result, the Portfolio’s overweight to single-A and BBB rated corporate securities, and inclusion of BB rated corporate securities, contributed positively to relative performance. During the period, eligible yield curves in global developed markets flattened, indicating smaller expected term premiums. As such, the Portfolio increased its allocation to short-term securities during the period but was still overweight intermediate-term securities relative to the benchmark. Realized term premiums were generally negative during the period. As a result, the Portfolio’s underweight to securities with maturities longer than 20-years, and overweight to intermediate-term securities, contributed positively to relative performance.

19

DFA Investment Grade Portfolio

The DFA Investment Grade Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 20 years and follows a variable maturity strategy within a range of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio was 5.29 years as of October 31, 2023, compared to 6.12 years as of October 31, 2022. The weighted average duration of the benchmark was 6.04 years as of October 31, 2023, compared to 6.11 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 2.43% for the Portfolio and 0.36% for the Bloomberg U.S. Aggregate Bond Index, the Portfolio’s benchmark. During the period, the U.S. yield curve was generally flat to inverted in the short- to intermediate-term maturity segment, indicating smaller expected term premiums. As such, the Portfolio increased its allocation to short-term securities and had a weighted average duration that was shorter than the benchmark over the full period. Realized term premiums were generally negative during the period. As a result, the Portfolio’s exclusion of securities with maturities longer than 20-years, and allocation to securities with maturities shorter than one-year, contributed positively to relative performance. Credit spreads were relatively wide during the period, indicating larger expected credit premiums. As such, the Portfolio emphasized single-A and BBB rated corporate securities during the period. Realized credit premiums were generally positive during the period. As a result, the Portfolio’s overweight to single-A and BBB rated corporate securities contributed positively to relative performance. The Portfolio’s exclusion of securitized securities also contributed positively to relatively performance, as these securities underperformed corporate and government securities during the period.

DFA Diversified Fixed Income Portfolio

The DFA Diversified Fixed Income Portfolio is designed to provide a market rate of return for a fixed income portfolio with low relative volatility by investing directly or through other funds managed by Dimensional (“Underlying Funds”) in a universe of U.S. and foreign debt securities, including inflation-protected securities. During the period covered by this report, the Portfolio’s investments in Underlying Funds included the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio. Generally, the Portfolio or the Underlying Funds will purchase debt securities that mature within 20 years. The weighted average duration of the Portfolio was 3.07 years as of October 31, 2023, compared to 3.67 years as of October 31, 2022. The weighted average duration of the benchmark was 3.62 years as of October 31, 2023, compared to 3.71 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 1.97% for the Portfolio and 1.46% for the Bloomberg U.S. Intermediate Government Bond Index, the Portfolio’s benchmark. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities with maturities shorter than one-year, and underweight to intermediate-term securities, contributed positively to relative performance. Realized inflation was higher than expected inflation during the period. As a result, the Portfolio’s allocation to inflation-protected securities relative to the nominal benchmark also contributed positively to relative performance.

20

DFA LTIP Portfolio

The DFA LTIP Portfolio seeks to provide total return composed of income and capital appreciation consistent with inflation-protected long-term instruments. The Portfolio generally invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities longer than 10 years. The weighted average duration of the Portfolio was 25.62 years as of October 31, 2023, compared to 26.27 years as of October 31, 2022. The weighted average duration of the benchmark was 20.97 years as of October 31, 2023, compared to 21.63 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were -14.47% for the Portfolio and - 11.25% for the FTSE U.S. Inflation-Linked Securities Index 20+ Years, the Portfolio’s benchmark. Real interest rates increased during the period. As such, the Portfolio’s longer duration detracted from relative performance, as realized real term premiums were generally negative in the U.S. Treasury Inflation-Protected Securities market.

DFA Inflation-Protected Securities Portfolio

The DFA Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing in inflation-protected securities (TIPS) issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The weighted average duration of the Portfolio was 6.70 years as of October 31, 2023, compared to 6.90 years as of October 31, 2022. The weighted average duration of the benchmark was 6.44 years as of October 31, 2023, compared to 6.67 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were -0.54% for the Portfolio and -0.72% for the Bloomberg U.S. TIPS Index, the Portfolio’s benchmark. Real interest rates increased during the period and long-term TIPS underperformed short-term TIPS. As a result, the Portfolio’s exclusion of TIPS with maturities longer than 20-years contributed positively to relative performance. Conversely, the Portfolio’s underweight to short-term TIPS and overweight to intermediate-term TIPS detracted from relative performance.

DFA Short-Duration Real Return Portfolio

The DFA Short-Duration Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities and inflation-protected securities that mature within five years, and derivative instruments such as inflation swaps. The Portfolio maintains a weighted average portfolio duration of three years or less. The weighted average duration of the Portfolio was 0.93 year as of October 31, 2023, compared to 2.68 years as of October 31, 2022. The weighted average duration of the benchmark was 2.88 years as of October 31, 2023, compared to 2.82 years as of October 31, 2022.

21

For the 12 months ended October 31, 2023, total returns were 5.38% for the Portfolio and 2.15% for the Bloomberg U.S. TIPS 1-5 Years Index, the Portfolio’s benchmark. During the period, the U.S. real yield curve was generally flat or inverted along the Portfolio’s eligible maturity range, indicating smaller expected real term premiums. As such, the Portfolio’s duration was decreased and was shorter than that of the benchmark during the period. Realized real term premiums were generally negative during the period. As a result, the Portfolio’s shorter weighted average duration contributed positively to relative performance. Realized credit premiums were generally positive during the period. As a result, the Portfolio’s allocation to corporate securities also contributed positively to performance relative to the TIPS-only benchmark.

DFA Global Core Plus Real Return Portfolio

The DFA Global Core Plus Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities, BB rated securities, inflation-protected securities, and derivative instruments such as inflation swaps. The portfolio follows a variable maturity strategy within a range of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio was 6.63 years as of October 31, 2023, compared to 7.48 years as of October 31, 2022. The weighted average duration of the benchmark was 6.46 years as of October 31, 2023, compared to 6.70 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 3.14% for the Portfolio and 1.72% for the Bloomberg Global Aggregate Bond Index (hedged to USD), the Portfolio’s benchmark. Credit spreads were relatively wide during the period, indicating larger expected credit premiums. As such, the Portfolio emphasized single-A, BBB, and BB rated corporate securities during the period. Realized credit premiums were generally positive during the period. As a result, the Portfolio’s overweight to single-A and BBB rated corporate securities, and inclusion of BB rated corporate securities, contributed positively to relative performance. During the period, eligible yield curves in global developed markets flattened, indicating smaller expected term premiums. As such, the Portfolio increased its allocation to short-term securities during the period but was still overweight intermediate-term securities relative to the benchmark. Realized term premiums were generally negative during the period. As a result, the Portfolio’s underweight to securities with maturities longer than 20-years, and overweight to intermediate-term securities, contributed positively to relative performance. The Portfolio’s zero-coupon inflation swaps, designed for protection from unexpected inflation, detracted from relative performance as breakeven inflation rates decreased during the period. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component.

22

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLES

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA One-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,025.40	0.13%	$0.66
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66
DFA Two-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,023.20	0.17%	$0.87
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

23

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Selectively Hedged Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,018.60	0.16%	$0.81
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82
DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,022.50	0.22%	$1.12
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
DFA World ex U.S. Government Fixed Income Portfolio
Actual Fund Return	$1,000.00	$977.00	0.20%	$1.00
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02
DFA Short-Term Government Portfolio
Actual Fund Return	$1,000.00	$1,024.80	0.18%	$0.92
Hypothetical 5% Annual Return	$1,000.00	$1,024.30	0.18%	$0.92
DFA Intermediate Government Fixed Income Portfolio
Actual Fund Return	$1,000.00	$938.60	0.12%	$0.59
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61
DFA Short-Term Extended Quality Portfolio
Actual Fund Return	$1,000.00	$1,017.90	0.20%	$1.02
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02
DFA Intermediate-Term Extended Quality Portfolio
Actual Fund Return	$1,000.00	$949.10	0.21%	$1.03
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07
DFA Targeted Credit Portfolio
Actual Fund Return	$1,000.00	$1,014.50	0.20%	$1.02
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02
DFA Global Core Plus Fixed Income Portfolio
Actual Fund Return	$1,000.00	$965.90	0.24%	$1.19
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22
DFA Investment Grade Portfolio
Actual Fund Return	$1,000.00	$953.40	0.20%	$0.98
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02
DFA Diversified Fixed Income Portfolio (2)
Actual Fund Return	$1,000.00	$980.30	0.15%	$0.75
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

24

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA LTIP Portfolio
Actual Fund Return	$1,000.00	$788.00	0.13%	$0.59
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66
DFA Inflation-Protected Securities Portfolio
Actual Fund Return	$1,000.00	$947.70	0.11%	$0.54
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56
DFA Short-Duration Real Return Portfolio
Actual Fund Return	$1,000.00	$1,021.40	0.22%	$1.12
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
DFA Global Core Plus Real Return Portfolio
Actual Fund Return	$1,000.00	$977.40	0.28%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

DFA Diversified Fixed Income Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the Portfolio and the Portfolio’s portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

25

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2023 (October 19, 2023 with respect to DFA Global Core Plus Real Return Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Short-Term Government Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA One-Year Fixed Income Portfolio, DFA Intermediate-Term Extended Quality Portfolio, and DFA Short-Term Extended Quality and DFA Short-Term Extended Quality Portfolio). They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

DFA One-Year Fixed Income Portfolio
Communications	1.4%
Consumer, Cyclical	36.3%
Consumer, Non-cyclical	1.9%
Financials	14.0%
Foreign Government	12.3%
Supranational	5.4%
U.S. Government	28.7%

100.0%

DFA Two-Year Global Fixed Income Portfolio
Communications	1.3%
Consumer, Cyclical	12.6%
Consumer, Non-cyclical	1.7%
Energy	1.0%
Financials	30.3%
Foreign Government	23.9%
Industrials	0.2%
Supranational	11.1%
Technology	0.1%
U.S. Government	17.8%

100.0%

DFA Selectively Hedged Global Fixed Income Portfolio
Basic Materials	2.8%
Communications	4.9%
Consumer, Cyclical	6.2%
Consumer, Non-cyclical	5.6%
Energy	3.7%
Financials	47.9%
Foreign Government	5.1%
Industrials	5.9%
Supranational	0.9%
Technology	1.0%
U.S. Government	11.5%
Utilities	4.5%

100.0%

DFA Five-Year Global Fixed Income Portfolio
Communications	1.4%
Consumer, Cyclical	7.7%
Consumer, Non-cyclical	1.4%
Energy	0.9%
Financials	42.0%
Foreign Government	26.2%
Industrials	1.3%
Supranational	9.2%
Technology	0.2%
U.S. Government	9.7%

100.0%

DFA World ex U.S. Government Fixed Income Portfolio
Energy	2.4%
Financials	15.9%
Foreign Government	61.2%
Industrials	5.3%
Supranational	11.4%
U.S. Government	3.8%

100.0%

DFA Short-Term Government Portfolio
U.S. Government	100.0%

100.0%

26

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DFA Intermediate Government Fixed Income Portfolio
U.S. Government	100.0%

100.0%

DFA Short-Term Extended Quality Portfolio
Basic Materials	2.2%
Communications	3.9%
Consumer, Cyclical	5.9%
Consumer, Non-cyclical	6.1%
Energy	3.8%
Financials	53.5%
Foreign Government	2.9%
Industrials	4.3%
Supranational	1.7%
Technology	1.3%
U.S. Government	10.3%
Utilities	4.1%

100.0%

DFA Intermediate-Term Extended Quality Portfolio
Basic Materials	6.2%
Communications	5.6%
Consumer, Cyclical	7.9%
Consumer, Non-cyclical	10.5%
Energy	7.2%
Financials	36.2%
Foreign Government	1.6%
Industrials	8.2%
Supranational	1.3%
Technology	6.3%
U.S. Government	5.1%
Utilities	3.9%

100.0%

DFA Targeted Credit Portfolio
Basic Materials	4.6%
Communications	3.6%
Consumer, Cyclical	11.6%
Consumer, Non-cyclical	13.5%
Energy	2.9%
Financials	39.0%
Foreign Government	0.2%
Industrials	9.5%
Technology	3.8%
U.S. Government	5.4%
Utilities	5.9%

100.0%

DFA Global Core Plus Fixed Income Portfolio
Basic Materials	3.9%
Communications	4.9%
Consumer, Cyclical	7.8%
Consumer, Non-cyclical	8.5%
Energy	4.5%
Financials	30.3%
Foreign Government	10.4%
Industrials	5.6%
Mortgage Securities	8.8%
Supranational	2.2%
Technology	5.2%
U.S. Government	5.1%
Utilities	2.8%

100.0%

DFA Investment Grade Portfolio
Basic Materials	1.5%
Communications	3.4%
Consumer, Cyclical	4.7%
Consumer, Non-cyclical	8.8%
Energy	3.3%
Financials	24.2%
Foreign Government	1.7%
Industrials	4.0%
Supranational	0.8%
Technology	3.1%
U.S. Government	42.5%
Utilities	2.0%

100.0%

DFA Diversified Fixed Income Portfolio
Affiliated Investment Companies	80.5%
U.S. Government	19.5%

100.0%

DFA LTIP Portfolio
U.S. Government	100.0%

100.0%

DFA Inflation-Protected Securities Portfolio
U.S. Government	100.0%

100.0%

DFA Short-Duration Real Return Portfolio
Basic Materials	2.1%
Communications	2.4%
Consumer, Cyclical	5.7%
Consumer, Non-cyclical	6.0%
Energy	3.4%
Financials	58.9%
Foreign Government	3.2%
Industrials	3.7%
Supranational	2.6%
Technology	2.5%
U.S. Government	6.6%
Utilities	2.9%

100.0%

DFA Global Core Plus Real Return Portfolio
Basic Materials	3.1%
Communications	4.5%
Consumer, Cyclical	7.9%
Consumer, Non-cyclical	5.9%
Energy	4.3%
Financials	35.1%
Foreign Government	10.4%
Industrials	5.9%
Mortgage Securities	9.1%
Supranational	1.6%
Technology	3.2%
U.S. Government	4.7%
Utilities	4.3%

100.0%

27

DFA ONE-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

		Face
		Amount	Value†
		(000)
AGENCY OBLIGATIONS — (0.3%)
Federal Home Loan Bank Discount Notes
∞	5.576%, 02/26/24	13,000	$12,785,207
BONDS — (34.6%)
Agence Francaise de Developpement EPIC
	3.125%, 06/30/24	97,200	95,503,026
Amazon.com, Inc.
#	2.730%, 04/13/24	57,205	56,449,467
	0.450%, 05/12/24	6,490	6,318,342
Asian Development Bank
#	1.625%, 03/15/24	88,600	87,316,981
Australia & New Zealand Banking Group Ltd., Floating Rate Note, SOFR + 0.750%, FRN
(r)Ω	6.095%, 07/03/25	19,780	19,831,963
Caisse d’Amortissement de la Dette Sociale
	3.375%, 03/20/24	5,795	5,743,886
	0.375%, 05/27/24	45,880	44,515,278
CDP Financial, Inc., Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.741%, 05/19/25	41,250	41,253,621
Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.744%, 07/07/25	21,999	21,928,710
Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.630%, FRN
(r)Ω	5.974%, 09/12/25	5,656	5,657,860
Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.740%, FRN
(r)Ω	6.084%, 03/14/25	6,500	6,518,915
(r)	6.084%, 03/14/25	16,247	16,294,279
Cooperatieve Rabobank UA, Floating Rate Note, SOFR + 0.300%, FRN
(r)	5.645%, 01/12/24	90,475	90,468,667

		Face
		Amount	Value†
		(000)
	Cooperatieve Rabobank UA, Floating Rate Note, SOFR + 0.700%, FRN
(r)	6.045%, 07/18/25	31,807	$31,855,029
	CPPIB Capital, Inc.
Ω	3.000%, 06/13/24	17,344	17,054,243
	Erste Abwicklungsanstalt
	0.250%, 03/01/24	4,000	3,928,800
	Export Development Canada
#	2.625%, 02/21/24	11,175	11,072,910
	0.496%, 04/08/24	11,400	11,143,709
	FMS Wertmanagement
	0.375%, 05/06/24	13,800	13,435,442
	Inter-American Development Bank
	0.250%, 11/15/23	52,700	52,594,191
	2.625%, 01/16/24	10,000	9,938,526
#	3.000%, 02/21/24	13,917	13,807,222
	Inter-American Investment Corp., Floating Rate Note, SOFR + 0.270%, FRN
(r)	5.614%, 03/22/24	75,000	74,998,872
	Kommunalbanken AS
	0.250%, 12/08/23	1,800	1,790,985
	2.750%, 02/05/24	33,400	33,148,985
	Kommunekredit
	1.000%, 12/15/23	9,000	8,951,299
	Kommuninvest I Sverige AB
	3.250%, 01/16/24	21,302	21,197,045
	0.375%, 02/16/24	12,600	12,409,504
Ω	0.375%, 02/16/24	33,000	32,501,163
	1.375%, 05/08/24	11,750	11,488,001
	Kreditanstalt fuer Wiederaufbau
	0.250%, 03/08/24	11,662	11,448,213
	Kuntarahoitus OYJ
	2.500%, 11/15/23	8,322	8,312,680
	Landeskreditbank Baden-Wuerttemberg Foerderbank
	0.250%, 02/12/24	55,500	54,669,316
	Landwirtschaftliche Rentenbank
#	3.125%, 11/14/23	3,300	3,297,393
	2.375%, 01/23/24	19,000	18,860,198
	National Australia Bank Ltd.
#	5.132%, 11/22/24	14,475	14,395,403

28

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount	Value†
		(000)
National Australia Bank Ltd., Floating Rate Note, SOFR + 0.760%, FRN
(r)Ω	6.101%, 05/13/25	11,110	$11,142,759
Nordea Bank Abp
#Ω	0.625%, 05/24/24	17,000	16,495,950
Oesterreichische Kontrollbank AG
	3.125%, 11/07/23	404	403,862
OMERS Finance Trust
	2.500%, 05/02/24	10,000	9,838,978
Province of Alberta Canada
	3.350%, 11/01/23	47,013	47,013,000
#	2.950%, 01/23/24	80,347	79,844,615
Province of Ontario Canada
	3.050%, 01/29/24	125,100	124,304,635
Province of Quebec Canada
	2.500%, 04/09/24	15,715	15,496,713
Roche Holdings, Inc.
#Ω	1.882%, 03/08/24	83,000	81,883,555
Svensk Exportkredit AB
	0.500%, 11/10/23	36,585	36,544,722
#	1.750%, 12/12/23	32,519	32,383,376
	0.375%, 03/11/24	6,000	5,887,472
Svenska Handelsbanken AB
	3.900%, 11/20/23	2,933	2,929,606
#Ω	0.550%, 06/11/24	12,750	12,347,250
Westpac Banking Corp.
#	3.300%, 02/26/24	14,350	14,230,756
	5.350%, 10/18/24	88,450	88,108,732

TOTAL BONDS			1,548,956,105

U.S. TREASURY OBLIGATIONS — (28.1%)
U.S. Treasury Notes
	0.250%, 11/15/23	207,500	207,097,446
	0.500%, 11/30/23	92,000	91,644,564
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.125%, FRN
(r)	5.523%, 07/31/25	240,000	239,960,556
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.169%, FRN
(r)	5.567%, 04/30/25	224,000	224,222,396
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.170%, FRN
(r)	5.568%, 10/31/25	145,000	145,017,925

		Face
		Amount	Value†
		(000)
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.200%, FRN
#(r)	5.598%, 01/31/25	352,500	$353,092,055

TOTAL U.S. TREASURY OBLIGATIONS			1,261,034,942

COMMERCIAL PAPER — (36.0%)
Australia & New Zealand Banking Group Ltd.
Ω	5.658%, 11/08/23	10,000	9,988,174
Ω	5.725%, 12/12/23	3,850	3,825,817
Ω	5.560%, 01/08/24	29,350	29,048,140
Ω	5.863%, 02/20/24	49,000	48,166,058
Ω	5.873%, 02/20/24	16,500	16,219,183
Bank of Montreal
	5.540%, 01/18/24	10,000	9,879,130
	5.580%, 01/19/24	50,000	49,387,778
	5.580%, 02/07/24	25,000	24,619,194
	5.610%, 02/12/24	50,000	49,199,200
Caisse des Depots et Consignations
Ω	5.720%, 03/12/24	50,000	48,977,304
Ω	5.455%, 03/21/24	75,000	73,357,356
Canadian Imperial Bank of Commerce
Ω	5.746%, 01/05/24	10,000	9,902,206
Ω	5.480%, 01/09/24	50,000	49,479,310
Ω	5.540%, 12/01/23	25,000	24,885,756
Ω	5.770%, 01/18/24	25,000	24,703,533
CDP Financial, Inc.
Ω	5.550%, 03/11/24	10,000	9,797,065
Ω	5.745%, 03/27/24	30,000	29,313,847
Cooperatieve Rabobank UA
	5.540%, 02/15/24	15,000	14,757,841
DNB Bank ASA
Ω	5.520%, 01/03/24	15,000	14,858,247
Ω	5.693%, 12/07/23	25,000	24,864,464
Ω	5.540%, 01/10/24	50,000	49,473,439
Ω	5.540%, 01/19/24	25,000	24,701,630
Ω	5.570%, 01/31/24	25,000	24,654,459
Export Development Canada
	5.716%, 01/17/24	15,000	14,824,110
	5.400%, 03/04/24	30,000	29,433,333
FMS Wertmanagement
Ω	5.520%, 02/08/24	2,500	2,462,306
Kreditanstalt fuer Wiederaufbau
Ω	5.729%, 03/12/24	9,000	8,817,646
Ω	5.737%, 04/05/24	45,650	44,556,560

29

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount	Value†
		(000)
Ω	0.017%, 01/01/99	27,750	$27,012,581
LVMH Moet Hennessy Louis Vuitton SE
Ω	5.460%, 02/06/24	14,000	13,793,692
Ω	5.520%, 03/18/24	40,000	39,153,387
Ω	5.785%, 05/20/24	25,500	24,707,671
Ω	5.774%, 05/22/24	33,900	32,836,458
Ω	5.788%, 05/23/24	15,500	15,011,386
National Securities Clearing Corp.
Ω	5.460%, 02/01/24	53,990	53,227,718
Ω	5.739%, 04/22/24	26,000	25,295,085
Ω	0.017%, 01/01/99	12,000	11,659,134
Ω	0.019%, 01/01/99	40,000	38,802,773
NRW Bank
Ω	5.777%, 03/06/24	50,000	49,025,392
Ω	5.550%, 03/07/24	50,000	49,017,837
Ω	5.753%, 03/18/24	32,500	31,807,651
Oesterreichische Kontrollbank AG
	5.641%, 01/22/24	16,000	15,800,407
	5.659%, 02/12/24	73,500	72,343,802
	5.736%, 04/05/24	24,500	23,904,929
	5.715%, 04/05/24	14,000	13,659,959
PSP Capital, Inc.
Ω	5.692%, 02/15/24	50,000	49,193,864
Ω	5.761%, 04/02/24	14,000	13,668,571
Ω	5.680%, 04/15/24	14,000	13,639,102
Royal Bank of Canada
	5.530%, 02/20/24	25,000	24,572,290
Ω	5.520%, 02/08/24	15,000	14,771,750

		Face
		Amount	Value†
		(000)
	5.820%, 03/06/24	25,000	$24,512,673
Toronto-Dominion Bank
Ω	5.733%, 01/17/24	35,200	34,783,660
Ω	5.480%, 11/27/23	30,000	29,880,990
United Overseas Bank Ltd.
Ω	5.600%, 02/27/24	10,000	9,812,225
Ω	5.624%, 11/06/23	25,000	24,977,803
Ω	5.628%, 11/21/23	69,750	69,532,159

TOTAL COMMERCIAL PAPER (Cost $1,610,752,823)			1,610,558,035

TOTAL INVESTMENT SECURITIES (Cost $4,441,786,304)			4,433,334,289

		Shares
TEMPORARY CASH INVESTMENTS — (0.4%)
State Street Institutional U.S. Government Money Market Fund 5.300%		18,634,214	18,634,214

SECURITIES LENDING COLLATERAL — (0.6%)
@§	The DFA Short Term Investment Fund	2,435,238	28,168,401

TOTAL INVESTMENTS — (100.0%) (Cost $4,488,588,919)			$4,480,136,904

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$12,785,207	—	$12,785,207
Bonds	—	1,548,956,105	—	1,548,956,105
U.S. Treasury Obligations	—	1,261,034,942	—	1,261,034,942
Commercial Paper	—	1,610,558,035	—	1,610,558,035
Temporary Cash Investments	$18,634,214	—	—	18,634,214
Securities Lending Collateral	—	28,168,401	—	28,168,401

TOTAL	$18,634,214	$4,461,502,690	—	$4,480,136,904

See accompanying Notes to Financial Statements.

30

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face
			Amount^	Value†
			(000)
BONDS — (57.5%)
AUSTRALIA — (6.6%)
Australia & New Zealand Banking Group Ltd., Floating Rate Note,
(r)Ω	SOFR + 0.750%, FRN, 6.095%, 07/03/25		19,780	$19,831,963
(r)	3M Swap + 0.920%, FRN, 5.110%, 11/04/25	AUD	10,000	6,371,136
Commonwealth Bank of Australia 4.200%, 08/18/25		AUD	7,000	4,362,226
Commonwealth Bank of Australia, Floating Rate Note,
(r)	3M Swap + 1.130%, FRN, 5.270%, 01/11/24	AUD	37,100	23,560,697
Commonwealth Bank of Australia. SOFR + 0.740%, FRN,
(r),(r)Ω	6.084%, 03/14/25		15,861	15,907,156
(r)Ω	SOFR + 0.400%, FRN, 5.744%, 07/07/25		23,933	23,856,530
(r)	3M Swap + 0.800%, FRN, 4.950%, 08/18/25	AUD	1,500	953,678
(r)	3M Swap + 0.900%, FRN, 5.054%, 01/13/26	AUD	3,500	2,227,373
National Australia Bank Ltd.
	0.250%, 05/20/24	EUR	992	1,027,837
(r)	3M Swap + 0.410%, FRN, 4.547%, 08/24/26	AUD	4,000	2,512,920
National Australia Bank Ltd., Floating Rate Note,
(r)	3M Swap + 1.040%, FRN, 5.175%, 02/26/24	AUD	7,000	4,449,353
(r)Ω	SOFR + 0.380%, FRN, 5.725%, 01/12/25		11,248	11,213,889
(r)	3M Swap + 0.770%, FRN, 4.980%, 01/21/25	AUD	14,900	9,474,540
(r)Ω	SOFR + 0.760%, FRN, 6.101%, 05/13/25		11,110	11,142,759
(r)	3M Swap + 0.920%, FRN, 5.057%, 11/25/25	AUD	23,500	14,969,970

			Face
			Amount^	Value†
			(000)
AUSTRALIA — (Continued)
(r)	3M Swap + 0.780%, FRN, 4.948%, 05/12/26	AUD	13,750	$8,722,191
	New South Wales Treasury Corp.
	5.000%, 08/20/24	AUD	8,000	5,092,611
	Queensland Treasury Corp.
	5.750%, 07/22/24	AUD	50,300	32,174,539
	Treasury Corp. of Victoria
	5.500%, 12/17/24	AUD	33,700	21,579,906
	Western Australian Treasury Corp.
	2.500%, 07/23/24	AUD	7,200	4,502,146
	Westpac Banking Corp.
	3.250%, 11/16/23	AUD	4,000	2,536,156
	2.700%, 03/17/25	AUD	4,200	2,577,557
	3.900%, 08/11/25	AUD	10,000	6,197,408
	Westpac Banking Corp., Floating Rate Note,
(r)	3M Swap + 0.950%, FRN, 5.104%, 11/16/23	AUD	10,000	6,344,907
(r)	3M Swap + 0.500%, FRN, 4.621%, 12/08/23	AUD	20,000	12,687,739
(r)	3M Swap + 0.690%, FRN, 4.809%, 03/17/25	AUD	19,300	12,256,583
(r)	3M Swap + 0.800%, FRN, 4.968%, 08/11/25	AUD	33,500	21,297,032
(r)	SOFR + 1.000%, FRN, 6.342%, 08/26/25		4,500	4,531,230
(r)	3M Swap + 0.750%, FRN, 4.904%, 02/16/26	AUD	13,500	8,565,352

	TOTAL AUSTRALIA			300,927,384

AUSTRIA — (0.0%)
	Oesterreichische Kontrollbank AG
	1.250%, 12/15/23	GBP	1,600	1,934,976

BELGIUM — (0.8%)
	Dexia Credit Local SA
	1.625%, 12/08/23	GBP	5,000	6,053,302
	0.625%, 02/03/24	EUR	9,000	9,441,006
Δ	0.000%, 05/29/24	EUR	16,800	17,379,358

31

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
BELGIUM — (Continued)
Euroclear Bank SA
	1.250%, 09/30/24	GBP	2,000	$2,333,449

TOTAL BELGIUM				35,207,115

CANADA — (12.1%)
Bank of Nova Scotia
	2.290%, 06/28/24	CAD	10,000	7,064,215
Canada Government Bond
	0.500%, 11/01/23	CAD	14,500	10,454,848
Canada Housing Trust No. 1
Ω	2.900%, 06/15/24	CAD	5,000	3,557,094
CDP Financial, Inc.
	3.150%, 07/24/24		23,431	23,001,292
CDP Financial, Inc., Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.741%, 05/19/25		36,750	36,753,226
CPPIB Capital, Inc.
Ω	3.000%, 06/13/24		16,481	16,205,661
Export Development Canada
	2.625%, 02/21/24		13,000	12,881,237
	0.496%, 04/08/24		3,400	3,323,562
OMERS Finance Trust
	2.500%, 05/02/24		10,000	9,838,978
Province of Alberta Canada
	3.350%, 11/01/23		12,000	12,000,000
	2.950%, 01/23/24		52,089	51,763,304
Province of Ontario Canada
	3.050%, 01/29/24		124,500	123,708,450
#	3.200%, 05/16/24		7,200	7,103,019
	4.250%, 08/22/24	AUD	3,200	2,019,466
Province of Quebec
	1.500%, 12/15/23	GBP	7,731	9,351,902
Province of Quebec Canada
	4.200%, 03/10/25	AUD	40,915	25,653,875
PSP Capital, Inc.
	3.290%, 04/04/24	CAD	15,000	10,731,963
Royal Bank of Canada
	2.333%, 12/05/23	CAD	127,600	91,763,424
Toronto-Dominion Bank
	2.850%, 03/08/24	CAD	119,000	84,997,793
	3.226%, 07/24/24	CAD	15,000	10,643,807

TOTAL CANADA				552,817,116

DENMARK — (2.4%)
Denmark Government Bond
Δ	0.000%, 11/15/24	DKK	109,300	14,966,759
Denmark Government Bonds
	1.500%, 11/15/23	DKK	435,667	61,614,663

			Face Amount^	Value†
			(000)
	DENMARK — (Continued)
	Kommunekredit
	1.000%, 12/15/23		10,300	$10,244,265
	0.250%, 02/16/24	EUR	9,000	9,421,979
	2.000%, 06/25/24	GBP	2,700	3,207,153
	0.750%, 08/15/24	GBP	7,732	9,056,167

	TOTAL DENMARK			108,510,986

FINLAND — (0.5%)
	Kuntarahoitus OYJ
	2.500%, 11/15/23		7,568	7,559,524
	0.125%, 03/07/24	EUR	9,400	9,820,602
	5.000%, 03/20/24	AUD	6,000	3,809,145

	TOTAL FINLAND			21,189,271

FRANCE — (1.1%)
	Agence Francaise de Developpement EPIC
	3.125%, 01/04/24	EUR	8,500	8,974,857
	3.125%, 06/30/24		6,200	6,091,757
	BNP Paribas SA
	2.375%, 05/20/24	EUR	2,000	2,096,626
	Caisse d’Amortissement de la Dette Sociale
	3.375%, 03/20/24		18,287	18,125,703
	0.375%, 05/27/24		5,720	5,549,856
	SFIL SA
Δ	0.000%, 05/24/24	EUR	2,000	2,068,649
	SNCF Reseau
	4.500%, 01/30/24	EUR	2,400	2,541,437
	Unedic Asseo
	2.375%, 05/25/24	EUR	4,000	4,193,023

	TOTAL FRANCE			49,641,908

GERMANY — (4.0%)
	Erste Abwicklungsanstalt
	0.010%, 11/03/23	EUR	5,000	5,289,919
	0.250%, 03/01/24		30,400	29,858,880
FMS Wertmanagement
	0.625%, 12/15/23	GBP	2,000	2,416,556
	0.375%, 05/06/24		5,000	4,867,914
Kreditanstalt fuer Wiederaufbau
	1.250%, 12/29/23	GBP	10,596	12,792,613
	0.250%, 03/08/24		15,900	15,608,522
	1.625%, 04/03/24	NOK	318,400	28,122,333
	0.875%, 07/18/24	GBP	1,750	2,060,690
	1.500%, 07/24/24	AUD	16,081	9,972,702
Land Berlin
	0.010%, 11/21/23	EUR	1,165	1,230,184
Landeskreditbank Baden-Wuerttemberg Foerderbank
	1.375%, 12/15/23	GBP	840	1,016,026

32

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	GERMANY — (Continued)
	0.250%, 02/12/24		18,062	$17,791,661
	2.000%, 07/23/24		30,000	29,205,720
	Landwirtschaftliche Rentenbank
	5.375%, 04/23/24	NZD	4,150	2,412,602
	0.400%, 09/23/24	AUD	9,970	6,091,115
	4.250%, 01/09/25	AUD	20,300	12,793,546
	NRW Bank
	1.375%, 12/15/23	GBP	300	362,706
	1.600%, 07/31/24	AUD	4,000	2,474,345

	TOTAL GERMANY			184,368,034

NETHERLANDS — (2.6%)
	BNG Bank NV
	0.750%, 11/13/23	AUD	3,500	2,217,811
	2.000%, 04/12/24	GBP	18,495	22,123,342
	5.250%, 05/20/24	AUD	16,050	10,209,944
	3.250%, 07/15/25	AUD	11,800	7,281,608
	Cooperatieve Rabobank UA
	5.500%, 04/11/24	AUD	2,280	1,449,731
	1.375%, 01/10/25		4,468	4,239,690
	Cooperatieve Rabobank UA, Floating Rate Note,
#(r)	SOFR + 0.380%, FRN, 5.726%, 01/10/25		1,170	1,167,899
(r)	SOFR + 0.700%, FRN, 6.045%, 07/18/25		34,481	34,533,066
	Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV
	4.250%, 07/08/25	AUD	5,000	3,122,114
	Nederlandse Waterschapsbank NV
	1.125%, 03/15/24		10,600	10,424,888
	3.400%, 07/22/25	AUD	7,540	4,660,195
	Netherlands Government Bond
Δ	0.000%, 01/15/24	EUR	7,400	7,768,869
	Shell International Finance BV
	0.500%, 05/11/24	EUR	4,835	5,021,127
	0.750%, 05/12/24	EUR	5,800	6,030,873

	TOTAL NETHERLANDS			120,251,157

NEW ZEALAND — (0.6%)
	New Zealand Government Bond
	0.500%, 05/15/24	NZD	28,200	15,985,724

			Face Amount^	Value†
			(000)
NEW ZEALAND — (Continued)
	New Zealand Local Government Funding Agency Bond
	2.250%, 04/15/24	NZD	23,200	$13,298,519

	TOTAL NEW ZEALAND			29,284,243

NORWAY — (3.3%)
	DNB Bank ASA
	0.050%, 11/14/23	EUR	300	317,014
	0.250%, 04/09/24	EUR	5,700	5,930,837
	Equinor ASA
	2.650%, 01/15/24		30,915	30,728,787
	3.700%, 03/01/24		2,678	2,659,717
	Kommunalbanken AS
	2.750%, 02/05/24		13,200	13,100,797
	5.250%, 07/15/24	AUD	2,900	1,845,952
	0.500%, 10/08/24	AUD	9,288	5,658,639
	4.250%, 07/16/25	AUD	11,500	7,208,535
(r)	SOFR + 1.000%, FRN, 6.344%, 06/17/26		4,000	4,059,880
	Norway Government Bond
	3.000%, 03/14/24	NOK	906,200	80,721,195

	TOTAL NORWAY			152,231,353

SINGAPORE — (0.1%)
	United Overseas Bank Ltd., Floating Rate Note,
(r)	3M Swap + 0.350%, FRN, 4.494%, 05/20/24	AUD	4,500	2,852,769

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (12.0%)
	African Development Bank
	4.000%, 01/10/25	AUD	39,000	24,475,845
	Asian Development Bank
	1.375%, 12/15/23	GBP	31,416	38,000,889
	1.625%, 03/15/24		22,561	22,234,293
	3.500%, 05/30/24	NZD	91,000	52,322,691
	1.100%, 08/15/24	AUD	17,250	10,646,096
Asian Development Bank, Floating Rate Note, SOFR + 1.000%, FRN
(r)	6.341%, 08/27/26		11,740	11,933,240
	European Financial Stability Facility
	2.125%, 02/19/24	EUR	2,300	2,421,467
Δ	0.000%, 04/19/24	EUR	35,601	37,023,398
	1.750%, 06/27/24	EUR	885	924,714
	European Investment Bank
	0.500%, 11/15/23	EUR	1,960	2,071,396
	0.875%, 12/15/23	GBP	2,080	2,514,351
	2.125%, 01/15/24	EUR	4,866	5,131,262

33

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
	1.500%, 01/26/24	NOK	152,610	$13,553,894
Δ	0.000%, 03/15/24	EUR	18,534	19,344,123
	2.625%, 03/15/24		14,300	14,147,187
	4.750%, 08/07/24	AUD	63,272	40,156,706
	1.700%, 11/15/24	AUD	24,846	15,282,780
European Union
	1.875%, 04/04/24	EUR	7,400	7,767,459
Inter-American Development Bank
	0.250%, 11/15/23		15,000	14,969,883
	1.250%, 12/15/23	GBP	38,780	46,899,450
	2.625%, 01/16/24		17,480	17,372,543
	4.750%, 08/27/24	AUD	40,000	25,385,468
International Bank for Reconstruction & Development
	0.625%, 12/15/23	GBP	13,844	16,732,418
	2.500%, 01/24/24	NZD	64,858	37,516,167
	2.500%, 03/19/24		3,934	3,888,190
	2.250%, 03/28/24		6,572	6,484,072
International Finance Corp.
	1.450%, 07/22/24	AUD	33,887	21,011,587
	4.000%, 04/03/25	AUD	5,141	3,223,480
Nordic Investment Bank
	4.750%, 02/28/24	AUD	3,345	2,123,549
	1.875%, 04/10/24	NOK	100,000	8,836,312
	1.500%, 03/13/25	NOK	166,500	14,296,618
	1.050%, 05/12/25	SEK	100,000	8,538,359

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS				547,229,887

SWEDEN — (8.2%)
Kommuninvest I Sverige AB
	1.000%, 11/13/23	SEK	288,000	25,776,534
	3.250%, 01/16/24		18,274	18,183,964
	0.375%, 02/16/24		18,340	18,062,723
Ω	1.375%, 05/08/24		21,800	21,314,045
Ω	2.875%, 07/03/24		12,872	12,633,207
	1.000%, 10/02/24	SEK	113,000	9,826,716
	1.000%, 05/12/25	SEK	96,000	8,214,731
Skandinaviska Enskilda Banken AB
Ω	0.650%, 09/09/24		33,603	32,096,577
Svensk Exportkredit AB
	1.750%, 12/12/23		51,871	51,654,667
	1.375%, 12/15/23	GBP	5,000	6,047,262
	3.625%, 09/03/24		11,700	11,495,337
Svensk Exportkredit AB, Floating Rate Note, SOFR + 1.000%, FRN
(r)	6.340%, 08/03/26		51,150	51,946,045

			Face Amount^	Value†
			(000)
SWEDEN — (Continued)
Svenska Handelsbanken AB
	3.900%, 11/20/23		60,431	$60,361,064
	0.125%, 06/18/24	EUR	1,000	1,032,560
Sweden Government Bond
	1.500%, 11/13/23	SEK	521,000	46,641,202

TOTAL SWEDEN				375,286,634

UNITED KINGDOM — (0.1%)
Network Rail Infrastructure Finance PLC
	4.750%, 01/22/24	GBP	5,469	6,634,091

UNITED STATES — (3.1%)
Amazon.com, Inc.
	2.730%, 04/13/24		55,000	54,273,589
	0.450%, 05/12/24		6,490	6,318,342
Apple, Inc.
	1.375%, 01/17/24	EUR	2,100	2,209,572
Exxon Mobil Corp.
	0.142%, 06/26/24	EUR	1,000	1,031,847
Roche Holdings, Inc.
Ω	1.882%, 03/08/24		79,250	78,183,996

TOTAL UNITED STATES				142,017,346

TOTAL BONDS				2,630,384,270

U.S. TREASURY OBLIGATIONS — (17.8%)
U.S. Treasury Notes
	0.250%, 11/15/23		275,250	274,716,009
U.S. Treasury Notes, Floating Rate Note
(r)	3M USTMMR + 0.200%, FRN, 5.598%, 01/31/25		262,750	263,191,312
(r)	3M USTMMR + 0.169%, FRN, 5.567%, 04/30/25		178,000	178,176,726
(r)	3M USTMMR + 0.125%, FRN, 5.523%, 07/31/25		100,000	99,983,565

TOTAL U.S. TREASURY OBLIGATIONS				816,067,612

COMMERCIAL PAPER — (21.6%)
AUSTRALIA — (2.2%)
Australia & New Zealand Banking Group Ltd.
Ω	5.660%, 12/12/23		3,850	3,825,817
Ω	5.725%, 12/12/23		17,750	17,638,506
Ω	5.863%, 02/20/24		49,000	48,166,058
Ω	5.873%, 02/20/24		26,500	26,048,991

34

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
AUSTRALIA — (Continued)
Commonwealth Bank of Australia
Ω	5.470%, 01/23/24	5,000	$4,936,790

TOTAL AUSTRALIA			100,616,162

CANADA — (7.5%)
Bank of Montreal
	5.540%, 01/18/24	50,000	49,395,650
	5.580%, 02/07/24	25,000	24,619,194
	5.610%, 02/12/24	50,000	49,199,200
Canadian Imperial Bank of Commerce
Ω	5.746%, 01/05/24	10,000	9,902,206
Ω	5.480%, 01/09/24	5,000	4,947,931
Ω	5.540%, 12/01/23	25,000	24,885,756
Ω	5.768%, 01/22/24	25,000	24,687,284
CDP Financial, Inc.
Ω	5.809%, 04/01/24	38,500	37,588,233
Export Development Canada
	5.716%, 01/17/24	15,000	14,824,110
Province of Alberta Canada
Ω	5.807%, 04/19/24	7,200	7,011,045
PSP Capital, Inc.
Ω	5.683%, 02/02/24	15,000	14,788,610
Ω	5.692%, 02/15/24	48,750	47,964,017
Royal Bank of Canada
	5.530%, 02/20/24	10,000	9,828,916
Ω	5.520%, 02/08/24	15,000	14,771,750
	5.820%, 03/06/24	10,000	9,805,069

TOTAL CANADA			344,218,971

FRANCE — (0.9%)
Caisse d’Amortissement de la Dette Sociale
Ω	5.723%, 04/29/24	30,000	29,147,842
LVMH Moet Hennessy Louis Vuitton SE
Ω	5.460%, 02/06/24	14,000	13,793,692

TOTAL FRANCE			42,941,534

NETHERLANDS — (1.4%)
Cooperatieve Rabobank UA
	5.540%, 02/15/24	15,000	14,757,841
	5.530%, 03/05/24	50,000	49,046,460

TOTAL NETHERLANDS			63,804,301

NORWAY — (2.3%)
DNB Bank ASA
Ω	5.520%, 01/03/24	15,000	14,858,247
Ω	5.540%, 01/10/24	25,000	24,736,719

			Face Amount^	Value†
			(000)
NORWAY — (Continued)
Ω	5.540%, 01/19/24		25,000	$24,701,630
Ω	5.570%, 01/31/24		25,000	24,654,459
Ω	5.550%, 01/30/24		7,000	6,904,331
Ω	5.847%, 04/23/24		8,713	8,475,940

TOTAL NORWAY				104,331,326

UNITED STATES — (7.3%)
Caisse des Depots et Consignations
Ω	5.455%, 03/21/24		15,000	14,671,471
Ω	0.016%, 05/02/24		35,000	34,008,121
Cooperatieve Rabobank UA
	5.540%, 02/01/24		35,000	34,508,712
Microsoft Corp.
Ω	5.360%, 03/07/24		65,000	63,744,296
National Securities Clearing Corp.
Ω	5.460%, 02/01/24		10,000	9,858,811
Ω	5.460%, 02/28/24		19,500	19,141,655
Ω	5.450%, 02/29/24		22,000	21,390,508
Ω	5.725%, 04/10/24		36,300	35,327,715
NRW Bank
Ω	5.722%, 02/16/24		500	491,729
Ω	5.753%, 03/18/24		32,500	31,807,651
Oesterreichische Kontrollbank AG
	5.659%, 02/12/24		20,000	19,685,388
	5.736%, 04/05/24		24,500	23,904,929
United Overseas Bank Ltd.
Ω	5.624%, 11/06/23		25,000	24,977,803

TOTAL UNITED STATES				333,518,789

TOTAL COMMERCIAL PAPER
	(Cost $989,793,986)			989,431,083

FOREIGN SOVEREIGN OBLIGATIONS — (3.1%)
BELGIUM — (0.2%)
Kingdom of Belgium Treasury Bills
	2.750%, 11/09/23	EUR	10,000	10,574,288

UNITED KINGDOM — (2.9%)
U.K. Treasury Bills
	4.797%, 11/20/23	GBP	15,000	18,181,579
	5.067%, 12/04/23	GBP	57,500	69,555,044

35

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED KINGDOM — (Continued)
5.737%, 02/19/24	GBP	35,000	$41,868,197

TOTAL UNITED KINGDOM			129,604,820

TOTAL FOREIGN SOVEREIGN OBLIGATIONS			140,179,108

TOTAL INVESTMENT SECURITIES (Cost $4,717,618,414)			4,576,062,073

		Shares	Value†
SECURITIES LENDING COLLATERAL — (0.0%)
@§	The DFA Short Term Investment Fund	37,129	$429,467

TOTAL INVESTMENTS — (100.0%) (Cost $4,718,047,918)			$4,576,491,540

As of October 31, 2023, DFA Two-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	57,229,698	NZD	96,942,358	Barclays Capital	11/06/23	$750,265
USD	59,557,917	NOK	645,556,901	Citibank, N.A.	11/10/23	1,754,881
USD	90,809,560	NOK	1,005,535,529	Citibank, N.A.	11/20/23	747,320
USD	81,379,778	GBP	66,364,504	Barclays Capital	11/22/23	707,822
USD	73,134,718	DKK	512,369,477	Bank of New York Mellon	12/20/23	297,876
DKK	9,179,646	USD	1,301,175	Citibank, N.A.	12/20/23	3,775
DKK	110,564,299	USD	15,668,103	HSBC Bank	12/20/23	49,373
DKK	66,143,089	USD	9,387,504	State Street Bank and Trust	12/20/23	15,191
USD	47,924,260	DKK	334,498,168	State Street Bank and Trust	12/22/23	366,249
EUR	51,428,246	USD	54,473,960	Barclays Capital	12/27/23	86,174
EUR	6,863,619	USD	7,264,783	Citibank, N.A.	12/27/23	16,818
USD	46,564,510	SEK	511,506,993	State Street Bank and Trust	12/27/23	610,265
USD	117,710,678	AUD	183,672,680	UBS AG	12/27/23	980,879
USD	32,649,620	EUR	30,688,170	State Street Bank and Trust	12/28/23	90,667
USD	119,911,745	AUD	188,245,029	State Street Bank and Trust	01/04/24	243,059
USD	29,943,608	CAD	41,124,312	State Street Bank and Trust	01/04/24	253,132
EUR	8,772,415	USD	9,299,214	State Street Bank and Trust	01/05/24	11,958
EUR	2,761,375	USD	2,928,529	UBS AG	01/05/24	2,435
USD	15,399,303	EUR	14,497,114	Barclays Capital	01/09/24	9,149
USD	83,553,803	GBP	67,934,456	State Street Bank and Trust	01/10/24	934,407
USD	41,780,070	CAD	56,676,720	HSBC Bank	01/11/24	856,909
USD	88,779,018	GBP	72,093,275	State Street Bank and Trust	01/11/24	1,101,233
USD	33,987,246	CAD	46,555,869	Bank of America Corp.	01/18/24	368,241
USD	42,085,252	CAD	57,653,954	Morgan Stanley and Co. International	01/22/24	449,561
USD	54,494,245	EUR	51,165,475	Societe Generale	01/22/24	145,914
USD	55,167,288	SEK	607,092,397	State Street Bank and Trust	01/23/24	560,853
USD	42,457,910	CAD	58,064,970	UBS AG	01/23/24	524,763
USD	34,323,740	CAD	47,337,483	HSBC Bank	01/25/24	136,697

Total Appreciation						$12,075,866
USD	65,823,484	NZD	113,609,427	UBS AG	11/27/23	$(370,244)
DKK	32,233,332	USD	4,599,276	State Street Bank and Trust	12/20/23	(17,086)
USD	61,285,092	EUR	57,987,044	HSBC Bank	12/22/23	(215,051)
EUR	26,680,455	USD	28,548,023	State Street Bank and Trust	12/22/23	(251,154)
DKK	80,799,231	USD	11,508,911	UBS AG	12/22/23	(21,103)

36

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	68,165,944	EUR	64,406,358	State Street Bank and Trust	12/27/23	$(162,647)
USD	70,032,789	GBP	57,593,266	State Street Bank and Trust	01/04/24	(7,221)
USD	65,107,000	EUR	61,385,388	Morgan Stanley and Co. International	01/05/24	(48,369)
EUR	5,004,992	USD	5,322,454	UBS AG	01/05/24	(10,080)
USD	118,140,609	AUD	186,170,900	State Street Bank and Trust	01/16/24	(252,110)
USD	117,383,641	AUD	185,306,115	HSBC Bank	01/18/24	(466,196)

Total (Depreciation)						$(1,821,261)

Total Appreciation (Depreciation)						$10,254,605

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$300,927,384	—	$300,927,384
Austria	—	1,934,976	—	1,934,976
Belgium	—	35,207,115	—	35,207,115
Canada	—	552,817,116	—	552,817,116
Denmark	—	108,510,986	—	108,510,986
Finland	—	21,189,271	—	21,189,271
France	—	49,641,908	—	49,641,908
Germany	—	184,368,034	—	184,368,034
Netherlands	—	120,251,157	—	120,251,157
New Zealand	—	29,284,243	—	29,284,243
Norway	—	152,231,353	—	152,231,353
Singapore	—	2,852,769	—	2,852,769
Supranational Organization Obligations	—	547,229,887	—	547,229,887
Sweden	—	375,286,634	—	375,286,634
United Kingdom	—	6,634,091	—	6,634,091
United States	—	142,017,346	—	142,017,346
U.S. Treasury Obligations	—	816,067,612	—	816,067,612
Commercial Paper	—	989,431,083	—	989,431,083
Foreign Sovereign Obligations	—	140,179,108	—	140,179,108
Securities Lending Collateral	—	429,467	—	429,467
Forward Currency Contracts**	—	10,254,605	—	10,254,605

TOTAL	—	$4,586,746,145	—	$4,586,746,145

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

37

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face
			Amount^	Value†
			(000)
BONDS — (78.1%)
AUSTRALIA — (3.0%)
ASB Bank Ltd.
	0.750%, 03/13/24	EUR	500	$522,508
BHP Billiton Finance Ltd.
	3.000%, 05/29/24	EUR	4,800	5,044,264
Commonwealth Bank of Australia, 3M Swap + 0.750%, FRN
(r)	4.912%, 08/17/26	AUD	2,500	1,584,267
Commonwealth Bank of Australia, Floating Rate Note,
(r)	SOFR + 0.740%, FRN, 6.084%, 03/14/25		1,170	1,173,405
(r)	3M Swap + 0.900%, FRN, 5.054%, 01/13/26	AUD	800	509,114
(r)	3M Swap + 1.020%, FRN, 5.170%, 08/18/27	AUD	1,000	637,665
(r)	3M Swap + 0.950%, FRN, 5.112%, 08/17/28	AUD	1,000	634,145
Glencore Funding LLC
Ω	4.125%, 03/12/24		825	818,877
Ω	4.625%, 04/29/24		1,200	1,190,824
Ω	1.625%, 09/01/25		330	304,758
Ω	1.625%, 04/27/26		5,530	4,980,994
Macquarie Bank Ltd., Floating Rate Note, 3M Swap + 0.480%, FRN
(r)	4.607%, 12/09/25	AUD	500	314,990
National Australia Bank Ltd., Floating Rate Note,
(r)	3M Swap + 0.900%, FRN, 5.030%, 05/30/25	AUD	3,000	1,910,895
(r)	3M Swap + 0.920%, FRN, 5.057%, 11/25/25	AUD	1,500	955,530
(r)	3M Swap + 0.780%, FRN, 4.948%, 05/12/26	AUD	5,828	3,696,940
Suncorp-Metway Ltd., Floating Rate Note, 3M Swap + 0.780%, FRN
(r)	5.023%, 01/25/27	AUD	3,500	2,203,139

			Face
			Amount^	Value†
			(000)
AUSTRALIA — (Continued)
	Westpac Banking Corp., Floating Rate Note,
(r)	3M Swap + 0.690%, FRN, 4.809%, 03/17/25	AUD	3,500	$2,222,696
(r)	3M Swap + 0.800%, FRN, 4.968%, 08/11/25	AUD	2,000	1,271,465

	TOTAL AUSTRALIA			29,976,476

AUSTRIA — (0.3%)
	HYPO NOE Landesbank fuer Niederoesterreich und Wien AG
	1.375%, 04/14/25	EUR	3,300	3,331,530

BELGIUM — (1.9%)
	Belfius Bank SA
	0.010%, 10/15/25	EUR	1,500	1,469,463
	Dexia Credit Local SA
	1.625%, 12/08/23	GBP	1,400	1,694,925
	0.625%, 02/03/24	EUR	5,400	5,664,604
Δ	0.000%, 05/29/24	EUR	5,000	5,172,428
	0.500%, 01/17/25	EUR	5,000	5,086,817
	Groupe Bruxelles Lambert NV
	1.375%, 05/23/24	EUR	200	208,340

	TOTAL BELGIUM			19,296,577

CANADA — (11.3%)
	Alimentation Couche-Tard, Inc.
	3.056%, 07/26/24	CAD	3,500	2,477,927
	1.875%, 05/06/26	EUR	4,500	4,485,112
	Bank of Montreal
	2.850%, 03/06/24	CAD	5,000	3,571,877
	2.280%, 07/29/24	CAD	5,500	3,870,525
	2.750%, 06/15/27	EUR	200	200,499
	Bank of Montreal, Floating Rate Note, 3M Swap + 1.000%, FRN
(r)	5.154%, 07/17/24	AUD	2,000	1,271,019
	Bank of Nova Scotia
	2.290%, 06/28/24	CAD	21,000	14,834,851
	2.490%, 09/23/24	CAD	1,500	1,052,504
	1.050%, 03/02/26		2,800	2,496,953
	Bank of Nova Scotia, Floating Rate Note, SOFR + 1.090%, FRN
(r)	6.434%, 06/12/25		3,500	3,510,257

38

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
CANADA — (Continued)
	Bell Telephone Co. of Canada or Bell Canada
	2.700%, 02/27/24	CAD	9,500	$6,783,414
	Brookfield Finance, Inc.
	4.000%, 04/01/24		2,000	1,983,565
	Canada Government Bond
	1.500%, 05/01/24	CAD	4,800	3,400,965
	Canadian Imperial Bank of Commerce
	2.350%, 08/28/24	CAD	12,500	8,778,529
	Canadian Natural Resources Ltd.
	1.450%, 11/16/23	CAD	500	359,996
	3.800%, 04/15/24		401	396,722
	3.900%, 02/01/25		1,110	1,079,016
Canadian Pacific Railway Co.
	1.589%, 11/24/23	CAD	8,000	5,754,981
	CDP Financial, Inc., Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.741%, 05/19/25		3,700	3,700,325
	Emera U.S. Finance LP
	0.833%, 06/15/24		400	385,181
	Enbridge, Inc.
	2.150%, 02/16/24		100	98,805
	Honda Canada Finance, Inc.
	2.500%, 06/04/24	CAD	3,500	2,479,290
	National Bank of Canada
	2.983%, 03/04/24	CAD	2,000	1,429,529
	2.545%, 07/12/24	CAD	6,850	4,834,789
	Province of Ontario Canada
	0.500%, 12/15/23	GBP	100	120,835
	Province of Quebec Canada
	2.375%, 01/22/24	EUR	200	210,850
	Province of Saskatchewan Canada
	3.200%, 06/03/24	CAD	3,000	2,139,708
	PSP Capital, Inc.
	3.290%, 04/04/24	CAD	5,200	3,720,414
	Rogers Communications, Inc.
	4.000%, 03/13/24	CAD	9,600	6,876,141
	Royal Bank of Canada
	2.352%, 07/02/24	CAD	5,250	3,704,662
	Royal Bank of Canada, Floating Rate Note,
#(r)	SOFR + 0.340%, FRN, 5.684%, 10/07/24		1,500	1,495,707

			Face
			Amount^	Value†
			(000)
CANADA — (Continued)
(r)	SOFR + 0.570%, FRN, 5.915%, 04/27/26		1,200	$1,188,592
(r)	SOFR + 0.710%, FRN, 6.054%, 01/21/27		2,000	1,976,695
	Toronto-Dominion Bank
	2.850%, 03/08/24	CAD	1,500	1,071,401
	0.750%, 01/06/26		2,570	2,298,264
(r)	SOFR + 1.080%, FRN, 6.424%, 07/17/26		4,835	4,838,239
	Toronto-Dominion Bank , Floating Rate Note, 3M Swap + 1.000%, FRN
(r)	5.138%, 07/10/24	AUD	1,000	635,461
	Toyota Credit Canada, Inc.
	1.270%, 07/22/24	CAD	4,250	2,974,035

	TOTAL CANADA			112,487,635

DENMARK — (0.3%)
	AP Moller - Maersk AS
	1.750%, 03/16/26	EUR	750	752,576
	Danske Bank AS
	0.625%, 05/26/25	EUR	2,170	2,174,192

	TOTAL DENMARK			2,926,768

FINLAND — (0.8%)
	Kuntarahoitus OYJ
	0.125%, 03/07/24	EUR	2,700	2,820,811
	1.500%, 09/02/24	NOK	30,000	2,612,410
	OP Corporate Bank PLC
	0.375%, 06/19/24	EUR	1,000	1,033,159
	0.250%, 03/24/26	EUR	740	715,094
	1.375%, 09/04/26	GBP	500	530,660

	TOTAL FINLAND			7,712,134

FRANCE — (4.1%)
	Arval Service Lease SA
	0.875%, 02/17/25	EUR	2,400	2,424,668
	4.125%, 04/13/26	EUR	2,500	2,625,708
	Banque Federative du Credit Mutuel SA
Ω	2.375%, 11/21/24		300	288,511
	0.010%, 03/07/25	EUR	4,900	4,902,955
	1.000%, 07/16/26	GBP	200	214,098
	Banque Federative du Credit Mutuel SA, Floating Rate Note, SOFR + 0.410%, FRN
(r)Ω	5.751%, 02/04/25		1,000	993,512

39

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
FRANCE — (Continued)
Banque Stellantis France SACA
	0.625%, 06/21/24	EUR	822	$850,859
Δ	0.000%, 01/22/25	EUR	3,500	3,519,354
	3.875%, 01/19/26	EUR	1,500	1,574,450
BNP Paribas SA
	1.000%, 06/27/24	EUR	3,000	3,111,926
BPCE SA
	1.000%, 07/15/24	EUR	2,000	2,071,346
Ω	2.375%, 01/14/25		1,500	1,426,413
	0.625%, 04/28/25	EUR	3,000	3,015,605
	0.375%, 02/02/26	EUR	1,000	975,008
Bpifrance SACA
	0.125%, 11/25/23	EUR	1,700	1,794,148
Credit Agricole SA
	2.375%, 05/20/24	EUR	2,000	2,095,263
	0.500%, 06/24/24	EUR	2,000	2,068,941
	1.375%, 03/13/25	EUR	1,100	1,122,191
	1.000%, 09/18/25	EUR	1,000	1,005,428
	1.375%, 05/03/27	EUR	800	776,961
LeasePlan Corp. NV
Ω	2.875%, 10/24/24		1,000	966,766
Regie Autonome des Transports Parisiens EPIC
	0.375%, 06/15/24	EUR	1,300	1,344,168
Societe Generale SA
	1.875%, 10/03/24	GBP	900	1,053,003
	0.125%, 02/24/26	EUR	600	580,821

TOTAL FRANCE				40,802,103

GERMANY — (4.4%)
Bayer U.S. Finance II LLC
Ω	3.375%, 07/15/24		90	88,323
BMW Canada, Inc.
	2.410%, 11/27/23	CAD	2,000	1,439,264
BMW US Capital LLC, Floating Rate Note, SOFR + 0.620%, FRN
(r)Ω	5.961%, 08/11/25		350	350,678
Daimler Truck Finance Canada, Inc.
	1.850%, 12/15/23	CAD	7,500	5,384,586
	2.140%, 12/13/24	CAD	1,000	692,836
Daimler Truck Finance North America LLC, Floating Rate Note, SOFR + 0.750%, FRN
(r)Ω	6.093%, 12/13/24		1,000	998,701
Daimler Truck International Finance BV
	1.250%, 04/06/25	EUR	2,000	2,029,919

			Face
			Amount^	Value†
			(000)
GERMANY — (Continued)
Deutsche Bank AG
	3.700%, 05/30/24		748	$736,301
E.ON International Finance BV
	5.625%, 12/06/23	GBP	1,600	1,943,941
FMS Wertmanagement
	0.625%, 12/15/23	GBP	100	120,828
HOWOGE Wohnungsbaugesellschaft GmbH
Δ	0.000%, 11/01/24	EUR	2,900	2,924,861
Kreditanstalt fuer Wiederaufbau
	1.250%, 12/29/23	GBP	1,500	1,810,959
Landeskreditbank Baden-Wuerttemberg Foerderbank
	4.250%, 08/07/25	AUD	7,500	4,689,109
Landwirtschaftliche Rentenbank
	1.125%, 12/15/23	GBP	955	1,154,834
Mercedes-Benz Finance Canada, Inc.
	2.970%, 03/13/24	CAD	1,250	892,987
Mercedes-Benz Finance North America LLC
Ω	1.450%, 03/02/26		3,791	3,441,443
Mercedes-Benz Finance North America LLC, Floating Rate Note,
(r)Ω	SOFR + 0.930%, FRN, 6.274%, 03/30/25		2,700	2,717,431
(r)Ω	SOFR + 0.570%, FRN, 5.915%, 08/01/25		1,000	1,001,467
NRW Bank
	1.050%, 03/31/26	AUD	2,800	1,611,114
Siemens Financieringsmaatschappij NV
Δ	0.000%, 09/05/24	EUR	240	245,869
	1.000%, 02/20/25	GBP	500	574,847
Volkswagen Financial Services NV
	1.625%, 02/10/24	GBP	400	479,969
	2.125%, 06/27/24	GBP	600	710,367
Volkswagen Group of America Finance LLC
Ω	2.850%, 09/26/24		1,000	970,730
Volkswagen Leasing GmbH
Δ	0.000%, 07/19/24	EUR	3,633	3,736,075
	0.375%, 07/20/26	EUR	500	477,819

40

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
GERMANY — (Continued)
	VW Credit Canada, Inc.
	2.850%, 09/26/24	CAD	1,500	$1,053,964
	2.050%, 12/10/24	CAD	1,500	1,038,778

	TOTAL GERMANY			43,318,000

IRELAND — (0.8%)
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	2.875%, 08/14/24		5,000	4,859,011
	1.750%, 01/30/26		2,700	2,427,909
	4.450%, 04/03/26		150	143,464
	GAS Networks Ireland
	0.125%, 12/04/24	EUR	800	809,912

	TOTAL IRELAND			8,240,296

ITALY — (1.1%)
	Enel Finance International NV
	5.625%, 08/14/24	GBP	4,787	5,800,505
	Intesa Sanpaolo SpA
Ω	3.250%, 09/23/24		1,000	971,386
	Republic of Italy Government International Bonds
	2.375%, 10/17/24		4,562	4,405,478

	TOTAL ITALY			11,177,369

JAPAN — (3.5%)
	American Honda Finance Corp.
	1.950%, 10/18/24	EUR	910	943,356
	Development Bank of Japan, Inc.
	0.010%, 10/15/24	EUR	2,000	2,037,711
	JT International Financial Services BV
	1.125%, 09/28/25	EUR	400	398,607
	Mitsubishi Corp.
	3.375%, 07/23/24		450	441,045
	Mitsubishi UFJ Financial Group, Inc.
	0.978%, 06/09/24	EUR	3,000	3,114,465
	0.339%, 07/19/24	EUR	2,999	3,089,672
	Mizuho Financial Group, Inc.
	0.118%, 09/06/24	EUR	3,623	3,708,035
	0.214%, 10/07/25	EUR	100	98,656
	1.631%, 04/08/27	EUR	3,277	3,179,150
	Nomura Holdings, Inc.
	1.653%, 07/14/26		5,828	5,140,459

			Face
			Amount^	Value†
			(000)
JAPAN — (Continued)
	ORIX Corp.
	4.050%, 01/16/24		300	$298,703
	1.919%, 04/20/26	EUR	500	500,164
	Sumitomo Mitsui Financial Group, Inc.
	0.934%, 10/11/24	EUR	2,000	2,053,282
	1.546%, 06/15/26	EUR	3,040	3,014,531
Takeda Pharmaceutical Co. Ltd.
	2.250%, 11/21/26	EUR	800	805,451
	Toyota Finance Australia Ltd.
	0.250%, 04/09/24	EUR	1,000	1,040,701
	2.004%, 10/21/24	EUR	1,400	1,451,234
	0.064%, 01/13/25	EUR	2,700	2,721,998
	Toyota Motor Credit Corp.
	0.750%, 11/19/26	GBP	433	456,128

	TOTAL JAPAN			34,493,348

NETHERLANDS — (1.2%)
	BNG Bank NV
	3.250%, 07/15/25	AUD	5,000	3,085,427
	Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		1,000	976,522
	de Volksbank NV
	0.010%, 09/16/24	EUR	1,000	1,020,326
	ING Groep NV
	1.125%, 02/14/25	EUR	4,600	4,683,756
	JAB Holdings BV
	1.625%, 04/30/25	EUR	2,000	2,036,356
	Shell International Finance BV
	1.125%, 04/07/24	EUR	600	626,950

	TOTAL NETHERLANDS			12,429,337

NORWAY — (0.8%)
	Kommunalbanken AS
	4.250%, 07/16/25	AUD	90	56,415
	Kommunalbanken AS, Floating Rate Note, SOFR + 1.000%, FRN
(r)Ω	6.344%, 06/17/26		6,000	6,094,334
	Statnett SF
	0.875%, 03/08/25	EUR	500	506,592
	Telenor ASA
	2.625%, 12/06/24	EUR	1,000	1,041,403

	TOTAL NORWAY			7,698,744

PORTUGAL — (0.1%)
	EDP - Energias de Portugal SA
	2.875%, 06/01/26	EUR	200	205,426

41

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
PORTUGAL — (Continued)
	EDP Finance BV
Ω	3.625%, 07/15/24		1,000	$980,903

	TOTAL PORTUGAL			1,186,329

SPAIN — (1.5%)
	Autonomous Community of Madrid
	4.125%, 05/21/24	EUR	4,000	4,230,039
	Banco Bilbao Vizcaya Argentaria SA
	1.750%, 11/26/25	EUR	7,000	7,070,956
	3.375%, 09/20/27	EUR	500	515,180
	Banco Santander SA
	0.250%, 06/19/24	EUR	100	103,295
	CaixaBank SA
	0.375%, 02/03/25	EUR	1,000	1,008,016
	Iberdrola Finanzas SA
	7.375%, 01/29/24	GBP	1,900	2,316,259

	TOTAL SPAIN			15,243,745

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (1.0%)
	Asian Infrastructure Investment Bank
	1.000%, 05/06/26	AUD	200	114,175
	Asian Infrastructure Investment Bank, Floating Rate Note, SOFR + 0.620%, FRN
(r)	5.961%, 08/16/27		1,000	1,003,318
	European Investment Bank
	0.875%, 12/15/23	GBP	1,400	1,692,352
	Inter-American Development Bank
	1.250%, 12/15/23	GBP	400	483,749
	3.000%, 02/21/24		5,000	4,960,560
	International Finance Corp.
	1.250%, 12/15/23	GBP	1,250	1,511,727

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			9,765,881

SWEDEN — (2.6%)
	Lansforsakringar Bank AB
	0.125%, 02/19/25	EUR	2,000	2,002,666
	SBAB Bank AB
	1.875%, 12/10/25	EUR	2,877	2,911,064
	Skandinaviska Enskilda Banken AB
	0.050%, 07/01/24	EUR	1,400	1,442,366
	4.000%, 11/09/26	EUR	1,000	1,050,277
	1.750%, 11/11/26	EUR	600	594,223

			Face
			Amount^	Value†
			(000)
SWEDEN — (Continued)
Svensk Exportkredit AB, Floating Rate Note,
SOFR + 1.000%, FRN
(r)	6.340%, 08/03/26		3,000	$3,046,689
Svenska Handelsbanken AB, Floating Rate Note,
(r)	SOFR + 0.910%, FRN, 6.254%, 06/10/25		3,233	3,241,457
(r)Ω	SOFR + 0.910%, FRN, 6.254%, 06/10/25		3,000	3,007,848
#(r)Ω	SOFR + 1.250%, FRN, 6.594%, 06/15/26		500	503,944
Swedbank AB
	0.250%, 10/09/24	EUR	800	816,752
	0.250%, 11/02/26	EUR	1,600	1,510,249
	1.300%, 02/17/27	EUR	300	285,989
Vattenfall AB
	3.250%, 04/18/24	EUR	1,900	2,002,598
Volvo Treasury AB
	0.125%, 09/17/24	EUR	250	255,521
	2.625%, 02/20/26	EUR	2,750	2,824,275

TOTAL SWEDEN				25,495,918

SWITZERLAND — (0.9%)
ABB Finance BV
	0.625%, 03/31/24	EUR	988	1,030,824
UBS AG
	0.010%, 03/31/26	EUR	1,270	1,212,567
UBS Group AG
Ω	4.125%, 09/24/25		2,000	1,914,090
Ω	4.125%, 04/15/26		5,000	4,733,769
	1.250%, 09/01/26	EUR	240	232,684

TOTAL SWITZERLAND				9,123,934

UNITED KINGDOM — (3.8%)
Barclays PLC
	3.125%, 01/17/24	GBP	1,230	1,485,031
	3.650%, 03/16/25		500	480,827
	4.375%, 01/12/26		3,300	3,149,937
BAT Capital Corp.
	3.222%, 08/15/24		2,030	1,984,516
BAT International Finance PLC
	1.668%, 03/25/26		700	630,398
BP Capital Markets PLC
	1.876%, 04/07/24	EUR	3,593	3,764,649
CNH Industrial Capital LLC
	4.200%, 01/15/24		380	378,356
	3.950%, 05/23/25		3,800	3,682,380

42

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (Continued)
	Diageo Finance PLC
	0.500%, 06/19/24	EUR	174	$180,050
	1.750%, 09/23/24	EUR	600	622,245
HSBC Continental Europe SA
	0.250%, 05/17/24	EUR	400	414,559
	HSBC Holdings PLC
	3.196%, 12/05/23	CAD	4,000	2,878,500
	Lloyds Bank Corporate Markets PLC
	1.750%, 07/11/24	GBP	4,000	4,723,528
	0.375%, 01/28/25	EUR	100	100,942
	Lloyds Bank PLC
	7.500%, 04/15/24	GBP	250	305,962
	London Stock Exchange Group PLC
	0.875%, 09/19/24	EUR	330	339,565
	LSEGA Financing PLC
Ω	0.650%, 04/06/24		800	781,132
	Motability Operations Group PLC
	0.875%, 03/14/25	EUR	970	982,860
	Nationwide Building Society
Ω	1.500%, 10/13/26		9,000	7,856,010
	NatWest Group PLC
	4.800%, 04/05/26		668	643,626
	Reckitt Benckiser Treasury Services PLC
Ω	2.750%, 06/26/24		2,450	2,399,924

	TOTAL UNITED KINGDOM			37,784,997

UNITED STATES — (34.7%)
	Altria Group, Inc.
	2.200%, 06/15/27	EUR	1,000	983,053
	American Express Co.
	2.500%, 07/30/24		2,500	2,438,620
	American Express Co., Floating Rate Note,
(r)	SOFR + 0.760%, FRN, 6.101%, 02/13/26		2,035	2,019,776
(r)	SOFR + 0.650%, FRN, 5.991%, 11/04/26		1,400	1,379,577
	American Medical Systems Europe BV
	0.750%, 03/08/25	EUR	1,000	1,010,810
	American Tower Corp.
	4.000%, 06/01/25		2,000	1,933,562
	Amgen, Inc.
	2.000%, 02/25/26	EUR	1,700	1,723,657

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Aon Global Ltd.
2.875%, 05/14/26	EUR	1,500	$1,534,997
Arrow Electronics, Inc.
3.250%, 09/08/24		200	194,846
AT&T, Inc.
2.850%, 05/25/24	CAD	8,400	5,960,169
Avnet, Inc.
4.625%, 04/15/26		2,000	1,916,953
Bank of America Corp.
2.375%, 06/19/24	EUR	1,000	1,046,525
Becton Dickinson & Co.
3.363%, 06/06/24		1,750	1,722,223
Boardwalk Pipelines LP
4.950%, 12/15/24		355	349,429
5.950%, 06/01/26		200	198,118
Boeing Co.
3.100%, 05/01/26		1,100	1,025,626
Booking Holdings, Inc.
2.375%, 09/23/24	EUR	3,700	3,854,547
Brown & Brown, Inc.
4.200%, 09/15/24		2,850	2,800,621
Capital One Financial Corp.
# 3.900%, 01/29/24		90	89,486
3.750%, 04/24/24		700	690,840
3.200%, 02/05/25		1,000	956,098
Carrier Global Corp.
2.242%, 02/15/25		436	415,123
Celanese U.S. Holdings LLC
1.400%, 08/05/26		820	714,134
Charles Schwab Corp., Floating Rate Note, SOFR + 0.520%, FRN
(r) 5.861%, 05/13/26		1,167	1,142,531
Chubb INA Holdings, Inc.
0.300%, 12/15/24	EUR	1,166	1,179,670
Citigroup, Inc.
2.375%, 05/22/24	EUR	3,000	3,143,980
1.750%, 01/28/25	EUR	300	308,064
3.400%, 05/01/26		1,135	1,067,771
CNA Financial Corp.
7.250%, 11/15/23		460	460,014
3.950%, 05/15/24		7,500	7,409,575
Conagra Brands, Inc.
4.300%, 05/01/24		1,409	1,395,773
Constellation Energy Generation LLC
3.250%, 06/01/25		2,000	1,913,837
Crown Castle, Inc.
3.200%, 09/01/24		5,300	5,172,152
Devon Energy Corp.
5.250%, 09/15/24		1,500	1,487,996

43

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Discover Financial Services
	4.500%, 01/30/26		647	$614,352
	Discovery Communications LLC
	2.500%, 09/20/24	GBP	2,200	2,590,849
	3.450%, 03/15/25		200	192,364
	Dover Corp.
	0.750%, 11/04/27	EUR	465	434,018
	Duke Energy Corp.
	3.750%, 04/15/24		300	297,064
	DXC Technology Co.
	1.800%, 09/15/26		285	249,790
	Eaton Capital UnLtd Co.
	0.750%, 09/20/24	EUR	500	513,342
	0.128%, 03/08/26	EUR	1,600	1,544,979
	Ecolab, Inc.
	1.000%, 01/15/24	EUR	510	536,016
	Edison International
	4.950%, 04/15/25		6,000	5,878,831
	Elevance Health, Inc.
	3.500%, 08/15/24		1,731	1,697,073
	2.375%, 01/15/25		1,000	959,505
	Energy Transfer LP
	5.875%, 01/15/24		500	499,866
	4.250%, 04/01/24		205	203,258
	4.050%, 03/15/25		300	291,618
	2.900%, 05/15/25		6,319	6,019,457
	Enterprise Products Operating LLC
	3.900%, 02/15/24		240	238,658
	Equinix, Inc.
	2.625%, 11/18/24		4,000	3,862,210
	ERAC USA Finance LLC
Ω	3.850%, 11/15/24		4,000	3,913,166
	Evergy, Inc.
	2.450%, 09/15/24		100	96,823
	Eversource Energy
	3.800%, 12/01/23		1,200	1,197,890
	Exelon Corp.
	3.950%, 06/15/25		1,338	1,294,301
	Expedia Group, Inc.
	5.000%, 02/15/26		2,811	2,747,649
	Experian Finance PLC
	1.375%, 06/25/26	EUR	1,553	1,531,983
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25		321	313,732
	Fiserv, Inc.
	2.750%, 07/01/24		596	583,079
	Flex Ltd.
	3.750%, 02/01/26		7,432	7,036,470
	Fortune Brands Innovations, Inc.
	4.000%, 06/15/25		1,000	966,353

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Fox Corp.
	4.030%, 01/25/24		40	$39,799
	General Motors Financial Co., Inc.
	1.050%, 03/08/24		160	157,157
	2.250%, 09/06/24	GBP	200	234,797
	1.694%, 03/26/25	EUR	500	510,397
	2.750%, 06/20/25		2,000	1,887,381
	Georgia-Pacific LLC
Ω	3.600%, 03/01/25		125	121,417
	Gilead Sciences, Inc.
	3.700%, 04/01/24		600	594,520
	GlaxoSmithKline Capital PLC
	3.000%, 06/01/24		1,000	984,276
	Global Payments, Inc.
	1.500%, 11/15/24		1,000	951,505
	Goldman Sachs Group, Inc.
	0.125%, 08/19/24	EUR	500	513,156
	3.375%, 03/27/25	EUR	2,000	2,095,187
	Hess Corp.
	3.500%, 07/15/24		1,500	1,472,707
	Hewlett Packard Enterprise Co.
	1.450%, 04/01/24		400	392,527
	5.900%, 10/01/24		600	598,918
	Holcim Finance
	Luxembourg SA
	1.500%, 04/06/25	EUR	514	523,864
	Honeywell International, Inc.
Δ	0.000%, 03/10/24	EUR	4,100	4,273,277
	Humana, Inc.
	3.850%, 10/01/24		6,850	6,716,260
	Huntsman International LLC
	4.250%, 04/01/25	EUR	2,000	2,089,579
	International Business Machines Corp.
	3.000%, 05/15/24		6,000	5,912,526
	International Flavors & Fragrances, Inc.
	1.800%, 09/25/26	EUR	2,000	1,960,414
	Interpublic Group of Cos., Inc.
	4.200%, 04/15/24		1,002	991,099
	ITC Holdings Corp.
	3.650%, 06/15/24		2,162	2,127,669
	J M Smucker Co.
	3.500%, 03/15/25		1,000	967,918
	Jefferies Financial Group, Inc.
	1.000%, 07/19/24	EUR	1,500	1,549,710

44

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	John Deere Capital Corp., Floating Rate Note, SOFR + 0.790%, FRN
(r)	6.134%, 06/08/26		3,550	$3,574,256
	John Deere Financial, Inc.
	2.460%, 04/04/24	CAD	500	356,095
	1.090%, 07/17/24	CAD	2,500	1,749,576
	Johnson Controls International PLC
	1.375%, 02/25/25	EUR	291	296,727
	JPMorgan Chase & Co.
	0.625%, 01/25/24	EUR	600	629,828
	3.300%, 04/01/26		1,487	1,401,248
	Juniper Networks, Inc.
	1.200%, 12/10/25		5,272	4,761,389
	Kinder Morgan, Inc.
	4.300%, 06/01/25		1,700	1,654,641
	Lazard Group LLC
	3.750%, 02/13/25		2,460	2,380,496
	3.625%, 03/01/27		4,000	3,617,746
	Lennar Corp.
	4.750%, 05/30/25		3,700	3,622,448
	Liberty Mutual Group, Inc.
	2.750%, 05/04/26	EUR	200	204,324
	LyondellBasell Industries NV
	5.750%, 04/15/24		1,000	997,832
	Marathon Petroleum Corp.
	3.625%, 09/15/24		1,190	1,163,753
	4.700%, 05/01/25		3,790	3,711,025
	Marsh & McLennan Cos., Inc.
	3.500%, 06/03/24		2,000	1,971,000
	1.349%, 09/21/26	EUR	342	335,910
	Medtronic Global Holdings SCA
Δ	0.000%, 10/15/25	EUR	1,550	1,521,988
	MetLife, Inc.
	5.375%, 12/09/24	GBP	800	964,372
	Morgan Stanley
	3.000%, 02/07/24	CAD	11,500	8,232,151
	1.375%, 10/27/26	EUR	207	201,899
	1.875%, 04/27/27	EUR	1,000	979,678
	MPLX LP
	4.875%, 12/01/24		165	162,773
	1.750%, 03/01/26		2,155	1,955,238
	Mylan, Inc.
	4.200%, 11/29/23		331	330,474
	National Rural Utilities Cooperative Finance Corp.
	0.350%, 02/08/24		4,200	4,136,073

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
National Rural Utilities Cooperative Finance Corp., Floating Rate Note, SOFR + 0.330%, FRN
(r)	5.675%, 10/18/24		200	$199,748
NextEra Energy Capital Holdings, Inc.
	4.255%, 09/01/24		35	34,436
NNN REIT, Inc.
	3.900%, 06/15/24		5,170	5,089,858
Nuveen Finance LLC
Ω	4.125%, 11/01/24		7,000	6,830,089
ONEOK, Inc.
	2.750%, 09/01/24		3,652	3,549,302
	2.200%, 09/15/25		1,927	1,795,724
Oracle Corp.
	3.400%, 07/08/24		300	294,851
	2.500%, 04/01/25		1,000	953,943
Ovintiv, Inc.
	5.375%, 01/01/26		292	286,960
Paramount Global
	4.750%, 05/15/25		1,248	1,219,253
Parker-Hannifin Corp.
	2.700%, 06/14/24		1,000	979,308
	3.650%, 06/15/24		727	716,345
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	4.000%, 07/15/25		2,000	1,924,334
Ω	4.450%, 01/29/26		1,715	1,640,166
Ω	1.700%, 06/15/26		4,000	3,550,556
PepsiCo, Inc.
	2.150%, 05/06/24	CAD	4,012	2,845,533
Philip Morris International, Inc.
	2.875%, 05/01/24		1,293	1,274,019
	0.625%, 11/08/24	EUR	1,500	1,531,400
	2.750%, 03/19/25	EUR	424	440,826
PPG Industries, Inc.
	1.875%, 06/01/25	EUR	5,000	5,112,159
Prologis Euro Finance LLC
	0.250%, 09/10/27	EUR	300	274,758
Prologis LP
	3.000%, 06/02/26	EUR	1,550	1,592,077
Public Service Enterprise Group, Inc.
	2.875%, 06/15/24		4,527	4,435,647
PVH Corp.
	4.625%, 07/10/25		4,851	4,654,036
Realty Income Corp.
	3.875%, 07/15/24		6,000	5,915,228
	1.875%, 01/14/27	GBP	300	320,383
Ross Stores, Inc.
	4.600%, 04/15/25		2,000	1,962,390

45

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Royalty Pharma PLC
	1.200%, 09/02/25		7,500	$6,838,901
	Ryder System, Inc.
	3.650%, 03/18/24		200	198,184
#	2.500%, 09/01/24		4,790	4,647,810
	4.625%, 06/01/25		1,000	978,025
	Schlumberger Finance BV
Δ	0.000%, 10/15/24	EUR	1,740	1,771,118
	Sempra
	3.300%, 04/01/25		3,531	3,395,590
	Simon Property Group LP
	2.000%, 09/13/24		8,750	8,449,117
	3.500%, 09/01/25		600	574,793
	Sky Ltd.
	1.875%, 11/24/23	EUR	3,000	3,169,958
	Southern Co.
	0.600%, 02/26/24		667	655,845
	Southwestern Electric Power Co.
	1.650%, 03/15/26		4,246	3,843,377
	State Street Corp., Floating Rate Note, SOFR + 0.845%, FRN
(r)	6.186%, 08/03/26		2,375	2,374,311
	Thermo Fisher Scientific Finance I BV
Δ	0.000%, 11/18/23	EUR	700	739,312
	Timken Co.
	3.875%, 09/01/24		227	222,739
	Truist Financial Corp.
	2.500%, 08/01/24		4,620	4,492,670
	TWDC Enterprises 18 Corp.
	2.758%, 10/07/24	CAD	12,725	8,942,599
	U.S. Bancorp
	0.850%, 06/07/24	EUR	6,000	6,207,917
	United Parcel Service, Inc.
	2.125%, 05/21/24	CAD	12,500	8,851,271
	Utah Acquisition Sub, Inc.
	3.950%, 06/15/26		2,000	1,873,377
	Ventas Realty LP
	3.500%, 04/15/24		1,000	985,213
	3.750%, 05/01/24		1,278	1,259,786
	2.650%, 01/15/25		2,000	1,913,033
	Viatris, Inc.
	1.650%, 06/22/25		480	445,820
	VMware, Inc.
	1.400%, 08/15/26		604	532,046
	Wells Fargo & Co.
	3.184%, 02/08/24	CAD	12,750	9,130,352
	2.125%, 06/04/24	EUR	260	271,730
	Western Union Co.
	1.350%, 03/15/26		3,062	2,724,746

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
Williams Cos., Inc.
	4.550%, 06/24/24	3,300	$3,265,761
Willis North America, Inc.
	3.600%, 05/15/24	2,262	2,229,935

TOTAL UNITED STATES			344,932,514

TOTAL BONDS			777,423,635

U.S. TREASURY OBLIGATIONS — (11.4%)
U.S. Treasury Notes
	2.125%, 11/30/23	44,100	43,984,882
	0.750%, 12/31/23	7,000	6,946,357
U.S. Treasury Notes, Floating Rate Note
(r)	3M USTMMR + 0.200%, FRN, 5.598%, 01/31/25	40,250	40,317,604
(r)	3M USTMMR + 0.169%, FRN, 5.567%, 04/30/25	10,000	10,009,928
(r)	3M USTMMR + 0.170%, FRN, 5.568%, 10/31/25	12,500	12,501,545

TOTAL U.S. TREASURY OBLIGATIONS			113,760,316

COMMERCIAL PAPER — (8.2%)
AUSTRALIA — (0.2%)
National Australia Bank Ltd.
Ω	5.903%, 05/07/24	1,500	1,456,064

CANADA — (2.2%)
CDP Financial, Inc.
Ω	5.830%, 05/16/24	7,000	6,783,861
Province of Alberta Canada
Ω	5.688%, 03/07/24	5,000	4,903,052
Ω	5.762%, 03/27/24	5,000	4,887,218
Ω	5.807%, 04/19/24	3,000	2,921,269
PSP Capital, Inc.
Ω	5.731%, 05/13/24	2,000	1,939,604

TOTAL CANADA			21,435,004

GERMANY — (1.3%)
Kreditanstalt fuer Wiederaufbau
Ω	5.480%, 02/01/24	13,500	13,309,199

UNITED KINGDOM — (0.4%)
NatWest Markets PLC
Ω	5.530%, 12/08/23	4,000	3,976,671

46

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED STATES — (4.1%)
3M Co.
Ω	5.800%, 01/24/24	4,000	$3,949,173
Ω	5.650%, 11/07/23	5,000	4,994,847
American Honda Finance Corp.
	5.822%, 11/03/23	5,000	4,997,748
Duke Energy Corp.
Ω	5.981%, 02/27/24	5,000	4,904,950
General Motors Financial Co., Inc.
Ω	5.710%, 02/06/24	4,000	3,936,699
Jabil, Inc.
Ω	6.216%, 11/10/23	6,500	6,489,019
Kreditanstalt fuer Wiederaufbau
Ω	5.470%, 02/02/24	8,000	7,885,710
NRW Bank
Ω	5.714%, 02/20/24	2,000	1,965,658
Walgreens Boots Alliance, Inc.
Ω	6.262%, 11/13/23	2,000	1,995,664

TOTAL UNITED STATES			41,119,468

TOTAL COMMERCIAL PAPER (Cost $81,305,823)			81,296,406

		Face
		Amount^	Value†
		(000)
FOREIGN SOVEREIGN OBLIGATIONS — (2.0%)
UNITED KINGDOM — (2.0%)
U.K. Treasury Bills
5.067%, 12/04/23	GBP	3,200	$3,870,889
5.848%, 01/08/24	GBP	2,796	3,365,169
5.727%, 01/15/24	GBP	5,250	6,312,365
5.657%, 01/22/24	GBP	5,500	6,606,311

TOTAL UNITED KINGDOM			20,154,734

TOTAL INVESTMENT SECURITIES (Cost $1,021,200,936)			992,635,091

		Shares
SECURITIES LENDING COLLATERAL — (0.3%)
@§	The DFA Short Term Investment Fund	238,298	2,756,399

TOTAL INVESTMENTS — (100.0%) (Cost $1,023,957,335)			$995,391,490

As of October 31, 2023, DFA Selectively Hedged Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	2,674,278	NOK	29,222,478	Royal Bank of Scotland	11/09/23	$57,781
USD	98,911,349	EUR	92,457,743	State Street Bank and Trust	12/14/23	898,544
EUR	9,724,552	USD	10,270,787	UBS AG	12/14/23	38,037
EUR	3,320,939	USD	3,508,877	Citibank, N.A.	12/27/23	14,302
USD	96,178,529	EUR	90,644,151	HSBC Bank	12/27/23	14,311
USD	6,835,721	CAD	9,358,012	Bank of America Corp.	01/03/24	79,629
USD	1,033,369	CAD	1,412,509	Citibank, N.A.	01/03/24	13,597
USD	64,984,761	CAD	89,021,927	State Street Bank and Trust	01/03/24	714,666
USD	26,727,373	GBP	21,934,371	State Street Bank and Trust	01/04/24	52,665
EUR	9,181,720	USD	9,732,089	State Street Bank and Trust	01/05/24	13,526
USD	12,555,780	AUD	19,507,094	Citibank, N.A.	01/10/24	152,754
USD	27,668,881	GBP	22,498,477	State Street Bank and Trust	01/10/24	307,058
USD	4,427,367	CAD	6,120,096	Citibank, N.A.	01/19/24	7,846
USD	64,611,087	CAD	89,126,924	HSBC Bank	01/25/24	243,787

Total Appreciation						$2,608,503
EUR	9,958,354	USD	10,658,526	State Street Bank and Trust	12/14/23	$(101,852)

47

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
EUR	11,007,167	USD	11,698,791	Barclays Capital	12/27/23	$(21,307)
EUR	5,006,049	USD	5,315,726	State Street Bank and Trust	12/27/23	(4,818)
USD	90,064,521	EUR	84,881,168	Royal Bank of Scotland	01/05/24	(29,620)
EUR	7,432,576	USD	7,911,787	State Street Bank and Trust	01/05/24	(22,740)
EUR	4,147,601	USD	4,409,680	UBS AG	01/05/24	(7,354)
USD	5,152,257	AUD	8,138,680	Citibank, N.A.	01/16/24	(23,421)
USD	10,184,769	AUD	16,054,934	Royal Bank of Scotland	01/16/24	(25,137)

Total (Depreciation)						$(236,249)

Total Appreciation (Depreciation)						$2,372,254

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$29,976,476	—	$29,976,476
Austria	—	3,331,530	—	3,331,530
Belgium	—	19,296,577	—	19,296,577
Canada	—	112,487,635	—	112,487,635
Denmark	—	2,926,768	—	2,926,768
Finland	—	7,712,134	—	7,712,134
France	—	40,802,103	—	40,802,103
Germany	—	43,318,000	—	43,318,000
Ireland	—	8,240,296	—	8,240,296
Italy	—	11,177,369	—	11,177,369
Japan	—	34,493,348	—	34,493,348
Netherlands	—	12,429,337	—	12,429,337
Norway	—	7,698,744	—	7,698,744
Portugal	—	1,186,329	—	1,186,329
Spain	—	15,243,745	—	15,243,745
Supranational Organization Obligations	—	9,765,881	—	9,765,881
Sweden	—	25,495,918	—	25,495,918
Switzerland	—	9,123,934	—	9,123,934
United Kingdom	—	37,784,997	—	37,784,997
United States	—	344,932,514	—	344,932,514
U.S. Treasury Obligations	—	113,760,316	—	113,760,316
Commercial Paper	—	81,296,406	—	81,296,406
Foreign Sovereign Obligations	—	20,154,734	—	20,154,734
Securities Lending Collateral	—	2,756,399	—	2,756,399
Forward Currency Contracts**	—	2,372,254	—	2,372,254

TOTAL	—	$997,763,744	—	$997,763,744

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

48

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face
			Amount^	Value†
			(000)
AGENCY OBLIGATIONS — (0.2%)
Federal Home Loan Bank Discount Notes
∞	5.576%, 02/26/24		24,000	$23,603,458

BONDS — (59.9%)
AUSTRALIA — (7.1%)
Australia & New Zealand Banking Group Ltd.
	1.550%, 08/29/24	AUD	5,750	3,546,991
	4.050%, 05/12/25	AUD	19,446	12,131,448
Australia & New Zealand Banking Group Ltd., Floating Rate Note,
(r)	3M Swap + 0.770%, FRN, 4.938%, 05/12/25	AUD	5,000	3,178,659
(r)Ω	SOFR + 0.750%, FRN, 6.095%, 07/03/25		40,120	40,225,398
(r)	3M Swap + 0.920%, FRN, 5.110%, 11/04/25	AUD	33,300	21,215,883
(r)	3M Swap + 0.830%, FRN, 4.970%, 03/31/26	AUD	20,300	12,891,022
(r)	3M Swap + 0.970%, FRN, 5.138%, 05/12/27	AUD	4,000	2,546,248
(r)	3M Swap + 1.200%, FRN, 5.390%, 11/04/27	AUD	3,400	2,182,151
Commonwealth Bank of Australia
	4.200%, 08/18/25	AUD	17,300	10,780,930
Commonwealth Bank of Australia, Floating Rate Note,
(r)	SOFR + 0.740%, FRN, 6.084%, 03/14/25		14,600	14,642,486
(r)Ω	SOFR + 0.400%, FRN, 5.744%, 07/07/25		25,381	25,299,904
(r)	3M Swap + 0.800%, FRN, 4.950%, 08/18/25	AUD	27,730	17,630,325
(r)Ω	SOFR + 0.630%, FRN, 5.974%, 09/12/25		4,600	4,601,513
(r)	3M Swap + 0.900%, FRN, 5.054%, 01/13/26	AUD	50,100	31,883,255

			Face
			Amount^	Value†
			(000)
AUSTRALIA — (Continued)
(r)	3M Swap + 0.700%, FRN, 4.852%, 01/14/27	AUD	33,700	$21,284,966
(r)	3M Swap + 1.020%, FRN, 5.170%, 08/18/27	AUD	15,000	9,564,976
(r)	3M Swap + 1.150%, FRN, 5.304%, 01/13/28	AUD	18,800	12,020,671
National Australia Bank Ltd.
	0.250%, 05/20/24	EUR	20,208	20,938,027
	3.900%, 05/30/25	AUD	26,280	16,347,287
(r)	3M Swap + 0.410%, FRN, 4.547%, 08/24/26	AUD	11,000	6,910,530
	2.900%, 02/25/27	AUD	8,000	4,682,473
(r)	3M Swap + 0.720%, FRN, 4.857%, 02/25/27	AUD	15,640	9,881,635
National Australia Bank Ltd., Floating Rate Note,
(r)Ω	SOFR + 0.380%, FRN, 5.725%, 01/12/25		1,500	1,495,451
(r)	3M Swap + 0.770%, FRN, 4.980%, 01/21/25	AUD	15,840	10,072,263
(r)Ω	SOFR + 0.760%, FRN, 6.101%, 05/13/25		48,550	48,693,154
(r)	3M Swap + 0.900%, FRN, 5.030%, 05/30/25	AUD	36,050	22,962,594
(r)	3M Swap + 0.920%, FRN, 5.057%, 11/25/25	AUD	45,167	28,772,283
(r)	3M Swap + 0.780%, FRN, 4.948%, 05/12/26	AUD	26,000	16,492,870
(r)	3M Swap + 1.200%, FRN, 5.337%, 11/25/27	AUD	7,200	4,616,411
Queensland Treasury Corp.
	5.750%, 07/22/24	AUD	7,900	5,053,258
Treasury Corp. of Victoria
	5.500%, 12/17/24	AUD	17,400	11,142,147
Westpac Banking Corp.
	3.300%, 02/26/24		33,411	33,133,364
	4.125%, 06/04/26	AUD	32,800	20,189,340

49

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
AUSTRALIA — (Continued)
Westpac Banking Corp., Floating Rate Note,
(r)	3M Swap + 0.500%, FRN, 4.621%, 12/08/23	AUD	10,000	$6,343,870
(r)	3M Swap + 0.690%, FRN, 4.809%, 03/17/25	AUD	83,300	52,900,175
(r)	3M Swap + 0.800%, FRN, 4.968%, 08/11/25	AUD	59,300	37,698,925
(r)	3M Swap + 0.950%, FRN, 5.118%, 11/11/25	AUD	35,900	22,881,664
(r)	3M Swap + 0.750%, FRN, 4.904%, 02/16/26	AUD	40,900	25,949,845
(r)	3M Swap + 0.700%, FRN, 4.943%, 01/25/27	AUD	3,800	2,400,430
(r)	3M Swap + 1.050%, FRN, 5.194%, 05/20/27	AUD	9,100	5,803,711
(r)	3M Swap + 1.230%, FRN, 5.398%, 11/11/27	AUD	19,000	12,190,381
(r)	3M Swap + 0.980%, FRN, 5.134%, 02/16/28	AUD	7,100	4,513,977

TOTAL AUSTRALIA				677,692,891

AUSTRIA — (0.6%)
Oesterreichische Kontrollbank AG
	1.250%, 12/15/23	GBP	50,449	61,010,999

BELGIUM — (1.2%)
Dexia Credit Local SA
	0.625%, 02/03/24	EUR	17,350	18,200,161
Δ	0.000%, 05/29/24	EUR	33,900	35,069,062
	0.500%, 07/16/24		30,086	28,971,642
Kingdom of Belgium Government Bond
	2.600%, 06/22/24	EUR	31,700	33,308,670

TOTAL BELGIUM				115,549,535

CANADA — (9.6%)
Bank of Montreal
	2.700%, 09/11/24	CAD	67,550	47,582,381
Bank of Nova Scotia
	2.290%, 06/28/24	CAD	70,000	49,449,504

			Face
			Amount^	Value†
			(000)
	CANADA — (Continued)
	Canada Government Bond
	0.500%, 11/01/23	CAD	9,000	$6,489,216
	0.750%, 02/01/24	CAD	44,300	31,604,021
	2.250%, 03/01/24	CAD	23,000	16,432,623
	1.500%, 05/01/24	CAD	33,500	23,735,900
	Canada Housing Trust No. 1
Ω	2.900%, 06/15/24	CAD	29,700	21,129,138
	CDP Financial, Inc.
	3.150%, 07/24/24		16,980	16,668,599
	CDP Financial, Inc., Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.741%, 05/19/25		23,000	23,002,019
	CPPIB Capital, Inc.
	0.375%, 06/20/24	EUR	53,600	55,451,264
	0.875%, 12/17/24	GBP	17,100	19,740,111
	CPPIB Capital, Inc., Floating Rate Note, SOFR + 1.250%, FRN
(r)	6.595%, 03/11/26		1,130	1,152,354
	Export Development Canada
	1.375%, 12/08/23	GBP	9,952	12,047,041
	2.625%, 02/21/24		26,580	26,337,176
	OMERS Finance Trust
	2.500%, 05/02/24		3,870	3,807,685
	Province of Alberta Canada
	3.350%, 11/01/23		7,545	7,545,000
	2.950%, 01/23/24		11,732	11,658,643
	3.100%, 06/01/24	CAD	74,800	53,319,306
	Province of Manitoba Canada
	2.600%, 04/16/24		52,000	51,255,296
	Province of Ontario Canada
	0.500%, 12/15/23	GBP	12,100	14,621,077
	3.050%, 01/29/24		103,957	103,296,059
	3.500%, 06/02/24	CAD	38,900	27,796,774
	0.375%, 06/14/24	EUR	9,400	9,728,442
	4.250%, 08/22/24	AUD	4,500	2,839,874
	3.100%, 08/26/25	AUD	3,830	2,343,611
	Province of Quebec Canada
	2.375%, 01/22/24	EUR	5,500	5,798,380
	2.500%, 04/09/24		94,245	92,935,903
	0.750%, 12/13/24	GBP	16,700	19,259,673
	Province of Saskatchewan Canada
	3.200%, 06/03/24	CAD	29,750	21,218,770
	PSP Capital, Inc.
	3.290%, 04/04/24	CAD	64,200	45,932,803
	Royal Bank of Canada
	2.333%, 12/05/23	CAD	16,450	11,830,003
	4.200%, 06/22/26	AUD	6,439	3,953,146

50

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	CANADA — (Continued)
	Toronto-Dominion Bank
	3.226%, 07/24/24	CAD	93,147	$66,095,916
	0.750%, 01/06/26		18,370	16,427,672
	TOTAL CANADA			922,485,380
	DENMARK — (1.0%)
	Denmark Government Bond
Δ	0.000%, 11/15/24	DKK	223,300	30,577,103
	Kommunekredit
	1.000%, 12/15/23		21,800	21,682,036
	0.250%, 02/16/24	EUR	23,300	24,392,456
	2.000%, 06/25/24	GBP	14,650	17,401,773
	0.750%, 08/15/24	GBP	900	1,054,132
	TOTAL DENMARK			95,107,500
	FINLAND — (0.9%)
	Kuntarahoitus OYJ
	0.125%, 03/07/24	EUR	52,900	55,267,008
	0.875%, 12/16/24	GBP	25,000	28,862,424
	TOTAL FINLAND			84,129,432
	FRANCE — (3.6%)
	Agence Francaise de Developpement EPIC
	0.125%, 11/15/23	EUR	2,100	2,218,900
	3.125%, 01/04/24	EUR	33,200	35,054,737
	0.375%, 04/30/24	EUR	5,500	5,715,673
	Bpifrance SACA
	2.500%, 05/25/24	EUR	29,700	31,171,031
	Caisse d’Amortissement de la Dette Sociale
	2.375%, 01/25/24	EUR	38,771	40,872,147
	0.375%, 05/27/24		37,800	36,675,621
	Caisse des Depots et Consignations, SOFR + 0.340%, FRN
(r)	5.680%, 05/03/26		68,000	67,951,040
	French Republic Government Bond OAT
Δ	0.000%, 03/25/24	EUR	7,100	7,403,731
	Regie Autonome des Transports Parisiens EPIC
	0.375%, 06/15/24	EUR	7,000	7,237,829
	SFIL SA
Δ	0.000%, 05/24/24	EUR	27,100	28,030,201
	SNCF Reseau
	4.500%, 01/30/24	EUR	35,300	37,380,298
	Societe Nationale SNCF SACA
	4.625%, 02/02/24	EUR	17,600	18,636,346

			Face
			Amount^	Value†
			(000)
	FRANCE — (Continued)
	Unedic Asseo
	2.375%, 05/25/24	EUR	20,200	$21,174,766

	TOTAL FRANCE			339,522,320

	GERMANY — (4.6%)
	Erste Abwicklungsanstalt
	0.010%, 11/03/23	EUR	14,900	15,763,960
	0.250%, 03/01/24		51,800	50,877,960
	Kreditanstalt fuer Wiederaufbau
	1.250%, 12/29/23	GBP	8,667	10,463,720
	0.250%, 03/08/24		111,100	109,063,324
	Land Berlin
	0.010%, 11/21/23	EUR	743	784,573
	Landeskreditbank Baden-Wuerttemberg Foerderbank
	1.375%, 12/15/23	GBP	4,780	5,781,670
	2.000%, 07/23/24		113,054	110,060,782
	0.375%, 12/09/24	GBP	31,593	36,306,524
	4.250%, 08/07/25	AUD	2,300	1,437,994
	Landwirtschaftliche Rentenbank
	1.125%, 12/15/23	GBP	7,769	9,394,667
	4.750%, 04/08/24	AUD	19,000	12,062,869
	0.400%, 09/23/24	AUD	5,000	3,054,722
	4.250%, 01/09/25	AUD	3,400	2,142,761
	NRW Bank
	1.375%, 12/15/23	GBP	9,000	10,881,176
	0.375%, 12/16/24	GBP	7,800	8,955,019
	1.050%, 03/31/26	AUD	27,092	15,588,675
	Siemens Financieringsmaatschappij NV
Ω	0.650%, 03/11/24		1,809	1,776,016
Ω	3.125%, 03/16/24		9,300	9,212,306
	State of North Rhine-Westphalia Germany
	0.625%, 12/16/24	GBP	20,200	23,257,191

	TOTAL GERMANY			436,865,909

	IRELAND — (1.6%)
	Ireland Government Bond
	3.400%, 03/18/24	EUR	143,900	152,187,333

	NETHERLANDS — (4.5%)
	BNG Bank NV
	2.000%, 04/12/24	GBP	36,299	43,420,123
	0.250%, 06/07/24	EUR	11,200	11,599,583
	3.250%, 07/15/25	AUD	35,375	21,829,398
	1.900%, 11/26/25	AUD	5,690	3,388,878

51

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
NETHERLANDS — (Continued)
	Cooperatieve Rabobank UA, 3M Swap + 0.730%, FRN
(r)	5.044%, 01/27/27	AUD	21,300	$13,426,240
	Cooperatieve Rabobank UA, Floating Rate Note,
(r)	SOFR + 0.700%, FRN, 6.045%, 07/18/25		68,962	69,066,133
(r)	3M Swap + 0.880%, FRN, 5.022%, 05/22/26	AUD	4,600	2,920,974
	Nederlandse Waterschapsbank NV
	3.000%, 11/16/23	EUR	18,400	19,461,647
	1.125%, 03/15/24		7,700	7,572,796
	2.000%, 12/16/24	GBP	34,950	40,832,242
	3.400%, 07/22/25	AUD	2,500	1,545,157
	2.250%, 09/04/25	AUD	2,880	1,738,064
	Netherlands Government Bond
Δ	0.000%, 01/15/24	EUR	43,315	45,474,127
	2.000%, 07/15/24	EUR	91,450	95,697,908
	Shell International Finance BV
	1.125%, 04/07/24	EUR	6,300	6,582,973
	0.750%, 05/12/24	EUR	47,300	49,182,811

	TOTAL NETHERLANDS			433,739,054

	NEW ZEALAND — (0.6%)
	New Zealand Government Bond
	0.500%, 05/15/24	NZD	19,800	11,224,019
	New Zealand Local Government Funding Agency Bond
	2.250%, 04/15/24	NZD	86,399	49,524,945

	TOTAL NEW ZEALAND			60,748,964

	NORWAY — (2.7%)
	DNB Bank ASA
	0.050%, 11/14/23	EUR	7,061	7,461,459
	Kommunalbanken AS
	0.250%, 12/08/23		21,524	21,416,197
	1.500%, 12/15/23	GBP	3,300	3,991,778
	2.750%, 02/05/24		11,438	11,352,039
	2.000%, 06/19/24		34,200	33,414,570
	5.250%, 07/15/24	AUD	4,246	2,702,728
	1.000%, 12/12/24	GBP	14,550	16,824,747
	4.250%, 07/16/25	AUD	40,634	25,470,576
	SOFR + 1.000%, FRN,
(r),(r)Ω.	6.344%, 06/17/26		38,000	38,591,807

			Face
			Amount^	Value†
			(000)
	NORWAY — (Continued)
	Norway Government Bond
	3.000%, 03/14/24	NOK	1,074,800	$95,739,506

	TOTAL NORWAY			256,965,407

	SINGAPORE — (0.1%)
	United Overseas Bank Ltd., 3M Swap + 0.730%, FRN
(r)	4.849%, 03/16/26	AUD	6,000	3,799,399
	United Overseas Bank Ltd., Floating Rate Note, 3M Swap + 0.350%, FRN
(r)	4.494%, 05/20/24	AUD	9,400	5,959,117

	TOTAL SINGAPORE			9,758,516

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (11.7%)
	African Development Bank
	4.750%, 03/06/24	AUD	5,500	3,490,278
	4.000%, 01/10/25	AUD	34,000	21,337,916
	Asian Development Bank
	1.375%, 12/15/23	GBP	44,868	54,272,468
	1.625%, 03/15/24		151,339	149,147,455
	0.375%, 06/11/24		2,532	2,453,461
	1.100%, 08/15/24	AUD	5,150	3,178,400
	3.750%, 03/12/25	AUD	12,000	7,505,101
	Asian Development Bank, Floating Rate Note, SOFR + 1.000%, FRN
(r)	6.341%, 08/27/26		12,348	12,551,248
	Asian Infrastructure Investment Bank
	1.000%, 05/06/26	AUD	7,900	4,509,913
	Asian Infrastructure Investment Bank, Floating Rate Note, SOFR + 0.620%, FRN
(r)	5.961%, 08/16/27		48,000	48,159,266
	Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial
	0.375%, 11/16/23		8,000	7,983,554
	0.250%, 02/09/24	EUR	2,878	3,015,059
	European Financial Stability Facility
	2.125%, 02/19/24	EUR	85,144	89,640,617
Δ	0.000%, 04/19/24	EUR	75,685	78,708,908
	1.750%, 06/27/24	EUR	18,276	19,096,118
	European Investment Bank
	3.125%, 12/14/23		41,000	40,886,439
	0.050%, 12/15/23	EUR	9,600	10,113,881
	0.875%, 12/15/23	GBP	31,788	38,426,056

52

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
2.125%, 01/15/24	EUR	9,572	$10,093,802
1.500%, 01/26/24	NOK	69,520	6,174,345
3.250%, 01/29/24		15,583	15,497,798
4.125%, 04/15/24	EUR	10,400	11,018,240
4.750%, 08/07/24	AUD	12,896	8,184,677
0.750%, 09/09/24	NOK	113,000	9,793,849
1.700%, 11/15/24	AUD	9,035	5,557,430
European Stability Mechanism
0.125%, 04/22/24	EUR	58,686	61,044,453
European Union
1.875%, 04/04/24	EUR	7,800	8,187,322
Inter-American Development Bank
1.250%, 12/15/23	GBP	123,817	149,740,824
3.000%, 02/21/24		13,467	13,360,772
4.750%, 08/27/24	AUD	22,500	14,279,326
1.700%, 10/10/24	CAD	8,072	5,637,449
Inter-American Development Bank, Floating Rate Note,
(r) SOFR + 0.280%, FRN, 5.625%, 04/12/27		6,000	5,988,489
(r) SOFR + 0.350%, FRN, 5.695%, 10/04/27		4,079	4,071,735
International Bank for Reconstruction & Development
2.500%, 03/19/24		89,543	88,500,309
2.250%, 03/28/24		12,000	11,839,449
1.800%, 07/26/24	CAD	25,953	18,262,079
International Bank for Reconstruction & Development, Floating Rate Note,
(r) SOFR + 0.370%, FRN, 5.715%, 01/12/27		17,330	17,356,308
(r) SOFR + 0.430%, FRN, 5.771%, 08/19/27		12,400	12,414,632
International Finance Corp.
1.250%, 12/15/23	GBP	4,500	5,442,218
1.450%, 07/22/24	AUD	11,952	7,410,821
1.375%, 09/13/24	CAD	1,804	1,259,476
4.000%, 04/03/25	AUD	6,492	4,070,577
Nordic Investment Bank
1.125%, 12/15/23	GBP	4,080	4,933,663
4.750%, 02/28/24	AUD	15,000	9,522,643
1.875%, 04/10/24	NOK	76,000	6,715,597
1.500%, 03/13/25	NOK	106,500	9,144,683

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			1,119,979,104

			Face
			Amount^	Value†
			(000)
SWEDEN — (6.3%)
Kommuninvest I Sverige AB
	1.000%, 11/13/23	SEK	399,000	$35,711,239
	3.250%, 01/16/24		30,663	30,511,923
	0.375%, 02/16/24		4,200	4,136,501
Ω	1.375%, 05/08/24		71,550	69,954,755
#Ω	2.875%, 07/03/24		43,817	43,004,135
	1.000%, 10/02/24	SEK	639,000	55,568,773
	1.000%, 05/12/25	SEK	184,000	15,744,901
Svensk Exportkredit AB
	1.375%, 12/15/23	GBP	15,480	18,722,322
	0.375%, 07/30/24		72,022	69,252,351
	3.625%, 09/03/24		93,900	92,257,452
Svensk Exportkredit AB, Floating Rate Note, SOFR + 1.000%, FRN
(r)	6.340%, 08/03/26		53,250	54,078,728
Svenska Handelsbanken AB
Ω	0.550%, 06/11/24		4,500	4,357,853
	0.125%, 06/18/24	EUR	8,750	9,034,899
Sweden Government Bond
	1.500%, 11/13/23	SEK	1,113,400	99,674,309

TOTAL SWEDEN				602,010,141

UNITED KINGDOM — (0.5%)
Network Rail Infrastructure Finance PLC
	4.750%, 01/22/24	GBP	39,905	48,406,180

UNITED STATES — (3.3%)
Amazon.com, Inc.
	2.730%, 04/13/24		120,000	118,415,104
	1.000%, 05/12/26		19,522	17,558,681
Apple, Inc.
	2.513%, 08/19/24	CAD	22,000	15,513,669
Exxon Mobil Corp.
	0.142%, 06/26/24	EUR	31,427	32,427,846
Procter & Gamble Co.
	1.125%, 11/02/23	EUR	1,030	1,089,843
	0.625%, 10/30/24	EUR	6,401	6,553,214
Roche Holdings, Inc.
Ω	1.882%, 03/08/24		106,000	104,574,178
Sanofi SA
	0.625%, 04/05/24	EUR	17,200	17,946,900

TOTAL UNITED STATES				314,079,435

TOTAL BONDS				5,730,238,100

53

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
U.S. TREASURY OBLIGATIONS — (9.5%)
U.S. Treasury Notes, Floating Rate Note
(r)	3M USTMMR + 0.200%, FRN, 5.598%, 01/31/25	50,000	$50,083,980
(r)	3M USTMMR + 0.169%, FRN, 5.567%, 04/30/25	639,000	639,634,425
(r)	3M USTMMR + 0.125%, FRN, 5.523%, 07/31/25	145,000	144,976,169
(r)	3M USTMMR + 0.170%, FRN, 5.568%, 10/31/25	70,000	70,008,653

TOTAL U.S. TREASURY OBLIGATIONS			904,703,227

COMMERCIAL PAPER — (28.5%)
AUSTRALIA — (2.2%)
Australia & New Zealand Banking Group Ltd.
Ω	5.460%, 11/30/23	27,000	26,879,400
Ω	5.874%, 02/20/24	23,000	22,608,558
Ω	5.871%, 02/22/24	15,000	14,739,291
Ω	5.893%, 02/22/24	50,000	49,130,971
Ω	5.550%, 03/25/24	49,000	47,890,905
Commonwealth Bank of Australia
Ω	5.470%, 01/23/24	50,000	49,367,900

TOTAL AUSTRALIA			210,617,025

CANADA — (10.2%)
Bank of Montreal
	5.540%, 01/18/24	50,000	49,395,650
Canadian Imperial Bank of Commerce
Ω	5.746%, 01/05/24	100,000	99,022,063
Ω	5.480%, 01/09/24	50,000	49,479,310
Ω	5.540%, 12/01/23	50,000	49,771,513
Ω	5.704%, 12/05/23	50,000	49,742,070
Ω	5.785%, 02/05/24	30,000	29,558,332
CDP Financial, Inc.
Ω	5.390%, 01/09/24	75,000	74,207,639
Ω	5.550%, 03/11/24	37,500	36,738,993
Ω	5.832%, 04/08/24	49,500	48,271,373
Ω	5.778%, 04/10/24	22,540	21,973,189
Export Development Canada
	5.716%, 01/17/24	50,000	49,413,700
Province of Alberta Canada
Ω	5.638%, 01/19/24	25,000	24,701,482

		Face
		Amount^	Value†
		(000)
CANADA — (Continued)
PSP Capital, Inc.
Ω	5.450%, 02/02/24	40,000	$39,436,292
Ω	5.709%, 03/05/24	50,000	49,040,335
Ω	5.731%, 05/13/24	10,000	9,698,021
Royal Bank of Canada
	5.795%, 02/13/24	150,000	147,599,438
Toronto-Dominion Bank
Ω	5.470%, 12/11/23	150,000	149,092,795

TOTAL CANADA			977,142,195

FRANCE — (1.6%)
Caisse d’Amortissement de la Dette Sociale
Ω	5.723%, 04/29/24	90,000	87,443,526
LVMH Moet Hennessy Louis Vuitton SE
Ω	5.460%, 02/06/24	17,000	16,749,483
Ω	5.490%, 03/12/24	50,000	48,989,261

TOTAL FRANCE			153,182,270

GERMANY — (0.7%)
ERSTE ABWICKLUNGSANSTALT
Ω	5.746%, 02/28/24	25,000	24,540,583
FMS Wertmanagement
Ω	5.490%, 02/26/24	45,000	44,194,719

TOTAL GERMANY			68,735,302

NETHERLANDS — (1.9%)
Cooperatieve Rabobank UA
	5.725%, 12/01/23	50,000	49,772,787
	5.560%, 02/07/24	40,000	39,402,392
	5.570%, 02/12/24	88,000	86,619,031

TOTAL NETHERLANDS			175,794,210

NORWAY — (2.6%)
DNB Bank ASA
Ω	5.460%, 01/03/24	100,000	99,054,981
Ω	5.520%, 01/03/24	50,000	49,527,490
Ω	5.540%, 01/19/24	100,000	98,806,519

TOTAL NORWAY			247,388,990

SINGAPORE — (1.1%)
United Overseas Bank Ltd.
Ω	5.600%, 02/27/24	110,500	108,425,082

UNITED STATES — (8.2%)
Caisse des Depots et Consignations
Ω	5.736%, 03/01/24	30,000	29,439,146

54

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
Ω	5.684%, 03/04/24	25,000	$24,520,660
Ω	5.701%, 03/11/24	35,000	34,289,726
Ω	5.720%, 03/12/24	50,000	48,977,304
Ω	5.750%, 03/26/24	37,000	36,159,735
Cooperatieve Rabobank UA
	5.550%, 02/12/24	20,000	19,686,143
FMS Wertmanagement
Ω	5.465%, 03/04/24	20,000	19,620,463
National Securities Clearing Corp.
Ω	5.460%, 02/02/24	29,000	28,586,011
Ω	5.470%, 03/12/24	50,000	48,977,304
Ω	5.480%, 04/08/24	68,500	66,477,119
Ω	5.739%, 04/22/24	46,000	44,752,843
Ω	5.747%, 04/22/24	40,000	38,915,516
Ω	5.752%, 04/24/24	43,000	41,820,037
NRW Bank
Ω	5.723%, 02/06/24	50,000	49,251,298
Ω	5.709%, 02/09/24	25,000	24,613,909
Ω	5.703%, 02/12/24	25,000	24,602,152
Ω	5.714%, 02/20/24	15,000	14,742,431
Ω	5.520%, 02/28/24	39,000	38,281,100
Ω	5.741%, 03/04/24	40,000	39,232,408
Ω	5.751%, 03/25/24	25,000	24,441,077
Oesterreichische Kontrollbank AG
	5.659%, 02/12/24	22,141	21,792,709
	5.736%, 04/05/24	65,000	63,421,239

TOTAL UNITED STATES			782,600,330

TOTAL COMMERCIAL PAPER (Cost $2,724,610,565)			2,723,885,404

		Face
		Amount^	Value†
		(000)
FOREIGN SOVEREIGN OBLIGATIONS — (1.9%)
CANADA — (0.1%)
Canada Treasury Bills
5.172%, 02/01/24	CAD	22,400	$15,946,926

FINLAND — (0.3%)
Finland T-Bills
3.062%, 11/13/23	EUR	25,000	26,421,506

UNITED KINGDOM — (1.5%)
U.K. Treasury Bills
4.797%, 11/20/23	GBP	25,000	30,302,631
5.067%, 12/04/23	GBP	92,000	111,288,071

TOTAL UNITED KINGDOM			141,590,702

TOTAL FOREIGN SOVEREIGN OBLIGATIONS			183,959,134

TOTAL INVESTMENT SECURITIES (Cost $9,669,579,622)			9,566,389,323

		Shares
SECURITIES LENDING COLLATERAL — (0.0%)
@§ The DFA Short Term Investment Fund		10,936	126,495

TOTAL INVESTMENTS — (100.0%) (Cost $9,669,706,117)			$9,566,515,818

As of October 31, 2023, DFA Five-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	63,498,864	NOK	687,680,056	Citibank, N.A.	11/10/23	$1,924,128
USD	109,440,873	GBP	88,504,411	Barclays Capital	11/21/23	1,856,528
USD	66,821,049	DKK	456,831,521	Bank of America Corp.	11/22/23	1,992,450
USD	115,420,221	GBP	94,164,213	Barclays Capital	11/22/23	955,246
DKK	88,406,025	USD	12,477,697	State Street Bank and Trust	11/22/23	67,931
USD	15,276,080	NZD	25,854,286	HSBC Bank	11/27/23	212,263
USD	4,843,970	EUR	4,461,044	Bank of America Corp.	11/28/23	118,832
DKK	75,940,382	USD	10,766,989	Citibank, N.A.	12/04/23	16,126
USD	75,543,620	DKK	521,310,516	HSBC Bank	12/04/23	1,520,402
DKK	133,224,310	USD	18,876,911	State Street Bank and Trust	12/04/23	40,206

55

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	93,580,502	EUR	87,472,229	Bank of New York Mellon	12/14/23	$852,752
EUR	23,768,776	USD	25,177,692	Barclays Capital	12/21/23	29,605
USD	76,648,888	SEK	840,141,699	State Street Bank and Trust	12/22/23	1,195,815
USD	91,310,421	AUD	142,382,163	Bank of America Corp.	12/27/23	822,053
EUR	49,389,642	USD	52,275,894	Citibank, N.A.	12/27/23	121,490
USD	112,958,521	GBP	92,506,757	State Street Bank and Trust	12/27/23	469,306
GBP	2,794,712	USD	3,392,570	State Street Bank and Trust	12/27/23	5,830
USD	145,504,295	GBP	118,688,522	Bank of America Corp.	12/28/23	1,176,039
GBP	14,867,429	USD	18,026,951	Barclays Capital	12/28/23	52,220
USD	61,311,998	EUR	57,623,100	State Street Bank and Trust	12/28/23	176,134
USD	115,138,766	AUD	176,706,514	State Street Bank and Trust	12/28/23	2,832,144
GBP	20,614,796	USD	25,027,869	State Street Bank and Trust	12/28/23	40,246
USD	16,347,702	CAD	22,407,419	Royal Bank of Canada	01/03/24	170,486
USD	82,096,973	CAD	112,382,284	State Street Bank and Trust	01/03/24	961,681
USD	83,040,950	CAD	114,018,197	Bank of America Corp.	01/04/24	723,353
USD	124,452,457	AUD	195,602,522	State Street Bank and Trust	01/04/24	106,561
USD	9,549,521	CAD	13,097,924	State Street Bank and Trust	01/04/24	93,227
USD	41,121,195	DKK	288,738,971	HSBC Bank	01/05/24	30,426
DKK	184,819,567	USD	26,268,557	HSBC Bank	01/05/24	33,325
USD	106,899,024	GBP	87,507,609	State Street Bank and Trust	01/05/24	479,033
USD	82,939,497	EUR	78,082,919	Barclays Capital	01/09/24	46,574
USD	79,511,279	EUR	74,651,083	State Street Bank and Trust	01/10/24	258,120
USD	100,210,981	AUD	155,669,042	State Street Bank and Trust	01/10/24	1,233,283
USD	68,088,229	GBP	55,354,470	State Street Bank and Trust	01/10/24	768,151
EUR	676,008	USD	715,089	Barclays Capital	01/11/24	2,625
USD	97,047,040	EUR	91,026,041	HSBC Bank	01/11/24	405,203
USD	64,019,696	SEK	692,682,844	Morgan Stanley and Co. International	01/11/24	1,742,102
EUR	51,696,412	USD	54,809,503	State Street Bank and Trust	01/11/24	76,288
EUR	3,563,117	USD	3,760,663	UBS AG	01/11/24	22,278
EUR	16,745,256	USD	17,758,391	State Street Bank and Trust	01/12/24	20,734
USD	19,397,268	NZD	32,917,476	State Street Bank and Trust	01/16/24	214,591
USD	94,420,203	CAD	129,336,077	Bank of America Corp.	01/18/24	1,023,811
USD	85,338,806	EUR	80,251,774	Bank of America Corp.	01/19/24	106,027
USD	91,042,915	EUR	85,473,873	Barclays Capital	01/22/24	251,960
USD	79,280,316	EUR	74,267,755	HSBC Bank	01/23/24	389,116
USD	72,788,952	SEK	800,233,907	State Street Bank and Trust	01/23/24	809,923
USD	87,126,270	CAD	119,139,946	UBS AG	01/23/24	1,086,222
USD	114,910,807	CAD	158,492,822	HSBC Bank	01/25/24	447,584

Total Appreciation						$27,980,430
DKK	293,824,581	USD	41,786,627	HSBC Bank	11/22/23	$(90,213)
GBP	8,684,347	USD	10,628,758	State Street Bank and Trust	11/22/23	(72,162)
USD	67,786,630	NOK	762,011,333	Citibank, N.A.	11/27/23	(478,233)
USD	90,829,543	AUD	144,016,466	HSBC Bank	11/27/23	(601,632)
USD	26,511,872	NZD	45,753,117	UBS AG	11/27/23	(145,857)
DKK	206,528,490	USD	29,791,953	HSBC Bank	12/04/23	(466,046)
DKK	68,563,958	USD	9,774,634	State Street Bank and Trust	12/04/23	(38,930)
EUR	31,987,543	USD	33,967,850	Royal Bank of Canada	12/14/23	(58,426)
USD	94,457,370	EUR	89,294,015	State Street Bank and Trust	12/21/23	(240,846)
EUR	19,539,000	USD	20,907,842	State Street Bank and Trust	12/21/23	(186,314)
USD	59,332,161	EUR	56,136,543	HSBC Bank	12/22/23	(205,370)
USD	94,643,416	EUR	89,477,233	State Street Bank and Trust	12/27/23	(282,822)
GBP	7,200,804	USD	8,778,954	State Street Bank and Trust	12/28/23	(22,593)
USD	82,917,464	EUR	78,831,651	State Street Bank and Trust	01/02/24	(744,619)
USD	77,985,251	GBP	64,238,861	State Street Bank and Trust	01/03/24	(136,042)
USD	85,692,122	EUR	81,209,904	State Street Bank and Trust	01/03/24	(497,722)
USD	72,563,768	EUR	68,681,388	Bank of America Corp.	01/04/24	(332,486)
USD	25,663,465	GBP	21,123,073	State Street Bank and Trust	01/04/24	(24,612)

56

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	82,491,035	EUR	77,762,646	Barclays Capital	01/05/24	$(47,400)
USD	91,909,764	EUR	86,995,320	Barclays Capital	01/12/24	(456,733)
USD	78,805,272	EUR	74,501,753	Bank of New York Mellon	01/16/24	(310,179)
USD	94,795,865	AUD	149,386,103	HSBC Bank	01/16/24	(204,090)
USD	75,965,951	GBP	62,620,785	HSBC Bank	01/18/24	(195,226)
USD	98,982,471	AUD	156,307,248	State Street Bank and Trust	01/18/24	(424,846)
USD	91,817,979	EUR	86,595,091	State Street Bank and Trust	01/18/24	(147,792)
USD	86,317,106	GBP	71,363,133	State Street Bank and Trust	01/25/24	(480,823)

Total (Depreciation)						$(6,892,014)

Total Appreciation (Depreciation)						$21,088,416

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$23,603,458	—	$23,603,458
Bonds
Australia	—	677,692,891	—	677,692,891
Austria	—	61,010,999	—	61,010,999
Belgium	—	115,549,535	—	115,549,535
Canada	—	922,485,380	—	922,485,380
Denmark	—	95,107,500	—	95,107,500
Finland	—	84,129,432	—	84,129,432
France	—	339,522,320	—	339,522,320
Germany	—	436,865,909	—	436,865,909
Ireland	—	152,187,333	—	152,187,333
Netherlands	—	433,739,054	—	433,739,054
New Zealand	—	60,748,964	—	60,748,964
Norway	—	256,965,407	—	256,965,407
Singapore	—	9,758,516	—	9,758,516
Supranational Organization Obligations	—	1,119,979,104	—	1,119,979,104
Sweden	—	602,010,141	—	602,010,141
United Kingdom	—	48,406,180	—	48,406,180
United States	—	314,079,435	—	314,079,435
U.S. Treasury Obligations	—	904,703,227	—	904,703,227
Commercial Paper	—	2,723,885,404	—	2,723,885,404
Foreign Sovereign Obligations	—	183,959,134	—	183,959,134
Securities Lending Collateral	—	126,495	—	126,495
Forward Currency Contracts**	—	21,088,416	—	21,088,416

TOTAL	—	$9,587,604,234	—	$9,587,604,234

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

57

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face
			Amount^	Value†
			(000)
BONDS — (96.2%)
AUSTRALIA — (7.3%)
New South Wales Treasury Corp.
	2.000%, 03/20/31	AUD	20,000	$10,123,985
	1.750%, 03/20/34	AUD	6,000	2,627,956
	4.750%, 02/20/35	AUD	5,000	2,897,485
Queensland Treasury Corp.
	3.500%, 08/21/30	AUD	17,500	10,054,142
	1.750%, 08/21/31	AUD	7,000	3,439,822
	1.750%, 07/20/34	AUD	7,000	3,047,584
South Australian Government Financing Authority
	1.750%, 05/24/32	AUD	6,000	2,832,036
Treasury Corp. of Victoria
	4.250%, 12/20/32	AUD	10,000	5,733,254
	2.250%, 11/20/34	AUD	51,500	23,076,766
	2.000%, 09/17/35	AUD	11,000	4,644,466
	2.000%, 11/20/37	AUD	4,200	1,635,095
Western Australian Treasury Corp.
	2.000%, 10/24/34	AUD	10,000	4,475,869

TOTAL AUSTRALIA				74,588,460

CANADA — (12.2%)
CPPIB Capital, Inc.
	0.875%, 02/06/29	EUR	12,100	11,225,761
	1.500%, 03/04/33	EUR	31,520	27,501,500
Ontario Teachers’ Finance Trust
	0.100%, 05/19/28	EUR	37,000	33,458,533
	1.850%, 05/03/32	EUR	13,000	11,770,991
Province of Quebec Canada
	0.875%, 07/05/28	EUR	5,000	4,709,107
Δ	0.000%, 10/15/29	EUR	30,700	26,466,402
Δ	0.000%, 10/29/30	EUR	11,500	9,540,903

TOTAL CANADA				124,673,197

DENMARK — (4.3%)
Denmark Government Bond
	0.500%, 11/15/29	DKK	196,000	24,196,604
Δ	0.000%, 11/15/31	DKK	152,000	17,056,733
Kommunekredit
Δ	0.000%, 11/17/29	EUR	2,917	2,536,561

TOTAL DENMARK				43,789,898

FINLAND — (6.3%)
Finland Government Bond
	1.125%, 04/15/34	EUR	45,000	38,043,996

		Face
		Amount^	Value†
		(000)
FINLAND — (Continued)
Kuntarahoitus OYJ
1.250%, 02/23/33	EUR	30,511	$26,690,353

TOTAL FINLAND			64,734,349

FRANCE — (24.3%)
Action Logement Services
0.500%, 10/30/34	EUR	25,200	18,643,131
Agence Francaise de Developpement EPIC
0.875%, 05/25/31	EUR	5,500	4,779,970
1.375%, 07/05/32	EUR	13,000	11,436,187
0.500%, 05/31/35	EUR	5,000	3,662,805
French Republic Government Bond OAT
1.250%, 05/25/34	EUR	75,000	64,070,882
4.750%, 04/25/35	EUR	35,000	41,266,440
1.250%, 05/25/36	EUR	65,000	52,601,107
SNCF Reseau
5.250%, 12/07/28	GBP	11,713	14,386,042
5.000%, 10/10/33	EUR	11,000	12,718,258
Societe Nationale SNCF SACA
0.625%, 04/17/30	EUR	26,000	22,815,922
Unedic Asseo
1.250%, 05/25/33	EUR	3,400	2,948,688

TOTAL FRANCE			249,329,432

GERMANY — (5.7%)
Deutsche Bahn Finance GmbH
1.625%, 08/16/33	EUR	4,773	4,217,900
Kreditanstalt fuer Wiederaufbau
0.125%, 01/09/32	EUR	18,000	14,741,529
5.750%, 06/07/32	GBP	14,775	19,226,836
0.050%, 09/29/34	EUR	10,000	7,332,974
State of North Rhine-Westphalia Germany
2.375%, 05/13/33	EUR	4,600	4,465,634
1.100%, 03/13/34	EUR	10,000	8,416,765

TOTAL GERMANY			58,401,638

NETHERLANDS — (1.7%)
BNG Bank NV
3.300%, 04/26/29	AUD	25,000	14,268,693
1.250%, 03/30/37	EUR	4,500	3,517,122

TOTAL NETHERLANDS			17,785,815

58

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
NORWAY — (4.3%)
Equinor ASA
6.875%, 03/11/31	GBP	19,124	$25,128,339
Norway Government Bond
1.375%, 08/19/30	NOK	250,000	18,912,223

TOTAL NORWAY			44,040,562

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (13.9%)
Asian Development Bank
2.350%, 06/21/27	JPY	1,830,000	12,978,976
Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial
3.350%, 05/21/29	AUD	15,000	8,514,879
0.150%, 10/10/34	EUR	30,000	22,017,332
European Financial Stability Facility
1.250%, 05/24/33	EUR	30,000	26,060,820
European Investment Bank
1.900%, 01/26/26	JPY	2,297,800	15,740,943
2.150%, 01/18/27	JPY	517,100	3,613,067
3.875%, 06/08/37	GBP	4,250	4,613,606
European Stability Mechanism
1.200%, 05/23/33	EUR	36,750	31,931,737
European Union
1.250%, 04/04/33	EUR	10,000	8,744,437
International Bank for Reconstruction & Development
1.200%, 08/08/34	EUR	10,000	8,408,998

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			142,624,795

		Face
		Amount^	Value†
		(000)
SWITZERLAND — (2.8%)
Swiss Confederation Government Bond
4.000%, 04/08/28	CHF	22,900	28,395,648

UNITED KINGDOM — (13.4%)
U.K. Gilts
0.625%, 07/31/35	GBP	169,600	$131,653,505
1.750%, 09/07/37	GBP	6,500	5,491,582

TOTAL UNITED KINGDOM			137,145,087

TOTAL BONDS			985,508,881

U.S. TREASURY OBLIGATIONS — (3.8%)
U.S. Treasury Bonds
4.500%, 05/15/38		24,000	22,563,750
U.S. Treasury Notes
2.375%, 03/31/29		19,000	16,727,422

TOTAL U.S. TREASURY OBLIGATIONS			39,291,172

TOTAL INVESTMENT SECURITIES (Cost $1,345,876,949)			1,024,800,053

TOTAL INVESTMENTS — (100.0%) (Cost $1,345,876,949)			$1,024,800,053

As of October 31, 2023, DFA World ex U.S. Government Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
AUD	2,112,297	USD	1,339,789	Australia and New Zealand Bank	11/27/23	$1,237
EUR	7,170,255	USD	7,580,614	Barclays Capital	12/14/23	20,446
USD	87,126,686	EUR	81,438,972	State Street Bank and Trust	12/14/23	794,684
USD	42,827,761	DKK	300,012,119	HSBC Bank	12/20/23	178,977
USD	62,452,746	GBP	50,937,748	Bank of America Corp.	12/28/23	511,151
USD	33,628,999	JPY	4,934,756,250	Bank of New York Mellon	01/04/24	725,403
USD	29,528,167	CHF	26,517,688	State Street Bank and Trust	01/09/24	147,797

59

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	72,996,273	GBP	59,359,709	State Street Bank and Trust	01/10/24	$805,170
USD	83,916,633	EUR	78,705,421	Barclays Capital	01/11/24	355,528
USD	70,959,354	GBP	57,617,793	State Street Bank and Trust	01/11/24	886,237
USD	83,745,810	EUR	78,635,678	Barclays Capital	01/22/24	218,435
USD	86,485,716	EUR	81,002,336	HSBC Bank	01/23/24	440,683

Total Appreciation						$5,085,748
USD	18,846,156	NOK	212,012,391	Citibank, N.A.	11/27/23	$(146,996)
USD	99,148,533	AUD	157,241,723	HSBC Bank	11/27/23	(678,910)
USD	436,709	DKK	3,089,490	Bank of America Corp.	12/20/23	(2,483)
DKK	3,294,227	USD	468,910	Citibank, N.A.	12/20/23	(613)
DKK	9,458,818	USD	1,346,962	HSBC Bank	12/20/23	(2,326)
USD	75,113,396	EUR	71,029,592	Morgan Stanley and Co. International	12/27/23	(241,772)
USD	6,974,506	EUR	6,618,709	State Street Bank and Trust	12/27/23	(47,270)
USD	2,481,272	GBP	2,046,491	Bank of New York Mellon	12/28/23	(7,313)
USD	2,227,191	GBP	1,833,404	State Street Bank and Trust	12/28/23	(2,275)
USD	83,635,125	EUR	78,832,239	Bank of America Corp.	01/05/24	(38,593)
GBP	2,360,969	USD	2,875,917	Royal Bank of Canada	01/10/24	(4,593)
GBP	2,669,504	USD	3,251,987	Citibank, N.A.	01/11/24	(5,413)
USD	80,751,241	EUR	76,158,007	State Street Bank and Trust	01/18/24	(130,131)
EUR	5,947,314	USD	6,331,760	Barclays Capital	01/23/24	(14,203)

Total (Depreciation)						$(1,322,891)

Total Appreciation (Depreciation)						$3,762,857

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$74,588,460	—	$74,588,460
Canada	—	124,673,197	—	124,673,197
Denmark	—	43,789,898	—	43,789,898
Finland	—	64,734,349	—	64,734,349
France	—	249,329,432	—	249,329,432
Germany	—	58,401,638	—	58,401,638
Netherlands	—	17,785,815	—	17,785,815
Norway	—	44,040,562	—	44,040,562
Supranational Organization Obligations	—	142,624,795	—	142,624,795
Switzerland	—	28,395,648	—	28,395,648
United Kingdom	—	137,145,087	—	137,145,087
U.S. Treasury Obligations	—	39,291,172	—	39,291,172
Forward Currency Contracts**	—	3,762,857	—	3,762,857

TOTAL	—	$1,028,562,910	—	$1,028,562,910

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

60

DFA SHORT-TERM GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

		Face
		Amount	Value†
		(000)
AGENCY OBLIGATIONS — (8.9%)
Federal Home Loan Bank Discount Notes
∞	5.082%, 12/12/23	4,750	$4,722,144
∞	5.202%, 12/19/23	9,500	9,434,810
∞	5.496%, 01/17/24	58,507	57,862,530
∞	5.295%, 02/06/24	6,000	5,916,152
∞	5.515%, 02/27/24	31,320	30,798,128
∞	5.518%, 05/03/24	27,850	27,141,578

TOTAL AGENCY OBLIGATIONS			135,875,342

U.S. TREASURY OBLIGATIONS — (88.9%)
U.S. Treasury Bills
∞	5.447%, 01/11/24	122,000	120,725,362
∞	5.482%, 01/18/24	90,850	89,804,279
∞	5.509%, 01/23/24	95,250	94,082,530
∞	5.464%, 01/25/24	101,650	100,376,363
∞	5.544%, 04/25/24	143,000	139,271,874
U.S. Treasury Notes
	0.250%, 11/15/23	110,450	110,235,725
	0.500%, 11/30/23	118,600	118,141,796
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.125%, FRN
(r)	5.523%, 07/31/25	147,375	147,350,779
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.169%, FRN
(r)	5.567%, 04/30/25	148,325	148,472,263
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.170%, FRN
(r)	5.568%, 10/31/25	146,700	146,718,135
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.200%, FRN
(r)	5.598%, 01/31/25	148,250	148,498,999

TOTAL U.S. TREASURY OBLIGATIONS			1,363,678,105

TOTAL INVESTMENT SECURITIES (Cost $1,498,897,724)			1,499,553,447

		Shares
TEMPORARY CASH INVESTMENTS — (2.2%) State Street Institutional U.S. Government Money Market Fund 5.300%		33,607,474	33,607,474

TOTAL INVESTMENTS — (100.0%) (Cost $1,532,505,198)			$1,533,160,921

61

DFA SHORT-TERM GOVERNMENT PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$135,875,342	—	$135,875,342
U.S. Treasury Obligations	—	1,363,678,105	—	1,363,678,105
Temporary Cash Investments	$33,607,474	—	—	33,607,474

TOTAL	$33,607,474	$1,499,553,447	—	$1,533,160,921

See accompanying Notes to Financial Statements.

62

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Face
	Amount	Value†
	(000)
AGENCY OBLIGATIONS — (26.6%)
Federal Home Loan Banks
4.375%, 03/13/26	6,080	$5,986,733
5.750%, 06/12/26	16,080	16,331,150
1.875%, 09/11/26	2,500	2,288,699
3.000%, 09/11/26	62,930	59,547,718
2.125%, 12/11/26	30,250	27,787,175
2.500%, 12/10/27	97,640	88,822,775
3.000%, 03/10/28	51,070	47,159,300
3.250%, 06/09/28	202,360	187,982,443
3.250%, 11/16/28	270,180	250,284,501
2.125%, 09/14/29	12,635	10,777,229
2.125%, 12/14/29	28,270	23,875,636
4.500%, 09/13/30	1,690	1,622,693
5.500%, 07/15/36	151,980	155,201,952
Tennessee Valley Authority
2.875%, 02/01/27	170,019	159,074,530
7.125%, 05/01/30	159,440	176,121,165
1.500%, 09/15/31	77,768	58,802,338
4.700%, 07/15/33	19,000	18,085,437
4.650%, 06/15/35	7,635	7,131,704
5.880%, 04/01/36	71,490	74,177,367
6.150%, 01/15/38	709	745,389
5.500%, 06/15/38	6,207	6,204,833

TOTAL AGENCY OBLIGATIONS		1,378,010,767

U.S. TREASURY OBLIGATIONS — (73.2%)
U.S. Treasury Bonds
6.750%, 08/15/26	8,183	8,568,287
6.500%, 11/15/26	15,000	15,667,969
6.625%, 02/15/27	5,000	5,255,469
6.125%, 11/15/27	170,500	178,225,781
5.500%, 08/15/28	76,500	78,591,797
5.250%, 11/15/28	42,932	43,641,486
5.250%, 02/15/29	41,500	42,130,605
6.125%, 08/15/29	6,278	6,658,604
6.250%, 05/15/30	29,789	31,999,168
5.375%, 02/15/31	13,250	13,647,500
4.500%, 02/15/36	79,750	76,846,602
4.750%, 02/15/37	322,750	316,673,224
5.000%, 05/15/37	328,000	328,448,438
4.375%, 02/15/38	159,000	148,050,117
4.500%, 05/15/38	128,650	120,951,102
U.S. Treasury Notes
1.625%, 02/15/26	4,000	3,709,219
2.250%, 03/31/26	8,000	7,509,062
2.375%, 04/30/26	13,000	12,217,969
1.625%, 05/15/26	83,000	76,444,296
2.125%, 05/31/26	25,000	23,303,711
1.875%, 06/30/26	22,750	21,045,527
1.875%, 07/31/26	45,000	41,505,469

	Face
	Amount	Value†
	(000)
1.500%, 08/15/26	65,000	$59,251,562
1.375%, 08/31/26	11,000	9,981,211
1.625%, 09/30/26	19,000	17,337,500
1.625%, 10/31/26	31,000	28,194,258
2.000%, 11/15/26	122,550	112,607,174
1.500%, 01/31/27	5,000	4,496,484
2.250%, 02/15/27	51,500	47,422,246
1.125%, 02/28/27	55,500	49,186,875
0.625%, 03/31/27	5,000	4,337,500
0.500%, 04/30/27	5,000	4,301,758
2.375%, 05/15/27	161,000	147,943,906
0.500%, 05/31/27	22,000	18,862,422
0.500%, 06/30/27	12,250	10,470,400
0.375%, 07/31/27	3,000	2,541,914
2.250%, 08/15/27	114,400	104,059,313
0.500%, 08/31/27	5,000	4,243,555
0.375%, 09/30/27	5,000	4,205,664
0.500%, 10/31/27	7,000	5,897,773
2.250%, 11/15/27	5,000	4,522,852
0.625%, 11/30/27	5,000	4,221,289
2.750%, 02/15/28	28,750	26,416,308
1.125%, 02/29/28	5,000	4,277,344
1.250%, 03/31/28	5,000	4,287,695
1.250%, 04/30/28	37,000	31,656,680
2.875%, 05/15/28	88,000	80,935,937
1.250%, 06/30/28	13,500	11,480,273
1.000%, 07/31/28	6,000	5,024,297
2.875%, 08/15/28	10,750	9,840,029
1.250%, 09/30/28	25,000	21,075,195
1.375%, 10/31/28	50,875	43,041,045
3.125%, 11/15/28	21,000	19,363,477
2.625%, 02/15/29	130,000	116,400,781
2.375%, 05/15/29	232,500	204,263,965
1.625%, 08/15/29	69,000	57,844,101
4.000%, 10/31/29	23,500	22,379,160
1.750%, 11/15/29	44,250	37,145,801
3.875%, 11/30/29	91,750	86,710,918
3.875%, 12/31/29	86,250	81,448,975
3.500%, 01/31/30	16,000	14,779,375
1.500%, 02/15/30	38,400	31,393,500
4.000%, 02/28/30	38,000	36,091,094
3.625%, 03/31/30	5,000	4,643,359
3.500%, 04/30/30	12,600	11,610,211
0.625%, 05/15/30	255,250	194,578,272
3.750%, 06/30/30	20,000	18,673,438
4.000%, 07/31/30	22,000	20,839,844
0.625%, 08/15/30	229,250	173,173,300
1.250%, 08/15/31	214,250	164,102,109
1.375%, 11/15/31	7,500	5,756,250

63

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

	Face
	Amount	Value†
	(000)
2.875%, 05/15/32	16,000	$13,729,375

TOTAL U.S. TREASURY OBLIGATIONS		3,798,139,166

TOTAL INVESTMENT SECURITIES (Cost $5,909,517,553)		5,176,149,933

	Shares	Value†
TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund 5.300%	10,188,847	$10,188,847

TOTAL INVESTMENTS — (100.0%) (Cost $5,919,706,400)		$5,186,338,780

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,378,010,767	—	$1,378,010,767
U.S. Treasury Obligations	—	3,798,139,166	—	3,798,139,166
Temporary Cash Investments	$10,188,847	—	—	10,188,847

TOTAL	$10,188,847	$5,176,149,933	—	$5,186,338,780

See accompanying Notes to Financial Statements.

64

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face
			Amount^	Value†
			(000)
	BONDS — (74.6%)
	ABB Finance BV
	0.625%, 03/31/24	EUR	3,767	$3,930,277
	ABN AMRO Bank NV
	2.375%, 06/01/27	EUR	1,000	990,602
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	4.875%, 01/16/24		2,600	2,591,870
	2.875%, 08/14/24		6,000	5,830,813
	3.500%, 01/15/25		4,000	3,857,086
	6.500%, 07/15/25		7,102	7,085,599
	4.450%, 10/01/25		1,800	1,726,862
	1.750%, 01/30/26		16,100	14,477,528
	4.450%, 04/03/26		410	392,135
	AES Corp.
Ω	3.300%, 07/15/25		400	377,936
	1.375%, 01/15/26		8,849	7,864,907
	Aetna, Inc.
	3.500%, 11/15/24		1,236	1,204,839
	Affiliated Managers Group, Inc.
	4.250%, 02/15/24		33,658	33,478,888
	AIB Group PLC
	1.250%, 05/28/24	EUR	8,303	8,638,831
	ALD SA
	1.250%, 03/02/26	EUR	1,700	1,676,397
	Alimentation Couche-Tard, Inc.
	3.056%, 07/26/24	CAD	20,100	14,230,380
	Altria Group, Inc.
	2.350%, 05/06/25		5,000	4,738,615
	2.200%, 06/15/27	EUR	5,000	4,915,267
	Amcor Flexibles North America, Inc.
	4.000%, 05/17/25		16,150	15,636,852
	American Express Co.
	2.500%, 07/30/24		8,900	8,681,486
	2.250%, 03/04/25		3,080	2,929,300
	American Express Co., Floating Rate Note, SOFR + 0.650%, FRN
(r)	5.991%, 11/04/26		18,500	18,230,125
	American Express Co., Floating Rate Note, SOFR + 0.720%, FRN
(r)	6.061%, 05/03/24		775	775,621
	American Honda Finance Corp.
	0.550%, 07/12/24		50,000	48,237,464
	1.950%, 10/18/24	EUR	1,550	1,606,815

			Face
			Amount^	Value†
			(000)
	American Medical Systems Europe BV
	0.750%, 03/08/25	EUR	2,000	$2,021,619
	American Tower Corp.
	3.375%, 05/15/24		6,200	6,109,310
	2.400%, 03/15/25		4,300	4,083,425
	4.000%, 06/01/25		7,489	7,240,224
	0.450%, 01/15/27	EUR	2,000	1,866,060
	3.125%, 01/15/27		800	726,110
	American Water Capital Corp.
	3.400%, 03/01/25		1,676	1,622,228
	Amgen, Inc.
	3.625%, 05/22/24		4,928	4,866,418
	2.000%, 02/25/26	EUR	3,000	3,041,747
	5.500%, 12/07/26	GBP	1,000	1,215,836
	Aon Global Ltd.
	3.500%, 06/14/24		10,000	9,844,757
	2.875%, 05/14/26	EUR	2,900	2,967,660
	APA Infrastructure Ltd.
Ω	4.200%, 03/23/25		12,284	11,957,800
	4.200%, 03/23/25		11,334	11,033,027
	ArcelorMittal SA
	6.125%, 06/01/25		1,000	1,002,069
	Argentum Netherlands BV for Givaudan SA
	1.125%, 09/17/25	EUR	2,200	2,206,471
	Arrow Electronics, Inc.
	3.250%, 09/08/24		7,895	7,691,537
	Arval Service Lease SA
	0.875%, 02/17/25	EUR	9,600	9,698,673
	4.125%, 04/13/26	EUR	6,000	6,301,698
	Asian Development Bank
	0.375%, 06/11/24		13,500	13,081,251
	Asian Infrastructure Investment Bank
	1.000%, 05/06/26	AUD	800	456,700
	Asian Infrastructure Investment Bank, Floating Rate Note, SOFR + 0.620%, FRN
(r)	5.961%, 08/16/27		6,000	6,019,908
	AT&T, Inc.
	2.850%, 05/25/24	CAD	17,550	12,452,495
	0.250%, 03/04/26	EUR	4,800	4,662,423
	Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M Swap + 0.830%, FRN
(r)	4.970%, 03/31/26	AUD	3,300	2,095,585

65

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M Swap + 0.920%, FRN
(r)	5.110%, 11/04/25	AUD	7,000	$4,459,795
Australia & New Zealand Banking Group Ltd., Floating Rate Note, SOFR + 0.750%, FRN
(r)Ω	6.095%, 07/03/25		11,820	11,851,052
AvalonBay Communities, Inc.
	4.200%, 12/15/23		605	603,628
Banco Bilbao Vizcaya Argentaria SA
	1.750%, 11/26/25	EUR	17,700	17,879,418
	0.375%, 11/15/26	EUR	1,300	1,235,994
Banco Santander SA
	0.250%, 06/19/24	EUR	800	826,359
	3.496%, 03/24/25		4,000	3,847,013
Bank of America Corp.
	2.375%, 06/19/24	EUR	5,250	5,494,255
	2.300%, 07/25/25	GBP	2,907	3,327,099
Bank of Montreal
	2.850%, 03/06/24	CAD	42,000	30,003,764
	0.625%, 07/09/24		400	385,414
	2.280%, 07/29/24	CAD	8,750	6,157,653
Bank of Montreal, Floating Rate Note, 3M Swap + 1.000%, FRN
(r)	5.154%, 07/17/24	AUD	14,000	8,897,136
Bank of Montreal, Floating Rate Note, SOFR + 0.620%, FRN
(r)	5.964%, 09/15/26		1,545	1,527,605
Bank of Montreal, Floating Rate Note, SOFR + 0.710%, FRN
(r)	6.054%, 12/12/24		1,380	1,380,108
Bank of Montreal, Floating Rate Note, SOFR + 1.330%, FRN
(r)	6.674%, 06/05/26		6,000	6,025,858
Bank of New York Mellon Corp.
	1.600%, 04/24/25		6,500	6,097,854
Bank of New Zealand
Ω	3.500%, 02/20/24		1,750	1,736,670
#Ω	1.000%, 03/03/26		20	17,900
Bank of Nova Scotia
	3.400%, 02/11/24		2,801	2,779,523
	0.650%, 07/31/24		300	288,229
	1.050%, 03/02/26		5,650	5,038,494

			Face
			Amount^	Value†
			(000)
Bank of Nova Scotia, Floating Rate Note, SOFR + 0.380%, FRN
(r)	5.726%, 07/31/24		4,284	$4,285,137
Bank of Nova Scotia, Floating Rate Note, SOFR + 0.445%, FRN
(r)	5.789%, 04/15/24		5,000	4,998,131
Bank of Nova Scotia, Floating Rate Note, SOFR + 0.460%, FRN
(r)	5.806%, 01/10/25		290	288,756
Bank of Nova Scotia, Floating Rate Note, SOFR + 0.900%, FRN
#(r)	6.246%, 04/11/25		7,500	7,498,200
Bank of Nova Scotia, Floating Rate Note, SOFR + 1.090%, FRN
(r)	6.434%, 06/12/25		24,600	24,672,095
Banque Federative du Credit Mutuel SA
	2.250%, 12/18/23	GBP	2,800	3,386,514
#Ω	2.375%, 11/21/24		2,700	2,596,598
Ω	0.998%, 02/04/25		2,950	2,759,370
	0.998%, 02/04/25		4,400	4,115,671
	0.010%, 03/07/25	EUR	11,200	11,206,755
	1.000%, 05/23/25	EUR	5,400	5,444,053
	1.000%, 07/16/26	GBP	1,300	1,391,637
Banque Federative du Credit Mutuel SA, Floating Rate Note, SOFR + 0.410%, FRN
(r)Ω	5.751%, 02/04/25		6,623	6,580,032
Banque Federative du Credit Mutuel SA, Floating Rate Note, SOFR + 1.400%, FRN
(r)Ω	6.745%, 07/13/26		2,850	2,857,211
Banque Stellantis France SACA
	0.625%, 06/21/24	EUR	8,754	9,061,333
Δ	0.000%, 01/22/25	EUR	7,800	7,843,131
	3.875%, 01/19/26	EUR	5,600	5,877,947
Barclays PLC
	3.125%, 01/17/24	GBP	3,207	3,871,947
	3.650%, 03/16/25		12,419	11,942,782
	4.375%, 01/12/26		5,380	5,135,352
BAT Capital Corp.
	3.222%, 08/15/24		2,204	2,154,617
BAT International Finance PLC
	1.668%, 03/25/26		10,422	9,385,720

66

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
Baxter International, Inc.
	0.400%, 05/15/24	EUR	6,014	$6,237,636
Bayer Capital Corp. BV
	1.500%, 06/26/26	EUR	2,000	1,982,880
Bayer U.S. Finance II LLC
Ω	3.375%, 07/15/24		1,770	1,737,025
Ω	2.850%, 04/15/25		1,523	1,446,738
Bayer U.S. Finance LLC
Ω	3.375%, 10/08/24		1,000	973,930
Becton Dickinson & Co.
	3.363%, 06/06/24		1,054	1,037,270
Belfius Bank SA
	0.375%, 09/02/25	EUR	2,800	2,760,288
	0.010%, 10/15/25	EUR	7,600	7,445,280
Bell Telephone Co. of Canada or Bell Canada
	2.700%, 02/27/24	CAD	34,750	24,813,016
	0.750%, 03/17/24		5,000	4,900,278
BHP Billiton Finance Ltd.
	3.000%, 05/29/24	EUR	15,700	16,498,946
BMW Finance NV
	0.500%, 02/22/25	EUR	2,544	2,573,583
BMW U.S. Capital LLC
Ω	0.750%, 08/12/24		6,466	6,221,334
BMW US Capital LLC, Floating Rate Note, SOFR + 0.620%, FRN
(r)Ω	5.961%, 08/11/25		31,650	31,711,347
BMW US Capital LLC, Floating Rate Note, SOFR + 0.840%, FRN
(r)Ω	6.184%, 04/01/25		1,806	1,813,232
BNP Paribas SA
	1.000%, 06/27/24	EUR	5,083	5,272,640
	1.125%, 08/28/24	EUR	8,000	8,263,763
Boardwalk Pipelines LP
	5.950%, 06/01/26		2,260	2,238,730
Boeing Co.
	3.100%, 05/01/26		9,300	8,671,203
Booking Holdings, Inc.
	2.375%, 09/23/24	EUR	6,000	6,250,617
	3.650%, 03/15/25		11,425	11,125,838
Bouygues SA
	5.500%, 10/06/26	GBP	650	786,906
BP Capital Markets PLC
	1.876%, 04/07/24	EUR	20,986	21,988,569
BPCE SA
	1.000%, 07/15/24	EUR	2,300	2,382,047
Ω	2.375%, 01/14/25		21,027	19,995,462
	0.625%, 04/28/25	EUR	2,500	2,513,004
	0.375%, 02/02/26	EUR	2,000	1,950,015
Bpifrance SACA
	0.125%, 11/25/23	EUR	7,300	7,704,281

			Face
			Amount^	Value†
			(000)
Brixmor Operating Partnership LP
	3.850%, 02/01/25		2,651	$2,553,357
Brookfield Corp.
	4.000%, 01/15/25		39,625	38,624,677
Brookfield Finance, Inc.
	4.000%, 04/01/24		534	529,612
Brown & Brown, Inc.
	4.200%, 09/15/24		7,494	7,364,160
CA Auto Bank SPA
	4.250%, 03/24/24	EUR	6,671	7,056,244
Caisse d’Amortissement de la Dette Sociale
	2.375%, 01/25/24	EUR	23,110	24,362,418
CaixaBank SA
	0.375%, 02/03/25	EUR	2,300	2,318,437
Campbell Soup Co.
	3.950%, 03/15/25		17,000	16,525,919
Canada Government Bond
	1.500%, 05/01/24	CAD	17,800	12,611,911
Canadian Imperial Bank of Commerce
	3.290%, 01/15/24	CAD	35,000	25,128,322
	2.350%, 08/28/24	CAD	30,000	21,068,469
Canadian Imperial Bank of Commerce, Floating Rate Note, SOFR + 0.420%, FRN
(r)	5.765%, 10/18/24		3,061	3,055,704
Canadian Imperial Bank of Commerce, Floating Rate Note, SOFR + 0.940%, FRN
(r)	6.284%, 04/07/25		4,250	4,259,893
Canadian Natural Resources Ltd.
	1.450%, 11/16/23	CAD	3,750	2,699,973
	3.900%, 02/01/25		5,789	5,627,409
	2.050%, 07/15/25		3,809	3,557,102
Canadian Pacific Railway Co.
	1.589%, 11/24/23	CAD	13,800	9,927,342
Capital One Financial Corp.
#	3.900%, 01/29/24		1,360	1,352,239
	3.750%, 04/24/24		1,959	1,933,364
#	3.300%, 10/30/24		2,628	2,547,817
	3.200%, 02/05/25		13,412	12,823,183
Cardinal Health, Inc.
	3.079%, 06/15/24		6,000	5,893,016
Carrier Global Corp.
	2.242%, 02/15/25		2,200	2,094,658

67

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	Caterpillar Financial Services Corp., Floating Rate Note, SOFR + 0.455%, FRN
(r)	5.796%, 08/11/25		34,000	$34,032,073
	CDP Financial, Inc., Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.741%, 05/19/25		22,500	22,501,975
	Celanese U.S. Holdings LLC
	1.400%, 08/05/26		14,793	12,883,144
	Cencora, Inc.
	3.400%, 05/15/24		4,200	4,142,549
	Charles Schwab Corp.
#	0.750%, 03/18/24		3,557	3,485,635
	Charles Schwab Corp., Floating Rate Note, SOFR + 0.520%, FRN
#(r)	5.861%, 05/13/26		6,766	6,624,137
	Charles Schwab Corp., Floating Rate Note, SOFR + 1.050%, FRN
(r)	6.393%, 03/03/27		12,000	11,838,935
	Charles Schwab Corp.
	3.850%, 05/21/25		9,100	8,777,837
	Chubb INA Holdings, Inc.
	0.300%, 12/15/24	EUR	8,972	9,077,186
	Cigna Group
	3.500%, 06/15/24		1,436	1,413,907
	3.250%, 04/15/25		4,630	4,462,159
	Citigroup, Inc.
	2.750%, 01/24/24	GBP	2,874	3,467,610
	1.750%, 01/28/25	EUR	4,500	4,620,960
	3.400%, 05/01/26		6,240	5,870,390
	CMS Energy Corp.
	3.875%, 03/01/24		2,921	2,899,694
	CNA Financial Corp.
	3.950%, 05/15/24		19,446	19,211,545
	CNH Industrial Capital LLC
	4.200%, 01/15/24		2,570	2,558,882
	3.950%, 05/23/25		16,910	16,386,589
	CNO Financial Group, Inc.
	5.250%, 05/30/25		11,350	11,084,065
	Commerzbank AG
	1.750%, 01/22/25	GBP	1,100	1,260,786
	Commonwealth Bank of Australia, Floating Rate Note, 3M Swap + 0.950%, FRN
(r)	5.112%, 08/17/28	AUD	6,500	4,121,944

			Face
			Amount^	Value†
			(000)
Commonwealth Bank of Australia, Floating Rate Note, 3M Swap + 1.020%, FRN
(r)	5.170%, 08/18/27	AUD	6,500	$4,144,823
Conagra Brands, Inc.
	4.300%, 05/01/24		6,776	6,712,390
Constellation Energy Generation LLC
	3.250%, 06/01/25		40,500	38,755,193
Cooperatieve Rabobank UA
	0.625%, 02/27/24	EUR	2,400	2,511,405
Ω	2.625%, 07/22/24		45,658	44,586,021
	2.625%, 07/22/24		1,000	976,522
	1.250%, 01/14/25	GBP	200	230,481
Cox Communications, Inc.
Ω	3.850%, 02/01/25		2,000	1,941,612
Credit Agricole SA
#Ω	3.875%, 04/15/24		4,462	4,419,577
	2.375%, 05/20/24	EUR	2,300	2,409,552
	1.000%, 09/16/24	EUR	3,000	3,090,436
	1.375%, 03/13/25	EUR	700	714,122
	1.000%, 09/18/25	EUR	7,000	7,037,996
Crown Castle, Inc.
	3.200%, 09/01/24		6,500	6,343,205
Daimler Truck Finance North America LLC
Ω	3.500%, 04/07/25		37,415	36,139,893
Daimler Truck Finance North America LLC, Floating Rate Note, SOFR + 0.750%, FRN
(r)Ω	6.093%, 12/13/24		5,750	5,742,529
Daimler Truck International Finance BV
	1.250%, 04/06/25	EUR	7,200	7,307,708
Danske Bank AS
Ω	5.375%, 01/12/24		2,000	1,994,204
	0.625%, 05/26/25	EUR	670	671,295
Deutsche Bank AG
	0.898%, 05/28/24		1,149	1,116,247
	2.625%, 12/16/24	GBP	2,500	2,898,768
Development Bank of Japan, Inc.
	0.010%, 10/15/24	EUR	10,700	10,901,752
Devon Energy Corp.
	5.250%, 09/15/24		6,600	6,547,181
Dexia Credit Local SA
	1.625%, 12/08/23	GBP	20,100	24,334,275
Δ	0.000%, 05/29/24	EUR	8,800	9,103,473
	0.500%, 01/17/25	EUR	22,400	22,788,941
Diageo Finance PLC
	0.500%, 06/19/24	EUR	1,000	1,034,769
	1.750%, 09/23/24	EUR	2,600	2,696,397

68

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	Discover Bank
	3.450%, 07/27/26		7,813	$7,071,469
	Discover Financial Services
#	4.500%, 01/30/26		1,605	1,524,010
	Discovery Communications LLC
	2.500%, 09/20/24	GBP	2,800	3,297,444
	3.450%, 03/15/25		1,010	971,436
	Dominion Energy, Inc.
	3.300%, 03/15/25		2,400	2,316,645
	Duke Energy Corp.
	3.750%, 04/15/24		1,100	1,089,233
	DXC Technology Co.
	1.800%, 09/15/26		2,639	2,312,970
	Eastern Energy Gas Holdings LLC
	2.500%, 11/15/24		914	881,187
	Eaton Capital UnLtd Co.
	0.750%, 09/20/24	EUR	750	770,012
	0.128%, 03/08/26	EUR	5,216	5,036,631
	Ecolab, Inc.
	1.000%, 01/15/24	EUR	2,300	2,417,325
	Edison International
	3.550%, 11/15/24		1,500	1,457,250
	4.950%, 04/15/25		44,815	43,909,968
	EDP Finance BV
Ω	3.625%, 07/15/24		6,000	5,885,417
	Elevance Health, Inc.
	3.500%, 08/15/24		9,505	9,318,704
	3.350%, 12/01/24		400	389,356
	2.375%, 01/15/25		4,216	4,045,273
	Emera U.S. Finance LP
	0.833%, 06/15/24		4,270	4,111,805
	Enbridge, Inc.
	2.150%, 02/16/24		900	889,245
#	2.500%, 01/15/25		7,500	7,192,718
	Enel Finance International NV
	5.625%, 08/14/24	GBP	5,250	6,361,532
	Energy Transfer LP
	5.875%, 01/15/24		9,573	9,570,429
	4.900%, 02/01/24		1,196	1,191,786
	4.250%, 04/01/24		1,023	1,014,309
	4.500%, 04/15/24		859	852,352
	4.050%, 03/15/25		13,982	13,591,350
	2.900%, 05/15/25		9,845	9,378,313
	Eni Finance International SA
	1.275%, 05/05/25	EUR	3,681	3,738,434
	Enterprise Products Operating LLC
	3.900%, 02/15/24		1,060	1,054,072
	Equifax, Inc.
	2.600%, 12/01/24		6,900	6,647,767

			Face
			Amount^	Value†
			(000)
	Equinix, Inc.
	2.625%, 11/18/24		15,500	$14,966,063
	ERAC USA Finance LLC
Ω	2.700%, 11/01/23		5,390	5,390,000
Ω	3.850%, 11/15/24		20,900	20,446,293
	European Investment Bank
	0.875%, 12/15/23	GBP	23,640	28,576,569
	Evergy, Inc.
	2.450%, 09/15/24		800	774,583
	Eversource Energy
	3.800%, 12/01/23		4,144	4,136,713
	Exelon Corp.
	3.950%, 06/15/25		2,312	2,236,490
	Expedia Group, Inc.
	5.000%, 02/15/26		22,491	21,984,126
	Experian Finance PLC
	2.125%, 09/27/24	GBP	2,000	2,352,585
	1.375%, 06/25/26	EUR	5,694	5,616,943
	Exxon Mobil Corp.
	0.142%, 06/26/24	EUR	3,700	3,817,833
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25		9,282	9,071,844
	Fidelity National Information Services, Inc.
	0.600%, 03/01/24		400	392,744
	0.625%, 12/03/25	EUR	5,000	4,911,299
	Fiserv, Inc.
	2.750%, 07/01/24		10,986	10,747,823
	Flex Ltd.
	4.750%, 06/15/25		15,825	15,408,899
	3.750%, 02/01/26		31,763	30,072,578
	FMC Corp.
	4.100%, 02/01/24		2,249	2,237,489
	FMS Wertmanagement
	0.625%, 12/15/23	GBP	1,700	2,054,073
	Fortune Brands Innovations, Inc.
	4.000%, 06/15/25		2,400	2,319,247
	Fox Corp.
	4.030%, 01/25/24		396	394,015
	GAS Networks Ireland
	0.125%, 12/04/24	EUR	1,700	1,721,064
	General Electric Co., Floating Rate Note, TSFR3M + 0.642%, FRN
(r)	6.012%, 05/05/26		2,899	2,887,549
	General Mills, Inc.
	4.000%, 04/17/25		4,100	3,990,023
	General Motors Financial Co., Inc.
	1.050%, 03/08/24		3,390	3,329,442
	2.750%, 06/20/25		22,533	21,264,178

69

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
Georgia-Pacific LLC
Ω	0.625%, 05/15/24		16,000	$15,549,144
Ω	3.600%, 03/01/25		2,350	2,282,647
Gilead Sciences, Inc.
	3.700%, 04/01/24		7,900	7,827,852
	3.500%, 02/01/25		6,476	6,292,905
GlaxoSmithKline Capital PLC
#	3.000%, 06/01/24		7,358	7,242,302
Glencore Funding LLC
Ω	4.125%, 03/12/24		2,145	2,129,080
Ω	4.625%, 04/29/24		18,455	18,313,885
Ω	1.625%, 09/01/25		2,244	2,072,353
Ω	1.625%, 04/27/26		19,998	18,012,645
Global Payments, Inc.
	1.500%, 11/15/24		3,500	3,330,268
	2.650%, 02/15/25		10,900	10,392,327
Goldman Sachs Group, Inc.
	4.000%, 03/03/24		24,566	24,406,741
	0.125%, 08/19/24	EUR	6,600	6,773,665
	3.375%, 03/27/25	EUR	3,250	3,404,678
	3.750%, 05/22/25		17,519	16,884,545
Groupe Bruxelles Lambert NV
	1.375%, 05/23/24	EUR	1,000	1,041,702
	1.875%, 06/19/25	EUR	9,000	9,210,107
Harley-Davidson Financial Services, Inc.
	3.050%, 02/14/27		3,000	2,650,502
Hess Corp.
	3.500%, 07/15/24		10,142	9,957,462
Hewlett Packard Enterprise Co.
	1.450%, 04/01/24		14,170	13,905,277
	5.900%, 10/01/24		7,700	7,686,111
Holcim Finance Luxembourg SA
	1.500%, 04/06/25	EUR	1,203	1,226,087
Honeywell International, Inc.
Δ	0.000%, 03/10/24	EUR	7,800	8,129,649
Host Hotels & Resorts LP
	3.875%, 04/01/24		274	270,830
HOWOGE Wohnungsbaugesellschaft GmbH
Δ	0.000%, 11/01/24	EUR	6,800	6,858,295
HP, Inc.
#	2.200%, 06/17/25		10,859	10,252,632
HSBC Holdings PLC
	3.196%, 12/05/23	CAD	21,000	15,112,125
	6.500%, 05/20/24	GBP	3,000	3,652,970
	0.875%, 09/06/24	EUR	9,000	9,269,060
Humana, Inc.
	3.850%, 10/01/24		17,000	16,668,090

			Face
			Amount^	Value†
			(000)
	HYPO NOE Landesbank fuer Niederoesterreich und Wien AG
	1.375%, 04/14/25	EUR	5,400	$5,451,595
	Iberdrola Finanzas SA
	7.375%, 01/29/24	GBP	6,300	7,680,226
	ING Groep NV
	1.125%, 02/14/25	EUR	4,900	4,989,218
	Inter-American Development Bank
	1.250%, 12/15/23	GBP	8,500	10,279,663
	3.000%, 02/21/24		5,000	4,960,560
	International Business Machines Corp.
	3.000%, 05/15/24		12,900	12,711,932
	International Finance Corp.
	1.250%, 12/15/23	GBP	7,772	9,399,315
	Interpublic Group of Cos., Inc.
	4.200%, 04/15/24		1,400	1,384,769
	Intesa Sanpaolo SpA
Ω	3.250%, 09/23/24		2,500	2,428,464
	ITC Holdings Corp.
	3.650%, 06/15/24		3,571	3,514,295
	J M Smucker Co.
	3.500%, 03/15/25		1,000	967,918
	JAB Holdings BV
	1.750%, 06/25/26	EUR	1,000	996,000
	Japan Bank for International Cooperation
#	1.750%, 10/17/24		1,000	962,527
	John Deere Capital Corp., Floating Rate Note, SOFR + 0.790%, FRN
(r)	6.134%, 06/08/26		29,897	30,101,280
	John Deere Financial, Inc.
	2.460%, 04/04/24	CAD	3,500	2,492,666
	1.090%, 07/17/24	CAD	7,000	4,898,814
	Johnson Controls International PLC
	1.375%, 02/25/25	EUR	1,000	1,019,681
	JPMorgan Chase & Co.
	0.625%, 01/25/24	EUR	3,400	3,569,027
	1.500%, 01/27/25	EUR	4,000	4,099,597
	3.300%, 04/01/26		1,678	1,581,233
	Juniper Networks, Inc.
	1.200%, 12/10/25		23,728	21,429,864
	Kemper Corp.
	4.350%, 02/15/25		7,345	7,099,961
	Kinder Morgan Energy Partners LP
	4.300%, 05/01/24		6,200	6,143,897
	Kinder Morgan, Inc.
	4.300%, 06/01/25		5,090	4,954,188

70

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	Kommunalbanken AS
	1.000%, 12/12/24	GBP	2,420	$2,798,343
	4.250%, 07/16/25	AUD	190	119,098
	Kommunalbanken AS, Floating Rate Note, SOFR + 1.000%, FRN
(r)Ω	6.344%, 06/17/26		41,500	42,152,478
	Koninklijke Philips NV
	0.500%, 05/22/26	EUR	2,000	1,932,392
	Kreditanstalt fuer Wiederaufbau
	1.250%, 12/29/23	GBP	21,100	25,474,153
	0.250%, 03/08/24		40,800	40,052,058
	1.625%, 04/03/24	NOK	104,000	9,185,687
	Kuntarahoitus OYJ
	0.125%, 03/07/24	EUR	13,000	13,581,684
	Laboratory Corp. of America Holdings
	3.250%, 09/01/24		5,500	5,376,668
	3.600%, 02/01/25		4,900	4,758,171
	Landeskreditbank Baden-Wuerttemberg Foerderbank
	1.375%, 12/15/23	GBP	3,500	4,233,440
	Landwirtschaftliche Rentenbank
	1.125%, 12/15/23	GBP	11,315	13,682,670
	Lansforsakringar Bank AB
	0.050%, 04/15/26	EUR	2,000	1,906,908
	Lazard Group LLC
	3.750%, 02/13/25		2,000	1,935,363
	LeasePlan Corp. NV
Ω	2.875%, 10/24/24		15,100	14,598,174
	2.125%, 05/06/25	EUR	4,500	4,621,179
	Leggett & Platt, Inc.
#	3.800%, 11/15/24		400	392,230
	Lennar Corp.
	4.750%, 05/30/25		18,642	18,251,263
	Lloyds Bank Corporate Markets PLC
	0.375%, 01/28/25	EUR	3,650	3,684,365
	Lloyds Bank PLC
	7.500%, 04/15/24	GBP	750	917,886
	1.250%, 01/13/25	EUR	1,200	1,226,271
	Lloyds Banking Group PLC
	2.250%, 10/16/24	GBP	11,171	13,099,032
	4.450%, 05/08/25		3,600	3,496,637
	London Stock Exchange
	Group PLC
	0.875%, 09/19/24	EUR	1,020	1,049,565
	Lseg Netherlands BV
Δ	0.000%, 04/06/25	EUR	3,620	3,614,492

			Face
			Amount^	Value†
			(000)
LyondellBasell Industries NV
	5.750%, 04/15/24		2,424	$2,418,745
Macquarie Bank Ltd.
Ω	3.231%, 03/21/25		52,000	50,144,934
Macquarie Bank Ltd., Floating Rate Note, 3M Swap + 0.480%, FRN
(r)	4.607%, 12/09/25	AUD	500	314,990
Marathon Petroleum Corp.
	3.625%, 09/15/24		7,147	6,989,361
	4.700%, 05/01/25		12,089	11,837,091
Marsh & McLennan Cos., Inc.
	3.875%, 03/15/24		9,353	9,281,479
	3.500%, 06/03/24		35,360	34,847,280
	1.349%, 09/21/26	EUR	2,099	2,061,626
Medtronic Global Holdings SCA
	0.250%, 07/02/25	EUR	2,950	2,934,905
Mercedes-Benz Finance Canada, Inc.
	2.970%, 03/13/24	CAD	15,250	10,894,444
Mercedes-Benz Finance North America LLC
Ω	3.650%, 02/22/24		623	618,632
Ω	2.700%, 06/14/24		3,000	2,941,687
Ω	1.450%, 03/02/26		7,579	6,880,162
Mercedes-Benz Finance North America LLC, Floating Rate Note, SOFR + 0.570%, FRN
(r)Ω	5.915%, 08/01/25		15,650	15,672,953
Mercedes-Benz Finance North America LLC, Floating Rate Note, SOFR + 0.930%, FRN
(r)Ω	6.274%, 03/30/25		10,100	10,165,206
MetLife, Inc.
	5.375%, 12/09/24	GBP	6,700	8,076,620
Micron Technology, Inc.
	4.185%, 02/15/27		222	207,819
Mitsubishi Corp.
	3.375%, 07/23/24		1,650	1,617,165
Mitsubishi UFJ Financial Group, Inc.
	3.407%, 03/07/24		400	396,582
	0.978%, 06/09/24	EUR	1,543	1,601,873
	2.801%, 07/18/24		2,219	2,168,873
	0.339%, 07/19/24	EUR	9,671	9,963,395
	2.193%, 02/25/25		29,785	28,302,565

71

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
Mizuho Financial Group, Inc.
	0.118%, 09/06/24	EUR	3,835	$3,925,010
	0.214%, 10/07/25	EUR	5,381	5,308,691
	0.184%, 04/13/26	EUR	3,500	3,374,034
	1.631%, 04/08/27	EUR	4,599	4,461,676
Molson Coors Beverage Co.
	1.250%, 07/15/24	EUR	10,500	10,874,698
Morgan Stanley
	3.000%, 02/07/24	CAD	28,000	20,043,497
	3.875%, 04/29/24		8,104	8,026,877
	4.000%, 07/23/25		4,900	4,742,247
	1.375%, 10/27/26	EUR	3,408	3,324,016
	1.875%, 04/27/27	EUR	2,250	2,204,276
Motability Operations Group PLC
	0.875%, 03/14/25	EUR	7,300	7,396,783
	3.750%, 07/16/26	GBP	900	1,049,166
MPLX LP
	4.875%, 12/01/24		6,290	6,205,093
	4.000%, 02/15/25		1,000	973,811
	1.750%, 03/01/26		14,462	13,121,420
Mylan, Inc.
	4.200%, 11/29/23		663	661,946
National Australia Bank Ltd., Floating Rate Note, 3M Swap + 0.470%, FRN
(r)	4.607%, 02/25/25	AUD	10,000	6,335,013
National Australia Bank Ltd., Floating Rate Note, 3M Swap + 0.780%, FRN
(r)	4.948%, 05/12/26	AUD	5,221	3,311,895
National Australia Bank Ltd., Floating Rate Note, SOFR + 0.760%, FRN
(r)Ω	6.101%, 05/13/25		2,220	2,226,546
National Bank of Canada
	2.983%, 03/04/24	CAD	14,250	10,185,398
	2.545%, 07/12/24	CAD	17,900	12,633,973
National Grid PLC
	2.179%, 06/30/26	EUR	3,000	3,016,443
National Rural Utilities Cooperative Finance Corp., Floating Rate Note, SOFR + 0.330%, FRN
(r)	5.675%, 10/18/24		1,602	1,599,983
Nationwide Building Society
Ω	3.900%, 07/21/25		32,318	31,055,101
Ω	1.500%, 10/13/26		15,000	13,093,350
	1.500%, 10/13/26		1,500	1,309,335
NatWest Markets PLC
Ω	3.479%, 03/22/25		50,000	48,246,292

			Face
			Amount^	Value†
			(000)
Nederlandse Waterschapsbank NV
	3.500%, 07/20/27	AUD	3,700	$2,217,219
NextEra Energy Capital Holdings, Inc.
	4.200%, 06/20/24		4,000	3,953,378
	4.255%, 09/01/24		244	240,066
NNN REIT, Inc.
	3.900%, 06/15/24		6,418	6,318,513
Nomura Holdings, Inc.
	2.648%, 01/16/25		11,228	10,723,308
	1.851%, 07/16/25		20,555	19,040,947
	1.653%, 07/14/26		17,657	15,573,969
Nordic Investment Bank
	1.875%, 04/10/24	NOK	386,890	34,186,808
NRW Bank
	1.050%, 03/31/26	AUD	5,600	3,222,227
NTT Finance Corp.
Ω	4.142%, 07/26/24		420	414,507
	0.010%, 03/03/25	EUR	10,150	10,195,107
Nutrien Ltd.
	3.000%, 04/01/25		3,990	3,820,788
Nuveen Finance LLC
Ω	4.125%, 11/01/24		27,200	26,539,776
Nykredit Realkredit AS
	0.250%, 01/13/26	EUR	1,000	968,864
Omnicom Group, Inc./Omnicom Capital, Inc.
	3.650%, 11/01/24		6,273	6,119,005
ONEOK, Inc.
	2.750%, 09/01/24		2,081	2,022,480
	2.200%, 09/15/25		3,160	2,944,727
OP Corporate Bank PLC
	0.250%, 03/24/26	EUR	3,086	2,982,137
	1.375%, 09/04/26	GBP	5,250	5,571,928
Oracle Corp.
	3.400%, 07/08/24		6,500	6,388,444
	2.500%, 04/01/25		7,800	7,440,755
ORIX Corp.
	4.050%, 01/16/24		6,765	6,735,743
	1.919%, 04/20/26	EUR	5,029	5,030,650
Paramount Global
	4.750%, 05/15/25		6,753	6,597,450
Parker-Hannifin Corp.
	2.700%, 06/14/24		4,750	4,651,715
	3.650%, 06/15/24		20,000	19,706,891
	3.300%, 11/21/24		2,130	2,071,722
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	3.900%, 02/01/24		1,836	1,825,580
Ω	3.450%, 07/01/24		636	625,110
Ω	4.000%, 07/15/25		795	764,923
Ω	4.450%, 01/29/26		3,072	2,937,953

72

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
Ω	1.700%, 06/15/26		31,500	$27,960,627
	PepsiCo, Inc.
	2.150%, 05/06/24	CAD	9,720	6,893,963
	Philip Morris International, Inc.
	2.875%, 05/01/24		27,412	27,009,589
	0.625%, 11/08/24	EUR	2,508	2,560,501
	2.750%, 03/19/25	EUR	796	827,589
	Phillips 66
	3.850%, 04/09/25		5,000	4,858,873
	PPG Industries, Inc.
	1.875%, 06/01/25	EUR	3,250	3,322,903
	Principal Financial Group, Inc.
	3.400%, 05/15/25		2,000	1,920,309
	Prologis Euro Finance LLC
	0.250%, 09/10/27	EUR	900	824,274
	Prologis LP
	3.000%, 06/02/26	EUR	751	771,387
	Province of Ontario Canada
	0.500%, 12/15/23	GBP	1,809	2,185,911
	Province of Quebec
	1.500%, 12/15/23	GBP	2,500	3,024,157
	Province of Quebec Canada
	2.375%, 01/22/24	EUR	1,000	1,054,251
	2.500%, 04/09/24		3,000	2,958,329
	PSP Capital, Inc.
	3.290%, 04/04/24	CAD	17,900	12,806,809
	Public Service Enterprise Group, Inc.
	2.875%, 06/15/24		14,263	13,975,178
	PVH Corp.
	3.625%, 07/15/24	EUR	5,023	5,288,986
	4.625%, 07/10/25		17,556	16,843,178
	Realty Income Corp.
	3.875%, 07/15/24		700	690,110
	1.875%, 01/14/27	GBP	2,000	2,135,886
	Reckitt Benckiser Treasury Services PLC
Ω	2.750%, 06/26/24		12,525	12,269,002
	Regie Autonome des Transports Parisiens EPIC
	0.375%, 06/15/24	EUR	4,700	4,859,685
	Republic of Italy Government International Bonds
	0.875%, 05/06/24		5,000	4,869,820
	2.375%, 10/17/24		23,379	22,576,867
	Reynolds American, Inc.
	4.450%, 06/12/25		3,786	3,691,734

			Face
			Amount^	Value†
			(000)
	Rogers Communications, Inc.
	4.000%, 03/13/24	CAD	55,400	$39,681,061
	Ross Stores, Inc.
	4.600%, 04/15/25		7,200	7,064,605
	Royal Bank of Canada
	2.352%, 07/02/24	CAD	15,000	10,584,749
	0.125%, 07/23/24	EUR	660	678,918
	2.609%, 11/01/24	CAD	7,000	4,899,369
	0.875%, 01/20/26		21,553	19,318,457
	Royal Bank of Canada, Floating Rate Note, SOFR + 0.300%, FRN
(r)	5.645%, 01/19/24		1,769	1,768,149
	Royal Bank of Canada, Floating Rate Note, SOFR + 0.570%, FRN
(r)	5.915%, 04/27/26		8,500	8,419,192
	Royal Bank of Canada, Floating Rate Note, SOFR + 0.840%, FRN
(r)	6.184%, 04/14/25		8,000	7,999,147
	Royalty Pharma PLC
	1.200%, 09/02/25		10,303	9,394,827
	Ryder System, Inc.
	3.875%, 12/01/23		290	289,516
	3.650%, 03/18/24		4,610	4,567,873
	2.500%, 09/01/24		20,970	20,347,466
	4.625%, 06/01/25		4,800	4,694,518
	4.300%, 06/15/27		283	267,366
	Santander Holdings USA, Inc.
	3.500%, 06/07/24		5,000	4,900,449
	SBAB Bank AB
	1.875%, 12/10/25	EUR	6,250	6,324,001
	Schlumberger Finance BV
Δ	0.000%, 10/15/24	EUR	4,473	4,552,995
	Sempra
	3.300%, 04/01/25		12,987	12,488,965
	Shell International Finance BV
	1.125%, 04/07/24	EUR	1,600	1,671,866
	1.875%, 09/15/25	EUR	4,500	4,598,316
	Sherwin-Williams Co.
	3.125%, 06/01/24		10,500	10,325,888
	Siemens Financieringsmaatschappij NV
Δ	0.000%, 09/05/24	EUR	1,180	1,208,854
	Simon Property Group LP
	2.000%, 09/13/24		21,376	20,640,950
	3.500%, 09/01/25		11,400	10,921,077

73

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
Skandinaviska Enskilda Banken AB
	0.050%, 07/01/24	EUR	900	$927,236
	4.000%, 11/09/26	EUR	4,750	4,988,814
	1.750%, 11/11/26	EUR	1,500	1,485,557
Sky Ltd.
	1.875%, 11/24/23	EUR	8,300	8,770,218
Societe Generale SA
Ω	2.625%, 10/16/24		2,000	1,930,274
	1.125%, 01/23/25	EUR	100	101,804
#Ω	1.375%, 07/08/25		6,600	6,094,226
	0.125%, 02/24/26	EUR	3,200	3,097,711
Ω	4.000%, 01/12/27		4,000	3,683,210
Solvay Finance America LLC
Ω	4.450%, 12/03/25		4,000	3,994,338
Southern Co.
	0.600%, 02/26/24		800	786,621
Southwestern Electric Power Co.
	1.650%, 03/15/26		33,102	29,963,132
Spectra Energy Partners LP
	3.500%, 03/15/25		5,800	5,602,167
State Street Corp., Floating Rate Note, SOFR + 0.845%, FRN
(r)	6.186%, 08/03/26		18,500	18,494,635
Statnett SF
	0.875%, 03/08/25	EUR	3,500	3,546,144
Steel Dynamics, Inc.
	2.800%, 12/15/24		3,500	3,371,443
Stockland Trust
	1.625%, 04/27/26	EUR	1,250	1,230,563
Sumitomo Mitsui Financial Group, Inc.
	0.465%, 05/30/24	EUR	4,000	4,145,806
	2.696%, 07/16/24		13,364	13,059,158
	1.546%, 06/15/26	EUR	6,680	6,624,035
Sumitomo Mitsui Trust Bank Ltd.
Ω	0.850%, 03/25/24		2,100	2,057,629
Ω	2.550%, 03/10/25		11,800	11,260,757
Sumitomo Mitsui Trust Bank Ltd., SOFR + 1.150%, FRN
(r)Ω	6.494%, 09/14/26		6,000	6,047,599
Suncorp-Metway Ltd., Floating Rate Note, 3M Swap + 0.480%, FRN
(r)	4.607%, 09/15/26	AUD	7,000	4,376,529
Suncorp-Metway Ltd., Floating Rate Note, 3M Swap + 0.780%, FRN
(r)	5.023%, 01/25/27	AUD	13,670	8,604,830

			Face Amount^	Value†
			(000)
Svensk Exportkredit AB, Floating Rate Note, SOFR + 1.000%, FRN
(r)	6.340%, 08/03/26		26,980	$27,399,889
Svenska Handelsbanken AB
	1.000%, 04/15/25	EUR	2,000	2,027,451
Svenska Handelsbanken AB, Floating Rate Note, SOFR + 0.910%, FRN
#(r)Ω	6.254%, 06/10/25		7,750	7,770,273
Svenska Handelsbanken AB, Floating Rate Note, SOFR + 1.250%, FRN
(r)Ω	6.594%, 06/15/26		22,350	22,526,274
Swedbank AB
#Ω	0.850%, 03/18/24		500	490,635
	0.250%, 11/02/26	EUR	2,200	2,076,593
Telefonica Emisiones SA
	5.375%, 02/02/26	GBP	4,000	4,819,646
Telenor ASA
	2.625%, 12/06/24	EUR	1,000	1,041,403
Telstra Group Ltd.
	3.125%, 04/07/25		577	556,344
Thermo Fisher Scientific Finance I BV
Δ	0.000%, 11/18/23	EUR	3,267	3,450,474
Thermo Fisher Scientific, Inc.
	0.750%, 09/12/24	EUR	2,200	2,261,617
	0.125%, 03/01/25	EUR	16,280	16,361,203
Timken Co.
	3.875%, 09/01/24		2,579	2,530,588
Toronto-Dominion Bank
	0.750%, 01/06/26		9,907	8,859,496
#	1.200%, 06/03/26		56,440	50,039,002
Toronto-Dominion Bank , Floating Rate Note, 3M Swap + 1.000%, FRN
(r)	5.138%, 07/10/24	AUD	7,200	4,575,319
Toyota Finance Australia Ltd.
	0.250%, 04/09/24	EUR	4,500	4,683,154
	2.004%, 10/21/24	EUR	3,870	4,011,624
	0.064%, 01/13/25	EUR	4,000	4,032,590
Toyota Motor Credit Corp.
	0.625%, 09/13/24		13,300	12,725,387
	0.750%, 11/19/26	GBP	2,783	2,931,647
Toyota Motor Credit Corp., Floating Rate Note, SOFR + 0.560%, FRN
#(r)	5.906%, 01/10/25		4,600	4,600,884

74

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	Toyota Motor Credit Corp., Floating Rate Note, SOFR + 0.890%, FRN
(r)	6.232%, 05/18/26		8,390	$8,425,852
	Toyota Motor Finance Netherlands BV
	0.750%, 12/19/25	GBP	6,000	6,618,122
	Traton Finance Luxembourg SA
	4.125%, 01/18/25	EUR	5,500	5,793,364
	Truist Bank
#	3.200%, 04/01/24		5,000	4,940,607
	Truist Financial Corp.
	2.500%, 08/01/24		11,086	10,780,464
	2.850%, 10/26/24		4,000	3,862,890
	TWDC Enterprises 18 Corp.
	2.758%, 10/07/24	CAD	39,250	27,583,261
	U.S. Bancorp
	0.850%, 06/07/24	EUR	19,500	20,175,729
	UBS AG
	0.010%, 03/31/26	EUR	5,320	5,079,413
	UBS Group AG
Ω	4.125%, 09/24/25		17,000	16,269,768
#	4.125%, 09/24/25		21,000	20,097,948
	4.125%, 04/15/26		4,000	3,787,015
Ω	4.125%, 04/15/26		2,700	2,556,235
	1.250%, 09/01/26	EUR	1,180	1,144,029
	Unedic Asseo
	2.375%, 05/25/24	EUR	2,400	2,515,814
	United Overseas Bank Ltd., Floating Rate Note, 3M Swap + 0.350%, FRN
(r)	4.494%, 05/20/24	AUD	2,500	1,584,871
	United Parcel Service, Inc.
	2.125%, 05/21/24	CAD	16,500	11,683,678
	Utah Acquisition Sub, Inc.
	2.250%, 11/22/24	EUR	11,076	11,439,915
	3.950%, 06/15/26		6,500	6,088,474
	Vattenfall AB
	3.250%, 04/18/24	EUR	5,961	6,282,889
	Ventas Realty LP
#	3.500%, 04/15/24		2,000	1,970,426
	3.750%, 05/01/24		10,732	10,579,047
	2.650%, 01/15/25		5,000	4,782,583
	3.500%, 02/01/25		5,900	5,685,077
	VeriSign, Inc.
	5.250%, 04/01/25		750	741,099
	Verizon Communications, Inc.
	3.376%, 02/15/25		3,000	2,908,969
	VF Corp.
	2.400%, 04/23/25		13,632	12,836,176
	Viatris, Inc.
	1.650%, 06/22/25		1,120	1,040,247

			Face
			Amount^	Value†
			(000)
Volkswagen Financial Services AG
Δ	0.000%, 02/12/25	EUR	9,900	$9,936,517
Volkswagen Financial Services NV
	1.625%, 02/10/24	GBP	3,300	3,959,747
	2.125%, 06/27/24	GBP	1,700	2,012,706
Volkswagen Group of America Finance LLC
Ω	2.850%, 09/26/24		1,000	970,730
Volkswagen Group of America Finance LLC, Floating Rate Note, SOFR + 0.930%, FRN
(r)Ω	6.274%, 09/12/25		2,000	2,002,382
Volkswagen Leasing GmbH
Δ	0.000%, 07/19/24	EUR	13,260	13,636,211
Volvo Treasury AB
	0.125%, 09/17/24	EUR	500	511,042
VW Credit Canada, Inc.
	2.850%, 09/26/24	CAD	7,400	5,199,557
WEC Energy Group, Inc.
	0.800%, 03/15/24		3,300	3,239,092
Wells Fargo & Co.
	3.184%, 02/08/24	CAD	44,250	31,687,691
	0.500%, 04/26/24	EUR	1,000	1,039,658
	2.125%, 06/04/24	EUR	2,000	2,090,235
	3.000%, 02/19/25		9,300	8,945,760
	1.625%, 06/02/25	EUR	1,000	1,014,828
	1.375%, 10/26/26	EUR	3,150	3,054,442
	1.000%, 02/02/27	EUR	1,650	1,564,784
Welltower OP LLC
	4.000%, 06/01/25		400	386,630
Wendel SE
	1.375%, 04/26/26	EUR	2,000	1,992,792
Western Union Co.
	1.350%, 03/15/26		55,086	49,018,724
Westpac Banking Corp.
	4.125%, 06/04/26	AUD	1,500	923,293
Westpac Banking Corp., Floating Rate Note, 3M Swap + 0.690%, FRN
(r)	4.809%, 03/17/25	AUD	25,200	16,003,414
Westpac Banking Corp., Floating Rate Note, 3M Swap + 0.750%, FRN
(r)	4.904%, 02/16/26	AUD	9,000	5,710,235
Westpac Banking Corp., Floating Rate Note, 3M Swap + 0.800%, FRN
(r)	4.968%, 08/11/25	AUD	8,000	5,085,858

75

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
Westpac Banking Corp., Floating Rate Note, 3M Swap + 1.230%, FRN
(r)	5.398%, 11/11/27	AUD	5,000	$3,207,995
Westpac Securities NZ Ltd.
	1.099%, 03/24/26	EUR	625	613,295
Williams Cos., Inc.
	4.300%, 03/04/24		5,100	5,068,174
	4.550%, 06/24/24		25,800	25,532,313
	3.900%, 01/15/25		9,993	9,730,813
Willis North America, Inc.
	3.600%, 05/15/24		14,762	14,552,743
WP Carey, Inc.
	4.000%, 02/01/25		6,000	5,840,838
WRKCo, Inc.
	3.750%, 03/15/25		400	387,453

TOTAL BONDS				4,374,976,911

U.S. TREASURY OBLIGATIONS — (10.3%)
U.S. Treasury Notes
	0.500%, 11/30/23		125,000	124,517,070
	2.125%, 11/30/23		80,000	79,791,169
	0.750%, 12/31/23		138,000	136,942,469
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.169%, FRN
(r)	5.567%, 04/30/25		90,000	90,089,356
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.200%, FRN
(r)	5.598%, 01/31/25		172,000	172,288,889

TOTAL U.S. TREASURY OBLIGATIONS				603,628,953

COMMERCIAL PAPER — (14.9%)
3M Co.
Ω	5.800%, 01/24/24		3,750	3,702,350
Ω	5.650%, 11/07/23		42,500	42,456,201
Ω	6.083%, 03/15/24		6,000	5,876,089
Aon Corp.
Ω	5.863%, 01/16/24		4,000	3,952,092
Caisse d’Amortissement de la Dette Sociale
Ω	5.723%, 04/29/24		15,000	14,573,921
Canadian Imperial Bank of Commerce
Ω	5.704%, 12/05/23		24,000	23,876,193
CDP Financial, Inc.
Ω	5.390%, 11/17/23		21,400	21,346,063

		Face
		Amount^	Value†
		(000)
Ω	5.390%, 11/27/23	10,000	$9,959,840
Ω	5.400%, 12/04/23	13,500	13,431,558
Ω	5.616%, 12/05/23	20,000	19,895,583
Ω	5.628%, 12/11/23	60,000	59,632,230
Ω	5.606%, 12/12/23	36,000	35,773,872
Cigna Group
Ω	5.600%, 01/03/24	12,000	11,880,235
DNB Bank ASA
Ω	5.540%, 01/04/24	25,000	24,759,899
Duke Energy Corp.
Ω	5.981%, 02/27/24	31,500	30,901,184
Export Development Canada
	5.400%, 01/04/24	54,150	53,619,593
	5.420%, 01/08/24	62,000	61,355,804
FMS Wertmanagement
Ω	5.460%, 02/05/24	65,000	64,050,292
General Motors Financial Co., Inc.
Ω	5.700%, 02/06/24	17,600	17,321,477
Harley-Davidson Financial Services, Inc.
Ω	6.307%, 11/30/23	6,000	5,971,450
Jabil, Inc.
Ω	6.216%, 11/10/23	28,000	27,952,696
LVMH Moet Hennessy Louis Vuitton SE
Ω	5.510%, 03/18/24	12,500	12,235,433
National Securities Clearing Corp.
Ω	5.725%, 04/10/24	25,000	24,330,382
Ω	0.019%, 01/01/99	10,000	9,696,125
NRW Bank
Ω	5.714%, 02/20/24	40,000	39,313,150
Ω	5.475%, 02/21/24	40,000	39,306,850
Parker-Hannifin Corp.
Ω	5.550%, 01/17/24	16,500	16,299,657
Province of Alberta Canada
Ω	5.688%, 03/07/24	12,500	12,257,630
Ω	5.762%, 03/27/24	37,000	36,165,417
Ω	5.807%, 04/19/24	47,000	45,766,544
PSP Capital, Inc.
Ω	5.731%, 05/13/24	10,000	9,698,021
Skandinaviska Enskilda Banken AB
Ω	5.450%, 11/15/23	40,000	39,912,133
Ω	5.300%, 11/16/23	10,000	9,976,576
United Overseas Bank Ltd.
Ω	5.866%, 04/16/24	8,000	7,789,858

76

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
Walgreens Boots Alliance, Inc.
Ω	6.262%, 11/13/23	20,000	$19,956,640

TOTAL COMMERCIAL PAPER (Cost $ 875,158,192)			874,993,038

TOTAL INVESTMENT SECURITIES (Cost $ 5,997,786,572)			5,853,598,902

		Shares	Value†
SECURITIES LENDING COLLATERAL — (0.2%)
@§	The DFA Short Term Investment Fund	873,552	$10,104,381

TOTAL INVESTMENTS — (100.0%) (Cost $6,007,891,323)			$5,863,703,283

As of October 31, 2023, DFA Short-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	13,810,163	NOK	151,824,030	Citibank, N.A.	11/06/23	$217,526
USD	31,121,713	NOK	337,061,501	Citibank, N.A.	11/10/23	941,293
USD	108,566,760	EUR	100,000,000	Bank of America Corp.	11/28/23	2,646,763
EUR	12,707,232	USD	13,334,777	Citibank, N.A.	11/28/23	124,722
EUR	2,582,996	USD	2,719,760	State Street Bank and Trust	11/28/23	16,149
EUR	31,200,267	USD	32,972,349	UBS AG	11/28/23	74,973
USD	86,845,927	EUR	81,178,833	HSBC Bank	12/14/23	789,694
USD	78,824,391	GBP	64,253,261	Bank of America Corp.	12/28/23	690,795
USD	18,712,862	CAD	25,562,831	Citibank, N.A.	12/28/23	260,028
USD	28,288,244	CAD	38,563,994	State Street Bank and Trust	12/28/23	450,364
USD	130,158,461	CAD	178,109,996	State Street Bank and Trust	01/03/24	1,570,519
EUR	12,506,073	USD	13,225,747	UBS AG	01/04/24	47,803
USD	25,883,276	CAD	35,433,157	Bank of America Corp.	01/05/24	301,251
USD	41,536,038	CAD	56,870,715	Barclays Capital	01/05/24	476,527
USD	3,550,020	CAD	4,842,418	State Street Bank and Trust	01/05/24	53,892
EUR	27,343,893	USD	28,984,420	State Street Bank and Trust	01/05/24	38,797
USD	101,654,138	EUR	95,696,748	Barclays Capital	01/09/24	62,353
USD	135,637,841	CAD	184,254,702	State Street Bank and Trust	01/09/24	2,601,616
USD	75,459,489	GBP	61,355,728	State Street Bank and Trust	01/10/24	840,901
USD	19,222,860	AUD	29,859,970	State Street Bank and Trust	01/10/24	237,254
USD	91,717,531	EUR	86,122,642	State Street Bank and Trust	01/10/24	285,616
EUR	4,898,519	USD	5,191,666	UBS AG	01/10/24	8,836
USD	87,144,198	EUR	81,733,329	Barclays Capital	01/11/24	368,380
USD	78,583,466	EUR	73,895,645	Bank of America Corp.	01/19/24	101,324
USD	40,306,435	EUR	37,759,511	Societe Generale	01/23/24	196,254
USD	4,989,296	CAD	6,890,032	Citibank, N.A.	01/24/24	13,403
USD	7,529,692	CAD	10,367,100	State Street Bank and Trust	01/24/24	42,704

Total Appreciation						$13,459,737
USD	20,945,593	AUD	33,202,124	Bank of New York Mellon	11/27/23	$(133,311)
EUR	10,020,000	USD	10,718,241	Barclays Capital	12/14/23	(96,217)
USD	23,179,411	EUR	21,911,471	State Street Bank and Trust	12/21/23	(58,173)
GBP	3,145,142	USD	3,833,001	State Street Bank and Trust	12/28/23	(8,428)
USD	76,537,069	GBP	63,018,509	State Street Bank and Trust	01/04/24	(100,659)
USD	93,490,186	EUR	88,489,813	State Street Bank and Trust	01/04/24	(430,104)

77

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	86,454,368	EUR	81,491,103	Bank of America Corp.	01/05/24	$(41,508)
EUR	14,484,837	USD	15,411,910	UBS AG	01/09/24	(34,789)
USD	11,594,634	AUD	18,319,188	Royal Bank of Canada	01/10/24	(53,097)
EUR	5,987,979	USD	6,369,620	State Street Bank and Trust	01/11/24	(12,216)
USD	38,777,026	AUD	61,103,297	State Street Bank and Trust	01/16/24	(80,741)
USD	87,455,897	EUR	82,470,645	Barclays Capital	01/18/24	(129,628)
EUR	7,380,214	USD	7,855,089	State Street Bank and Trust	01/18/24	(17,150)

Total (Depreciation)						$(1,196,021)

Total Appreciation (Depreciation)						$12,263,716

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$4,374,976,911	—	$4,374,976,911
U.S. Treasury Obligations	—	603,628,953	—	603,628,953
Commercial Paper	—	874,993,038	—	874,993,038
Securities Lending Collateral	—	10,104,381	—	10,104,381
Forward Currency Contracts**	—	12,263,716	—	12,263,716

TOTAL	—	$5,875,966,999	—	$5,875,966,999

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

78

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face
			Amount^	Value†
			(000)
AGENCY OBLIGATIONS — (0.4%)
Federal National Mortgage Association
	0.375%, 08/25/25		5,750	$5,275,438
BONDS — (91.7%)
3M Co.
#	2.375%, 08/26/29		6,900	5,631,724
7-Eleven, Inc.
Ω	1.800%, 02/10/31		5,000	3,715,870
Ω	2.500%, 02/10/41		4,900	2,851,621
AbbVie, Inc.
	4.050%, 11/21/39		3,000	2,343,982
	4.400%, 11/06/42		1,000	794,142
Advance Auto Parts, Inc.
#	3.900%, 04/15/30		1,993	1,616,159
	3.500%, 03/15/32		950	704,436
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	3.400%, 10/29/33		4,000	2,991,203
	3.850%, 10/29/41		2,000	1,340,474
Aetna, Inc.
	6.750%, 12/15/37		1,000	1,006,958
Affiliated Managers Group, Inc.
	3.300%, 06/15/30		5,200	4,305,282
African Development Bank
	3.300%, 07/27/27	AUD	7,300	4,336,927
	3.350%, 08/08/28	AUD	4,300	2,503,324
Aker BP ASA
Ω	4.000%, 01/15/31		1,000	843,963
Ω	6.000%, 06/13/33		4,000	3,768,041
Albemarle Corp.
#	5.050%, 06/01/32		2,000	1,745,597
Alimentation Couche-Tard, Inc.
Ω	3.439%, 05/13/41		650	415,259
Allegion PLC
	3.500%, 10/01/29		3,800	3,260,834
Allstate Corp.
	5.350%, 06/01/33		1,900	1,768,554
	4.500%, 06/15/43		520	393,169
Altria Group, Inc.
	3.400%, 05/06/30		2,100	1,756,287
	2.450%, 02/04/32		6,600	4,816,318
	4.500%, 05/02/43		900	635,317
Amcor Flexibles North America, Inc.
	2.630%, 06/19/30		375	295,991
Amdocs Ltd.
	2.538%, 06/15/30		1,600	1,259,148

			Face
			Amount^	Value†
			(000)
	American Electric Power Co., Inc.
	5.625%, 03/01/33		400	$375,450
	American Express Co.
	4.050%, 12/03/42		6,000	4,522,982
	American Honda Finance Corp.
	0.750%, 11/25/26	GBP	3,000	3,165,739
	American Tower Corp.
	4.125%, 05/16/27	EUR	2,000	2,091,665
#	5.650%, 03/15/33		400	372,146
	5.550%, 07/15/33		400	368,395
	Amgen, Inc.
	2.300%, 02/25/31		3,413	2,668,267
	4.950%, 10/01/41		1,200	988,380
	Amphenol Corp.
	2.800%, 02/15/30		5,600	4,657,133
	Analog Devices, Inc.
	2.800%, 10/01/41		1,000	634,248
	Anheuser-Busch InBev Worldwide, Inc.
	5.450%, 01/23/39		2,500	2,306,386
	ANZ New Zealand International Ltd.
#Ω	3.450%, 07/17/27		1,000	915,134
	Aon Corp.
#	3.750%, 05/02/29		9,775	8,739,437
	Appalachian Power Co.
	7.000%, 04/01/38		1,200	1,233,482
	Apple, Inc.
	3.350%, 02/09/27		6,000	5,656,512
#	2.200%, 09/11/29		5,000	4,232,134
	3.850%, 05/04/43		5,500	4,253,651
	ArcelorMittal SA
	4.250%, 07/16/29		2,447	2,203,742
	6.800%, 11/29/32		5,000	4,789,106
	Arizona Public Service Co.
	2.200%, 12/15/31		7,500	5,544,400
	Arrow Electronics, Inc.
	3.875%, 01/12/28		5,330	4,818,966
	Ashtead Capital, Inc.
Ω	2.450%, 08/12/31		2,000	1,475,026
Ω	5.500%, 08/11/32		4,600	4,115,892
	Asian Development Bank
	3.400%, 09/10/27	AUD	4,800	2,869,571
	4.250%, 01/17/28	AUD	5,000	3,069,483
	Asian Infrastructure Investment Bank
	1.900%, 01/18/27	AUD	2,000	1,137,421
	Assurant, Inc.
	2.650%, 01/15/32		6,000	4,323,059

79

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	AT&T, Inc.
	2.900%, 12/04/26	GBP	2,000	$2,228,808
	4.500%, 05/15/35		2,000	1,667,865
	4.900%, 08/15/37		2,000	1,681,468
	4.850%, 03/01/39		1,000	815,800
	Australia & New Zealand Banking Group Ltd.
	5.350%, 11/04/27	AUD	18,100	11,409,920
	AutoNation, Inc.
	1.950%, 08/01/28		3,000	2,411,581
	2.400%, 08/01/31		3,000	2,136,860
	AutoZone, Inc.
	5.200%, 08/01/33		400	362,800
	AvalonBay Communities, Inc.
#	2.450%, 01/15/31		3,000	2,371,018
	Avnet, Inc.
	3.000%, 05/15/31		8,245	6,240,851
	AXIS Specialty Finance PLC
	4.000%, 12/06/27		4,280	3,926,240
	Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc.
	3.337%, 12/15/27		9,170	8,353,816
	3.138%, 11/07/29		2,000	1,708,616
	Banco Bilbao Vizcaya Argentaria SA
	3.375%, 09/20/27	EUR	5,000	5,151,795
	Banco Santander SA
	3.800%, 02/23/28		5,800	5,157,598
	3.490%, 05/28/30		600	491,692
	Bank of America Corp.
	7.000%, 07/31/28	GBP	5,000	6,365,420
	5.875%, 02/07/42		636	596,083
	Bank of Nova Scotia
	2.875%, 05/03/27	GBP	2,000	2,209,906
	2.450%, 02/02/32		6,800	5,098,279
	Banque Federative du Credit Mutuel SA
	0.875%, 12/07/27	GBP	3,600	3,606,594
	5.375%, 05/25/28	GBP	3,000	3,567,113
	Barclays PLC
	3.250%, 02/12/27	GBP	3,000	3,292,273
	BAT Capital Corp.
	4.906%, 04/02/30		8,600	7,754,081
	4.390%, 08/15/37		1,200	872,165
	Bayer U.S. Finance II LLC
Ω	4.375%, 12/15/28		7,000	6,414,386
	Best Buy Co., Inc.
#	4.450%, 10/01/28		4,400	4,113,595
	Black Hills Corp.
	4.350%, 05/01/33		8,837	7,331,619

			Face
			Amount^	Value†
			(000)
BMW U.S. Capital LLC
Ω	4.150%, 04/09/30		4,000	$3,626,358
BNG Bank NV
	3.500%, 07/19/27	AUD	1,980	1,186,509
	3.300%, 07/17/28	AUD	1,500	875,437
BNP Paribas SA
Ω	3.500%, 11/16/27		8,631	7,788,360
Boardwalk Pipelines LP
	3.600%, 09/01/32		150	118,897
Boeing Co.
	2.950%, 02/01/30		1,800	1,486,469
	6.125%, 02/15/33		3,335	3,282,368
	3.600%, 05/01/34		2,600	2,026,884
	3.250%, 02/01/35		300	221,814
Booking Holdings, Inc.
	4.625%, 04/13/30		4,100	3,819,886
BP Capital Markets America, Inc.
	3.060%, 06/17/41		4,200	2,777,976
BPCE SA
Ω	2.700%, 10/01/29		2,000	1,648,121
Brighthouse Financial, Inc.
#	5.625%, 05/15/30		4,035	3,697,547
Bristol-Myers Squibb Co.
	4.125%, 06/15/39		2,000	1,588,330
Brixmor Operating Partnership LP
	2.500%, 08/16/31		1,833	1,347,828
Broadcom, Inc.
Ω	2.450%, 02/15/31		400	306,967
Ω	4.150%, 04/15/32		400	338,445
	4.300%, 11/15/32		2,800	2,382,796
Ω	3.419%, 04/15/33		600	466,515
Ω	3.137%, 11/15/35		4,900	3,456,444
Brookfield Finance, Inc.
	4.350%, 04/15/30		2,000	1,767,731
	2.724%, 04/15/31		4,000	3,094,439
Brown & Brown, Inc.
	4.200%, 03/17/32		400	335,288
Bunge Ltd. Finance Corp.
	3.750%, 09/25/27		2,041	1,887,714
Canadian Imperial Bank of Commerce
	3.600%, 04/07/32		2,000	1,644,080
Canadian Natural Resources Ltd.
	5.850%, 02/01/35		2,000	1,829,665
Carrier Global Corp.
	3.377%, 04/05/40		3,211	2,160,551
CBRE Services, Inc.
	5.950%, 08/15/34		787	715,527
CF Industries, Inc.
	5.150%, 03/15/34		1,700	1,506,456

80

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	Charles Schwab Corp.
	2.750%, 10/01/29		3,000	$2,471,425
#	4.625%, 03/22/30		5,000	4,562,546
	Choice Hotels International, Inc.
	3.700%, 12/01/29		4,580	3,750,959
	Cigna Group
	4.375%, 10/15/28		4,600	4,299,333
	2.400%, 03/15/30		3,866	3,118,767
	3.200%, 03/15/40		1,070	725,388
	Citigroup, Inc.
	8.125%, 07/15/39		4,866	5,486,587
	5.875%, 01/30/42		3,000	2,780,012
	CNO Financial Group, Inc.
	5.250%, 05/30/29		3,750	3,460,325
	Comcast Corp.
	7.050%, 03/15/33		3,437	3,654,329
	4.400%, 08/15/35		3,250	2,765,104
	3.900%, 03/01/38		1,300	1,008,419
	Commonwealth Bank of Australia
	2.400%, 01/14/27	AUD	5,000	2,888,047
	4.400%, 08/18/27	AUD	2,000	1,220,127
	5.000%, 01/13/28	AUD	13,450	8,362,533
	Conagra Brands, Inc.
	5.300%, 11/01/38		7,600	6,361,973
	ConocoPhillips
	5.900%, 10/15/32		4,800	4,833,363
	Consolidated Edison Co. of New York, Inc.
	6.750%, 04/01/38		1,300	1,341,469
	5.500%, 12/01/39		1,400	1,238,153
	5.700%, 06/15/40		294	263,797
	3.950%, 03/01/43		500	358,609
	Constellation Energy Generation LLC
	5.800%, 03/01/33		400	379,361
#	5.600%, 06/15/42		568	488,138
	Corebridge Financial, Inc.
	3.900%, 04/05/32		800	654,416
	4.350%, 04/05/42		8,000	5,800,447
	Cox Communications, Inc.
Ω	4.800%, 02/01/35		3,797	3,197,975
Ω	4.700%, 12/15/42		1,000	746,830
	Credit Agricole SA
	3.875%, 04/15/24		78	77,258
	0.375%, 04/20/28	EUR	5,000	4,470,548
	CRH America Finance, Inc.
Ω	3.950%, 04/04/28		1,280	1,185,013
	Crown Castle, Inc.
	2.900%, 04/01/41		1,000	602,963
	CSX Corp.
	5.200%, 11/15/33		1,000	938,527

			Face
			Amount^	Value†
			(000)
	CVS Health Corp.
	4.780%, 03/25/38		5,000	$4,135,473
	Danske Bank AS
Ω	4.375%, 06/12/28		6,000	5,500,373
	Deere & Co.
	5.375%, 10/16/29		250	249,640
	Dell International LLC/EMC Corp.
	3.375%, 12/15/41		5,000	3,220,975
	Devon Energy Corp.
#	5.600%, 07/15/41		800	679,108
	4.750%, 05/15/42		8,000	6,099,207
	Diageo Capital PLC
	2.375%, 10/24/29		5,900	4,921,772
	Discover Financial Services
	4.100%, 02/09/27		1,380	1,238,723
	Dominion Energy, Inc.
	4.900%, 08/01/41		6,755	5,394,980
	Dow Chemical Co.
	5.250%, 11/15/41		8,400	7,052,792
	Duke Energy Corp.
	3.300%, 06/15/41		400	261,562
	DuPont de Nemours, Inc.
	5.319%, 11/15/38		7,000	6,256,455
	Duquesne Light Holdings, Inc.
Ω	2.775%, 01/07/32		500	360,562
	DXC Technology Co.
	2.375%, 09/15/28		5,000	4,041,469
	Eagle Materials, Inc.
	2.500%, 07/01/31		600	457,458
	Eastman Chemical Co.
	4.800%, 09/01/42		2,000	1,533,582
	Edison International
	6.950%, 11/15/29		5,000	5,083,152
	Elevance Health, Inc.
	4.101%, 03/01/28		5,000	4,670,743
	2.250%, 05/15/30		3,616	2,882,727
	Enel Finance International NV
Ω	3.500%, 04/06/28		4,000	3,545,626
	Enterprise Products Operating LLC
	6.875%, 03/01/33		2,035	2,144,168
	6.650%, 10/15/34		1,500	1,554,958
	4.850%, 08/15/42		400	334,394
	Equinix, Inc.
	3.900%, 04/15/32		400	332,888
	ERP Operating LP
	1.850%, 08/01/31		2,000	1,486,895
	Estee Lauder Cos., Inc.
	2.600%, 04/15/30		145	119,515
	European Investment Bank
	3.300%, 02/03/28	AUD	1,931	1,141,367

81

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
	Eversource Energy
	5.125%, 05/15/33	400	$361,551
	Exelon Corp.
	5.625%, 06/15/35	400	371,706
	Expedia Group, Inc.
	3.250%, 02/15/30	53	43,890
	Fairfax Financial Holdings Ltd.
	4.625%, 04/29/30	1,500	1,331,497
	5.625%, 08/16/32	950	877,735
	FedEx Corp.
	4.900%, 01/15/34	3,588	3,267,475
	Fidelity National Financial, Inc.
	3.400%, 06/15/30	8,900	7,326,781
	2.450%, 03/15/31	1,000	750,254
	Fidelity National Information Services, Inc.
#	5.100%, 07/15/32	3,500	3,229,273
	3.100%, 03/01/41	1,000	630,944
	First American Financial Corp.
	2.400%, 08/15/31	3,300	2,383,616
	Flex Ltd.
	4.875%, 06/15/29	2,389	2,184,563
	4.875%, 05/12/30	2,500	2,268,868
	Flowserve Corp.
	2.800%, 01/15/32	9,600	7,074,243
	FMC Corp.
#	5.650%, 05/18/33	3,500	3,085,521
	FMR LLC
Ω	4.950%, 02/01/33	8,555	7,596,482
	Fortune Brands Innovations, Inc.
	3.250%, 09/15/29	3,900	3,321,024
	5.875%, 06/01/33	400	372,998
	Fox Corp.
	5.476%, 01/25/39	5,600	4,633,783
	Fresenius Medical Care U.S. Finance III, Inc.
Ω	3.750%, 06/15/29	4,000	3,247,699
Ω	2.375%, 02/16/31	3,300	2,247,246
	GATX Corp.
	3.500%, 06/01/32	1,050	829,987
	5.450%, 09/15/33	500	454,199
	General Motors Co.
	5.000%, 04/01/35	1,350	1,123,425
	General Motors Financial Co., Inc.
	5.850%, 04/06/30	8,000	7,561,019
	Georgia-Pacific LLC
	7.750%, 11/15/29	4,760	5,140,461
	Gilead Sciences, Inc.
	2.600%, 10/01/40	4,786	2,993,359

			Face
			Amount^	Value†
			(000)
Glencore Funding LLC
Ω	2.850%, 04/27/31		5,600	$4,347,205
Ω	2.625%, 09/23/31		400	301,253
Global Payments, Inc.
	4.450%, 06/01/28		1,071	986,039
Goldman Sachs Group, Inc.
#	6.125%, 02/15/33		6,200	6,156,911
	6.250%, 02/01/41		1,200	1,161,746
Halliburton Co.
	6.700%, 09/15/38		5,400	5,651,453
	7.450%, 09/15/39		1,000	1,090,538
Harley-Davidson Financial Services, Inc.
Ω	3.050%, 02/14/27		7,575	6,692,517
HCA, Inc.
#	5.500%, 06/01/33		5,000	4,561,589
Health Care Service Corp. A Mutual Legal Reserve Co.
Ω	2.200%, 06/01/30		350	276,705
Healthcare Realty Holdings LP
	2.000%, 03/15/31		400	291,579
Helmerich & Payne, Inc.
	2.900%, 09/29/31		3,600	2,765,151
Hess Corp.
	5.600%, 02/15/41		3,000	2,785,539
Home Depot, Inc.
	5.875%, 12/16/36		2,000	1,980,631
	3.300%, 04/15/40		5,900	4,171,432
Honeywell International, Inc.
	5.700%, 03/15/37		2,000	1,951,199
Host Hotels & Resorts LP
	3.375%, 12/15/29		1,101	907,242
HP, Inc.
#	5.500%, 01/15/33		1,000	918,054
HSBC Holdings PLC
	2.625%, 08/16/28	GBP	475	499,826
	4.950%, 03/31/30		3,556	3,271,043
HYPO NOE Landesbank fuer Niederoesterreich und Wien AG
	4.000%, 02/01/27	EUR	2,000	2,074,486
ING Groep NV
	3.950%, 03/29/27		6,550	6,064,184
	4.550%, 10/02/28		206	190,147
Intel Corp.
	4.600%, 03/25/40		4,200	3,516,312
	2.800%, 08/12/41		3,000	1,877,885
	4.250%, 12/15/42		1,500	1,146,456
	5.625%, 02/10/43		2,450	2,243,350
Inter-American Development Bank
	3.100%, 02/22/28	AUD	2,000	1,168,662

82

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	Inter-American Investment Corp.
	2.300%, 02/17/27	AUD	1,500	$859,073
	Intercontinental Exchange, Inc.
	2.650%, 09/15/40		7,000	4,382,840
	International Business Machines Corp.
	3.300%, 01/27/27		1,726	1,604,109
	3.500%, 05/15/29		29	25,844
	4.150%, 05/15/39		3,300	2,590,629
	2.850%, 05/15/40		2,000	1,281,243
	International Flavors & Fragrances, Inc.
Ω	3.268%, 11/15/40		9,500	5,777,268
	Interstate Power & Light Co.
	2.300%, 06/01/30		2,228	1,751,764
	Intesa Sanpaolo SpA
Ω	3.875%, 07/14/27		4,000	3,504,948
Ω	4.000%, 09/23/29		1,500	1,250,093
	Invitation Homes Operating Partnership LP
	5.500%, 08/15/33		1,000	906,603
	Jabil, Inc.
	3.600%, 01/15/30		3,995	3,393,202
	3.000%, 01/15/31		5,767	4,568,650
	Jackson Financial, Inc.
	5.670%, 06/08/32		2,000	1,839,552
	Jacobs Engineering Group, Inc.
	5.900%, 03/01/33		3,398	3,147,173
	Japan Government Five Year Bond
	0.200%, 12/20/27	JPY	1,600,000	10,492,812
	Jefferies Financial Group, Inc.
	2.625%, 10/15/31		7,900	5,824,323
	Johnson & Johnson
	1.300%, 09/01/30		2,825	2,182,266
#	4.375%, 12/05/33		4,334	4,037,041
	3.625%, 03/03/37		1,900	1,541,766
	3.400%, 01/15/38		2,000	1,553,492
	JPMorgan Chase & Co.
	5.500%, 10/15/40		4,500	4,099,493
	Juniper Networks, Inc.
	3.750%, 08/15/29		7,000	6,144,496
	Kellanova
	7.450%, 04/01/31		700	742,261
	Kemper Corp.
	2.400%, 09/30/30		2,070	1,502,563
	3.800%, 02/23/32		3,100	2,355,936
	Kimco Realty OP LLC
#	4.600%, 02/01/33		2,500	2,160,375

			Face Amount^	Value†
			(000)
Kinder Morgan Energy Partners LP
	6.500%, 09/01/39		1,565	$1,451,531
	Kinder Morgan, Inc.
	7.750%, 01/15/32		400	424,540
	5.300%, 12/01/34		5,000	4,424,524
	Kommunalbanken AS
	3.000%, 12/09/26	AUD	1,000	596,151
	4.350%, 01/18/28	AUD	7,800	4,792,978
	Kraft Heinz Foods Co.
	5.000%, 06/04/42		5,000	4,120,969
	Kroger Co.
	7.500%, 04/01/31		6,725	7,212,890
	Lam Research Corp.
	4.000%, 03/15/29		1,600	1,485,179
	Landwirtschaftliche Rentenbank
	4.000%, 01/19/28	AUD	2,360	1,433,612
	Lazard Group LLC
#	4.500%, 09/19/28		7,000	6,445,461
	Lear Corp.
	3.500%, 05/30/30		3,595	2,974,641
	Leggett & Platt, Inc.
	4.400%, 03/15/29		6,200	5,620,585
	Lincoln National Corp.
#	3.400%, 01/15/31		50	39,054
	3.400%, 03/01/32		4,555	3,414,289
	6.300%, 10/09/37		1,000	926,140
	Lloyds Banking Group PLC
	4.375%, 03/22/28		4,000	3,669,706
	Loews Corp.
	6.000%, 02/01/35		1,900	1,870,954
	4.125%, 05/15/43		1,000	744,819
	LSEGA Financing PLC
Ω	2.500%, 04/06/31		1,500	1,174,147
Ω	3.200%, 04/06/41		2,700	1,804,809
	LYB International Finance III LLC
	3.375%, 10/01/40		9,500	6,154,119
	Markel Group, Inc.
	3.350%, 09/17/29		7,000	6,087,913
	Marriott International, Inc.
	2.750%, 10/15/33		3,000	2,196,928
	Marsh & McLennan Cos., Inc.
	5.875%, 08/01/33		2,500	2,460,182
	Mercedes-Benz Finance North America LLC
	8.500%, 01/18/31		2,705	3,127,707
	Merck Sharp & Dohme Corp.
	6.400%, 03/01/28		1,091	1,126,361
	MetLife, Inc.
#	6.500%, 12/15/32		300	306,869

83

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
5.700%, 06/15/35		7,200	$6,833,376
Micron Technology, Inc.
# 4.663%, 02/15/30		4,334	3,883,795
5.875%, 02/09/33		400	372,110
5.875%, 09/15/33		1,000	923,217
3.366%, 11/01/41		3,200	2,016,669
Microsoft Corp.
# 3.500%, 02/12/35		8,000	6,806,077
4.200%, 11/03/35		3,750	3,375,796
Mississippi Power Co.
4.250%, 03/15/42		1,200	881,436
Mitsubishi UFJ Financial Group, Inc.
2.048%, 07/17/30		8,750	6,667,717
3.751%, 07/18/39		3,200	2,406,939
Mizuho Financial Group, Inc.
# 2.839%, 09/13/26		2,000	1,829,944
Molson Coors Beverage Co.
5.000%, 05/01/42		5,000	4,091,301
Morgan Stanley
7.250%, 04/01/32		4,234	4,518,202
Mosaic Co.
# 4.050%, 11/15/27		4,000	3,732,937
Motorola Solutions, Inc.
4.600%, 05/23/29		5,894	5,492,131
# 5.600%, 06/01/32		1,511	1,415,861
MPLX LP
4.125%, 03/01/27		1,600	1,502,612
4.500%, 04/15/38		5,610	4,370,498
National Australia Bank Ltd.
4.950%, 11/25/27	AUD	11,550	7,172,244
4.400%, 05/12/28	AUD	6,210	3,752,685
National Fuel Gas Co.
2.950%, 03/01/31		3,300	2,508,540
Nederlandse Waterschapsbank NV
3.500%, 07/20/27	AUD	7,300	4,374,513
3.450%, 07/17/28	AUD	10,000	5,868,447
NetApp, Inc.
2.700%, 06/22/30		3,600	2,889,638
Newmont Corp.
# 5.875%, 04/01/35		5,000	4,825,655
Nomura Holdings, Inc.
3.103%, 01/16/30		7,625	6,191,959
2.679%, 07/16/30		2,000	1,546,643
2.999%, 01/22/32		400	302,468
Nordea Bank Abp
0.500%, 05/14/27	EUR	1,400	1,322,010
Northern Trust Corp.
1.950%, 05/01/30		1,439	1,115,152
NOV, Inc.
3.950%, 12/01/42		1,359	909,829

			Face Amount^	Value†
			(000)
	Nucor Corp.
	3.950%, 05/01/28		6,000	$5,582,377
	3.125%, 04/01/32		180	145,418
	NVIDIA Corp.
	3.500%, 04/01/40		1,600	1,197,817
	ONEOK, Inc.
	6.350%, 01/15/31		3,700	3,649,654
	Oracle Corp.
	3.250%, 11/15/27		1,799	1,628,741
	3.250%, 05/15/30		2,966	2,494,824
	3.800%, 11/15/37		400	294,348
	3.600%, 04/01/40		4,000	2,746,607
	ORIX Corp.
	4.477%, 06/01/28	EUR	2,000	2,124,568
#	2.250%, 03/09/31		1,500	1,157,244
	4.000%, 04/13/32		2,500	2,154,126
	Owens Corning
	3.875%, 06/01/30		4,900	4,227,161
	Pacific LifeCorp
Ω	5.125%, 01/30/43		3,000	2,485,019
	Penske Truck Leasing Co. LP/PTL Finance Corp.
#	5.550%, 05/01/28		5,000	4,814,471
	Pfizer, Inc.
	5.600%, 09/15/40		400	375,617
	Philip Morris International, Inc.
	2.100%, 05/01/30		3,800	2,982,457
	4.375%, 11/15/41		2,200	1,654,094
	3.875%, 08/21/42		1,000	701,696
	Phillips 66
	2.150%, 12/15/30		2,200	1,699,561
	PNC Financial Services Group, Inc.
	3.450%, 04/23/29		150	129,554
	PPG Industries, Inc.
	2.800%, 08/15/29		5,000	4,271,226
	2.550%, 06/15/30		2,695	2,176,896
	Primerica, Inc.
	2.800%, 11/19/31		5,950	4,587,825
	Progress Energy, Inc.
	6.000%, 12/01/39		5,010	4,651,433
	Progressive Corp.
	6.250%, 12/01/32		900	909,418
	Prologis LP
	4.625%, 01/15/33		2,600	2,329,459
	Province of Manitoba
	3.600%, 08/17/27	AUD	6,800	4,061,494
	Prudential Financial, Inc.
	3.878%, 03/27/28		2,856	2,651,052
	5.750%, 07/15/33		3,625	3,571,391
	3.000%, 03/10/40		600	398,165

84

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	Prudential Funding Asia PLC
	3.125%, 04/14/30		3,600	$3,005,037
	3.625%, 03/24/32		2,750	2,268,103
	PulteGroup, Inc.
	6.375%, 05/15/33		1,100	1,069,666
	Rayonier LP
	2.750%, 05/17/31		3,500	2,673,708
	Realty Income Corp.
	5.625%, 10/13/32		2,600	2,453,927
	2.850%, 12/15/32		2,067	1,564,478
	1.800%, 03/15/33		4,600	3,130,658
	Reinsurance Group of America, Inc.
	3.950%, 09/15/26		2,357	2,227,989
	3.150%, 06/15/30		1,200	973,032
	Revvity, Inc.
	3.300%, 09/15/29		1,500	1,277,699
	Rio Tinto Finance USA Ltd.
	7.125%, 07/15/28		1,720	1,822,593
	Royal Bank of Canada
	5.000%, 01/24/28	GBP	500	585,787
	3.875%, 05/04/32		2,000	1,682,430
	5.000%, 02/01/33		6,000	5,424,685
	Royalty Pharma PLC
	2.200%, 09/02/30		400	305,298
	3.300%, 09/02/40		8,450	5,339,647
	RTX Corp.
	4.875%, 10/15/40		4,000	3,281,834
	Schlumberger Holdings Corp.
Ω	4.300%, 05/01/29		1,000	924,865
	Schlumberger Investment SA
	2.650%, 06/26/30		150	124,159
	Siemens Financieringsmaatschappij NV
Ω	6.125%, 08/17/26		80	81,062
	Simon Property Group LP
	2.650%, 07/15/30		3,800	3,063,526
	2.250%, 01/15/32		3,967	2,908,962
	Skandinaviska Enskilda Banken AB
	3.750%, 02/07/28	EUR	800	826,974
	3.875%, 05/09/28	EUR	3,000	3,153,414
	Societe Generale SA
	0.750%, 01/25/27	EUR	2,000	1,878,395
Ω	3.000%, 01/22/30		5,400	4,285,224
	Southern Co.
	5.200%, 06/15/33		400	367,671
	Southwest Gas Corp.
	2.200%, 06/15/30		5,700	4,415,269

			Face Amount^	Value†
			(000)
	Stanley Black & Decker, Inc.
#	3.000%, 05/15/32		6,500	$5,099,057
	5.200%, 09/01/40		3,000	2,529,506
	Steel Dynamics, Inc.
	3.250%, 01/15/31		6,080	5,026,980
	Stellantis Finance U.S., Inc.
Ω	2.691%, 09/15/31		9,099	6,881,867
	Sumitomo Mitsui Financial Group, Inc.
	3.544%, 01/17/28		3,100	2,794,578
	3.040%, 07/16/29		3,000	2,529,296
	2.222%, 09/17/31		6,227	4,612,841
	Sun Communities Operating LP
	4.200%, 04/15/32		5,000	4,127,011
	Suncor Energy, Inc.
	5.950%, 12/01/34		6,600	6,186,787
	6.500%, 06/15/38		1,000	961,394
	Svenska Handelsbanken AB
	3.750%, 11/01/27	EUR	8,000	8,398,946
	Swedbank AB
	1.300%, 02/17/27	EUR	1,000	953,295
	4.250%, 07/11/28	EUR	1,919	2,007,111
	Tapestry, Inc.
	3.050%, 03/15/32		1,462	1,048,959
	Targa Resources Corp.
	4.200%, 02/01/33		3,000	2,486,587
	Telefonica Europe BV
	8.250%, 09/15/30		6,875	7,475,210
	T-Mobile USA, Inc.
	4.375%, 04/15/40		1,450	1,121,482
	3.000%, 02/15/41		8,500	5,365,195
	Toronto-Dominion Bank
	2.000%, 09/10/31		2,778	2,051,984
	3.200%, 03/10/32		5,000	3,974,049
	4.456%, 06/08/32		4,909	4,280,631
	Toyota Motor Credit Corp.
	3.050%, 01/11/28		5,522	5,033,156
	TransCanada PipeLines Ltd.
	4.625%, 03/01/34		7,145	6,043,770
	TWDC Enterprises 18 Corp.
	4.125%, 12/01/41		1,000	762,501
	UBS Group AG
	1.250%, 09/01/26	EUR	3,900	3,781,113
	Union Pacific Corp.
	3.600%, 09/15/37		2,000	1,537,686
	3.375%, 02/14/42		250	174,769
	United Parcel Service, Inc.
	6.200%, 01/15/38		1,075	1,100,367
	5.200%, 04/01/40		5,260	4,776,940
#	4.875%, 11/15/40		907	794,722

85

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UnitedHealth Group, Inc.
3.875%, 12/15/28		2,200	$2,046,104
4.250%, 03/15/43		1,550	1,209,134
Unum Group
4.000%, 06/15/29		2,875	2,561,419
5.750%, 08/15/42		2,000	1,657,974
Valero Energy Corp.
7.500%, 04/15/32		4,400	4,668,843
6.625%, 06/15/37		2,300	2,258,517
Ventas Realty LP
3.000%, 01/15/30		3,400	2,777,019
Verizon Communications, Inc.
4.812%, 03/15/39		7,000	5,801,032
VF Corp.
# 2.950%, 04/23/30		6,945	5,439,387
Viatris, Inc.
3.850%, 06/22/40		5,350	3,329,791
Virginia Electric & Power Co.
8.875%, 11/15/38		670	807,527
Vodafone Group PLC
7.875%, 02/15/30		7,225	7,763,181
Volkswagen Financial Services NV
1.125%, 07/05/26	GBP	7,000	7,485,517
Voya Financial, Inc.
5.700%, 07/15/43		1,200	1,007,290
Walgreens Boots Alliance, Inc.
# 3.200%, 04/15/30		4,600	3,582,119
Walt Disney Co.
# 6.200%, 12/15/34		2,200	2,231,993
3.500%, 05/13/40		400	287,537
Warnermedia Holdings, Inc.
4.054%, 03/15/29		4,800	4,247,371
Wells Fargo & Co.
1.000%, 02/02/27	EUR	2,000	1,896,708
4.150%, 01/24/29		5,764	5,235,294
Welltower OP LLC
3.100%, 01/15/30		1,200	996,374
2.750%, 01/15/31		7,300	5,730,610
2.750%, 01/15/32		400	305,610
Western Union Co.
2.750%, 03/15/31		5,000	3,799,310
Westlake Corp.
3.375%, 06/15/30		1,016	844,536

		Face Amount^	Value†
		(000)
2.875%, 08/15/41		800	$470,073
Westpac Banking Corp.
4.800%, 02/16/28	AUD	5,600	3,444,703
WestRock MWV LLC
8.200%, 01/15/30		3,885	4,210,307
7.950%, 02/15/31		3,112	3,357,338
Williams Cos., Inc.
5.650%, 03/15/33		400	377,382
6.300%, 04/15/40		1,000	944,151
Willis North America, Inc.
5.350%, 05/15/33		3,000	2,734,070
WP Carey, Inc.
2.250%, 04/01/33		5,000	3,493,754
WRKCo, Inc.
4.200%, 06/01/32		1,600	1,395,308

TOTAL BONDS			1,198,096,221

U.S. TREASURY OBLIGATIONS — (4.5%)
U.S. Treasury Notes
0.375%, 04/30/25		3,000	2,792,227
0.250%, 05/31/25		11,750	10,873,799
0.250%, 07/31/25		3,750	3,445,752
0.250%, 08/31/25		11,000	10,072,305
2.250%, 11/15/25		5,000	4,729,687
0.375%, 11/30/25		4,500	4,088,496
2.625%, 01/31/26		5,000	4,747,852
1.875%, 07/31/26		8,600	7,932,156
1.500%, 08/15/26		8,000	7,292,500
1.375%, 08/31/26		3,000	2,722,148

TOTAL U.S. TREASURY OBLIGATIONS			58,696,922

TOTAL INVESTMENT SECURITIES (Cost $1,462,353,359)			1,262,068,581

		Shares
SECURITIES LENDING COLLATERAL — (3.4%)
@§ The DFA Short Term Investment Fund		3,787,337	43,808,133

TOTAL INVESTMENTS — (100.0%) (Cost $1,506,162,304)			$1,305,876,714

86

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

As of October 31, 2023, DFA Intermediate-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
EUR	175,056	USD	184,392	Citibank, N.A.	12/14/23	$1,182
EUR	2,679,904	USD	2,813,968	HSBC Bank	12/14/23	26,950
USD	42,283,243	EUR	39,530,741	State Street Bank and Trust	12/14/23	377,409
EUR	3,049,625	USD	3,211,560	UBS AG	12/14/23	21,293
AUD	1,451,292	USD	918,337	Bank of America Corp.	01/04/24	4,259
USD	39,823,776	AUD	62,607,485	HSBC Bank	01/04/24	23,758
USD	21,489,435	EUR	20,176,807	HSBC Bank	01/22/24	57,488
USD	10,807,116	JPY	1,596,520,145	UBS AG	01/24/24	127,489

Total Appreciation						$639,828
EUR	6,643,433	USD	7,050,496	HSBC Bank	12/14/23	$(7,911)
EUR	4,410,138	USD	4,686,130	Royal Bank of Canada	12/14/23	(11,021)
EUR	4,569,674	USD	4,853,798	UBS AG	12/14/23	(9,568)
GBP	1,966,810	USD	2,394,305	Citibank, N.A.	01/04/24	(2,439)
USD	916,621	AUD	1,445,756	HSBC Bank	01/04/24	(2,456)
USD	38,884,620	GBP	32,015,713	State Street Bank and Trust	01/04/24	(50,155)
GBP	2,628,909	USD	3,228,098	UBS AG	01/04/24	(31,043)
USD	40,576,867	AUD	63,941,430	State Street Bank and Trust	01/16/24	(85,770)

Total (Depreciation)						$(200,363)

Total Appreciation (Depreciation)						$439,465

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$5,275,438	—	$5,275,438
Bonds	—	1,198,096,221	—	1,198,096,221
U.S. Treasury Obligations	—	58,696,922	—	58,696,922
Securities Lending Collateral	—	43,808,133	—	43,808,133
Forward Currency Contracts**	—	439,465	—	439,465

TOTAL	—	$1,306,316,179	—	$1,306,316,179

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

87

DFA TARGETED CREDIT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face Amount^	Value†
			(000)
BONDS — (93.5%)
AUSTRALIA — (3.3%)
ANZ New Zealand International Ltd.
Ω	3.400%, 03/19/24		4,000	$3,962,281
APA Infrastructure Ltd.
	4.250%, 11/26/24	GBP	2,000	2,378,610
Ω	4.200%, 03/23/25		3,200	3,115,024
BHP Billiton Finance Ltd.
	3.000%, 05/29/24	EUR	5,900	6,200,241
	3.250%, 09/25/24	GBP	1,250	1,487,759
BNZ International Funding Ltd.
	0.375%, 09/14/24	EUR	4,200	4,301,475
Glencore Finance Europe Ltd.
	0.625%, 09/11/24	EUR	397	406,731
	1.750%, 03/17/25	EUR	1,000	1,022,871
Glencore Funding LLC
Ω	4.625%, 04/29/24		3,400	3,374,002
Ω	1.625%, 09/01/25		1,175	1,085,122
Ω	1.625%, 04/27/26		700	630,506
Macquarie Group Ltd.
	0.625%, 02/03/27	EUR	500	467,693
Westpac Securities NZ Ltd.
	1.099%, 03/24/26	EUR	2,235	2,193,142

TOTAL AUSTRALIA				30,625,457

BELGIUM — (1.0%)
Belfius Bank SA
	0.375%, 09/02/25	EUR	1,800	1,774,471
	0.375%, 02/13/26	EUR	5,000	4,860,923
Groupe Bruxelles Lambert NV
	1.875%, 06/19/25	EUR	2,000	2,046,691

TOTAL BELGIUM				8,682,085

CANADA — (4.8%)
Alimentation Couche-Tard, Inc.
	1.875%, 05/06/26	EUR	5,000	4,983,458
Bank of Nova Scotia
	1.050%, 03/02/26		5,900	5,261,436
Brookfield Corp.
	4.000%, 01/15/25		2,100	2,046,986
Canadian Imperial Bank of Commerce
	1.250%, 06/22/26		7,391	6,545,771
Canadian Natural Resources Ltd.
	3.900%, 02/01/25		1,200	1,166,504

			Face Amount^	Value†
			(000)
	CANADA — (Continued)
	Enbridge Pipelines, Inc.
	3.000%, 08/10/26	CAD	3,000	$2,023,191
	Enbridge, Inc.
#	2.500%, 01/15/25		2,200	2,109,864
	Honda Canada Finance, Inc.
	2.500%, 06/04/24	CAD	4,000	2,833,474
	Magna International, Inc.
	1.900%, 11/24/23	EUR	500	528,304
	Methanex Corp.
	4.250%, 12/01/24		300	292,937
	Royal Bank of Canada
	0.875%, 01/20/26		8,000	7,170,587
	Spectra Energy Partners LP
	4.750%, 03/15/24		500	497,614
	Toronto-Dominion Bank
	2.350%, 03/08/24		2,000	1,975,226
	0.375%, 04/25/24	EUR	550	571,681
	1.200%, 06/03/26		5,121	4,540,215
	Toyota Credit Canada, Inc.
	1.270%, 07/22/24	CAD	2,250	1,574,489

	TOTAL CANADA			44,121,737

	DENMARK — (1.9%)
	AP Moller - Maersk AS
	1.750%, 03/16/26	EUR	5,500	5,518,890
	Danske Bank AS
Ω	5.375%, 01/12/24		2,000	1,994,204
	0.625%, 05/26/25	EUR	2,500	2,504,830
	ISS Finance BV
	1.250%, 07/07/25	EUR	2,800	2,809,824
	Nykredit Realkredit AS
	0.250%, 01/13/26	EUR	5,000	4,844,322

	TOTAL DENMARK			17,672,070

	FINLAND — (0.7%)
	OP Corporate Bank PLC
	0.125%, 07/01/24	EUR	6,500	6,700,346

	FRANCE — (4.8%)
	Air Liquide Finance SA
	1.875%, 06/05/24	EUR	1,200	1,252,846
	Banque Federative du Credit Mutuel SA
Ω	0.650%, 02/27/24		800	786,451
	0.010%, 03/07/25	EUR	1,000	1,000,603
	1.000%, 05/23/25	EUR	2,000	2,016,316
	1.625%, 01/19/26	EUR	1,500	1,507,821
	0.750%, 06/08/26	EUR	1,000	971,499

88

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
FRANCE — (Continued)
Banque Stellantis France SACA
Δ	0.000%, 01/22/25	EUR	2,400	$2,413,271
BNP Paribas SA
	1.000%, 06/27/24	EUR	498	516,580
	1.125%, 08/28/24	EUR	700	723,079
Ω	3.375%, 01/09/25		2,000	1,931,877
	1.250%, 03/19/25	EUR	3,400	3,460,057
BPCE SA
	1.000%, 07/15/24	EUR	700	724,971
Ω	2.375%, 01/14/25		2,300	2,187,167
	0.625%, 04/28/25	EUR	2,600	2,613,524
Ω	1.000%, 01/20/26		3,000	2,683,213
	1.375%, 03/23/26	EUR	1,000	991,971
CA Auto Bank SpA
Δ	0.000%, 04/16/24	EUR	2,000	2,077,081
Credit Agricole SA
	0.500%, 06/24/24	EUR	800	827,577
	1.000%, 09/16/24	EUR	1,000	1,030,145
	1.375%, 03/13/25	EUR	2,000	2,040,347
LeasePlan Corp. NV
Ω	2.875%, 10/24/24		3,000	2,900,299
	2.125%, 05/06/25	EUR	700	718,850
	0.250%, 02/23/26	EUR	1,043	1,005,596
Societe Generale SA
Ω	2.625%, 10/16/24		800	772,110
Ω	1.375%, 07/08/25		3,600	3,324,123
	0.125%, 02/24/26	EUR	2,200	2,129,677
Ω	4.000%, 01/12/27		2,000	1,841,605

TOTAL FRANCE				44,448,656

GERMANY — (5.1%)
Bayer U.S. Finance II LLC
Ω	4.250%, 12/15/25		2,800	2,690,126
Bayer U.S. Finance LLC
Ω	3.375%, 10/08/24		1,000	973,930
Commerzbank AG
	1.750%, 01/22/25	GBP	600	687,701
	1.125%, 06/22/26	EUR	3,000	2,933,683
Daimler Truck Finance North America LLC
Ω	3.500%, 04/07/25		4,490	4,336,980
Daimler Truck International Finance BV
	1.250%, 04/06/25	EUR	4,700	4,770,309
	Deutsche Bank AG
	3.700%, 05/30/24		1,800	1,769,244
	2.625%, 12/16/24	GBP	1,000	1,159,507
	4.100%, 01/13/26		1,000	949,920
	1.625%, 01/20/27	EUR	2,500	2,384,963
Fresenius Medical Care AG & Co. KGaA
	3.875%, 09/20/27	EUR	1,500	1,531,362

			Face Amount^	Value†
			(000)
GERMANY — (Continued)
Fresenius Medical Care U.S. Finance III, Inc.
Ω	1.875%, 12/01/26		3,280	$2,804,041
Fresenius SE & Co. KGaA
	1.875%, 05/24/25	EUR	2,707	2,764,944
Mercedes-Benz Finance Canada, Inc.
	2.970%, 03/13/24	CAD	4,700	3,357,632
Mercedes-Benz Finance North America LLC
Ω	1.450%, 03/02/26		2,024	1,837,373
Mercedes-Benz International Finance BV
	0.250%, 11/06/23	EUR	750	793,194
	1.625%, 11/11/24	GBP	2,000	2,334,436
Volkswagen Bank GmbH
	1.250%, 06/10/24	EUR	2,000	2,078,291
Volkswagen Financial Services NV
	4.250%, 10/09/25	GBP	4,000	4,686,248
Volkswagen Leasing GmbH
	0.375%, 07/20/26	EUR	500	477,819
VW Credit Canada, Inc.
	2.050%, 12/10/24	CAD	1,350	934,900
ZF North America Capital, Inc.
Ω	4.750%, 04/29/25		500	482,423

TOTAL GERMANY				46,739,026

IRELAND — (0.6%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	6.500%, 07/15/25		5,450	5,437,414
	1.750%, 01/30/26		500	449,613

TOTAL IRELAND				5,887,027

ITALY — (3.0%)
Enel Finance International NV
	5.625%, 08/14/24	GBP	4,000	4,846,881
	0.375%, 06/17/27	EUR	2,000	1,855,294
Eni SpA
	0.625%, 09/19/24	EUR	1,000	1,026,453
Holding d’Infrastructures de Transport SASU
	2.500%, 05/04/27	EUR	5,400	5,382,447
Intesa Sanpaolo SpA
	1.000%, 07/04/24	EUR	2,000	2,071,549
Ω	3.250%, 09/23/24		800	777,109
	0.625%, 02/24/26	EUR	3,800	3,684,403

89

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
ITALY — (Continued)
Republic of Italy Government International Bonds
	2.375%, 10/17/24		1,661	$1,604,011
Snam SpA
Δ	0.000%, 08/15/25	EUR	5,000	4,917,553
UniCredit SpA
	0.325%, 01/19/26	EUR	1,750	1,704,341

TOTAL ITALY				27,870,041

JAPAN — (6.0%)
7-Eleven, Inc.
Ω	0.950%, 02/10/26		7,926	7,099,735
Aircastle Ltd.
#	4.125%, 05/01/24		2,000	1,972,602
Ω	5.250%, 08/11/25		50	48,677
	4.250%, 06/15/26		3,500	3,282,088
American Honda Finance Corp.
	0.750%, 01/17/24	EUR	1,900	1,996,165
	1.950%, 10/18/24	EUR	3,267	3,386,752
East Japan Railway Co.
	2.614%, 09/08/25	EUR	2,700	2,793,860
JT International Financial Services BV
	1.125%, 09/28/25	EUR	1,000	996,519
Mitsubishi UFJ Financial Group, Inc.
	0.339%, 07/19/24	EUR	1,470	1,514,444
	3.850%, 03/01/26		4,000	3,811,304
Mizuho Financial Group, Inc.
	0.118%, 09/06/24	EUR	1,782	1,823,825
Nissan Motor Acceptance Co. LLC
Ω	1.125%, 09/16/24		500	477,059
Ω	2.000%, 03/09/26		1,500	1,338,621
#	1.850%, 09/16/26		250	216,411
Nissan Motor Co. Ltd.
Ω	3.522%, 09/17/25		3,000	2,837,029
Nomura Holdings, Inc.
	2.648%, 01/16/25		5,500	5,252,778
	1.653%, 07/14/26		700	617,420
NTT Finance Corp.
	0.010%, 03/03/25	EUR	580	582,577
Sumitomo Mitsui Financial Group, Inc.
	0.934%, 10/11/24	EUR	2,000	2,053,282
	1.546%, 06/15/26	EUR	1,522	1,509,249
Takeda Pharmaceutical Co. Ltd.
	2.250%, 11/21/26	EUR	5,900	5,940,204

			Face Amount^	Value†
			(000)
	JAPAN — (Continued)
	Toyota Finance Australia Ltd.
	2.004%, 10/21/24	EUR	700	$725,617
	0.064%, 01/13/25	EUR	4,300	4,335,034

	TOTAL JAPAN			54,611,252

	LUXEMBOURG — (0.7%)
	ArcelorMittal SA
#	6.125%, 06/01/25		500	501,035
	4.875%, 09/26/26	EUR	5,500	5,915,469

	TOTAL LUXEMBOURG			6,416,504

	NETHERLANDS — (2.0%)
	ABN AMRO Bank NV
	0.875%, 01/15/24	EUR	1,900	1,996,668
	2.375%, 06/01/27	EUR	1,000	990,602
	Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		1,450	1,415,956
	Enexis Holding NV
	0.875%, 04/28/26	EUR	1,000	987,639
	ING Groep NV
	1.125%, 02/14/25	EUR	1,300	1,323,670
Ω	4.625%, 01/06/26		6,100	5,906,351
	JAB Holdings BV
	1.750%, 06/25/26	EUR	1,500	1,494,000
	Koninklijke Philips NV
	0.500%, 05/22/26	EUR	4,550	4,396,191

	TOTAL NETHERLANDS			18,511,077

	PORTUGAL — (0.5%)
	EDP - Energias de Portugal SA
	2.875%, 06/01/26	EUR	4,100	4,211,232

	SPAIN — (2.6%)
	Banco Bilbao Vizcaya Argentaria SA
	1.375%, 05/14/25	EUR	400	404,922
	1.750%, 11/26/25	EUR	3,000	3,030,410
	Banco Santander SA
	0.250%, 06/19/24	EUR	900	929,654
	1.849%, 03/25/26		2,000	1,786,787
	CaixaBank SA
	2.375%, 02/01/24	EUR	2,000	2,106,894
	1.000%, 06/25/24	EUR	300	311,050
	0.375%, 02/03/25	EUR	4,000	4,032,065
	1.375%, 06/19/26	EUR	1,800	1,764,282
	Iberdrola Finanzas SA
	7.375%, 01/29/24	GBP	1,500	1,828,625
	Naturgy Finance BV
	0.875%, 05/15/25	EUR	1,500	1,511,513
	Santander Holdings USA, Inc.
	3.244%, 10/05/26		3,000	2,694,297

90

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	SPAIN — (Continued)
	Santander U.K. Group Holdings PLC
	3.625%, 01/14/26	GBP	1,000	$1,144,054
	Telefonica Emisiones SA
	1.069%, 02/05/24	EUR	800	839,844
	5.375%, 02/02/26	GBP	1,000	1,204,911

	TOTAL SPAIN			23,589,308

	SWEDEN — (1.8%)
	Lansforsakringar Bank AB
	0.125%, 02/19/25	EUR	3,500	3,504,666
	Skandinaviska Enskilda Banken AB
	1.750%, 11/11/26	EUR	1,000	990,371
	Swedbank AB
	0.250%, 10/09/24	EUR	2,500	2,552,350
	0.750%, 05/05/25	EUR	2,000	2,014,822
	3.750%, 11/14/25	EUR	1,000	1,051,525
	Volvo Treasury AB
	2.125%, 09/01/24	EUR	1,400	1,457,032
	2.625%, 02/20/26	EUR	4,400	4,518,840

	TOTAL SWEDEN			16,089,606

	SWITZERLAND — (1.1%)
	ABB Finance BV
	0.625%, 03/31/24	EUR	1,000	1,043,344
	0.750%, 05/16/24	EUR	1,880	1,954,815
	UBS AG
Ω	0.450%, 02/09/24		2,000	1,968,586
	0.010%, 03/31/26	EUR	2,000	1,909,554
	UBS Group AG
	4.125%, 09/24/25		2,000	1,914,090
	4.125%, 04/15/26		1,000	946,754

	TOTAL SWITZERLAND			9,737,143

UNITED KINGDOM — (6.0%)
	Barclays PLC
	3.650%, 03/16/25		1,650	1,586,729
	4.375%, 01/12/26		2,160	2,061,777
	3.000%, 05/08/26	GBP	2,000	2,240,166
	BAT Capital Corp.
	3.222%, 08/15/24		116	113,401
	3.215%, 09/06/26		1,500	1,389,184
	BAT International Finance PLC
	2.750%, 03/25/25	EUR	900	934,006
	1.668%, 03/25/26		2,616	2,355,886
	BP Capital Markets PLC
	1.876%, 04/07/24	EUR	1,584	1,659,673
	0.900%, 07/03/24	EUR	500	517,818
	British Telecommunications PLC
	0.500%, 09/12/25	EUR	1,000	992,693

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (Continued)
CK Hutchison Group Telecom Finance SA
	0.750%, 04/17/26	EUR	2,000	$1,943,664
CNH Industrial Capital LLC
	4.200%, 01/15/24		1,567	1,560,221
	3.950%, 05/23/25		1,700	1,647,380
CNH Industrial Finance Europe SA
Δ	0.000%, 04/01/24	EUR	1,500	1,560,404
Diageo Finance PLC
	1.000%, 04/22/25	EUR	2,500	2,534,610
HSBC Holdings PLC
	6.500%, 05/20/24	GBP	1,200	1,461,188
	0.875%, 09/06/24	EUR	1,316	1,355,343
	4.300%, 03/08/26		1,908	1,828,482
Lloyds Bank Corporate Markets PLC
	1.750%, 07/11/24	GBP	3,000	3,542,646
Lseg Netherlands BV
Δ	0.000%, 04/06/25	EUR	325	324,506
Motability Operations Group PLC
	0.875%, 03/14/25	EUR	3,552	3,599,092
National Grid North America, Inc.
	0.410%, 01/20/26	EUR	2,750	2,683,104
National Grid PLC
	2.179%, 06/30/26	EUR	3,300	3,318,087
Nationwide Building Society
	1.250%, 03/03/25	EUR	2,000	2,036,504
Ω	3.900%, 07/21/25		1,800	1,729,661
Ω	1.000%, 08/28/25		2,600	2,369,770
Ω	1.500%, 10/13/26		1,500	1,309,335
NatWest Group PLC
	4.800%, 04/05/26		2,367	2,280,634
Reynolds American, Inc.
	4.450%, 06/12/25		930	906,844
Standard Chartered PLC
#Ω	3.200%, 04/17/25		2,000	1,916,167
Vodafone Group PLC
	1.875%, 09/11/25	EUR	1,500	1,527,902

TOTAL UNITED KINGDOM				55,286,877

UNITED STATES — (47.6%)
AES Corp.
Ω	3.300%, 07/15/25		1,500	1,417,260
Aetna, Inc.
	3.500%, 11/15/24		412	401,613
Altria Group, Inc.
	2.200%, 06/15/27	EUR	2,000	1,966,107
Amcor Finance USA, Inc.
	3.625%, 04/28/26		2,835	2,670,804

91

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
American Electric Power Co., Inc.
1.000%, 11/01/25		678	$615,237
American Medical Systems Europe BV
0.750%, 03/08/25	EUR	4,400	4,447,562
American Tower Corp.
3.375%, 05/15/24		900	886,835
4.400%, 02/15/26		1,300	1,251,457
1.600%, 04/15/26		3,250	2,909,142
1.950%, 05/22/26	EUR	500	498,390
Amgen, Inc.
2.000%, 02/25/26	EUR	3,500	3,548,705
Ares Capital Corp.
4.200%, 06/10/24		3,000	2,949,500
# 3.250%, 07/15/25		2,500	2,344,374
3.875%, 01/15/26		1,000	935,201
Arrow Electronics, Inc.
3.250%, 09/08/24		1,400	1,363,920
AT&T, Inc.
4.000%, 11/25/25	CAD	2,000	1,391,945
AT&T, Inc., Floating Rate Note, 3M Euribor +
0.400%, FRN
(r) 4.198%, 03/06/25	EUR	2,000	2,117,144
Ball Corp.
4.875%, 03/15/26		1,000	960,343
Bank of America Corp.
2.375%, 06/19/24	EUR	1,500	1,569,787
Becton Dickinson & Co.
0.034%, 08/13/25	EUR	4,250	4,192,655
Boardwalk Pipelines LP
4.950%, 12/15/24		3,937	3,875,216
5.950%, 06/01/26		1,926	1,907,873
Boeing Co.
2.600%, 10/30/25		1,827	1,706,508
3.100%, 05/01/26		4,100	3,822,789
2.250%, 06/15/26		153	138,791
Booking Holdings, Inc
2.375%, 09/23/24	EUR	3,146	3,277,407
Brixmor Operating Partnership LP
3.850%, 02/01/25		800	770,534
Brown & Brown, Inc.
4.200%, 09/15/24		1,840	1,808,120
Campbell Soup Co.
3.950%, 03/15/25		1,000	972,113
3.300%, 03/19/25		1,223	1,175,316
Capital One Financial Corp.
3.200%, 02/05/25		1,000	956,098
Carrier Global Corp.
2.242%, 02/15/25		79	75,217

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Caterpillar Financial Services Corp., Floating Rate Note, SOFR + 0.455%, FRN
#(r)	5.796%, 08/11/25		5,250	$5,254,953
	Celanese U.S. Holdings LLC
	1.400%, 08/05/26		6,800	5,922,083
	Charles Schwab Corp.
	0.750%, 03/18/24		2,941	2,881,994
	Citigroup, Inc.
	2.375%, 05/22/24	EUR	1,420	1,488,151
	5.150%, 05/21/26	GBP	2,000	2,387,847
	CNA Financial Corp.
	3.950%, 05/15/24		1,499	1,480,927
	CNO Financial Group, Inc.
	5.250%, 05/30/25		5,500	5,371,133
	Conagra Brands, Inc.
	4.300%, 05/01/24		704	697,391
	Constellation Energy Generation LLC
	3.250%, 06/01/25		3,500	3,349,214
	Corporate Office Properties LP
	2.250%, 03/15/26		1,200	1,085,131
	Cox Communications, Inc.
Ω	3.850%, 02/01/25		380	368,906
	DCP Midstream Operating LP
	5.375%, 07/15/25		2,000	1,975,974
	Digital Stout Holding LLC
	4.250%, 01/17/25	GBP	2,000	2,380,190
	Discover Bank
	3.450%, 07/27/26		2,000	1,810,180
	Discover Financial Services
	3.750%, 03/04/25		1,200	1,150,976
#	4.500%, 01/30/26		2,500	2,373,847
	4.100%, 02/09/27		1,000	897,625
	Dominion Energy, Inc.
	3.300%, 03/15/25		600	579,161
	Dover Corp.
	0.750%, 11/04/27	EUR	2,310	2,156,088
	Dow Chemical Co.
	0.500%, 03/15/27	EUR	525	492,975
	DPL, Inc.
	4.125%, 07/01/25		2,000	1,882,095
	DTE Energy Co.
	1.050%, 06/01/25		2,300	2,124,718
	DXC Capital Funding DAC
	0.450%, 09/15/27	EUR	2,500	2,206,467
	DXC Technology Co.
	1.750%, 01/15/26	EUR	2,000	1,977,103
	1.800%, 09/15/26		3,000	2,629,371

92

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Eastman Chemical Co.
	3.800%, 03/15/25		1,000	$966,865
	Ecolab, Inc.
	1.000%, 01/15/24	EUR	2,117	2,224,990
	Edison International
	4.950%, 04/15/25		5,500	5,388,928
	Emerson Electric Co.
	0.375%, 05/22/24	EUR	2,500	2,592,446
	Energy Transfer LP
	4.050%, 03/15/25		1,500	1,458,091
	EPR Properties
	4.750%, 12/15/26		2,000	1,824,297
	ERAC USA Finance LLC
Ω	3.850%, 11/15/24		4,394	4,298,613
	Expedia Group, Inc.
	5.000%, 02/15/26		1,166	1,139,722
	Experian Finance PLC
	1.375%, 06/25/26	EUR	2,000	1,972,934
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25		4,900	4,789,058
	Fidelity National Information Services, Inc.
	0.625%, 12/03/25	EUR	1,000	982,260
	1.500%, 05/21/27	EUR	1,500	1,434,451
	Fiserv, Inc.
	3.200%, 07/01/26		3,088	2,885,008
	Flex Ltd.
	4.750%, 06/15/25		650	632,909
	3.750%, 02/01/26		5,000	4,733,901
	Ford Motor Credit Co. LLC
	4.134%, 08/04/25		2,000	1,906,273
	4.389%, 01/08/26		1,000	947,902
	6.950%, 03/06/26		1,000	1,001,726
	Freeport-McMoRan, Inc.
	4.550%, 11/14/24		2,000	1,957,268
	General Mills, Inc.
	0.450%, 01/15/26	EUR	2,000	1,958,319
	General Motors Co.
	6.125%, 10/01/25		1,300	1,297,691
	General Motors Financial Co., Inc.
	2.750%, 06/20/25		3,500	3,302,917
	1.250%, 01/08/26		300	268,856
	0.850%, 02/26/26	EUR	750	732,648
	5.250%, 03/01/26		1,473	1,435,595
	Global Payments, Inc.
	1.200%, 03/01/26		1,600	1,426,565
	4.800%, 04/01/26		4,250	4,105,187
	GLP Capital LP/GLP Financing II, Inc.
	3.350%, 09/01/24		3,125	3,035,040

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Goldman Sachs Group, Inc.
	3.375%, 03/27/25	EUR	3,500	$3,666,577
	4.250%, 01/29/26	GBP	700	821,398
	Graphic Packaging International LLC
	4.125%, 08/15/24		824	803,422
	Hanesbrands, Inc.
#Ω	4.875%, 05/15/26		2,500	2,297,037
	Harley-Davidson Financial Services, Inc.
	0.900%, 11/19/24	EUR	1,000	1,019,691
	HCA, Inc.
	5.375%, 02/01/25		3,250	3,215,514
	Healthcare Realty Holdings LP
	3.500%, 08/01/26		5,000	4,627,431
	Hewlett Packard Enterprise Co.
	1.750%, 04/01/26		2,000	1,815,181
	Holcim Finance Luxembourg SA
	1.500%, 04/06/25	EUR	5,750	5,860,347
	Howmet Aerospace, Inc.
	6.875%, 05/01/25		112	112,390
	HP, Inc.
	2.200%, 06/17/25		2,000	1,888,320
	Humana, Inc.
	3.850%, 10/01/24		3,000	2,941,428
	Huntington Bancshares, Inc.
	2.625%, 08/06/24		700	678,069
	Hyatt Hotels Corp.
	4.850%, 03/15/26		1,796	1,749,086
	International Flavors & Fragrances, Inc.
	1.800%, 09/25/26	EUR	1,000	980,207
	Interpublic Group of Cos., Inc.
	4.200%, 04/15/24		500	494,560
	Jabil, Inc.
	1.700%, 04/15/26		5,825	5,250,275
	Jefferies Financial Group, Inc.
	1.000%, 07/19/24	EUR	863	891,600
	4.850%, 01/15/27		4,000	3,801,512
	John Deere Cash Management SARL
	1.375%, 04/02/24	EUR	1,000	1,045,955
	John Deere Financial, Inc.
	1.090%, 07/17/24	CAD	2,870	2,008,514
	Johnson Controls International PLC
	1.375%, 02/25/25	EUR	2,000	2,039,361
	JPMorgan Chase & Co.
	3.300%, 04/01/26		762	718,057

93

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Kellanova
	1.250%, 03/10/25	EUR	3,000	$3,060,280
	Kilroy Realty LP
	3.450%, 12/15/24		2,000	1,927,880
	Laboratory Corp. of America Holdings
	1.550%, 06/01/26		1,914	1,713,742
	Las Vegas Sands Corp.
	2.900%, 06/25/25		3,000	2,816,978
	Lazard Group LLC
	3.750%, 02/13/25		1,000	967,681
	Lennar Corp.
	4.750%, 05/30/25		1,200	1,174,848
	Lincoln National Corp.
#	3.350%, 03/09/25		1,000	961,487
	LYB International Finance II BV
	0.875%, 09/17/26	EUR	1,200	1,152,195
	LYB International Finance III LLC
	1.250%, 10/01/25		316	288,282
	ManpowerGroup, Inc.
	1.750%, 06/22/26	EUR	130	129,919
	Marathon Petroleum Corp.
	3.625%, 09/15/24		2,100	2,053,681
	4.700%, 05/01/25		1,900	1,860,408
	5.125%, 12/15/26		250	244,707
	Marriott International, Inc.
	3.750%, 03/15/25		5,000	4,849,213
	Marsh & McLennan Cos., Inc.
	3.500%, 06/03/24		1,635	1,611,293
	McKesson Corp.
	1.500%, 11/17/25	EUR	2,000	2,018,432
	Micron Technology, Inc.
	4.975%, 02/06/26		1,500	1,461,789
	Morgan Stanley
	1.750%, 03/11/24	EUR	4,000	4,196,553
	Netflix, Inc.
	5.875%, 02/15/25		3,000	2,999,527
	Newell Brands, Inc.
	4.875%, 06/01/25		2,000	1,919,146
	NextEra Energy Operating Partners LP
Ω	3.875%, 10/15/26		1,000	909,219
	NIBC Bank NV
	2.000%, 04/09/24	EUR	2,000	2,090,146
	Nuveen Finance LLC
Ω	4.125%, 11/01/24		2,500	2,439,318
	Omnicom Group, Inc./Omnicom Capital, Inc.
	3.650%, 11/01/24		500	487,726

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	OneMain Finance Corp.
	6.875%, 03/15/25		3,585	$3,536,941
	Oracle Corp.
	3.400%, 07/08/24		500	491,419
	2.950%, 05/15/25		5,000	4,785,558
	Paramount Global
	4.750%, 05/15/25		2,162	2,112,200
	Parker-Hannifin Corp.
	3.650%, 06/15/24		1,181	1,163,692
	1.125%, 03/01/25	EUR	2,000	2,032,759
	Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	4.450%, 01/29/26		572	547,041
Ω	1.700%, 06/15/26		5,150	4,571,341
	PepsiCo, Inc.
	0.250%, 05/06/24	EUR	1,500	1,557,645
	Perrigo Finance Unlimited Co.
	3.900%, 12/15/24		4,500	4,364,484
	Philip Morris International, Inc.
	2.875%, 05/01/24		5,800	5,714,855
	0.625%, 11/08/24	EUR	1,118	1,141,404
	2.750%, 03/19/25	EUR	2,000	2,079,369
	Plains All American Pipeline LP/PAA Finance Corp.
	3.600%, 11/01/24		1,500	1,462,746
	PPG Industries, Inc.
	1.875%, 06/01/25	EUR	4,000	4,089,727
	1.200%, 03/15/26		1,805	1,619,532
	Prologis LP
	3.000%, 06/02/26	EUR	2,100	2,157,007
	Public Storage Operating Co.
	0.875%, 02/15/26		1,755	1,574,320
	PulteGroup, Inc.
#	5.000%, 01/15/27		2,000	1,943,607
	PVH Corp.
	3.625%, 07/15/24	EUR	500	526,477
	Radian Group, Inc.
	4.500%, 10/01/24		3,500	3,410,750
	Revvity, Inc.
	1.875%, 07/19/26	EUR	6,000	5,941,504
	Ross Stores, Inc.
	0.875%, 04/15/26		2,024	1,792,016
	Royalty Pharma PLC
	1.200%, 09/02/25		3,986	3,634,648
	Ryder System, Inc.
	2.500%, 09/01/24		2,100	2,037,647
	Seagate HDD Cayman
#	4.750%, 01/01/25		1,500	1,467,283
	Sealed Air Corp.
Ω	5.500%, 09/15/25		2,500	2,418,271

94

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Sempra
	3.300%, 04/01/25		1,477	$1,420,359
	Sensata Technologies BV
Ω	5.625%, 11/01/24		2,000	1,980,055
	Simon Property Group LP
	2.000%, 09/13/24		6,850	6,614,451
	3.500%, 09/01/25		2,000	1,915,978
	Sky Ltd.
	2.250%, 11/17/25	EUR	1,500	1,537,314
	SLM Corp.
	3.125%, 11/02/26		3,000	2,608,026
	Southwest Airlines Co.
	5.250%, 05/04/25		3,500	3,451,490
	Southwestern Electric Power Co.
	1.650%, 03/15/26		4,600	4,163,809
	Steel Dynamics, Inc.
	2.400%, 06/15/25		100	94,171
	Stellantis NV
	2.000%, 03/23/24	EUR	1,000	1,048,977
	Stryker Corp.
	0.250%, 12/03/24	EUR	2,000	2,028,992
	Thermo Fisher Scientific, Inc.
	0.750%, 09/12/24	EUR	3,300	3,392,426
	0.125%, 03/01/25	EUR	560	562,793
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	5.875%, 06/15/24		250	247,493
	Trinity Industries, Inc.
	4.550%, 10/01/24		1,000	969,175
	TWDC Enterprises 18 Corp.
	2.758%, 10/07/24	CAD	11,900	8,362,823
	U.S. Bancorp
	0.850%, 06/07/24	EUR	900	931,188
	United Parcel Service, Inc.
	2.125%, 05/21/24	CAD	10,250	7,258,042
	1.625%, 11/15/25	EUR	1,000	1,014,562
	Utah Acquisition Sub, Inc.
	3.950%, 06/15/26		6,000	5,620,130
	Ventas Realty LP
	3.500%, 04/15/24		1,000	985,213
	2.650%, 01/15/25		500	478,258
	4.125%, 01/15/26		2,500	2,389,069
	Verizon Communications, Inc.
	1.375%, 10/27/26	EUR	1,000	984,776
	VMware, Inc.
	1.400%, 08/15/26		4,607	4,058,169

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Vontier Corp.
	1.800%, 04/01/26		3,500	$3,117,608
	Vornado Realty LP
	2.150%, 06/01/26		6,100	5,139,321
	Walgreens Boots Alliance, Inc.
	3.600%, 11/20/25	GBP	1,000	1,149,071
	3.450%, 06/01/26		5,000	4,557,045
	Wells Fargo & Co.
	0.500%, 04/26/24	EUR	2,000	2,079,315
	1.625%, 06/02/25	EUR	1,600	1,623,725
	2.000%, 07/28/25	GBP	1,000	1,133,531
	2.975%, 05/19/26	CAD	2,500	1,681,738
	Western Digital Corp.
	4.750%, 02/15/26		3,000	2,813,053
	Western Union Co.
	1.350%, 03/15/26		5,000	4,449,291
	Williams Cos., Inc.
	4.300%, 03/04/24		1,000	993,760
	3.900%, 01/15/25		1,596	1,554,126
	WRKCo, Inc.
	4.650%, 03/15/26		5,500	5,329,042
	Xerox Holdings Corp.
Ω	5.000%, 08/15/25		3,500	3,219,798

TOTAL UNITED STATES				437,741,711

TOTAL BONDS				858,941,155

U.S. TREASURY OBLIGATIONS — (5.3%)
	U.S. Treasury Notes
	0.125%, 12/15/23		1,000	993,668
	0.875%, 01/31/24		7,000	6,921,797
	0.250%, 05/15/24		42,500	41,317,968

TOTAL U.S. TREASURY OBLIGATIONS				49,233,433

TOTAL INVESTMENT SECURITIES
	(Cost $944,518,089)			908,174,588

			Shares
SECURITIES LENDING COLLATERAL — (1.2%)
@§	The DFA Short Term Investment Fund		919,723	10,638,431

TOTAL INVESTMENTS — (100.0%)
	(Cost $955,156,534)			$918,813,019

95

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

As of October 31, 2023, DFA Targeted Credit Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
EUR	2,186,858	USD	2,316,063	Citibank, N.A.	12/14/23	$2,186
USD	114,207,243	EUR	106,798,852	HSBC Bank	12/14/23	991,684
USD	15,124,303	CAD	20,770,190	State Street Bank and Trust	01/04/24	128,871
USD	16,324,820	GBP	13,274,138	State Street Bank and Trust	01/10/24	181,300
USD	112,011,576	EUR	105,201,198	State Street Bank and Trust	01/10/24	324,955
USD	16,940,735	CAD	22,979,012	Morgan Stanley and Co. International	01/11/24	348,846

Total Appreciation						$1,977,842
USD	112,495,569	EUR	106,382,772	State Street Bank and Trust	12/27/23	$(365,725)
USD	21,433,202	GBP	17,650,233	State Street Bank and Trust	01/04/24	(31,504)

Total (Depreciation)						$(397,229)

Total Appreciation (Depreciation)						$1,580,613

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$30,625,457	—	$30,625,457
Belgium	—	8,682,085	—	8,682,085
Canada	—	44,121,737	—	44,121,737
Denmark	—	17,672,070	—	17,672,070
Finland	—	6,700,346	—	6,700,346
France	—	44,448,656	—	44,448,656
Germany	—	46,739,026	—	46,739,026
Ireland	—	5,887,027	—	5,887,027
Italy	—	27,870,041	—	27,870,041
Japan	—	54,611,252	—	54,611,252
Luxembourg	—	6,416,504	—	6,416,504
Netherlands	—	18,511,077	—	18,511,077
Portugal	—	4,211,232	—	4,211,232
Spain	—	23,589,308	—	23,589,308
Sweden	—	16,089,606	—	16,089,606
Switzerland	—	9,737,143	—	9,737,143
United Kingdom	—	55,286,877	—	55,286,877
United States	—	437,741,711	—	437,741,711
U.S. Treasury Obligations	—	49,233,433	—	49,233,433
Securities Lending Collateral	—	10,638,431	—	10,638,431
Forward Currency Contracts**	—	1,580,613	—	1,580,613

TOTAL	—	$920,393,632	—	$920,393,632

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

96

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face Amount^	Value†
			(000)
AGENCY OBLIGATIONS — (8.6%)
	Federal Farm Credit Banks Funding Corp.
	2.630%, 08/03/26		67	$62,887
	Government National Mortgage Association, TBA
	3.000%, 11/20/53 TBA		27,261	22,465,038
	3.500%, 11/20/53 TBA		14,417	12,286,739
	Uniform Mortgage-Backed Security
	2.000%, 11/01/38 TBA		73,167	61,951,871
	2.500%, 11/01/38 TBA		48,989	42,679,752
	2.000%, 11/01/53 TBA		17,256	12,669,679
	2.500%, 11/01/53 TBA		74,412	57,076,329
	3.000%, 11/01/53 TBA		46,426	37,141,260

	TOTAL AGENCY OBLIGATIONS			246,333,555

	BONDS — (83.6%)
	AUSTRALIA — (6.1%)
	ANZ New Zealand International Ltd.
Ω	3.400%, 03/19/24		2,000	1,981,141
	0.375%, 09/17/29	EUR	1,745	1,497,023
	APA Infrastructure Ltd.
	3.500%, 03/22/30	GBP	1,400	1,427,827
	2.000%, 07/15/30	EUR	1,367	1,203,320
	ASB Bank Ltd.
	0.500%, 09/24/29	EUR	2,000	1,720,259
	Bank of New Zealand
Ω	3.500%, 02/20/24		1,750	1,736,669
	BHP Billiton Finance Ltd.
	3.250%, 09/25/24	GBP	1,200	1,428,248
	1.500%, 04/29/30	EUR	1,000	893,286
	3.125%, 04/29/33	EUR	3,000	2,868,349
	BNZ International Funding Ltd.
	0.375%, 09/14/24	EUR	1,428	1,462,501
	Buckeye Partners LP
	3.950%, 12/01/26		87	79,294

			Face Amount^	Value†
			(000)
AUSTRALIA — (Continued)
Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.744%, 07/07/25		1,000	$996,805
FMG Resources August 2006 Pty. Ltd.
Ω	4.500%, 09/15/27		5,800	5,222,378
Ω	5.875%, 04/15/30		2,000	1,794,796
Ω	4.375%, 04/01/31		2,100	1,692,431
Glencore Funding LLC
#Ω	2.500%, 09/01/30		3,310	2,571,124
#Ω	2.850%, 04/27/31		3,000	2,328,860
Macquarie Bank Ltd.
	1.125%, 12/15/25	GBP	379	421,044
Macquarie Group Ltd.
	0.950%, 05/21/31	EUR	1,971	1,601,843
National Australia Bank Ltd.
(r)	SOFR + 0.760%, FRN, 6.101%, 05/13/25		1,000	1,002,949
	4.400%, 05/12/28	AUD	1,000	604,297
National Australia Bank Ltd., Floating Rate Note, SOFR + 0.860%, FRN
(r)	6.204%, 06/09/25		5,835	5,854,839
New South Wales Treasury Corp.
	2.000%, 03/20/31	AUD	8,000	4,049,594
	1.500%, 02/20/32	AUD	14,820	6,917,979
	2.000%, 03/08/33	AUD	8,000	3,746,224
	1.750%, 03/20/34	AUD	9,200	4,029,532
	4.250%, 02/20/36	AUD	12,400	6,745,683
Queensland Treasury Corp.
	1.750%, 08/21/31	AUD	4,000	1,965,613
	1.500%, 08/20/32	AUD	9,700	4,466,456
	1.750%, 07/20/34	AUD	34,000	14,802,550
Rio Tinto Alcan, Inc.
	5.750%, 06/01/35		1,000	949,004
Rio Tinto Finance PLC
	4.000%, 12/11/29	GBP	3,500	3,912,845
Rio Tinto Finance USA Ltd.
	5.200%, 11/02/40		3,000	2,688,214
South Australian Government Financing Authority
	1.750%, 05/24/32	AUD	29,500	13,924,179
Telstra Group Ltd.
	1.375%, 03/26/29	EUR	3,000	2,802,461
Treasury Corp. of Victoria
	1.500%, 09/10/31	AUD	5,000	2,373,571
	4.250%, 12/20/32	AUD	10,800	6,191,914

97

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
AUSTRALIA — (Continued)
	2.250%, 09/15/33	AUD	6,000	$2,809,074
	2.250%, 11/20/34	AUD	51,000	22,852,719
	2.000%, 09/17/35	AUD	12,900	5,446,692
	Western Australian Treasury Corp.
	2.000%, 10/24/34	AUD	15,500	6,937,597
	Westpac Banking Corp.
	0.875%, 04/17/27	EUR	5,700	5,426,378
	1.125%, 09/05/27	EUR	2,000	1,900,107
	Westpac Securities NZ Ltd.
	0.100%, 07/13/27	EUR	9,600	8,762,203

	TOTAL AUSTRALIA			174,089,872

	AUSTRIA — (0.0%)
	JAB Holdings BV
	1.000%, 07/14/31	EUR	800	654,856

	BELGIUM — (0.2%)
	Anheuser-Busch InBev Worldwide, Inc.
	4.350%, 06/01/40		7,000	5,651,860

	CANADA — (4.5%)
	Alimentation Couche-Tard, Inc.
	1.875%, 05/06/26	EUR	700	697,684
#Ω	3.550%, 07/26/27		1,620	1,490,702
	Bank of Montreal
#	2.500%, 06/28/24		700	684,443
	1.500%, 12/18/24	GBP	2,000	2,316,457
	Bank of Nova Scotia
	3.400%, 02/11/24		1,545	1,533,154
	2.150%, 08/01/31		1,000	743,605
	2.450%, 02/02/32		14,891	11,164,481
	Canada Government Bonds
	2.750%, 08/01/24	CAD	26,000	18,431,080
	Canada Housing Trust No. 1
Ω	2.900%, 06/15/24	CAD	19,650	13,979,379
	Canadian Imperial Bank of Commerce
	3.100%, 04/02/24		3,500	3,456,257
	1.625%, 09/25/25	GBP	5,200	5,855,008
	Canadian Natural Resources Ltd.
	6.250%, 03/15/38		7,295	6,816,376
	CI Financial Corp.
	3.200%, 12/17/30		7,053	5,160,860
	Enbridge, Inc.
	3.500%, 06/10/24		15	14,772
	Fairfax Financial Holdings Ltd.
	2.750%, 03/29/28	EUR	461	448,796
	4.850%, 04/17/28		1,000	943,673
	4.625%, 04/29/30		200	177,533

			Face Amount^	Value†
			(000)
	CANADA — (Continued)
	Magna International, Inc.
	4.375%, 03/17/32	EUR	1,720	$1,819,769
	Methanex Corp.
#	5.250%, 12/15/29		7,600	6,720,532
	Nutrien Ltd.
	3.000%, 04/01/25		40	38,304
	Ontario Teachers’ Finance Trust
Ω	1.850%, 05/03/32	EUR	13,000	11,770,991
	Province of Alberta
	3.600%, 04/11/28	AUD	2,500	1,462,071
	Province of British Columbia
#	6.500%, 01/15/26		93	94,983
	Royal Bank of Canada
	0.425%, 01/19/24		3,500	3,456,812
	1.375%, 12/09/24	GBP	1,100	1,272,685
	2.300%, 11/03/31		700	527,054
	3.875%, 05/04/32		8,000	6,729,719
	Spectra Energy Partners LP
	4.750%, 03/15/24		22	21,895
	Suncor Energy, Inc.
	5.950%, 12/01/34		1,700	1,593,566
	6.800%, 05/15/38		734	721,720
	6.500%, 06/15/38		152	146,132
	TC PipeLines LP
	3.900%, 05/25/27		2,000	1,852,575
	Thomson Reuters Corp.
	4.300%, 11/23/23		60	59,905
	Toronto-Dominion Bank
	3.200%, 03/10/32		4,000	3,179,239
	3.129%, 08/03/32	EUR	2,000	1,902,130
	Toronto-Dominion Bank
	1.952%, 04/08/30	EUR	13,200	11,996,761
	TransCanada PipeLines Ltd.
	5.600%, 03/31/34		1,000	911,105

	TOTAL CANADA			130,192,208

	DENMARK — (0.2%)
	AP Moller - Maersk AS
	1.750%, 03/16/26	EUR	4,500	4,515,456
	Danske Bank AS
	0.625%, 05/26/25	EUR	1,250	1,252,415
	DSV Finance BV
	1.375%, 03/16/30	EUR	400	363,751

	TOTAL DENMARK			6,131,622

	FINLAND — (0.5%)
	Nokia OYJ
#	4.375%, 06/12/27		4,350	4,024,587
	Nordea Bank Abp
	0.500%, 11/02/28	EUR	1,000	882,433

98

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
FINLAND — (Continued)
OP Corporate Bank PLC
	0.100%, 11/16/27	EUR	7,350	$6,651,700
	0.625%, 11/12/29	EUR	2,750	2,347,374

TOTAL FINLAND				13,906,094

FRANCE — (4.7%)
Airbus SE
	2.375%, 04/07/32	EUR	1,000	935,295
Banque Federative du Credit Mutuel SA
	2.625%, 11/06/29	EUR	4,500	4,260,547
	0.750%, 01/17/30	EUR	1,200	1,008,882
	1.250%, 06/03/30	EUR	1,700	1,454,946
	0.625%, 02/21/31	EUR	9,900	7,904,580
	1.125%, 01/19/32	EUR	2,700	2,192,963
Banque Stellantis France SACA
Δ	0.000%, 01/22/25	EUR	3,000	3,016,589
BNP Paribas SA
	1.000%, 06/27/24	EUR	2,000	2,074,617
	3.375%, 01/23/26	GBP	12,282	14,104,831
	2.100%, 04/07/32	EUR	1,500	1,307,174
BPCE SA
	0.010%, 01/14/27	EUR	1,500	1,394,639
Ω	3.500%, 10/23/27		5,000	4,462,360
#Ω	2.700%, 10/01/29		6,626	5,460,224
	0.625%, 01/15/30	EUR	500	425,552
	0.250%, 01/14/31	EUR	5,300	4,214,171
	2.375%, 04/26/32	EUR	1,400	1,272,753
Caisse des Depots et Consignations
	1.125%, 12/16/24	GBP	1,000	1,157,319
	Credit Agricole SA
	1.375%, 05/03/27	EUR	2,000	1,942,403
	0.375%, 04/20/28	EUR	1,200	1,072,931
	4.000%, 01/18/33	EUR	7,500	7,725,294
Electricite de France SA
Ω	3.625%, 10/13/25		40	38,437
	6.250%, 05/30/28	GBP	1,000	1,227,679
	5.875%, 07/18/31	GBP	3,200	3,765,116
	6.125%, 06/02/34	GBP	1,500	1,740,431
Ile-de-France Mobilites
	3.700%, 06/14/38	EUR	6,000	6,055,284
La Poste SA
	1.375%, 04/21/32	EUR	8,500	7,271,458
MMS USA Holdings, Inc.
	1.750%, 06/13/31	EUR	2,500	2,240,279
Orange SA
	8.125%, 11/20/28	GBP	1,964	2,657,415
	2.000%, 01/15/29	EUR	1,200	1,164,270
	3.250%, 01/15/32	GBP	600	614,373
SNCF Reseau
	5.250%, 01/31/35	GBP	10,050	12,109,726

			Face Amount^	Value†
			(000)
FRANCE — (Continued)
Societe Generale SA
#Ω	4.750%, 09/14/28		1,000	$929,886
	2.125%, 09/27/28	EUR	2,000	1,899,544
Ω	3.000%, 01/22/30		1,400	1,110,984
	4.250%, 11/16/32	EUR	1,000	1,042,351
TotalEnergies Capital Canada Ltd.
	2.125%, 09/18/29	EUR	8,400	8,045,624
TotalEnergies Capital International SA
	0.696%, 05/31/28	EUR	2,300	2,127,426
Unibail-Rodamco-Westfield SE
	1.875%, 01/15/31	EUR	500	439,754
Vinci SA
	3.375%, 10/17/32	EUR	5,000	5,002,423
WEA Finance LLC
Ω	3.500%, 06/15/29		9,550	7,577,684

TOTAL FRANCE				134,448,214

GERMANY — (3.4%)
BASF SE
	1.500%, 03/17/31	EUR	4,900	4,374,283
	3.750%, 06/29/32	EUR	8,400	8,570,597
Bayer Capital Corp. BV
	1.500%, 06/26/26	EUR	3,700	3,668,328
	2.125%, 12/15/29	EUR	900	837,002
Bayer U.S. Finance II LLC
Ω	5.500%, 08/15/25		26	25,545
BMW Finance NV
	1.500%, 02/06/29	EUR	1,600	1,512,240
	0.875%, 01/14/32	EUR	3,000	2,525,144
Daimler Truck Finance North America LLC
Ω	5.500%, 09/20/33		600	552,497
Deutsche Bank AG
	3.700%, 05/30/24		113	111,233
Deutsche Telekom AG
	3.125%, 02/06/34	GBP	3,000	2,927,908
E.ON International Finance BV
	6.375%, 06/07/32	GBP	2,150	2,649,425
E.ON SE
	1.625%, 05/22/29	EUR	1,200	1,136,336
Fresenius Medical Care AG & Co. KGaA
	1.500%, 05/29/30	EUR	3,000	2,435,736
Fresenius Medical Care U.S. Finance III, Inc.
Ω	3.750%, 06/15/29		4,000	3,247,699
Ω	2.375%, 02/16/31		8,100	5,515,967
Fresenius SE & Co. KGaA
	2.875%, 05/24/30	EUR	2,500	2,364,325

99

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	GERMANY — (Continued)
	HOWOGE
	Wohnungsbaugesellschaft GmbH
	1.125%, 11/01/33	EUR	200	$151,435
	Kreditanstalt fuer Wiederaufbau
	1.375%, 12/09/24	GBP	12,900	15,007,906
	Landeskreditbank Baden-Wuerttemberg Foerderbank
	0.375%, 12/09/24	GBP	5,600	6,435,493
	Mercedes-Benz Finance North America LLC
Ω	2.625%, 03/10/30		170	141,248
	8.500%, 01/18/31		187	216,222
	Mercedes-Benz Group AG
	1.125%, 08/08/34	EUR	1,900	1,505,187
	Mercedes-Benz International Finance BV
	1.625%, 11/11/24	GBP	2,400	2,801,323
	NRW Bank
	0.375%, 12/16/24	GBP	1,200	1,377,695
	T-Mobile USA, Inc.
	4.375%, 04/15/40		6,700	5,182,022
	Volkswagen Financial Services NV
	1.875%, 12/03/24	GBP	1,000	1,158,758
	0.875%, 02/20/25	GBP	3,000	3,405,973
	4.250%, 10/09/25	GBP	600	702,937
	Volkswagen International Finance NV
	1.875%, 03/30/27	EUR	5,400	5,233,902
	Volkswagen Leasing GmbH
	0.625%, 07/19/29	EUR	5,000	4,212,932
	ZF North America Capital, Inc.
Ω	4.750%, 04/29/25		3,010	2,904,186
Ω	7.125%, 04/14/30		3,908	3,791,011

	TOTAL GERMANY			96,682,495

	HONG KONG — (0.6%)
	Prudential Funding Asia PLC
	3.125%, 04/14/30		100	83,473
	3.625%, 03/24/32		19,800	16,330,340

	TOTAL HONG KONG			16,413,813

	IRELAND — (0.1%)
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	3.400%, 10/29/33		4,000	2,991,203

			Face Amount^	Value†
			(000)
IRELAND — (Continued)
	3.850%, 10/29/41		1,000	$670,237

TOTAL IRELAND				3,661,440

ITALY — (1.2%)
Eni SpA
	3.625%, 01/29/29	EUR	312	322,245
	0.625%, 01/23/30	EUR	1,000	854,913
Intesa Sanpaolo SpA
Ω	3.875%, 07/14/27		1,500	1,314,356
	1.750%, 07/04/29	EUR	3,800	3,423,655
Ω	4.000%, 09/23/29		2,000	1,666,791
	2.500%, 01/15/30	GBP	3,850	3,646,943
	1.350%, 02/24/31	EUR	1,400	1,106,644
	5.625%, 03/08/33	EUR	500	519,644
Italy Buoni Poliennali Del Tesoro
	5.000%, 08/01/34	EUR	4,000	4,316,203
	4.000%, 02/01/37	EUR	6,000	5,814,684
Snam SpA
	0.625%, 06/30/31	EUR	7,000	5,599,555
UniCredit SpA
	1.625%, 01/18/32	EUR	7,400	6,101,702

TOTAL ITALY				34,687,335

JAPAN — (6.6%)
7-Eleven, Inc.
Ω	1.800%, 02/10/31		209	155,323
Ω	2.500%, 02/10/41		5,400	3,142,602
Aircastle Ltd.
	4.250%, 06/15/26		3,500	3,282,088
Ω	2.850%, 01/26/28		1,500	1,251,251
American Honda Finance Corp.
	0.300%, 07/07/28	EUR	333	297,592
Development Bank of Japan, Inc.
	4.500%, 06/06/25	GBP	3,000	3,587,970
Japan Finance Organization for Municipalities
	0.100%, 09/03/31	EUR	8,500	6,732,852
Japan Government Ten Year Bonds
	0.200%, 03/20/32	JPY	4,000,000	25,022,860
	0.200%, 09/20/32	JPY	3,300,000	20,501,257
Japan Government Twenty Year Bonds
	1.400%, 09/20/34	JPY	2,700,000	18,454,409
	1.200%, 09/20/35	JPY	3,550,000	23,592,657
	0.400%, 03/20/36	JPY	330,000	1,983,897
	0.600%, 09/20/37	JPY	2,200,000	13,221,626
	0.500%, 12/20/41	JPY	635,000	3,461,447

100

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	JAPAN — (Continued)
	Mitsubishi UFJ Financial Group, Inc.
	3.195%, 07/18/29		4,053	$3,453,485
	2.559%, 02/25/30		5,000	4,015,354
	3.556%, 06/15/32	EUR	4,069	4,087,858
	3.751%, 07/18/39		3,155	2,373,091
	Mizuho Financial Group, Inc.
	0.402%, 09/06/29	EUR	12,784	10,715,759
	0.797%, 04/15/30	EUR	923	776,692
	0.693%, 10/07/30	EUR	1,620	1,328,959
	2.096%, 04/08/32	EUR	2,850	2,496,302
	Nissan Motor Acceptance Co. LLC
Ω	2.450%, 09/15/28		800	640,042
	Nissan Motor Co. Ltd.
Ω	4.810%, 09/17/30		6,300	5,352,374
	Nomura Holdings, Inc.
	3.103%, 01/16/30		10,168	8,257,028
	NTT Finance Corp.
	0.342%, 03/03/30	EUR	3,000	2,545,650
	Sumitomo Mitsui Financial Group, Inc.
#	3.944%, 07/19/28		700	638,476
	3.040%, 07/16/29		9,750	8,220,212
	0.632%, 10/23/29	EUR	2,000	1,696,291
	2.750%, 01/15/30		790	641,074
	2.130%, 07/08/30		4,000	3,063,129
	2.222%, 09/17/31		6,000	4,444,683

	TOTAL JAPAN			189,434,290

	LUXEMBOURG — (0.2%)
	Prologis International Funding II SA
	2.375%, 11/14/30	EUR	4,550	4,054,391
	3.125%, 06/01/31	EUR	2,300	2,132,332
	1.625%, 06/17/32	EUR	1,000	799,706

	TOTAL LUXEMBOURG			6,986,429

	NETHERLANDS — (2.2%)
	BNG Bank NV
	3.300%, 04/26/29	AUD	5,000	2,853,739
	1.600%, 11/27/30	AUD	3,000	1,443,083
	Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		5,600	5,468,521
	Heineken NV
	4.125%, 03/23/35	EUR	1,500	1,561,572
	ING Groep NV
	3.000%, 02/18/26	GBP	2,200	2,504,133
	1.375%, 01/11/28	EUR	3,100	2,963,810
	4.050%, 04/09/29		300	268,087
	Koninklijke KPN NV
	5.750%, 09/17/29	GBP	1,500	1,789,376

			Face Amount^	Value†
			(000)
	NETHERLANDS — (Continued)
	Koninklijke Philips NV
	1.375%, 05/02/28	EUR	2,000	$1,870,556
	Nederlandse Waterschapsbank NV
	2.000%, 12/16/24	GBP	11,700	13,669,162
	3.300%, 05/02/29	AUD	4,500	2,568,993
	Shell International Finance BV
	1.250%, 05/12/28	EUR	5,600	5,306,446
	0.750%, 08/15/28	EUR	500	459,850
	0.500%, 11/08/31	EUR	4,845	3,925,255
	1.875%, 04/07/32	EUR	5,000	4,493,043
	TenneT Holding BV
	2.375%, 05/17/33	EUR	11,650	11,265,525

	TOTAL NETHERLANDS			62,411,151

	NEW ZEALAND — (0.5%)
	New Zealand Government Bond
	0.500%, 05/15/24	NZD	26,800	15,192,107

	NORWAY — (0.6%)
	Aker BP ASA
Ω	6.000%, 06/13/33		1,000	942,010
	Equinor ASA
	2.650%, 01/15/24		81	80,512
	6.875%, 03/11/31	GBP	7,814	10,267,352
	Kommunalbanken AS
	1.000%, 12/12/24	GBP	4,760	5,504,179
	3.400%, 07/24/28	AUD	1,000	583,561

TOTAL NORWAY				17,377,614

	SPAIN — (0.8%)
	Autonomous Community of Madrid
	1.723%, 04/30/32	EUR	6,000	5,326,972
	Banco Bilbao Vizcaya Argentaria SA
	1.750%, 11/26/25	EUR	1,500	1,515,205
	Banco Santander SA
	0.250%, 06/19/24	EUR	2,000	2,065,898
	1.000%, 11/04/31	EUR	500	410,867
	Merlin Properties Socimi SA
	2.375%, 09/18/29	EUR	300	279,426
	Santander Holdings USA, Inc.
	4.500%, 07/17/25		206	197,862
	4.400%, 07/13/27		2,000	1,840,064
	Santander U.K. PLC
	4.000%, 03/13/24		103	102,176
	3.875%, 10/15/29	GBP	1,478	1,618,573
	Telefonica Emisiones SA
	5.445%, 10/08/29	GBP	650	766,974
	7.045%, 06/20/36		4,530	4,522,673
	4.665%, 03/06/38		3,954	3,074,353

101

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
SPAIN — (Continued)
Telefonica Europe BV
8.250%, 09/15/30		500	$543,652

TOTAL SPAIN			22,264,695

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (2.1%)
Asian Development Bank
2.350%, 06/21/27	JPY	980,000	6,950,490
4.800%, 01/17/33	AUD	5,000	2,967,419
Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial
3.350%, 05/21/29	AUD	8,000	4,541,269
European Investment Bank
2.150%, 01/18/27	JPY	1,009,600	7,054,250
4.550%, 06/02/33	AUD	2,170	1,263,414
European Union
3.375%, 10/04/38	EUR	4,000	3,980,142
Inter-American Development Bank
1.375%, 12/15/24	GBP	20,634	23,985,811
International Finance Corp.
2.875%, 12/18/24	GBP	4,300	5,080,144
1.250%, 02/06/31	AUD	3,000	1,415,025
1.500%, 04/15/35	AUD	10,100	4,068,007

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			61,305,971

SWEDEN — (0.5%)
Investor AB
2.750%, 06/10/32	EUR	3,909	3,767,834
Skandinaviska Enskilda Banken AB
4.000%, 11/09/26	EUR	2,500	2,625,692
Swedbank AB
0.200%, 01/12/28	EUR	2,000	1,774,730
Volvo Treasury AB
4.750%, 06/15/26	GBP	5,200	6,192,983

TOTAL SWEDEN			14,361,239

SWITZERLAND — (0.7%)
UBS AG
0.500%, 03/31/31	EUR	4,000	3,177,687
UBS Group AG
1.250%, 09/01/26	EUR	1,800	1,745,129
0.875%, 11/03/31	EUR	17,900	13,924,609
0.625%, 02/24/33	EUR	200	146,353

TOTAL SWITZERLAND			18,993,778

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (3.8%)
Ashtead Capital, Inc.
Ω	2.450%, 08/12/31		300	$221,254
Ω	5.500%, 08/11/32		1,000	894,759
Ω	5.950%, 10/15/33		5,000	4,561,820
Barclays PLC
	4.375%, 01/12/26		2,000	1,909,053
	3.250%, 02/12/27	GBP	1,657	1,818,432
	3.250%, 01/17/33	GBP	7,500	6,967,442
BAT Capital Corp.
	2.726%, 03/25/31		4,000	3,014,460
BAT International Finance PLC
	1.250%, 03/13/27	EUR	209	200,188
	3.125%, 03/06/29	EUR	3,200	3,107,084
	2.250%, 01/16/30	EUR	6,500	5,809,731
BP Capital Markets PLC
	1.231%, 05/08/31	EUR	4,750	4,073,835
	2.822%, 04/07/32	EUR	4,000	3,813,774
British Telecommunications PLC
	1.500%, 06/23/27	EUR	2,500	2,420,971
	5.125%, 12/04/28		1,000	949,681
	5.750%, 12/07/28	GBP	1,000	1,206,844
Ω	3.250%, 11/08/29		4,000	3,404,156
	3.125%, 11/21/31	GBP	1,500	1,495,710
Centrica PLC
	4.375%, 03/13/29	GBP	1,000	1,125,584
CK Hutchison Group Telecom Finance SA
	1.500%, 10/17/31	EUR	2,000	1,649,210
CNH Industrial Finance Europe SA
	1.750%, 03/25/27	EUR	2,000	1,965,104
	1.625%, 07/03/29	EUR	2,550	2,333,236
Coca-Cola Europacific Partners PLC
	1.750%, 05/26/28	EUR	1,400	1,353,356
Diageo Finance PLC
	2.500%, 03/27/32	EUR	1,800	1,719,478
HSBC Holdings PLC
	0.875%, 09/06/24	EUR	343	353,254
	2.625%, 08/16/28	GBP	5,164	5,433,899
	4.950%, 03/31/30		2,000	1,839,732
Lloyds Bank Corporate Markets PLC
	1.750%, 07/11/24	GBP	3,453	4,077,585
Lloyds Banking Group PLC
	3.750%, 01/11/27		3,500	3,217,979
	1.500%, 09/12/27	EUR	2,100	2,010,635
LSEGA Financing PLC
Ω	3.200%, 04/06/41		1,736	1,160,425
National Grid Electricity Distribution South West PLC
	2.375%, 05/16/29	GBP	1,300	1,316,216

102

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (Continued)
	National Grid PLC
	0.750%, 09/01/33	EUR	5,000	$3,654,096
	4.275%, 01/16/35	EUR	500	501,002
	Nationwide Building Society
	3.250%, 01/20/28	GBP	1,500	1,655,019
	3.250%, 09/05/29	EUR	4,800	4,764,468
	NatWest Group PLC
	4.800%, 04/05/26		2,600	2,505,132
	Rolls-Royce PLC
Ω	3.625%, 10/14/25		5,720	5,345,674
	3.375%, 06/18/26	GBP	800	889,709
	Smith & Nephew PLC
	2.032%, 10/14/30		600	451,375
	Southern Gas Networks PLC
	1.250%, 12/02/31	GBP	4,200	3,519,801
	Transport for London
	4.000%, 09/12/33	GBP	5,900	6,208,869
	Vodafone Group PLC
	4.200%, 12/13/27	AUD	1,800	1,065,921
	7.875%, 02/15/30		77	82,736
	6.150%, 02/27/37		5,000	4,746,771

TOTAL UNITED KINGDOM				110,815,460

UNITED STATES — (44.1%)
	AbbVie, Inc.
	3.800%, 03/15/25		29	28,230
	2.625%, 11/15/28	EUR	3,416	3,400,784
	2.125%, 06/01/29	EUR	1,500	1,450,447
	4.050%, 11/21/39		4,530	3,539,413
	4.400%, 11/06/42		500	397,071
	Advance Auto Parts, Inc.
#	3.900%, 04/15/30		1,400	1,135,284
	3.500%, 03/15/32		2,600	1,927,929
	AECOM
	5.125%, 03/15/27		5,660	5,343,612
	Aetna, Inc.
	6.750%, 12/15/37		700	704,871
	Affiliated Managers Group, Inc.
	3.300%, 06/15/30		3,100	2,566,611
	Air Products & Chemicals, Inc.
	4.000%, 03/03/35	EUR	7,250	7,421,391
	Alabama Power Co.
	2.800%, 04/01/25		30	28,778
	Allstate Corp.
	5.950%, 04/01/36		600	574,553
	Ally Financial, Inc.
#	8.000%, 11/01/31		7,775	7,588,735
	Altria Group, Inc.
	2.200%, 06/15/27	EUR	4,700	4,620,351
	4.800%, 02/14/29		598	560,081

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	3.400%, 05/06/30		400	$334,531
	3.125%, 06/15/31	EUR	4,118	3,693,185
	2.450%, 02/04/32		612	446,604
	5.800%, 02/14/39		1,000	888,871
	4.500%, 05/02/43		1,000	705,907
	Amazon.com, Inc.
	2.875%, 05/12/41		7,000	4,699,176
	American International Group, Inc.
	1.875%, 06/21/27	EUR	4,075	3,962,260
	American Medical Systems Europe BV
	1.625%, 03/08/31	EUR	1,000	900,721
	American Tower Corp.
	0.875%, 05/21/29	EUR	1,000	862,190
	0.950%, 10/05/30	EUR	2,000	1,641,880
	1.000%, 01/15/32	EUR	3,247	2,584,716
	4.050%, 03/15/32		2,725	2,286,225
	American Water Capital Corp.
	3.850%, 03/01/24		25	24,833
	Ameriprise Financial, Inc.
	4.500%, 05/13/32		3,000	2,699,002
	Amgen, Inc.
	3.125%, 05/01/25		37	35,579
	3.350%, 02/22/32		1,655	1,362,978
	3.150%, 02/21/40		2,000	1,339,441
	4.950%, 10/01/41		1,500	1,235,474
	Amphenol Technologies Holding GmbH
	2.000%, 10/08/28	EUR	3,000	2,921,100
	Aon Corp.
	3.750%, 05/02/29		5,000	4,470,300
	Aon Global Ltd.
	4.000%, 11/27/23		47	46,930
	3.500%, 06/14/24		107	105,339
	Apache Corp.
	6.000%, 01/15/37		500	442,465
	Apple, Inc.
	2.500%, 02/09/25		53	51,163
	3.000%, 06/20/27		64	59,375
	Ares Capital Corp.
	4.200%, 06/10/24		6,000	5,899,000
	3.875%, 01/15/26		4,000	3,740,803
	3.200%, 11/15/31		3,700	2,758,210
	Arizona Public Service Co.
	2.600%, 08/15/29		3,900	3,306,419
	2.200%, 12/15/31		500	369,627
	5.050%, 09/01/41		700	566,511
	Arrow Electronics, Inc.
	3.875%, 01/12/28		2,203	1,991,779
	Ashland, Inc.
Ω	3.375%, 09/01/31		12,270	9,405,884

103

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
Assurant, Inc.
2.650%, 01/15/32		4,450	$3,206,269
AT&T, Inc.
1.800%, 09/05/26	EUR	800	798,561
4.375%, 09/14/29	GBP	500	558,751
2.600%, 12/17/29	EUR	1,463	1,414,969
3.550%, 12/17/32	EUR	1,500	1,480,291
2.550%, 12/01/33		931	668,179
4.850%, 03/01/39		1,700	1,386,860
3.500%, 06/01/41		3,355	2,242,950
4.300%, 12/15/42		3,500	2,591,621
Autodesk, Inc.
3.500%, 06/15/27		1,889	1,746,683
AutoNation, Inc.
2.400%, 08/01/31		7,300	5,199,693
3.850%, 03/01/32		8,000	6,271,211
AutoZone, Inc.
3.250%, 04/15/25		72	69,361
Avnet, Inc.
4.625%, 04/15/26		65	62,301
3.000%, 05/15/31		555	420,094
Ball Corp.
2.875%, 08/15/30		7,865	6,135,111
Bank of America Corp.
4.000%, 04/01/24		72	71,448
2.300%, 07/25/25	GBP	200	228,903
7.000%, 07/31/28	GBP	1,500	1,909,626
5.875%, 02/07/42		13,200	12,371,527
Bath & Body Works, Inc.
5.250%, 02/01/28		2,000	1,833,896
Baxter International, Inc.
1.300%, 05/15/29	EUR	1,300	1,172,433
Belo Corp.
7.250%, 09/15/27		1,000	952,991
Berkshire Hathaway Finance Corp.
1.450%, 10/15/30		100	76,533
2.000%, 03/18/34	EUR	6,500	5,612,274
Berkshire Hathaway, Inc.
0.440%, 09/13/29	JPY	2,020,000	12,593,550
0.437%, 04/15/31	JPY	2,050,000	12,227,419
0.472%, 01/23/32	JPY	1,100,000	6,488,309
Black Hills Corp.
4.350%, 05/01/33		2,250	1,866,713
Block Financial LLC
2.500%, 07/15/28		1,500	1,265,159
Block, Inc.
# 3.500%, 06/01/31		11,932	9,208,576
Boardwalk Pipelines LP
3.600%, 09/01/32		1,700	1,347,504
Boeing Co.
2.500%, 03/01/25		75	71,516
2.950%, 02/01/30		2,000	1,651,632

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Booking Holdings, Inc.
	4.750%, 11/15/34	EUR	5,000	$5,439,291
	BorgWarner, Inc.
	1.000%, 05/19/31	EUR	1,600	1,303,139
	Boston Properties LP
	3.400%, 06/21/29		200	161,907
	2.450%, 10/01/33		3,000	1,949,991
	Brighthouse Financial, Inc.
#	5.625%, 05/15/30		749	686,360
	Bristol-Myers Squibb Co.
	4.125%, 06/15/39		8,200	6,512,152
	Brixmor Operating Partnership LP
	2.500%, 08/16/31		2,550	1,875,048
	Broadcom, Inc.
	4.300%, 11/15/32		2,700	2,297,696
Ω	3.419%, 04/15/33		1,000	777,524
Ω	3.137%, 11/15/35		205	144,606
Ω	3.500%, 02/15/41		14,600	9,710,203
	Broadstone Net Lease LLC
	2.600%, 09/15/31		7,685	5,329,847
	Brown & Brown, Inc.
	4.200%, 09/15/24		54	53,064
	4.500%, 03/15/29		1,800	1,645,884
	Brown-Forman Corp.
	1.200%, 07/07/26	EUR	2,000	1,975,494
	Brunswick Corp.
	2.400%, 08/18/31		2,700	1,903,672
#	4.400%, 09/15/32		10,000	7,866,125
	Camden Property Trust
	4.250%, 01/15/24		5,000	4,977,467
	Campbell Soup Co.
	3.300%, 03/19/25		47	45,167
	Capital One Financial Corp.
	3.750%, 04/24/24		54	53,293
	3.800%, 01/31/28		4,400	3,878,954
	1.650%, 06/12/29	EUR	8,515	7,281,647
	CBRE Services, Inc.
	5.950%, 08/15/34		1,713	1,557,431
	Celanese U.S. Holdings LLC
	0.625%, 09/10/28	EUR	2,000	1,690,171
	Cencora, Inc.
	3.400%, 05/15/24		433	427,077
	Charles Schwab Corp.
	2.750%, 10/01/29		2,000	1,647,617
	Chemours Co.
	5.375%, 05/15/27		1,600	1,445,465
	Choice Hotels International, Inc.
	3.700%, 12/01/29		1,500	1,228,480
	Chubb INA Holdings, Inc.
	3.350%, 05/15/24		60	59,162
	0.300%, 12/15/24	EUR	750	758,793

104

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	1.550%, 03/15/28	EUR	4,900	$4,675,907
	0.875%, 12/15/29	EUR	4,000	3,497,292
	1.400%, 06/15/31	EUR	1,500	1,291,750
Cigna Group
	4.800%, 08/15/38		7,336	6,214,157
Citigroup, Inc.
	1.500%, 10/26/28	EUR	1,900	1,779,336
	8.125%, 07/15/39		2,000	2,255,070
	5.875%, 01/30/42		4,000	3,706,683
CMS Energy Corp.
	3.600%, 11/15/25		37	35,145
	3.000%, 05/15/26		58	54,131
CNO Financial Group, Inc.
	5.250%, 05/30/25		2,220	2,167,985
	5.250%, 05/30/29		2,000	1,845,507
Comcast Corp.
	0.250%, 09/14/29	EUR	1,000	855,576
	0.750%, 02/20/32	EUR	4,700	3,845,825
	4.400%, 08/15/35		1,000	850,801
	4.600%, 10/15/38		4,600	3,821,480
	3.250%, 11/01/39		3,780	2,606,629
Conagra Brands, Inc.
	5.300%, 11/01/38		5,000	4,185,508
Consolidated Edison Co. of New York, Inc.
	3.300%, 12/01/24		15	14,582
	5.500%, 12/01/39		1,905	1,684,773
Constellation Energy Generation LLC
	6.250%, 10/01/39		1,500	1,390,411
Continental Resources, Inc.
#Ω	5.750%, 01/15/31		3,000	2,782,157
Ω	2.875%, 04/01/32		3,000	2,216,672
Corporate Office Properties LP
	2.750%, 04/15/31		2,000	1,465,885
	2.900%, 12/01/33		2,875	1,953,001
Cox Communications, Inc.
Ω	3.850%, 02/01/25		79	76,694
Ω	3.500%, 08/15/27		800	729,389
Ω	4.800%, 02/01/35		8,000	6,737,899
Ω	8.375%, 03/01/39		2,225	2,440,349
Crown Castle, Inc.
	2.900%, 04/01/41		1,600	964,740
CSX Corp.
	6.150%, 05/01/37		3,000	2,991,669
CVS Health Corp.
	3.375%, 08/12/24		174	170,474
	3.250%, 08/15/29		800	691,225
	6.125%, 09/15/39		800	745,431
	4.125%, 04/01/40		1,000	740,673
Deere & Co.
	5.375%, 10/16/29		5	4,993
Dell, Inc.
	6.500%, 04/15/38		3,500	3,338,872

			Face Amount^	Value†
			(000)
	UNITED STATES — (Continued)
	Dentsply Sirona, Inc.
	3.250%, 06/01/30		5,000	$4,070,005
	Devon Energy Corp.
	5.600%, 07/15/41		197	167,230
	4.750%, 05/15/42		1,000	762,401
	DH Europe Finance II SARL
	0.750%, 09/18/31	EUR	2,335	1,946,360
	Dick’s Sporting Goods, Inc.
#	3.150%, 01/15/32		12,700	9,584,082
	Digital Dutch Finco BV
	1.250%, 02/01/31	EUR	1,050	844,702
	Discovery Communications LLC
	3.900%, 11/15/24		63	61,296
	3.450%, 03/15/25		66	63,480
	1.900%, 03/19/27	EUR	5,700	5,536,254
#	3.625%, 05/15/30		3,000	2,498,540
	Dominion Energy, Inc.
	4.900%, 08/01/41		1,500	1,197,997
	Dover Corp.
	1.250%, 11/09/26	EUR	3,100	3,034,890
	Dow Chemical Co.
	1.125%, 03/15/32	EUR	1,932	1,570,703
	4.250%, 10/01/34		2,405	2,027,825
	DPL, Inc.
	4.125%, 07/01/25		940	884,585
	4.350%, 04/15/29		6,075	4,955,080
	Duke Energy Corp.
	3.850%, 06/15/34	EUR	5,000	4,765,959
	3.300%, 06/15/41		1,250	817,381
	DXC Technology Co.
	1.750%, 01/15/26	EUR	2,350	2,323,096
	Eagle Materials, Inc.
	2.500%, 07/01/31		500	381,215
	Eastman Chemical Co.
	3.800%, 03/15/25		51	49,310
	1.875%, 11/23/26	EUR	5,000	4,920,113
	Eaton Capital UnLtd Co.
	0.577%, 03/08/30	EUR	1,000	853,227
	Edison International
	4.125%, 03/15/28		995	905,084
	Elevance Health, Inc.
	3.500%, 08/15/24		58	56,863
	4.625%, 05/15/42		1,000	801,802
	4.650%, 01/15/43		2,000	1,591,860
	Emerson Electric Co.
	3.150%, 06/01/25		62	59,821
	2.000%, 10/15/29	EUR	3,000	2,874,964
	Energy Transfer LP
	3.750%, 05/15/30		4,050	3,461,447
	EnerSys
Ω	4.375%, 12/15/27		3,700	3,276,583
	Entergy Corp.
	2.800%, 06/15/30		2,000	1,623,495

105

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	UNITED STATES — (Continued)
	Enterprise Products Operating LLC
	3.900%, 02/15/24		24	$23,866
	EPR Properties
	4.950%, 04/15/28		1,500	1,307,080
	3.750%, 08/15/29		7,600	5,996,117
	3.600%, 11/15/31		6,000	4,318,845
	EQM Midstream Partners LP
Ω	4.750%, 01/15/31		6,000	5,052,016
	Equifax, Inc.
	3.250%, 06/01/26		900	834,183
	3.100%, 05/15/30		4,800	3,940,526
	Equinix, Inc.
	2.500%, 05/15/31		1,145	874,144
	Equitable Holdings, Inc.
	4.350%, 04/20/28		800	732,280
	Exelon Corp.
	3.950%, 06/15/25		27	26,118
	Expedia Group, Inc.
	3.250%, 02/15/30		2,500	2,070,278
	Exxon Mobil Corp.
	0.835%, 06/26/32	EUR	3,000	2,416,100
	FedEx Corp.
	1.625%, 01/11/27	EUR	2,000	1,959,792
	0.950%, 05/04/33	EUR	3,900	2,984,920
	4.900%, 01/15/34		1,300	1,183,868
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25		8,000	7,818,870
	Fidelity National Financial, Inc.
	3.400%, 06/15/30		2,907	2,393,141
	2.450%, 03/15/31		2,350	1,763,096
	Fidelity National Information Services, Inc.
	2.000%, 05/21/30	EUR	3,000	2,726,750
	3.360%, 05/21/31	GBP	3,143	3,194,324
	3.100%, 03/01/41		39	24,607
	Fiserv, Inc.
	1.625%, 07/01/30	EUR	10,300	9,105,445
	3.000%, 07/01/31	GBP	2,000	1,980,369
	Five Corners Funding Trust II
Ω	2.850%, 05/15/30		1,500	1,230,754
	Flex Ltd.
	4.875%, 06/15/29		1,944	1,777,644
	4.875%, 05/12/30		10,200	9,256,983
	Flowserve Corp.
	3.500%, 10/01/30		300	241,310
	2.800%, 01/15/32		13,730	10,117,641
	FMC Corp.
	5.650%, 05/18/33		1,500	1,322,366

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
Ford Motor Co.
3.250%, 02/12/32		2,000	$1,509,498
Ford Motor Credit Co. LLC
4.134%, 08/04/25		4,000	3,812,545
5.113%, 05/03/29		2,601	2,367,318
4.000%, 11/13/30		1,113	916,764
3.625%, 06/17/31		1,000	790,000
Fortune Brands Innovations, Inc.
4.000%, 03/25/32		500	414,403
Fox Corp.
4.709%, 01/25/29		279	260,733
5.476%, 01/25/39		1,000	827,461
GATX Corp.
3.250%, 03/30/25		60	57,568
3.250%, 09/15/26		32	29,619
3.500%, 03/15/28		500	445,950
3.500%, 06/01/32		3,065	2,422,771
General Mills, Inc.
1.500%, 04/27/27	EUR	2,000	1,955,369
General Motors Co.
6.125%, 10/01/25		2,000	1,996,448
# 4.200%, 10/01/27		1,400	1,296,533
6.800%, 10/01/27		1,035	1,051,150
5.150%, 04/01/38		1,000	804,342
General Motors Financial Co., Inc.
# 4.350%, 01/17/27		1,058	993,837
3.600%, 06/21/30		1,000	825,161
2.700%, 06/10/31		2,500	1,880,063
3.100%, 01/12/32		1,000	760,427
Gilead Sciences, Inc.
2.600%, 10/01/40		960	600,423
5.650%, 12/01/41		10,700	9,894,634
GlaxoSmithKline Capital PLC
5.250%, 12/19/33	GBP	1,388	1,666,860
Global Payments, Inc.
2.900%, 05/15/30		2,900	2,322,912
GLP Capital LP/GLP Financing II, Inc.
5.300%, 01/15/29		5,500	5,023,776
3.250%, 01/15/32		1,000	756,355
Goldman Sachs Group, Inc.
4.000%, 03/03/24		2,500	2,483,793
2.000%, 03/22/28	EUR	2,000	1,942,631
3.800%, 03/15/30		950	820,789
3.000%, 02/12/31	EUR	500	483,625
0.750%, 03/23/32	EUR	6,379	4,949,012
# 6.125%, 02/15/33		2,484	2,466,736
Goodyear Tire & Rubber Co.
4.875%, 03/15/27		2,739	2,519,287

106

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
Graphic Packaging International LLC
Ω	4.750%, 07/15/27		1,151	$1,071,742
Ω	3.500%, 03/15/28		2,879	2,491,272
Ω	3.750%, 02/01/30		4,540	3,713,270
Halliburton Co.
	2.920%, 03/01/30		300	251,714
Hanesbrands, Inc.
#Ω	4.875%, 05/15/26		7,800	7,166,756
Hasbro, Inc.
	6.350%, 03/15/40		1,350	1,230,725
HAT Holdings I LLC/HAT Holdings II LLC
Ω	3.750%, 09/15/30		5,400	3,876,084
HCA, Inc.
	3.500%, 09/01/30		725	600,041
	7.500%, 11/06/33		273	278,937
Healthcare Realty Holdings LP
	2.000%, 03/15/31		1,600	1,166,317
Hess Corp.
	5.600%, 02/15/41		5,500	5,106,821
Home Depot, Inc.
	5.875%, 12/16/36		2,000	1,980,631
	3.300%, 04/15/40		2,000	1,414,045
	5.400%, 09/15/40		2,500	2,285,472
	4.200%, 04/01/43		600	465,940
Howmet Aerospace, Inc.
	6.875%, 05/01/25		32	32,112
	6.750%, 01/15/28		700	700,197
	5.950%, 02/01/37		500	456,754
HP, Inc.
#	5.500%, 01/15/33		2,000	1,836,108
#	6.000%, 09/15/41		10,400	9,418,150
Humana, Inc.
	3.850%, 10/01/24		91	89,223
Huntsman International LLC
	4.500%, 05/01/29		5,550	4,964,112
Hyatt Hotels Corp.
	4.375%, 09/15/28		5,300	4,851,957
Intel Corp.
	4.600%, 03/25/40		2,400	2,009,321
	2.800%, 08/12/41		1,657	1,037,219
	5.625%, 02/10/43		11,900	10,896,271
Intercontinental Exchange, Inc.
	2.650%, 09/15/40		2,611	1,634,799
International Business Machines Corp.
	1.500%, 05/23/29	EUR	500	467,172
	0.875%, 02/09/30	EUR	2,900	2,547,676
	1.750%, 01/31/31	EUR	2,123	1,924,832
	0.650%, 02/11/32	EUR	13,860	11,163,262

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	2.850%, 05/15/40		1,500	$960,932
	International Flavors & Fragrances, Inc.
Ω	3.268%, 11/15/40		3,500	2,128,467
	Interpublic Group of Cos., Inc.
	4.200%, 04/15/24		274	271,019
	4.650%, 10/01/28		500	465,729
	Invitation Homes Operating Partnership LP
	2.000%, 08/15/31		1,000	720,028
	2.700%, 01/15/34		2,100	1,487,918
	ITC Holdings Corp.
	3.650%, 06/15/24		2,070	2,037,130
	J M Smucker Co.
	3.500%, 03/15/25		58	56,139
	Jabil, Inc.
	3.600%, 01/15/30		1,883	1,599,349
	Jackson Financial, Inc.
	3.125%, 11/23/31		1,671	1,247,147
	Jacobs Engineering Group, Inc.
	5.900%, 03/01/33		750	694,638
	Janus Henderson U.S. Holdings, Inc.
	4.875%, 08/01/25		106	103,438
	Jefferies Financial Group, Inc.
	4.850%, 01/15/27		57	54,172
	2.625%, 10/15/31		1,200	884,707
	2.750%, 10/15/32		3,200	2,317,321
	John Deere Capital Corp., Floating Rate Note, SOFR + 0.790%, FRN
(r)	6.134%, 06/08/26		5,000	5,034,164
	John Deere Cash Management SARL
	2.200%, 04/02/32	EUR	2,000	1,864,275
	Johnson & Johnson
	2.450%, 03/01/26		38	35,702
	2.950%, 03/03/27		100	93,176
	JPMorgan Chase & Co.
	5.500%, 10/15/40		2,700	2,459,696
	5.600%, 07/15/41		11,700	10,763,849
	5.400%, 01/06/42		3,700	3,331,489
	Juniper Networks, Inc.
	3.750%, 08/15/29		4,000	3,511,140
	2.000%, 12/10/30		750	551,008
	KB Home
	4.000%, 06/15/31		6,540	5,106,473
	Kellanova
	7.450%, 04/01/31		61	64,683
	Kemper Corp.
	2.400%, 09/30/30		5,200	3,774,554
	3.800%, 02/23/32		3,500	2,659,927

107

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	UNITED STATES — (Continued)
	Kilroy Realty LP
	2.500%, 11/15/32		10,500	$6,947,404
	Kimco Realty OP LLC
	1.900%, 03/01/28		400	332,342
	Kinder Morgan Energy Partners LP
	4.250%, 09/01/24		500	491,910
	6.950%, 01/15/38		4,500	4,461,027
	5.000%, 08/15/42		1,000	781,304
	5.000%, 03/01/43		6,900	5,331,860
	Kraft Heinz Foods Co.
	2.250%, 05/25/28	EUR	200	197,079
	Kroger Co.
	7.500%, 04/01/31		90	96,529
	6.900%, 04/15/38		1,500	1,526,373
	Laboratory Corp. of America Holdings
	4.000%, 11/01/23		45	45,000
	3.250%, 09/01/24		500	488,788
	Las Vegas Sands Corp.
#	3.900%, 08/08/29		9,721	8,393,066
	Lazard Group LLC
	4.500%, 09/19/28		1,800	1,657,404
	Lear Corp.
	3.800%, 09/15/27		2,076	1,901,764
	4.250%, 05/15/29		1,000	894,066
	Legg Mason, Inc.
	3.950%, 07/15/24		55	54,247
	Liberty Mutual Group, Inc.
	2.750%, 05/04/26	EUR	5,200	5,312,419
Ω	4.569%, 02/01/29		78	72,348
	4.625%, 12/02/30	EUR	2,000	2,038,726
	Lincoln National Corp.
#	3.050%, 01/15/30		7,900	6,240,937
#	3.400%, 01/15/31		127	99,198
	6.300%, 10/09/37		3,550	3,287,799
	7.000%, 06/15/40		800	755,568
	Linde Finance BV
	0.550%, 05/19/32	EUR	5,000	4,044,366
	Loews Corp.
	4.125%, 05/15/43		3,000	2,234,458
	LYB International Finance II BV
	1.625%, 09/17/31	EUR	6,500	5,555,011
	Marathon Petroleum Corp.
	3.625%, 09/15/24		96	93,883
	Markel Group, Inc.
	3.350%, 09/17/29		4,300	3,739,718
	Marriott International, Inc.
	3.750%, 03/15/25		1,500	1,454,764
	4.000%, 04/15/28		5,901	5,422,457
	4.650%, 12/01/28		650	607,934
	2.750%, 10/15/33		250	183,077

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
Mars, Inc.
Ω	3.600%, 04/01/34		595	$487,508
Marsh & McLennan Cos., Inc.
	3.500%, 06/03/24		97	95,594
	1.349%, 09/21/26	EUR	5,000	4,910,971
	2.375%, 12/15/31		1,900	1,454,063
Masonite International Corp.
Ω	3.500%, 02/15/30		10,200	8,076,592
McDonald’s Corp.
	5.875%, 04/23/32	GBP	750	922,712
McKesson Corp.
	3.125%, 02/17/29	GBP	4,420	4,739,635
Medtronic Global Holdings SCA
	1.625%, 03/07/31	EUR	4,600	4,178,622
	1.000%, 07/02/31	EUR	4,000	3,446,360
	3.125%, 10/15/31	EUR	5,000	4,991,895
Merck & Co., Inc.
	2.750%, 02/10/25		136	131,530
MetLife, Inc.
	3.600%, 04/10/24		189	187,065
#	6.500%, 12/15/32		281	287,433
	6.375%, 06/15/34		2,600	2,619,769
	5.700%, 06/15/35		1,215	1,153,132
MGM Resorts International
	5.750%, 06/15/25		2,928	2,863,212
	4.625%, 09/01/26		2,693	2,502,577
Micron Technology, Inc.
	5.327%, 02/06/29		550	522,571
	2.703%, 04/15/32		500	371,221
	3.366%, 11/01/41		1,500	945,314
Microsoft Corp.
#	5.300%, 02/08/41		12,000	11,752,210
Molina Healthcare, Inc.
Ω	3.875%, 11/15/30		6,000	4,893,719
#Ω	3.875%, 05/15/32		4,850	3,810,933
Molson Coors Beverage Co.
	1.250%, 07/15/24	EUR	1,200	1,242,823
	5.000%, 05/01/42		4,600	3,763,997
Mondelez International, Inc.
	1.625%, 03/08/27	EUR	2,500	2,455,666
Morgan Stanley
	1.750%, 01/30/25	EUR	2,000	2,050,598
	1.375%, 10/27/26	EUR	2,550	2,487,160
	1.875%, 04/27/27	EUR	2,906	2,846,945
	7.250%, 04/01/32		1,500	1,600,686
	6.375%, 07/24/42		3,527	3,495,899
Mosaic Co.
#	4.050%, 11/15/27		866	808,181
Motorola Solutions, Inc.
	4.600%, 02/23/28		100	94,598
	4.600%, 05/23/29		260	242,272
MPLX LP
	4.125%, 03/01/27		2,876	2,700,945
	4.000%, 03/15/28		1,500	1,374,170

108

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	UNITED STATES — (Continued)
	4.500%, 04/15/38		3,500	$2,726,692
	Mylan, Inc.
	4.200%, 11/29/23		52	51,917
	Nasdaq, Inc.
	1.750%, 03/28/29	EUR	5,924	5,544,110
	0.900%, 07/30/33	EUR	1,000	756,277
	National Rural Utilities Cooperative Finance Corp.
	8.000%, 03/01/32		1,232	1,361,871
	Netflix, Inc.
Ω	5.375%, 11/15/29		1,000	969,572
	NewMarket Corp.
	2.700%, 03/18/31		3,255	2,499,052
	NextEra Energy Capital Holdings, Inc.
	3.550%, 05/01/27		468	430,590
	NextEra Energy Operating Partners LP
Ω	4.500%, 09/15/27		4,700	4,208,356
	Nordstrom, Inc.
#	4.000%, 03/15/27		1,500	1,324,155
#	4.375%, 04/01/30		2,300	1,785,295
	NOV, Inc.
	3.600%, 12/01/29		5,000	4,323,288
	Nucor Corp.
	3.125%, 04/01/32		2,300	1,858,123
	NuStar Logistics LP
	5.625%, 04/28/27		432	407,304
	Nuveen Finance LLC
Ω	4.125%, 11/01/24		32	31,223
	Omnicom Group, Inc.
	4.200%, 06/01/30		300	264,229
	OneMain Finance Corp.
	6.875%, 03/15/25		3,500	3,453,080
	7.125%, 03/15/26		5,000	4,855,989
	ONEOK, Inc.
	4.000%, 07/13/27		77	71,579
	4.550%, 07/15/28		1,766	1,646,414
	4.350%, 03/15/29		3,073	2,792,326
	6.350%, 01/15/31		2,000	1,972,786
	Oracle Corp.
	4.300%, 07/08/34		500	416,765
	3.800%, 11/15/37		2,000	1,471,740
	6.125%, 07/08/39		1,400	1,308,221
	3.600%, 04/01/40		2,000	1,373,304
	5.375%, 07/15/40		1,100	936,124
	3.650%, 03/25/41		9,000	6,128,677
	Owens Corning
	4.200%, 12/01/24		2,000	1,958,320
	3.875%, 06/01/30		583	502,946
	Paramount Global
	7.875%, 07/30/30		2,013	1,982,089

			Face
			Amount^	Value†
			(000)
	UNITED STATES — (Continued)
#	4.950%, 01/15/31		500	$417,558
#	4.200%, 05/19/32		3,000	2,316,270
	5.500%, 05/15/33		400	333,006
	Parker-Hannifin Corp.
	3.300%, 11/21/24		71	69,057
	Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	3.400%, 11/15/26		1,589	1,460,255
	Perrigo Finance Unlimited Co.
	4.375%, 03/15/26		2,500	2,346,915
	Pfizer, Inc.
	3.900%, 03/15/39		400	313,162
	Philip Morris International, Inc.
	2.875%, 05/01/24		5,800	5,714,855
	3.250%, 11/10/24		68	66,229
	2.875%, 05/14/29	EUR	2,650	2,594,874
	3.375%, 08/15/29		1,600	1,392,582
	0.800%, 08/01/31	EUR	4,700	3,735,353
	Piedmont Operating Partnership LP
	3.150%, 08/15/30		5,300	3,692,139
	Plains All American Pipeline LP/PAA Finance Corp.
	3.800%, 09/15/30		5,000	4,213,462
	6.700%, 05/15/36		800	740,753
	6.650%, 01/15/37		1,700	1,607,246
	4.300%, 01/31/43		534	361,667
	PNC Financial Services Group, Inc.
	2.550%, 01/22/30		4,600	3,654,341
	PPG Industries, Inc.
	1.875%, 06/01/25	EUR	2,950	3,016,174
	1.400%, 03/13/27	EUR	1,800	1,743,682
	Primerica, Inc.
	2.800%, 11/19/31		4,350	3,354,124
	Principal Financial Group, Inc.
	3.700%, 05/15/29		2,800	2,487,758
	6.050%, 10/15/36		500	479,265
	4.625%, 09/15/42		1,000	771,665
	Progress Energy, Inc.
	7.750%, 03/01/31		1,130	1,206,709
	7.000%, 10/30/31		630	658,951
	Prologis Euro Finance LLC
	0.625%, 09/10/31	EUR	1,493	1,180,075
	0.500%, 02/16/32	EUR	11,500	8,696,944
	Prudential Financial, Inc.
	3.000%, 03/10/40		400	265,444
	Public Service Enterprise Group, Inc.
	8.625%, 04/15/31		575	629,264

109

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	UNITED STATES — (Continued)
	Public Storage Operating Co.
	0.875%, 01/24/32	EUR	9,400	$7,426,427
	PulteGroup, Inc.
	6.000%, 02/15/35		800	744,369
	PVH Corp.
	4.625%, 07/10/25		1,400	1,343,156
	Quanta Services, Inc.
	2.900%, 10/01/30		301	237,020
	Quest Diagnostics, Inc.
	3.500%, 03/30/25		4	3,859
	Radian Group, Inc.
	4.500%, 10/01/24		6,000	5,847,000
	Rayonier LP
	2.750%, 05/17/31		3,185	2,433,074
	Realty Income Corp.
	4.600%, 02/06/24		2,200	2,190,502
	5.875%, 03/15/35		156	145,981
	Revvity, Inc.
	3.300%, 09/15/29		1,100	936,979
	Rockwell Automation, Inc.
	2.875%, 03/01/25		67	64,692
	Royalty Pharma PLC
	2.150%, 09/02/31		1,600	1,174,820
	3.300%, 09/02/40		2,900	1,832,542
	RTX Corp.
	4.450%, 11/16/38		1,000	797,438
	4.500%, 06/01/42		3,000	2,327,946
	Ryder System, Inc.
	2.500%, 09/01/24		700	679,279
	Sabra Health Care LP
	3.900%, 10/15/29		8,230	6,776,371
	3.200%, 12/01/31		3,658	2,684,640
	Schlumberger Finance BV
	0.500%, 10/15/31	EUR	5,600	4,542,074
	2.000%, 05/06/32	EUR	2,900	2,624,450
	Seagate HDD Cayman
	4.091%, 06/01/29		1,900	1,638,068
	4.125%, 01/15/31		9,500	7,527,092
	5.750%, 12/01/34		2,800	2,369,776
	Sealed Air Corp.
Ω	4.000%, 12/01/27		1,600	1,406,452
Ω	6.875%, 07/15/33		3,492	3,273,750
	Sempra
	3.800%, 02/01/38		1,253	934,334
	Sensata Technologies, Inc.
Ω	4.375%, 02/15/30		5,000	4,226,090
	Simon Property Group LP
	2.450%, 09/13/29		6,500	5,306,357
	2.650%, 07/15/30		7,264	5,856,172
	2.250%, 01/15/32		500	366,645
	Southern Power Co.
	1.850%, 06/20/26	EUR	1,200	1,202,301

			Face
			Amount^	Value†
			(000)
	UNITED STATES — (Continued)
	Southwest Gas Corp.
	2.200%, 06/15/30		900	$697,148
	Steel Dynamics, Inc.
	3.250%, 01/15/31		700	578,764
	Steelcase, Inc.
	5.125%, 01/18/29		5,542	4,883,599
	Stellantis Finance U.S., Inc.
Ω	2.691%, 09/15/31		800	605,066
	STORE Capital Corp.
	4.625%, 03/15/29		1,200	1,008,196
	Stryker Corp.
	3.375%, 05/15/24		6	5,922
	2.125%, 11/30/27	EUR	5,509	5,450,150
	Sutter Health
	2.294%, 08/15/30		2,400	1,895,152
	Tanger Properties LP
	2.750%, 09/01/31		1,000	707,421
	Tapestry, Inc.
	3.050%, 03/15/32		1,800	1,291,468
	Targa Resources Corp.
	4.200%, 02/01/33		1,500	1,243,294
	Taylor Morrison Communities, Inc.
Ω	5.875%, 06/15/27		100	93,750
Ω	5.750%, 01/15/28		5,000	4,538,253
Ω	5.125%, 08/01/30		2,100	1,764,848
	Teledyne FLIR LLC
	2.500%, 08/01/30		2,000	1,573,413
	Textron, Inc.
	2.450%, 03/15/31		750	584,914
	Thermo Fisher Scientific Finance I BV
	0.800%, 10/18/30	EUR	3,000	2,582,179
	Thermo Fisher Scientific, Inc.
	0.875%, 10/01/31	EUR	8,300	6,978,397
	2.375%, 04/15/32	EUR	4,821	4,521,565
	Timken Co.
	4.125%, 04/01/32		600	500,930
	Toll Brothers Finance Corp.
	4.875%, 03/15/27		1,800	1,714,812
	4.350%, 02/15/28		4,018	3,690,266
	3.800%, 11/01/29		4,000	3,445,629
	Travelers Cos., Inc.
	6.250%, 06/15/37		1,200	1,214,757
	5.350%, 11/01/40		500	454,674
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	5.875%, 06/15/24		3,400	3,365,904
	Trimble, Inc.
	4.750%, 12/01/24		1,300	1,279,857
	TWDC Enterprises 18 Corp.
	4.375%, 08/16/41		1,700	1,333,980
	4.125%, 12/01/41		7,011	5,345,894

110

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
U.S. Cellular Corp.
6.700%, 12/15/33		800	$759,192
Under Armour, Inc.
3.250%, 06/15/26		6,250	5,692,115
United Parcel Service, Inc.
5.200%, 04/01/40		1,000	908,163
# 4.875%, 11/15/40		255	223,434
UnitedHealth Group, Inc.
4.625%, 07/15/35		1,000	889,010
3.500%, 08/15/39		5,300	3,891,790
2.750%, 05/15/40		3,000	1,942,260
Unum Group
3.875%, 11/05/25		23	21,923
4.000%, 06/15/29		5,100	4,543,734
5.750%, 08/15/42		125	103,623
Utah Acquisition Sub, Inc.
3.950%, 06/15/26		2,173	2,035,424
3.125%, 11/22/28	EUR	3,400	3,320,674
Verizon Communications, Inc.
# 4.329%, 09/21/28		200	186,215
1.375%, 11/02/28	EUR	2,000	1,868,178
4.016%, 12/03/29		183	163,431
2.625%, 12/01/31	EUR	2,500	2,359,490
2.355%, 03/15/32		53	39,631
4.750%, 02/17/34	GBP	1,500	1,632,853
3.400%, 03/22/41		5,000	3,374,031
VF Corp.
# 2.950%, 04/23/30		2,166	1,696,431
Viatris, Inc.
3.850%, 06/22/40		12,500	7,779,886
VMware, Inc.
3.900%, 08/21/27		3,521	3,262,421
Vontier Corp.
2.950%, 04/01/31		13,875	10,445,916
Voya Financial, Inc.
5.700%, 07/15/43		500	419,704
Walgreens Boots Alliance, Inc.
2.125%, 11/20/26	EUR	2,700	2,594,324
# 3.200%, 04/15/30		330	256,978
Walmart, Inc.
5.250%, 09/28/35	GBP	4,886	5,842,158
Walt Disney Co.
6.400%, 12/15/35		300	305,453
4.625%, 03/23/40		1,500	1,260,869
Waste Management, Inc.
2.950%, 06/01/41		1,000	653,619
WEC Energy Group, Inc.
3.550%, 06/15/25		12	11,539
Wells Fargo & Co.
3.000%, 02/19/25		190	182,763
1.375%, 10/26/26	EUR	3,500	3,393,825
1.000%, 02/02/27	EUR	7,700	7,302,326
4.150%, 01/24/29		1,000	908,275
2.500%, 05/02/29	GBP	750	754,945

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	0.625%, 03/25/30	EUR	1,016	$846,066
	0.625%, 08/14/30	EUR	3,461	2,836,578
	Welltower OP LLC
	3.100%, 01/15/30		1,000	830,312
	Western Digital Corp.
	4.750%, 02/15/26		5,980	5,607,352
	2.850%, 02/01/29		4,800	3,739,100
	Westlake Corp.
	1.625%, 07/17/29	EUR	6,000	5,282,760
	3.375%, 06/15/30		1,100	914,360
	WestRock MWV LLC
	8.200%, 01/15/30		180	195,072
	Weyerhaeuser Co.
	7.375%, 03/15/32		254	267,950
	Whirlpool Corp.
	3.700%, 05/01/25		145	140,342
#	4.750%, 02/26/29		400	373,439
	Whirlpool Finance Luxembourg SARL
	1.250%, 11/02/26	EUR	1,200	1,169,539
	1.100%, 11/09/27	EUR	500	471,675
	Willis North America, Inc.
	2.950%, 09/15/29		600	503,057
	Wisconsin Electric Power Co.
	3.100%, 06/01/25		37	35,562
	WP Carey, Inc.
	2.450%, 02/01/32		1,900	1,397,265
	WRKCo, Inc.
	4.200%, 06/01/32		2,200	1,918,548
	Xerox Corp.
#	3.800%, 05/15/24		2,050	1,997,870
	Xerox Holdings Corp.
#Ω	5.000%, 08/15/25		5,000	4,599,711
	Yum! Brands, Inc.
Ω	4.750%, 01/15/30		3,875	3,449,564
	3.625%, 03/15/31		5,370	4,360,560

TOTAL UNITED STATES				1,267,654,749

TOTAL BONDS				2,403,317,292

U.S. TREASURY OBLIGATIONS — (4.7%)
	U.S. Treasury Bills
∞	4.733%, 12/28/23		16,200	16,063,542
	U.S. Treasury Bonds
	3.875%, 05/15/43		5,000	4,152,344
	U.S. Treasury Notes
#	0.125%, 12/15/23		26,000	25,835,365
	2.250%, 12/31/23		8,000	7,957,728
	2.500%, 01/31/24		7,000	6,949,414
	2.125%, 02/29/24		5,500	5,439,414
	2.125%, 03/31/24		33,500	33,043,301
	2.250%, 03/31/24		14,500	14,309,121

111

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
2.500%, 04/30/24	13,000	$12,808,555
2.500%, 05/15/24	4,000	3,936,406
3.000%, 06/30/24	5,000	4,917,969

TOTAL U.S. TREASURY OBLIGATIONS		135,413,159

TOTAL INVESTMENT SECURITIES (Cost $3,203,772,916)		2,785,064,006

		Shares	Value†
SECURITIES LENDING COLLATERAL — (3.1%)
@§	The DFA Short Term Investment Fund	7,700,252	$89,068,814

TOTAL INVESTMENTS — (100.0%) (Cost $3,292,841,846)			$2,874,132,820

As of October 31, 2023, DFA Global Core Plus Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	3,448,559	JPY	501,099,372	Citibank, N.A.	11/16/23	$135,353
USD	101,483,339	EUR	94,867,090	State Street Bank and Trust	12/14/23	916,429
DKK	73,044,928	USD	10,293,239	Citibank, N.A.	12/20/23	90,600
USD	15,779,028	DKK	110,578,448	Morgan Stanley and Co. International	12/20/23	59,541
DKK	37,533,520	USD	5,328,381	State Street Bank and Trust	12/20/23	7,267
EUR	2,354,529	USD	2,492,856	State Street Bank and Trust	12/22/23	4,320
AUD	3,170,229	USD	2,012,472	Citibank, N.A.	12/27/23	2,309
EUR	7,313,328	USD	7,738,317	State Street Bank and Trust	12/27/23	20,379
USD	35,253,504	AUD	55,005,218	UBS AG	12/27/23	295,948
USD	88,909,886	GBP	72,511,119	State Street Bank and Trust	12/28/23	734,525
GBP	2,040,730	USD	2,473,603	Morgan Stanley and Co. International	01/04/24	8,158
USD	62,547,717	JPY	9,178,457,167	State Street Bank and Trust	01/04/24	1,348,292
USD	35,251,015	AUD	54,745,473	State Street Bank and Trust	01/10/24	442,676
USD	8,646,756	NZD	14,674,930	State Street Bank and Trust	01/16/24	94,933
USD	67,071,145	JPY	9,913,067,062	Citibank, N.A.	01/17/24	834,582
USD	5,059,467	JPY	746,176,085	Morgan Stanley and Co. International	01/17/24	73,711
USD	19,099,557	JPY	2,822,533,875	State Street Bank and Trust	01/17/24	240,112
EUR	10,087,954	USD	10,677,124	State Street Bank and Trust	01/18/24	36,491
GBP	2,752,495	USD	3,344,656	State Street Bank and Trust	01/18/24	3,007
USD	91,098,998	EUR	85,534,275	Societe Generale	01/22/24	243,884
EUR	1,426,561	USD	1,514,206	UBS AG	01/22/24	1,097
USD	79,910,911	EUR	74,873,953	HSBC Bank	01/23/24	375,775
USD	32,868,082	CAD	45,329,916	HSBC Bank	01/25/24	130,900

Total Appreciation						$6,100,289
USD	6,600,705	NZD	11,391,871	Citibank, N.A.	11/27/23	$(36,688)
USD	33,460,349	AUD	53,060,988	Societe Generale	11/27/23	(226,274)
EUR	6,734,360	USD	7,153,985	Royal Bank of Canada	12/14/23	(15,010)
EUR	7,342,398	USD	7,879,858	State Street Bank and Trust	12/14/23	(96,313)
EUR	6,846,042	USD	7,273,772	Citibank, N.A.	12/21/23	(13,398)
USD	91,146,622	EUR	86,193,373	HSBC Bank	12/21/23	(263,297)
USD	91,093,311	EUR	86,196,007	Societe Generale	12/22/23	(324,813)
USD	97,896,530	EUR	92,489,265	HSBC Bank	12/27/23	(225,167)
GBP	8,930,238	USD	10,980,254	State Street Bank and Trust	12/28/23	(120,858)
USD	83,302,283	GBP	68,500,063	State Street Bank and Trust	01/04/24	(1,643)
GBP	2,378,732	USD	2,914,070	UBS AG	01/04/24	(21,260)
USD	92,034,941	EUR	86,788,302	State Street Bank and Trust	01/05/24	(83,460)

112

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
EUR	18,924,774	USD	20,108,280	State Street Bank and Trust	01/05/24	$(21,242)
USD	32,481,753	AUD	51,285,953	Citibank, N.A.	01/18/24	(134,770)
USD	92,392,289	EUR	87,136,256	State Street Bank and Trust	01/18/24	(148,210)
USD	80,166,271	GBP	66,073,980	State Street Bank and Trust	01/18/24	(194,778)
EUR	748,835	USD	801,753	State Street Bank and Trust	01/18/24	(6,475)

Total (Depreciation)						$(1,933,656)

Total Appreciation (Depreciation)						$4,166,633

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$246,333,555	—	$246,333,555
Bonds
Australia	—	174,089,872	—	174,089,872
Austria	—	654,856	—	654,856
Belgium	—	5,651,860	—	5,651,860
Canada	—	130,192,208	—	130,192,208
Denmark	—	6,131,622	—	6,131,622
Finland	—	13,906,094	—	13,906,094
France	—	134,448,214	—	134,448,214
Germany	—	96,682,495	—	96,682,495
Hong Kong	—	16,413,813	—	16,413,813
Ireland	—	3,661,440	—	3,661,440
Italy	—	34,687,335	—	34,687,335
Japan	—	189,434,290	—	189,434,290
Luxembourg	—	6,986,429	—	6,986,429
Netherlands	—	62,411,151	—	62,411,151
New Zealand	—	15,192,107	—	15,192,107
Norway	—	17,377,614	—	17,377,614
Spain	—	22,264,695	—	22,264,695
Supranational Organization Obligations	—	61,305,971	—	61,305,971
Sweden	—	14,361,239	—	14,361,239
Switzerland	—	18,993,778	—	18,993,778
United Kingdom	—	110,815,460	—	110,815,460
United States	—	1,267,654,749	—	1,267,654,749
U.S. Treasury Obligations	—	135,413,159	—	135,413,159
Securities Lending Collateral	—	89,068,814	—	89,068,814
Forward Currency Contracts**	—	4,166,633	—	4,166,633

TOTAL	—	$2,878,299,453	—	$2,878,299,453

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

113

DFA INVESTMENT GRADE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face Amount^	Value†
			(000)
AGENCY OBLIGATIONS — (14.7%)
Federal Farm Credit Banks Funding Corp.
	2.630%, 08/03/26		5,760	$5,406,373
Federal Home Loan Banks
	2.750%, 12/13/24		37,645	36,550,760
	3.125%, 09/12/25		10,000	9,643,166
	5.750%, 06/12/26		6,000	6,093,713
	2.500%, 12/10/27		4,000	3,638,786
	3.000%, 03/10/28		30,815	28,455,333
	3.250%, 06/09/28		109,035	101,288,129
#	3.250%, 11/16/28		91,250	84,530,538
	2.125%, 09/14/29		10,000	8,529,663
	2.125%, 12/14/29		23,735	20,045,568
#	5.500%, 07/15/36		22,355	22,828,922
Federal Home Loan Mortgage Corp.
	6.750%, 09/15/29		76,476	82,977,723
#	6.750%, 03/15/31		100,575	110,418,751
#	6.250%, 07/15/32		85,446	92,220,748
Federal National Mortgage Association
	2.125%, 04/24/26		86,000	80,179,584
	1.875%, 09/24/26		143,929	131,904,996
#	0.750%, 10/08/27		73,250	62,336,855
	6.250%, 05/15/29		102,508	108,610,206
	7.125%, 01/15/30		72,196	79,653,699
	7.250%, 05/15/30		72,729	81,155,527
#	0.875%, 08/05/30		209,150	158,476,498
#	6.625%, 11/15/30		93,212	101,076,497
Tennessee Valley Authority
	2.875%, 02/01/27		31,804	29,756,712
	7.125%, 05/01/30		70,383	77,746,713
	4.650%, 06/15/35		5,000	4,670,402
	3.500%, 12/15/42		15,000	11,117,538

TOTAL AGENCY OBLIGATIONS				1,539,313,400

BONDS — (54.5%)
AUSTRALIA — (1.5%)
ANZ New Zealand International Ltd.
	0.200%, 09/23/27	EUR	5,000	4,561,068
APA Infrastructure Ltd.
Ω	5.000%, 03/23/35		4,000	3,442,752
ASB Bank Ltd.
	4.500%, 03/16/27	EUR	6,072	6,463,997
Australia & New Zealand Banking Group Ltd.
	1.550%, 08/29/24	AUD	8,400	5,181,691

			Face Amount^	Value†
			(000)
AUSTRALIA — (Continued)
	0.750%, 09/29/26	EUR	3,000	$2,901,209
	4.950%, 09/11/28	AUD	3,910	2,408,166
BHP Billiton Finance Ltd.
	3.000%, 05/29/24	EUR	5,000	5,254,441
Commonwealth Bank of Australia
	4.200%, 08/18/25	AUD	5,000	3,115,876
	4.400%, 08/18/27	AUD	3,650	2,226,732
	5.000%, 01/13/28	AUD	1,780	1,106,714
	4.900%, 08/17/28	AUD	15,050	9,266,833
Glencore Funding LLC
#Ω	2.500%, 09/01/30		4,600	3,573,163
#Ω	2.850%, 04/27/31		33,500	26,005,600
Ω	2.625%, 09/23/31		11,000	8,284,462
Macquarie Group Ltd.
	0.350%, 03/03/28	EUR	2,000	1,781,375
National Australia Bank Ltd.
	3.900%, 05/30/25	AUD	1,208	751,428
	4.950%, 11/25/27	AUD	11,860	7,364,746
Rio Tinto Finance USA Ltd.
	5.200%, 11/02/40		400	358,429
Westpac Banking Corp.
	3.350%, 03/08/27		441	408,969
	4.800%, 02/16/28	AUD	1,500	922,688
#	2.150%, 06/03/31		79,000	61,261,219

TOTAL AUSTRALIA				156,641,558

AUSTRIA — (0.0%)
Oesterreichische Kontrollbank AG
	0.250%, 09/26/24	EUR	4,000	4,097,049

BELGIUM — (0.8%)
Anheuser-Busch InBev Worldwide, Inc.
	4.000%, 04/13/28		8,000	7,523,297
	5.875%, 06/15/35		2,846	2,855,611
	4.375%, 04/15/38		5,800	4,797,728
	5.450%, 01/23/39		6,000	5,535,327
	4.950%, 01/15/42		5,000	4,296,766
Belfius Bank SA
Δ	0.000%, 08/28/26	EUR	1,800	1,703,076
Dexia Credit Local SA
	1.625%, 12/08/23	GBP	10,000	12,106,605
	0.500%, 01/17/25	EUR	42,400	43,136,209
Solvay Finance America LLC
Ω	4.450%, 12/03/25		865	863,776

TOTAL BELGIUM				82,818,395

114

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	CANADA — (3.1%)
Alimentation Couche-Tard, Inc.
	1.875%, 05/06/26	EUR	8,200	$8,172,871
Ω	3.439%, 05/13/41		15,600	9,966,205
	Bank of Montreal
	2.280%, 07/29/24	CAD	10,300	7,248,437
	2.750%, 06/15/27	EUR	6,200	6,215,456
	Bank of Nova Scotia
	1.375%, 12/05/23	GBP	5,000	6,051,078
	0.500%, 04/30/24	EUR	5,000	5,197,156
	2.490%, 09/23/24	CAD	18,900	13,261,551
	2.450%, 02/02/32		24,575	18,425,030
	Barrick North America Finance LLC
	5.700%, 05/30/41		4,500	4,118,962
	5.750%, 05/01/43		4,000	3,686,716
	Brookfield Finance, Inc.
	4.350%, 04/15/30		5,500	4,861,259
	Canadian Imperial Bank of Commerce
	2.350%, 08/28/24	CAD	12,100	8,497,616
	6.092%, 10/03/33		4,800	4,623,557
	Canadian Natural Resources Ltd.
	2.950%, 07/15/30		12,722	10,374,018
	5.850%, 02/01/35		3,000	2,744,497
	6.250%, 03/15/38		6,000	5,606,341
	Emera U.S. Finance LP
	2.639%, 06/15/31		3,000	2,267,907
	Enbridge Energy Partners LP
	7.500%, 04/15/38		7,825	8,029,974
	Enbridge, Inc.
	3.500%, 06/10/24		880	866,632
	Fairfax Financial Holdings Ltd.
	3.375%, 03/03/31		3,400	2,737,514
	Magna International, Inc.
	1.900%, 11/24/23	EUR	2,600	2,747,182
	National Bank of Canada
	3.750%, 01/25/28	EUR	5,000	5,156,916
	Nutrien Ltd.
	3.000%, 04/01/25		3,460	3,313,265
	Province of Alberta
	3.600%, 04/11/28	AUD	2,900	1,696,003
	Province of Alberta Canada
	0.500%, 04/16/25	EUR	6,495	6,569,263
	Province of Quebec
	1.500%, 12/15/23	GBP	10,000	12,096,627
	0.200%, 04/07/25	EUR	3,300	3,322,626
	Rogers Communications, Inc.
	7.500%, 08/15/38		2,500	2,479,605
	Royal Bank of Canada
	0.250%, 05/02/24	EUR	2,400	2,491,968

			Face Amount^	Value†
			(000)
CANADA — (Continued)
	2.352%, 07/02/24	CAD	12,100	$8,538,364
	3.625%, 06/14/27	GBP	9,800	11,071,697
	5.000%, 01/24/28	GBP	14,700	17,222,138
	5.000%, 02/01/33		5,000	4,520,571
	Spectra Energy Partners LP
	4.750%, 03/15/24		1,915	1,905,862
	Suncor Energy, Inc.
	6.800%, 05/15/38		10,283	10,110,961
	6.850%, 06/01/39		3,000	2,918,699
	Thomson Reuters Corp.
	4.300%, 11/23/23		2,520	2,516,011
	Toronto-Dominion Bank
	0.375%, 04/25/24	EUR	3,350	3,482,059
	0.500%, 01/18/27	EUR	5,900	5,546,596
	2.551%, 08/03/27	EUR	5,000	4,980,764
	2.000%, 09/10/31		1,600	1,181,848
	3.200%, 03/10/32		40,300	32,030,833
	4.456%, 06/08/32		20,850	18,181,129
TransCanada PipeLines Ltd.
	4.250%, 05/15/28		300	277,296
	4.625%, 03/01/34		20,566	17,396,244
	6.200%, 10/15/37		3,000	2,797,868
	7.250%, 08/15/38		7,000	7,175,254

	TOTAL CANADA			324,680,426

	DENMARK — (0.4%)
	Danske Bank AS
	0.625%, 05/26/25	EUR	4,283	4,291,275
Ω	4.375%, 06/12/28		2,000	1,833,457
	Denmark Government Bonds
	1.500%, 11/15/23	DKK	238,000	33,659,400
	Nykredit Realkredit AS
	0.250%, 01/13/26	EUR	592	573,568

	TOTAL DENMARK			40,357,700

	FINLAND — (0.3%)
	Kuntarahoitus OYJ
	0.125%, 03/07/24	EUR	400	417,898
Δ	0.000%, 11/15/24	EUR	24,000	24,432,873
	Nordea Bank Abp
	1.125%, 02/16/27	EUR	1,900	1,829,056
	0.500%, 05/14/27	EUR	3,000	2,832,879
	OP Corporate Bank PLC
	0.250%, 03/24/26	EUR	2,800	2,705,763
	1.375%, 09/04/26	GBP	1,950	2,069,573

	TOTAL FINLAND			34,288,042

	FRANCE — (1.5%)
	Airbus SE
Ω	3.150%, 04/10/27		5,233	4,827,367

115

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
FRANCE — (Continued)
Banque Federative du Credit Mutuel SA
	2.250%, 12/18/23	GBP	3,400	$4,112,196
	1.750%, 12/19/24	GBP	5,000	5,800,586
	1.250%, 12/05/25	GBP	2,600	2,879,817
	5.000%, 01/19/26	GBP	4,900	5,831,883
	0.750%, 06/08/26	EUR	2,800	2,720,197
	1.000%, 07/16/26	GBP	4,700	5,031,303
	1.250%, 05/26/27	EUR	11,900	11,400,968
BNP Paribas SA
	1.000%, 04/17/24	EUR	5,842	6,094,202
	1.000%, 06/27/24	EUR	2,700	2,800,733
	1.250%, 03/19/25	EUR	5,700	5,800,684
Ω	3.500%, 11/16/27		500	451,185
	1.875%, 12/14/27	GBP	4,000	4,132,430
Ω	4.400%, 08/14/28		2,200	2,023,184
BPCE SA
	1.000%, 07/15/24	EUR	17,900	18,538,543
	0.625%, 09/26/24	EUR	6,900	7,079,164
	1.000%, 04/01/25	EUR	1,000	1,011,066
	1.000%, 12/22/25	GBP	5,000	5,517,824
	0.010%, 01/14/27	EUR	1,700	1,580,590
	0.500%, 02/24/27	EUR	4,800	4,495,013
Bpifrance SACA
	0.500%, 05/25/25	EUR	5,000	5,039,097
Credit Agricole SA
	2.375%, 05/20/24	EUR	2,700	2,828,605
	1.375%, 05/03/27	EUR	15,400	14,956,500
Ω	5.514%, 07/05/33		5,000	4,681,307
Electricite de France SA
	3.875%, 01/12/27	EUR	3,300	3,478,119
LeasePlan Corp. NV
	2.125%, 05/06/25	EUR	10,000	10,269,287
Region of Ile de France
	0.500%, 06/14/25	EUR	2,000	2,010,340
Societe Generale SA
Ω	3.000%, 01/22/30		5,000	3,967,800
TotalEnergies Capital International SA
	3.750%, 04/10/24		4,800	4,760,065
	2.829%, 01/10/30		600	511,638
	2.986%, 06/29/41		9,527	6,286,872

TOTAL FRANCE				160,918,565

GERMANY — (2.1%)
Bayer U.S. Finance II LLC
Ω	5.500%, 08/15/25		2,240	2,200,797
Ω	4.375%, 12/15/28		14,000	12,828,772
Ω	4.625%, 06/25/38		700	557,029
Bayer U.S. Finance LLC
Ω	3.375%, 10/08/24		9,544	9,295,184

			Face Amount^	Value†
			(000)
GERMANY — (Continued)
BMW International Investment BV
	0.750%, 03/08/24	GBP	4,900	$5,857,075
BMW U.S. Capital LLC
Ω	2.800%, 04/11/26		19,130	17,966,348
	1.000%, 04/20/27	EUR	7,700	7,429,915
Daimler Truck Finance North America LLC
	5.500%, 09/20/33		5,000	4,614,624
Daimler Truck International Finance BV
	1.250%, 04/06/25	EUR	13,500	13,701,952
Deutsche Bank AG
	2.625%, 02/12/26	EUR	4,800	4,869,510
E.ON International Finance BV
Ω	6.650%, 04/30/38		9,000	8,814,771
FMS Wertmanagement
	0.625%, 12/15/23	GBP	10,000	12,082,782
Heidelberg Materials AG
	1.500%, 02/07/25	EUR	4,000	4,084,690
Kreditanstalt fuer Wiederaufbau
	0.125%, 01/15/24	EUR	22,000	23,099,523
Landwirtschaftliche Rentenbank
	0.400%, 09/23/24	AUD	12,000	7,331,332
Mercedes-Benz Finance North America LLC
#	8.500%, 01/18/31		18,896	21,848,854
Siemens Financieringsmaatschappij NV
Ω	2.875%, 03/11/41		8,256	5,521,349
T-Mobile USA, Inc.
	4.375%, 04/15/40		8,000	6,187,489
	3.000%, 02/15/41		400	252,480
Traton Finance Luxembourg SA
	4.125%, 01/18/25	EUR	1,400	1,474,674
	0.125%, 03/24/25	EUR	4,800	4,785,576
Volkswagen Financial Services AG
	0.875%, 01/31/28	EUR	5,000	4,563,534
Volkswagen Financial Services NV
	2.125%, 06/27/24	GBP	3,200	3,788,624
Volkswagen Group of America Finance LLC
Ω	5.900%, 09/12/33		14,800	13,819,903
Volkswagen Leasing GmbH
Δ	0.000%, 07/19/24	EUR	24,497	25,192,026

116

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
GERMANY — (Continued)
	1.375%, 01/20/25	EUR	1,083	$1,107,637

TOTAL GERMANY				223,276,450

HONG KONG — (0.1%)
Prudential Funding Asia PLC
	3.125%, 04/14/30		1,100	918,206
	3.625%, 03/24/32		5,800	4,783,635

TOTAL HONG KONG				5,701,841

IRELAND — (0.0%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	3.850%, 10/29/41		3,000	2,010,711

ITALY — (0.4%)
Cassa Depositi e Prestiti SpA
	1.500%, 06/21/24	EUR	1,800	1,872,081
Enel Finance International NV
Ω	3.500%, 04/06/28		2,800	2,481,938
Intesa Sanpaolo SpA
	2.125%, 05/26/25	EUR	4,145	4,242,935
	4.750%, 09/06/27	EUR	4,800	5,079,745
Ω	4.000%, 09/23/29		15,800	13,167,648
UniCredit SpA
	0.500%, 04/09/25	EUR	9,800	9,815,388

TOTAL ITALY				36,659,735

JAPAN — (1.6%)
7-Eleven, Inc.
Ω	1.800%, 02/10/31		11,653	8,660,207
Ω	2.500%, 02/10/41		30,950	18,011,766
Development Bank of Japan, Inc.
	0.010%, 10/15/24	EUR	6,600	6,724,445
JT International Financial Services BV
	1.125%, 09/28/25	EUR	3,500	3,487,816
Mitsubishi UFJ Financial Group, Inc.
	0.339%, 07/19/24	EUR	420	432,698
	0.872%, 09/07/24	EUR	5,000	5,147,065
	3.850%, 03/01/26		1,195	1,138,627
	3.677%, 02/22/27		1,295	1,206,968
	3.741%, 03/07/29		1,900	1,703,209
	3.195%, 07/18/29		4,977	4,240,808
	2.048%, 07/17/30		13,830	10,538,802
#	4.286%, 07/26/38		400	323,660
	3.751%, 07/18/39		11,191	8,417,515

		Face Amount^	Value†
		(000)
JAPAN — (Continued)
MUFG Bank Ltd.
3.250%, 09/08/24		3,237	$3,162,090
Nomura Holdings, Inc.
3.103%, 01/16/30		10,062	8,170,949
2.679%, 07/16/30		3,600	2,783,958
2.608%, 07/14/31		10,000	7,441,099
NTT Finance Corp.
0.010%, 03/03/25	EUR	1,500	1,506,666
ORIX Corp.
# 2.250%, 03/09/31		9,600	7,406,359
Sumitomo Mitsui Financial Group, Inc.
0.934%, 10/11/24	EUR	7,486	7,685,434
3.784%, 03/09/26		2,642	2,508,652
1.546%, 06/15/26	EUR	1,900	1,884,082
3.040%, 07/16/29		17,527	14,776,991
2.130%, 07/08/30		14,250	10,912,397
2.222%, 09/17/31		9,265	6,863,332
5.808%, 09/14/33		5,000	4,732,673
# 2.296%, 01/12/41		7,700	4,502,877
Toyota Finance Australia Ltd.
2.004%, 10/21/24	EUR	1,428	1,480,258
Toyota Motor Credit Corp.
3.200%, 01/11/27		15,036	14,010,314

TOTAL JAPAN			169,861,717

LUXEMBOURG — (0.0%)
ArcelorMittal SA
4.875%, 09/26/26	EUR	2,000	2,151,080

NETHERLANDS — (0.6%)
ABN AMRO Bank NV
2.375%, 06/01/27	EUR	4,600	4,556,769
BNG Bank NV
1.125%, 09/04/24	EUR	5,000	5,177,761
3.300%, 07/17/28	AUD	5,000	2,918,124
Cooperatieve Rabobank UA
5.250%, 05/24/41		5,700	5,212,552
Enexis Holding NV
0.875%, 04/28/26	EUR	9,900	9,777,624
ING Groep NV
3.000%, 02/18/26	GBP	2,000	2,276,484
3.950%, 03/29/27		3,200	2,962,655
4.050%, 04/09/29		4,000	3,574,497
Nederlandse Waterschapsbank NV
3.400%, 07/22/25	AUD	14,100	8,714,687
3.450%, 07/17/28	AUD	13,000	7,628,981
Shell International Finance BV
5.500%, 03/25/40		3,000	2,801,664
2.875%, 11/26/41		3,200	2,069,061

117

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
NETHERLANDS — (Continued)
TenneT Holding BV
1.000%, 06/13/26	EUR	2,700	$2,715,430

TOTAL NETHERLANDS			60,386,289

NEW ZEALAND — (0.3%)
New Zealand Government Bond
0.500%, 05/15/24	NZD	46,800	26,529,499

NORWAY — (0.3%)
Equinor ASA
2.650%, 01/15/24		6,950	6,908,138
1.750%, 01/22/26		3,000	2,769,796
1.250%, 02/17/27	EUR	9,200	8,968,026
Kommunalbanken AS
5.250%, 07/15/24	AUD	10,200	6,492,659
4.250%, 07/16/25	AUD	1,000	626,829
Norsk Hydro ASA
1.125%, 04/11/25	EUR	5,000	5,053,995

TOTAL NORWAY			30,819,443

SPAIN — (1.1%)
Banco Bilbao Vizcaya Argentaria SA
0.375%, 10/02/24	EUR	5,000	5,114,381
3.375%, 09/20/27	EUR	15,000	15,455,385
Banco Santander SA
3.750%, 01/16/26	EUR	13,600	14,260,767
0.500%, 02/04/27	EUR	2,900	2,708,611
3.800%, 02/23/28		6,200	5,513,295
3.490%, 05/28/30		4,000	3,277,947
Santander Holdings USA, Inc.
4.500%, 07/17/25		17,590	16,895,091
4.400%, 07/13/27		1,200	1,104,039
Santander U.K. PLC
4.000%, 03/13/24		8,788	8,717,696
Telefonica Emisiones SA
7.045%, 06/20/36		13,000	12,978,974
4.665%, 03/06/38		11,755	9,139,862
Telefonica Europe BV
8.250%, 09/15/30		16,567	18,013,353

TOTAL SPAIN			113,179,401

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (1.1%)
African Development Bank
4.750%, 03/06/24	AUD	2,500	1,586,490
4.000%, 01/10/25	AUD	24,170	15,168,748
3.350%, 08/08/28	AUD	9,000	5,239,516
Asian Development Bank
1.375%, 12/15/23	GBP	6,300	7,620,499
1.100%, 08/15/24	AUD	5,000	3,085,825

			Face Amount^	Value†
			(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
European Financial Stability
	Facility
Δ	0.000%, 04/19/24	EUR	10,000	$10,399,539
	1.750%, 06/27/24	EUR	27,296	28,520,881
European Investment Bank
	4.750%, 08/07/24	AUD	29,000	18,405,368
	1.700%, 11/15/24	AUD	3,880	2,386,589
Inter-American Development Bank
	1.250%, 12/15/23	GBP	15,775	19,077,845
	4.750%, 08/27/24	AUD	1,600	1,015,419
	6.750%, 07/15/27		1,942	2,032,237
International Finance Corp.
	0.750%, 05/24/28	AUD	5,000	2,605,283

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS				117,144,239

SWEDEN — (0.6%)
Skandinaviska Enskilda Banken AB
	0.050%, 07/01/24	EUR	18,300	18,853,789
	4.000%, 11/09/26	EUR	1,000	1,050,277
	1.750%, 11/11/26	EUR	14,800	14,657,495
	3.750%, 02/07/28	EUR	5,000	5,168,587
Svenska Handelsbanken AB
	0.050%, 09/03/26	EUR	4,700	4,447,338
Swedbank AB
	0.750%, 05/05/25	EUR	8,900	8,965,957
	0.200%, 01/12/28	EUR	5,000	4,436,826
Volvo Treasury AB
	2.625%, 02/20/26	EUR	7,500	7,702,568
	2.000%, 08/19/27	EUR	1,900	1,877,154

TOTAL SWEDEN				67,159,991

SWITZERLAND — (0.3%)
UBS AG
	0.010%, 03/31/26	EUR	7,000	6,683,438
	0.010%, 06/29/26	EUR	5,000	4,741,908
UBS Group AG
Ω	4.125%, 09/24/25		20,990	20,088,378

TOTAL SWITZERLAND				31,513,724

UNITED KINGDOM — (2.2%)
Ashtead Capital, Inc.
Ω	2.450%, 08/12/31		4,750	3,503,186
Ω	5.950%, 10/15/33		6,500	5,930,366
AstraZeneca PLC
	6.450%, 09/15/37		3,700	3,847,636

118

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (Continued)
	Barclays PLC
	3.650%, 03/16/25		14,330	$13,780,503
	4.375%, 01/12/26		8,970	8,562,102
	BAT Capital Corp.
#	4.906%, 04/02/30		20,600	18,573,730
	BP Capital Markets America, Inc.
	3.017%, 01/16/27		273	252,157
	2.721%, 01/12/32		1,500	1,191,276
	3.060%, 06/17/41		50,100	33,137,289
	BP Capital Markets PLC
	1.876%, 04/07/24	EUR	8,758	9,176,398
	0.900%, 07/03/24	EUR	3,400	3,521,165
	3.279%, 09/19/27		600	553,373
	British Telecommunications PLC
	5.125%, 12/04/28		6,800	6,457,830
Ω	3.250%, 11/08/29		2,600	2,212,702
	Diageo Capital PLC
	2.125%, 04/29/32		6,055	4,547,716
	HSBC Holdings PLC
	0.875%, 09/06/24	EUR	7,520	7,744,815
	4.300%, 03/08/26		13,770	13,196,118
	4.950%, 03/31/30		12,700	11,682,298
#	6.100%, 01/14/42		4,500	4,327,250
	Lloyds Bank Corporate Markets PLC
	1.750%, 07/11/24	GBP	2,201	2,599,121
	2.375%, 04/09/26	EUR	5,000	5,088,881
	Lloyds Banking Group PLC
	3.750%, 01/11/27		4,250	3,907,546
	4.375%, 03/22/28		7,600	6,972,441
	London Stock Exchange Group PLC
	0.875%, 09/19/24	EUR	3,170	3,261,884
	LSEGA Financing PLC
Ω	3.200%, 04/06/41		24,202	16,177,769
	Mead Johnson Nutrition Co.
	4.125%, 11/15/25		4,061	3,937,104
	Motability Operations Group PLC
	0.875%, 03/14/25	EUR	6,323	6,406,830
	Nationwide Building Society
Ω	3.900%, 07/21/25		4,600	4,420,245
	0.250%, 07/22/25	EUR	7,410	7,338,008
	2.000%, 04/28/27	EUR	6,400	6,273,610
	RELX Capital, Inc.
	4.750%, 05/20/32		4,033	3,695,145
	Vodafone Group PLC
	7.875%, 02/15/30		7,107	7,636,391
#	6.250%, 11/30/32		2,100	2,076,852

	TOTAL UNITED KINGDOM			231,989,737

		Face Amount^	Value†
		(000)
UNITED STATES — (36.2%)
3M Co.
# 2.875%, 10/15/27		4,534	$4,085,703
5.700%, 03/15/37		3,500	3,368,429
Abbott Laboratories
2.950%, 03/15/25		5,200	5,028,911
AbbVie, Inc.
3.600%, 05/14/25		300	290,223
4.500%, 05/14/35		1,000	873,601
4.300%, 05/14/36		5,000	4,246,038
Activision Blizzard, Inc.
3.400%, 06/15/27		4,965	4,622,673
Acuity Brands Lighting, Inc.
2.150%, 12/15/30		1,642	1,242,244
Advance Auto Parts, Inc.
# 3.900%, 04/15/30		2,459	1,994,046
# 3.500%, 03/15/32		6,300	4,671,521
AEP Texas, Inc.
4.700%, 05/15/32		20,000	17,751,737
Aetna, Inc.
3.500%, 11/15/24		4,959	4,833,977
6.750%, 12/15/37		8,500	8,559,144
Affiliated Managers Group, Inc.
3.500%, 08/01/25		3,410	3,256,083
3.300%, 06/15/30		21,400	17,717,892
Air Products & Chemicals, Inc.
2.700%, 05/15/40		400	259,526
Allegion PLC
3.500%, 10/01/29		10,000	8,581,141
Allstate Corp.
5.250%, 03/30/33		4,400	4,063,252
5.350%, 06/01/33		7,500	6,981,134
Altria Group, Inc.
1.700%, 06/15/25	EUR	10,000	10,170,269
3.400%, 05/06/30		10,700	8,948,699
2.450%, 02/04/32		27,231	19,871,689
3.400%, 02/04/41		6,000	3,676,807
4.250%, 08/09/42		400	273,780
4.500%, 05/02/43		9,100	6,423,757
Amazon.com, Inc.
1.500%, 06/03/30		6,900	5,377,853
2.100%, 05/12/31		29,294	23,091,626
2.875%, 05/12/41		11,000	7,384,420
Amcor Flexibles North America, Inc.
2.630%, 06/19/30		2,500	1,973,272
Amdocs Ltd.
2.538%, 06/15/30		2,000	1,573,934
American Electric Power Co., Inc.
4.300%, 12/01/28		200	185,985
American Express Co.
3.300%, 05/03/27		5,816	5,322,896

119

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
American Tower Corp.
0.450%, 01/15/27	EUR	9,800	$9,143,693
2.700%, 04/15/31		300	231,960
2.300%, 09/15/31		12,575	9,273,711
4.050%, 03/15/32		3,125	2,621,818
American Water Capital Corp.
3.850%, 03/01/24		2,115	2,100,858
Ameriprise Financial, Inc.
# 4.500%, 05/13/32		8,600	7,737,138
Amgen, Inc.
# 2.300%, 02/25/31		3,400	2,658,104
2.000%, 01/15/32		9,200	6,807,535
3.350%, 02/22/32		14,200	11,694,438
3.150%, 02/21/40		26,545	17,777,735
2.800%, 08/15/41		26,250	16,237,407
Analog Devices, Inc.
3.450%, 06/15/27		5,531	5,150,281
2.800%, 10/01/41		1,800	1,141,647
Aon Corp.
4.500%, 12/15/28		2,300	2,153,294
3.750%, 05/02/29		300	268,218
2.800%, 05/15/30		13,400	10,934,495
Aon Global Ltd.
3.500%, 06/14/24		8,747	8,611,209
Apple, Inc.
2.375%, 02/08/41		4,000	2,552,099
3.850%, 05/04/43		3,500	2,706,869
Applied Materials, Inc.
# 3.300%, 04/01/27		10,495	9,785,034
5.850%, 06/15/41		400	385,833
Arizona Public Service Co.
3.150%, 05/15/25		9,580	9,189,342
2.600%, 08/15/29		4,846	4,108,437
2.200%, 12/15/31		31,150	23,027,741
5.050%, 09/01/41		400	323,721
Arrow Electronics, Inc.
3.875%, 01/12/28		11,938	10,793,400
Assurant, Inc.
2.650%, 01/15/32		4,000	2,882,040
Assured Guaranty U.S. Holdings, Inc.
3.150%, 06/15/31		4,600	3,721,880
AT&T, Inc.
2.550%, 12/01/33		18,868	13,541,572
3.500%, 06/01/41		30,700	20,524,163
4.300%, 12/15/42		3,000	2,221,390
Autodesk, Inc.
4.375%, 06/15/25		3,015	2,946,983
3.500%, 06/15/27		10,809	9,994,651
2.400%, 12/15/31		400	307,289
Automatic Data Processing, Inc.
1.250%, 09/01/30		4,457	3,389,083

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
AutoZone, Inc.
3.250%, 04/15/25		5,203	$5,012,285
Avnet, Inc.
4.625%, 04/15/26		4,760	4,562,347
3.000%, 05/15/31		17,500	13,246,197
5.500%, 06/01/32		13,180	11,768,291
AXIS Specialty Finance PLC
4.000%, 12/06/27		19,920	18,273,529
Baker Hughes Holdings LLC
5.125%, 09/15/40		2,677	2,329,960
Bank of America Corp.
2.300%, 07/25/25	GBP	2,610	2,987,179
5.875%, 02/07/42		31,300	29,335,514
Bank of New York Mellon Corp.
1.600%, 04/24/25		14,050	13,180,747
Berkshire Hathaway Finance Corp.
1.850%, 03/12/30		27,500	22,056,563
1.450%, 10/15/30		77,803	59,544,782
5.750%, 01/15/40		9,600	9,465,346
# 4.400%, 05/15/42		725	599,284
4.300%, 05/15/43		1,900	1,531,558
Berkshire Hathaway, Inc.
3.125%, 03/15/26		9,500	9,059,665
# 4.500%, 02/11/43		3,500	2,936,569
Best Buy Co., Inc.
4.450%, 10/01/28		18,793	17,569,727
1.950%, 10/01/30		12,200	9,299,534
Biogen, Inc.
4.050%, 09/15/25		4,070	3,927,672
2.250%, 05/01/30		19,587	15,383,081
Black Hills Corp.
2.500%, 06/15/30		2,250	1,759,983
4.350%, 05/01/33		5,728	4,752,236
BlackRock, Inc.
3.250%, 04/30/29		2,993	2,671,871
2.400%, 04/30/30		33,433	27,430,994
1.900%, 01/28/31		52,957	40,847,907
Boardwalk Pipelines LP
3.600%, 09/01/32		9,310	7,379,567
Boeing Co.
2.500%, 03/01/25		6,399	6,101,763
3.200%, 03/01/29		4,600	3,974,754
2.950%, 02/01/30		5,400	4,459,407
3.600%, 05/01/34		2,000	1,559,141
3.250%, 02/01/35		2,463	1,821,092
3.550%, 03/01/38		2,550	1,791,469
Booking Holdings, Inc.
2.375%, 09/23/24	EUR	8,900	9,271,749
4.000%, 11/15/26	EUR	1,900	2,025,871

120

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	1.800%, 03/03/27	EUR	700	$692,076
	4.625%, 04/13/30		4,610	4,295,043
Boston Properties LP
	6.500%, 01/15/34		800	730,502
Boston Scientific Corp.
	4.550%, 03/01/39		1,264	1,046,358
Brighthouse Financial, Inc.
#	5.625%, 05/15/30		3,000	2,749,105
Bristol-Myers Squibb Co.
	4.125%, 06/15/39		19,900	15,803,880
	2.350%, 11/13/40		400	240,096
	3.550%, 03/15/42		800	567,027
Brixmor Operating Partnership LP
	4.050%, 07/01/30		5,600	4,781,036
	2.500%, 08/16/31		1,850	1,360,329
Broadcom, Inc.
#	4.300%, 11/15/32		31,000	26,380,954
Ω	2.600%, 02/15/33		200	145,109
Ω	3.419%, 04/15/33		200	155,505
Ω	3.469%, 04/15/34		5,000	3,809,698
Ω	3.137%, 11/15/35		17,502	12,345,855
Ω	4.926%, 05/15/37		1,000	833,423
Ω	3.500%, 02/15/41		8,150	5,420,421
Brown & Brown, Inc.
	4.200%, 09/15/24		4,660	4,579,261
	2.375%, 03/15/31		3,000	2,250,143
Bunge Ltd. Finance Corp.
	3.750%, 09/25/27		14,600	13,503,493
Burlington Northern Santa Fe LLC
	6.150%, 05/01/37		800	804,680
	5.750%, 05/01/40		400	381,291
	5.050%, 03/01/41		400	348,271
	5.400%, 06/01/41		400	362,949
	4.950%, 09/15/41		400	344,197
	4.400%, 03/15/42		400	317,114
	5.150%, 09/01/43		400	348,004
Campbell Soup Co.
#	4.150%, 03/15/28		1,299	1,210,147
Capital One Financial Corp.
#	3.750%, 04/24/24		4,607	4,546,713
	3.200%, 02/05/25		2,300	2,199,025
	3.750%, 03/09/27		12,365	11,165,722
	3.800%, 01/31/28		3,600	3,173,689
Carrier Global Corp.
	2.700%, 02/15/31		2,100	1,658,554
Caterpillar, Inc.
	3.803%, 08/15/42		800	604,343
Cencora, Inc.
	2.800%, 05/15/30		29,884	24,567,218
CenterPoint Energy Resources Corp.
#	4.000%, 04/01/28		4,478	4,189,910

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Charles Schwab Corp.
3.000%, 03/10/25		12,777	$12,241,736
3.625%, 04/01/25		5,758	5,553,490
1.950%, 12/01/31		700	498,179
# 2.900%, 03/03/32		14,300	10,924,966
Chevron Corp.
1.554%, 05/11/25		3,254	3,069,894
Choice Hotels International, Inc.
3.700%, 12/01/29		2,750	2,252,214
Chubb Corp.
6.000%, 05/11/37		400	395,817
6.500%, 05/15/38		400	413,244
Chubb INA Holdings, Inc.
3.350%, 05/15/24		4,320	4,259,638
Cigna Group
3.500%, 06/15/24		1,792	1,764,430
3.400%, 03/01/27		10,566	9,794,456
2.400%, 03/15/30		567	457,408
2.375%, 03/15/31		18,767	14,616,100
4.800%, 08/15/38		37,897	32,101,676
3.200%, 03/15/40		15,445	10,470,669
Cincinnati Financial Corp.
6.920%, 05/15/28		3,000	3,114,454
Cisco Systems, Inc.
5.900%, 02/15/39		750	745,873
Citigroup, Inc.
2.375%, 05/22/24	EUR	1,175	1,231,392
1.750%, 01/28/25	EUR	4,200	4,312,896
2.125%, 09/10/26	EUR	4,900	4,920,251
8.125%, 07/15/39		15,697	17,698,921
5.875%, 01/30/42		10,125	9,382,542
Clorox Co.
# 3.900%, 05/15/28		11,312	10,406,119
CME Group, Inc.
5.300%, 09/15/43		2,600	2,412,394
CMS Energy Corp.
3.600%, 11/15/25		3,163	3,004,384
CNA Financial Corp.
4.500%, 03/01/26		13,822	13,367,817
3.900%, 05/01/29		850	760,408
5.500%, 06/15/33		5,000	4,587,473
CNO Financial Group, Inc.
5.250%, 05/30/29		4,800	4,429,216
Coca-Cola Co.
2.900%, 05/25/27		535	493,452
2.875%, 05/05/41		400	268,947
Comcast Corp.
4.250%, 01/15/33		21,467	18,776,130
7.050%, 03/15/33		14,000	14,885,252
6.500%, 11/15/35		400	408,553
3.200%, 07/15/36		400	295,219
3.900%, 03/01/38		1,200	930,848
4.600%, 10/15/38		800	664,605

121

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
	UNITED STATES — (Continued)
	6.550%, 07/01/39	400	$399,233
	3.250%, 11/01/39	2,200	1,517,085
	3.750%, 04/01/40	15,100	11,096,869
	Conagra Brands, Inc.
	4.850%, 11/01/28	170	159,732
	5.300%, 11/01/38	34,100	28,545,167
	ConocoPhillips
	5.900%, 05/15/38	400	386,661
	6.500%, 02/01/39	800	826,233
	Consolidated Edison Co. of New York, Inc.
	3.300%, 12/01/24	1,280	1,244,321
	5.300%, 03/01/35	400	363,151
	6.750%, 04/01/38	400	412,760
	5.500%, 12/01/39	400	353,758
	5.700%, 06/15/40	400	358,907
	4.200%, 03/15/42	1,174	875,451
	3.950%, 03/01/43	400	286,887
	Constellation Brands, Inc.
	3.600%, 02/15/28	2,455	2,245,409
	3.150%, 08/01/29	6,200	5,353,317
	Constellation Energy Generation LLC
	6.250%, 10/01/39	1,289	1,194,827
	5.750%, 10/01/41	2,300	2,001,926
	Corebridge Financial, Inc.
	4.350%, 04/05/42	400	290,022
	Costco Wholesale Corp.
	1.600%, 04/20/30	24,100	19,051,729
	Cox Communications, Inc.
Ω	3.850%, 02/01/25	6,790	6,591,771
Ω	4.800%, 02/01/35	8,981	7,564,134
	Crown Castle, Inc.
	2.100%, 04/01/31	300	222,056
	2.900%, 04/01/41	19,205	11,579,895
	CSX Corp.
	4.750%, 05/30/42	400	327,730
	CVS Health Corp.
	3.375%, 08/12/24	10,857	10,637,019
	3.250%, 08/15/29	3,000	2,592,094
	4.125%, 04/01/40	12,694	9,402,099
	2.700%, 08/21/40	4,600	2,785,571
	Deere & Co.
	3.900%, 06/09/42	400	313,213
	Dell International LLC/EMC Corp.
	3.375%, 12/15/41	5,000	3,220,975
	Devon Energy Corp.
#	5.600%, 07/15/41	9,858	8,368,311
	4.750%, 05/15/42	400	304,960
	DH Europe Finance II SARL
	3.250%, 11/15/39	400	285,835

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Dick’s Sporting Goods, Inc.
#	3.150%, 01/15/32		9,525	$7,188,061
	Discover Bank
	4.650%, 09/13/28		560	492,163
	Discovery Communications LLC
	3.900%, 11/15/24		4,796	4,666,284
	3.450%, 03/15/25		4,209	4,048,291
	Dollar Tree, Inc.
	4.200%, 05/15/28		17,841	16,427,550
	Dow Chemical Co.
	5.250%, 11/15/41		400	335,847
	4.375%, 11/15/42		2,116	1,571,768
	Duke Energy Corp.
	3.750%, 04/15/24		3,205	3,173,630
	2.550%, 06/15/31		300	231,272
	3.300%, 06/15/41		25,250	16,511,103
	Duquesne Light Holdings, Inc.
Ω	2.532%, 10/01/30		1,500	1,136,520
Ω	2.775%, 01/07/32		641	462,240
	Eagle Materials, Inc.
	2.500%, 07/01/31		3,400	2,592,260
	Eastman Chemical Co.
	3.800%, 03/15/25		8,127	7,857,710
	Eaton Corp.
	4.000%, 11/02/32		8,105	7,081,853
	Eaton Vance Corp.
	3.500%, 04/06/27		9,662	8,927,082
	Ecolab, Inc.
	1.000%, 01/15/24	EUR	2,350	2,469,876
	5.500%, 12/08/41		1,000	915,128
	EIDP, Inc.
	2.300%, 07/15/30		1,600	1,276,424
	Elevance Health, Inc.
	3.500%, 08/15/24		3,786	3,711,795
	4.101%, 03/01/28		10,108	9,442,373
	5.950%, 12/15/34		11,300	11,005,650
	6.375%, 06/15/37		3,000	2,976,023
	4.625%, 05/15/42		400	320,721
	Emerson Electric Co.
	3.150%, 06/01/25		4,912	4,739,367
	Energy Transfer LP
	6.050%, 06/01/41		400	347,129
	Enterprise Products Operating LLC
	3.900%, 02/15/24		1,280	1,272,842
	6.875%, 03/01/33		1,400	1,475,103
	7.550%, 04/15/38		557	607,378
	6.125%, 10/15/39		4,800	4,647,235
	6.450%, 09/01/40		5,000	4,976,391
	5.700%, 02/15/42		1,200	1,101,001
	EOG Resources, Inc.
	4.375%, 04/15/30		2,200	2,037,187
	Equifax, Inc.
	3.100%, 05/15/30		200	164,189

122

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Equinix, Inc.
	3.200%, 11/18/29		2,500	$2,112,462
	2.500%, 05/15/31		5,700	4,351,636
	ERAC USA Finance LLC
Ω	3.850%, 11/15/24		6,590	6,446,941
	ERP Operating LP
	2.500%, 02/15/30		1,200	974,756
	Eversource Energy
	4.250%, 04/01/29		600	550,707
	Exelon Corp.
	3.400%, 04/15/26		5,711	5,414,620
	Experian Finance PLC
	1.375%, 06/25/26	EUR	2,000	1,972,934
	Extra Space Storage LP
	2.350%, 03/15/32		13,100	9,601,194
	Exxon Mobil Corp.
	2.995%, 08/16/39		2,600	1,809,579
	FedEx Corp.
	4.900%, 01/15/34		2,075	1,889,635
	3.900%, 02/01/35		2,800	2,254,522
	3.250%, 05/15/41		9,750	6,427,263
	Fidelity National Financial, Inc.
	3.400%, 06/15/30		19,454	16,015,190
	2.450%, 03/15/31		1,800	1,350,457
	Fidelity National Information Services, Inc.
	3.100%, 03/01/41		10,400	6,561,820
	First American Financial Corp.
	2.400%, 08/15/31		17,544	12,672,170
	Flex Ltd.
	4.875%, 06/15/29		2,040	1,865,429
	4.875%, 05/12/30		4,000	3,630,189
	Flowserve Corp.
	2.800%, 01/15/32		29,138	21,471,800
	FMR LLC
Ω	4.950%, 02/01/33		2,400	2,131,099
	Fortune Brands Innovations, Inc.
#	3.250%, 09/15/29		3,900	3,321,024
	4.000%, 03/25/32		8,200	6,796,207
	Fox Corp.
	5.476%, 01/25/39		2,000	1,654,923
	Franklin Resources, Inc.
	1.600%, 10/30/30		1,000	741,259
	GATX Corp.
	3.250%, 03/30/25		3,170	3,041,516
	3.250%, 09/15/26		7,349	6,802,212
	3.500%, 06/01/32		6,850	5,414,675
	GE Capital Funding LLC
#	4.550%, 05/15/32		2,144	1,925,930
	General Dynamics Corp.
	4.250%, 04/01/40		5,000	4,052,893
	2.850%, 06/01/41		400	262,408

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	General Motors Co.
	5.150%, 04/01/38		3,669	$2,951,131
	General Motors Financial Co., Inc.
	1.694%, 03/26/25	EUR	4,600	4,695,651
	5.250%, 03/01/26		11,336	11,048,134
	3.600%, 06/21/30		6,000	4,950,966
	3.100%, 01/12/32		8,400	6,387,588
	Georgia Power Co.
	3.250%, 04/01/26		1,435	1,354,560
	3.250%, 03/30/27		8,666	7,965,710
	4.300%, 03/15/42		400	306,056
	Georgia-Pacific LLC
	7.750%, 11/15/29		800	863,943
	Gilead Sciences, Inc.
	3.700%, 04/01/24		1,212	1,200,931
	5.250%, 10/15/33		400	378,909
	4.600%, 09/01/35		800	701,911
	4.000%, 09/01/36		4,050	3,299,536
	2.600%, 10/01/40		7,300	4,565,718
	5.650%, 12/01/41		10,300	9,524,741
	GlaxoSmithKline Capital, Inc.
	6.375%, 05/15/38		913	950,305
	Global Payments, Inc.
	4.450%, 06/01/28		6,820	6,278,977
	2.900%, 11/15/31		400	305,859
	Globe Life, Inc.
	4.800%, 06/15/32		10,000	8,968,072
	Goldman Sachs Group, Inc.
	4.000%, 03/03/24		14,004	13,913,213
	0.125%, 08/19/24	EUR	2,900	2,976,307
	3.375%, 03/27/25	EUR	1,315	1,377,585
	3.750%, 05/22/25		6,213	5,987,995
	3.750%, 02/25/26		5,700	5,407,499
	1.625%, 07/27/26	EUR	5,000	4,970,521
	7.250%, 04/10/28	GBP	4,850	6,153,021
	2.600%, 02/07/30		4,600	3,693,240
	3.800%, 03/15/30		12,000	10,367,857
#	6.125%, 02/15/33		1,621	1,609,734
	6.250%, 02/01/41		4,350	4,211,328
	Halliburton Co.
	2.920%, 03/01/30		800	671,238
	4.850%, 11/15/35		400	351,945
	6.700%, 09/15/38		5,760	6,028,216
	7.450%, 09/15/39		2,200	2,399,184
	4.500%, 11/15/41		3,000	2,315,735
	Harley-Davidson, Inc.
#	3.500%, 07/28/25		5,193	4,938,542
	Health Care Service Corp. A Mutual Legal Reserve Co.
Ω	2.200%, 06/01/30		20,400	16,127,925

123

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Healthcare Realty Holdings LP
	2.000%, 03/15/31		2,800	$2,041,055
	Hess Corp.
#	5.600%, 02/15/41		15,000	13,927,694
	Home Depot, Inc.
	5.875%, 12/16/36		15,888	15,734,132
	3.300%, 04/15/40		1,600	1,131,236
	5.400%, 09/15/40		5,600	5,119,458
	5.950%, 04/01/41		1,200	1,163,614
	Honeywell International, Inc.
Δ	0.000%, 03/10/24	EUR	2,700	2,814,109
	4.500%, 01/15/34		400	359,468
	5.700%, 03/15/37		400	390,240
	5.375%, 03/01/41		670	618,966
	HP, Inc.
	2.650%, 06/17/31		1,000	763,156
#	6.000%, 09/15/41		11,400	10,323,741
	HSBC USA, Inc.
	3.500%, 06/23/24		23,674	23,246,487
	Humana, Inc.
	3.850%, 10/01/24		5,825	5,711,272
	Intel Corp.
#	4.000%, 12/15/32		600	523,222
	4.600%, 03/25/40		27,624	23,127,289
	2.800%, 08/12/41		23,576	14,757,675
	4.800%, 10/01/41		400	331,706
	5.625%, 02/10/43		3,100	2,838,524
	Intercontinental Exchange, Inc.
	3.750%, 12/01/25		11,500	11,048,625
	4.600%, 03/15/33		15,000	13,398,600
#	2.650%, 09/15/40		16,100	10,080,532
	International Business Machines Corp.
	3.300%, 01/27/27		25,954	24,127,645
	1.950%, 05/15/30		16,740	13,203,113
	4.150%, 05/15/39		8,300	6,515,824
	2.850%, 05/15/40		31,266	20,029,677
	4.000%, 06/20/42		3,400	2,528,131
	International Flavors & Fragrances, Inc.
Ω	3.268%, 11/15/40		12,000	7,297,601
	Interpublic Group of Cos., Inc.
	4.200%, 04/15/24		1,953	1,931,753
	4.750%, 03/30/30		375	341,975
	Interstate Power & Light Co.
	2.300%, 06/01/30		3,978	3,127,701
	Invitation Homes Operating Partnership LP
	2.000%, 08/15/31		3,000	2,160,084
	2.700%, 01/15/34		1,500	1,062,799

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
ITC Holdings Corp.
3.650%, 06/15/24		9,714	$9,559,748
J M Smucker Co.
3.500%, 03/15/25		3,600	3,484,504
4.250%, 03/15/35		10,700	8,722,857
Jabil, Inc.
3.600%, 01/15/30		23,950	20,342,226
3.000%, 01/15/31		15,033	11,909,228
Jackson Financial, Inc.
3.125%, 11/23/31		6,177	4,610,188
Janus Henderson U.S. Holdings, Inc.
4.875%, 08/01/25		9,046	8,827,351
Jefferies Financial Group, Inc.
2.625%, 10/15/31		20,514	15,124,071
2.750%, 10/15/32		6,280	4,547,742
John Deere Cash Management SARL
1.375%, 04/02/24	EUR	1,350	1,412,040
Johnson & Johnson
1.300%, 09/01/30		7,400	5,716,378
JPMorgan Chase & Co.
3.625%, 05/13/24		9,931	9,806,973
3.900%, 07/15/25		22,016	21,323,550
6.400%, 05/15/38		20,000	20,201,217
5.500%, 10/15/40		3,600	3,279,594
5.600%, 07/15/41		7,100	6,531,908
5.400%, 01/06/42		9,350	8,418,764
Juniper Networks, Inc.
3.750%, 08/15/29		3,600	3,160,026
2.000%, 12/10/30		5,000	3,673,388
Kellanova
3.400%, 11/15/27		5,300	4,808,396
7.450%, 04/01/31		6,159	6,530,837
Kemper Corp.
2.400%, 09/30/30		2,495	1,811,060
3.800%, 02/23/32		23,100	17,555,520
Kimco Realty OP LLC
2.250%, 12/01/31		10,200	7,463,172
Kinder Morgan Energy Partners LP
6.950%, 01/15/38		5,800	5,749,768
6.500%, 09/01/39		1,900	1,762,242
5.000%, 08/15/42		4,000	3,125,217
4.700%, 11/01/42		400	296,567
5.000%, 03/01/43		12,400	9,581,893
Kroger Co.
# 7.500%, 04/01/31		16,177	17,350,620
L3Harris Technologies, Inc.
3.950%, 05/28/24		2,469	2,441,510
Lazard Group LLC
4.500%, 09/19/28		17,626	16,229,671
4.375%, 03/11/29		400	363,122

124

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
Legg Mason, Inc.
	3.950%, 07/15/24		4,736	$4,671,198
	4.750%, 03/15/26		3,945	3,847,318
Liberty Mutual Group, Inc.
Ω	4.569%, 02/01/29		9,305	8,630,722
Ω	6.500%, 03/15/35		4,250	3,990,199
Lincoln National Corp.
	3.050%, 01/15/30		300	236,998
#	3.400%, 01/15/31		8,337	6,511,920
	3.400%, 03/01/32		23,378	17,523,437
	7.000%, 06/15/40		125	118,058
Lockheed Martin Corp.
	3.550%, 01/15/26		1,500	1,442,104
	3.600%, 03/01/35		671	547,649
	4.500%, 05/15/36		1,000	875,691
Loews Corp.
#	3.750%, 04/01/26		10,270	9,822,296
	6.000%, 02/01/35		5,000	4,923,564
Lowe’s Cos., Inc.
	2.800%, 09/15/41		25,000	15,184,952
LYB International Finance III LLC
	3.375%, 10/01/40		8,700	5,635,877
LyondellBasell Industries NV
	5.750%, 04/15/24		1,611	1,607,508
Marathon Petroleum Corp.
	3.625%, 09/15/24		6,891	6,739,008
	6.500%, 03/01/41		4,500	4,270,892
Marriott International, Inc.
	2.750%, 10/15/33		7,200	5,272,626
Mars, Inc.
Ω	1.625%, 07/16/32		8,150	5,825,305
Ω	3.600%, 04/01/34		400	327,737
Ω	3.875%, 04/01/39		800	612,922
Marsh & McLennan Cos., Inc.
	3.500%, 06/03/24		8,320	8,199,360
	2.375%, 12/15/31		2,561	1,959,924
Medtronic Global Holdings SCA
	0.250%, 07/02/25	EUR	2,400	2,387,719
	1.125%, 03/07/27	EUR	4,800	4,662,555
Medtronic, Inc.
	4.375%, 03/15/35		8,065	7,055,666
Merck & Co., Inc.
	3.400%, 03/07/29		8,884	8,032,094
	1.450%, 06/24/30		45,801	35,214,557
	3.900%, 03/07/39		400	317,615
	2.350%, 06/24/40		800	496,325
MetLife, Inc.
	5.375%, 07/15/33		5,000	4,675,568
	6.375%, 06/15/34		19,000	19,144,466
	5.700%, 06/15/35		7,200	6,833,375
	4.125%, 08/13/42		5,000	3,722,574

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Micron Technology, Inc.
#	4.663%, 02/15/30		330	$295,720
	2.703%, 04/15/32		2,650	1,967,470
	3.366%, 11/01/41		31,640	19,939,818
	Microsoft Corp.
	3.300%, 02/06/27		565	533,763
	Mohawk Industries, Inc.
#	3.625%, 05/15/30		1,971	1,690,785
	Molson Coors Beverage Co.
	1.250%, 07/15/24	EUR	2,000	2,071,371
	Morgan Stanley
	3.875%, 04/29/24		6,982	6,915,555
#	3.875%, 01/27/26		15,083	14,386,639
	3.625%, 01/20/27		8,004	7,438,948
	1.875%, 04/27/27	EUR	5,000	4,898,391
	7.250%, 04/01/32		14,996	16,002,588
	6.375%, 07/24/42		3,800	3,766,491
	Motorola Solutions, Inc.
	4.600%, 05/23/29		3,900	3,634,087
	2.300%, 11/15/30		25,444	19,447,639
	MPLX LP
	4.500%, 04/15/38		4,700	3,661,558
	Mylan, Inc.
	4.200%, 11/29/23		3,480	3,474,470
	National Fuel Gas Co.
	2.950%, 03/01/31		5,000	3,800,818
	National Rural Utilities Cooperative Finance Corp.
	8.000%, 03/01/32		2,708	2,993,463
	NetApp, Inc.
	3.300%, 09/29/24		3,451	3,360,837
	2.700%, 06/22/30		4,800	3,852,851
	NewMarket Corp.
	2.700%, 03/18/31		4,000	3,071,032
	Newmont Corp.
	5.875%, 04/01/35		400	386,052
	NIKE, Inc.
#	2.850%, 03/27/30		32,250	27,585,673
	Northern Trust Corp.
	1.950%, 05/01/30		21,470	16,638,166
	Nucor Corp.
	3.950%, 05/01/28		4,016	3,736,471
	3.125%, 04/01/32		7,340	5,929,836
	6.400%, 12/01/37		6,585	6,600,328
	Nuveen Finance LLC
Ω	4.125%, 11/01/24		2,348	2,291,007
	Oklahoma Gas & Electric Co.
	5.400%, 01/15/33		4,200	3,965,600
	Omnicom Group, Inc.
#	4.200%, 06/01/30		12,855	11,322,229

125

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	ONE Gas, Inc.
	4.250%, 09/01/32		4,700	$4,140,635
	Oracle Corp.
	3.250%, 11/15/27		29,993	27,154,431
	4.300%, 07/08/34		400	333,412
	3.900%, 05/15/35		800	630,097
	3.650%, 03/25/41		17,000	11,576,390
	Owens Corning
	3.875%, 06/01/30		9,226	7,959,141
	Parker-Hannifin Corp.
	3.300%, 11/21/24		3,093	3,008,374
	3.250%, 06/14/29		6,000	5,271,431
	Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	3.400%, 11/15/26		133	122,224
	PepsiCo, Inc.
	2.625%, 04/28/26	EUR	2,800	2,882,143
	4.875%, 11/01/40		400	353,751
	2.625%, 10/21/41		1,200	768,397
	Pfizer, Inc.
	4.000%, 12/15/36		400	332,984
	4.100%, 09/15/38		1,600	1,288,298
	3.900%, 03/15/39		6,600	5,167,167
	7.200%, 03/15/39		2,400	2,645,272
	2.550%, 05/28/40		2,000	1,269,638
	5.600%, 09/15/40		400	375,617
	Philip Morris International, Inc.
	0.625%, 11/08/24	EUR	774	790,203
	3.250%, 11/10/24		6,698	6,523,596
	3.375%, 08/15/29		6,000	5,222,184
	2.100%, 05/01/30		9,550	7,495,386
	5.375%, 02/15/33		1,000	923,897
	5.625%, 09/07/33		10,000	9,388,019
	6.375%, 05/16/38		13,000	12,868,026
	4.375%, 11/15/41		4,700	3,533,747
	4.500%, 03/20/42		400	305,976
	3.875%, 08/21/42		4,300	3,017,291
	Phillips 66
	2.150%, 12/15/30		400	309,011
	4.650%, 11/15/34		400	347,826
	5.875%, 05/01/42		800	746,484
	Plains All American Pipeline LP/PAA Finance Corp.
	5.150%, 06/01/42		5,000	3,791,725
	4.300%, 01/31/43		6,441	4,362,352
	PNC Bank NA
#	2.950%, 02/23/25		1,093	1,047,841
	3.250%, 06/01/25		4,680	4,471,855
	PPG Industries, Inc.
	1.875%, 06/01/25	EUR	2,125	2,172,667
	2.550%, 06/15/30		9,250	7,471,721
	PPL Capital Funding, Inc.
	3.100%, 05/15/26		5,000	4,673,808

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Precision Castparts Corp.
	3.250%, 06/15/25		26,684	$25,759,348
	3.900%, 01/15/43		4,000	2,970,053
	Primerica, Inc.
	2.800%, 11/19/31		15,500	11,951,476
	Principal Financial Group, Inc.
	3.400%, 05/15/25		2,300	2,208,355
	6.050%, 10/15/36		4,000	3,834,123
	Progress Energy, Inc.
	7.750%, 03/01/31		2,500	2,669,711
#	6.000%, 12/01/39		600	557,058
	Progressive Corp.
#	3.000%, 03/15/32		16,500	13,411,693
	Prologis Euro Finance LLC
	0.250%, 09/10/27	EUR	4,600	4,212,955
	Prologis LP
	3.000%, 06/02/26	EUR	6,700	6,881,880
	5.125%, 01/15/34		2,563	2,347,046
	Prudential Financial, Inc.
	3.000%, 03/10/40		9,850	6,536,549
	Public Service Enterprise Group, Inc.
	8.625%, 04/15/31		1,000	1,094,372
	PulteGroup, Inc.
	7.875%, 06/15/32		3,895	4,178,963
	6.375%, 05/15/33		11,000	10,696,664
	6.000%, 02/15/35		6,449	6,000,547
	QUALCOMM, Inc.
	1.650%, 05/20/32		10,643	7,763,398
	Quanta Services, Inc.
	2.900%, 10/01/30		302	237,807
	Quest Diagnostics, Inc.
	2.800%, 06/30/31		1,000	791,566
	Realty Income Corp.
	2.850%, 12/15/32		8,577	6,491,789
	1.800%, 03/15/33		1,800	1,225,040
	4.900%, 07/15/33		5,000	4,444,277
	Reinsurance Group of America, Inc.
	3.950%, 09/15/26		15,789	14,924,786
	3.900%, 05/15/29		4,725	4,168,710
	3.150%, 06/15/30		15,455	12,531,842
	Revvity, Inc.
	3.300%, 09/15/29		1,300	1,107,339
	Roche Holdings, Inc.
Ω	2.625%, 05/15/26		600	560,639
	Ross Stores, Inc.
	1.875%, 04/15/31		9,000	6,679,968
	Royalty Pharma PLC
	2.200%, 09/02/30		10,000	7,632,455
	3.300%, 09/02/40		63,117	39,884,322
	RTX Corp.
	4.450%, 11/16/38		1,200	956,926
	4.700%, 12/15/41		5,600	4,457,801

126

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	4.500%, 06/01/42		28,524	$22,134,107
	Salesforce, Inc.
	3.700%, 04/11/28		10,200	9,554,333
	2.700%, 07/15/41		1,600	1,028,891
	Sanofi SA
	3.625%, 06/19/28		10,600	9,913,841
	Schlumberger Finance BV
	1.375%, 10/28/26	EUR	9,750	9,590,198
	Schlumberger Investment SA
	2.650%, 06/26/30		7,452	6,168,223
	Sherwin-Williams Co.
	2.950%, 08/15/29		5,200	4,431,498
	Simon Property Group LP
	2.650%, 07/15/30		20,000	16,123,823
	2.200%, 02/01/31		13,548	10,251,061
	2.250%, 01/15/32		7,377	5,409,480
	5.500%, 03/08/33		5,400	5,018,120
	6.750%, 02/01/40		1,200	1,178,638
	4.750%, 03/15/42		400	308,024
	Southern California Edison Co.
	6.650%, 04/01/29		400	404,701
	Southern Power Co.
	5.150%, 09/15/41		3,000	2,464,578
	Southwest Gas Corp.
	3.700%, 04/01/28		2,900	2,640,937
	2.200%, 06/15/30		13,700	10,612,137
	Spirit Realty LP
	2.700%, 02/15/32		14,491	10,731,525
	Stanley Black & Decker, Inc.
	2.300%, 03/15/30		2,650	2,082,130
	5.200%, 09/01/40		400	337,267
	State Street Corp.
	3.550%, 08/18/25		1,854	1,780,264
	Steel Dynamics, Inc.
	3.250%, 01/15/31		19,725	16,308,747
	Stellantis Finance U.S., Inc.
Ω	2.691%, 09/15/31		11,500	8,697,821
	Stryker Corp.
	3.650%, 03/07/28		4,379	4,042,124
	Sutter Health
	3.161%, 08/15/40		2,000	1,345,048
	Tapestry, Inc.
	3.050%, 03/15/32		12,282	8,812,114
	Targa Resources Corp.
	4.200%, 02/01/33		3,000	2,486,587
	Target Corp.
	4.000%, 07/01/42		2,100	1,628,033
	TCI Communications, Inc.
	7.875%, 02/15/26		720	751,555
	Texas Instruments, Inc.
	3.875%, 03/15/39		7,290	5,794,428

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Textron, Inc.
2.450%, 03/15/31		14,820	$11,557,910
Thermo Fisher Scientific, Inc.
2.800%, 10/15/41		2,700	1,720,302
# 5.404%, 08/10/43		7,500	6,801,052
Travelers Cos., Inc.
6.250%, 06/15/37		1,335	1,351,417
5.350%, 11/01/40		1,200	1,091,218
Truist Financial Corp.
# 3.700%, 06/05/25		7,545	7,239,171
TWDC Enterprises 18 Corp.
4.375%, 08/16/41		10,000	7,846,944
U.S. Bancorp
0.850%, 06/07/24	EUR	800	827,722
Union Pacific Corp.
3.250%, 01/15/25		9,115	8,858,134
2.891%, 04/06/36		23,350	17,109,776
3.600%, 09/15/37		1,800	1,383,918
3.550%, 08/15/39		400	294,492
3.200%, 05/20/41		15,400	10,474,300
3.375%, 02/14/42		5,150	3,600,234
United Parcel Service, Inc.
6.200%, 01/15/38		400	409,439
# 4.875%, 11/15/40		1,020	893,734
UnitedHealth Group, Inc.
4.200%, 05/15/32		18,800	16,668,459
5.800%, 03/15/36		400	393,392
6.625%, 11/15/37		400	417,275
6.875%, 02/15/38		350	375,310
3.500%, 08/15/39		17,038	12,511,004
2.750%, 05/15/40		11,200	7,251,106
5.700%, 10/15/40		2,400	2,270,067
5.950%, 02/15/41		1,000	960,241
3.050%, 05/15/41		28,172	18,799,110
4.625%, 11/15/41		1,200	985,658
Unum Group
3.875%, 11/05/25		1,977	1,884,423
4.000%, 06/15/29		10,963	9,767,247
5.750%, 08/15/42		3,000	2,486,961
Utah Acquisition Sub, Inc.
3.950%, 06/15/26		17,367	16,267,466
Valero Energy Corp.
7.500%, 04/15/32		580	615,438
6.625%, 06/15/37		11,550	11,341,683
Ventas Realty LP
3.000%, 01/15/30		1,100	898,447
VeriSign, Inc.
2.700%, 06/15/31		5,106	3,943,164
Verizon Communications, Inc.
4.016%, 12/03/29		16,353	14,604,340
2.355%, 03/15/32		2,733	2,043,602
3.400%, 03/22/41		400	269,923
VF Corp.
# 2.950%, 04/23/30		6,516	5,103,390

127

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Viatris, Inc.
2.700%, 06/22/30		1,000	$768,022
3.850%, 06/22/40		10,000	6,223,909
Virginia Electric & Power Co.
6.000%, 01/15/36		1,300	1,252,352
8.875%, 11/15/38		2,000	2,410,529
Visa, Inc.
2.050%, 04/15/30		61,859	50,041,400
Voya Financial, Inc.
5.700%, 07/15/43		913	766,380
Walgreens Boots Alliance, Inc.
# 3.200%, 04/15/30		23,552	18,340,450
Walmart, Inc.
5.000%, 10/25/40		7,200	6,592,013
5.625%, 04/15/41		2,100	2,048,141
Walt Disney Co.
3.700%, 09/15/24		3,814	3,750,761
6.200%, 12/15/34		100	101,454
6.400%, 12/15/35		3,000	3,054,527
4.625%, 03/23/40		6,500	5,463,764
3.500%, 05/13/40		24,596	17,680,670
6.150%, 02/15/41		400	387,633
5.400%, 10/01/43		2,000	1,782,993
WEC Energy Group, Inc.
3.550%, 06/15/25		1,757	1,689,528
Wells Fargo & Co.
0.500%, 04/26/24	EUR	15,349	15,957,704
2.125%, 06/04/24	EUR	6,240	6,521,533
3.000%, 02/19/25		4,264	4,101,583
1.625%, 06/02/25	EUR	3,400	3,450,416
2.000%, 07/28/25	GBP	887	1,005,442
3.000%, 04/22/26		3,733	3,468,443
2.000%, 04/27/26	EUR	5,000	5,011,565
1.375%, 10/26/26	EUR	2,500	2,424,161
1.000%, 02/02/27	EUR	15,000	14,225,312
4.150%, 01/24/29		600	544,965
Welltower OP LLC
4.125%, 03/15/29		1,150	1,038,074
2.750%, 01/15/31		17,596	13,813,125
2.750%, 01/15/32		5,000	3,812,717
Westlake Corp.
3.375%, 06/15/30		11,785	9,796,121
WestRock MWV LLC
8.200%, 01/15/30		19,367	20,988,679
Weyerhaeuser Co.
7.375%, 03/15/32		813	857,651
Whirlpool Corp.
3.700%, 05/01/25		14,663	14,191,970
# 4.750%, 02/26/29		700	653,518
Williams Cos., Inc.
4.000%, 09/15/25		6,158	5,920,711
3.500%, 11/15/30		13,600	11,457,494
6.300%, 04/15/40		20,000	18,883,027

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
WP Carey, Inc.
2.400%, 02/01/31	2,300	$1,744,324
2.450%, 02/01/32	9,800	7,206,947
WRKCo, Inc.
4.200%, 06/01/32	1,470	1,281,939
3.000%, 06/15/33	19,705	15,054,410
Zoetis, Inc.
3.000%, 09/12/27	11,377	10,337,859

TOTAL UNITED STATES		3,784,295,235

TOTAL BONDS		5,706,480,827

U.S. TREASURY OBLIGATIONS — (26.0%)
U.S. Treasury Bonds
5.250%, 02/15/29	28,500	28,933,066
1.125%, 05/15/40	159,000	86,636,367
1.125%, 08/15/40	155,000	83,693,946
1.375%, 11/15/40	162,000	91,308,515
1.875%, 02/15/41	97,000	59,787,617
1.750%, 08/15/41	195,000	115,773,633
2.000%, 11/15/41	136,000	84,181,876
2.375%, 02/15/42	125,000	82,539,062
2.750%, 08/15/42	73,000	51,091,445
2.750%, 11/15/42	122,500	85,367,187
2.875%, 05/15/43	55,000	38,901,758
U.S. Treasury Notes
0.250%, 11/15/23	85,000	84,835,098
0.500%, 11/30/23	100,000	99,613,656
2.125%, 11/30/23	90,000	89,765,065
2.875%, 11/30/23	25,000	24,949,198
# 0.125%, 12/15/23	85,000	84,461,771
0.750%, 12/31/23	104,000	103,203,020
2.625%, 12/31/23	20,000	19,906,216
0.125%, 01/15/24	75,000	74,200,195
0.875%, 01/31/24	100,000	98,882,812
0.125%, 02/15/24	105,000	103,404,492
2.750%, 02/15/24	25,000	24,804,688
1.500%, 02/29/24	65,000	64,162,110
2.125%, 02/29/24	20,000	19,779,688
2.125%, 03/31/24	50,000	49,318,360
0.375%, 04/15/24	60,000	58,640,625
2.500%, 04/30/24	50,000	49,263,672
0.250%, 05/15/24	62,000	60,275,625
2.000%, 05/31/24	50,000	49,003,906
2.500%, 05/31/24	30,000	29,482,031
# 0.250%, 06/15/24	82,000	79,386,250
1.500%, 01/31/27	59,500	53,508,164
2.250%, 02/15/27	60,000	55,249,219
2.375%, 05/15/27	91,200	83,804,250
2.250%, 08/15/27	40,000	36,384,375
2.250%, 11/15/27	39,018	35,294,796
2.750%, 02/15/28	47,000	43,184,922
1.125%, 02/29/28	54,000	46,195,313
1.250%, 03/31/28	15,000	12,863,086

128

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
	1.250%, 04/30/28	40,000	$34,223,438
	2.875%, 05/15/28	69,000	63,461,133
	2.875%, 08/15/28	90,000	82,381,640
	3.125%, 11/15/28	75,000	69,155,273
	2.625%, 02/15/29	25,000	22,384,766
	2.375%, 03/31/29	10,000	8,803,906

TOTAL U.S. TREASURY OBLIGATIONS			2,722,447,231

COMMERCIAL PAPER — (0.5%)
AUSTRALIA — (0.5%)
Australia & New Zealand Banking Group Ltd.
Ω	5.560%, 02/22/24	25,000	24,565,486
WESTPAC BANKING CORP.
Ω	5.610%, 03/13/24	25,000	24,495,180

TOTAL AUSTRALIA			49,060,666

TOTAL COMMERCIAL PAPER
	(Cost $49,045,549)		49,060,666

		Face Amount^	Value†
		(000)
FOREIGN SOVEREIGN OBLIGATIONS — (0.1%)
UNITED KINGDOM — (0.1%)
U.K. Treasury Bills
5.617%, 02/05/24	GBP	5,000	$5,993,230

TOTAL INVESTMENT SECURITIES
	(Cost $11,415,782,487)		10,023,295,354

		Shares
SECURITIES LENDING COLLATERAL — (4.2%)
@§ The DFA Short Term Investment Fund		37,796,601	437,193,284

TOTAL INVESTMENTS — (100.0%)
	(Cost $11,852,978,477)		$10,460,488,638

As of October 31, 2023, DFA Investment Grade Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	26,822,978	NZD	45,440,486	Barclays Capital	11/06/23	$348,969
USD	43,858,279	GBP	35,746,850	Barclays Capital	11/22/23	404,803
EUR	2,255,549	USD	2,379,995	HSBC Bank	12/22/23	12,205
EUR	2,683,404	USD	2,837,759	UBS AG	01/02/24	10,072
USD	38,148,204	CAD	52,205,878	State Street Bank and Trust	01/03/24	457,751
USD	77,322,989	EUR	72,795,413	Barclays Capital	01/09/24	43,289
USD	114,553,357	EUR	107,577,828	State Street Bank and Trust	01/10/24	343,591
USD	88,070,559	EUR	82,507,074	Societe Generale	01/23/24	427,112

Total Appreciation						$2,047,792
USD	118,238,442	AUD	187,451,109	Societe Generale	11/27/23	$(767,916)
USD	144,593,506	EUR	136,803,970	Bank of America Corp.	12/22/23	(498,624)
EUR	7,512,352	USD	7,973,356	Citibank, N.A.	12/22/23	(5,875)
USD	126,016,693	EUR	119,069,803	State Street Bank and Trust	12/27/23	(304,250)
USD	136,585,354	EUR	129,826,224	State Street Bank and Trust	01/02/24	(1,196,009)
EUR	2,646,055	USD	2,816,094	State Street Bank and Trust	01/02/24	(7,901)
USD	73,538,136	EUR	69,312,382	Morgan Stanley and Co. International	01/05/24	(31,063)
USD	34,311,261	DKK	241,719,100	Morgan Stanley and Co. International	01/16/24	(107,612)
USD	56,899,364	EUR	53,667,902	HSBC Bank	01/18/24	(97,053)
USD	121,604,608	GBP	100,261,914	State Street Bank and Trust	01/18/24	$(336,778)

Total (Depreciation)						$(3,353,081)

Total Appreciation (Depreciation)						$(1,305,289)

129

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,539,313,400	—	$1,539,313,400
Bonds
Australia	—	156,641,558	—	156,641,558
Austria	—	4,097,049	—	4,097,049
Belgium	—	82,818,395	—	82,818,395
Canada	—	324,680,426	—	324,680,426
Denmark	—	40,357,700	—	40,357,700
Finland	—	34,288,042	—	34,288,042
France	—	160,918,565	—	160,918,565
Germany	—	223,276,450	—	223,276,450
Hong Kong	—	5,701,841	—	5,701,841
Ireland	—	2,010,711	—	2,010,711
Italy	—	36,659,735	—	36,659,735
Japan	—	169,861,717	—	169,861,717
Luxembourg	—	2,151,080	—	2,151,080
Netherlands	—	60,386,289	—	60,386,289
New Zealand	—	26,529,499	—	26,529,499
Norway	—	30,819,443	—	30,819,443
Spain	—	113,179,401	—	113,179,401
Supranational Organization Obligations	—	117,144,239	—	117,144,239
Sweden	—	67,159,991	—	67,159,991
Switzerland	—	31,513,724	—	31,513,724
United Kingdom	—	231,989,737	—	231,989,737
United States	—	3,784,295,235	—	3,784,295,235
U.S. Treasury Obligations	—	2,722,447,231	—	2,722,447,231
Commercial Paper	—	49,060,666	—	49,060,666
Foreign Sovereign Obligations	—	5,993,230	—	5,993,230
Securities Lending Collateral	—	437,193,284	—	437,193,284
Forward Currency Contracts**	—	(1,305,289)	—	(1,305,289)

TOTAL	—	$10,459,183,349	—	$10,459,183,349

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

130

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Face Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (19.5%)
U.S. Treasury Inflation-Indexed Notes
0.625%, 01/15/24	80,688	$79,963,179
0.500%, 04/15/24	82,139	80,754,467
0.125%, 07/15/24	81,055	79,179,773
0.125%, 10/15/24	74,531	72,312,158
0.250%, 01/15/25	2,447	2,355,906
0.625%, 01/15/26	14,211	13,518,642

TOTAL U.S. TREASURY OBLIGATIONS		328,084,125

	Shares
AFFILIATED INVESTMENT COMPANIES — (80.4%)
DFA Intermediate Government Fixed Income Portfolio DFA Investment Dimensions Group Inc.	81,162,223	844,087,116
DFA Two-Year Global Fixed Income Portfolio DFA Investment Dimensions Group, Inc.	52,109,424	508,587,982

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES Cost ($1,522,837,762)		1,352,675,098

TOTAL INVESTMENT SECURITIES (Cost $1,854,526,892)		1,680,759,223

TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund 5.300%	1,392,877	1,392,877

SECURITIES LENDING COLLATERAL — (0.0%)
@§ The DFA Short Term Investment Fund	1	12

TOTAL INVESTMENTS — (100.0%) (Cost $1,855,919,781)		$1,682,152,112

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$328,084,125	—	$328,084,125
Affiliated Investment Companies	$1,352,675,098	—	—	1,352,675,098
Temporary Cash Investments	1,392,877	—	—	1,392,877
Securities Lending Collateral	—	12	—	12

TOTAL	$1,354,067,975	$328,084,137	—	$1,682,152,112

See accompanying Notes to Financial Statements.

131

DFA LTIP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Face Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (100.0%)
U.S. Treasury Inflation-Indexed Bonds
0.250%, 02/15/50	158,709	$88,009,326
0.125%, 02/15/51	168,213	88,022,715
0.125%, 02/15/52	170,455	88,117,326
1.500%, 02/15/53	48,675	38,107,863

TOTAL U.S. TREASURY OBLIGATIONS Cost ($503,964,685)		302,257,230

TOTAL INVESTMENTS — (100.0%) (Cost $503,964,685)		$302,257,230

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$302,257,230	—	$302,257,230

TOTAL	—	$302,257,230	—	$302,257,230

See accompanying Notes to Financial Statements.

132

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Face Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (99.9%)
Treasury Inflation Protected Security
0.375%, 07/15/27	458,684	$424,188,841
0.500%, 01/15/28	284,500	261,075,577
0.750%, 07/15/28	105,175	97,293,658
0.875%, 01/15/29	460,500	512,115,335
0.250%, 07/15/29	151,815	134,355,077
0.125%, 01/15/30	243,407	210,137,930
0.125%, 07/15/30	71,839	61,541,079
0.125%, 01/15/31	147,409	124,338,704
0.125%, 07/15/31	101,938	85,313,287
0.125%, 01/15/32	203,767	167,964,601
U.S. Treasury Inflation-Indexed Bonds
1.750%, 01/15/28	412,786	398,967,613
3.625%, 04/15/28	445,081	464,472,160
2.500%, 01/15/29	482,564	481,928,057
3.875%, 04/15/29	442,091	471,465,352
3.375%, 04/15/32	294,876	312,380,783
2.125%, 02/15/40	410,467	383,476,376
2.125%, 02/15/41	372,622	347,232,391
0.750%, 02/15/42	139,933	101,064,942
0.625%, 02/15/43	72,102	49,854,880

TOTAL U.S. TREASURY OBLIGATIONS Cost ($5,919,525,780)		5,089,166,643

	Shares
TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund 5.300%	2,821,050	2,821,050

TOTAL INVESTMENTS — (100.0%) (Cost $5,922,346,830)		$5,091,987,693

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$5,089,166,643	—	$5,089,166,643
Temporary Cash Investments	$2,821,050	—	—	2,821,050

TOTAL	$2,821,050	$5,089,166,643	—	$5,091,987,693

See accompanying Notes to Financial Statements.

133

DFA SHORT-DURATION REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face Amount^	Value†
			(000)
BONDS — (73.9%)
AUSTRALIA — (3.0%)
APA Infrastructure Ltd
Ω	4.200%, 03/23/25		6,300	$6,132,704
ASB Bank Ltd.
	0.750%, 03/13/24	EUR	1,438	1,502,733
Bank of New Zealand
Ω	3.500%, 02/20/24		2,665	2,644,699
BHP Billiton Finance Ltd.
	3.000%, 05/29/24	EUR	1,600	1,681,421
Commonwealth Bank of Australia, Floating Rate Note,
(r)	SOFR + 0.740%, FRN, 6.084%, 03/14/25		2,500	2,507,275
(r)Ω	SOFR + 0.520%, FRN,
	5.864%, 06/15/26		1,050	1,046,367
(r)	3M Swap + 1.020%, FRN, 5.170%, 08/18/27	AUD	2,500	1,594,163
(r)	3M Swap + 0.950%, FRN, 5.112%, 08/17/28	AUD	2,500	1,585,363
Glencore Funding LLC
Ω	4.625%, 04/29/24		9,283	9,212,018
Ω	1.625%, 04/27/26		2,300	2,071,661
Ω	4.000%, 03/27/27		2,000	1,865,231
National Australia Bank Ltd., Floating Rate Note,
(r)Ω	SOFR + 0.760%, FRN, 6.101%, 05/13/25		2,670	2,677,873
(r)	3M Swap + 0.780%, FRN, 4.948%, 05/12/26	AUD	1,151	730,127
Stockland Trust
	1.625%, 04/27/26	EUR	750	738,338
Suncorp-Metway Ltd., Floating Rate Note, 3M Swap + 0.930%, FRN
(r)	5.072%, 08/22/25	AUD	1,200	762,482
Telstra Group Ltd.
	3.125%, 04/07/25		192	185,127
Westpac Banking Corp.
	4.125%, 06/04/26	AUD	500	307,764
Westpac Banking Corp., Floating Rate Note, 3M Swap + 0.690%, FRN
(r)	4.809%, 03/17/25	AUD	6,500	4,127,865
Westpac Securities NZ Ltd.
	1.099%, 03/24/26	EUR	15,070	14,787,763

TOTAL AUSTRALIA				56,160,974

			Face Amount^	Value†
			(000)
	AUSTRIA — (0.1%)
	HYPO NOE Landesbank fuer Niederoesterreich und Wien AG
	1.375%, 04/14/25	EUR	1,600	1,615,287

	BELGIUM — (0.9%)
	Belfius Bank SA
	0.010%, 10/15/25	EUR	2,500	$2,449,105
	Dexia Credit Local SA
	1.625%, 12/08/23	GBP	1,700	2,058,123
Δ	0.000%, 05/29/24	EUR	3,800	3,931,045
	0.500%, 01/17/25	EUR	5,000	5,086,817
	Groupe Bruxelles Lambert NV
	1.375%, 05/23/24	EUR	400	416,681
	1.875%, 06/19/25	EUR	1,000	1,023,345
	Solvay Finance America LLC
Ω	4.450%, 12/03/25		2,000	1,997,169

	TOTAL BELGIUM			16,962,285

	CANADA — (8.6%)
	Alimentation Couche-Tard, Inc.
	3.056%, 07/26/24	CAD	17,600	12,460,432
	Bank of Montreal
	2.850%, 03/06/24	CAD	11,750	8,393,910
	0.625%, 07/09/24		3,150	3,035,138
	2.280%, 07/29/24	CAD	7,750	5,453,921
	2.750%, 06/15/27	EUR	300	300,748
	Bank of Montreal, Floating Rate Note, SOFR + 0.465%, FRN
(r)	5.811%, 01/10/25		523	520,628
	Bank of Nova Scotia
	2.490%, 09/23/24	CAD	6,250	4,385,434
	Bank of Nova Scotia, Floating Rate Note,
(r)	SOFR + 0.460%, FRN, 5.806%, 01/10/25		825	821,462
(r)		SOFR + 1.090%, FRN, 6.434%, 06/12/25	11,850	11,884,729
	Bell Telephone Co. of Canada or Bell Canada
	2.700%, 02/27/24	CAD	10,850	7,747,373
	0.750%, 03/17/24		3,000	2,940,167
	Brookfield Finance, Inc.
	4.000%, 04/01/24		2,038	2,021,253
	Canada Government Bond
	1.500%, 05/01/24	CAD	5,900	4,180,353

134

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	CANADA — (Continued)
Canada Housing Trust No. 1
Ω	2.900%, 06/15/24	CAD	4,800	$3,414,810
	Canadian Imperial Bank of Commerce
	3.290%, 01/15/24	CAD	7,750	5,564,128
	2.350%, 08/28/24	CAD	2,250	1,580,135
	1.250%, 06/22/26		3,500	3,099,743
	Canadian Imperial Bank of Commerce, Floating Rate Note,
(r)	SOFR + 0.420%, FRN, 5.765%, 10/18/24		2,367	2,362,905
(r)	SOFR + 0.940%, FRN, 6.284%, 04/07/25		2,886	2,892,718
(r)	SOFR + 1.220%, FRN, 6.564%, 10/02/26		2,000	2,000,195
	Canadian Natural Resources Ltd.
	3.900%, 02/01/25		559	543,396
	2.050%, 07/15/25		555	518,297
	Canadian Pacific Railway Co.
	1.589%, 11/24/23	CAD	2,700	1,942,306
	CDP Financial, Inc., Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.741%, 05/19/25		7,300	7,300,641
	Emera U.S. Finance LP
	0.833%, 06/15/24		700	674,066
	Honda Canada Finance, Inc.
	2.500%, 06/04/24	CAD	1,500	1,062,553
	National Bank of Canada
	2.983%, 03/04/24	CAD	6,000	4,288,588
	2.545%, 07/12/24	CAD	6,000	4,234,851
	Province of Alberta Canada
	3.100%, 06/01/24	CAD	4,000	2,851,300
	Province of Ontario Canada
	0.500%, 12/15/23	GBP	100	120,835
	Province of Saskatchewan Canada
	3.200%, 06/03/24	CAD	8,000	5,705,888
	PSP Capital, Inc.
	3.290%, 04/04/24	CAD	5,000	3,577,321
	Rogers Communications, Inc.
	4.000%, 03/13/24	CAD	14,750	10,564,904
	Royal Bank of Canada
	2.352%, 07/02/24	CAD	7,500	5,292,374
	0.125%, 07/23/24	EUR	440	452,612
	2.609%, 11/01/24	CAD	6,250	4,374,437

			Face Amount^	Value†
			(000)
	CANADA — (Continued)
	Royal Bank of Canada, Floating Rate Note,
(r)	SOFR + 0.340%, FRN, 5.684%, 10/07/24		2,825	$2,816,916
(r)	SOFR + 0.570%, FRN, 5.915%, 04/27/26		4,583	4,539,430
	Toronto-Dominion Bank
	2.850%, 03/08/24	CAD	7,500	5,357,004
	0.375%, 04/25/24	EUR	2,000	2,078,841
	0.500%, 01/18/27	EUR	6,111	5,744,957
	2.875%, 04/05/27	GBP	1,500	1,656,941
	2.551%, 08/03/27	EUR	2,000	1,992,305

	TOTAL CANADA			162,750,945

	DENMARK — (0.3%)
	AP Moller - Maersk AS
	1.750%, 03/16/26	EUR	1,250	1,254,293
	Danske Bank AS
	0.625%, 05/26/25	EUR	4,660	4,669,004

	TOTAL DENMARK			5,923,297

	FINLAND — (0.3%)
	OP Corporate Bank PLC
	0.375%, 06/19/24	EUR	1,600	1,653,054
	0.250%, 03/24/26	EUR	1,624	1,569,343
	1.375%, 09/04/26	GBP	2,487	2,639,502

	TOTAL FINLAND			5,861,899

	FRANCE — (3.8%)
	Arval Service Lease SA
	0.875%, 02/17/25	EUR	400	404,111
	4.125%, 04/13/26	EUR	1,500	1,575,425
	Banque Federative du Credit Mutuel SA
	0.125%, 02/05/24	EUR	2,000	2,094,624
	0.010%, 03/07/25	EUR	12,000	12,007,237
	1.000%, 07/16/26	GBP	1,000	1,070,490
	1.250%, 05/26/27	EUR	1,000	958,065
	Banque Federative du Credit Mutuel SA, Floating Rate Note, SOFR + 1.400%, FRN
(r)Ω	6.745%, 07/13/26		870	872,201
	Banque Stellantis France SACA
	0.625%, 06/21/24	EUR	3,109	3,218,150
Δ	0.000%, 01/22/25	EUR	3,700	3,720,460
	BNP Paribas SA
	1.000%, 06/27/24	EUR	3,930	4,076,623
	BPCE SA
	1.000%, 07/15/24	EUR	2,100	2,174,913
Ω	2.375%, 01/14/25		12,700	12,076,966

135

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
FRANCE — (Continued)
Bpifrance SACA
	0.125%, 11/25/23	EUR	2,100	$2,216,300
Credit Agricole SA
	2.375%, 05/20/24	EUR	2,300	2,409,552
Ω	3.250%, 10/04/24		8,000	7,796,540
	1.375%, 05/03/27	EUR	1,200	1,165,442
LeasePlan Corp. NV
Ω	2.875%, 10/24/24		1,000	966,766
Societe Generale SA
Ω	2.625%, 10/16/24		1,700	1,640,733
#,Ω	2.625%, 01/22/25		9,420	8,971,359
	0.250%, 07/08/27	EUR	1,500	1,377,885
Unedic Asseo
	2.375%, 05/25/24	EUR	1,100	1,153,081

TOTAL FRANCE				71,946,923

GERMANY — (4.3%)
Bayer U.S. Finance II LLC
Ω	3.375%, 07/15/24		5,530	5,426,976
BMW US Capital LLC, Floating Rate Note, SOFR + 0.620%, FRN
(r)Ω	5.961%, 08/11/25		10,500	10,520,352
Daimler Truck Finance Canada, Inc.
	2.140%, 12/13/24	CAD	5,000	3,464,179
Daimler Truck Finance North America LLC, Floating Rate Note, SOFR + 0.750%, FRN
(r)Ω	6.093%, 12/13/24		1,750	1,747,726
Daimler Truck International Finance BV
	1.250%, 04/06/25	EUR	5,300	5,379,285
FMS Wertmanagement
	0.625%, 12/15/23	GBP	200	241,656
Fresenius Medical Care AG & Co. KGaA
	3.875%, 09/20/27	EUR	500	510,454
HOWOGE Wohnungsbaugesellschaft GmbH
Δ	0.000%, 11/01/24	EUR	3,500	3,530,004
Kreditanstalt fuer Wiederaufbau
	1.625%, 04/03/24	NOK	86,330	7,625,003
Landeskreditbank Baden-Wuerttemberg Foerderbank
	1.375%, 12/15/23	GBP	1,500	1,814,332
	4.250%, 08/07/25	AUD	4,200	2,625,901

			Face Amount^	Value†
			(000)
GERMANY — (Continued)
Landwirtschaftliche Rentenbank
	1.125%, 12/15/23	GBP	3,600	$4,353,302
Mercedes-Benz Finance Canada, Inc.
	2.970%, 03/13/24	CAD	6,000	4,286,339
Mercedes-Benz Finance North America LLC
Ω	3.650%, 02/22/24		1,209	1,200,523
Ω	1.450%, 03/02/26		1,998	1,813,770
Mercedes-Benz Finance North America LLC, Floating Rate Note,
(r)Ω	SOFR + 0.930%, FRN, 6.274%, 03/30/25		2,500	2,516,140
(r)Ω	SOFR + 0.570%, FRN, 5.915%, 08/01/25		3,850	3,855,646
Mercedes-Benz International Finance BV
Δ	0.000%, 02/08/24	EUR	2,000	2,093,045
NRW Bank
	1.050%, 03/31/26	AUD	580	333,731
Siemens Financieringsmaatschappij NV
	0.250%, 06/05/24	EUR	400	414,096
Δ	0.000%, 09/05/24	EUR	580	594,183
	1.000%, 02/20/25	GBP	500	574,847
Volkswagen Financial Services NV
	2.125%, 06/27/24	GBP	3,300	3,907,018
Volkswagen Group of America Finance LLC
Ω	2.850%, 09/26/24		500	485,365
Volkswagen Group of America Finance LLC, Floating Rate Note,
(r)Ω	SOFR + 0.950%, FRN, 6.293%, 06/07/24		1,450	1,452,736
(r)Ω	SOFR + 0.930%, FRN, 6.274%, 09/12/25		4,300	4,305,121
Volkswagen Leasing GmbH
	0.375%, 07/20/26	EUR	3,000	2,866,914
VW Credit Canada, Inc.
	2.850%, 09/26/24	CAD	4,900	3,442,950

TOTAL GERMANY				81,381,594

IRELAND — (0.8%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	3.500%, 01/15/25		3,000	2,892,815
	1.750%, 01/30/26		12,800	11,510,084

136

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	IRELAND — (Continued)
	4.450%, 04/03/26		150	$143,464
	GAS Networks Ireland
	0.125%, 12/04/24	EUR	800	809,912

	TOTAL IRELAND			15,356,275

	ITALY — (0.5%)
	Intesa Sanpaolo SpA
Ω	3.250%, 09/23/24		5,900	5,731,175
	Republic of Italy Government International Bonds
	2.375%, 10/17/24		3,961	3,825,098

	TOTAL ITALY			9,556,273

	JAPAN — (4.9%)
	American Honda Finance Corp.
	1.950%, 10/18/24	EUR	440	456,128
	American Honda Finance Corp., Floating Rate Note, SOFR + 0.790%, FRN
(r)	6.134%, 10/03/25		2,000	2,002,126
	Japan Bank for International Cooperation
	2.500%, 05/23/24		2,694	2,646,311
	Mitsubishi Corp.
	3.375%, 07/23/24		400	392,040
	Mitsubishi UFJ Financial Group, Inc.
	3.407%, 03/07/24		1,000	991,455
	0.978%, 06/09/24	EUR	960	996,629
	0.339%, 07/19/24	EUR	6,550	6,748,034
	2.193%, 02/25/25		8,500	8,076,945
	Mizuho Financial Group, Inc.
	0.118%, 09/06/24	EUR	1,750	1,791,074
	0.184%, 04/13/26	EUR	4,000	3,856,039
	1.631%, 04/08/27	EUR	9,574	9,288,124
	Nomura Holdings, Inc.
	2.648%, 01/16/25		600	573,030
	1.851%, 07/16/25		6,215	5,757,212
	1.653%, 07/14/26		5,528	4,875,851
	2.329%, 01/22/27		2,000	1,753,393
	NTT Finance Corp.
Ω	4.142%, 07/26/24		535	528,003
	0.010%, 03/03/25	EUR	2,050	2,059,110
	ORIX Corp.
	1.919%, 04/20/26	EUR	3,750	3,751,230
	Sumitomo Mitsui Financial Group, Inc.
	2.696%, 07/16/24		7,500	7,328,920
	0.934%, 10/11/24	EUR	800	821,313

			Face Amount^	Value†
			(000)
JAPAN — (Continued)
	1.546%, 06/15/26	EUR	7,580	$7,516,494
Sumitomo Mitsui Trust Bank Ltd.
Ω	0.850%, 03/25/24		600	587,894
Ω	2.550%, 03/10/25		3,200	3,053,765
Toyota Finance Australia Ltd.
	0.250%, 04/09/24	EUR	2,000	2,081,402
	2.004%, 10/21/24	EUR	970	1,005,498
	0.064%, 01/13/25	EUR	3,450	3,478,108
Toyota Motor Credit Corp.
	0.750%, 11/19/26	GBP	549	578,323
Toyota Motor Credit Corp., Floating Rate Note,
(r)	SOFR + 0.380%, FRN, 5.700%, 02/22/24		1,500	1,500,127
(r)	SOFR + 0.560%, FRN, 5.906%, 01/10/25		3,400	3,400,654
(r)	SOFR + 0.890%, FRN, 6.232%, 05/18/26		5,030	5,051,494

TOTAL JAPAN				92,946,726

NETHERLANDS — (0.8%)
Cooperatieve Rabobank UA
	0.625%, 02/27/24	EUR	6,000	6,278,513
Ω	2.625%, 07/22/24		1,000	976,521
de Volksbank NV
	0.010%, 09/16/24	EUR	1,900	1,938,620
ING Groep NV
	3.550%, 04/09/24		4,000	3,954,989
	1.125%, 02/14/25	EUR	1,000	1,018,208
Shell International Finance BV
	1.125%, 04/07/24	EUR	800	835,933

TOTAL NETHERLANDS				15,002,784

NEW ZEALAND — (0.9%)
New Zealand Government Bond
	0.500%, 05/15/24	NZD	31,000	17,572,959

NORWAY — (0.2%)
Kommunalbanken AS
	4.250%, 07/16/25	AUD	90	56,415
Kommunalbanken AS, Floating Rate Note, SOFR + 1.000%, FRN
(r)Ω	6.344%, 06/17/26		4,000	4,062,889
Telenor ASA
	2.625%, 12/06/24	EUR	500	520,702

TOTAL NORWAY				4,640,006

137

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	PORTUGAL — (0.1%)
	EDP Finance BV
Ω	3.625%, 07/15/24		2,500	2,452,257

	SPAIN — (1.7%)
	Autonomous Community of Madrid
	4.125%, 05/21/24	EUR	5,000	$5,287,549
	Banco Bilbao Vizcaya Argentaria SA
	1.750%, 11/26/25	EUR	8,300	8,384,134
	0.375%, 11/15/26	EUR	700	665,535
	3.375%, 09/20/27	EUR	3,000	3,091,077
	Banco Santander SA
	2.746%, 05/28/25		2,000	1,884,650
	1.849%, 03/25/26		1,000	893,393
	Santander Holdings USA, Inc.
	4.500%, 07/17/25		1,000	960,494
	3.244%, 10/05/26		6,000	5,388,595
	Telefonica Emisiones SA
#	4.103%, 03/08/27		7,200	6,739,169

	TOTAL SPAIN			33,294,596

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (2.7%)
	Asian Development Bank
	0.800%, 11/06/25	AUD	10,650	6,231,650
	Asian Infrastructure Investment Bank
	1.000%, 05/06/26	AUD	17,500	9,990,314
	Asian Infrastructure Investment Bank, Floating Rate Note, SOFR + 0.620%, FRN
(r)	5.961%, 08/16/27		2,000	2,006,636
	European Investment Bank
	0.875%, 12/15/23	GBP	1,600	1,934,116
	1.500%, 01/26/24	NOK	50,000	4,440,697
	Inter-American Development Bank
	1.250%, 12/15/23	GBP	1,100	1,330,309
	Inter-American Development Bank, Floating Rate Note, SOFR + 0.280%, FRN
(r)	5.625%, 04/12/27		16,900	16,867,578
	International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.430%, FRN
(r)	5.771%, 08/19/27		325	325,384
	International Finance Corp.
	1.250%, 12/15/23	GBP	890	1,076,350

			Face Amount^	Value†
			(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
	Nordic Investment Bank
	1.875%, 04/10/24	NOK	75,000	$6,627,234

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			50,830,268

	SWEDEN — (1.9%)
	Kommuninvest I Sverige AB
	1.000%, 11/13/23	SEK	10,000	895,019
	Lansforsakringar Bank AB
	0.125%, 02/19/25	EUR	1,500	1,502,000
	SBAB Bank AB
	1.875%, 12/10/25	EUR	2,200	2,226,048
	Skandinaviska Enskilda Banken AB
	4.000%, 11/09/26	EUR	1,750	1,837,984
	1.750%, 11/11/26	EUR	6,150	6,090,783
	Svensk Exportkredit AB, Floating Rate Note, SOFR + 1.000%, FRN
(r)	6.340%, 08/03/26		6,000	6,093,378
	Svenska Handelsbanken AB, Floating Rate Note,
(r)	SOFR + 0.910%, FRN, 6.254%, 06/10/25		4,424	4,435,573
(r)Ω	SOFR + 0.910%, FRN, 6.254%, 06/10/25		2,000	2,005,232
(r)Ω	SOFR + 1.250%, FRN, 6.594%, 06/15/26		5,585	5,629,049
	Swedbank AB
	0.250%, 10/09/24	EUR	1,200	1,225,128
	0.250%, 11/02/26	EUR	2,200	2,076,593
	1.300%, 02/17/27	EUR	1,000	953,295
	Vattenfall AB
	3.250%, 04/18/24	EUR	800	843,199

	TOTAL SWEDEN			35,813,281

	SWITZERLAND — (0.7%)
	ABB Finance BV
	0.625%, 03/31/24	EUR	480	500,805
	UBS AG
	0.010%, 03/31/26	EUR	4,410	4,210,566
	UBS Group AG
	4.125%, 09/24/25		3,000	2,871,136
	4.125%, 04/15/26		5,000	4,733,769
	1.250%, 09/01/26	EUR	580	562,319

	TOTAL SWITZERLAND			12,878,595

138

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (2.7%)
Barclays PLC
	3.125%, 01/17/24	GBP	322	$388,764
	4.375%, 01/12/26		11,400	10,881,601
BAT Capital Corp.
	3.222%, 08/15/24		870	850,507
	3.215%, 09/06/26		4,489	4,157,363
BAT International Finance PLC
	1.668%, 03/25/26		4,203	3,785,087
BP Capital Markets PLC
	1.876%, 04/07/24	EUR	3,072	3,218,759
	0.900%, 07/03/24	EUR	2,500	2,589,092
CNH Industrial Capital LLC
	4.200%, 01/15/24		210	209,091
Diageo Finance PLC
	0.500%, 06/19/24	EUR	174	180,050
	1.750%, 09/23/24	EUR	1,200	1,244,491
Lloyds Bank Corporate Markets PLC
	0.375%, 01/28/25	EUR	855	863,050
Lloyds Bank PLC
	1.250%, 01/13/25	EUR	800	817,514
Lloyds Banking Group PLC
	4.450%, 05/08/25		5,000	4,856,440
	3.750%, 01/11/27		1,070	983,782
Motability Operations Group PLC
	0.875%, 03/14/25	EUR	2,000	2,026,516
Nationwide Building Society
	0.250%, 07/22/25	EUR	4,150	4,109,681
Ω	1.500%, 10/13/26		6,521	5,692,116
	2.000%, 04/28/27	EUR	1,280	1,254,722
NatWest Markets PLC
Ω	0.800%, 08/12/24		2,800	2,685,980
Reckitt Benckiser Treasury Services PLC
Ω	2.750%, 06/26/24		1,600	1,567,298

TOTAL UNITED KINGDOM				52,361,904

UNITED STATES — (34.7%)
AES Corp.
	1.375%, 01/15/26		3,000	2,666,372
Affiliated Managers Group, Inc.
	4.250%, 02/15/24		10,500	10,444,124
American Express Co., Floating Rate Note,
#(r)	SOFR + 0.930%, FRN, 6.273%, 03/04/25 829			830,646
(r)	SOFR + 0.760%, FRN, 6.101%, 02/13/26 7,682			7,624,531

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
(r)	SOFR + 0.650%, FRN, 5.991%, 11/04/26		7,600	$7,489,132
	American Medical Systems Europe BV
	0.750%, 03/08/25	EUR	2,000	2,021,619
	American Tower Corp.
	4.000%, 06/01/25		700	676,747
	3.375%, 10/15/26		2,000	1,851,394
	3.125%, 01/15/27		6,600	5,990,405
	Amgen, Inc.
	3.625%, 05/22/24		4,159	4,107,028
	2.000%, 02/25/26	EUR	3,600	3,650,096
	5.500%, 12/07/26	GBP	500	607,918
	Aon Global Ltd.
	3.500%, 06/14/24		200	196,895
	Arizona Public Service Co.
	3.350%, 06/15/24		1,000	984,488
	Arrow Electronics, Inc.
	3.250%, 09/08/24		6,073	5,916,492
	AT&T, Inc.
	2.850%, 05/25/24	CAD	800	567,635
	Bank of America Corp.
	2.375%, 06/19/24	EUR	500	523,262
	Baxter International, Inc.
	0.400%, 05/15/24	EUR	130	134,834
	Boardwalk Pipelines LP
	5.950%, 06/01/26		1,100	1,089,647
	Booking Holdings, Inc.
	3.650%, 03/15/25		1,375	1,338,996
	Brown & Brown, Inc.
	4.200%, 09/15/24		11,428	11,230,000
	Camden Property Trust
	3.500%, 09/15/24		3,244	3,172,583
	Capital One Financial Corp.
	3.300%, 10/30/24		1,500	1,454,233
	3.200%, 02/05/25		1,900	1,816,586
#	4.250%, 04/30/25		1,500	1,448,516
	3.750%, 03/09/27		5,000	4,515,051
	Caterpillar Financial Services Corp., Floating Rate Note, SOFR + 0.455%, FRN
#(r)	5.796%, 08/11/25		10,750	10,760,141
	Celanese U.S. Holdings LLC
	1.400%, 08/05/26		9,979	8,690,657
	Cencora, Inc.
	3.400%, 05/15/24		4,000	3,945,285
	Charles Schwab Corp.
	0.750%, 03/18/24		2,942	2,882,974

139

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Charles Schwab Corp., Floating Rate Note, SOFR + 0.520%, FRN
(r) 5.861%, 05/13/26		6,667	$6,527,213
Chubb INA Holdings, Inc.
0.300%, 12/15/24	EUR	2,642	2,672,974
Cigna Group
3.500%, 06/15/24		1,438	1,415,876
Citigroup, Inc.
1.750%, 01/28/25	EUR	500	513,440
1.750%, 10/23/26	GBP	2,000	2,168,191
CNA Financial Corp.
3.950%, 05/15/24		9,042	8,932,983
CNO Financial Group, Inc.
5.250%, 05/30/25		5,600	5,468,790
Conagra Brands, Inc.
4.300%, 05/01/24		1,433	1,419,548
Constellation Energy Generation LLC
3.250%, 06/01/25		9,272	8,872,547
Crown Castle, Inc.
3.200%, 09/01/24		4,000	3,903,511
2.900%, 03/15/27		8,000	7,180,170
Devon Energy Corp.
5.250%, 09/15/24		8,716	8,646,247
Discover Bank
3.450%, 07/27/26		7,000	6,335,631
Discover Financial Services
3.950%, 11/06/24		3,022	2,939,452
3.750%, 03/04/25		250	239,787
# 4.500%, 01/30/26		578	548,833
Discovery Communications LLC
3.450%, 03/15/25		200	192,364
Dominion Energy, Inc.
3.300%, 03/15/25		1,400	1,351,376
Duke Energy Corp.
3.750%, 04/15/24		1,500	1,485,318
DXC Technology Co.
# 1.800%, 09/15/26		15,069	13,207,330
Eaton Capital UnLtd Co.
0.128%, 03/08/26	EUR	7,242	6,992,960
Ecolab, Inc.
1.000%, 01/15/24	EUR	1,160	1,219,173
Edison International
3.550%, 11/15/24		1,000	971,500
4.950%, 04/15/25		8,017	7,855,098
Elevance Health, Inc.
3.500%, 08/15/24		2,307	2,261,783
Energy Transfer LP
5.875%, 01/15/24		3,608	3,607,031
4.250%, 04/01/24		409	405,525
4.500%, 04/15/24		286	283,787

			Face Amount^	Value†
			(000)
	UNITED STATES — (Continued)
	4.050%, 03/15/25		3,241	$3,150,448
	2.900%, 05/15/25		1,552	1,478,430
	Enterprise Products Operating LLC
	3.900%, 02/15/24		570	566,812
	Equifax, Inc.
	2.600%, 12/01/24		5,000	4,817,222
	Equinix, Inc.
	2.625%, 11/18/24		5,000	4,827,762
	ERAC USA Finance LLC
Ω	2.700%, 11/01/23		2,310	2,310,000
Ω	3.850%, 11/15/24		1,600	1,565,266
	Evergy, Inc.
	2.450%, 09/15/24		1,000	968,229
	Expedia Group, Inc.
	5.000%, 02/15/26		4,498	4,396,630
	Experian Finance PLC
	1.375%, 06/25/26	EUR	1,082	1,067,357
	Exxon Mobil Corp.
	0.142%, 06/26/24	EUR	1,600	1,650,955
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25		1,710	1,671,284
	Fiserv, Inc.
	2.750%, 07/01/24		5,586	5,464,895
	Flex Ltd.
	3.750%, 02/01/26		7,612	7,206,891
	Fortune Brands Innovations,
	Inc.
	4.000%, 06/15/25		1,000	966,353
	Fox Corp.
	4.030%, 01/25/24		92	91,539
	GATX Corp.
	3.850%, 03/30/27		850	784,354
	General Electric Co., Floating Rate Note, TSFR3M + 0.642%, FRN
(r)	6.012%, 05/05/26		1,400	1,394,470
	General Motors Co.
	6.125%, 10/01/25		2,200	2,196,093
General Motors Financial Co., Inc.
	2.250%, 09/06/24	GBP	275	322,845
	2.750%, 06/20/25		6,220	5,869,755
	Gilead Sciences, Inc.
	3.700%, 04/01/24		10,219	10,125,673
	Global Payments, Inc.
	2.650%, 02/15/25		2,500	2,383,561
	2.150%, 01/15/27		5,000	4,393,871
	Goldman Sachs Group, Inc.
	4.000%, 03/03/24		3,750	3,725,689
	3.375%, 03/27/25	EUR	5,750	6,023,662
	3.750%, 05/22/25		7,300	7,035,629

140

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Hess Corp.
	3.500%, 07/15/24		3,200	$3,141,775
	Hewlett Packard Enterprise Co.
#	1.450%, 04/01/24		5,250	5,151,920
	5.900%, 10/01/24		1,700	1,696,934
	Holcim Finance Luxembourg SA
	1.500%, 04/06/25	EUR	910	927,464
	Honeywell International, Inc.
Δ	0.000%, 03/10/24	EUR	4,200	4,377,503
	Host Hotels & Resorts LP
	3.875%, 04/01/24		1,149	1,135,709
	HP, Inc.
	2.200%, 06/17/25		1,069	1,009,307
	ITC Holdings Corp.
	3.650%, 06/15/24		1,391	1,368,912
	J M Smucker Co.
	3.500%, 03/15/25		1,000	967,918
	Jabil, Inc.
	4.250%, 05/15/27		5,000	4,692,033
	Jefferies Financial Group, Inc.
	6.450%, 06/08/27		5,000	4,966,364
	John Deere Capital Corp., Floating Rate Note, SOFR + 0.790%, FRN
(r)	6.134%, 06/08/26		9,284	9,347,436
	John Deere Cash Management SARL
	1.375%, 04/02/24	EUR	1,150	1,202,849
	John Deere Financial, Inc.
	2.460%, 04/04/24	CAD	1,000	712,190
	1.090%, 07/17/24	CAD	5,500	3,849,068
	JPMorgan Chase & Co.
	1.500%, 01/27/25	EUR	1,000	1,024,899
	Kinder Morgan Energy Partners LP
	4.300%, 05/01/24		1,800	1,783,712
	Laboratory Corp. of America Holdings
	4.000%, 11/01/23		5,000	5,000,000
	Lazard Group LLC
	3.750%, 02/13/25		1,000	967,681
	3.625%, 03/01/27		6,000	5,426,619
	Legg Mason, Inc.
	4.750%, 03/15/26		16,000	15,603,824
	Lennar Corp.
	4.750%, 05/30/25		3,900	3,818,256
	Linde, Inc.
	1.200%, 02/12/24	EUR	6,625	6,953,737
	LyondellBasell Industries NV
	5.750%, 04/15/24		1,000	997,832

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
Marathon Petroleum Corp.
	3.625%, 09/15/24		5,528	$5,406,071
	4.700%, 05/01/25		2,970	2,908,112
Marsh & McLennan Cos., Inc.
	3.875%, 03/15/24		5,100	5,061,001
	3.500%, 06/03/24		3,000	2,956,500
MetLife, Inc.
	5.375%, 12/09/24	GBP	1,300	1,567,105
Micron Technology, Inc.
	4.185%, 02/15/27		2,778	2,600,541
Morgan Stanley
	3.000%, 02/07/24	CAD	13,500	9,663,829
	1.750%, 01/30/25	EUR	3,000	3,075,898
	1.375%, 10/27/26	EUR	1,004	979,258
	1.875%, 04/27/27	EUR	2,750	2,694,115
MPLX LP
	4.875%, 12/01/24		1,330	1,312,047
	1.750%, 03/01/26		4,258	3,863,297
Mylan, Inc.
	4.200%, 11/29/23		200	199,682
National Rural Utilities Cooperative Finance Corp., Floating Rate Note, SOFR + 0.330%, FRN
(r)	5.675%, 10/18/24		2,011	2,008,468
NextEra Energy Capital Holdings, Inc.
	4.200%, 06/20/24		1,000	988,345
	4.255%, 09/01/24		610	600,166
NNN REIT, Inc.
	3.900%, 06/15/24		612	602,513
Nucor Corp.
	2.000%, 06/01/25		1,500	1,411,662
Nuveen Finance LLC
Ω	4.125%, 11/01/24		2,000	1,951,454
ONEOK, Inc.
	2.750%, 09/01/24		145	140,922
Oracle Corp.
	3.400%, 07/08/24		1,100	1,081,121
	2.500%, 04/01/25		5,200	4,960,504
Ovintiv, Inc.
	5.375%, 01/01/26		3,484	3,423,869
Paramount Global
	4.750%, 05/15/25		2,254	2,202,081
Parker-Hannifin Corp.
	3.650%, 06/15/24		2,362	2,327,384
Penske Truck Leasing Co.
	LP/PTL Finance Corp.
Ω	3.900%, 02/01/24		718	713,925
Ω	4.000%, 07/15/25		341	328,099
Ω	1.200%, 11/15/25		4,000	3,610,529
Ω	4.450%, 01/29/26		1,572	1,503,406

141

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	PepsiCo, Inc.
	2.150%, 05/06/24	CAD	1,700	$1,205,734
	Philip Morris International, Inc.
	2.875%, 05/01/24		11,981	11,805,118
	2.750%, 03/19/25	EUR	636	661,239
	Prologis Euro Finance LLC
	0.250%, 09/10/27	EUR	828	758,332
	Public Service Enterprise Group, Inc.
	2.875%, 06/15/24		5,910	5,790,738
	PVH Corp.
	4.625%, 07/10/25		4,003	3,840,467
	Realty Income Corp.
	3.875%, 07/15/24		3,400	3,351,963
	1.875%, 01/14/27	GBP	1,700	1,815,503
	Ross Stores, Inc.
	3.375%, 09/15/24		2,000	1,956,203
	4.600%, 04/15/25		1,000	981,195
	Royalty Pharma PLC
	1.200%, 09/02/25		5,372	4,898,477
	Ryder System, Inc.
	3.650%, 03/18/24		2,115	2,095,638
	2.500%, 09/01/24		4,690	4,550,781
	4.625%, 06/01/25		1,000	978,025
	4.300%, 06/15/27		2,140	2,021,777
	Santander Holdings USA, Inc.
	3.500%, 06/07/24		1,550	1,519,139
	Schlumberger Finance BV
Δ	0.000%, 10/15/24	EUR	1,080	1,099,315
	Sherwin-Williams Co.
	3.125%, 06/01/24		3,300	3,245,279
	Simon Property Group LP
	2.000%, 09/13/24		1,230	1,187,704
	Southwest Airlines Co.
	5.250%, 05/04/25		8,152	8,039,013
	Southwestern Electric Power Co.
#	1.650%, 03/15/26		6,841	6,192,308
	Spirit Realty LP
	3.200%, 01/15/27		15,000	13,575,732
	State Street Corp., Floating Rate Note, SOFR + 0.845%, FRN
(r)	6.186%, 08/03/26		5,500	5,498,405
	Thermo Fisher Scientific Finance I BV
Δ	0.000%, 11/18/23	EUR	492	519,631
	Thermo Fisher Scientific, Inc.
	0.750%, 09/12/24	EUR	1,000	1,028,008
	0.125%, 03/01/25	EUR	3,000	3,014,964
	Timken Co.
	3.875%, 09/01/24		986	967,491

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Truist Bank
1.500%, 03/10/25		280	$261,983
4.050%, 11/03/25		5,000	4,796,393
Truist Financial Corp.
2.500%, 08/01/24		6,417	6,240,144
TWDC Enterprises 18 Corp.
2.758%, 10/07/24	CAD	5,750	4,040,860
U.S. Bancorp
0.850%, 06/07/24	EUR	1,500	1,551,979
United Parcel Service, Inc.
2.125%, 05/21/24	CAD	7,750	5,487,788
Utah Acquisition Sub, Inc.
3.950%, 06/15/26		17,900	16,766,721
Ventas Realty LP
3.750%, 05/01/24		7,768	7,657,290
2.650%, 01/15/25		800	765,213
3.500%, 02/01/25		3,000	2,890,717
4.125%, 01/15/26		2,000	1,911,255
Verizon Communications, Inc.
3.376%, 02/15/25		1,000	969,656
VF Corp.
2.400%, 04/23/25		6,253	5,887,955
VMware, Inc.
1.400%, 08/15/26		3,360	2,959,724
WEC Energy Group, Inc.
0.800%, 03/15/24		2,300	2,257,549
Wells Fargo & Co.
3.184%, 02/08/24	CAD	6,500	4,654,689
0.500%, 04/26/24	EUR	2,000	2,079,315
1.625%, 06/02/25	EUR	4,000	4,059,313
1.000%, 02/02/27	EUR	2,650	2,513,138
Western Union Co.
1.350%, 03/15/26		11,347	10,097,220
Williams Cos., Inc.
4.550%, 06/24/24		10,000	9,896,246
3.900%, 01/15/25		2,277	2,217,258
Willis North America, Inc.
3.600%, 05/15/24		6,756	6,660,231
WRKCo, Inc.
3.000%, 09/15/24		1,250	1,217,507

TOTAL UNITED STATES			659,406,569

TOTAL BONDS			1,404,715,697

U.S. TREASURY OBLIGATIONS — (6.6%)
U.S. Treasury Inflation-Indexed Notes
0.250%, 01/15/25		6,481	6,239,157
0.375%, 07/15/25		11,003	10,539,480
U.S. Treasury Notes
0.750%, 12/31/23		15,000	14,885,051

142

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
U.S. Treasury Notes, Floating Rate Note
(r)	3M USTMMR + 0.200%, FRN, 5.598%, 01/31/25	22,500	$22,537,791
(r)	3M USTMMR + 0.169%, FRN, 5.567%, 04/30/25	59,000	59,058,577
(r)	3M USTMMR + 0.125%, FRN, 5.523%, 07/31/25	12,000	11,998,028

TOTAL U.S. TREASURY OBLIGATIONS			125,258,084

COMMERCIAL PAPER — (18.9%)
AUSTRALIA — (0.5%)
Telstra Group Ltd.
Ω	5.893%, 01/10/24	9,000	8,899,866

CANADA — (5.3%)
CDP Financial, Inc.
Ω	5.400%, 12/04/23	10,000	9,949,302
Ω	5.606%, 12/12/23	13,000	12,918,343
Ω	5.510%, 01/11/24	10,000	9,891,280
Ω	5.830%, 05/16/24	12,000	11,629,476
Export Development Canada
	5.400%, 01/04/24	4,500	4,455,922
Province of Alberta Canada
Ω	5.688%, 03/07/24	3,300	3,236,014
Ω	5.762%, 03/27/24	7,000	6,842,106
PSP Capital, Inc.
Ω	5.672%, 02/14/24	40,000	39,361,558
Ω	5.731%, 05/13/24	3,000	2,909,406

TOTAL CANADA			101,193,407

FRANCE — (0.6%)
LVMH Moet Hennessy Louis Vuitton SE
Ω	5.510%, 03/18/24	12,500	12,235,434

SWEDEN — (0.8%)
Nordea Bank Abp
Ω	5.580%, 02/09/24	8,000	7,878,633
Skandinaviska Enskilda Banken AB
Ω	5.450%, 11/15/23	7,250	7,234,074

TOTAL SWEDEN			15,112,707

		Face Amount^	Value†
		(000)
UNITED STATES — (11.7%)
3M Co.
Ω	5.650%, 11/07/23	17,500	$17,481,965
American Honda Finance Corp.
	5.822%, 11/03/23	13,500	13,493,920
Cigna Group
Ω	5.580%, 01/03/24	2,500	2,475,049
Ω	5.600%, 01/03/24	5,600	5,544,109
Duke Energy Corp.
Ω	5.981%, 02/27/24	1,500	1,471,485
FMS Wertmanagement
Ω	5.460%, 02/05/24	14,000	13,795,447
Ω	5.455%, 02/13/24	31,000	30,508,404
General Motors Financial Co., Inc.
Ω	5.650%, 11/08/23	5,000	4,993,892
Jabil, Inc.
Ω	6.216%, 11/10/23	8,000	7,986,485
Nederlandse Waterschapsbank NV
Ω	5.385%, 12/29/23	30,000	29,734,107
Nestle Finance International Ltd.
Ω	5.430%, 02/28/24	33,350	32,754,147
NRW Bank
Ω	5.714%, 02/20/24	30,000	29,484,862
Ω	5.475%, 02/21/24	28,000	27,514,795
Walgreens Boots Alliance, Inc.
Ω	6.262%, 11/13/23	4,000	3,991,328

TOTAL UNITED STATES			221,229,995

TOTAL COMMERCIAL PAPER (Cost $358,714,980)			358,671,409
TOTAL INVESTMENT SECURITIES (Cost $1,937,662,254)			1,888,645,190

		Shares
SECURITIES LENDING COLLATERAL — (0.6%)
@§	The DFA Short Term Investment Fund 915,858		10,593,730

TOTAL INVESTMENTS — (100.0%) (Cost $1,948,256,037)			$1,899,238,920

143

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

As of October 31, 2023, DFA Short-Duration Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

						Unrealized
						Foreign
						Exchange
					Settlement	Appreciation
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
USD	17,696,022	NZD	29,894,721	Australia and New Zealand Bank	11/24/23	$278,214
USD	74,379,061	EUR	69,558,178	State Street Bank and Trust	12/14/23	641,676
USD	66,414,060	CAD	90,840,942	State Street Bank and Trust	01/03/24	830,713
CAD	5,018,046	USD	3,620,821	State Street Bank and Trust	01/03/24	1,998
USD	11,356,232	AUD	17,638,357	State Street Bank and Trust	01/10/24	141,388
USD	14,546,244	CAD	20,010,960	Citibank, N.A.	01/17/24	96,113
USD	14,332,840	CAD	19,630,661	State Street Bank and Trust	01/17/24	157,327
USD	75,108,027	EUR	70,515,653	Barclays Capital	01/22/24	205,800
EUR	9,512,523	USD	10,089,545	State Street Bank and Trust	01/22/24	14,724
USD	919,612	SEK	10,103,909	Citibank, N.A.	01/23/24	10,791
USD	54,892,656	CAD	75,738,301	Morgan Stanley and Co. International	01/25/24	194,595

Total Appreciation						$2,573,339
USD	13,374,707	AUD	21,201,391	Bank of New York Mellon	11/27/23	$(85,338)
USD	18,775,905	NOK	211,200,080	State Street Bank and Trust	11/27/23	(144,475)
EUR	2,616,740	USD	2,782,326	Citibank, N.A.	12/27/23	(6,231)
USD	74,704,438	EUR	70,637,745	State Street Bank and Trust	12/27/23	(235,020)
USD	15,794,096	GBP	13,001,769	State Street Bank and Trust	01/04/24	(17,544)
USD	3,823,637	AUD	6,040,584	State Street Bank and Trust	01/10/24	(17,095)
USD	74,500,094	EUR	70,271,851	Barclays Capital	01/18/24	(130,059)
USD	14,637,218	GBP	12,067,449	Citibank, N.A.	01/18/24	(39,556)

Total (Depreciation)						$(675,318)

Total Appreciation (Depreciation)						$1,898,021

As of October 31, 2023, DFA Short-Duration Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)

Bank of America Corp	3.243%	Fixed	CPI	Maturity	USD	26,000,000	01/14/25	—	—	$868,128	$868,128
Bank of America Corp	3.070%	Fixed	CPI	Maturity	USD	18,000,000	01/25/25	—	—	652,885	652,885
Bank of America Corp	2.905%	Fixed	CPI	Maturity	USD	21,000,000	10/08/24	—	—	1,195,844	1,195,844
Bank of America Corp	2.889%	Fixed	CPI	Maturity	USD	20,000,000	08/04/24	—	—	1,368,093	1,368,093
Bank of America Corp	2.820%	Fixed	CPI	Maturity	USD	44,000,000	09/03/24	—	—	2,811,892	2,811,892
Bank of America Corp	2.765%	Fixed	CPI	Maturity	USD	22,000,000	12/05/24	—	—	89,730	89,730
Bank of America Corp	2.629%	Fixed	CPI	Maturity	USD	36,000,000	09/27/24	—	—	19,317	19,317
Bank of America Corp	2.581%	Fixed	CPI	Maturity	USD	31,000,000	04/16/26	—	—	2,787,933	2,787,933
Bank of America Corp	2.574%	Fixed	CPI	Maturity	USD	64,000,000	09/28/24	—	—	69,194	69,194
Bank of America Corp	2.495%	Fixed	CPI	Maturity	USD	43,000,000	03/16/26	—	—	4,109,258	4,109,258
Bank of America Corp	2.405%	Fixed	CPI	Maturity	USD	27,000,000	08/23/24	—	—	98,859	98,859

144

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)

Bank of America Corp	2.384%	Fixed	CPI	Maturity	USD	37,000,000	07/27/24	—	—	$139,479	$139,479
Bank of America Corp	2.052%	Fixed	CPI	Maturity	USD	64,000,000	05/17/24	—	—	619,945	619,945
Bank of America Corp	1.310%	Fixed	CPI	Maturity	USD	38,000,000	06/24/24	—	—	5,884,081	5,884,081
Citibank, N.A	4.010%	Fixed	CPI	Maturity	USD	35,000,000	11/18/23	—	—	1,414,617	1,414,617
Citibank, N.A	3.859%	Fixed	CPI	Maturity	USD	39,000,000	03/09/25	—	—	261,834	261,834
Citibank, N.A	3.774%	Fixed	CPI	Maturity	USD	22,000,000	03/04/25	—	—	219,371	219,371
Citibank, N.A	3.726%	Fixed	CPI	Maturity	USD	33,000,000	02/24/24	—	—	889,661	889,661
Citibank, N.A	3.546%	Fixed	CPI	Maturity	USD	30,000,000	11/01/23	—	—	1,503,647	1,503,647
Citibank, N.A	3.361%	Fixed	CPI	Maturity	USD	48,000,000	01/18/24	—	—	1,920,516	1,920,516
Citibank, N.A	3.299%	Fixed	CPI	Maturity	USD	21,000,000	02/01/24	—	—	806,528	806,528
Citibank, N.A	3.125%	Fixed	CPI	Maturity	USD	42,000,000	01/31/25	—	—	1,407,492	1,407,492
Citibank, N.A	2.563%	Fixed	CPI	Maturity	USD	52,000,000	10/04/24	—	—	42,079	42,079
Citibank, N.A	2.539%	Fixed	CPI	Maturity	USD	30,000,000	04/07/26	—	—	2,777,977	2,777,977
Citibank, N.A	2.470%	Fixed	CPI	Maturity	USD	59,000,000	06/26/24	—	—	218,231	218,231
Citibank, N.A	2.335%	Fixed	CPI	Maturity	USD	40,000,000	05/24/24	—	—	285,431	285,431
Citibank, N.A	1.998%	Fixed	CPI	Maturity	USD	23,000,000	12/10/23	—	—	2,619,053	2,619,053
Citibank, N.A	1.303%	Fixed	CPI	Maturity	USD	25,000,000	06/22/25	—	—	4,060,862	4,060,862
Deutsche Bank AG	3.345%	Fixed	CPI	Maturity	USD	30,000,000	11/01/24	—	—	1,294,934	1,294,934
Deutsche Bank AG	3.318%	Fixed	CPI	Maturity	USD	25,000,000	11/29/25	—	—	839,166	839,166
Deutsche Bank AG	3.280%	Fixed	CPI	Maturity	USD	20,000,000	01/05/25	—	—	681,004	681,004
Deutsche Bank AG	3.275%	Fixed	CPI	Maturity	USD	43,000,000	11/08/24	—	—	1,933,357	1,933,357
Deutsche Bank AG	3.223%	Fixed	CPI	Maturity	USD	20,000,000	12/01/25	—	—	743,723	743,723
Deutsche Bank AG	2.735%	Fixed	CPI	Maturity	USD	31,000,000	05/27/26	—	—	2,460,702	2,460,702
Deutsche Bank AG	2.725%	Fixed	CPI	Maturity	USD	22,000,000	11/16/25	—	—	73,056	73,056
Deutsche Bank AG	2.695%	Fixed	CPI	Maturity	USD	32,000,000	09/24/25	—	—	1,944,252	1,944,252
Deutsche Bank AG	2.588%	Fixed	CPI	Maturity	USD	40,000,000	06/24/26	—	—	3,271,487	3,271,487
Deutsche Bank AG	2.423%	Fixed	CPI	Maturity	USD	45,000,000	03/08/26	—	—	4,477,235	4,477,235
Deutsche Bank AG	2.420%	Fixed	CPI	Maturity	USD	20,000,000	03/05/26	—	—	1,991,707	1,991,707
Deutsche Bank AG	2.325%	Fixed	CPI	Maturity	USD	42,000,000	03/02/26	—	—	4,382,414	4,382,414
Deutsche Bank AG	1.540%	Fixed	CPI	Maturity	USD	20,000,000	07/15/25	—	—	3,104,141	3,104,141
Deutsche Bank AG	1.518%	Fixed	CPI	Maturity	USD	34,000,000	07/20/24	—	—	5,098,140	5,098,140
Morgan Stanley and Co. International	3.665%	Fixed	CPI	Maturity	USD	42,000,000	02/22/24	—	—	1,194,323	1,194,323
Morgan Stanley and Co. International	2.600%	Fixed	CPI	Maturity	USD	50,000,000	03/17/24	—	—	394,085	394,085
Morgan Stanley and Co. International	2.410%	Fixed	CPI	Maturity	USD	35,000,000	06/12/24	—	—	192,395	192,395
Morgan Stanley and Co. International	2.390%	Fixed	CPI	Maturity	USD	58,000,000	06/06/24	—	—	360,548	360,548
Morgan Stanley and Co. International	2.198%	Fixed	CPI	Maturity	USD	22,000,000	07/17/24	—	—	123,026	123,026

Total Appreciation										$73,701,632	$73,701,632

145

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)

Bank of America Corp	2.681%	Fixed	CPI	Maturity	USD	52,000,000	10/17/24	—	—	$(72,467)	$(72,467)
Bank of America Corp	2.657%	Fixed	CPI	Maturity	USD	63,000,000	10/23/24	—	—	(104,548)	(104,548)
Citibank, N.A	3.849%	Fixed	CPI	Maturity	USD	40,000,000	03/15/26	—	—	(299,132)	(299,132)
Deutsche Bank AG	3.959%	Fixed	CPI	Maturity	USD	30,000,000	05/04/25	—	—	(174,841)	(174,841)
Intercontinental Exchange, Inc	2.970%	Fixed	CPI	Maturity	USD	32,000,000	10/28/25	—	—	(123,593)	(123,593)
Morgan Stanley and Co. International	2.440%	Fixed	CPI	Maturity	USD	42,000,000	11/01/24	—	—	(14,500)	(14,500)

Total (Depreciation)										$(789,081)	$(789,081)

Total Appreciation (Depreciation)										$72,912,551	$72,912,551

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$56,160,974	—	$56,160,974
Austria	—	1,615,287	—	1,615,287
Belgium	—	16,962,285	—	16,962,285
Canada	—	162,750,945	—	162,750,945
Denmark	—	5,923,297	—	5,923,297
Finland	—	5,861,899	—	5,861,899
France	—	71,946,923	—	71,946,923
Germany	—	81,381,594	—	81,381,594
Ireland	—	15,356,275	—	15,356,275
Italy	—	9,556,273	—	9,556,273
Japan	—	92,946,726	—	92,946,726
Netherlands	—	15,002,784	—	15,002,784
New Zealand	—	17,572,959	—	17,572,959
Norway	—	4,640,006	—	4,640,006
Portugal	—	2,452,257	—	2,452,257
Spain	—	33,294,596	—	33,294,596
Supranational Organization Obligations	—	50,830,268	—	50,830,268
Sweden	—	35,813,281	—	35,813,281
Switzerland	—	12,878,595	—	12,878,595
United Kingdom	—	52,361,904	—	52,361,904
United States	—	659,406,569	—	659,406,569
U.S. Treasury Obligations	—	125,258,084	—	125,258,084
Commercial Paper	—	358,671,409	—	358,671,409
Securities Lending Collateral	—	10,593,730	—	10,593,730
Forward Currency Contracts**	—	1,898,021	—	1,898,021
Swap Agreements**	—	72,912,551	—	72,912,551

TOTAL	—	$1,974,049,492	—	$1,974,049,492

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

146

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

			Face
			Amount^	Value†
			(000)
AGENCY OBLIGATIONS — (9.0%)
Government National Mortgage Association, TBA
	3.000%, 11/20/53 TBA		2,531	$2,085,727
	3.500%, 11/20/53 TBA		1,331	1,134,331
Uniform Mortgage-Backed Security
	2.000%, 11/01/38 TBA		6,766	5,728,899
	2.500%, 11/01/38 TBA		4,518	3,936,131
	2.000%, 11/01/53 TBA		1,611	1,182,826
	2.500%, 11/01/53 TBA		6,878	5,275,641
	3.000%, 11/01/53 TBA		4,292	3,433,643

TOTAL AGENCY OBLIGATIONS				22,777,198

BONDS — (84.8%)
AUSTRALIA — (7.1%)
ANZ New Zealand International Ltd.
Ω	3.400%, 03/19/24		200	198,114
	0.375%, 09/17/29	EUR	255	218,763
APA Infrastructure Ltd.
	0.750%, 03/15/29	EUR	1,500	1,287,950
Bank of New Zealand
Ω	3.500%, 02/20/24		250	248,096
FMG Resources August 2006 Pty. Ltd.
Ω	4.500%, 09/15/27		1,150	1,035,472
Ω	4.375%, 04/01/31		200	161,184
Glencore Funding LLC
Ω	2.850%, 04/27/31		500	388,143
Macquarie Group Ltd.
	0.350%, 03/03/28	EUR	500	445,344
New South Wales Treasury Corp.
	2.000%, 03/20/31	AUD	900	455,579
	1.500%, 02/20/32	AUD	5,860	2,735,449
	4.250%, 02/20/36	AUD	1,600	870,411
	3.500%, 11/20/37	AUD	2,000	974,490
Queensland Treasury Corp.
	1.500%, 08/20/32	AUD	1,700	782,781
Rio Tinto Alcan, Inc.
	5.750%, 06/01/35		1,000	949,004
South Australian
Government Financing Authority
	1.750%, 05/24/32	AUD	1,200	566,407
Telstra Group Ltd.
	1.375%, 03/26/29	EUR	2,000	1,868,307
Treasury Corp. of Victoria
	4.250%, 12/20/32	AUD	900	515,993

			Face
			Amount^	Value†
			(000)
	AUSTRALIA — (Continued)
	2.250%, 09/15/33	AUD	2,100	$983,176
	2.250%, 11/20/34	AUD	3,690	1,653,461
	Westpac Securities NZ Ltd.
	0.100%, 07/13/27	EUR	1,880	1,715,931

	TOTAL AUSTRALIA			18,054,055

	BELGIUM — (0.3%)
	Anheuser-Busch InBev Worldwide, Inc.
	4.350%, 06/01/40		1,000	807,409

	CANADA — (5.5%)
	Bank of Montreal
	2.500%, 06/28/24		69	67,467
	Bank of Nova Scotia
	3.400%, 02/11/24		310	307,623
	1.250%, 12/17/25	GBP	180	199,423
	2.450%, 02/02/32		195	146,201
	Brookfield Finance, Inc.
	4.850%, 03/29/29		600	558,268
	Canada Government Bonds
	2.750%, 08/01/24	CAD	2,100	1,488,664
	Canada Housing Trust No. 1
Ω	2.900%, 06/15/24	CAD	2,000	1,422,838
	Canadian Imperial Bank of Commerce
	1.625%, 09/25/25	GBP	300	337,789
	1.875%, 01/27/26	GBP	1,000	1,115,724
	Canadian Natural Resources Ltd.
	2.950%, 07/15/30		500	407,720
	CI Financial Corp.
	3.200%, 12/17/30		1,500	1,097,588
	Fairfax Financial Holdings Ltd.
	4.625%, 04/29/30		500	443,832
	Ontario Teachers’ Finance Trust
	3.300%, 10/05/29	EUR	900	929,625
	1.850%, 05/03/32	EUR	1,800	1,629,830
	Province of Alberta
	3.600%, 04/11/28	AUD	500	292,414
	Royal Bank of Canada
	1.375%, 12/09/24	GBP	400	462,794
	2.125%, 04/26/29	EUR	500	473,156
	Toronto-Dominion Bank
	3.250%, 03/11/24		350	346,667
	3.129%, 08/03/32	EUR	500	475,532
	Toronto-Dominion Bank
	1.952%, 04/08/30	EUR	880	799,784

147

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	CANADA — (Continued)
	TransCanada PipeLines Ltd.
	4.625%, 03/01/34		1,200	$1,015,049

	TOTAL CANADA			14,017,988

	DENMARK — (0.3%)
	DSV Finance BV
	1.375%, 03/16/30	EUR	700	636,565

	FINLAND — (0.9%)
	Nokia OYJ
	4.375%, 06/12/27		900	832,673
	OP Corporate Bank PLC
	0.100%, 11/16/27	EUR	1,600	1,447,989

	TOTAL FINLAND			2,280,662

	FRANCE — (5.6%)
	Airbus SE
	1.625%, 06/09/30	EUR	1,600	1,462,041
	Banque Federative du Credit Mutuel SA
	1.250%, 06/03/30	EUR	1,300	1,112,606
	0.625%, 02/21/31	EUR	600	479,066
	1.125%, 01/19/32	EUR	400	324,883
	BNP Paribas SA
	1.375%, 05/28/29	EUR	500	447,884
	1.250%, 07/13/31	GBP	400	341,619
	BPCE SA
Ω	2.700%, 10/01/29		1,500	1,236,091
	0.250%, 01/14/31	EUR	1,200	954,152
	Electricite de France SA
	6.125%, 06/02/34	GBP	300	348,086
	JCDecaux SE
	1.625%, 02/07/30	EUR	1,200	1,029,659
	La Poste SA
	1.375%, 04/21/32	EUR	1,100	941,012
	Regie Autonome des Transports Parisiens EPIC
	3.250%, 04/11/33	EUR	500	505,743
	Region of Ile de France
	2.230%, 07/19/32	EUR	2,100	1,972,608
	Societe Generale SA
	0.750%, 01/25/27	EUR	500	469,599
	0.875%, 09/24/29	EUR	1,000	849,707
	Vinci SA
	2.750%, 09/15/34	GBP	700	658,105
	WEA Finance LLC
Ω	3.500%, 06/15/29		1,400	1,110,865

	TOTAL FRANCE			14,243,726

			Face
			Amount^	Value†
			(000)
	GERMANY — (2.7%)
	BASF SE
	3.750%, 06/29/32	EUR	500	$510,155
	Deutsche Bank AG
	1.750%, 01/17/28	EUR	400	371,711
	Deutsche Telekom AG
	3.125%, 02/06/34	GBP	320	312,310
	E.ON International Finance BV
	6.375%, 06/07/32	GBP	250	308,073
	Fresenius Medical Care U.S. Finance III, Inc.
Ω	2.375%, 02/16/31		750	510,738
	Kreditanstalt fuer Wiederaufbau
	1.375%, 12/09/24	GBP	1,500	1,745,105
	Landeskreditbank Baden-Wuerttemberg Foerderbank
	0.375%, 12/09/24	GBP	522	599,880
	Volkswagen Financial Services AG
	0.375%, 02/12/30	EUR	900	728,492
	Volkswagen Financial Services NV
	4.250%, 10/09/25	GBP	100	117,156
	Wintershall Dea Finance BV
	1.332%, 09/25/28	EUR	1,000	906,127
	1.823%, 09/25/31	EUR	1,000	833,346

	TOTAL GERMANY			6,943,093

	HONG KONG — (0.3%)
	Prudential Funding Asia PLC
	3.625%, 03/24/32		1,000	824,765

	ITALY — (1.3%)
	Eni SpA
	3.625%, 01/29/29	EUR	200	206,568
	0.625%, 01/23/30	EUR	1,000	854,913
	Holding d’Infrastructures de Transport SASU
	1.625%, 09/18/29	EUR	1,100	984,009
	Intesa Sanpaolo SpA
	2.500%, 01/15/30	GBP	400	378,903
	UniCredit SpA
	1.625%, 01/18/32	EUR	1,000	824,554

	TOTAL ITALY			3,248,947

	JAPAN — (7.6%)
	7-Eleven, Inc.
Ω	1.800%, 02/10/31		300	222,952
	Aircastle Ltd.
Ω	2.850%, 01/26/28		400	333,667

148

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
	JAPAN — (Continued)
	American Honda Finance
	Corp.
	0.300%, 07/07/28	EUR	370	$330,658
	Japan Government Ten Year Bonds
	0.200%, 03/20/32	JPY	300,000	1,876,714
	0.200%, 09/20/32	JPY	300,000	1,863,751
	Japan Government Twenty Year Bonds
	1.500%, 03/20/34	JPY	121,000	837,552
	1.400%, 09/20/34	JPY	350,000	2,392,238
	1.200%, 09/20/35	JPY	394,000	2,618,453
	0.600%, 09/20/37	JPY	20,000	120,197
	0.500%, 12/20/41	JPY	84,000	457,892
	Mitsubishi UFJ Financial Group, Inc.
	3.195%, 07/18/29		1,000	852,081
	3.556%, 06/15/32	EUR	1,480	1,486,859
	Mizuho Financial Group, Inc.
	0.402%, 09/06/29	EUR	1,700	1,424,968
	0.693%, 10/07/30	EUR	600	492,207
	2.096%, 04/08/32	EUR	400	350,358
	Nissan Motor Co. Ltd.
Ω	4.810%, 09/17/30		1,250	1,061,979
	Nomura Holdings, Inc.
	2.172%, 07/14/28		300	246,848
	2.608%, 07/14/31		1,000	744,110
	NTT Finance Corp.
	0.342%, 03/03/30	EUR	138	117,100
	Sumitomo Mitsui Financial Group, Inc.
	2.724%, 09/27/29		1,000	823,109
	2.222%, 09/17/31		1,000	740,780

	TOTAL JAPAN			19,394,473

	LUXEMBOURG — (0.3%)
	ArcelorMittal SA
#	4.250%, 07/16/29		940	846,554

	NETHERLANDS — (1.7%)
	Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		600	585,913
	ING Groep NV
	3.000%, 02/18/26	GBP	300	341,473
	2.000%, 09/20/28	EUR	500	481,302
	Nederlandse Waterschapsbank NV
	4.500%, 06/18/25	GBP	1,400	1,677,655
	3.300%, 05/02/29	AUD	500	285,444
	TenneT Holding BV
	2.375%, 05/17/33	EUR	1,000	966,998

	TOTAL NETHERLANDS			4,338,785

			Face
			Amount^	Value†
			(000)
	NORWAY — (0.5%)
	Aker BP ASA
Ω	4.000%, 01/15/31		300	$253,189
	Kommunalbanken AS
	1.000%, 12/12/24	GBP	900	1,040,706

	TOTAL NORWAY			1,293,895

	SPAIN — (0.3%)
	Merlin Properties Socimi SA
	2.375%, 09/18/29	EUR	900	838,278

	SUPRANATIONAL ORGANIZATION OBLIGATIONS — (1.6%)
	Asian Development Bank
	2.350%, 06/21/27	JPY	130,000	922,004
	Inter-American Development Bank
	1.375%, 12/15/24	GBP	1,050	1,220,563
	1.000%, 08/04/28	AUD	400	208,885
	International Bank for Reconstruction & Development
	1.100%, 11/18/30	AUD	1,000	472,378
	International Finance Corp.
	3.150%, 06/26/29	AUD	300	170,611
	1.500%, 04/15/35	AUD	2,500	1,006,932

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			4,001,373

	SWEDEN — (0.5%)
	Skandinaviska Enskilda Banken AB
	0.625%, 11/12/29	EUR	200	170,025
	Svenska Handelsbanken AB
	0.050%, 09/06/28	EUR	400	349,982
	1.375%, 02/23/29	EUR	140	128,584
	Volvo Treasury AB
	4.750%, 06/15/26	GBP	500	595,479

	TOTAL SWEDEN			1,244,070

	SWITZERLAND — (0.8%)
	UBS Group AG
	0.875%, 11/03/31	EUR	2,270	1,765,858
	0.625%, 02/24/33	EUR	200	146,354

	TOTAL SWITZERLAND			1,912,212

	UNITED KINGDOM — (4.5%)
	Ashtead Capital, Inc.
Ω	2.450%, 08/12/31		200	147,503
Ω	5.500%, 08/11/32		1,000	894,759
	Barclays PLC
	3.250%, 01/17/33	GBP	600	557,395

149

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED KINGDOM — (Continued)
BAT International Finance PLC
2.250%, 06/26/28	GBP	400	$410,679
2.250%, 01/16/30	EUR	500	446,902
BP Capital Markets PLC
1.231%, 05/08/31	EUR	2,300	1,972,594
2.822%, 04/07/32	EUR	300	286,033
British Telecommunications PLC
3.125%, 11/21/31	GBP	560	558,398
Centrica PLC
4.375%, 03/13/29	GBP	400	450,234
CNH Industrial Finance Europe SA
1.750%, 03/25/27	EUR	500	491,276
HSBC Holdings PLC
2.625%, 08/16/28	GBP	400	420,906
Lloyds Bank Corporate
Markets PLC
0.375%, 01/28/25	EUR	500	504,707
Lloyds Banking Group PLC
4.550%, 08/16/28		300	276,700
London Stock Exchange Group PLC
1.750%, 09/19/29	EUR	1,200	1,114,446
National Gas Transmission PLC
1.125%, 01/14/33	GBP	656	511,886
National Grid Electricity Distribution West Midlands PLC
5.750%, 04/16/32	GBP	300	354,735
Nationwide Building Society
0.250%, 09/14/28	EUR	1,000	872,935
Southern Gas Networks PLC
1.250%, 12/02/31	GBP	1,250	1,047,560
Vodafone Group PLC
6.150%, 02/27/37		200	189,871

TOTAL UNITED KINGDOM			11,509,519

UNITED STATES — (43.0%)
AbbVie, Inc.
4.050%, 11/21/39		1,000	781,327
Advance Auto Parts, Inc.
# 3.900%, 04/15/30		150	121,638
3.500%, 03/15/32		270	200,208
AECOM
5.125%, 03/15/27		750	708,076
Allstate Corp.
5.950%, 04/01/36		1,400	1,340,623
Ally Financial, Inc.
8.000%, 11/01/31		300	292,813

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Altria Group, Inc.
	3.400%, 05/06/30		200	$167,265
	American Assets Trust LP
	3.375%, 02/01/31		1,000	718,762
	American Tower Corp.
	1.000%, 01/15/32	EUR	500	398,016
	Ares Capital Corp.
	3.200%, 11/15/31		800	596,370
	Arrow Electronics, Inc.
	3.875%, 01/12/28		1,000	904,121
	Ashland, Inc.
Ω	3.375%, 09/01/31		400	306,630
	Assurant, Inc.
	2.650%, 01/15/32		1,000	720,510
	Assured Guaranty U.S. Holdings, Inc.
	3.150%, 06/15/31		1,000	809,104
	AT&T, Inc.
	3.500%, 06/01/41		1,400	935,955
	AutoNation, Inc.
	2.400%, 08/01/31		1,500	1,068,430
	3.850%, 03/01/32		500	391,951
	Bank of America Corp.
	5.875%, 02/07/42		1,350	1,265,270
	Bath & Body Works, Inc.
	5.250%, 02/01/28		600	550,169
	Berkshire Hathaway, Inc.
	0.437%, 04/15/31	JPY	410,000	2,445,484
	0.472%, 01/23/32	JPY	200,000	1,179,693
	Black Hills Corp.
	2.500%, 06/15/30		800	625,772
	Block, Inc.
	3.500%, 06/01/31		1,500	1,157,632
	Boardwalk Pipelines LP
	3.600%, 09/01/32		100	79,265
	Boeing Co.
	3.200%, 03/01/29		200	172,815
	Boston Scientific Corp.
	0.625%, 12/01/27	EUR	800	744,850
	Brixmor Operating Partnership LP
	4.050%, 07/01/30		300	256,127
	Broadcom, Inc.
Ω	2.600%, 02/15/33		1,000	725,544
Ω	3.187%, 11/15/36		150	103,884
	Broadstone Net Lease LLC
	2.600%, 09/15/31		1,504	1,043,083
	Brown & Brown, Inc.
	2.375%, 03/15/31		1,000	750,048
	Camden Property Trust
	4.250%, 01/15/24		1,200	1,194,592
	Capital One Financial Corp.
	1.650%, 06/12/29	EUR	373	318,973

150

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Celanese U.S. Holdings LLC
	0.625%, 09/10/28	EUR	1,000	$845,086
	Chubb INA Holdings, Inc.
	0.875%, 12/15/29	EUR	1,000	874,323
	1.400%, 06/15/31	EUR	700	602,817
	Cigna Group
	4.800%, 08/15/38		800	677,662
	Cincinnati Financial Corp.
	6.125%, 11/01/34		721	683,154
	Citigroup, Inc.
	1.625%, 03/21/28	EUR	1,000	954,692
	Comcast Corp.
	0.250%, 09/14/29	EUR	300	256,673
	5.500%, 11/23/29	GBP	350	424,719
	Conagra Brands, Inc.
	5.300%, 11/01/38		200	167,420
	ConocoPhillips
	6.500%, 02/01/39		300	309,837
	Consolidated Edison Co. of New York, Inc.
	5.700%, 06/15/40		475	426,203
	Continental Resources, Inc.
	4.375%, 01/15/28		1,000	921,336
	Cox Communications, Inc.
Ω	3.500%, 08/15/27		650	592,629
	Crown Castle, Inc.
	3.800%, 02/15/28		600	541,120
	Dentsply Sirona, Inc.
	3.250%, 06/01/30		650	529,101
	Dick’s Sporting Goods, Inc.
	3.150%, 01/15/32		500	377,326
	Digital Dutch Finco BV
	1.000%, 01/15/32	EUR	1,000	760,562
	Discover Bank
	4.650%, 09/13/28		200	175,773
	Discovery Communications LLC
	1.900%, 03/19/27	EUR	900	874,145
	Dow Chemical Co.
	1.125%, 03/15/32	EUR	267	217,069
	DPL, Inc.
	4.350%, 04/15/29		1,500	1,223,477
	Duquesne Light Holdings, Inc.
Ω	2.775%, 01/07/32		1,000	721,123
	DXC Technology Co.
	2.375%, 09/15/28		400	323,318
	Edison International
	4.125%, 03/15/28		650	591,261
	Elevance Health, Inc.
	4.625%, 05/15/42		500	400,901

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
Energy Transfer LP
	3.750%, 05/15/30		350	$299,137
EnerSys
Ω	4.375%, 12/15/27		1,000	885,563
EPR Properties
	4.950%, 04/15/28		500	435,693
	3.750%, 08/15/29		1,200	946,755
Equinix, Inc.
	2.150%, 07/15/30		300	230,361
Expedia Group, Inc.
	3.250%, 02/15/30		650	538,272
Experian Finance PLC
Ω	2.750%, 03/08/30		602	487,187
Fidelity National Information Services, Inc.
	1.500%, 05/21/27	EUR	500	478,150
First American Financial Corp.
	2.400%, 08/15/31		300	216,692
Five Corners Funding Trust II
Ω	2.850%, 05/15/30		500	410,251
Flowserve Corp.
	2.800%, 01/15/32		2,000	1,473,801
Fluor Corp.
	4.250%, 09/15/28		600	544,026
Ford Motor Credit Co. LLC
	4.134%, 08/04/25		350	333,598
	2.900%, 02/16/28		250	212,666
Fox Corp.
	4.709%, 01/25/29		300	280,358
GATX Corp.
	4.700%, 04/01/29		200	184,301
	3.500%, 06/01/32		500	395,232
General Motors Financial Co., Inc.
#	5.650%, 01/17/29		600	575,897
Gilead Sciences, Inc.
	5.650%, 12/01/41		1,000	924,732
Global Payments, Inc.
	3.200%, 08/15/29		250	209,829
GLP Capital LP/GLP Financing II, Inc.
	5.750%, 06/01/28		200	187,509
	4.000%, 01/15/30		200	166,909
Goldman Sachs Group, Inc.
	4.000%, 03/03/24		250	248,379
	4.250%, 01/29/26	GBP	600	704,056
	3.125%, 07/25/29	GBP	400	420,345
	6.250%, 02/01/41		200	193,624
Graphic Packaging International LLC
Ω	4.750%, 07/15/27		500	465,570

151

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	HAT Holdings I LLC/HAT Holdings II LLC
Ω	3.750%, 09/15/30		600	$430,676
	HCA, Inc.
	7.500%, 11/06/33		117	119,544
	Hess Corp.
	5.600%, 02/15/41		500	464,256
	Home Depot, Inc.
	5.400%, 09/15/40		1,000	914,189
	Howmet Aerospace, Inc.
	6.875%, 05/01/25		10	10,035
	3.000%, 01/15/29		500	422,033
	HP, Inc.
	2.650%, 06/17/31		200	152,631
	Humana, Inc.
	3.125%, 08/15/29		150	130,064
	Huntsman International LLC
	2.950%, 06/15/31		1,000	759,138
	Hyatt Hotels Corp.
	4.375%, 09/15/28		1,000	915,464
	Indiana Michigan Power Co.
	6.050%, 03/15/37		500	480,774
	Intel Corp.
#	4.600%, 03/25/40		800	669,774
	5.625%, 02/10/43		700	640,957
	International Business Machines Corp.
	0.875%, 02/09/30	EUR	1,000	878,509
	1.250%, 02/09/34	EUR	1,000	800,114
	Invitation Homes Operating Partnership LP
	2.700%, 01/15/34		900	637,679
	Jackson Financial, Inc.
	3.125%, 11/23/31		1,000	746,347
	Jacobs Engineering Group, Inc.
	5.900%, 03/01/33		750	694,638
	Jefferies Financial Group, Inc.
	2.625%, 10/15/31		300	221,177
	JPMorgan Chase & Co.
	6.400%, 05/15/38		500	505,030
	5.500%, 10/15/40		500	455,499
	5.400%, 01/06/42		500	450,201
	Juniper Networks, Inc.
	2.000%, 12/10/30		1,200	881,613
	KB Home
	4.000%, 06/15/31		1,500	1,171,209
	Kemper Corp.
	3.800%, 02/23/32		1,000	759,979
	Kilroy Realty LP
	2.500%, 11/15/32		1,600	1,058,652

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Kimco Realty OP LLC
	1.900%, 03/01/28		700	$581,599
	Kinder Morgan Energy Partners LP
	6.950%, 01/15/38		100	99,134
	Las Vegas Sands Corp.
#	3.900%, 08/08/29		1,000	863,395
	Lazard Group LLC
	4.500%, 09/19/28		500	460,390
	Lennar Corp.
	4.750%, 05/30/25		500	489,520
	Lincoln National Corp.
#	3.400%, 01/15/31		700	546,761
	Loews Corp.
	4.125%, 05/15/43		495	368,686
	LYB International Finance III LLC
	3.375%, 10/01/40		500	323,901
	Marriott International, Inc.
#	2.750%, 10/15/33		100	73,231
	Marsh & McLennan Cos., Inc.
	1.979%, 03/21/30	EUR	300	280,899
	Masonite International Corp.
Ω	3.500%, 02/15/30		1,500	1,187,734
	MetLife, Inc.
	5.700%, 06/15/35		750	711,810
	MGM Resorts International
	4.625%, 09/01/26		350	325,251
	Micron Technology, Inc.
	3.366%, 11/01/41		500	315,105
	Molina Healthcare, Inc.
Ω	3.875%, 11/15/30		1,000	815,620
Ω	3.875%, 05/15/32		250	196,440
	Morgan Stanley
	6.375%, 07/24/42		900	892,064
	Motorola Solutions, Inc.
	2.300%, 11/15/30		200	152,866
	Nasdaq, Inc.
	1.750%, 03/28/29	EUR	500	467,936
	National Fuel Gas Co.
	2.950%, 03/01/31		1,000	760,164
	NewMarket Corp.
	2.700%, 03/18/31		1,000	767,758
	NextEra Energy Operating Partners LP
Ω	4.500%, 09/15/27		300	268,618
	Nordstrom, Inc.
#	4.000%, 03/15/27		885	781,251
	NOV, Inc.
	3.600%, 12/01/29		400	345,863
	OneMain Finance Corp.
	7.125%, 03/15/26		450	437,039

152

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
ONEOK, Inc.
6.350%, 01/15/31		300	$295,918
Oracle Corp.
6.125%, 07/08/39		600	560,666
3.600%, 04/01/40		875	600,820
Ovintiv, Inc.
8.125%, 09/15/30		400	427,293
Paramount Global
# 4.950%, 01/15/31		200	167,023
Philip Morris International, Inc.
2.875%, 05/01/24		600	591,192
0.800%, 08/01/31	EUR	800	635,805
4.375%, 11/15/41		100	75,186
Piedmont Operating Partnership LP
3.150%, 08/15/30		1,000	696,630
Plains All American Pipeline LP/PAA Finance Corp.
3.550%, 12/15/29		200	169,978
3.800%, 09/15/30		50	42,135
6.700%, 05/15/36		200	185,188
6.650%, 01/15/37		500	472,719
PPG Industries, Inc.
1.875%, 06/01/25	EUR	300	306,730
Primerica, Inc.
2.800%, 11/19/31		1,000	771,063
Principal Financial Group, Inc.
3.700%, 05/15/29		177	157,262
6.050%, 10/15/36		147	140,904
Progress Energy, Inc.
# 7.000%, 10/30/31		290	303,327
Prologis Euro Finance LLC
0.500%, 02/16/32	EUR	2,100	1,588,138
Public Storage Operating Co.
0.500%, 09/09/30	EUR	1,000	808,245
0.875%, 01/24/32	EUR	200	158,009
Realty Income Corp.
4.600%, 02/06/24		400	398,273
Reinsurance Group of America, Inc.
3.150%, 06/15/30		258	209,202
Ross Stores, Inc.
1.875%, 04/15/31		99	73,480
Royalty Pharma PLC
2.200%, 09/02/30		150	114,487
RTX Corp.
4.500%, 06/01/42		500	387,991
Sabra Health Care LP
3.900%, 10/15/29		500	411,687
3.200%, 12/01/31		900	660,518
Seagate HDD Cayman
4.091%, 06/01/29		400	344,857
4.125%, 01/15/31		500	396,163

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Sensata Technologies BV
Ω	5.000%, 10/01/25		150	$145,840
	Sensata Technologies, Inc.
Ω	4.375%, 02/15/30		850	718,435
	Simon Property Group LP
	2.450%, 09/13/29		500	408,181
	Spirit Realty LP
	2.100%, 03/15/28		800	666,814
	4.000%, 07/15/29		203	176,970
	Steelcase, Inc.
	5.125%, 01/18/29		700	616,839
	Stellantis NV
	4.500%, 07/07/28	EUR	600	648,524
	STORE Capital Corp.
	4.625%, 03/15/29		900	756,147
	Tapestry, Inc.
	3.050%, 03/15/32		300	215,245
	Taylor Morrison Communities, Inc.
Ω	5.750%, 01/15/28		1,000	907,651
	Thermo Fisher Scientific, Inc.
	5.404%, 08/10/43		200	181,361
	Toll Brothers Finance Corp.
#	4.350%, 02/15/28		900	826,590
@	3.800%, 11/01/29		350	301,493
	Truist Financial Corp.
	1.950%, 06/05/30		200	149,073
	U.S. Cellular Corp.
	6.700%, 12/15/33		200	189,798
	UnitedHealth Group, Inc.
	3.500%, 08/15/39		600	440,580
	Utah Acquisition Sub, Inc.
	3.125%, 11/22/28	EUR	550	537,168
	Vontier Corp.
	2.400%, 04/01/28		400	329,620
	2.950%, 04/01/31		665	500,651
	Walmart, Inc.
	5.625%, 03/27/34	GBP	850	1,052,933
	5.250%, 09/28/35	GBP	1,580	1,889,196
	Walt Disney Co.
	6.400%, 12/15/35		700	712,723
	3.500%, 05/13/40		500	359,422
	Wells Fargo & Co.
	4.150%, 01/24/29		500	454,137
	3.500%, 09/12/29	GBP	400	422,271
	0.625%, 08/14/30	EUR	278	227,844
	2.125%, 09/24/31	GBP	1,000	905,244
	Welltower OP LLC
	2.050%, 01/15/29		1,000	814,497
	Western Digital Corp.
	2.850%, 02/01/29		1,200	934,775
	Western Union Co.
	1.350%, 03/15/26		600	533,915

153

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Westlake Corp.
	1.625%, 07/17/29	EUR	500	$440,230
	WPC Eurobond BV
	1.350%, 04/15/28	EUR	600	539,670
	Yum! Brands, Inc.
Ω	4.750%, 01/15/30		200	178,042
	3.625%, 03/15/31		500	406,011
	Zimmer Biomet Holdings, Inc.
	1.164%, 11/15/27	EUR	600	566,109

	TOTAL UNITED STATES			109,183,725

	TOTAL BONDS			215,620,094

U.S. TREASURY OBLIGATIONS — (4.7%)
	U.S. Treasury Bonds
	3.875%, 05/15/43		600	498,281
	U.S. Treasury Notes
	0.125%, 12/15/23		3,300	3,279,104
	2.250%, 12/31/23		1,000	994,716

	Face
	Amount^	Value†
	(000)
0.125%, 01/15/24	600	$593,602
2.250%, 01/31/24	700	694,504
2.125%, 02/29/24	1,000	988,985
0.250%, 03/15/24	900	882,949
2.500%, 04/30/24	2,700	2,660,238
3.000%, 07/31/24	1,300	1,276,285

TOTAL U.S. TREASURY OBLIGATIONS		11,868,664

TOTAL INVESTMENT SECURITIES (Cost $292,741,716)		250,265,956

	Shares
SECURITIES LENDING COLLATERAL — (1.5%)
@§ The DFA Short Term Investment Fund	331,422	3,833,561

TOTAL INVESTMENTS — (100.0%) (Cost $296,575,325)		$254,099,517

As of October 31, 2023, DFA Global Core Plus Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	209,715	JPY	30,475,619	Citibank, N.A.	11/16/23	$8,214
DKK	6,959,927	USD	988,219	Citibank, N.A.	12/20/23	1,182
DKK	5,282,187	USD	744,522	HSBC Bank	12/20/23	6,377
USD	1,747,796	DKK	12,242,114	Morgan Stanley and Co. International	12/20/23	7,496
USD	36,976	DKK	258,058	Citibank, N.A.	12/22/23	286
DKK	258,058	USD	36,647	Citibank, N.A.	12/22/23	43
EUR	1,680,693	USD	1,778,491	Citibank, N.A.	12/27/23	4,553
AUD	351,556	USD	222,658	Citibank, N.A.	01/04/24	829
USD	6,611,140	AUD	10,392,631	Morgan Stanley and Co. International	01/04/24	4,472
GBP	162,299	USD	196,760	Citibank, N.A.	01/10/24	622
USD	12,171,246	GBP	9,893,533	State Street Bank and Trust	01/10/24	139,094
USD	6,404,605	JPY	946,601,381	Citibank, N.A.	01/17/24	79,659
USD	761,506	JPY	112,296,504	Morgan Stanley and Co. International	01/17/24	11,170
EUR	1,260,364	USD	1,337,375	State Street Bank and Trust	01/22/24	1,392
USD	16,595,546	EUR	15,581,663	UBS AG	01/22/24	44,593
USD	1,886,782	JPY	278,403,221	HSBC Bank	01/25/24	24,153
USD	5,950,404	JPY	882,084,893	Morgan Stanley and Co. International	01/25/24	48,905
USD	2,949,417	CAD	4,069,782	Morgan Stanley and Co. International	01/25/24	10,228

Total Appreciation						$393,268
USD	17,000,612	EUR	16,071,350	State Street Bank and Trust	12/27/23	$(49,455)
USD	10,574,171	GBP	8,704,704	State Street Bank and Trust	01/04/24	(11,746)
AUD	395,411	USD	252,159	UBS AG	01/04/24	(794)
USD	16,835,648	EUR	15,865,582	Morgan Stanley and Co. International	01/05/24	(4,318)

154

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
EUR	1,021,238	USD	1,086,678	State Street Bank and Trust	01/05/24	$(2,721)
GBP	191,236	USD	232,780	Citibank, N.A.	01/10/24	(205)
USD	6,019,321	AUD	9,486,664	Morgan Stanley and Co. International	01/16/24	(13,588)
EUR	1,695,358	USD	1,804,382	State Street Bank and Trust	01/18/24	(3,877)
USD	15,801,836	EUR	14,903,020	UBS AG	01/18/24	(25,478)

Total (Depreciation)						$(112,182)

Total Appreciation (Depreciation)						$281,086

As of October 31, 2023, DFA Global Core Plus Real Return Portfolio had entered into the following outstanding Inflation Swaps:

	Payments made		Payments received	Payment	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation
Counterparty	by Fund		by Fund	Frequency	Amount		Date	Paid	Received	Value	(Depreciation)
Bank of America Corp	2.770%	Fixed	CPI	Maturity	USD	4,000,000	05/04/24	—	—	$361,207	$361,207
Bank of America Corp	2.657%	Fixed	CPI	Maturity	USD	11,000,000	01/20/32	—	—	506,284	506,284
Bank of America Corp	2.643%	Fixed	CPI	Maturity	USD	13,000,000	12/02/32	—	—	113,310	113,310
Bank of America Corp	2.635%	Fixed	CPI	Maturity	USD	7,000,000	05/03/28	—	—	594,061	594,061
Bank of America Corp	2.620%	Fixed	CPI	Maturity	USD	6,000,000	08/20/27	—	—	405,620	405,620
Bank of America Corp	2.546%	Fixed	CPI	Maturity	USD	40,000,000	04/29/31	—	—	3,685,339	3,685,339
Bank of America Corp	2.533%	Fixed	CPI	Maturity	USD	3,000,000	05/03/36	—	—	279,327	279,327
Bank of America Corp	2.355%	Fixed	CPI	Maturity	USD	8,000,000	01/18/28	—	—	119,974	119,974
Citibank, N.A	2.498%	Fixed	CPI	Maturity	USD	12,000,000	07/10/24	—	—	33,779	33,779
Deutsche Bank AG	3.120%	Fixed	CPI	Maturity	USD	7,000,000	11/22/28	—	—	189,488	189,488
Deutsche Bank AG	3.089%	Fixed	CPI	Maturity	USD	4,000,000	11/03/26	—	—	151,213	151,213
Deutsche Bank AG	2.833%	Fixed	CPI	Maturity	USD	15,000,000	07/12/28	—	—	121,153	121,153
Deutsche Bank AG	2.816%	Fixed	CPI	Maturity	USD	6,000,000	12/30/28	—	—	237,378	237,378
Deutsche Bank AG	2.678%	Fixed	CPI	Maturity	USD	7,000,000	08/03/28	—	—	477,842	477,842
Deutsche Bank AG	2.596%	Fixed	CPI	Maturity	USD	4,000,000	06/09/28	—	—	333,556	333,556
Deutsche Bank AG	2.550%	Fixed	CPI	Maturity	USD	7,000,000	08/23/28	—	—	502,565	502,565
Deutsche Bank AG	2.529%	Fixed	CPI	Maturity	USD	4,000,000	07/02/29	—	—	339,876	339,876
Deutsche Bank AG	2.515%	Fixed	CPI	Maturity	USD	4,000,000	06/09/36	—	—	365,384	365,384
Deutsche Bank AG	2.468%	Fixed	CPI	Maturity	USD	5,000,000	06/21/29	—	—	457,009	457,009
Intercontinental Exchange, Inc	2.540%	Fixed	CPI	Maturity	USD	7,000,000	12/16/26	—	—	46,751	46,751
Morgan Stanley and Co. International	2.815%	Fixed	CPI	Maturity	USD	10,000,000	08/01/29	—	—	36,472	36,472

155

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

	Payments made		Payments received	Payment	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation
Counterparty	by Fund		by Fund	Frequency	Amount		Date	Paid	Received	Value	(Depreciation)
Morgan Stanley and Co. International	2.672%	Fixed	CPI	Maturity	USD	11,000,000	10/26/35	—	—	$1,470	$1,470
Morgan Stanley and Co. International	2.605%	Fixed	CPI	Maturity	USD	9,000,000	10/17/30	—	—	23,194	23,194
Morgan Stanley and Co. International	2.504%	Fixed	CPI	Maturity	USD	7,000,000	07/18/30	—	—	77,814	77,814
Morgan Stanley and Co. International	2.385%	Fixed	CPI	Maturity	USD	10,000,000	03/21/30	—	—	206,711	206,711

Total Appreciation										$9,666,777	$9,666,777
Bank of America Corp	3.090%	Fixed	CPI	Maturity	USD	10,000,000	03/22/32	—	—	(5,455)	(5,455)

Total (Depreciation)										$(5,455)	$(5,455)

Total Appreciation (Depreciation)										$9,661,322	$9,661,322

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$22,777,198	—	$22,777,198
Bonds
Australia	—	18,054,055	—	18,054,055
Belgium	—	807,409	—	807,409
Canada	—	14,017,988	—	14,017,988
Denmark	—	636,565	—	636,565
Finland	—	2,280,662	—	2,280,662
France	—	14,243,726	—	14,243,726
Germany	—	6,943,093	—	6,943,093
Hong Kong	—	824,765	—	824,765
Italy	—	3,248,947	—	3,248,947
Japan	—	19,394,473	—	19,394,473
Luxembourg	—	846,554	—	846,554
Netherlands	—	4,338,785	—	4,338,785
Norway	—	1,293,895	—	1,293,895
Spain	—	838,278	—	838,278
Supranational Organization Obligations	—	4,001,373	—	4,001,373
Sweden	—	1,244,070	—	1,244,070
Switzerland	—	1,912,212	—	1,912,212
United Kingdom	—	11,509,519	—	11,509,519
United States	—	109,183,725	—	109,183,725
U.S. Treasury Obligations	—	11,868,664	—	11,868,664
Securities Lending Collateral	—	3,833,561	—	3,833,561
Forward Currency Contracts**	—	281,086	—	281,086
Swap Agreements**	—	9,661,322	—	9,661,322

TOTAL	—	$264,041,925	—	$264,041,925

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

156

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	DFA One-Year Fixed Income Portfolio*	DFA Two-Year Global Fixed Income Portfolio*	DFA Selectively Hedged Global Fixed Income Portfolio*	DFA Five-Year Global Fixed Income Portfolio*
ASSETS:
Investment Securities at Value (including $27,708, $450, $2,700 and $198 of securities on loan, respectively)	$4,433,334	$4,576,063	$992,635	$9,566,390
Temporary Cash Investments at Value & Cost	18,634	—	—	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $28,168, $430, $2,756 and $126, respectively)	28,168	429	2,756	126
Foreign Currencies at Value	1	370	187	573
Cash	—	16,651	17,634	13,877
Receivables:
Investment Securities Sold	—	—	12,515	—
Dividends and Interest	9,488	22,119	6,689	45,477
Securities Lending Income	36	1	—	1
Fund Shares Sold	3,072	1,107	426	5,069
Unrealized Gain on Forward Currency Contracts	—	12,076	2,609	27,980
Prepaid Expenses and Other Assets	21	26	5	63

Total Assets	4,492,754	4,628,842	1,035,456	9,659,556

LIABILITIES:
Payables:
Upon Return of Securities Loaned	28,306	462	2,758	205
Investment Securities Purchased	—	—	23,918	—
Fund Shares Redeemed	7,616	2,112	3,151	26,613
Due to Advisor	383	554	120	1,478
Unrealized Loss on Forward Currency Contracts	—	1,821	236	6,892
Unrealized Loss on Foreign Currency Contracts	—	—	1	—
Accrued Expenses and Other Liabilities	454	394	46	716

Total Liabilities	36,759	5,343	30,230	35,904

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$4,455,995	$4,623,499	$1,005,226	$9,623,652

Institutional Class Shares — based on net assets of $4,455,995; $4,623,499; $1,005,226 and $9,623,652 and shares outstanding of 436,887,297, 473,696,908, 107,929,491 and 951,087,065, respectively, $0.01 Par Value (1)	$10.20	$9.76	$9.31	$10.12

(1) NUMBER OF SHARES AUTHORIZED	4,000,000,000	4,000,000,000	1,000,000,000	6,600,000,000

Investment Securities at Cost	$4,441,786	$4,717,618	$1,021,201	$9,669,580

Foreign Currencies at Cost	$1	$368	$187	$571

NET ASSETS CONSIST OF:
Paid-In Capital	$4,548,185	$4,764,275	$1,123,980	$10,640,537
Total Distributable Earnings (Loss)	(92,190)	(140,776)	(118,754)	(1,016,885)

NET ASSETS	$4,455,995	$4,623,499	$1,005,226	$9,623,652

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

157

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	DFA World ex		DFA
	U.S.	DFA Short-	Intermediate	DFA Short-
	Government	Term	Government	Term Extended
	Fixed Income	Government	Fixed Income	Quality
	Portfolio	Portfolio	Portfolio	Portfolio*
ASSETS:
Investment Securities at Value (including $0, $0, $0 and $9,895 of securities on loan, respectively)	$1,024,800	$1,499,553	$5,176,150	$5,853,599
Temporary Cash Investments at Value & Cost	—	33,607	10,189	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $0, $0 and $10,105,respectively)	—	—	—	10,104
Foreign Currencies at Value	469	—	—	653
Cash	11,679	—	—	16,736
Receivables:
Investment Securities Sold	10,681	146,928	—	14,973
Dividends, Interest and Tax Reclaims	9,025	482	60,806	37,434
Securities Lending Income	—	—	—	3
Fund Shares Sold	271	296	2,419	2,710
Unrealized Gain on Forward Currency Contracts	5,086	—	—	13,460
Unrealized Gain on Foreign Currency Contracts	23	—	—	—
Prepaid Expenses and Other Assets	21	12	67	30

Total Assets	1,062,055	1,680,878	5,249,631	5,949,702

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	—	10,123
Investment Securities Purchased	13,467	173,858	—	11,984
Fund Shares Redeemed	1,110	14,236	6,070	12,276
Due to Advisor	152	179	408	766
Unrealized Loss on Forward Currency Contracts	1,323	—	—	1,196
Accrued Expenses and Other Liabilities	62	121	263	292

Total Liabilities	16,114	188,394	6,741	36,637

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$1,045,941	$1,492,484	$5,242,890	$5,913,065

Institutional Class Shares — based on net assets of $1,045,941; $1,492,484; $5,242,890 and $5,913,065 and shares outstanding of 129,400,601, 150,106,813, 503,996,815 and 578,683,572, respectively, $0.01 Par Value (1)	$8.08	$9.94	$10.40	$10.22

(1) NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,500,000,000	1,700,000,000	3,000,000,000

Investment Securities at Cost	$1,345,877	$1,498,898	$5,909,518	$5,997,786

Foreign Currencies at Cost	$467	$—	$—	$652

NET ASSETS CONSIST OF:
Paid-In Capital	$1,371,093	$1,626,988	$6,293,274	$6,393,563
Total Distributable Earnings (Loss)	(325,152)	(134,504)	(1,050,384)	(480,498)

NET ASSETS	$1,045,941	$1,492,484	$5,242,890	$5,913,065

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

158

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	DFA
	Intermediate-		DFA
	Term Extended	DFA Targeted	Global Core	DFA
	Quality	Credit	Plus Fixed	Investment
	Portfolio*	Portfolio*	Income Portfolio*	Grade Portfolio*
ASSETS:
Investment Securities at Value (including $42,927, $10,415, $87,163 and $427,705 of securities on loan, respectively)	$1,262,069	$908,175	$2,785,064	$10,023,296
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $43,809, $10,638, $89,069 and $437,196, respectively)	43,808	10,638	89,069	437,193
Segregated Cash for Futures Contracts	—	—	4,008	—
Foreign Currencies at Value	1	123	679	213
Segregated Cash for Swaps Contracts	—	—	4,586	—
Cash	4,147	521	4,675	60,497
Receivables:
Investment Securities Sold	3,313	—	14,847	3,085
Dividends and Interest	15,562	7,369	28,332	99,259
Securities Lending Income	38	3	23	179
Fund Shares Sold	1,391	300	4,253	11,782
Unrealized Gain on Forward Currency Contracts	640	1,978	6,100	2,048
Unrealized Gain on Foreign Currency Contracts	—	—	18	—
Prepaid Expenses and Other Assets	25	15	62	59

Total Assets	1,330,994	929,122	2,941,716	10,637,611

LIABILITIES:
Payables:
Upon Return of Securities Loaned	43,875	10,643	89,096	437,586
Investment Securities Purchased	5,005	—	253,569	15,491
Fund Shares Redeemed	2,770	738	2,917	13,436
Due to Advisor	196	117	443	1,389
Segregated Cash for Swap Contracts	—	—	570	—
Unrealized Loss on Forward Currency Contracts	200	397	1,934	3,353
Unrealized Loss on Foreign Currency Contracts	—	—	5	—
Accrued Expenses and Other Liabilities	77	51	96	417

Total Liabilities	52,123	11,946	348,630	471,672

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$1,278,871	$917,176	$2,593,086	$10,165,939

Institutional Class Shares — based on net assets of $1,278,871; $917,176; $2,593,086 and $10,165,939 and shares outstanding of 144,930,372, 99,743,233, 302,038,906 and 1,076,566,331, respectively, $0.01 Par Value (1)	$8.82	$9.20	$8.59	$9.44

(1) NUMBER OF SHARES AUTHORIZED	2,000,000,000	1,000,000,000	2,000,000,000	2,000,000,000

Investment Securities at Cost	$1,462,353	$944,518	$3,203,773	$11,415,782

Foreign Currencies at Cost	$1	$123	$677	$214

NET ASSETS CONSIST OF:
Paid-In Capital	$1,650,677	$996,861	$3,208,963	$12,182,643
Total Distributable Earnings (Loss)	(371,806)	(79,685)	(615,877)	(2,016,704)

NET ASSETS	$1,278,871	$917,176	$2,593,086	$10,165,939

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

159

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	DFA		DFA Inflation-	DFA Short-
	Diversified		Protected	Duration Real
	Fixed Income	DFA LTIP	Securities	Return
	Portfolio*	Portfolio	Portfolio	Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,352,675	—	—	—
Investment Securities at Value (including $0, $0, $0 and $10,330 of securities on loan, respectively)	328,084	$302,257	$5,089,167	$1,888,645
Temporary Cash Investments at Value & Cost	1,393	—	2,821	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $0, $0 and $10,594, respectively)	—	—	—	10,594
Foreign Currencies at Value	—	—	—	176
Segregated Cash for Swaps Contracts	—	—	—	50,520
Cash	—	1,927	—	29,742
Receivables:
Dividends and Interest	244	329	14,604	11,641
Securities Lending Income	—	—	—	5
Fund Shares Sold	993	188	3,308	1,721
Due from Advisor	9	—	—	—
Unrealized Gain on Swap Contracts	—	—	—	73,702
Unrealized Gain on Forward Currency Contracts	—	—	—	2,573
Prepaid Expenses and Other Assets	35	6	31	27

Total Assets	1,683,433	304,707	5,109,931	2,069,346

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	—	10,583
Investment Securities/Affiliated Investment Companies Purchased	—	—	—	25,786
Fund Shares Redeemed	2,789	178	11,044	2,032
Due to Advisor	—	26	394	300
Segregated Cash for Swap Contracts	—	—	—	50,520
Unrealized Loss on Swap Contracts	—	—	—	789
Unrealized Loss on Forward Currency Contracts	—	—	—	675
Unrealized Loss on Foreign Currency Contracts	—	—	—	3
Accrued Expenses and Other Liabilities	70	17	270	131

Total Liabilities	2,859	221	11,708	90,819

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$1,680,574	$304,486	$5,098,223	$1,978,527

Institutional Class Shares — based on net assets of $1,680,574; $304,486; $5,098,223 and $1,978,527 and shares outstanding of 188,341,893, 56,957,339, 490,675,548 and 188,236,792, respectively, $0.01 Par Value (1)	$8.92	$5.35	$10.39	$10.51

(1) NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$1,522,838	$—	$—	$—

Investment Securities at Cost	$331,689	$503,965	$5,919,526	$1,937,662

Foreign Currencies at Cost	$—	$—	$—	$176

NET ASSETS CONSIST OF:
Paid-In Capital	$1,938,543	$514,248	$6,061,225	$1,939,155
Total Distributable Earnings (Loss)	(257,969)	(209,762)	(963,002)	39,372

NET ASSETS	$1,680,574	$304,486	$5,098,223	$1,978,527

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

160

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

DFA Global Core Plus Real Return Portfolio*
ASSETS:
Investment Securities at Value (including $3,738 of securities on loan, respectively)	$250,266
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $3,834)	3,834
Segregated Cash for Futures Contracts	330
Foreign Currencies at Value	17
Segregated Cash for Swaps Contracts	4,189
Cash	1,544
Receivables:
Investment Securities Sold	1,942
Dividends and Interest	2,219
Securities Lending Income	8
Fund Shares Sold	259
Unrealized Gain on Swap Contracts	9,667
Unrealized Gain on Forward Currency Contracts	393
Unrealized Gain on Foreign Currency Contracts	4
Prepaid Expenses and Other Assets	7

Total Assets	274,679

LIABILITIES:
Payables:
Upon Return of Securities Loaned	3,832
Investment Securities Purchased	24,921
Fund Shares Redeemed	264
Due to Advisor	49
Segregated Cash for Swap Contracts	3,859
Unrealized Loss on Swap Contracts	5
Unrealized Loss on Forward Currency Contracts	112
Accrued Expenses and Other Liabilities	41

Total Liabilities	33,083

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$241,596

Institutional Class Shares — based on net assets of $241,596 and shares outstanding of 26,925,588, $0.01 Par Value (1)	$8.97

(1) NUMBER OF SHARES AUTHORIZED	500,000,000

Investment Securities at Cost	$292,742

Foreign Currencies at Cost	$17

NET ASSETS CONSIST OF:
Paid-In Capital	$287,113
Total Distributable Earnings (Loss)	(45,517)

NET ASSETS	$241,596

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

161

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	DFA One-Year Fixed Income Portfolio#	DFA Two-Year Global Fixed Income Portfolio#	DFA Selectively Hedged Global Fixed Income Portfolio#	DFA Five-Year Global Fixed Income Portfolio#
Investment Income
Interest	$151,410	$128,572	$30,497	$307,965
Income from Securities Lending, Net	173	20	30	20

Total Investment Income	151,583	128,592	30,527	307,985

Expenses
Investment Management Fees	5,014	6,881	1,435	18,265
Accounting & Transfer Agent Fees	923	793	116	1,999
Custodian Fees	100	184	24	428
Filing Fees	136	148	32	215
Shareholders’ Reports	124	83	31	226
Directors’/Trustees’ Fees & Expenses	40	38	7	75
Professional Fees	75	74	18	140
Other	98	128	20	197

Total Expenses	6,510	8,329	1,683	21,545

Fees Paid Indirectly (Note C)	—	34	23	101

Net Expenses	6,510	8,295	1,660	21,444

Net Investment Income (Loss)	145,073	120,297	28,867	286,541

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(42,341)	(55,940)	(47,361)	(303,224)
Affiliated Investment Companies Shares Sold	78	(3)	2	(1)
Foreign Currency Transactions	—	(81)	187	1,919
Forward Currency Contracts	—	(16,578)	3,483	(175,028)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	132,056	163,317	70,986	601,167
Affiliated Investment Companies Shares	29	8	9	11
Translation of Foreign Currency-Denominated Amounts	—	80	(7)	(227)
Forward Currency Contracts	—	11,000	135	31,001

Net Realized and Unrealized Gain (Loss)	89,822	101,803	27,434	155,618

Net Increase (Decrease) in Net Assets Resulting from Operations	$234,895	$222,100	$56,301	$442,159

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

162

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	DFA World ex U.S. Government Fixed Income Portfolio	DFA Short- Term Government Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short- Term Extended Quality Portfolio#
Investment Income
Interest	$16,550	$52,172	$124,965	$197,303
Income from Securities Lending, Net	—	—	—	126

Total Investment Income	16,550	52,172	124,965	197,429

Expenses
Investment Management Fees	1,815	2,233	4,538	9,476
Accounting & Transfer Agent Fees	187	310	836	1,250
Custodian Fees	52	17	56	97
Filing Fees	37	57	110	192
Shareholders’ Reports	50	67	105	242
Directors’/Trustees’ Fees & Expenses	9	12	36	47
Professional Fees	16	23	74	105
Previously Waived Fees Recovered by Advisor (Note C)	71	—	—	841
Other	25	29	94	122

Total Expenses	2,262	2,748	5,849	12,372

Fees Waived, Expenses Reimbursed by Advisor (Note C)	37	—	—	67
Fees Paid Indirectly (Note C)	51	—	—	100

Net Expenses	2,174	2,748	5,849	12,205

Net Investment Income (Loss)	14,376	49,424	119,116	185,224

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(56,804)	(10,881)	(195,176)	(265,300)
Foreign Currency Transactions	237	—	—	666
Forward Currency Contracts	(49,426)	—	—	(5,758)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	91,492	33,281	27,628	416,688
Affiliated Investment Companies Shares	—	—	—	29
Translation of Foreign Currency-Denominated Amounts	190	—	—	(25)
Forward Currency Contracts	5,366	—	—	6,303

Net Realized and Unrealized Gain (Loss)	(8,945)	22,400	(167,548)	152,603

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,431	$71,824	$(48,432)	$337,827

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

163

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	DFA Intermediate- Term Extended Quality Portfolio#	DFA Targeted Credit Portfolio#	DFA Global Core Plus Fixed Income Portfolio#	DFA Investment Grade Portfolio#
Investment Income
Interest	$49,662	$27,100	$88,060	$354,497
Income from Securities Lending, Net	438	45	291	2,139

Total Investment Income	50,100	27,145	88,351	356,636

Expenses
Investment Management Fees	2,041	1,729	5,183	16,990
Accounting & Transfer Agent Fees	257	218	503	2,100
Custodian Fees	12	20	58	94
Filing Fees	58	66	119	208
Shareholders’ Reports	60	47	85	228
Directors’/Trustees’ Fees & Expenses	10	7	18	78
Professional Fees	18	17	39	164
Previously Waived Fees Recovered by Advisor (Note C)	156	2	—	866
Other	24	19	66	195

Total Expenses	2,636	2,125	6,071	20,923

Fees Waived, Expenses Reimbursed by Advisor (Note C)	9	203	—	10
Fees Paid Indirectly (Note C)	2	3	56	98

Net Expenses	2,625	1,919	6,015	20,815

Net Investment Income (Loss)	47,475	25,226	82,336	335,821

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(104,159)	(30,254)	(130,064)	(430,908)
Affiliated Investment Companies Shares Sold	(11)	5	12	25
Foreign Currency Transactions	147	139	347	228
Forward Currency Contracts	9,993	201	(25,248)	32,990
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	86,137	55,411	152,225	308,964
Affiliated Investment Companies Shares	16	8	22	300
Translation of Foreign Currency-Denominated Amounts	(63)	(81)	163	(224)
Forward Currency Contracts	440	1,825	(622)	(1,712)

Net Realized and Unrealized Gain (Loss)	(7,500)	27,254	(3,165)	(90,337)

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,975	$52,480	$79,171	$245,484

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

164

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	DFA Diversified Fixed Income Portfolio#	DFA LTIP Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short- Duration Real Return Portfolio#
Investment Income
Income Distributions	$34,757	—	—	—

Total Investment Income	34,757	—	—	—

Fund Investment Income
Interest	19,182	$19,945	$227,211	$66,837
Income from Securities Lending, Net	1	—	—	70

Total Fund Investment Income	19,183	19,945	227,211	66,907

Expenses
Investment Management Fees	2,302	330	5,089	3,659
Accounting & Transfer Agent Fees	392	21	698	441
Custodian Fees	4	2	54	82
Filing Fees	102	26	102	74
Shareholders’ Reports	45	22	167	94
Directors’/Trustees’ Fees & Expenses	15	2	44	16
Professional Fees	16	5	84	37
Other	23	7	109	72

Total Expenses	2,899	415	6,347	4,475

Fees Waived, Expenses Reimbursed by Advisor (Note C)	2,108	—	—	—
Fees Paid Indirectly (Note C)	—	2	—	—

Net Expenses	791	413	6,347	4,475

Net Investment Income (Loss)	53,149	19,532	220,864	62,432

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(5,454)	(5,151)	(95,955)	(100,739)
Affiliated Investment Companies Shares Sold	(50,451)	—	—	18
Swap Contracts	—	—	—	39,000
Foreign Currency Transactions	—	—	—	223
Forward Currency Contracts	—	—	—	(7,739)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,519	(64,772)	(135,490)	157,043
Affiliated Investment Companies Shares	38,548	—	—	29
Swap Contracts	—	—	—	(43,435)
Translation of Foreign Currency-Denominated Amounts	—	—	—	46
Forward Currency Contracts	—	—	—	828

Net Realized and Unrealized Gain (Loss)	(13,838)	(69,923)	(231,445)	45,274

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,311	$(50,391)	$(10,581)	$107,706

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

165

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

DFA Global Core Plus Real Return Portfolio#
Investment Income
Interest	$7,786
Income from Securities Lending, Net	65

Total Investment Income	7,851

Expenses
Investment Management Fees	524
Accounting & Transfer Agent Fees	56
Custodian Fees	61
Filing Fees	33
Shareholders’ Reports	9
Directors’/Trustees’ Fees & Expenses	2
Professional Fees	4
Previously Waived Fees Recovered by Advisor (Note C)	21
Other	38

Total Expenses	748

Fees Waived, Expenses Reimbursed by Advisor (Note C)	35
Fees Paid Indirectly (Note C)	14

Net Expenses	699

Net Investment Income (Loss)	7,152

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(13,344)
Affiliated Investment Companies Shares Sold	1
Swap Contracts	8,213
Foreign Currency Transactions	(1,984)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	17,632
Swap Contracts	(8,967)
Translation of Foreign Currency-Denominated Amounts	15
Forward Currency Contracts	(954)

Net Realized and Unrealized Gain (Loss)	612

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,764

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

166

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA One-Year Fixed Income Portfolio		DFA Two-Year Global Fixed Income Portfolio		DFA Selectively Hedged Global Fixed Income Portfolio		DFA Five-Year Global Fixed Income Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$145,073	$46,136	$120,297	$46,530	$28,867	$15,990	$286,541	$141,826
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(42,341)	(30,143)	(55,940)	(137,602)	(47,361)	(36,009)	(303,224)	(832,549)
Affiliated Investment Companies Shares Sold	78	(226)	(3)	(41)	2	(5)	(1)	(72)
Foreign Currency Transactions	—	—	(81)	(339)	187	(91)	1,919	(324)
Forward Currency Contracts	—	—	(16,578)	213,512	3,483	14,368	(175,028)	303,472
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	132,056	(139,475)	163,317	(331,711)	70,986	(96,918)	601,167	(550,339)
Affiliated Investment Companies Shares	29	(37)	8	(17)	9	(9)	11	(12)
Translation of Foreign Currency-Denominated Amounts	—	—	80	(719)	(7)	(101)	(227)	(861)
Forward Currency Contracts	—	—	11,000	21,548	135	6,949	31,001	23,390

Net Increase (Decrease) in Net Assets Resulting from Operations	234,895	(123,745)	222,100	(188,839)	56,301	(95,826)	442,159	(915,469)

Distributions:
Institutional Class Shares	(139,456)	(41,461)	(118,218)	(13,251)	(454)	(21,454)	(223,412)	(138,146)
Capital Share Transactions (1):
Shares Issued	1,718,082	2,559,201	761,326	1,551,922	146,970	226,931	2,052,698	3,036,685
Shares Issued in Lieu of Cash Distributions	126,013	37,969	100,680	11,517	454	21,423	219,803	136,008
Shares Redeemed	(2,832,997)	(2,940,804)	(1,381,337)	(2,016,317)	(217,187)	(347,902)	(3,328,313)	(5,279,634)

Net Increase (Decrease) from Capital Share Transactions	(988,902)	(343,634)	(519,331)	(452,878)	(69,763)	(99,548)	(1,055,812)	(2,106,941)

Total Increase (Decrease) in Net Assets	(893,463)	(508,840)	(415,449)	(654,968)	(13,916)	(216,828)	(837,065)	(3,160,556)
Net Assets
Beginning of Year	5,349,458	5,858,298	5,038,948	5,693,916	1,019,142	1,235,970	10,460,717	13,621,273

End of Year	$4,455,995	$5,349,458	$4,623,499	$5,038,948	$1,005,226	$1,019,142	$9,623,652	$10,460,717

(1) Shares Issued and Redeemed:
Shares Issued	169,791	251,248	79,186	159,778	16,191	24,726	205,648	295,268
Shares Issued in Lieu of Cash Distributions	12,439	3,766	10,483	1,165	51	2,250	22,097	13,016
Shares Redeemed	(279,713)	(289,589)	(143,165)	(208,199)	(23,867)	(38,058)	(333,766)	(515,126)

Net Increase (Decrease) from Shares Issued and Redeemed	(97,483)	(34,575)	(53,496)	(47,256)	(7,625)	(11,082)	(106,021)	(206,842)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

167

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA World ex U.S. Government Fixed Income Portfolio		DFA Short-Term Government Portfolio		DFA Intermediate Government Fixed Income Portfolio		DFA Short-Term Extended Quality Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$14,376	$11,820	$49,424	$25,597	$119,116	$87,765	$185,224	$104,861
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(56,804)	(73,691)	(10,881)	(103,726)	(195,176)	(136,576)	(265,300)	(210,311)
Affiliated Investment Companies Shares Sold	—	—	—	—	—	—	—	(39)
Foreign Currency Transactions	237	(1,621)	—	—	—	—	666	(525)
Forward Currency Contracts	(49,426)	218,171	—	—	—	—	(5,758)	153,469
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	91,492	(424,788)	33,281	(11,471)	27,628	(782,211)	416,688	(548,914)
Affiliated Investment Companies Shares	—	—	—	—	—	—	29	(30)
Translation of Foreign Currency-Denominated Amounts	190	(269)	—	—	—	—	(25)	(355)
Forward Currency Contracts	5,366	5,493	—	—	—	—	6,303	13,469

Net Increase (Decrease) in Net Assets Resulting from Operations	5,431	(264,885)	71,824	(89,600)	(48,432)	(831,022)	337,827	(488,375)

Distributions:
Institutional Class Shares	(20,060)	(30,706)	(44,032)	(21,142)	(108,613)	(141,857)	(236,492)	(84,526)
Capital Share Transactions (1):
Shares Issued	258,214	467,293	288,198	514,274	1,847,599	1,493,542	1,411,539	2,445,018
Shares Issued in Lieu of Cash Distributions	19,191	29,598	42,970	20,650	105,457	139,670	234,594	83,680
Shares Redeemed	(335,750)	(805,621)	(438,260)	(600,770)	(1,340,834)	(2,072,849)	(2,331,464)	(2,739,944)

Net Increase (Decrease) from Capital Share Transactions	(58,345)	(308,730)	(107,092)	(65,846)	612,222	(439,637)	(685,331)	(211,246)

Total Increase (Decrease) in Net Assets	(72,974)	(604,321)	(79,300)	(176,588)	455,177	(1,412,516)	(583,996)	(784,147)
Net Assets
Beginning of Year	1,118,915	1,723,236	1,571,784	1,748,372	4,787,713	6,200,229	6,497,061	7,281,208

End of Year	$1,045,941	$1,118,915	$1,492,484	$1,571,784	$5,242,890	$4,787,713	$5,913,065	$6,497,061

(1) Shares Issued and Redeemed:
Shares Issued	31,041	51,008	29,269	51,108	169,958	126,998	138,127	233,008
Shares Issued in Lieu of Cash Distributions	2,395	2,902	4,365	2,090	9,739	11,570	22,991	7,874
Shares Redeemed	(40,408)	(88,092)	(44,507)	(59,854)	(124,055)	(175,128)	(228,179)	(261,384)

Net Increase (Decrease) from Shares Issued and Redeemed	(6,972)	(34,182)	(10,873)	(6,656)	55,642	(36,560)	(67,061)	(20,502)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

168

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Intermediate- Term Extended Quality Portfolio		DFA Targeted Credit Portfolio		DFA Global Core Plus Fixed Income Portfolio		DFA Investment Grade Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$47,475	$47,509	$25,226	$14,171	$82,336	$67,163	$335,821	$286,693
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(104,159)	(77,254)	(30,254)	(9,702)	(130,064)	(242,243)	(430,908)	(284,930)
Affiliated Investment Companies Shares Sold	(11)	(16)	5	(7)	12	(21)	25	(160)
Foreign Currency Transactions	147	—	139	(41)	347	(1,066)	228	9
Forward Currency Contracts	9,993	—	201	3,284	(25,248)	198,392	32,990	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	86,137	(335,984)	55,411	(91,977)	152,225	(612,544)	308,964	(2,038,092)
Affiliated Investment Companies Shares	16	(19)	8	(9)	22	(24)	300	(327)
Translation of Foreign Currency-Denominated Amounts	(63)	—	(81)	8	163	(425)	(224)	11
Forward Currency Contracts	440	(1)	1,825	(115)	(622)	13,136	(1,712)	407

Net Increase (Decrease) in Net Assets Resulting from Operations	39,975	(365,765)	52,480	(84,388)	79,171	(577,632)	245,484	(2,036,389)

Distributions:
Institutional Class Shares	(46,186)	(81,214)	(29,651)	(24,970)	(78,104)	(83,818)	(282,362)	(391,343)
Capital Share Transactions (1):
Shares Issued	548,716	494,273	309,673	399,556	941,601	1,400,607	2,940,218	4,309,196
Shares Issued in Lieu of Cash Distributions	44,096	78,576	29,412	24,332	77,910	83,676	275,170	384,513
Shares Redeemed	(598,501)	(908,863)	(310,812)	(385,306)	(828,066)	(1,541,734)	(3,010,041)	(5,891,418)

Net Increase (Decrease) from Capital Share Transactions	(5,689)	(336,014)	28,273	38,582	191,445	(57,451)	205,347	(1,197,709)

Total Increase (Decrease) in Net Assets	(11,900)	(782,993)	51,102	(70,776)	192,512	(718,901)	168,469	(3,625,441)
Net Assets
Beginning of Year	1,290,771	2,073,764	866,074	936,850	2,400,574	3,119,475	9,997,470	13,622,911

End of Year	$1,278,871	$1,290,771	$917,176	$866,074	$2,593,086	$2,400,574	$10,165,939	$9,997,470

(1) Shares Issued and Redeemed:
Shares Issued	59,158	48,577	33,887	42,301	106,033	144,573	299,595	407,498
Shares Issued in Lieu of Cash Distributions	4,793	7,469	3,191	2,521	8,907	8,273	28,084	36,020
Shares Redeemed	(65,586)	(89,930)	(33,725)	(40,501)	(94,112)	(164,109)	(307,220)	(562,225)

Net Increase (Decrease) from Shares Issued and Redeemed	(1,635)	(33,884)	3,353	4,321	20,828	(11,263)	20,459	(118,707)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

169

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Diversified Fixed Income Portfolio		DFA LTIP Portfolio		DFA Inflation- Protected Securities Portfolio		DFA Short-Duration Real Return Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$53,149	$48,423	$19,532	$30,436	$220,864	$527,412	$62,432	$35,209
Capital Gain Distributions Received from Investment Securities	—	12,140	—	—	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(5,454)	(12,934)	(5,151)	(5,549)	(95,955)	(53,868)	(100,739)	(38,676)
Affiliated Investment Companies Shares Sold	(50,451)	(28,718)	—	—	—	—	18	(9)
Swap Contracts	—	—	—	—	—	—	39,000	34,935
Foreign Currency Transactions	—	—	—	—	—	—	223	(229)
Forward Currency Contracts	—	—	—	—	—	—	(7,739)	50,889
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,519	(25,114)	(64,772)	(184,077)	(135,490)	(1,345,892)	157,043	(208,259)
Affiliated Investment Companies Shares	38,548	(194,304)	—	—	—	—	29	(29)
Swap Contracts	—	—	—	—	—	—	(43,435)	41,372
Translation of Foreign Currency-Denominated Amounts	—	—	—	—	—	—	46	(183)
Forward Currency Contracts	—	—	—	—	—	—	828	9,191

Net Increase (Decrease) in Net Assets Resulting from Operations	39,311	(200,507)	(50,391)	(159,190)	(10,581)	(872,348)	107,706	(75,789)

Distributions:
Institutional Class Shares	(50,318)	(66,753)	(15,322)	(37,152)	(184,142)	(527,766)	(36,318)	(18,197)
Capital Share Transactions (1):
Shares Issued	522,849	865,705	116,248	195,066	1,249,889	2,167,801	693,117	1,212,852
Shares Issued in Lieu of Cash Distributions	50,313	66,747	15,322	37,152	180,592	518,667	35,801	17,868
Shares Redeemed	(813,124)	(1,095,570)	(57,589)	(126,880)	(2,029,967)	(2,617,661)	(993,203)	(763,275)

Net Increase (Decrease) from Capital Share Transactions	(239,962)	(163,118)	73,981	105,338	(599,486)	68,807	(264,285)	467,445

Total Increase (Decrease) in Net Assets	(250,969)	(430,378)	8,268	(91,004)	(794,209)	(1,331,307)	(192,897)	373,459
Net Assets
Beginning of Year	1,931,543	2,361,921	296,218	387,222	5,892,432	7,223,739	2,171,424	1,797,965

End of Year	$1,680,574	$1,931,543	$304,486	$296,218	$5,098,223	$5,892,432	$1,978,527	$2,171,424

(1) Shares Issued and Redeemed:
Shares Issued	57,431	89,805	18,039	20,973	114,739	171,811	67,488	116,221
Shares Issued in Lieu of Cash Distributions	5,552	6,963	2,407	4,337	16,785	44,626	3,541	1,712
Shares Redeemed	(89,770)	(114,776)	(8,614)	(12,606)	(186,516)	(213,035)	(96,956)	(73,758)

Net Increase (Decrease) from Shares Issued and Redeemed	(26,787)	(18,008)	11,832	12,704	(54,992)	3,402	(25,927)	44,175

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

170

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Core Plus Real Return Portfolio
	Year	Year
	Ended	Ended
	Oct 31,	Oct 31,
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$7,152	$6,282
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(13,344)	(37,220)
Affiliated Investment Companies Shares Sold	1	—
Swap Contracts	8,213	6,497
Foreign Currency Transactions	(1,984)	(60)
Forward Currency Contracts	—	21,153
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	17,632	(54,424)
Swap Contracts	(8,967)	7,713
Translation of Foreign Currency-Denominated Amounts	15	(34)
Forward Currency Contracts	(954)	1,316

Net Increase (Decrease) in Net Assets Resulting from Operations	7,764	(48,777)

Distributions:
Institutional Class Shares	(6,778)	(4,464)
Capital Share Transactions (1):
Shares Issued	59,904	161,089
Shares Issued in Lieu of Cash Distributions	6,757	4,462
Shares Redeemed	(109,963)	(111,207)

Net Increase (Decrease) from Capital Share Transactions	(43,302)	54,344

Total Increase (Decrease) in Net Assets	(42,316)	1,103
Net Assets
Beginning of Year	283,912	282,809

End of Year	$241,596	$283,912

(1) Shares Issued and Redeemed:
Shares Issued	6,533	16,083
Shares Issued in Lieu of Cash Distributions	743	462
Shares Redeemed	(12,123)	(11,867)

Net Increase (Decrease) from Shares Issued and Redeemed	(4,847)	4,678

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.

See accompanying Notes to Financial Statements.

171

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA One-Year Fixed Income Portfolio					DFA Two-Year Global Fixed Income Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$10.01	$10.30	$10.30	$10.31	$10.24	$9.56	$9.91	$10.00	$10.03	$9.95

Income from Investment Operations (A)
Net Investment Income (Loss)	0.29	0.08	(—)	0.10	0.23	0.24	0.08	0.01	0.08	0.18
Net Gains (Losses) on Securities (Realized and Unrealized)	0.19	(0.30)	—	(0.01)	0.06	0.20	(0.41)	(0.04)	0.04	0.15

Total from Investment Operations	0.48	(0.22)	—	0.09	0.29	0.44	(0.33)	(0.03)	0.12	0.33

Less Distributions:
Net Investment Income	(0.29)	(0.07)	(—)	(0.10)	(0.22)	(0.24)	(0.02)	(0.06)	(0.15)	(0.25)

Total Distributions	(0.29)	(0.07)	—	(0.10)	(0.22)	(0.24)	(0.02)	(0.06)	(0.15)	(0.25)

Net Asset Value, End of Year	$10.20	$10.01	$10.30	$10.30	$10.31	$9.76	$9.56	$9.91	$10.00	$10.03

Total Return	4.84%	(2.10%)	0.02%	0.84%	2.90%	4.61%	(3.31%)	(0.33%)	1.23%	3.42%

Net Assets, End of Year (thousands)	$4,455,995	$5,349,458	$5,858,298	$6,655,886	$7,418,534	$4,623,499	$5,038,948	$5,693,916	$5,321,434	$5,518,420
Ratio of Expenses to Average Net Assets	0.13%	0.13%	0.17%	0.17%	0.18%	0.17%	0.16%	0.17%	0.17%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.13%	0.13%	0.17%	0.17%	0.18%	0.17%	0.16%	0.17%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	2.89%	0.79%	—	0.95%	2.22%	2.45%	0.85%	0.09%	0.80%	1.83%
Portfolio Turnover Rate	37%	67%	96%	83%	30%	31%	111%	93%	51%	59%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

172

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Selectively Hedged Global Fixed Income Portfolio					DFA Five-Year Global Fixed Income Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.82	$9.76	$9.76	$9.79	$9.60	$9.90	$10.78	$10.89	$10.96	$10.90

Income from Investment Operations (A)
Net Investment Income (Loss)	0.26	0.13	0.08	0.10	0.15	0.29	0.12	0.04	0.04	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	0.23	(0.90)	(0.08)	0.11	0.34	0.16	(0.88)	(0.15)	0.14	0.44

Total from Investment Operations	0.49	(0.77)	—	0.21	0.49	0.45	(0.76)	(0.11)	0.18	0.51

Less Distributions:
Net Investment Income	(—)	(0.17)	(—)	(0.24)	(0.30)	(0.23)	(0.12)	(—)	(0.25)	(0.45)

Total Distributions	—	(0.17)	—	(0.24)	(0.30)	(0.23)	(0.12)	—	(0.25)	(0.45)

Net Asset Value, End of Year	$9.31	$8.82	$9.76	$9.76	$9.79	$10.12	$9.90	$10.78	$10.89	$10.96

Total Return	5.60%	(8.03%)	0.03%	2.20%	5.29%	4.58%	(7.15%)	(0.98%)	1.64%	4.88%

Net Assets, End of Year (thousands)	$1,005,226	$1,019,142	$1,235,970	$1,130,900	$1,235,997	$9,623,652	$10,460,717	$13,621,273	$13,288,386	$15,555,653
Ratio of Expenses to Average Net Assets	0.16%	0.16%	0.17%	0.17%	0.18%	0.22%	0.23%	0.26%	0.26%	0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.16%	0.16%	0.17%	0.17%	0.18%	0.22%	0.23%	0.26%	0.27%	0.29%
Ratio of Net Investment Income to Average Net Assets	2.82%	1.42%	0.80%	1.01%	1.60%	2.93%	1.17%	0.39%	0.38%	0.63%
Portfolio Turnover Rate	45%	62%	94%	45%	62%	43%	111%	126%	47%	46%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

173

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA World Ex U.S. Government Fixed Income Portfolio					DFA Short-Term Government Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.20	$10.10	$10.85	$10.85	$10.45	$9.76	$10.43	$10.56	$10.57	$10.38

Income from Investment Operations (A)
Net Investment Income (Loss)	0.11	0.08	0.07	0.07	0.09	0.32	0.15	0.01	0.06	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.07)	(1.79)	(0.64)	0.37	1.08	0.15	(0.69)	(0.13)	0.01	0.19

Total from Investment Operations	0.04	(1.71)	(0.57)	0.44	1.17	0.47	(0.54)	(0.12)	0.07	0.39

Less Distributions:
Net Investment Income	(0.16)	(0.09)	(0.09)	(0.33)	(0.73)	(0.29)	(0.13)	(0.01)	(0.08)	(0.20)
Net Realized Gains	—	(0.10)	(0.09)	(0.11)	(0.04)	—	—	—	—	—

Total Distributions	(0.16)	(0.19)	(0.18)	(0.44)	(0.77)	(0.29)	(0.13)	(0.01)	(0.08)	(0.20)

Net Asset Value, End of Year	$8.08	$8.20	$10.10	$10.85	$10.85	$9.94	$9.76	$10.43	$10.56	$10.57

Total Return	0.45%	(17.33%)	(5.34%)	4.28%	11.92%	4.84%	(5.19%)	(1.15%)	0.63%	3.75%

Net Assets, End of Year (thousands)	$1,045,941	$1,118,915	$1,723,236	$1,702,457	$1,487,373	$1,492,484	$1,571,784	$1,748,372	$2,518,761	$2,306,858
Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.19%	0.20%	0.18%	0.18%	0.20%	0.20%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.20%	0.20%	0.21%	0.22%	0.22%	0.18%	0.18%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.29%	0.83%	0.70%	0.66%	0.85%	3.24%	1.53%	0.11%	0.52%	1.92%
Portfolio Turnover Rate	21%	41%	31%	41%	49%	74%	226%	58%	85%	58%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

174

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Intermediate Government Fixed Income Portfolio					DFA Short-Term Extended Quality Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$10.68	$12.79	$13.72	$12.99	$11.88	$10.06	$10.93	$10.97	$10.95	$10.68

Income from Investment Operations (A)
Net Investment Income (Loss)	0.26	0.19	0.19	0.25	0.29	0.31	0.16	0.09	0.13	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.31)	(2.00)	(0.61)	0.74	1.10	0.25	(0.90)	(0.10)	0.10	0.35

Total from Investment Operations	(0.05)	(1.81)	(0.42)	0.99	1.39	0.56	(0.74)	(0.01)	0.23	0.54

Less Distributions:
Net Investment Income	(0.23)	(0.17)	(0.17)	(0.26)	(0.28)	(0.40)	(0.12)	(0.03)	(0.21)	(0.27)
Net Realized Gains	—	(0.13)	(0.34)	—	—	—	(0.01)	—	—	—

Total Distributions	(0.23)	(0.30)	(0.51)	(0.26)	(0.28)	(0.40)	(0.13)	(0.03)	(0.21)	(0.27)

Net Asset Value, End of Year	$10.40	$10.68	$12.79	$13.72	$12.99	$10.22	$10.06	$10.93	$10.97	$10.95

Total Return	(0.51%)	(14.37%)	(3.20%)	7.67%	11.81%	5.61%	(6.81%)	(0.05%)	2.13%	5.11%

Net Assets, End of Year (thousands)	$5,242,890	$4,787,713	$6,200,229	$5,838,968	$5,611,187	$5,913,065	$6,497,061	$7,281,208	$6,246,736	$6,534,046
Ratio of Expenses to Average Net Assets	0.12%	0.11%	0.12%	0.12%	0.13%	0.20%	0.20%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.12%	0.11%	0.12%	0.12%	0.13%	0.20%	0.20%	0.22%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.36%	1.62%	1.44%	1.85%	2.28%	3.00%	1.52%	0.80%	1.20%	1.73%
Portfolio Turnover Rate	24%	22%	25%	45%	25%	34%	74%	80%	40%	51%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

175

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Intermediate-Term Extended Quality Portfolio					DFA Targeted Credit Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.81	$11.49	$11.79	$11.29	$10.11	$8.99	$10.18	$10.18	$10.19	$9.80

Income from Investment Operations (A)
Net Investment Income (Loss)	0.35	0.29	0.28	0.32	0.35	0.24	0.16	0.14	0.16	0.21
Net Gains (Losses) on Securities (Realized and Unrealized)	—	(2.49)	(0.21)	0.50	1.17	0.26	(1.08)	(0.05)	0.07	0.42

Total from Investment Operations	0.35	(2.20)	0.07	0.82	1.52	0.50	(0.92)	0.09	0.23	0.63

Less Distributions:
Net Investment Income	(0.34)	(0.29)	(0.28)	(0.32)	(0.34)	(0.29)	(0.25)	(0.09)	(0.24)	(0.24)
Net Realized Gains	—	(0.19)	(0.09)	—	—	—	(0.02)	—	(—)	—

Total Distributions	(0.34)	(0.48)	(0.37)	(0.32)	(0.34)	(0.29)	(0.27)	(0.09)	(0.24)	(0.24)

Net Asset Value, End of Year	$8.82	$8.81	$11.49	$11.79	$11.29	$9.20	$8.99	$10.18	$10.18	$10.19

Total Return	3.86%	(19.74%)	0.52%	7.37%	15.27%	5.59%	(9.17%)	0.85%	2.32%	6.51%

Net Assets, End of Year (thousands)	$1,278,871	$1,290,771	$2,073,764	$2,131,021	$1,712,376	$917,176	$866,074	$936,850	$818,911	$766,607
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.22%	0.22%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.21%	0.21%	0.22%	0.23%	0.23%	0.22%	0.22%	0.22%	0.23%	0.24%
Ratio of Net Investment Income to Average Net Assets	3.79%	2.83%	2.44%	2.80%	3.25%	2.63%	1.63%	1.41%	1.61%	2.12%
Portfolio Turnover Rate	53%	21%	43%	42%	19%	33%	39%	65%	35%	17%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

176

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Core Plus Fixed Income Portfolio					DFA Investment Grade Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Period	$8.54	$10.67	$10.91	$10.50	$9.89	$9.47	$11.60	$11.96	$11.38	$10.38

Income from Investment Operations (A)
Net Investment Income (Loss)	0.29	0.22	0.20	0.20	0.20	0.32	0.25	0.24	0.28	0.29
Net Gains (Losses) on Securities (Realized and Unrealized)	0.04	(2.07)	(0.22)	0.39	0.96	(0.08)	(2.04)	(0.36)	0.57	1.00

Total from Investment Operations	0.33	(1.85)	(0.02)	0.59	1.16	0.24	(1.79)	(0.12)	0.85	1.29

Less Distributions:
Net Investment Income	(0.28)	(0.20)	(0.19)	(0.18)	(0.55)	(0.27)	(0.24)	(0.24)	(0.27)	(0.29)
Net Realized Gains	—	(0.08)	(0.03)	—	—	—	(0.10)	(—)	—	—

Total Distributions	(0.28)	(0.28)	(0.22)	(0.18)	(0.55)	(0.27)	(0.34)	(0.24)	(0.27)	(0.29)

Net Asset Value, End of Period	$8.59	$8.54	$10.67	$10.91	$10.50	$9.44	$9.47	$11.60	$11.96	$11.38

Total Return	3.79%	(17.71%)	(0.22%)	5.69%	12.33%	2.43%	(15.69%)	(1.01%)	7.54%	12.60%

Net Assets, End of Period (thousands)	$2,593,086	$2,400,574	$3,119,475	$2,368,742	$1,521,379	$10,165,939	$9,997,470	$13,622,911	$11,162,601	$9,843,294
Ratio of Expenses to Average Net Assets *	0.24%	0.25%	0.28%	0.29%	0.30%	0.20%	0.21%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.24%	0.25%	0.28%	0.29%	0.30%	0.20%	0.21%	0.22%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	3.28%	2.28%	1.87%	1.90%	1.99%	3.23%	2.38%	2.02%	2.38%	2.69%
Portfolio Turnover Rate	33%	45%	17%	32%	14%	24%	25%	17%	22%	21%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

177

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Diversified Fixed Income Portfolio										DFA LTIP Portfolio
	Year		Year		Year		Year		Year		Year	Year	Year	Year	Year
	Ended		Ended		Ended		Ended		Ended		Ended	Ended	Ended	Ended	Ended
	Oct 31,		Oct 31,		Oct 31,		Oct 31,		Oct 31,		Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023		2022		2021		2020		2019		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$8.98		$10.13		$10.36		$10.00		$9.47		$6.56	$11.94	$12.16	$10.11	$8.47

Income from Investment Operations (A)
Net Investment Income (Loss)	0.25		0.21		0.17		0.17		0.22		0.39	0.83	0.56	0.20	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.07)		(1.07)		(0.22)		0.35		0.53		(1.29)	(5.17)	0.39	1.99	1.66

Total from Investment Operations	0.18		(0.86)		(0.05)		0.52		0.75		(0.90)	(4.34)	0.95	2.19	1.90

Less Distributions:
Net Investment Income	(0.24)		(0.21)		(0.17)		(0.16)		(0.22)		(0.31)	(0.77)	(0.52)	(0.14)	(0.22)
Net Realized Gains	—		(0.08)		(0.01)		—		—		—	(0.27)	(0.65)	—	(0.04)

Total Distributions	(0.24)		(0.29)		(0.18)		(0.16)		(0.22)		(0.31)	(1.04)	(1.17)	(0.14)	(0.26)

Net Asset Value, End of Year	$8.92		$8.98		$10.13		$10.36		$10.00		$5.35	$6.56	$11.94	$12.16	$10.11

Total Return	1.97%		(8.63%)		(0.54%)		5.26%		7.97%		(14.47%)	(38.26%)	8.30%	21.75%	22.69%

Net Assets, End of Year (thousands)	$1,680,574		$1,931,543		$2,361,921		$1,528,078		$1,064,950		$304,486	$296,218	$387,222	$290,675	$215,040
Ratio of Expenses to Average Net Assets *	0.15	%(B)	0.15	%(B)	0.15	%(B)	0.15	%(B)	0.15	%(B)	0.13%	0.13%	0.13%	0.14%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.26	%(B)	0.26	%(B)	0.26	%(B)	0.27	%(B)	0.27	%(B)	0.13%	0.13%	0.13%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.77%		2.17%		1.63%		1.61%		2.21%		5.92%	8.72%	4.86%	1.71%	2.52%
Portfolio Turnover Rate	17%		43%		2%		12%		3%		27%	60%	39%	65%	38%
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.11%		0.10%		0.11%		0.11%		0.12%		N/A	N/A	N/A	N/A	N/A

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

178

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Inflation-Protected Securities Portfolio					DFA Short-Duration Real Return Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$10.80	$13.32	$13.05	$12.03	$11.25	$10.14	$10.58	$10.05	$10.06	$9.92

Income from Investment Operations (A)
Net Investment Income (Loss)	0.43	0.94	0.61	0.19	0.25	0.32	0.17	0.12	0.17	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.48)	(2.50)	0.27	0.97	0.78	0.22	(0.51)	0.49	0.07	0.20

Total from Investment Operations	(0.05)	(1.56)	0.88	1.16	1.03	0.54	(0.34)	0.61	0.24	0.40

Less Distributions:
Net Investment Income	(0.36)	(0.95)	(0.57)	(0.13)	(0.25)	(0.17)	(0.10)	(0.08)	(0.25)	(0.26)
Net Realized Gains	—	(0.01)	(0.04)	(0.01)	—	—	—	—	—	—

Total Distributions	(0.36)	(0.96)	(0.61)	(0.14)	(0.25)	(0.17)	(0.10)	(0.08)	(0.25)	(0.26)

Net Asset Value, End of Year	$10.39	$10.80	$13.32	$13.05	$12.03	$10.51	$10.14	$10.58	$10.05	$10.06

Total Return	(0.54%)	(12.04%)	6.91%	9.69%	9.16%	5.38%	(3.21%)	6.13%	2.43%	4.16%

Net Assets, End of Year (thousands)	$5,098,223	$5,892,432	$7,223,739	$5,622,483	$4,887,736	$1,978,527	$2,171,424	$1,797,965	$1,393,554	$1,484,797
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.12%	0.12%	0.22%	0.22%	0.22%	0.23%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.11%	0.11%	0.11%	0.12%	0.12%	0.22%	0.22%	0.22%	0.23%	0.24%
Ratio of Net Investment Income to Average Net Assets	3.91%	7.59%	4.58%	1.49%	2.13%	3.07%	1.67%	1.17%	1.68%	1.98%
Portfolio Turnover Rate	9%	13%	1%	15%	28%	42%	56%	72%	44%	42%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

179

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Core Plus Real Return Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Period Apr 26, 2021Ʊ to Oct 31, 2021
Net Asset Value, Beginning of Period	$8.94	$10.44	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.27	0.19	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	0.01	(1.55)	0.40

Total from Investment Operations	0.28	(1.36)	0.48

Less Distributions:
Net Investment Income	(0.25)	(0.13)	(0.04)
Net Realized Gains	—	(0.01)	—

Total Distributions	(0.25)	(0.14)	(0.04)

Net Asset Value, End of Period	$8.97	$8.94	$10.44

Total Return	3.14%	(13.16%)	4.78	%(C)

Net Assets, End of Period (thousands)	$241,596	$283,912	$282,809
Ratio of Expenses to Average Net Assets	0.28%	0.29%	0.30	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.30%	0.35%	0.38	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	2.91%	1.90%	1.34	%(D)(E)
Portfolio Turnover Rate	37%	80%	27	%(C)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

180

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which seventeen (the “Portfolios”) are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The DFA Diversified Fixed Income Portfolio achieves its investment objective by investing directly in securities as listed on its Schedule of Investments and/or in other series of the Fund as indicated below (collectively, the “Underlying Funds”). The Underlying Funds’ shareholder reports are included in this report. As of October 31, 2023, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

Fund of Funds	Underlying Funds	Percentage Ownership at 10/31/23
DFA Diversified Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio	11%
	DFA Intermediate Government Fixed Income Portfolio	16%

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

181

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board. These securities are generally categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Underlying Funds shares held by the DFA Diversified Fixed Income Portfolio) are valued at their respective daily net asset values as reported by their administrator. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Global Core Plus Real Return Portfolio (the “International Fixed Income Portfolios”), DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio and DFA Short-Duration Real Return Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio and DFA Short-Duration Real Return Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. The DFA Selectively Hedged Global Fixed Income Portfolio may also enter into foreign currency forward contracts in order to gain exposure to foreign currencies in a more efficient manner. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Treasury Inflation-Protected Securities (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage

182

of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

4. To-Be-Announced (TBA) Commitments: TBA commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 90 days. TBA’s may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in each Portfolio’s other assets. Unsettled TBA securities are valued by an independent pricing service based on the characteristics of the securities to be delivered or received.

5. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

6. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

183

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2023, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA One-Year Fixed Income Portfolio	0.10%
DFA Two-Year Global Fixed Income Portfolio	0.14%
DFA Selectively Hedged Global Fixed Income Portfolio	0.14%
DFA Five-Year Global Fixed Income Portfolio	0.19%*
DFA World ex U.S. Government Fixed Income Portfolio	0.16%*
DFA Short-Term Government Portfolio	0.15%*
DFA Intermediate Government Fixed Income Portfolio	0.09%
DFA Short-Term Extended Quality Portfolio	0.15%*
DFA Intermediate-Term Extended Quality Portfolio	0.16%*
DFA Targeted Credit Portfolio	0.18%
DFA Global Core Plus Fixed Income Portfolio	0.21%*
DFA Investment Grade Portfolio	0.16%*
DFA Diversified Fixed Income Portfolio	0.12%
DFA LTIP Portfolio	0.10%
DFA Inflation-Protected Securities Portfolio	0.09%
DFA Short-Duration Real Return Portfolio	0.18%
DFA Global Core Plus Real Return Portfolio	0.21%*

*	Effective as of February 28, 2023, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2023	Management Fee Effective February 28, 2023
DFA Five-Year Global Fixed Income Portfolio	0.20%	0.18%
DFA World ex U.S. Government Fixed Income Portfolio	0.17%	0.16%
DFA Short-Term Government Portfolio	0.16%	0.14%
DFA Short-Term Extended Quality Portfolio	0.16%	0.15%
DFA Intermediate-Term Extended Quality Portfolio	0.17%	0.16%
DFA Global Core Plus Fixed Income Portfolio	0.22%	0.20%
DFA Investment Grade Portfolio	0.17%	0.16%
DFA Global Core Plus Real Return Portfolio	0.22%	0.21%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for each of the Portfolios will remain in effect through February 28, 2024. The Fee Waiver Agreements may only be terminated by the Fund’s Board of Directors prior to such applicable date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2023, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2023, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2023, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of the Institutional Class of a Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such

184

recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the DFA Short-Duration Real Return Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA Selectively Hedged Global Fixed Income Portfolio (1)	0.25%	—	—	—	—
DFA World ex U.S. Government Fixed Income Portfolio (1)	0.20%	—	$71	$37	$396
DFA Short-Term Government Portfolio (2)	0.20%	—	—	—	—
DFA Short-Term Extended Quality Portfolio (1)	0.20%	—	841	67	—
DFA Intermediate-Term Extended Quality Portfolio (1)	0.21%	—	156	9	81
DFA Targeted Credit Portfolio (1)	0.20%	—	2	203	579
DFA Global Core Plus Fixed Income Portfolio (3)	0.30%	—	—	—	—
DFA Investment Grade Portfolio (4)	0.21%	—	866	10	—
DFA Diversified Fixed Income Portfolio (3)	0.15%	—	—	2,108	6,658
DFA LTIP Portfolio (1)	0.15%	—	—	—	—
DFA Inflation-Protected Securities Portfolio (1)	0.20%	—	—	—	—
DFA Short-Duration Real Return Portfolio (5)	0.24%	0.18%	—	—	—
DFA Global Core Plus Real Return Portfolio (3)	0.29%	—	21	35	196

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amounts for each of DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio was 0.22%.

(2)

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed the rate reflected above for a class of the Portfolio (the “Expense Limitation Amount”).

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amount for the DFA Global Core Plus Real Return Portfolio was 0.30% of the average net assets of such class of the Portfolio on an annualized basis.

185

(4)

The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the average net assets of a class of the Portfolio (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amount for the Portfolio was 0.22% of the average net assets of such class of the Portfolio on an annualized basis.

(5)

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.18% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

Earned Income Credit:

Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2023, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
DFA Two-Year Global Fixed Income Portfolio	$34
DFA Selectively Hedged Global Fixed Income Portfolio	23
DFA Five-Year Global Fixed Income Portfolio	101
DFA World ex U.S. Government Fixed Income Portfolio	51
DFA Short-Term Extended Quality Portfolio	100
DFA Intermediate-Term Extended Quality Portfolio	2
DFA Targeted Credit Portfolio	3
DFA Global Core Plus Fixed Income Portfolio	56
DFA Investment Grade Portfolio	98
DFA LTIP Portfolio	2
DFA Global Core Plus Real Return Portfolio	14

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amount paid by the Fund to the CCO was $177 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA One-Year Fixed Income Portfolio	$197
DFA Two-Year Global Fixed Income Portfolio	146
DFA Selectively Hedged Global Fixed Income Portfolio	12
DFA Five-Year Global Fixed Income Portfolio	133
DFA World ex U.S. Government Fixed Income Portfolio	2
DFA Short-Term Government Portfolio	40

186

DFA Intermediate Government Fixed Income Portfolio	$47
DFA Short-Term Extended Quality Portfolio	28
DFA Intermediate-Term Extended Quality Portfolio	8
DFA Targeted Credit Portfolio	1
DFA Global Core Plus Fixed Income Portfolio	3
DFA Investment Grade Portfolio	14
DFA Diversified Fixed Income Portfolio	3
DFA LTIP Portfolio	—
DFA Inflation-Protected Securities Portfolio	15
DFA Short-Duration Real Return Portfolio	3
DFA Global Core Plus Real Return Portfolio	—

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA One-Year Fixed Income Portfolio	$1,015,647	$2,819,433	$434,852	$1,013,904
DFA Two-Year Global Fixed Income Portfolio	632,871	1,560,068	614,084	1,545,462
DFA Selectively Hedged Global Fixed Income Portfolio	103,194	102,988	306,584	613,533
DFA Five-Year Global Fixed Income Portfolio	1,289,221	2,392,137	1,979,390	5,586,382
DFA World ex U.S. Government Fixed Income Portfolio	83,779	86,302	144,608	245,036
DFA Short-Term Government Portfolio	953,004	1,740,604	—	—
DFA Intermediate Government Fixed Income Portfolio	1,808,100	1,172,630	—	—
DFA Short-Term Extended Quality Portfolio	566,989	926,878	1,253,651	3,458,629
DFA Intermediate-Term Extended Quality Portfolio	48,748	40,239	662,044	605,027
DFA Targeted Credit Portfolio	9,363	5,867	313,857	294,938
DFA Global Core Plus Fixed Income Portfolio	77,146	19,226	863,127	779,570
DFA Investment Grade Portfolio	872,379	1,314,092	1,448,095	1,832,320
DFA Diversified Fixed Income Portfolio	155,372	148,397	73,124	179,700
DFA LTIP Portfolio	145,956	86,870	—	—
DFA Inflation-Protected Securities Portfolio	491,499	1,176,566	—	—
DFA Short-Duration Real Return Portfolio	224,720	320,090	436,036	1,217,657
DFA Global Core Plus Real Return Portfolio	9,240	7,563	72,611	77,680

187

For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
DFA One-Year Fixed Income Portfolio
The DFA Short Term Investment Fund	$665,832	$2,567,495	$3,205,266	$78	$29	$28,168	2,435	$3,344	—

Total	$665,832	$2,567,495	$3,205,266	$78	$29	$28,168	2,435	$3,344	—

DFA Two-Year Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$33,936	$189,591	$223,103	$(3)	$8	$429	37	$277	—

Total	$33,936	$189,591	$223,103	$(3)	$8	$429	37	$277	—

DFA Selectively Hedged Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$23,288	$64,068	$84,611	$2	$9	$2,756	238	$360	—

Total	$23,288	$64,068	$84,611	$2	$9	$2,756	238	$360	—

DFA Five-Year Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$31,698	$173,669	$205,251	$(1)	$11	$126	11	$389	—

Total	$31,698	$173,669	$205,251	$(1)	$11	$126	11	$389	—

DFA Short-Term Extended Quality Portfolio
The DFA Short Term Investment Fund	$77,101	$294,760	$361,786	—	$29	$10,104	874	$1,674	—

Total	$77,101	$294,760	$361,786	—	$29	$10,104	874	$1,674	—

DFA Intermediate-Term Extended Quality Portfolio
The DFA Short Term Investment Fund	$44,981	$227,944	$229,122	$(11)	$16	$43,808	3,787	$2,176	—

Total	$44,981	$227,944	$229,122	$(11)	$16	$43,808	3,787	$2,176	—

DFA Targeted Credit Portfolio
The DFA Short Term Investment Fund	$26,782	$122,985	$139,142	$5	$8	$10,638	920	$693	—

Total	$26,782	$122,985	$139,142	$5	$8	$10,638	920	$693	—

188

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
DFA Global Core Plus Fixed Income Portfolio
The DFA Short Term Investment Fund	$57,224	$331,731	$299,920	$12	$22	$89,069	7,700	—	—

Total	$57,224	$331,731	$299,920	$12	$22	$89,069	7,700	—	—

DFA Investment Grade Portfolio
The DFA Short Term Investment Fund	$652,171	$1,237,525	$1,452,828	$25	$300	$437,193	37,797	$25,177	—

Total	$652,171	$1,237,525	$1,452,828	$25	$300	$437,193	37,797	$25,177	—

DFA Diversified Fixed Income Portfolio
DFA Intermediate Government Fixed Income Portfolio	$974,424	$73,125	$179,700	$(47,225)	$23,463	$844,087	81,162	$20,624	—
DFA Two-Year Global Fixed Income Portfolio	585,448	20,433	109,150	(3,226)	15,083	508,588	52,109	14,133	—
The DFA Short Term Investment Fund	27,162	50,750	77,914	—	2	—	—	—	—

Total	$1,587,034	$144,308	$366,764	$(50,451)	$38,548	$1,352,675	133,271	$34,757	—

DFA Short-Duration Real Return Portfolio
The DFA Short Term Investment Fund	$70,378	$124,177	$184,008	$18	$29	$10,594	916	$850	—

Total	$70,378	$124,177	$184,008	$18	$29	$10,594	916	$850	—

DFA Global Core Plus Real Return Portfolio
The DFA Short Term Investment Fund	$2,067	$27,849	$26,083	$1	—	$3,834	331	$126	—

Total	$2,067	$27,849	$26,083	$1	—	$3,834	331	$126	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains

189

tax, net foreign currency gains/losses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, distributions received from real estate investment trusts and distribution redesignations, and bond amortization, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA One-Year Fixed Income Portfolio
2022	$41,461	—	—	$41,461
2023	139,456	—	—	139,456
DFA Two-Year Global Fixed Income Portfolio
2022	13,251	—	—	13,251
2023	118,218	—	—	118,218
DFA Selectively Hedged Global Fixed Income Portfolio
2022	21,454	—	—	21,454
2023	454	—	—	454
DFA Five-Year Global Fixed Income Portfolio
2022	138,146	—	—	138,146
2023	223,411	—	—	223,411
DFA World ex U.S. Government Fixed Income Portfolio
2022	14,658	$16,048	—	30,706
2023	20,060	—	—	20,060
DFA Short-Term Government Portfolio
2022	21,142	—	—	21,142
2023	44,032	—	—	44,032
DFA Intermediate Government Fixed Income Portfolio
2022	78,465	63,393	—	141,858
2023	108,613	—	—	108,613
DFA Short-Term Extended Quality Portfolio
2022	75,449	9,077	—	84,526
2023	236,492	—	—	236,492
DFA Intermediate-Term Extended Quality Portfolio
2022	46,253	34,961	—	81,214
2023	46,186	—	—	46,186
DFA Targeted Credit Portfolio
2022	23,056	1,914	—	24,970
2023	29,651	—	—	29,651
DFA Global Core Plus Fixed Income Portfolio
2022	62,263	21,555	—	83,818
2023	78,104	—	—	78,104
DFA Investment Grade Portfolio
2022	274,726	116,617	—	391,343
2023	282,362	—	—	282,362
DFA Diversified Fixed Income Portfolio
2022	48,872	17,880	—	66,752
2023	50,318	—	—	50,318

190

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA LTIP Portfolio
2022	$28,431	$8,721	—	$37,152
2023	15,322	—	—	15,322
DFA Inflation-Protected Securities Portfolio
2022	524,096	3,670	—	527,766
2023	184,142	—	—	184,142
DFA Short-Duration Real Return Portfolio
2022	18,197	—	—	18,197
2023	36,318	—	—	36,318
DFA Global Core Plus Real Return Portfolio
2022	4,464	—	—	4,464
2023	6,778	—	—	6,778

As of October 31, 2023, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA One-Year Fixed Income Portfolio	$(5,624)	—	$(5,624)
DFA Two-Year Global Fixed Income Portfolio	(12,238)	—	(12,238)
DFA Selectively Hedged Global Fixed Income Portfolio	(2,873)	—	(2,873)
DFA Five-Year Global Fixed Income Portfolio	(28,982)	—	(28,982)
DFA World ex U.S. Government Fixed Income Portfolio	(4,347)	—	(4,347)
DFA Short-Term Government Portfolio	(1,793)	—	(1,793)
DFA Intermediate Government Fixed Income Portfolio	(3,412)	—	(3,412)
DFA Short-Term Extended Quality Portfolio	(19,142)	—	(19,142)
DFA Intermediate-Term Extended Quality Portfolio	(1,446)	—	(1,446)
DFA Targeted Credit Portfolio	(1,942)	—	(1,942)
DFA Global Core Plus Fixed Income Portfolio	(9,361)	—	(9,361)
DFA Investment Grade Portfolio	(14,029)	—	(14,029)
DFA Diversified Fixed Income Portfolio	(1,231)	—	(1,231)
DFA LTIP Portfolio	(631)	—	(631)
DFA Inflation-Protected Securities Portfolio	(11,407)	—	(11,407)
DFA Short-Duration Real Return Portfolio	(7,087)	—	(7,087)
DFA Global Core Plus Real Return Portfolio	(778)	—	(778)

191

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed				Total Net
	Net Investment				Distributable
	Income and	Undistributed		Unrealized	Earnings
	Short-Term	Long-Term	Capital Loss	Appreciation	(Accumulated
	Capital Gains	Capital Gains	Carryforwards	(Depreciation)	Losses)
DFA One-Year Fixed Income Portfolio	—	—	$(83,516)	$(8,476)	$(91,992)
DFA Two-Year Global Fixed Income Portfolio	$52,814	—	(170,012)	(23,829)	(141,027)
DFA Selectively Hedged Global Fixed Income Portfolio	30,430	—	(130,889)	(18,357)	(118,816)
DFA Five-Year Global Fixed Income Portfolio	163,128	—	(1,131,737)	(48,979)	(1,017,588)
DFA World ex U.S. Government Fixed Income Portfolio	24,552	—	(98,568)	(251,749)	(325,765)
DFA Short-Term Government Portfolio	5,973	—	(141,092)	656	(134,463)
DFA Intermediate Government Fixed Income Portfolio	14,781	—	(327,858)	(737,261)	(1,050,338)
DFA Short-Term Extended Quality Portfolio	10,645	—	(375,485)	(115,899)	(480,739)
DFA Intermediate-Term Extended Quality Portfolio	2,176	—	(181,197)	(192,841)	(371,862)
DFA Targeted Credit Portfolio	—	—	(39,652)	(40,102)	(79,754)
DFA Global Core Plus Fixed Income Portfolio	52,009	—	(320,523)	(347,714)	(616,228)
DFA Investment Grade Portfolio	74,190	—	(717,002)	(1,374,092)	(2,016,904)
DFA Diversified Fixed Income Portfolio	1,602	—	(63,372)	(196,195)	(257,965)
DFA LTIP Portfolio	3,795	—	(8,785)	(204,771)	(209,761)
DFA Inflation-Protected Securities Portfolio	25,322	—	(146,741)	(841,569)	(962,988)
DFA Short-Duration Real Return Portfolio	54,987	—	(50,582)	34,778	39,183
DFA Global Core Plus Real Return Portfolio	4,461	—	(25,434)	(24,477)	(45,450)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA One-Year Fixed Income Portfolio	$83,516	$83,516
DFA Two-Year Global Fixed Income Portfolio	170,012	170,012
DFA Selectively Hedged Global Fixed Income Portfolio	130,889	130,889
DFA Five-Year Global Fixed Income Portfolio	1,131,737	1,131,737
DFA World ex U.S. Government Fixed Income Portfolio	98,568	98,568
DFA Short-Term Government Portfolio	141,092	141,092
DFA Intermediate Government Fixed Income Portfolio	327,858	327,858
DFA Short-Term Extended Quality Portfolio	375,485	375,485

192

	Unlimited	Total
DFA Intermediate-Term Extended Quality Portfolio	$181,197	$181,197
DFA Targeted Credit Portfolio	39,652	39,652
DFA Global Core Plus Fixed Income Portfolio	320,523	320,523
DFA Investment Grade Portfolio	717,002	717,002
DFA Diversified Fixed Income Portfolio	63,372	63,372
DFA LTIP Portfolio	8,785	8,785
DFA Inflation-Protected Securities Portfolio	146,741	146,741
DFA Short-Duration Real Return Portfolio	50,582	50,582
DFA Global Core Plus Real Return Portfolio	25,434	25,434

During the year ended October 31, 2023, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA One-Year Fixed Income Portfolio	$4,488,611	$1,231	$(9,706)	$(8,475)
DFA Two-Year Global Fixed Income Portfolio	4,599,924	10,965	(34,398)	(23,433)
DFA Selectively Hedged Global Fixed Income Portfolio	1,013,677	3,184	(21,470)	(18,286)
DFA Five-Year Global Fixed Income Portfolio	9,614,655	56,898	(105,037)	(48,139)
DFA World ex U.S. Government Fixed Income Portfolio	1,276,323	1,138	(252,661)	(251,523)
DFA Short-Term Government Portfolio	1,532,505	1,104	(449)	655
DFA Intermediate Government Fixed Income Portfolio	5,923,600	—	(737,262)	(737,262)
DFA Short-Term Extended Quality Portfolio	5,979,333	23,912	(139,542)	(115,630)
DFA Intermediate-Term Extended Quality Portfolio	1,498,655	106	(192,884)	(192,778)
DFA Targeted Credit Portfolio	958,843	7,741	(47,771)	(40,030)
DFA Global Core Plus Fixed Income Portfolio	3,221,495	1,217	(348,578)	(347,361)
DFA Investment Grade Portfolio	11,834,369	3,758	(1,377,638)	(1,373,880)
DFA Diversified Fixed Income Portfolio	1,878,347	—	(196,195)	(196,195)
DFA LTIP Portfolio	507,028	—	(204,771)	(204,771)
DFA Inflation-Protected Securities Portfolio	5,933,556	—	(841,569)	(841,569)
DFA Short-Duration Real Return Portfolio	1,937,291	91,422	(56,561)	34,861
DFA Global Core Plus Real Return Portfolio	288,209	9,821	(34,269)	(24,448)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

193

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

2. Inflation Protection Risks: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio and DFA Global Core Plus Real Return Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the inflation-protected securities held by a Portfolio may not pay income and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a Portfolio’s value. For example, if interest rates rise due to reasons other than inflation, the Portfolio’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to a Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by Portfolios.

3. Forward Currency Contracts: The Portfolios listed below may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

4. Swap Agreements: The Portfolios noted below may enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the Portfolios to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the Portfolios from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

194

Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio’s portfolio. To the extent that a Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor.

5. Repurchase Agreements: The Portfolios may engage in repurchase agreement transactions with institutions that the Advisor has determined are creditworthy. The Portfolios, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Portfolios and the counterparty. The counterparty will be required to maintain collateral with a value at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delay or restrictions upon the Portfolios’ ability to dispose of the collateral and a possible decline in the value of the collateral during the period while the Portfolios seek to assert its rights.

Repurchase agreements (“RA”) permit the Portfolios, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the RA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the RA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the RA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the RA counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolios’ obligation under bankruptcy law to return the excess to the counterparty.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2023 was as follows (amounts in thousands):

	Forward Currency Contracts*	Swap Contracts**
DFA Two-Year Global Fixed Income Portfolio	$2,598,897	$—
DFA Selectively Hedged Global Fixed Income Portfolio	485,074	—
DFA Five-Year Global Fixed Income Portfolio	6,391,512	—
DFA World ex U.S. Government Fixed Income Portfolio	1,382,117	—
DFA Short-Term Extended Quality Portfolio	1,757,667	—

195

	Forward Currency Contracts*	Swap Contracts**
DFA Intermediate-Term Extended Quality Portfolio	$103,381	$—
DFA Targeted Credit Portfolio	343,454	—
DFA Global Core Plus Fixed Income Portfolio	1,565,793	—
DFA Investment Grade Portfolio	743,480	—
DFA Short-Duration Real Return Portfolio	680,341	1,941,154
DFA Global Core Plus Real Return Portfolio	148,057	238,308

*	Average amount of Currency Purchased/Sold in USD.
**	Average Notional Value of agreements.

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2023 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2023	Forward Currency Contracts (1)	Swap Contracts (2)
DFA Two-Year Global Fixed Income Portfolio	$12,076	$12,076	—
DFA Selectively Hedged Global Fixed Income Portfolio	2,609	2,609	—
DFA Five-Year Global Fixed Income Portfolio	27,980	27,980	—
DFA World ex U.S. Government Fixed Income Portfolio	5,086	5,086	—
DFA Short-Term Extended Quality Portfolio	13,460	13,460	—
DFA Intermediate-Term Extended Quality Portfolio	640	640	—
DFA Targeted Credit Portfolio	1,978	1,978	—
DFA Global Core Plus Fixed Income Portfolio	6,100	6,100	—
DFA Investment Grade Portfolio	2,048	2,048	—
DFA Short-Duration Real Return Portfolio	76,275	2,573	$73,702
DFA Global Core Plus Real Return Portfolio	10,060	393	9,667

	Liability Derivatives Value
	Total Value at October 31, 2023	Forward Currency Contracts (3)	Swap Contracts (4)
DFA Two-Year Global Fixed Income Portfolio	$(1,821)	$(1,821)	—
DFA Selectively Hedged Global Fixed Income Portfolio	(236)	(236)	—
DFA Five-Year Global Fixed Income Portfolio	(6,892)	(6,892)	—
DFA World ex U.S. Government Fixed Income Portfolio	(1,323)	(1,323)	—
DFA Short-Term Extended Quality Portfolio	(1,196)	(1,196)	—
DFA Intermediate-Term Extended Quality Portfolio	(200)	(200)	—
DFA Targeted Credit Portfolio	(397)	(397)	—
DFA Global Core Plus Fixed Income Portfolio	(1,934)	(1,934)	—
DFA Investment Grade Portfolio	(3,353)	(3,353)	—
DFA Short-Duration Real Return Portfolio	(1,464)	(675)	$(789)
DFA Global Core Plus Real Return Portfolio	(117)	(112)	(5)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Swap Contracts.
(3)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Swap Contracts.

196

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2023 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
		Forward
		Currency	Swap
	Total	Contracts (1)	Contracts (2)
DFA Two-Year Global Fixed Income Portfolio	$(16,578)	$(16,578)	—
DFA Selectively Hedged Global Fixed Income Portfolio	3,483	3,483	—
DFA Five-Year Global Fixed Income Portfolio	(175,028)	(175,028)	—
DFA World ex U.S. Government Fixed Income Portfolio	(49,426)	(49,426)	—
DFA Short-Term Extended Quality Portfolio	(5,758)	(5,758)	—
DFA Intermediate-Term Extended Quality Portfolio	9,993	9,993	—
DFA Targeted Credit Portfolio	201	201	—
DFA Global Core Plus Fixed Income Portfolio	(25,248)	(25,248)	—
DFA Investment Grade Portfolio	32,990	32,990	—
DFA Short-Duration Real Return Portfolio	31,261	(7,739)	$39,000
DFA Global Core Plus Real Return Portfolio	8,213	—	8,213

	Change in Unrealized Appreciation (Depreciation) on Derivatives
		Forward
		Currency	Swap
	Total	Contracts (3)	Contracts (4)
DFA Two-Year Global Fixed Income Portfolio	$11,000	$11,000	—
DFA Selectively Hedged Global Fixed Income Portfolio	135	135	—
DFA Five-Year Global Fixed Income Portfolio	31,001	31,001	—
DFA World ex U.S. Government Fixed Income Portfolio	5,366	5,366	—
DFA Short-Term Extended Quality Portfolio	6,303	6,303	—
DFA Intermediate-Term Extended Quality Portfolio	440	440	—
DFA Targeted Credit Portfolio	1,825	1,825	—
DFA Global Core Plus Fixed Income Portfolio	(622)	(622)	—
DFA Investment Grade Portfolio	(1,712)	(1,712)	—
DFA Short-Duration Real Return Portfolio	(42,607)	828	$(43,435)
DFA Global Core Plus Real Return Portfolio	(9,921)	(954)	(8,967)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

197

Offsetting of Derivative Assets and Derivative Liabilities:

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Portfolios are subject to master netting agreements (“MNA”) with certain counterparties that govern the terms of derivative transactions and reduce the counterparty risk associated with such transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different MNA, possibly resulting in the need for multiple agreements with a single counterparty. As the MNA’s are specific to unique operations of different asset types, they allow each Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single MNA with a counterparty. Certain MNA’s contain provisions which allow for the net settlement of receivable and payable positions with the same counterparty if defined conditions are met.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2023 (amounts in thousands):

		Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)

	Assets						Liabilities
DFA Two-Year Global Fixed Income Portfolio
Barclays Capital	$1,553	$1,553	—	—	—	$1,553	—	—	—	—	—	—
State Street Bank and Trust	4,187	4,187	$(690)	—	—	3,497	$690	$690	$(690)	—	—	—
Bank of New York Mellon	298	298	—	—	—	298	—	—	—	—	—	—
Citibank, N.A.	2,523	2,523	—	—	—	2,523	—	—	—	—	—	—
UBS AG	1,508	1,508	(401)	—	—	1,107	401	401	(401)	—	—	—
HSBC Bank	1,043	1,043	(681)	—	—	362	681	681	(681)	—	—	—
Morgan Stanley and Co. International	449	449	(48)	—	—	401	48	48	(48)	—	—	—
Bank of America Corp.	368	368	—	—	—	368	—	—	—	—	—	—
Societe Generale	146	146	—	—	—	146	—	—	—	—	—	—

Total	$12,075	$12,075	$(1,820)	—	—	$10,255	$1,820	$1,820	$(1,820)	—	—	—

198

		Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)

	Assets						Liabilities
DFA Selectively Hedged Global Fixed Income Portfolio
State Street Bank and Trust	$1,986	$1,986	$(129)	—	—	$1,857	$129	$129	$(129)	—	—	—
HSBC Bank	258	258	—	—	—	258	—	—	—	—	—	—
Citibank, N.A.	188	188	(23)	—	—	165	23	23	(23)	—	—	—
Royal Bank of Scotland	58	58	(55)	—	—	3	55	55	(55)	—	—	—
Barclays Capital	—	—	—	—	—	—	21	21	—	—	—	$21
UBS AG	38	38	(7)	—	—	31	7	7	(7)	—	—	—
Bank of America Corp.	79	79	—	—	—	79	—	—	—	—	—	—

Total	$2,607	$2,607	$(214)	—	—	$2,393	$235	$235	$(214)	—	—	$21

DFA Five-Year Global Fixed Income Portfolio
Bank of America Corp.	$5,963	$5,963	$(333)	—	—	$5,630	$333	$333	$(333)	—	—	—
HSBC Bank	3,038	3,038	(1,763)	—	—	1,275	1,763	1,763	(1,763)	—	—	—
Bank of New York Mellon	853	853	(310)	—	—	543	310	310	(310)	—	—	—
Barclays Capital	3,195	3,195	(504)	—	—	2,691	504	504	(504)	—	—	—
State Street Bank and Trust	9,849	9,849	(3,300)	—	—	6,549	3,300	3,300	(3,300)	—	—	—
Citibank, N.A.	2,061	2,061	(478)	—	—	1,583	478	478	(478)	—	—	—
Morgan Stanley and Co. International	1,742	1,742	—	—	—	1,742	—	—	—	—	—	—
UBS AG	1,109	1,109	(146)	—	—	963	146	146	(146)	—	—	—
Royal Bank of Canada	170	170	(58)	—	—	112	58	58	(58)	—	—	—

Total	$27,980	$27,980	$(6,892)	—	—	$21,088	$6,892	$6,892	$(6,892)	—	—	—

DFA World ex U.S. Government Fixed Income Portfolio
State Street Bank and Trust	$2,634	$2,634	$(180)	—	—	$2,454	$180	$180	$(180)	—	—	—
HSBC Bank	620	620	(620)	—	—	—	681	681	(620)	—	—	$61
Morgan Stanley and Co. International	—	—	—	—	—	—	242	242	—	—	—	242
Citibank, N.A.	—	—	—	—	—	—	153	153	—	—	—	153
Bank of America Corp.	511	511	(41)	—	—	470	41	41	(41)	—	—	—
Bank of New York Mellon	725	725	(7)	—	—	718	7	7	(7)	—	—	—
Barclays Capital	594	594	(14)	—	—	580	14	14	(14)	—	—	—
Royal Bank of Canada	—	—	—	—	—	—	4	4	—	—	—	4
Australia and New Zealand Bank	1	1	—	—	—	1	—	—	—	—	—	—

Total	$5,085	$5,085	$(862)	—	—	$4,223	$1,322	$1,322	$(862)	—	—	$460

199

		Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)

	Assets						Liabilities
DFA Short-Term Extended Quality Portfolio
Bank of America Corp.	$3,740	$3,740	$(42)	—	—	$3,698	$42	$42	$(42)	—	—	—
HSBC Bank	790	790	—	—	—	790	—	—	—	—	—	—
State Street Bank and Trust	6,138	6,138	(707)	—	—	5,431	707	707	(707)	—	—	—
Citibank, N.A.	1,557	1,557	—	—	—	1,557	—	—	—	—	—	—
Barclays Capital	907	907	(226)	—	—	681	226	226	(226)	—	—	—
UBS AG	132	132	(35)	—	—	97	35	35	(35)	—	—	—
Royal Bank of Canada	—	—	—	—	—	—	53	53	—	—	—	$53
Societe Generale	196	196	—	—	—	196	—	—	—	—	—	—
Bank of New York Mellon	—	—	—	—	—	—	133	133	—	—	—	133

Total	$13,460	$13,460	$(1,010)	—	—	$12,450	$1,196	$1,196	$(1,010)	—	—	$186

DFA Intermediate-Term Extended Quality Portfolio
State Street Bank and Trust	$377	$377	$(136)	—	—	$241	$136	$136	$(136)	—	—	—
UBS AG	149	149	(41)	—	—	108	41	41	(41)	—	—	—
HSBC Bank	108	108	(10)	—	—	98	10	10	(10)	—	—	—
Citibank, N.A.	1	1	(1)	—	—	—	2	2	(1)	—	—	$1
Royal Bank of Canada	—	—	—	—	—	—	11	11	—	—	—	11
Bank of America Corp.	4	4	—	—	—	4	—	—	—	—	—	—

Total	$639	$639	$(188)	—	—	$451	$200	$200	$(188)	—	—	$12

DFA Targeted Credit Portfolio
HSBC Bank	$992	$992	—	—	—	$992	—	—	—	—	—	—
State Street Bank and Trust	635	635	$(397)	—	—	238	$397	$397	$(397)	—	—	—
Morgan Stanley and Co. International	349	349	—	—	—	349	—	—	—	—	—	—
Citibank, N.A.	2	2	—	—	—	2	—	—	—	—	—	—

Total	$1,978	$1,978	$(397)	—	—	$1,581	$397	$397	$(397)	—	—	—

DFA Global Core Plus Fixed Income Portfolio
Citibank, N.A.	$1,063	$1,063	$(185)	—	—	$878	$185	$185	$(185)	—	—	—
State Street Bank and Trust	3,848	3,848	(673)	—	—	3,175	673	673	(673)	—	—	—
Morgan Stanley and Co. International	141	141	—	—	—	141	—	—	—	—	—	—
HSBC Bank	507	507	(488)	—	—	19	488	488	(488)	—	—	—
UBS AG	297	297	(21)	—	—	276	21	21	(21)	—	—	—
Societe Generale	244	244	(244)	—	—	—	551	551	(244)	—	—	$307
Royal Bank of Canada	—	—	—	—	—	—	15	15	—	—	—	15

Total	$6,100	$6,100	$(1,611)	—	—	$4,489	$1,933	$1,933	$(1,611)	—	—	$322

200

		Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)

	Assets						Liabilities
DFA Investment Grade Portfolio
Barclays Capital	$797	$797	—	—	—	$797	—	—	—	—	—	—
State Street Bank and Trust	802	802	$(802)	—	—	—	$1,845	$1,845	$(802)	—	—	$1,043
Bank of America Corp.	—	—	—	—	—	—	498	498	—	—	—	498
HSBC Bank	12	12	(12)	—	—	—	97	97	(12)	—	—	85
Citibank, N.A.	—	—	—	—	—	—	6	6	—	—	—	6
Morgan Stanley and Co. International	—	—	—	—	—	—	139	139	—	—	—	139
UBS AG	10	10	—	—	—	10	—	—	—	—	—	—
Societe Generale	427	427	(427)	—	—	—	768	768	(427)	—	—	341

Total	$2,048	$2,048	$(1,241)	—	—	$807	$3,353	$3,353	$(1,241)	—	—	$2,112

DFA Short-Duration Real Return Portfolio
Citibank, N.A.	$18,534	$18,534	$(345)	—	$(18,189)	—	$345	$345	$(345)	—	—	—
Bank of America Corp.	20,715	20,715	(177)	$(20,538)	—	—	177	177	(177)	—	—	—
Deutsche Bank AG	32,295	32,295	(175)	—	(32,120)	—	175	175	(175)	—	—	—
Morgan Stanley and Co. International	2,459	2,459	(138)	—	—	$2,321	138	138	(138)	—	—	—
Australia and New Zealand Bank	278	278	—	—	—	278	—	—	—	—	—	—
State Street Bank and Trust	1,788	1,788	(414)	—	—	1,374	414	414	(414)	—	—	—
Barclays Capital	206	206	(130)	—	—	76	130	130	(130)	—	—	—
Bank of New York Mellon	—	—	—	—	—	—	85	85	—	—	—	$85

Total	$76,275	$76,275	$(1,379)	$(20,538)$	(50,309)$	4,049	$1,464	$1,464	$(1,379)	—	—	$85

DFA Global Core Plus Real Return Portfolio
Bank of America Corp.	$6,065	$6,065	$(5)	$(6,060)	—	—	$5	$5	$(5)	—	—	—
Deutsche Bank AG	3,175	3,175	—	—	$(3,175)	—	—	—	—	—	—	—
Morgan Stanley and Co. International	475	475	(18)	—	(457)	—	18	18	(18)	—	—	—
Citibank, N.A.	129	129	—	—	—	$129	—	—	—	—	—	—
State Street Bank and Trust	140	140	(68)	—	—	72	68	68	(68)	—	—	—
HSBC Bank	31	31	—	—	—	31	—	—	—	—	—	—
UBS AG	44	44	(26)	—	—	18	26	26	(26)	—	—	—

Total	$10,059	$10,059	$(117)	$(6,060)	$(3,632)	$250	$117	$117	$(117)	—	—	—

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

201

Note I contains information regarding securities lending amounts that are subject to netting arrangements.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2023.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2023, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2023
DFA Diversified Fixed Income Portfolio	Borrower	5.69%	$73,814	1	$12	$73,814	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023 that the Portfolio utilized the interfund lending program.

I. Securities Lending:

Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market

202

value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA One-Year Fixed Income Portfolio
Agency Obligations, Bonds, U.S. Treasury Obligations	$28,306	—	—	—	$28,306
DFA Two-Year Global Fixed Income Portfolio
Bonds	462	—	—	—	462
DFA Selectively Hedged Global Fixed Income Portfolio
Bonds	2,758	—	—	—	2,758
DFA Five-Year Global Fixed Income Portfolio
Bonds	205	—	—	—	205
DFA Short-Term Extended Quality Portfolio
Bonds, U.S. Treasury Obligations	10,123	—	—	—	10,123
DFA Intermediate-Term Extended Quality Portfolio
Agency Obligations, Bonds	43,875	—	—	—	43,875
DFA Targeted Credit Portfolio
Bonds	10,643	—	—	—	10,643
DFA Global Core Plus Fixed Income Portfolio
Bonds	89,096	—	—	—	89,096
DFA Investment Grade Portfolio
Agency Obligations, Bonds	437,586	—	—	—	437,586

203

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Short-Duration Real Return Portfolio
Bonds	$10,583	—	—	—	$10,583
DFA Global Core Plus Real Return Portfolio
Bonds	3,832	—	—	—	3,832

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Portfolios’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolios until the 2024 annual shareholder reports, and will have no effect on the Portfolios’ accounting policies or financial statements.

L. Other:

As of October 31, 2023, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA One-Year Fixed Income Portfolio	3	75%
DFA Two-Year Global Fixed Income Portfolio	4	82%

204

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Selectively Hedged Global Fixed Income Portfolio	2	83%
DFA Five-Year Global Fixed Income Portfolio	2	80%
DFA World ex U.S. Government Fixed Income Portfolio	4	85%
DFA Short-Term Government Portfolio	4	90%
DFA Intermediate Government Fixed Income Portfolio	3	85%
DFA Short-Term Extended Quality Portfolio	3	80%
DFA Intermediate-Term Extended Quality Portfolio	2	84%
DFA Targeted Credit Portfolio	2	91%
DFA Global Core Plus Fixed Income Portfolio	4	91%
DFA Investment Grade Portfolio	3	79%
DFA Diversified Fixed Income Portfolio	2	94%
DFA LTIP Portfolio	8	91%
DFA Inflation-Protected Securities Portfolio	2	44%
DFA Short-Duration Real Return Portfolio	3	83%
DFA Global Core Plus Real Return Portfolio	2	93%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

205

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the seventeen portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (seventeen of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For each of the periods indicated therein
DFA Selectively Hedged Global Fixed Income Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio
DFA Short-Term Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio
DFA Targeted Credit Portfolio
DFA Global Core Plus Fixed Income Portfolio
DFA Investment Grade Portfolio
DFA Diversified Fixed Income Portfolio
DFA LTIP Portfolio
DFA Inflation-Protected Securities Portfolio
DFA Short-Duration Real Return Portfolio
DFA Global Core Plus Real Return Portfolio

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330-3000, www.pwc.com/us

206

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330-3000, www.pwc.com/us

207

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Two-Year Fixed Income Portfolio vs.

ICE BofA 1-3 Year US Corporate & Government Index

October 31, 2013-October 31, 2023

DFA Two-Year Government Portfolio vs.

ICE BofA 1-3 Year US Treasury & Agency Index

October 31, 2013-October 31, 2023

208

MANAGEMENT’S DISCUSSION AND ANALYSIS

Fixed Income Market Review	12 Months Ended October 31, 2023

Bond yields generally increased in the U.S. during the 12 months ended October 31, 2023. Longer-term government bonds generally underperformed shorter-term government bonds for the period. Bond yields also generally increased across global developed markets, resulting in the general underperformance of longer-term government bonds across global developed markets as well.

Long-term bond indices generally underperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2023. For example, the Bloomberg Global Treasury Bond Index 1-3 Years (hedged to USD) returned 3.63%, while the Bloomberg Global Treasury Bond Index 10+ Years (hedged to USD) returned -4.02%. Within the U.S., the Bloomberg U.S. Treasury Bond Index 1-3 Years returned 2.89%, while the Bloomberg U.S. Treasury Bond Index 10+ Years returned -8.50%.

	October 31, 2022	October 31, 2023	Change
One-Month Treasury Bill (yield)	3.73%	5.56%	1.83%
Ten-Year U.S. Treasury Notes (yield)	4.10%	4.88%	0.78%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields.

During the period under review, within the taxable bond market, the ultrashort- and short-term Portfolios employing a variable maturity approach were generally positioned toward the shorter end of their eligible maturity ranges as short-term bonds generally exhibited higher expected returns, reflecting a generally flat to inverted ultrashort- to short-term segment of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach focused on a combination of short- and long-term securities as certain eligible yield curves were generally flat to inverted in their short-term segments but were slightly upwardly sloped in their intermediate- to long-term segments. Realized term premiums were negative during the period.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing higher expected credit premiums.

Credit spreads were relatively wide over the period, indicating larger expected credit premiums. As a result, the variable credit Portfolios generally maintained their allocations to single-A, BBB, and where allowable and appropriate, BB rated bonds during the period, but were generally below their maximum allowable weights. Realized credit premiums were positive, as corporate bonds outperformed their government bond counterparts. Both corporate and government bonds outperformed securitized bonds during the period.

209

For the tax-exempt market, Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration ranges, reflecting the relatively flat slope of eligible municipal curves during the period. Realized term premiums were mixed for municipal securities during the period, with intermediate-term municipal bonds generally underperforming shorter- and longer-term municipal bonds.

DFA Two-Year Fixed Income Portfolio

The DFA Two-Year Fixed Income Portfolio is designed to maximize total returns consistent with preservation of capital by investing in high-quality fixed income securities maturing in three years or less. The weighted average maturity of the Portfolio will not exceed two years. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was 0.21 year as of October 31, 2023, compared to 1.22 years as of October 31, 2022. The weighted average duration of the benchmark was 1.82 years as of October 31, 2023, compared to 1.84 years as of October 31, 2022.

For the 12 months ended October 31, 2023, total returns were 4.74% for the Portfolio and 3.30% for the ICE BofA 1-3 Year U.S. Corporate & Government Index, the Portfolio’s benchmark. At the beginning of the period, the U.S. Treasury yield curve was generally upwardly sloped along the Portfolio’s eligible maturity segment. However, during the period, the yield curve fully inverted, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased to the shorter end of its eligible range. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities with maturities shorter than one-year, and underweight to longer-term securities, contributed positively to relative performance.

DFA Two-Year Government Portfolio

The DFA Two-Year Government Portfolio is designed to maximize total returns consistent with preservation of capital by investing in securities of the U.S. government and its agencies maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years). The Portfolio also maintains an average portfolio maturity of two years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was 0.14 year as of October 31, 2023, compared to 1.03 years as of October 31, 2022. The weighted average duration of the benchmark was 1.80 years as of October 31, 2023, compared to 1.81 years as of October 31, 2022.

210

For the 12 months ended October 31, 2023, total returns were 4.92% for the Portfolio and 2.94% for the ICE BofA 1-3 Year U.S. Treasury & Agency Index, the Portfolio’s benchmark. At the beginning of the period, the U.S. Treasury yield curve was generally upwardly sloped along the Portfolio’s eligible maturity segment. However, during the period, the yield curve fully inverted, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased to the shorter end of its eligible range. Realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities with maturities shorter than one-year, and underweight to longer-term securities, contributed positively to relative performance.

211

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLES

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Two-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,024.30	0.21%	$1.07
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

212

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Two-Year Government Portfolio
Actual Fund Return	$1,000.00	$1,025.70	0.17%	$0.87
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

213

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on October 19, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

DFA Two-Year Fixed Income Portfolio
Communications	0.8%
Consumer, Cyclical	14.0%
Consumer, Non-cyclical	0.8%
Energy.	2.7%
Financials	35.8%
Foreign Government	20.2%
Supranational.	7.6%
U.S. Government	18.1%

100.0%

DFA Two-Year Government Portfolio
U.S. Government	100.0%

100.0%

214

DFA TWO-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

		Face
		Amount	Value†
		(000)
AGENCY OBLIGATIONS — (0.4%)
Federal Home Loan Bank Discount Notes
	5.295%, 02/06/24	500	$493,013

BONDS — (52.7%)
Agence Francaise de Developpement EPIC
	3.125%, 06/30/24	2,200	2,161,591
Amazon.com, Inc.
	2.730%, 04/13/24	1,000	986,793
Asian Development Bank
	1.625%, 03/15/24	2,700	2,660,901
Australia & New Zealand Banking Group Ltd., Floating Rate Note, SOFR + 0.750%, FRN
(r)Ω	6.095%, 07/03/25	200	200,525
Caisse d’Amortissement dela Dette Sociale
	3.375%, 03/20/24	3,000	2,973,539
CDP Financial, Inc.
	3.150%, 07/24/24	500	490,830
CDP Financial, Inc., Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.741%, 05/19/25	500	500,044
Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.400%, FRN
(r)Ω	5.744%, 07/07/25	656	653,904
Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.630%, FRN
(r)Ω	5.974%, 09/12/25	800	800,263
Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.740%, FRN
(r)Ω	6.084%, 03/14/25	1,275	1,278,710
(r)	6.084%, 03/14/25	543	544,580
Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.750%, FRN
(r)Ω	6.094%, 03/13/26	400	400,860
Cooperatieve Rabobank UA
	0.375%, 01/12/24	1,000	989,379

		Face
		Amount	Value†
		(000)
Cooperatieve Rabobank UA, Floating Rate Note, SOFR + 0.700%, FRN
(r)	6.045%, 07/18/25	770	$771,163
DBS Group Holdings Ltd., Floating Rate Note, SOFR + 0.610%, FRN
(r)Ω	5.953%, 09/12/25	1,700	1,701,615
Equinor ASA
	2.650%, 01/15/24	3,562	3,540,545
Erste Abwicklungsanstalt
	0.250%, 03/01/24	3,600	3,535,920
European Investment Bank
	3.125%, 12/14/23	2,750	2,742,383
	2.625%, 03/15/24	600	593,588
Export Development Canada
	2.625%, 02/21/24	2,225	2,204,673
FMS Wertmanagement
	0.375%, 05/06/24	200	194,717
Inter-American Development Bank
	0.250%, 11/15/23	2,000	1,995,985
	3.000%, 02/21/24	628	623,046
International Bank for Reconstruction & Development
	2.500%, 03/19/24	862	851,962
	2.250%, 03/28/24	433	427,207
Kommunalbanken AS
Ω	0.250%, 12/08/23	500	497,496
	0.250%, 12/08/23	950	945,242
	2.750%, 02/05/24	2,132	2,115,977
Kommunekredit
	1.000%, 12/15/23	3,190	3,172,738
Kommuninvest I Sverige AB
	0.375%, 02/16/24	2,500	2,462,203
Ω	1.375%, 05/08/24	1,000	977,714
Kreditanstalt fuer Wiederaufbau
	0.250%, 03/08/24	1,500	1,472,502
Landeskreditbank Baden-Wuerttemberg Foerderbank
	0.250%, 02/12/24	1,838	1,810,490
	2.000%, 07/23/24	400	389,410
National Australia Bank Ltd., Floating Rate Note, SOFR + 0.380%, FRN
(r)Ω	5.725%, 01/12/25	250	249,242

215

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount	Value†
		(000)
National Australia Bank Ltd., Floating Rate Note, SOFR + 0.760%, FRN
(r)Ω	6.101%, 05/13/25	270	$270,796
Nederlandse Waterschapsbank NV
	1.125%, 03/15/24	200	196,696
Nordea Bank Abp
Ω	0.625%, 05/24/24	1,500	1,455,525
Province of Alberta Canada
	3.350%, 11/01/23	1,947	1,947,000
	2.950%, 01/23/24	1,350	1,341,559
Province of Manitoba Canada
#	2.600%, 04/16/24	750	739,259
Province of Ontario Canada
	3.050%, 01/29/24	3,000	2,980,927
Roche Holdings, Inc.
Ω	1.882%, 03/08/24	1,000	986,549
Skandinaviska Enskilda Banken AB
#Ω	0.650%, 09/09/24	261	249,299
Svensk Exportkredit AB
	0.500%, 11/10/23	200	199,780
	1.750%, 12/12/23	2,350	2,340,199
	0.375%, 03/11/24	1,000	981,245
Svensk Exportkredit AB, Floating Rate Note, SOFR + 1.000%, FRN
(r)	6.340%, 08/03/26	250	253,891
Svenska Handelsbanken AB
	3.900%, 11/20/23	2,900	2,896,644
Ω	0.550%, 06/11/24	750	726,309
Westpac Banking Corp.
	3.300%, 02/26/24	1,827	1,811,818
Westpac Banking Corp., Floating Rate Note, SOFR + 1.000%, FRN
(r)	6.342%, 08/26/25	1,750	1,762,145

TOTAL BONDS			69,057,378

U.S. TREASURY OBLIGATIONS — (17.6%)
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.125%, FRN
(r)	5.523%, 07/31/25	6,250	6,248,973
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.169%, FRN
(r)	5.567%, 04/30/25	7,400	7,407,347

		Face
		Amount	Value†
		(000)
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.170%, FRN
(r)	5.568%, 10/31/25	200	$200,025
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.200%, FRN
(r)	5.598%, 01/31/25	9,150	9,165,368

TOTAL U.S. TREASURY OBLIGATIONS			23,021,713

COMMERCIAL PAPER — (28.2%)
Australia & New Zealand Banking Group Ltd.
Ω	5.658%, 11/08/23	250	249,704
Ω	5.725%, 12/12/23	1,250	1,242,148
Ω	5.560%, 01/08/24	500	494,857
Ω	5.843%, 03/25/24	500	488,683
Ω	0.017%, 01/01/99	250	243,700
Bank of Montreal
	5.580%, 01/19/24	1,250	1,234,694
	5.580%, 02/07/24	600	590,861
	5.610%, 02/12/24	1,250	1,229,980
	5.580%, 03/25/24	450	439,805
	5.889%, 05/01/24	250	242,859
Caisse des Depots et Consignations
Ω	5.455%, 03/21/24	2,000	1,956,196
Canadian Imperial Bank of Commerce
Ω	5.540%, 12/01/23	600	597,258
Ω	5.500%, 12/07/23	250	248,637
CDP Financial, Inc.
Ω	5.628%, 12/11/23	1,200	1,192,645
Ω	5.420%, 12/01/23	725	721,652
Ω	5.809%, 04/01/24	500	488,159
Ω	5.832%, 04/08/24	500	487,590
Cooperatieve Rabobank UA
	5.480%, 02/07/24	700	689,542
	5.560%, 02/07/24	1,000	985,060
	5.879%, 05/02/24	250	242,872
DNB Bank ASA
Ω	5.693%, 12/07/23	750	745,934
Ω	5.540%, 01/19/24	650	642,242
Ω	5.520%, 02/23/24	1,250	1,228,242
Ω	5.730%, 02/23/24	1,120	1,100,505
Export Development Canada
	5.400%, 03/04/24	1,250	1,226,389

216

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

		Face
		Amount	Value†
		(000)
Kreditanstalt fuer Wiederaufbau
Ω	5.728%, 02/01/24	1,500	$1,478,800
Ω	5.737%, 04/05/24	300	292,814
Ω	5.760%, 05/02/24	250	242,969
LVMH Moet Hennessy Louis Vuitton SE
Ω	5.460%, 02/06/24	560	551,748
Ω	5.788%, 05/23/24	1,500	1,452,715
National Australia Bank Ltd.
Ω	5.813%, 03/04/24	450	441,297
Ω	5.801%, 04/15/24	250	243,534
National Securities Clearing Corp.
Ω	5.725%, 04/10/24	3,600	3,503,575
NRW Bank
Ω	5.550%, 03/05/24	500	490,329
Ω	5.722%, 02/16/24	700	688,421
Oesterreichische Kontrollbank AG
	5.736%, 04/05/24	2,000	1,951,423
	5.715%, 04/05/24	740	722,026
Province of Alberta Canada
Ω	5.807%, 04/19/24	300	292,127
PSP Capital, Inc.
Ω	5.692%, 02/15/24	1,250	1,229,846
Ω	5.761%, 04/02/24	1,150	1,122,775
Sanofi SA
Ω	5.420%, 11/08/23	2,000	1,997,639

		Face
		Amount	Value†
		(000)
Toronto-Dominion Bank
Ω	5.580%, 03/06/24	650	$637,304
United Overseas Bank Ltd.
Ω	5.624%, 11/06/23	650	649,423

TOTAL COMMERCIAL PAPER (Cost $37,010,946)			36,998,979

TOTAL INVESTMENT SECURITIES (Cost $129,974,013)			129,571,083

		Shares
TEMPORARY CASH INVESTMENTS — (0.9%)
	State Street Institutional U.S. Government Money Market Fund 5.300%	1,141,413	1,141,413

SECURITIES LENDING COLLATERAL — (0.2%)
@§	The DFA Short Term Investment Fund	26,888	311,009

TOTAL INVESTMENTS — (100.0%) (Cost $131,426,435)			$131,023,505

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$493,013	—	$493,013
Bonds	—	69,057,378	—	69,057,378
U.S. Treasury Obligations	—	23,021,713	—	23,021,713
Commercial Paper	—	36,998,979	—	36,998,979
Temporary Cash Investments	$1,141,413	—	—	1,141,413
Securities Lending Collateral	—	311,009	—	311,009

TOTAL	$1,141,413	$129,882,092	—	$131,023,505

See accompanying Notes to Financial Statements.

217

DFA TWO-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

		Face
		Amount	Value†
		(000)
AGENCY OBLIGATIONS — (10.0%)
Federal Home Loan Bank Discount Notes
∞	5.089%, 11/01/23	310	$310,000
∞	5.496%, 01/12/24	240	237,527
∞	5.496%, 01/17/24	6,200	6,131,706
∞	5.511%, 01/25/24	100	98,785
∞	5.295%, 02/06/24	500	493,013
∞	5.515%, 02/27/24	3,483	3,424,964
∞	5.509%, 03/08/24	400	392,709
∞	5.518%, 05/03/24	3,800	3,703,339

TOTAL AGENCY OBLIGATIONS			14,792,043

U.S. TREASURY OBLIGATIONS — (87.2%)
U.S. Treasury Bills
∞	5.435%, 12/12/23	285	283,283
∞	5.493%, 12/19/23	150	148,938
∞	5.447%, 01/11/24	12,750	12,616,790
∞	5.482%, 01/18/24	5,740	5,673,930
∞	5.509%, 01/23/24	10,150	10,025,592
∞	5.464%, 01/25/24	10,950	10,812,800
∞	5.507%, 01/30/24	240	236,806
∞	5.550%, 04/11/24	1,050	1,024,915
∞	5.544%, 04/25/24	13,800	13,440,223
U.S. Treasury Notes
	0.250%, 11/15/23	17,750	17,715,564
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.125%, FRN
(r)	5.523%, 07/31/25	14,525	14,522,613
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.169%, FRN
(r)	5.567%, 04/30/25	14,670	14,684,565
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.170%, FRN
	5.568%, 10/31/25	13,200	13,201,632
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.200%, FRN
(r)	5.598%, 01/31/25	14,975	15,000,152
U.S. Treasury Notes, Floating Rate Note,, 3M USTMMR + 0.140%, FRN
(r)	5.538%, 10/31/24	360	360,368

TOTAL U.S. TREASURY OBLIGATIONS			129,748,171

TOTAL INVESTMENT SECURITIES (Cost $144,489,147)			144,540,214

		Shares
TEMPORARY CASH INVESTMENTS — (2.8%) State Street Institutional U.S. Government Money Market Fund 5.300%		4,234,121	4,234,121

TOTAL INVESTMENTS — (100.0%) (Cost $148,723,268)			$148,774,335

218

DFA TWO-YEAR GOVERNMENT PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$14,792,043	—	$14,792,043
U.S. Treasury Obligations	—	129,748,171	—	129,748,171
Temporary Cash Investments	$4,234,121	—	—	4,234,121

TOTAL	$4,234,121	$144,540,214	—	$148,774,335

See accompanying Notes to Financial Statements.

219

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	DFA Two-Year Fixed Income Portfolio*	DFA Two-Year Government Portfolio
ASSETS:
Investment Securities at Value (including $305 and $0 of securities on loan, respectively)	$129,571	$144,540
Temporary Cash Investments at Value & Cost	1,141	4,234
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $311 and $0, respectively)	311	—
Receivables:
Investment Securities Sold	250	13,366
Dividends and Interest	432	32
Securities Lending Income	1	—
Fund Shares Sold	5	3
Prepaid Expenses and Other Assets	6	9

Total Assets	131,717	162,184

LIABILITIES:
Payables:
Due to Custodian	688	—
Upon Return of Securities Loaned	311	—
Investment Securities Purchased	200	16,903
Fund Shares Redeemed	18	132
Due to Advisor	13	9
Accrued Expenses and Other Liabilities	15	16

Total Liabilities	1,245	17,060

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$130,472	$145,124

Institutional Class Shares — based on net assets of $130,472 and $145,124 and shares outstanding of 13,594,968 and 15,232,141, respectively, $0.01 Par Value (1)	$9.60	$9.53

(1) NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

Investment Securities at Cost	$129,974	$144,489

NET ASSETS CONSIST OF:
Paid-In Capital	$135,022	$151,228
Total Distributable Earnings (Loss)	(4,550)	(6,104)

NET ASSETS	$130,472	$145,124

*	See Note H in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

220

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	DFA Two-Year Fixed Income Portfolio#	DFA Two-Year Government Portfolio
Investment Income
Interest	$4,500	$4,227
Income from Securities Lending, Net	4	—

Total Investment Income	4,504	4,227

Fund Expenses
Investment Management Fees	184	153
Accounting & Transfer Agent Fees	34	40
Custodian Fees	5	7
Filing Fees	29	37
Shareholders’ Reports	23	23
Directors’/Trustees’ Fees & Expenses	1	1
Professional Fees	3	3
Previously Waived Fees Recovered by Advisor (Note C)	2	—
Other	3	2

Total Fund Expenses	284	266

Fees Waived, Expenses Reimbursed by Advisor (Note C)	8	6

Net Expenses	276	260

Net Investment Income (Loss)	4,228	3,967

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(1,901)	(1,728)
Affiliated Investment Companies Shares Sold	1	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,684	5,017

Net Realized and Unrealized Gain (Loss)	1,784	3,289

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,012	$7,256

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

221

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Two-Year Fixed Income Portfolio		DFA Two-Year Government Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$4,228	$1,419	$3,967	$1,468
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(1,901)	(2,310)	(1,728)	(3,566)
Affiliated Investment Companies Shares Sold	1	(6)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,684	(3,928)	5,017	(4,647)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,012	(4,825)	7,256	(6,745)

Distributions:
Institutional Class Shares	(3,657)	(1,088)	(3,419)	(1,120)
Capital Share Transactions (1):
Shares Issued	84,451	95,462	47,315	70,032
Shares Issued in Lieu of Cash Distributions	3,657	1,088	3,416	1,120
Shares Redeemed	(89,760)	(57,017)	(81,408)	(56,599)

Net Increase (Decrease) from Capital Share Transactions	(1,652)	39,533	(30,677)	14,553

Total Increase (Decrease) in Net Assets	703	33,620	(26,840)	6,688
Net Assets
Beginning of Year	129,769	96,149	171,964	165,276

End of Year	$130,472	$129,769	$145,124	$171,964

(1) Shares Issued and Redeemed:
Shares Issued	8,881	9,875	5,044	7,401
Shares Issued in Lieu of Cash Distributions	384	114	363	120
Shares Redeemed	(9,414)	(5,922)	(8,679)	(5,975)

Net Increase (Decrease) from Shares Issued and Redeemed	(149)	4,067	(3,272)	1,546

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2023 of $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

222

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Two-Year Fixed Income Portfolio					DFA Two-Year Government Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$9.44	$9.94	$9.96	$9.97	$9.91	$9.29	$9.75	$9.78	$9.77	$9.72

Income from Investment Operations (A)
Net Investment Income (Loss)	0.31	0.11	(—)	0.10	0.23	0.24	0.08	(0.01)	0.04	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	0.13	(0.53)	(0.02)	—	0.07	0.21	(0.48)	(0.02)	0.03	0.05

Total from Investment Operations	0.44	(0.42)	(0.02)	0.10	0.30	0.45	(0.40)	(0.03)	0.07	0.25

Less Distributions:
Net Investment Income	(0.28)	(0.08)	(—)	(0.11)	(0.24)	(0.21)	(0.06)	—	(0.06)	(0.20)

Total Distributions	(0.28)	(0.08)	—	(0.11)	(0.24)	(0.21)	(0.06)	—	(0.06)	(0.20)

Net Asset Value, End of Year	$9.60	$9.44	$9.94	$9.96	$9.97	$9.53	$9.29	$9.75	$9.78	$9.77

Total Return	4.74%	(4.25%)	(0.18%)	1.00%	3.07%	4.92%	(4.06%)	(0.31%)	0.77%	2.63%

Net Assets, End of Year (thousands)	$130,472	$129,769	$96,149	$100,447	$105,173	$145,124	$171,964	$165,276	$157,724	$121,148
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.22%	0.25%	0.17%	0.17%	0.20%	0.21%	0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.22%	0.21%	0.24%	0.25%	0.25%	0.17%	0.17%	0.21%	0.22%	0.26%
Ratio of Net Investment Income to Average Net Assets	3.22%	1.17%	—	0.98%	2.34%	2.59%	0.88%	(0.08%)	0.45%	2.06%
Portfolio Turnover Rate	53%	108%	186%	65%	50%	75%	121%	108%	103%	57%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

223

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, two of which, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (the “Portfolios”) are presented in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated

224

as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2023, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA Two-Year Fixed Income Portfolio	0.14%
DFA Two-Year Government Portfolio	0.10%

Pursuant to Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2024, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2023, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2023, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2023, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of the Institutional Class of a Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA Two-Year Fixed Income Portfolio (1)	0.21%	$2	$8	$30
DFA Two-Year Government Portfolio (1)	0.17%	—	6	7

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the Portfolio’s average net assets (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amount for the DFA Two-Year Government Portfolio was 0.20%.

225

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amount paid by the Fund to the CCO was $18 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA Two-Year Fixed Income Portfolio	$2
DFA Two-Year Government Portfolio	4

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Two-Year Fixed Income Portfolio	$35,121	$57,979	$16,022	$34,761
DFA Two-Year Government Portfolio	93,087	191,089	—	—
For the year ended October 31, 2023, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
DFA Two-Year Fixed Income Portfolio
The DFA Short Term Investment Fund	$886	$45,870	$46,446	$1	—	$311	27	$91	—

Total	$886	$45,870	$46,446	$1	—	$311	27	$91	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are

226

charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, net foreign currency gains/losses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, distributions received from real estate investment trusts and distribution redesignations, and bond amortization, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Two-Year Fixed Income Portfolio
2022	$1,088	—	—	$1,088
2023	3,657	—	—	3,657
DFA Two-Year Government Portfolio
2022	1,120	—	—	1,120
2023	3,419	—	—	3,419

As of October 31, 2023, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Two-Year Fixed Income Portfolio	$(423)	—	$(423)
DFA Two-Year Government Portfolio	(236)	—	(236)

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Two-Year Fixed Income Portfolio	$326	—	$(4,427)	$(446)	$(4,547)
DFA Two-Year Government Portfolio	509	—	(6,662)	51	(6,102)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA Two-Year Fixed Income Portfolio	$4,427	$4,427
DFA Two-Year Government Portfolio	6,662	6,662

227

During the year ended October 31, 2023, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Two-Year Fixed Income Portfolio	$131,470	$38	$(485)	$(447)
DFA Two-Year Government Portfolio	148,723	87	(36)	51

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2023.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

228

The Portfolios did not use the interfund lending program during the year ended October 31, 2023.

H. Securities Lending:

Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Two-Year Fixed Income Portfolio Bonds, U.S. Treasury Obligations	$311	—	—	—	$311

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

229

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Portfolios’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolios until the 2024 annual shareholder reports, and will have no effect on the Portfolios’ accounting policies or financial statements.

K. Other:

As of October 31, 2023, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Two-Year Fixed Income Portfolio	3	95%
DFA Two-Year Government Portfolio	3	98%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

230

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023, and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers

LLP Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330-3000, www.pwc.com/us

231

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, a “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were two Strategy Committee meetings held during the fiscal year ended October 31, 2023.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held during the fiscal year ended October 31, 2023.

232

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

233

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since 2021	Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).	157 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); formerly, Director, REAN Cloud (technology) (2015-2018); formerly, Director, FBR & Co. (investment banking) (2011- 2017); and formerly, Director, Brightwood Capital Advisors, L.P. (private equity) (2013-2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	157 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	157 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	157 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).

234

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	157 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	157 portfolios in 5 investment companies	Director, (since 2000) and formerly, Audit Committee Chair (2019-2022) and Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee and Audit Committee member (since 2022), UBS Funds (3 investment companies within the fund complex) (12 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	157 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017- July 2017).

235

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019); formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022).	157 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

236

Interested Directors/Trustees

The following interested Directors/Trustees are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director/ Trustee Co-Chief Executive Officer	Director/ Trustee since 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017) and Dimensional ETF Trust (since 2020), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and the Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.	157 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director/ Trustee Co-Chief Executive Officer and Chief Investme nt Officer	Chairman and Director/ Trustee since 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director and Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer and Chief Investment Officer of Dimensional Holdings, LLC (since 2017); Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).	157 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DEM; DFAITC and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

237

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2019)

•  Dimensional ETF Trust (since 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Chairman (since 2018) of

•  Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President of

•  Dimensional Advisors Ltd. (since 2016)

•  Dimensional Hong Kong Limited (since 2016)

•  Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016 – 2021) of

•  Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016 – 2019) of

•  Dimensional Fund Advisors Pte. Ltd.

238

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Interim Chief Executive Officer (2019 – 2020) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

Executive Vice President (since January 2020) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Vice President (since 2020) of

•  DFA Australia Limited

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Ireland Limited

•  Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020 – June 2021) of

•  the DFA Fund Complex

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019)at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

Vice President (since March 2021) of

•  Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

•  Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 - 2020) and Treasurer (2003 – 2017) of

•  Lord Abbett Family of Funds

239

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Eric Hall 1978	Vice President and Assistant Treasurer [1]	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) of

•  all the DFA Entities

Vice President (since 2020) of

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017 – 2019) of

•  all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

•  Dimensional Ireland Limited (since 2020)

Assistant Treasurer of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  the Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)
Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President (since January 2023) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Vice President (since April 2022) of

•  Dimensional Fund Advisors Canada ULC

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  Dimensional ETF Trust (since 2020)

General Counsel of

•  all the DFA Entities (since 2001)

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

240

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Investment LLC (since 2009)

•  DFA Canada LLC (since 2009)

•  Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Secretary of

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

•  DFA Securities LLC (since 2006)

•  Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  DFA Canada LLC (since 2009)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2014)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

•  Dimensional Hong Kong Limited

Director of

•  Dimensional Australia Limited (since 2007)

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

•  Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•  the DFA Fund Complex

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

• Dimensional Investment LLC

241

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Chief Compliance Officer (since July 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

• Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013 – 2020) of:

• the DFA Fund Complex

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Formerly, Vice President (2013 – 2020) of:

• the DFA Fund Complex

Formerly, Director (2019 – 2021) of:

• Dimensional Ireland Limited
Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•  Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Vice President of

•  DFA Securities LLC (since 2010)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

•  DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer (since 2020) of

•  the DFA Fund Complex

Vice President (since 2016) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer of

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan of

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

Vice President of

•  Dimensional Holdings Inc. (since 2016)

•  Dimensional Fund Advisors LP (since 2016)

•  Dimensional Investment LLC (since 2016)

•  DFA Securities LLC (since 2016)

•  Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

242

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at www.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at www.dimensional.com/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

243

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2023. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2023 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2023 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2023.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
DFA One-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	26%	—	—	37%	—
DFA Two-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	34%	—	—	48%	—
DFA Selectively Hedged Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	15%	—	—	45%	—
DFA Five-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	33%	—	—	57%	—
DFA World ex U.S. Government Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	1%	—	—	1%	—
DFA Short-Term Government Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
DFA Intermediate Government Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
DFA Short-Term Extended Quality Portfolio	100%	—	—	—	—	100%	—	—	21%	—	—	62%	—
DFA Intermediate-Term Extended Quality Portfolio	100%	—	—	—	—	100%	—	—	4%	—	—	77%	—
DFA Targeted Credit Portfolio	100%	—	—	—	—	100%	—	—	6%	—	—	42%	—
DFA Global Core Plus Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	11%	—	—	100%	—
DFA Investment Grade Portfolio	100%	—	—	—	—	100%	—	—	50%	—	—	100%	—
DFA Diversified Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
DFA LTIP Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
DFA Inflation-Protected Securities Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
DFA Short-Duration Real Return Portfolio	100%	—	—	—	—	100%	—	—	20%	—	—	61%	—
DFA Global Core Plus Real Return Portfolio	100%	—	—	—	—	100%	—	—	10%	—	—	89%	—

See accompanying Notes to Financial Statements.

244

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
DFA Two-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	40%	—	—	46%	—
DFA Two-Year Government Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

See accompanying Notes to Financial Statements.

245

DFA103123-002A 00293582

Annual Report

Year Ended: October 31, 2023

DIMENSIONAL INVESTMENT GROUP INC.

Global Equity Portfolio

Global Allocation 60/40 Portfolio

Global Allocation 25/75 Portfolio

December 2023

Dear Shareholder,

Dimensional has been working with financial professionals for more than 40 years to deliver better results for investors. Our commitment to understanding financial professionals’ needs and building solutions informed by empirical research and ongoing innovation has helped to transform the industry toward more transparent, data-driven investments.

We use the information contained in market prices to seek better returns and manage risk. Trusting markets means we take a less subjective, more systematic approach to investing—an approach we can implement consistently around the world and across asset classes. Investor needs, economic theory, and robust data guide our investment process, from conducting research, to designing portfolios, to considering when and how to trade.

What started with the launch of our first fund in 1981 still holds true today. Every dollar invested is backed by financial science and Dimensional’s commitment to providing an outstanding investment experience. On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

ANNUAL REPORT

This report is submitted for the information of each Global Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Footnotes

†	See Note B to Financial Statements.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Equity Portfolio - Institutional Class vs.

MSCI World Index (net dividends)

October 31, 2013 - October 31, 2023

2

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Allocation 60/40 Portfolio - Institutional Class vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 60/40 Composite Index (MSCI/FTSE)

October 31, 2013-October 31, 2023

3

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Allocation 25/75 Portfolio - Institutional Class vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 25/75 Composite Index (MSCI/FTSE)

October 31, 2013-October 31, 2023

4

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2023

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained 8.38%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2023

Russell 3000® Index	8.38%
Russell 1000® Index (large-cap stocks)	9.48%
Russell Midcap® Index (mid-cap stocks, a subset of the large cap universe)	-1.01%
Russell 2000® Index (small-cap stocks)	-8.56%
Russell Microcap® Index (micro-cap stocks)	-16.40%
Dow Jones U.S. Select REIT Index SM	-6.25%

Total Return for 12 Months Ended October 31, 2023

Russell 1000® Value Index (large-cap value stocks)	0.13%
Russell 1000® Growth Index (large-cap growth stocks)	18.95%
Russell 2000® Value Index (small-cap value stocks)	-9.93%
Russell 2000® Growth Index (small-cap growth stocks)	-7.63%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

International Equity Market Review	12 Months Ended October 31, 2023

Performance of non-U.S. developed markets was positive for the period outperforming the US and emerging markets. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI World ex USA Index	12.56%
MSCI World ex USA Mid Cap Index (a subset of the large-cap universe)	9.62%
MSCI World ex USA Small Cap Index	5.66%
MSCI World ex USA Value Index	15.70%
MSCI World ex USA Growth Index	9.49%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

5

Total Return for 12 Months Ended October 31, 2023

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	19.00%	16.79%
United Kingdom	7.11%	12.88%
Canada	0.51%	-1.24%
France	10.52%	18.19%
Switzerland	-2.37%	7.36%
Australia	4.89%	3.85%
Germany	10.73%	18.42%
Netherlands	11.07%	18.56%
Sweden	7.32%	6.14%
Denmark	31.92%	40.72%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

Emerging markets had positive performance for the period and outperformed U.S. markets while underperforming non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks and mid-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2023

Return in U.S. Dollars
MSCI Emerging Markets Index	10.80%
MSCI Emerging Markets Mid Cap Index (a subset of the large-cap universe)	10.42%
MSCI Emerging Markets Small Cap Index	17.20%
MSCI Emerging Markets Value Index	13.43%
MSCI Emerging Markets Growth Index	8.33%

For the 12 months ended October 31, 2023, the U.S. dollar appreciated against more than half of emerging markets currencies. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

6

Total Return for 12 Months Ended October 31, 2023

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	20.83%	21.12%
India	4.76%	4.16%
Taiwan	27.06%	26.22%
Korea	2.72%	8.34%
Brazil	-1.84%	2.14%
Saudi Arabia	-11.52%	-11.38%
South Africa	3.73%	1.69%
Mexico	0.13%	10.10%
Indonesia	-5.51%	-7.22%
Thailand	-9.60%	-4.28%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2024, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2023, these differences generally contributed positively to non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

Fixed Income Market Review	12 Months Ended October 31, 2023

Bond yields generally increased in the U.S. during the 12 months ended October 31, 2023. Longer-term government bonds generally underperformed shorter-term government bonds for the period. Bond yields also generally increased across global developed markets, resulting in the general underperformance of longer-term government bonds across global developed markets as well.

Long-term bond indices generally underperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2023. For example, the Bloomberg Global Treasury Bond Index 1-3 Years (hedged to USD) returned 3.63%, while the Bloomberg Global Treasury Bond Index 10+ Years (hedged to USD) returned -4.02%. Within the U.S., the Bloomberg U.S. Treasury Bond Index 1-3 Years returned 2.89%, while the Bloomberg U.S. Treasury Bond Index 10+ Years returned -8.50%.

	October 31, 2022	October 31, 2023	Change
One-Month Treasury Bill (yield)	3.73%	5.56%	1.83%
Ten-Year U.S. Treasury Notes (yield)	4.10%	4.88%	0.78%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields.

7

During the period under review, within the taxable bond market, the ultrashort- and short-term Portfolios employing a variable maturity approach were generally positioned toward the shorter end of their eligible maturity ranges as short-term bonds generally exhibited higher expected returns, reflecting a generally flat to inverted ultrashort- to short-term segment of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach focused on a combination of short- and long-term securities as certain eligible yield curves were generally flat to inverted in their short-term segments but were slightly upwardly sloped in their intermediate- to long-term segments. Realized term premiums were negative during the period.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing higher expected credit premiums.

Credit spreads were relatively wide over the period, indicating larger expected credit premiums. As a result, the variable credit Portfolios generally maintained their allocations to single-A, BBB, and where allowable and appropriate, BB rated bonds during the period, but were generally below their maximum allowable weights. Realized credit premiums were positive, as corporate bonds outperformed their government bond counterparts. Both corporate and government bonds outperformed securitized bonds during the period.

For the tax-exempt market, Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration ranges, reflecting the relatively flat slope of eligible municipal curves during the period. Realized term premiums were mixed for municipal securities during the period, with intermediate-term municipal bonds generally underperforming shorter- and longer-term municipal bonds.

Global Equity Portfolio

The Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities. During the period covered by this report, the Portfolio’s investments in the domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; and the Portfolio’s investments in the international equity funds included the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, and the DFA International Real Estate Securities Portfolio (collectively, the “Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Underlying Funds collectively held approximately 15,230 securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2023, total returns were 7.90% for the Portfolio and 10.48% for the MSCI World Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, as these stocks underperformed in developed markets. The Underlying Funds’ emphasis on low relative price (value) stocks also detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in the U.S.

8

Global Allocation 60/40 Portfolio

The Global Allocation 60/40 Portfolio seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities, and fixed income securities. During the period covered by this report, the Portfolio’s investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio’s investments in international equity funds included the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, and the DFA International Real Estates Securities Portfolio (collectively, the “Equity Underlying Funds”); and the Portfolio’s investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, the DFA Five-Year Global Fixed Income Portfolio, the DFA Global Core Plus Fixed Income Portfolio, the DFA Inflation-Protected Securities Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA World ex U.S. Government Fixed Income Portfolio (the “Fixed Income Underlying Funds,” and, collectively with the Equity Underlying Funds, the “Equity and Fixed Income Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Equity Underlying Funds collectively held approximately 15,230 securities in 47 eligible developed and emerging markets and the Fixed Income Underlying Funds collectively held approximately 1,780 fixed income securities in 23 countries, excluding supranationals.

For the 12 months ended October 31, 2023, total returns were 6.62% for the Portfolio and 7.80% for the Portfolio’s composite benchmark, a hypothetical composite index composed of 60% MSCI World Index (net dividends), the Portfolio’s equity benchmark, and 40% FTSE World Government Bond Index 1-3 Years (hedged to USD), the Portfolio’s fixed income benchmark. The Portfolio’s equity component underperformed the equity component of the composite benchmark and detracted from the Portfolio’s performance relative to the composite benchmark. The Portfolio’s fixed income component outperformed the fixed income component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark.

The Equity Underlying Funds’ emphasis on stocks with smaller market capitalizations detracted from performance relative to the equity benchmark, as these stocks underperformed in developed markets. The Underlying Funds’ emphasis on low relative price (value) stocks also detracted from performance relative to the equity benchmark, as value stocks underperformed high relative price (growth) stocks in the U.S.

Global credit spreads were generally wide across developed markets during the period, indicating larger expected credit premiums. As such, the Fixed Income Underlying Funds emphasized single-A and BBB rated corporate securities. Realized credit premiums were generally positive during the period, as corporate securities generally outperformed government securities. As a result, the Fixed Income Underlying Funds’ allocation to corporate securities was the primary contributor to positive performance relative to the government fixed income benchmark.

9

Yield curves in global developed markets were generally flat to inverted along the Fixed Income Underlying Funds’ eligible maturity range, indicating smaller expected term premiums during the period. As a result, the Fixed Income Underlying Funds’ weighted average duration was decreased. Realized term premiums were negative in global developed markets as longer-term securities generally underperformed shorter-term securities. As such, the Fixed Income Underlying Funds’ allocation to longer-term securities relative to the fixed income benchmark detracted from relative performance. Conversely, the Fixed Income Underlying Funds’ allocation to securities in the zero- to one-year maturity range contributed positively to relative performance.

Global Allocation 25/75 Portfolio

The Global Allocation 25/75 Portfolio seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities, and fixed income securities. The Portfolio allocates the majority of its assets to fixed income funds, but also invests a portion of its assets in domestic and international equity funds. During the period covered by this report, the Portfolio’s investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio’s investments in international equity funds included the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, and the DFA International Real Estates Securities Portfolio (collectively, the “Equity Underlying Funds”); and the Portfolio’s investments in fixed income funds included the DFA Two-Year Global Fixed Income Portfolio, the DFA Inflation-Protected Securities Portfolio, the DFA Short-Term Extended Quality Portfolio, and the DFA World ex U.S. Government Fixed Income Portfolio (the “Fixed Income Underlying Funds,” and, collectively with the Equity Underlying Funds, the “Equity and Fixed Income Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2023, the Equity Underlying Funds collectively held approximately 15,230 securities in 47 eligible developed and emerging markets and the Fixed Income Underlying Funds collectively held approximately 870 fixed income securities in 22 countries, excluding supranationals.

For the 12 months ended October 31, 2023, total returns were 5.06% for the Portfolio and 5.25% for the Portfolio’s composite benchmark, a hypothetical composite index composed of 25% MSCI World Index (net dividends), the Portfolio’s equity benchmark, and 75% FTSE World Government Bond Index, 1-3 Years (hedged to USD), the Portfolio’s fixed income benchmark. The Portfolio’s equity component underperformed the equity component of the composite benchmark and detracted from the Portfolio’s performance relative to the composite benchmark. The Portfolio’s fixed income component outperformed the fixed income component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark.

The Equity Underlying Funds’ emphasis on stocks with smaller market capitalizations detracted from performance relative to the equity benchmark, as these stocks underperformed in developed markets. The Underlying Funds’ emphasis on low relative price (value) stocks also detracted from performance relative to the equity benchmark, as value stocks underperformed high relative price (growth) stocks in the U.S.

Global credit spreads were generally wide across developed markets during the period, indicating larger expected credit premiums. As such, the Fixed Income Underlying Funds emphasized single-A and BBB rated corporate securities. Realized credit premiums were generally positive during the period, as corporate securities generally outperformed government securities. As a result, the Fixed Income Underlying Funds’ allocation to corporate securities was the primary contributor to positive performance relative to the government fixed income benchmark.

10

Yield curves in global developed markets were generally flat to inverted along the Fixed Income Underlying Funds’ eligible maturity range, indicating smaller expected term premiums during the period. As a result, the Fixed Income Underlying Funds’ weighted average duration was decreased. Realized term premiums were negative in global developed markets as longer-term securities generally underperformed shorter-term securities. As such, the Fixed Income Underlying Funds’ allocation to longer-term securities relative to the fixed income benchmark detracted from relative performance. Conversely, the Fixed Income Underlying Funds’ allocation to securities in the zero- to one-year maturity range contributed positively to relative performance.

11

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2023

EXPENSE TABLES

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/23	10/31/23	Ratio (1)	Period (1)
Global Equity Portfolio (2)
Actual Fund Return	$1,000.00	$980.30	0.25%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28
Global Allocation 60/40 Portfolio (2)
Actual Fund Return	$1,000.00	$990.60	0.25%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

12

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/23	10/31/23	Ratio (1)	Period (1)
Global Allocation 25/75 Portfolio (2)
Actual Fund Return	$1,000.00	$1,001.10	0.24%	$1.21
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

13

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2023. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

Affiliated Investment Companies
Global Equity Portfolio	100.0%
Global Allocation 60/40 Portfolio	100.0%
Global Allocation 25/75 Portfolio	100.0%

14

GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	139,510,020	$3,956,504,152
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	110,779,424	1,498,845,612
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	41,950,391	1,321,856,829
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	30,807,775	626,013,987
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	3,610,348	119,502,530
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	13,074,285	42,622,169

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,125,552,241)		$7,565,345,279

Summary of the Global Fund’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$7,565,345,279	—	—	$7,565,345,279

TOTAL	$7,565,345,279	—	—	$7,565,345,279

See accompanying Notes to Financial Statements.

15

GLOBAL ALLOCATION 60/40 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	37,907,465	$1,075,055,711
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	56,802,205	528,828,527
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	30,054,117	406,632,204
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	11,365,258	358,119,277
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group, Inc.	34,810,922	355,767,624
Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	17,768,858	179,820,838
Investment in DFA Global Core Plus Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	20,526,020	176,318,512
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	8,372,688	170,133,020
Investment in DFA World ex U.S. Government Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	10,953,261	88,502,351
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group, Inc.	8,397,996	87,255,174
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	982,824	32,531,487
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	3,600,456	11,737,486

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $2,515,896,177)		$3,470,702,211

Summary of the Global Fund’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$3,470,702,211	—	—	$3,470,702,211

TOTAL	$3,470,702,211	—	—	$3,470,702,211

See accompanying Notes to Financial Statements.

16

GLOBAL ALLOCATION 25/75 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group, Inc.	21,432,710	$219,042,300
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	22,442,853	219,042,244
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	3,256,715	92,360,425
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group, Inc.	7,805,757	81,101,818
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	2,609,647	35,308,530
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	974,799	30,715,917
Investment in DFA World ex U.S. Government Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	3,681,107	29,743,342
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	728,205	14,797,131
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	84,454	2,795,424
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	304,696	993,309

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $647,933,219)		$725,900,440

Summary of the Global Fund’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$725,900,440	—	—	$725,900,440

TOTAL	$725,900,440	—	—	$725,900,440

See accompanying Notes to Financial Statements.

17

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2023

(Amounts in thousands, except share and per share amounts)

	Global Equity Portfolio	Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$7,565,345	$3,470,702	$725,900
Receivables:
Affiliated Investment Companies Sold	2,489	3,838	982
Dividends and Interest	1	3	1
Fund Shares Sold	2,050	999	108
Prepaid Expenses and Other Assets	28	8	6

Total Assets	7,569,913	3,475,550	726,997

LIABILITIES:
Payables:
Fund Shares Redeemed	5,737	2,894	1,418
Due to Advisor	154	68	19
Line of Credit	233	2,493	365
Accrued Expenses and Other Liabilities	262	115	29

Total Liabilities	6,386	5,570	1,831

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE C)
NET ASSETS	$7,563,527	$3,469,980	$725,166

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $7,563,527; $3,469,980 and $725,166 and shares outstanding of 278,301,508, 181,942,143 and 53,932,114, respectively, $0.01 Par Value (1)	$27.18	$19.07	$13.45

(1) NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	300,000,000

Investments in Affiliated Investment Companies at Cost	$4,125,552	$2,515,896	$647,933

NET ASSETS CONSIST OF:
Paid-In Capital	$4,153,128	$2,461,674	$643,817
Total Distributable Earnings (Loss)	3,410,399	1,008,306	81,349

NET ASSETS	$7,563,527	$3,469,980	$725,166

See accompanying Notes to Financial Statements.

18

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2023

(Amounts in thousands)

	Global Equity Portfolio	Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio
Investment Income
Dividends	$46	$21	$7

Income Distributions Received from Affiliated Investment Companies	148,468	69,977	21,739

Total Investment Income	148,514	69,998	21,746

Fund Expenses
Investment Management Fees	15,818	6,946	1,417
Accounting & Transfer Agent Fees	1,352	606	149
Custodian Fees	3	4	2
Shareholder Servicing Fees
Class R2 Shares[1]	9	4	1
Filing Fees	115	69	43
Shareholders’ Reports	207	83	23
Directors’/Trustees’ Fees & Expenses	58	28	6
Professional Fees	112	49	10
Other	152	90	26

Total Fund Expenses	17,826	7,879	1,677

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Class R2 Shares [1]	8	3	—
Institutional Class Shares	14,214	6,193	1,202

Net Expenses	3,604	1,683	475

Net Investment Income (Loss)	144,910	68,315	21,271

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	143,869	41,878	3,844
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	26,288	59,568	10,057
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	272,895	69,804	5,027

Net Realized and Unrealized Gain (Loss)	443,052	171,250	18,928

Net Increase (Decrease) in Net Assets Resulting from Operations	$587,962	$239,565	$40,199

1	Class R2 shares of the Global Funds converted into Institutional Class shares of each Portfolio on June 9, 2023.

See accompanying Notes to Financial Statements.

19

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Global Equity Portfolio		Global Allocation 60/40 Portfolio		Global Allocation 25/75 Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$144,910	$160,491	$68,315	$79,752	$21,271	$16,378
Capital Gain Distributions Received from Affiliated Investment Companies	143,869	209,477	41,878	67,074	3,844	6,886
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	26,288	15,391	59,568	42,414	10,057	(1,398)
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	272,895	(1,731,299)	69,804	(754,093)	5,027	(108,552)

Net Increase (Decrease) in Net Assets Resulting from Operations	587,962	(1,345,940)	239,565	(564,853)	40,199	(86,686)

Distributions:
Class R2 Shares[1]	—	(475)	—	(186)	—	(22)
Institutional Class Shares[1]	(364,994)	(396,645)	(164,647)	(222,351)	(24,147)	(38,024)

Total Distributions	(364,994)	(397,120)	(164,647)	(222,537)	(24,147)	(38,046)

Capital Share Transactions:
Shares Issued	1,144,821	1,188,578	440,304	554,721	82,064	158,131
Shares Issued in Lieu of Cash Distributions	361,981	394,044	161,764	219,195	24,113	37,986
Shares Issued upon Conversion from Class R2	3,458	—	2,517	—	—	—
Shares Redeemed	(1,518,776)	(1,600,720)	(781,476)	(972,571)	(205,530)	(334,717)

Net Increase (Decrease) from Capital Share Transactions	(8,516)	(18,098)	(176,891)	(198,655)	(99,353)	(138,600)

Total Increase (Decrease) in Net Assets	214,452	(1,761,158)	(101,973)	(986,045)	(83,301)	(263,332)
Net Assets
Beginning of Year	7,349,075	9,110,233	3,571,953	4,557,998	808,467	1,071,799

End of Year	$7,563,527	$7,349,075	$3,469,980	$3,571,953	$725,166	$808,467

(1) Shares Issued and Redeemed:
Shares Issued	41,095	41,079	22,717	26,891	6,058	11,187
Shares Issued in Lieu of Cash Distributions	13,180	13,101	8,477	10,363	1,794	2,658
Shares Issued upon Conversion from Class R2	121	—	128	—	—	—
Shares Redeemed	(54,353)	(55,193)	(40,313)	(47,928)	(15,184)	(23,887)

Net Increase (Decrease) from Shares Issued and Redeemed	43	(1,013)	(8,991)	(10,674)	(7,332)	(10,042)

1	Class R2 shares of the Global Funds converted into Institutional Class shares of each Portfolio on June 9, 2023.

See accompanying Notes to Financial Statements.

20

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Equity Portfolio					Global Allocation 60/40 Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$26.41	$32.62	$23.39	$23.57	$22.01	$18.71	$22.61	$18.74	$18.51	$17.49

Income from Investment Operations (A)
Net Investment Income (Loss)	0.51	0.57	0.46	0.39	0.46	0.36	0.40	0.25	0.35	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	1.58	(5.36)	9.49	(0.06)	1.69	0.87	(3.18)	4.33	0.36	1.10

Total from Investment Operations	2.09	(4.79)	9.95	0.33	2.15	1.23	(2.78)	4.58	0.71	1.53

Less Distributions:
Net Investment Income	(0.52)	(0.57)	(0.46)	(0.39)	(0.46)	(0.34)	(0.40)	(0.26)	(0.35)	(0.44)
Net Realized Gains	(0.80)	(0.85)	(0.26)	(0.12)	(0.13)	(0.53)	(0.72)	(0.45)	(0.13)	(0.07)

Total Distributions	(1.32)	(1.42)	(0.72)	(0.51)	(0.59)	(0.87)	(1.12)	(0.71)	(0.48)	(0.51)

Net Asset Value, End of Year	$27.18	$26.41	$32.62	$23.39	$23.57	$19.07	$18.71	$22.61	$18.74	$18.51

Total Return	7.90%	(15.15%)	42.97%	1.48%	10.03%	6.62%	(12.85%)	24.80%	3.88%	9.01%

Net Assets, End of Year (thousands)	$7,563,527	$7,341,594	$9,096,707	$6,958,558	$7,530,106	$3,469,980	$3,569,416	$4,553,922	$3,814,321	$4,242,376
Ratio of Expenses to Average Net Assets *(B)	0.25%	0.25%	0.26%	0.30%	0.32%	0.25%	0.24%	0.25%	0.27%	0.30%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.43%	0.43%	0.45%	0.52%	0.58%	0.42%	0.41%	0.43%	0.47%	0.51%
Ratio of Net Investment Income to Average Net Assets	1.83%	1.95%	1.54%	1.70%	2.04%	1.87%	1.95%	1.18%	1.92%	2.43%
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.21%	0.21%	0.22%	0.24%	0.26%	0.20%	0.20%	0.21%	0.23%	0.24%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

21

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 25/75 Portfolio
	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Net Asset Value, Beginning of Year	$13.20	$15.03	$13.99	$13.74	$13.26

Income from Investment Operations (A)
Net Investment Income (Loss)	0.37	0.24	0.16	0.23	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	0.29	(1.51)	1.22	0.32	0.54

Total from Investment Operations	0.66	(1.27)	1.38	0.55	0.87

Less Distributions:
Net Investment Income	(0.32)	(0.24)	(0.16)	(0.23)	(0.33)
Net Realized Gains	(0.09)	(0.32)	(0.18)	(0.07)	(0.06)

Total Distributions	(0.41)	(0.56)	(0.34)	(0.30)	(0.39)

Net Asset Value, End of Year	$13.45	$13.20	$15.03	$13.99	$13.74

Total Return	5.06%	(8.72%)	10.01%	4.05%	6.73%

Net Assets, End of Year (thousands)	$725,166	$807,967	$1,071,186	$908,873	$895,437
Ratio of Expenses to Average Net Assets *(B)	0.24%	0.24%	0.24%	0.26%	0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.39%	0.40%	0.40%	0.42%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.70%	1.73%	1.11%	1.67%	2.44%
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.18%	0.18%	0.19%	0.20%	0.21%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

22

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund currently offers ten portfolios, three of which, the Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio (each a “Global Fund” and collectively, the “Global Funds”), are presented in this report. The remaining operational portfolios are presented in separate reports.

The Global Funds are investment companies and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Global Funds are “Funds of Funds” that achieve their investment objectives by allocating their assets among other portfolios within DFA Investment Dimensions Group Inc. (“IDG”) (collectively, the “Underlying Funds”). The Global Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The Underlying Funds’ shareholder reports are not included in this report. Copies of the Underlying Funds’ shareholder reports are available from the EDGAR database on the SEC’s website at http://www.sec.gov. As of October 31, 2023, the Global Funds were the owners of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/23
Global Equity Portfolio	U.S. Core Equity 1 Portfolio (IDG)	5%
	U.S. Core Equity 2 Portfolio (IDG)	14%
	DFA Real Estate Securities Portfolio (IDG)	2%
	International Core Equity Portfolio (IDG)	6%
	Emerging Markets Core Equity Portfolio (IDG)	3%
	DFA International Real Estate Securities Portfolio (IDG)	1%
Global Allocation 60/40 Portfolio	U.S. Core Equity 1 Portfolio (IDG)	1%
	U.S. Core Equity 2 Portfolio (IDG)	4%
	DFA Real Estate Securities Portfolio (IDG)	1%
	International Core Equity Portfolio (IDG)	2%
	DFA Selectively Hedged Global Fixed Income Portfolio (IDG)	53%
	Emerging Markets Core Equity Portfolio (IDG)	1%
	DFA Five-Year Global Fixed Income Portfolio (IDG)	2%
	DFA Inflation-Protected Securities Portfolio (IDG)	2%
	DFA Short-Term Extended Quality Portfolio (IDG)	6%
	DFA World ex U.S. Government Fixed Income Portfolio (IDG)	8%
	DFA Global Core Plus Fixed Income Portfolio (IDG)	7%
	DFA International Real Estate Securities Portfolio (IDG)	—

23

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/23
Global Allocation 25/75 Portfolio	U.S. Core Equity 1 Portfolio (IDG)	—
	U.S. Core Equity 2 Portfolio (IDG)	—
	DFA Real Estate Securities Portfolio (IDG)	—
	International Core Equity Portfolio (IDG)	—
	DFA Two-Year Global Fixed Income Portfolio (IDG)	5%
	Emerging Markets Core Equity Portfolio (IDG)	—
	DFA Inflation-Protected Securities Portfolio (IDG)	2%
	DFA Short-Term Extended Quality Portfolio (IDG)	4%
	DFA World ex U.S. Government Fixed Income Portfolio (IDG)	—
	DFA International Real Estate Securities Portfolio (IDG)	—

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Global Funds use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•

Level 1 – inputs are quoted prices in active markets for identical securities, including, though not limited to, equity securities and futures contracts. Underlying Fund and money market fund shares are valued at their respective daily net asset values as reported by their administrator, as they are treated as regulated investment companies and are also included as Level 1 investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Global Fund’s own assumptions in determining the fair value of investments)

A valuation hierarchy table is included at the end of the Global Funds’ Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

24

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of securities received. Distributions received from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Global Funds estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Global Fund are directly charged. Common expenses of the Fund or Global Funds are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Global Funds. For the year ended October 31, 2023, the Global Funds’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Global Equity Portfolio	0.20%
Global Allocation 60/40 Portfolio	0.19%
Global Allocation 25/75 Portfolio	0.18%

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees of the Global Funds, as described below. The Fee Waiver Agreement for the Global Funds will remain in effect through February 28, 2024 and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Pursuant to the Fee Waiver Agreement, in order to limit the total management fees received by the Advisor, the Advisor has agreed to waive the management fee each Global Fund pays to the Advisor to the extent necessary to limit the proportionate share of the total combined management fee paid by a class of each Global Fund and management fees paid by each Global Fund’s Underlying Funds to the Advisor, except for fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund on an annualized basis (the “Annualized Expense Ratio”), to the Total Management Fee Limits listed below based on a percentage of average net assets of a class of a Global Fund on an annualized basis. The maximum amount waived under this waiver is the full amount of a Global Fund’s management fee to the Advisor.

During the year ended October 31, 2023, the Global Funds had Total Management Fee Limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees (amounts in thousands), as listed below. The net amount of waived fees (recovered previously waived fees) during the year ended October 31, 2023 and the previously waived fees subject to future recovery as of October 31, 2023,

25

are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio of a class of a Global Fund is less than the Total Management Fee Limit listed below for such class of the Global Fund, the Advisor retains the right to recover fees previously waived to the extent that the Annualized Expense Ratio following such recovery would be less than the Total Management Fee Limit that was in place when such prior year fees were waived, and less than the current Total Management Fee Limit in place for the Global Fund. The Global Funds are not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.

Institutional Class Shares	Total Management Fee Limit		Recovery of Previously Assumed Expenses	Expenses Assumed	Previously Assumed Expenses Subject to Future Recovery
Global Equity Portfolio	0.20	%*	—	$14,214	$45,017
Global Allocation 60/40 Portfolio	0.19	%*	—	6,193	21,134
Global Allocation 25/75 Portfolio	0.18	%**	—	1,202	4,326

*	Effective February 28, 2021.
**	Effective February 28, 2020.

From February 28, 2020 to February 27, 2021, the Total Management Fee Limit in the Fee Waiver Agreement was 0.23% of the average net assets of a class of the Global Equity Portfolio and 0.20% of the average net assets of a class of the Global Allocation 60/40 Portfolio on an annualized basis. From July 21, 2015 to February 27, 2020, the Total Management Fee Limit in the Fee Waiver Agreement was 0.27% of the average net assets of a class of the Global Equity Portfolio, 0.25% of the average net assets of a class of the Global Allocation 60/40 Portfolio and 0.22% of the average net assets of a class of the Global Allocation 25/75 Portfolio on an annualized basis.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2023, the total related amount paid by the Fund to the CCO was $18 (in thousands). The total related amount paid by each of the Global Funds are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2023, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Global Equity Portfolio	$24
Global Allocation 60/40 Portfolio	22
Global Allocation 25/75 Portfolio	6

E. Purchases and Sales of Securities:

For the year ended October 31, 2023, the Global Funds’ transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

26

The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$3,873,899	$298,636	$269,453	$16,549	$36,872	$3,956,503	139,510	$59,193	$108,145
International Core Equity Portfolio	1,435,714	84,184	181,977	11,810	149,115	1,498,846	110,779	45,086	—
U.S. Core Equity 1 Portfolio	1,291,046	72,267	77,287	3,650	32,181	1,321,857	41,950	20,023	31,021
Emerging Markets Core Equity Portfolio	567,500	57,507	68,901	(4,421)	74,329	626,014	30,808	19,798	—
DFA Real Estate Securities Portfolio	134,860	12,200	8,254	(374)	(18,929)	119,503	3,610	4,368	4,703
DFA International Real Estate Securities Portfolio	43,463	3,133	2,375	(926)	(673)	42,622	13,074	—	—

Total	$7,346,482	$527,927	$608,247	$26,288	$272,895	$7,565,345	339,731	$148,468	$143,869

Global Allocation 60/40 Portfolio
U.S. Core Equity 2 Portfolio	$1,129,807	$65,656	$138,883	$40,817	$(22,341)	$1,075,056	37,907	$16,390	$31,408
DFA Selectively Hedged Global Fixed Income Portfolio	531,195	38,653	70,342	(4,324)	33,647	528,829	56,802	241	—
International Core Equity Portfolio	421,705	12,617	76,889	13,026	36,173	406,632	30,054	12,481	—
U.S. Core Equity 1 Portfolio	377,937	14,621	45,432	16,152	(5,159)	358,119	11,365	5,576	9,046
DFA Short-Term Extended Quality Portfolio	355,414	30,114	35,460	(2,136)	7,836	355,768	34,811	14,036	—
DFA Five-Year Global Fixed Income Portfolio	178,729	9,328	12,224	(1,149)	5,137	179,821	17,769	4,122	—
DFA Global Core Plus Fixed Income Portfolio	176,656	8,141	9,590	(1,944)	3,056	176,319	20,526	5,664	—
Emerging Markets Core Equity Portfolio	167,243	5,539	23,678	359	20,670	170,133	8,373	5,539	—
DFA World ex U.S. Government Fixed Income Portfolio	88,674	3,128	1,892	(525)	(883)	88,502	10,953	1,669	—
DFA Inflation-Protected Securities Portfolio	89,806	4,485	3,670	(594)	(2,772)	87,255	8,398	2,977	—
DFA Real Estate Securities Portfolio	41,265	2,706	6,111	396	(5,725)	32,531	983	1,282	1,424
DFA International Real Estate Securities Portfolio	13,330	—	1,248	(510)	165	11,737	3,600	—	—

Total	$3,571,761	$194,988	$425,419	$59,568	$69,804	$3,470,702	241,541	$69,977	$41,878

27

	Balance at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2023	Shares as of October 31, 2023	Dividend Income	Capital Gain Distributions
Global Allocation 25/75 Portfolio
DFA Short-Term Extended Quality Portfolio	$241,938	$10,783	$37,675	$(2,161)	$6,157	$219,042	21,433	$8,977	—
DFA Two-Year Global Fixed Income Portfolio	241,591	11,000	38,449	(1,222)	6,122	219,042	22,443	5,704	—
U.S. Core Equity 2 Portfolio	106,921	8,232	24,794	8,247	(6,245)	92,361	3,257	1,462	$2,882
DFA Inflation-Protected Securities Portfolio	88,794	3,731	8,367	(1,045)	(2,011)	81,102	7,806	2,833	—
International Core Equity Portfolio	39,985	1,571	11,155	3,089	1,819	35,309	2,610	1,095	—
U.S. Core Equity 1 Portfolio	35,824	1,622	7,869	3,453	(2,314)	30,716	975	495	831
DFA World ex U.S. Government Fixed Income Portfolio	32,242	779	2,855	(740)	317	29,743	3,681	570	—
Emerging Markets Core Equity Portfolio	15,961	827	4,081	449	1,641	14,797	728	488	—
DFA Real Estate Securities Portfolio	3,878	305	930	80	(538)	2,795	84	115	131
DFA International Real Estate Securities Portfolio	1,259	15	267	(93)	79	993	305	—	—

Total	$808,393	$38,865	$136,442	$10,057	$5,027	$725,900	63,322	$21,739	$3,844

F. Federal Income Taxes:

Each Global Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2023, can occur as a result of realized gains on securities considered to be passive foreign investment companies, non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

28

The tax character of dividends and distributions declared and paid during the years ended October 31, 2022, and October 31, 2023, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Global Equity Portfolio
2022	$159,606	$237,514	—	$397,120
2023	144,623	220,370	—	364,993
Global Allocation 60/40 Portfolio
2022	78,765	143,772	—	222,537
2023	63,750	100,897	—	164,647
Global Allocation 25/75 Portfolio
2022	15,845	22,202	—	38,047
2023	19,075	5,072	—	24,147

As of October 31, 2023, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio	$(5,786)	$(9,676)	$(15,462)
Global Allocation 60/40 Portfolio	(6,457)	(4,277)	(10,734)
Global Allocation 25/75 Portfolio	(2,150)	(119)	(2,269)

As of October 31, 2023, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Global Equity Portfolio	—	$154,346	—	$3,256,077	$3,410,423
Global Allocation 60/40 Portfolio	—	98,905	—	909,275	1,008,180
Global Allocation 25/75 Portfolio	$799	13,891	—	66,665	81,355

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2023, the Global Funds did not have any capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2023, the Global Funds did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2023, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Equity Portfolio	$4,309,268	$3,272,402	$(16,324)	$3,256,078
Global Allocation 60/40 Portfolio	2,561,427	1,004,039	(94,763)	909,276
Global Allocation 25/75 Portfolio	659,236	89,830	(23,165)	66,665

29

The difference between GAAP-basis and tax-basis unrealized gain (losses) can occur as a result of wash sales and other book to tax differences.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Global Fund’s tax positions and has concluded that no additional provision for income tax is required in any Global Fund’s financial statements. No Global Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Global Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 5, 2023, with its domestic custodian bank. A line of credit with similar terms was in effect through April 5, 2023. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 3, 2024.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective December 28, 2022. A line of credit with similar terms was in effect through December 28, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on December 27, 2023.

For the year ended October 31, 2023, borrowings by the Global Funds under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2023
Global Equity Portfolio	5.55%	$1,469	216	$48	$14,968	$233
Global Allocation 60/40 Portfolio	5.52%	1,248	196	38	7,586	2,493
Global Allocation 25/75 Portfolio	5.66%	717	113	13	4,358	365

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2023, that each Global Fund’s available line of credit was used.

30

Pursuant to an exemptive order issued by the SEC (the “Order”), the Global Funds may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Global Funds did not use the interfund lending program during the year ended October 31, 2023.

H. Shareholder Servicing Fees:

On June 9, 2023, pursuant to a Plan of Recapitalization the Class R2 shares of the Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio converted into Institutional Class shares of the respective Global Fund (the “Recapitalization”). As a result of the Recapitalization, shareholders holding Class R shares of a Global Fund received Institutional Class shares of the respective Global Fund in exchange for their Class R shares with an aggregate net asset value equal to the aggregate net asset value of the Class R shares so exchanged. The value of a shareholder’s investment in a Global Fund was not impacted by the conversion; however, each shareholder received fewer Institutional Class shares than the number of Class R shares held at the time of the conversion because the Class R shares had a higher net asset value per share. Following each Recapitalization, the Class R shares of each Global Fund have ceased operations. See the Statements of Changes for activity related to each Recapitalization.

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs were effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and determined the adoption of these ASUs will not have a material impact on the Global Funds’ financial statements.

In October 2022, the SEC adopted rule and form amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Other information, including financial statements, will no longer appear in the Global Funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Global Funds until the 2024 annual shareholder reports, and will have no effect on the Global Funds accounting policies or financial statements.

31

K. Other:

As of October 31, 2023, the following number of shareholders held the following approximate percentages of the Global Funds’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Global Equity Portfolio	2	76%
Global Allocation 60/40 Portfolio	3	80%
Global Allocation 25/75 Portfolio	3	87%

The Global Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Global Funds, individually or in aggregate, will not have a material adverse impact on the Global Funds’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Global Funds through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio (three of the funds constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023, and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

33

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, a “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held during the fiscal year ended October 31, 2023.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were two Strategy Committee meetings held during the fiscal year ended October 31, 2023.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held during the fiscal year ended October 31, 2023.

34

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

35

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since 2021

Robert E. McDonough Professor of Finance (since

2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

157 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since

2019). Formerly,

Director, New York Life Investment Management IndexIQ (2008-

2021) (22 funds);

formerly, Director, REAN Cloud (technology)

(2015-2018);

formerly, Director, FBR & Co. (investment banking) (2011-2017); and

formerly, Director, Brightwood

Capital Advisors,

L.P. (private equity) (2013-2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	157 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	157 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	157 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).

36

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since 2021

Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since

2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since

1998); and Expert Witness, Analysis Group

(economic consulting firm) (since 2012).

				157 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	157 portfolios in 5 investment companies

Director, (since

2000) and formerly, Audit Committee Chair (2019-2022) and Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee and Audit Committee member (since

2022), UBS Funds (3 investment companies within the fund complex) (12 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	157 portfolios in 5 investment companies

Director, Payoneer Inc. (digital payments) (since

2021); Director, Ariel Investments LLC (investment adviser) (since

2017); Director,

Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017-July 2017).

37

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019); formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022).	157 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

38

Interested Directors/Trustees

The following interested Directors/Trustees are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director/ Trustee Co-Chief Executive Officer	Director/ Trustee since 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017) and Dimensional ETF Trust (since 2020), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and the Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.	157 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director/ Trustee Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director/ Trustee since 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director and Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer and Chief Investment Officer of Dimensional Holdings, LLC (since 2017); Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).	157 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DEM; DFAITC and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

39

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2019)

•  Dimensional ETF Trust (since 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Chairman (since 2018) of

•  Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President of

•  Dimensional Advisors Ltd. (since 2016)

•  Dimensional Hong Kong Limited (since 2016)

•  Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016 – 2021) of

•  Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016 – 2019) of

•  Dimensional Fund Advisors Pte. Ltd.

40

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Interim Chief Executive Officer (2019 – 2020) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

Executive Vice President (since January 2020) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Vice President (since 2020) of

•  DFA Australia Limited

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Ireland Limited

•  Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020 – June 2021) of

•  the DFA Fund Complex

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

Vice President (since March 2021) of

•  Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

•  Lord Abbett & Co. LLC

41

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Formerly, Chief Financial Officer (2017 - 2020) and Treasurer (2003 – 2017) of • Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) of

•  all the DFA Entities

Vice President (since 2020) of

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017 – 2019) of

•  all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

•  Dimensional Ireland Limited (since 2020)

Assistant Treasurer of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  the Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President (since January 2023) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC Vice

President (since April 2022) of

•  Dimensional Fund Advisors Canada ULC

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  Dimensional ETF Trust (since 2020)

General Counsel of

•  all the DFA Entities (since 2001)

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

42

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Investment LLC (since 2009)

•  DFA Canada LLC (since 2009)

•  Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Secretary of

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

•  DFA Securities LLC (since 2006)

•  Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  DFA Canada LLC (since 2009)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2014)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

•  Dimensional Hong Kong Limited

Director of • Dimensional Australia Limited (since 2007) • Dimensional Funds plc (since 2002) • Dimensional Funds II plc (since 2006) • Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

•  Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•  the DFA Fund Complex

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

43

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013 – 2020) of:

•  the DFA Fund Complex

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President (2013 – 2020) of:

•  the DFA Fund Complex

Formerly, Director (2019 – 2021) of:

•  Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•  Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Vice President of

•  DFA Securities LLC (since 2010)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

•  DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer (since 2020) of

•  the DFA Fund Complex

Vice President (since 2016) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer of

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan of

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

Vice President of

•  Dimensional Holdings Inc. (since 2016)

•  Dimensional Fund Advisors LP (since 2016)

•  Dimensional Investment LLC (since 2016)

•  DFA Securities LLC (since 2016)

•  Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

44

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at www.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at www.dimensional.com/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

45

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2023. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2023 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2023 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2023.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Global Equity Portfolio	40%	—	60%	—	—	100%	50%	84%	—	4%	51%	2%	—
Global Allocation 60/40 Portfolio	39%	—	61%	—	—	100%	26%	43%	20%	2%	30%	72%	100%
Global Allocation 25/75 Portfolio	77%	2%	21%	—	—	100%	11%	18%	62%	1%	8%	98%	100%

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2023.

46

DFA103123-007A 00293586

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s Co-Principal Executive Officers and Principal Financial Officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Fiscal Year Ended October 31, 2023: $229,616
Fiscal Year Ended October 31, 2022: $208,805

(b)	Audit-Related Fees

Fees for Registrant	Fiscal Year Ended October 31, 2023: $18,179
Fiscal Year Ended October 31, 2022: $16,888

For fiscal years ended October 31, 2023 and October 31, 2022, Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2023: $235,000
Fiscal Year Ended October 31, 2022: $225,000

For the fiscal years ended October 31, 2023 and October 31, 2022, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Registrant’s investment adviser.

(c)	Tax Fees

Fees for Registrant	Fiscal Year Ended October 31, 2023: $0
Fiscal Year Ended October 31, 2022: $0

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees

Fees for Registrant	Fiscal Year Ended October 31, 2023: $0
Fiscal Year Ended October 31, 2022: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.

The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.

The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.

The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.

The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.

The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.

A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.

Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.

The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.

A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2023 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2023: $2,170,429

Fiscal Year Ended October 31, 2022: $1,659,293

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant

U.S. Large Company Portfolio	Series of Registrant

The U.S. Large Cap Value Series	Master fund for U.S. Large Cap Value Portfolio III

The DFA International Value Series	Master fund for DFA International Value Portfolio and DFA International Value Portfolio III

The Emerging Markets Series	Master fund for Emerging Markets Portfolio II

U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2023

		Shares	Value†
COMMON STOCKS — (99.7%)
COMMUNICATION SERVICES — (8.7%)
*	Alphabet, Inc., Class A	1,668,014	$206,967,177
*	Alphabet, Inc., Class C	1,418,886	177,786,416
	AT&T, Inc.	2,013,034	31,000,724
*	Charter Communications, Inc., Class A	28,498	11,478,994
	Comcast Corp., Class A	1,157,092	47,776,329
	Electronic Arts, Inc.	69,557	8,610,461
	Fox Corp., Class A	71,646	2,177,322
	Fox Corp., Class B	37,420	1,044,392
	Interpublic Group of Cos., Inc.	107,083	3,041,157
*	Live Nation Entertainment, Inc.	40,242	3,220,165
*	Match Group, Inc.	78,381	2,711,983
*	Meta Platforms, Inc., Class A	624,861	188,251,873
*	Netflix, Inc.	124,587	51,291,222
	News Corp., Class A	105,568	2,183,146
#	News Corp., Class B	34,453	738,672
	Omnicom Group, Inc.	55,043	4,123,271
	Paramount Global, Class B	136,189	1,481,736
*	Take-Two Interactive Software, Inc.	44,237	5,916,699
*	T-Mobile U.S., Inc.	145,482	20,929,041
	Verizon Communications, Inc.	1,181,931	41,521,236
*	Walt Disney Co.	514,427	41,972,099
*	Warner Bros Discovery, Inc.	619,305	6,155,892

TOTAL COMMUNICATION SERVICES			860,380,007

CONSUMER DISCRETIONARY — (10.5%)
*	Airbnb, Inc., Class A	119,618	14,149,613
*	Amazon.com, Inc.	2,552,661	339,733,652
*	Aptiv PLC	79,858	6,963,618
*	AutoZone, Inc.	5,085	12,596,206
	Bath & Body Works, Inc.	65,886	1,953,520
	Best Buy Co., Inc.	54,303	3,628,526
*	Booking Holdings, Inc.	10,048	28,029,499
	BorgWarner, Inc.	65,103	2,402,301
*	Caesars Entertainment, Inc.	60,268	2,404,091
*	CarMax, Inc.	44,458	2,715,939
*	Carnival Corp.	278,660	3,193,444
*	Chipotle Mexican Grill, Inc.	7,753	15,057,877
	Darden Restaurants, Inc.	33,710	4,905,816
	Domino’s Pizza, Inc.	9,870	3,345,831
	DR Horton, Inc.	86,001	8,978,504
	eBay, Inc.	148,382	5,821,026
*	Etsy, Inc.	34,821	2,169,348
*	Expedia Group, Inc.	38,942	3,710,783
	Ford Motor Co.	1,101,803	10,742,579
	Garmin Ltd.	42,993	4,408,072
	General Motors Co.	385,415	10,868,703
	Genuine Parts Co.	39,269	5,060,203
	Hasbro, Inc.	36,152	1,632,263
	Hilton Worldwide Holdings, Inc.	73,825	11,186,702
	Home Depot, Inc.	282,653	80,468,483
	Las Vegas Sands Corp.	92,206	4,376,097
	Lennar Corp., Class A	70,601	7,531,715
	LKQ Corp.	75,564	3,318,771
	Lowe’s Cos., Inc.	164,524	31,353,339
*	Lululemon Athletica, Inc.	32,561	12,812,102

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
	Marriott International, Inc., Class A	70,206	$13,238,043
	McDonald’s Corp.	204,886	53,714,963
	MGM Resorts International	79,280	2,768,458
*	Mohawk Industries, Inc.	14,631	1,176,040
	NIKE, Inc., Class B	344,799	35,434,993
# *	Norwegian Cruise Line Holdings Ltd.	120,225	1,635,060
*	NVR, Inc.	922	4,990,436
*	O’Reilly Automotive, Inc.	16,944	15,765,375
	Pool Corp.	11,009	3,476,312
	PulteGroup, Inc.	61,673	4,538,516
	Ralph Lauren Corp.	11,037	1,241,994
	Ross Stores, Inc.	95,610	11,087,892
*	Royal Caribbean Cruises Ltd.	66,561	5,639,714
	Starbucks Corp.	321,885	29,690,672
	Tapestry, Inc.	65,921	1,816,783
*	Tesla, Inc.	776,338	155,919,724
	TJX Cos., Inc.	323,034	28,449,604
	Tractor Supply Co.	30,554	5,883,478
*	Ulta Beauty, Inc.	14,049	5,357,024
#	VF Corp.	93,670	1,379,759
	Whirlpool Corp.	15,023	1,570,805
	Wynn Resorts Ltd.	27,352	2,400,959
	Yum! Brands, Inc.	79,147	9,565,706

TOTAL CONSUMER DISCRETIONARY			1,042,260,933

CONSUMER STAPLES — (6.6%)
	Altria Group, Inc.	498,806	20,037,037
	Archer-Daniels-Midland Co.	150,050	10,739,078
	Brown-Forman Corp., Class B	51,728	2,905,044
	Bunge Ltd.	42,470	4,500,971
	Campbell Soup Co.	55,107	2,226,874
	Church & Dwight Co., Inc.	68,637	6,241,849
	Clorox Co.	34,480	4,058,296
	Coca-Cola Co.	1,094,179	61,810,172
	Colgate-Palmolive Co.	232,090	17,434,601
	Conagra Brands, Inc.	133,802	3,660,823
	Constellation Brands, Inc., Class A	45,437	10,639,073
	Costco Wholesale Corp.	124,587	68,826,842
	Dollar General Corp.	62,046	7,385,956
*	Dollar Tree, Inc.	58,720	6,523,205
	Estee Lauder Cos., Inc., Class A	64,905	8,364,307
	General Mills, Inc.	164,677	10,743,527
	Hershey Co.	42,344	7,933,148
	Hormel Foods Corp.	81,232	2,644,102
	J M Smucker Co.	28,838	3,282,918
	Kellanova	74,002	3,734,881
	Kenvue, Inc.	485,310	9,026,766
	Keurig Dr Pepper, Inc.	284,396	8,625,731
	Kimberly-Clark Corp.	95,327	11,404,922
	Kraft Heinz Co.	224,871	7,074,442
	Kroger Co.	185,644	8,422,668
	Lamb Weston Holdings, Inc.	40,657	3,650,999
	McCormick & Co., Inc.	70,644	4,514,152
	Molson Coors Beverage Co., Class B	51,681	2,985,611
	Mondelez International, Inc., Class A	382,389	25,317,976
*	Monster Beverage Corp.	208,215	10,639,786
	PepsiCo, Inc.	387,014	63,191,646
	Philip Morris International, Inc.	436,429	38,912,010
	Procter & Gamble Co.	662,737	99,430,432

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†
CONSUMER STAPLES — (Continued)
Sysco Corp.	141,536	$9,410,729
Target Corp.	129,713	14,370,903
Tyson Foods, Inc., Class A	80,520	3,732,102
# Walgreens Boots Alliance, Inc.	202,639	4,271,630
Walmart, Inc.	401,306	65,577,413

TOTAL CONSUMER STAPLES		654,252,622

ENERGY — (4.5%)
APA Corp.	86,003	3,416,039
Baker Hughes Co.	284,267	9,784,470
Chevron Corp.	498,819	72,692,893
ConocoPhillips	336,665	39,995,802
Coterra Energy, Inc.	213,262	5,864,705
Devon Energy Corp.	179,646	8,366,114
Diamondback Energy, Inc.	50,466	8,090,709
EOG Resources, Inc.	163,665	20,662,706
EQT Corp.	102,352	4,337,678
Exxon Mobil Corp.	1,125,465	119,130,470
Halliburton Co.	252,772	9,944,051
Hess Corp.	77,690	11,218,436
Kinder Morgan, Inc.	547,062	8,862,404
Marathon Oil Corp.	169,296	4,623,474
Marathon Petroleum Corp.	112,261	16,979,476
Occidental Petroleum Corp.	185,800	11,484,298
ONEOK, Inc.	163,724	10,674,805
Phillips 66	124,919	14,249,510
Pioneer Natural Resources Co.	65,580	15,673,620
Schlumberger NV	399,293	22,224,648
Targa Resources Corp.	63,022	5,269,270
Valero Energy Corp.	99,028	12,576,556
Williams Cos., Inc.	342,686	11,788,399

TOTAL ENERGY		447,910,533

FINANCIALS — (12.7%)
Aflac, Inc.	152,597	11,919,352
Allstate Corp.	73,177	9,376,169
American Express Co.	163,536	23,881,162
American International Group, Inc.	199,327	12,220,738
Ameriprise Financial, Inc.	28,976	9,114,980
Aon PLC, Class A	56,980	17,629,612
* Arch Capital Group Ltd.	104,803	9,084,324
Arthur J Gallagher & Co.	60,409	14,225,715
Assurant, Inc.	15,115	2,250,624
Bank of America Corp.	1,943,630	51,195,214
Bank of New York Mellon Corp.	219,873	9,344,603
* Berkshire Hathaway, Inc., Class B	512,713	175,004,328
BlackRock, Inc.	39,449	24,153,834
Blackstone, Inc.	199,152	18,391,687
Brown & Brown, Inc.	66,049	4,585,122
Capital One Financial Corp.	106,700	10,807,643
Cboe Global Markets, Inc.	29,770	4,879,005
Charles Schwab Corp.	418,635	21,785,765
Chubb Ltd.	115,451	24,778,094
Cincinnati Financial Corp.	44,240	4,409,401
Citigroup, Inc.	541,286	21,375,384
Citizens Financial Group, Inc.	133,387	3,125,257
CME Group, Inc.	101,119	21,584,862
Comerica, Inc.	38,100	1,501,140

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Discover Financial Services	70,632	$5,797,475
	Everest Group Ltd.	12,241	4,842,784
	FactSet Research Systems, Inc.	10,805	4,666,571
	Fidelity National Information Services, Inc.	166,621	8,182,757
	Fifth Third Bancorp	192,625	4,567,139
*	Fiserv, Inc.	171,297	19,485,034
*	FleetCor Technologies, Inc.	20,907	4,707,629
	Franklin Resources, Inc.	81,522	1,857,886
	Global Payments, Inc.	73,427	7,799,416
	Globe Life, Inc.	24,117	2,806,254
	Goldman Sachs Group, Inc.	92,812	28,178,651
	Hartford Financial Services Group, Inc.	85,889	6,308,547
	Huntington Bancshares, Inc.	411,126	3,967,366
	Intercontinental Exchange, Inc.	160,986	17,296,336
	Invesco Ltd.	127,478	1,653,390
	Jack Henry & Associates, Inc.	20,203	2,848,421
	JPMorgan Chase & Co.	817,022	113,615,079
	KeyCorp	260,342	2,660,695
	Loews Corp.	51,725	3,310,917
	M&T Bank Corp.	46,666	5,261,592
	MarketAxess Holdings, Inc.	10,770	2,302,088
	Marsh & McLennan Cos., Inc.	138,669	26,298,576
	Mastercard, Inc., Class A	233,914	88,033,534
	MetLife, Inc.	178,385	10,704,884
	Moody’s Corp.	44,383	13,669,964
	Morgan Stanley	359,131	25,433,657
	MSCI, Inc.	22,132	10,436,345
	Nasdaq, Inc.	95,039	4,713,934
	Northern Trust Corp.	58,272	3,840,708
*	PayPal Holdings, Inc.	308,291	15,969,474
	PNC Financial Services Group, Inc.	111,805	12,798,318
	Principal Financial Group, Inc.	62,596	4,236,497
	Progressive Corp.	164,529	26,010,390
	Prudential Financial, Inc.	101,965	9,323,680
	Raymond James Financial, Inc.	52,639	5,023,866
	Regions Financial Corp.	266,837	3,877,142
	S&P Global, Inc.	91,629	32,006,926
	State Street Corp.	89,992	5,816,183
	Synchrony Financial	118,105	3,312,845
	T Rowe Price Group, Inc.	63,146	5,714,713
	Travelers Cos., Inc.	64,491	10,798,373
	Truist Financial Corp.	374,870	10,631,313
	U.S. Bancorp	436,245	13,907,491
#	Visa, Inc., Class A	451,735	106,202,899
	W R Berkley Corp.	57,809	3,897,483
	Wells Fargo & Co.	1,028,637	40,908,893
	Willis Towers Watson PLC	29,372	6,928,561
	Zions Bancorp NA	41,717	1,286,969

TOTAL FINANCIALS			1,260,523,660

HEALTH CARE — (13.1%)
	Abbott Laboratories	487,882	46,129,243
	AbbVie, Inc.	496,228	70,057,469
	Agilent Technologies, Inc.	83,315	8,612,272
*	Align Technology, Inc.	20,092	3,708,782
	Amgen, Inc.	150,383	38,452,933
	Baxter International, Inc.	141,934	4,602,920
	Becton Dickinson & Co.	81,447	20,588,173
*	Biogen, Inc.	40,832	9,699,233

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
*	Bio-Rad Laboratories, Inc., Class A	5,798	$1,596,073
	Bio-Techne Corp.	44,512	2,431,691
*	Boston Scientific Corp.	411,062	21,042,264
	Bristol-Myers Squibb Co.	586,585	30,226,725
	Cardinal Health, Inc.	71,790	6,532,890
*	Catalent, Inc.	49,944	1,717,574
	Cencora, Inc.	47,058	8,712,789
*	Centene Corp.	152,885	10,546,007
*	Charles River Laboratories International, Inc.	14,253	2,399,635
	Cigna Group	83,274	25,748,321
††	Contra Abiomed, Inc.	13,246	206,770
	Cooper Cos., Inc.	14,047	4,379,152
	CVS Health Corp.	360,721	24,893,356
	Danaher Corp.	184,748	35,475,311
*	DaVita, Inc.	14,992	1,157,832
	DENTSPLY SIRONA, Inc.	60,534	1,840,839
*	Dexcom, Inc.	108,492	9,637,344
*	Edwards Lifesciences Corp.	171,145	10,905,359
	Elevance Health, Inc.	66,319	29,849,519
	Eli Lilly & Co.	224,185	124,182,797
*	GE HealthCare Technologies, Inc.	110,348	7,345,866
	Gilead Sciences, Inc.	350,236	27,507,535
	HCA Healthcare, Inc.	56,436	12,762,437
*	Henry Schein, Inc.	36,099	2,345,713
*	Hologic, Inc.	68,893	4,558,650
	Humana, Inc.	34,792	18,220,222
*	IDEXX Laboratories, Inc.	23,432	9,360,381
*	Illumina, Inc.	44,762	4,897,858
*	Incyte Corp.	52,274	2,819,137
*	Insulet Corp.	19,832	2,629,128
*	Intuitive Surgical, Inc.	98,718	25,885,834
*	IQVIA Holdings, Inc.	51,705	9,349,815
	Johnson & Johnson	676,993	100,425,142
	Laboratory Corp. of America Holdings	25,020	4,997,245
	McKesson Corp.	37,870	17,244,483
	Medtronic PLC	374,168	26,401,294
	Merck & Co., Inc.	713,403	73,266,488
*	Mettler-Toledo International, Inc.	6,105	6,014,646
*	Moderna, Inc.	93,011	7,065,116
*	Molina Healthcare, Inc.	16,280	5,420,426
	Organon & Co.	18,427	272,537
	Pfizer, Inc.	1,587,315	48,508,346
	Quest Diagnostics, Inc.	31,810	4,138,481
*	Regeneron Pharmaceuticals, Inc.	30,003	23,399,040
	ResMed, Inc.	41,060	5,798,493
	Revvity, Inc.	34,886	2,890,305
	STERIS PLC	27,718	5,820,226
	Stryker Corp.	94,994	25,669,279
	Teleflex, Inc.	13,294	2,456,067
	Thermo Fisher Scientific, Inc.	108,507	48,260,658
	UnitedHealth Group, Inc.	260,423	139,472,142
	Universal Health Services, Inc., Class B	17,185	2,163,420
*	Vertex Pharmaceuticals, Inc.	72,630	26,300,049
	Viatris, Inc.	340,575	3,031,118
*	Waters Corp.	16,424	3,917,617
	West Pharmaceutical Services, Inc.	20,715	6,593,377
	Zimmer Biomet Holdings, Inc.	58,768	6,135,967
	Zoetis, Inc.	129,388	20,313,916

TOTAL HEALTH CARE			1,298,991,727

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INDUSTRIALS — (8.3%)
	3M Co.	154,866	$14,085,063
	A O Smith Corp.	35,124	2,450,250
*	Alaska Air Group, Inc.	36,476	1,153,736
	Allegion PLC	24,431	2,403,033
# *	American Airlines Group, Inc.	181,112	2,019,399
	AMETEK, Inc.	64,837	9,127,104
	Automatic Data Processing, Inc.	115,803	25,270,531
*	Axon Enterprise, Inc.	19,826	4,054,219
*	Boeing Co.	159,379	29,775,185
	Broadridge Financial Solutions, Inc.	33,380	5,695,963
	Carrier Global Corp.	234,765	11,188,900
	Caterpillar, Inc.	143,305	32,394,095
# *	Ceridian HCM Holding, Inc.	43,595	2,790,516
	CH Robinson Worldwide, Inc.	32,258	2,639,672
	Cintas Corp.	24,406	12,376,771
*	Copart, Inc.	245,261	10,673,759
	CSX Corp.	563,307	16,814,714
	Cummins, Inc.	39,815	8,611,984
	Deere & Co.	76,540	27,964,654
	Delta Air Lines, Inc.	181,660	5,676,875
	Dover Corp.	38,971	5,064,281
	Eaton Corp. PLC.	112,294	23,347,046
	Emerson Electric Co.	161,124	14,335,202
	Equifax, Inc.	34,669	5,878,822
	Expeditors International of Washington, Inc.	41,770	4,563,373
	Fastenal Co.	160,091	9,339,709
	FedEx Corp.	65,241	15,664,364
	Fortive Corp.	99,399	6,488,767
*	Generac Holdings, Inc.	17,530	1,473,747
	General Dynamics Corp.	63,699	15,371,206
	General Electric Co.	305,989	33,239,585
	Honeywell International, Inc.	186,449	34,168,644
	Howmet Aerospace, Inc.	110,597	4,877,328
	Hubbell, Inc.	15,102	4,079,050
	Huntington Ingalls Industries, Inc.	11,422	2,510,784
	IDEX Corp.	21,036	4,026,501
	Illinois Tool Works, Inc.	77,258	17,315,063
	Ingersoll Rand, Inc.	114,222	6,930,991
	Jacobs Solutions, Inc.	35,566	4,740,948
	JB Hunt Transport Services, Inc.	23,058	3,962,978
	Johnson Controls International PLC	192,123	9,417,869
	L3Harris Technologies, Inc.	53,139	9,533,668
	Leidos Holdings, Inc.	38,515	3,817,607
	Lockheed Martin Corp.	62,999	28,641,865
	Masco Corp.	63,722	3,319,279
	Nordson Corp.	15,115	3,213,298
	Norfolk Southern Corp.	63,602	12,134,626
	Northrop Grumman Corp.	39,918	18,818,543
	Old Dominion Freight Line, Inc.	25,281	9,522,341
	Otis Worldwide Corp.	115,153	8,890,963
	PACCAR, Inc.	146,951	12,127,866
	Parker-Hannifin Corp.	36,006	13,282,973
	Paychex, Inc.	90,601	10,061,241
	Paycom Software, Inc.	13,774	3,374,217
	Pentair PLC	46,151	2,682,296
	Quanta Services, Inc.	40,509	6,769,864
	Republic Services, Inc.	57,708	8,569,061
	Robert Half, Inc.	30,352	2,269,419
	Rockwell Automation, Inc.	32,297	8,487,975

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Rollins, Inc.	78,716	$2,960,509
	RTX Corp.	409,124	33,298,602
	Snap-on, Inc.	14,973	3,862,136
	Southwest Airlines Co.	165,712	3,683,778
	Stanley Black & Decker, Inc.	42,556	3,619,388
	Textron, Inc.	55,110	4,188,360
	Trane Technologies PLC	64,273	12,231,795
*	TransDigm Group, Inc.	15,457	12,799,787
	Union Pacific Corp.	171,269	35,557,157
*	United Airlines Holdings, Inc.	93,045	3,257,505
	United Parcel Service, Inc., Class B	203,614	28,760,477
	United Rentals, Inc.	19,185	7,794,290
*	Veralto Corp.	61,570	4,248,330
	Verisk Analytics, Inc.	40,595	9,229,679
	Waste Management, Inc.	103,913	17,076,023
	Westinghouse Air Brake Technologies Corp.	50,031	5,304,287
	WW Grainger, Inc.	12,574	9,176,882
	Xylem, Inc.	67,531	6,316,850

TOTAL INDUSTRIALS			822,845,618

INFORMATION TECHNOLOGY — (28.0%)
	Accenture PLC, Class A	177,343	52,686,832
*	Adobe, Inc.	128,144	68,180,297
*	Advanced Micro Devices, Inc.	454,233	44,741,950
*	Akamai Technologies, Inc.	42,590	4,400,825
	Amphenol Corp., Class A	168,304	13,556,887
	Analog Devices, Inc.	140,941	22,174,247
*	ANSYS, Inc.	24,411	6,792,605
	Apple, Inc.	4,131,710	705,572,117
	Applied Materials, Inc.	236,387	31,285,819
*	Arista Networks, Inc.	70,235	14,072,987
*	Autodesk, Inc.	59,855	11,829,144
	Broadcom, Inc.	116,023	97,618,271
*	Cadence Design Systems, Inc.	76,211	18,279,208
	CDW Corp.	37,837	7,582,535
	Cisco Systems, Inc.	1,145,669	59,723,725
	Cognizant Technology Solutions Corp., Class A	141,536	9,124,826
	Corning, Inc.	215,714	5,772,507
*	Enphase Energy, Inc.	38,816	3,088,977
*	EPAM Systems, Inc.	16,264	3,538,558
*	F5, Inc.	16,898	2,561,568
*	Fair Isaac Corp.	7,035	5,950,695
*	First Solar, Inc.	30,172	4,298,001
*	Fortinet, Inc.	183,914	10,514,363
*	Gartner, Inc.	22,174	7,362,655
	Gen Digital, Inc.	156,757	2,611,572
	Hewlett Packard Enterprise Co.	366,178	5,631,818
	HP, Inc.	245,236	6,457,064
	Intel Corp.	1,178,552	43,017,148
	International Business Machines Corp.	256,122	37,045,486
	Intuit, Inc.	78,667	38,936,232
	Juniper Networks, Inc.	88,517	2,382,878
*	Keysight Technologies, Inc.	49,810	6,079,310
	KLA Corp.	38,377	18,025,677
	Lam Research Corp.	37,468	22,039,427
	Microchip Technology, Inc.	153,520	10,944,441
	Micron Technology, Inc.	307,323	20,550,689
	Microsoft Corp.	2,088,817	706,249,916
	Monolithic Power Systems, Inc.	13,494	5,960,840

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
	Motorola Solutions, Inc.	46,794	$13,030,257
	NetApp, Inc.	59,539	4,333,248
	NVIDIA Corp.	694,420	283,184,476
	NXP Semiconductors NV	72,264	12,460,481
*	ON Semiconductor Corp.	121,720	7,624,541
	Oracle Corp.	442,893	45,795,136
# *	Palo Alto Networks, Inc.	85,840	20,860,837
*	PTC, Inc.	33,561	4,712,636
*	Qorvo, Inc.	27,649	2,417,076
	QUALCOMM, Inc.	313,343	34,151,254
	Roper Technologies, Inc.	30,100	14,705,957
*	Salesforce, Inc.	273,832	54,993,681
	Seagate Technology Holdings PLC	53,964	3,683,043
*	ServiceNow, Inc.	57,426	33,413,318
	Skyworks Solutions, Inc.	44,606	3,869,124
# *	SolarEdge Technologies, Inc.	16,195	1,230,010
*	Synopsys, Inc.	42,827	20,104,707
	TE Connectivity Ltd.	88,591	10,440,449
*	Teledyne Technologies, Inc.	13,169	4,932,976
	Teradyne, Inc.	42,750	3,559,792
	Texas Instruments, Inc.	255,080	36,223,911
*	Trimble, Inc.	69,205	3,261,632
*	Tyler Technologies, Inc.	11,851	4,419,238
*	VeriSign, Inc.	25,305	5,052,396
*	Western Digital Corp.	90,504	3,633,736
*	Zebra Technologies Corp., Class A	14,610	3,059,772

TOTAL INFORMATION TECHNOLOGY			2,771,795,781

MATERIALS — (2.4%)
	Air Products & Chemicals, Inc.	62,530	17,660,973
	Albemarle Corp.	33,108	4,197,432
	Amcor PLC	417,811	3,714,340
	Avery Dennison Corp.	22,370	3,893,946
	Ball Corp.	89,291	4,299,362
#	Celanese Corp.	28,101	3,217,845
	CF Industries Holdings, Inc.	54,226	4,326,150
	Corteva, Inc.	198,715	9,566,140
	Dow, Inc.	198,587	9,599,696
	DuPont de Nemours, Inc.	128,509	9,365,736
	Eastman Chemical Co.	33,979	2,539,251
	Ecolab, Inc.	71,021	11,913,062
	FMC Corp.	34,384	1,829,229
	Freeport-McMoRan, Inc.	401,870	13,575,169
#	International Flavors & Fragrances, Inc.	71,587	4,892,971
	International Paper Co.	98,160	3,310,937
	Linde PLC	137,182	52,425,473
	LyondellBasell Industries NV, Class A	71,977	6,495,204
	Martin Marietta Materials, Inc.	17,419	7,123,326
	Mosaic Co.	92,061	2,990,141
	Newmont Corp.	224,378	8,407,444
	Nucor Corp.	70,254	10,382,839
	Packaging Corp. of America.	25,045	3,833,137
	PPG Industries, Inc.	66,319	8,141,984
	Sealed Air Corp.	40,754	1,254,816
	Sherwin-Williams Co.	66,394	15,815,715
	Steel Dynamics, Inc.	43,975	4,683,777
	Vulcan Materials Co.	37,132	7,296,067

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†
MATERIALS — (Continued)
Westrock Co.	70,766	$2,542,622
TOTAL MATERIALS		239,294,784
REAL ESTATE — (2.4%)
Alexandria Real Estate Equities, Inc.	44,184	4,114,856
American Tower Corp.	131,183	23,375,499
AvalonBay Communities, Inc.	40,118	6,649,157
Boston Properties, Inc.	41,281	2,211,423
Camden Property Trust	29,944	2,541,647
* CBRE Group, Inc., Class A	87,381	6,058,999
* CoStar Group, Inc.	114,976	8,440,388
Crown Castle, Inc.	121,674	11,313,248
Digital Realty Trust, Inc.	85,458	10,627,557
Equinix, Inc.	26,238	19,144,294
Equity Residential	97,046	5,369,555
Essex Property Trust, Inc.	17,890	3,827,029
Extra Space Storage, Inc.	59,455	6,158,943
Federal Realty Investment Trust	20,769	1,893,925
Healthpeak Properties, Inc.	156,219	2,429,205
Host Hotels & Resorts, Inc.	199,700	3,091,356
Invitation Homes, Inc.	162,461	4,823,467
Iron Mountain, Inc.	82,397	4,867,191
Kimco Realty Corp.	174,808	3,136,056
Mid-America Apartment Communities, Inc.	32,952	3,893,279
Prologis, Inc.	259,301	26,124,576
Public Storage	44,473	10,616,150
Realty Income Corp.	200,099	9,480,691
Regency Centers Corp.	46,583	2,807,092
SBA Communications Corp.	30,597	6,383,452
Simon Property Group, Inc.	91,982	10,107,902
UDR, Inc.	85,630	2,723,890
Ventas, Inc.	114,043	4,842,266
VICI Properties, Inc.	284,127	7,927,143
Welltower, Inc.	145,241	12,143,600
Weyerhaeuser Co.	206,267	5,917,800

TOTAL REAL ESTATE		233,041,636

UTILITIES — (2.5%)
AES Corp.	190,600	2,839,940
Alliant Energy Corp.	70,603	3,444,720
Ameren Corp.	74,188	5,616,774
American Electric Power Co., Inc.	145,006	10,953,753
American Water Works Co., Inc.	55,018	6,472,868
Atmos Energy Corp.	41,929	4,514,076
CenterPoint Energy, Inc.	176,494	4,744,159
CMS Energy Corp.	82,924	4,506,090
Consolidated Edison, Inc.	97,078	8,522,478
Constellation Energy Corp.	90,724	10,244,554
Dominion Energy, Inc.	235,056	9,477,458
DTE Energy Co.	58,080	5,597,750
Duke Energy Corp.	216,907	19,280,863
Edison International	108,371	6,833,875
Entergy Corp.	59,480	5,685,693
Evergy, Inc.	65,277	3,207,712
Eversource Energy	98,118	5,277,767
Exelon Corp.	279,073	10,867,103
FirstEnergy Corp.	145,738	5,188,273
NextEra Energy, Inc.	568,583	33,148,389

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†
UTILITIES — (Continued)
NiSource, Inc.	116,590	$2,933,404
NRG Energy, Inc.	63,718	2,700,369
* PG&E Corp.	590,163	9,619,657
Pinnacle West Capital Corp.	32,096	2,380,881
PPL Corp.	207,010	5,086,236
Public Service Enterprise Group, Inc.	140,440	8,658,126
Sempra	176,224	12,340,967
Southern Co.	306,910	20,655,043
WEC Energy Group, Inc.	88,629	7,213,514
Xcel Energy, Inc.	154,601	9,163,201

TOTAL UTILITIES		247,175,693

TOTAL COMMON STOCKS Cost ($2,822,482,853)		9,878,472,994

TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund 5.300%	16,462,238	16,462,238

SECURITIES LENDING COLLATERAL — (0.2%)
@ § The DFA Short Term Investment Fund	1,558,982	18,032,744

TOTAL INVESTMENTS — (100.0%) (Cost $2,856,978,200)		$9,912,967,976

†	See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
††	Security valued using significant unobservable inputs (Level 3).
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

As of October 31, 2023, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	103	12/15/23	$22,376,350	$21,693,087	$(683,263)

Total Futures Contracts			$22,376,350	$21,693,087	$(683,263)

Summary of the Portfolio’s investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$860,380,007	—	—	$860,380,007
Consumer Discretionary	1,042,260,933	—	—	1,042,260,933
Consumer Staples	654,252,622	—	—	654,252,622
Energy	447,910,533	—	—	447,910,533
Financials	1,260,523,660	—	—	1,260,523,660
Health Care	1,298,784,957	—	$206,770	1,298,991,727
Industrials	822,845,618	—	—	822,845,618
Information Technology	2,771,795,781	—	—	2,771,795,781
Materials	239,294,784	—	—	239,294,784

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Real Estate	$233,041,636	—	—		$233,041,636
Utilities	247,175,693	—	—		247,175,693
Temporary Cash Investments	16,462,238	—	—		16,462,238
Securities Lending Collateral	—	$18,032,744	—		18,032,744
Futures Contracts**	(683,263)	—	—		(683,263)

TOTAL	$9,894,045,199	$18,032,744	$206,770	^	$9,912,284,713

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2023

		Shares	Value†
COMMON STOCKS — (98.3%)
COMMUNICATION SERVICES — (7.8%)
	AT&T, Inc.	15,690,173	$241,628,664
*	Charter Communications, Inc., Class A	796	320,629
	Comcast Corp., Class A	12,265,715	506,451,372
	Electronic Arts, Inc.	265,395	32,853,247
#	Fox Corp., Class A	1,063,792	32,328,639
	Fox Corp., Class B	408,938	11,413,460
* »	GCI Liberty, Inc.	59,566	53,874
	Interpublic Group of Cos., Inc.	1,002,061	28,458,532
*	Liberty Broadband Corp., Class A	27,366	2,280,135
*	Liberty Broadband Corp., Class C	210,815	17,562,998
	Liberty Media Corp.-Liberty Formula One, Class A	39,281	2,260,621
*	Liberty Media Corp.-Liberty Formula One, Class C	85,292	5,517,539
	Liberty Media Corp.-Liberty Live, Class A	21,632	675,784
# *	Liberty Media Corp.-Liberty Live, Class C	55,630	1,772,928
	Liberty Media Corp.-Liberty SiriusXM, Class A	92,006	2,253,227
*	Liberty Media Corp.-Liberty SiriusXM, Class C	314,252	7,714,887
*	Meta Platforms, Inc., Class A	1,308,997	394,361,526
	News Corp., Class A	636,251	13,157,671
#	News Corp., Class B	64,856	1,390,513
# *	Sphere Entertainment Co.	8,266	272,034
*	Take-Two Interactive Software, Inc.	201,232	26,914,780
*	T-Mobile U.S., Inc.	1,545,488	222,333,904
	Verizon Communications, Inc.	9,824,027	345,118,068
*	Walt Disney Co.	272,683	22,248,206
*	Warner Bros Discovery, Inc.	1,363,412	13,552,315

TOTAL COMMUNICATION SERVICES			1,932,895,553

CONSUMER DISCRETIONARY — (5.4%)
*	Aptiv PLC	777,546	67,802,011
	Aramark	869,099	23,404,836
	Autoliv, Inc.	193,986	17,778,817
	BorgWarner, Inc.	1,102,997	40,700,589
# *	CarMax, Inc.	422,292	25,797,818
# *	Carnival Corp.	936,395	10,731,087
#	Dick’s Sporting Goods, Inc.	21,473	2,296,537
	DR Horton, Inc.	2,309,180	241,078,392
	eBay, Inc.	1,517,175	59,518,775
	Ford Motor Co.	8,696,546	84,791,324
	Garmin Ltd.	548,216	56,208,586
	General Motors Co.	4,264,358	120,254,896
	Gentex Corp.	861,186	24,698,814
	Genuine Parts Co.	23,365	3,010,814
#	Hyatt Hotels Corp., Class A	133,345	13,659,862
	Lear Corp.	212,416	27,563,100
	Lennar Corp., Class A	1,157,184	123,448,389
#	Lennar Corp., Class B	37,985	3,745,701
#	Lithia Motors, Inc.	1,494	361,862
	LKQ Corp.	1,699,192	74,628,513
	MGM Resorts International	1,454,296	50,784,016
*	Mohawk Industries, Inc.	4,405	354,074
*	NVR, Inc.	1,684	9,114,852
#	Penske Automotive Group, Inc.	104,673	14,976,613
	Phinia, Inc.	107,967	2,794,186
	PulteGroup, Inc.	1,956,203	143,956,979
#	Ralph Lauren Corp.	161,933	18,222,321

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
# *	Rivian Automotive, Inc., Class A	486,887	$7,897,307
*	Royal Caribbean Cruises Ltd.	377,671	32,000,064
	Tapestry, Inc.	296,809	8,180,056
#	VF Corp.	370	5,450
#	Whirlpool Corp.	336,791	35,214,867

TOTAL CONSUMER DISCRETIONARY			1,344,981,508

CONSUMER STAPLES — (4.0%)
	Archer-Daniels-Midland Co.	1,168,931	83,660,392
*	BellRing Brands, Inc.	100,936	4,413,931
	Bunge Ltd.	609,659	64,611,661
	Campbell Soup Co.	292,636	11,825,421
	Casey’s General Stores, Inc.	8,429	2,291,929
	Conagra Brands, Inc.	565,530	15,472,901
	Constellation Brands, Inc., Class A	220,310	51,585,587
# *	Coty, Inc., Class A	255,459	2,393,651
*	Darling Ingredients, Inc.	375,248	16,619,734
*	Dollar Tree, Inc.	633,171	70,338,966
	General Mills, Inc.	1,966,785	128,313,053
#	Hormel Foods Corp.	651,465	21,205,186
	J M Smucker Co.	596,633	67,920,701
	Keurig Dr Pepper, Inc.	318,094	9,647,791
	Kraft Heinz Co.	115,564	3,635,644
	Kroger Co.	3,528,698	160,097,028
	Molson Coors Beverage Co., Class B	450,930	26,050,226
	Mondelez International, Inc., Class A	2,407,539	159,403,157
*	Performance Food Group Co.	36,172	2,089,295
	Seaboard Corp.	13	45,590
	Tyson Foods, Inc., Class A	1,396,069	64,707,798
*	U.S. Foods Holding Corp.	853,580	33,238,405

TOTAL CONSUMER STAPLES			999,568,047

ENERGY — (14.7%)
	Baker Hughes Co.	2,186,712	75,266,627
#	Chesapeake Energy Corp.	241,750	20,809,840
	Chevron Corp.	4,945,790	720,749,977
	ConocoPhillips.	3,806,401	452,200,439
	Coterra Energy, Inc.	1,643,264	45,189,760
	Devon Energy Corp.	1,267,531	59,028,919
	Diamondback Energy, Inc.	454,573	72,877,143
	EOG Resources, Inc.	908,811	114,737,389
#	EQT Corp.	363,449	15,402,969
	Exxon Mobil Corp.	11,225,183	1,188,185,620
	HF Sinclair Corp.	287,753	15,935,761
	Kinder Morgan, Inc.	5,453,679	88,349,600
	Marathon Oil Corp.	1,708,418	46,656,895
	Marathon Petroleum Corp.	1,358,505	205,473,881
	Occidental Petroleum Corp.	1,487,423	91,937,616
	ONEOK, Inc.	3,810	248,412
	Ovintiv, Inc.	176,133	8,454,384
	Phillips 66	843,516	96,219,870
	Pioneer Natural Resources Co.	506,358	121,019,562
	Valero Energy Corp.	967,025	122,812,175
	Williams Cos., Inc.	2,733,342	94,026,965

TOTAL ENERGY			3,655,583,804

FINANCIALS — (21.6%)
	Aflac, Inc.	1,432,922	111,925,537

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Allstate Corp.	570,003	$73,034,484
	Ally Financial, Inc.	2,236,022	54,089,372
	American Financial Group, Inc.	234,810	25,678,822
	American International Group, Inc.	1,904,953	116,792,668
*	Arch Capital Group Ltd.	787,910	68,296,039
	Assurant, Inc.	99,559	14,824,335
	Axis Capital Holdings Ltd.	3,443	196,595
	Bank of America Corp.	11,711,704	308,486,283
	Bank of New York Mellon Corp.	2,476,920	105,269,100
*	Berkshire Hathaway, Inc., Class B	1,808,906	617,433,885
	BlackRock, Inc.	2,239	1,370,895
	BOK Financial Corp.	6,114	400,589
	Capital One Financial Corp.	1,645,879	166,711,084
#	Carlyle Group, Inc.	71,690	1,974,343
	Charles Schwab Corp.	3,700	192,548
	Chubb Ltd.	623,230	133,757,623
	Cincinnati Financial Corp.	42,182	4,204,280
	Citigroup, Inc.	2,542,118	100,388,240
	Citizens Financial Group, Inc.	632,526	14,820,084
	CNA Financial Corp.	187,747	7,584,979
	Discover Financial Services	941,871	77,308,772
	East West Bancorp, Inc.	37,011	1,984,530
	Equitable Holdings, Inc.	10,374	275,637
	Everest Group Ltd.	93,060	36,816,397
#	F&G Annuities & Life, Inc.	8,261	253,530
	Fidelity National Financial, Inc.	246,833	9,648,702
	Fidelity National Information Services, Inc.	1,909,452	93,773,188
	Fifth Third Bancorp	3,530,714	83,713,229
#	First Citizens BancShares, Inc., Class A	9,353	12,914,061
*	Fiserv, Inc.	652,860	74,262,825
	Franklin Resources, Inc.	331,384	7,552,241
	Global Payments, Inc.	489,943	52,041,745
	Globe Life, Inc.	14,167	1,648,472
	Goldman Sachs Group, Inc.	858,462	260,637,648
	Hartford Financial Services Group, Inc.	2,087,475	153,325,039
	Huntington Bancshares, Inc.	3,673,080	35,445,222
	Intercontinental Exchange, Inc.	48,980	5,262,411
	Jefferies Financial Group, Inc.	302,462	9,733,227
	JPMorgan Chase & Co.	7,413,686	1,030,947,175
	KeyCorp.	2,382,473	24,348,874
	Lincoln National Corp.	33,297	724,876
	Loews Corp.	619,986	39,685,304
	M&T Bank Corp.	291,082	32,819,495
*	Markel Group, Inc.	5,343	7,856,988
	MetLife, Inc.	891,263	53,484,693
	Morgan Stanley	2,664,369	188,690,613
	Northern Trust Corp.	255,346	16,829,855
	Old Republic International Corp.	457,385	12,523,201
	PNC Financial Services Group, Inc.	578,982	66,276,070
	Principal Financial Group, Inc.	1,433,986	97,052,172
	Prudential Financial, Inc.	1,221,749	111,716,729
	Raymond James Financial, Inc.	281,633	26,879,054
	Regions Financial Corp.	4,794,047	69,657,503
	Reinsurance Group of America, Inc.	26,955	4,028,964
	RenaissanceRe Holdings Ltd.	8,876	1,949,081
	State Street Corp.	746,385	48,238,863
	Synchrony Financial	1,420,881	39,855,712
	T Rowe Price Group, Inc.	163,100	14,760,550
	Travelers Cos., Inc.	1,017,317	170,339,558

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Truist Financial Corp.	3,479,840	$98,688,262
	U.S. Bancorp	2,723,000	86,809,240
	Unum Group	76,734	3,752,293
	W R Berkley Corp.	128,962	8,694,618
	Webster Financial Corp.	37,900	1,439,063
	Wells Fargo & Co.	5,729,127	227,847,381
	Willis Towers Watson PLC	68,957	16,266,267
	Zions Bancorp NA	50,451	1,556,413

TOTAL FINANCIALS			5,347,747,528

HEALTH CARE — (15.2%)
	Abbott Laboratories	584,152	55,231,572
*	Avantor, Inc.	907,487	15,817,498
	Baxter International, Inc.	88,704	2,876,671
	Becton Dickinson & Co.	490,704	124,040,157
*	Biogen, Inc.	548,033	130,179,759
*	BioMarin Pharmaceutical, Inc.	46,049	3,750,691
*	Bio-Rad Laboratories, Inc., Class A	28,517	7,850,160
*	Boston Scientific Corp.	677,008	34,656,040
	Bristol-Myers Squibb Co.	4,906,955	252,855,391
*	Centene Corp.	1,120,291	77,277,673
*	Charles River Laboratories International, Inc.	49,603	8,351,161
	Cigna Group	838,881	259,382,005
	Cooper Cos., Inc.	27,884	8,692,837
	CVS Health Corp.	3,323,279	229,339,484
	Danaher Corp.	1,102,700	211,740,454
*	DaVita, Inc.	1,999	154,383
	Elevance Health, Inc.	680,876	306,455,479
*	Envista Holdings Corp.	11,130	258,995
*	Fortrea Holdings, Inc.	288,104	8,182,154
*	GE HealthCare Technologies, Inc.	1,125,720	74,939,180
	Gilead Sciences, Inc.	2,673,847	210,003,943
*	Henry Schein, Inc.	245,863	15,976,178
*	Hologic, Inc.	568,784	37,636,437
	Humana, Inc.	391,825	205,194,834
*	Incyte Corp.	99,435	5,362,530
*	Jazz Pharmaceuticals PLC	196,947	25,016,208
	Laboratory Corp. of America Holdings	648,579	129,540,684
	Medtronic PLC	2,136,727	150,767,457
*	Moderna, Inc.	182,534	13,865,283
	Pfizer, Inc.	17,021,900	520,189,264
	Quest Diagnostics, Inc.	907,567	118,074,467
*	Regeneron Pharmaceuticals, Inc.	180,686	140,915,205
	Revvity, Inc.	131,820	10,921,287
	Royalty Pharma PLC, Class A	7,285	195,748
	STERIS PLC	160,082	33,614,018
	Thermo Fisher Scientific, Inc.	439,076	195,287,832
*	United Therapeutics Corp.	93,708	20,883,765
	Universal Health Services, Inc., Class B	400,415	50,408,244
	Viatris, Inc.	3,118,355	27,753,359
	Zimmer Biomet Holdings, Inc.	486,389	50,783,875

TOTAL HEALTH CARE			3,774,422,362

INDUSTRIALS — (12.6%)
	3M Co.	181,473	16,504,969
	AECOM	394,171	30,173,790
	AGCO Corp.	64,479	7,393,162
	AMETEK, Inc.	353,443	49,754,171

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Arcosa, Inc.	23,811	$1,644,626
*	Builders FirstSource, Inc.	607,115	65,884,120
*	CACI International, Inc., Class A	2,200	714,472
	Carlisle Cos., Inc.	315,528	80,172,510
#	Carrier Global Corp.	392,227	18,693,539
#	Concentrix Corp.	93,288	7,109,479
	CSX Corp.	416,340	12,427,749
	Cummins, Inc.	598,178	129,385,901
	Delta Air Lines, Inc.	2,409,410	75,294,063
	Dover Corp.	372,601	48,419,500
	Eaton Corp. PLC	433,555	90,140,420
	EMCOR Group, Inc.	4,371	903,267
	Emerson Electric Co.	115,561	10,281,462
	FedEx Corp.	613,891	147,395,229
	Fortive Corp.	435,187	28,409,007
	Fortune Brands Innovations, Inc.	429,088	23,943,110
	General Dynamics Corp.	442,778	106,846,759
	General Electric Co.	1,195,941	129,915,071
*	GXO Logistics, Inc.	309,136	15,614,459
	Howmet Aerospace, Inc.	370,635	16,345,004
	Huntington Ingalls Industries, Inc.	40,774	8,962,941
	IDEX Corp.	8,555	1,637,513
	Ingersoll Rand, Inc.	795,802	48,289,265
	Jacobs Solutions, Inc.	302,124	40,273,129
	Johnson Controls International PLC	1,794,060	87,944,821
	Knight-Swift Transportation Holdings, Inc.	2,950	144,226
	L3Harris Technologies, Inc.	345,199	61,932,153
	Leidos Holdings, Inc.	714,993	70,870,106
	ManpowerGroup, Inc.	2,452	171,566
*	Masterbrand, Inc.	149,907	1,665,467
	MDU Resources Group, Inc.	20,335	378,434
*	Middleby Corp.	28,436	3,209,571
	Norfolk Southern Corp.	774,793	147,822,757
	Northrop Grumman Corp.	100,661	47,454,615
	Oshkosh Corp.	2,394	210,026
	Otis Worldwide Corp.	1,058,492	81,726,167
	Owens Corning	520,448	59,003,190
	PACCAR, Inc.	2,024,474	167,079,839
	Parker-Hannifin Corp.	263,695	97,279,722
	Pentair PLC	935,192	54,353,359
	Quanta Services, Inc.	520,749	87,027,573
	Regal Rexnord Corp.	50,964	6,034,647
	Republic Services, Inc.	1,596,823	237,112,247
#	RTX Corp.	1,924,055	156,598,836
	Sensata Technologies Holding PLC	326,350	10,404,038
	Snap-on, Inc.	313,561	80,879,924
	Southwest Airlines Co.	1,630,889	36,254,662
	SS&C Technologies Holdings, Inc.	483,671	24,304,468
	Stanley Black & Decker, Inc.	368,499	31,340,840
	Textron, Inc.	1,104,443	83,937,668
	Trane Technologies PLC	344	65,467
	TransUnion	161,436	7,083,812
# *	U-Haul Holding Co.	84,288	4,140,227
#	U-Haul Holding Co., Non Voting	758,592	35,813,128
*	United Airlines Holdings, Inc.	961,760	33,671,218
	United Rentals, Inc.	279,926	113,725,536
*	Veralto Corp.	367,222	25,338,318
	Vestis Corp.	277,154	4,237,685
	Westinghouse Air Brake Technologies Corp.	323,458	34,293,017

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Xylem, Inc.	101,632	$9,506,657

TOTAL INDUSTRIALS			3,115,544,674

INFORMATION TECHNOLOGY — (8.0%)
*	Advanced Micro Devices, Inc.	1,474,438	145,232,143
*	Akamai Technologies, Inc.	238,970	24,692,770
	Amdocs Ltd.	718,388	57,585,982
	Analog Devices, Inc.	1,138,207	179,074,107
*	Arrow Electronics, Inc.	180,391	20,458,143
# *	Aspen Technology, Inc.	2,278	404,914
	Avnet, Inc.	5,178	239,897
*	Bill Holdings, Inc.	54,133	4,941,802
	Cognizant Technology Solutions Corp., Class A	2,224,899	143,439,238
	Corning, Inc.	4,090,721	109,467,694
	Dolby Laboratories, Inc., Class A	5,972	483,374
*	DXC Technology Co.	19,272	388,716
	Entegris, Inc.	15,594	1,372,896
*	EPAM Systems, Inc.	5,978	1,300,633
*	F5, Inc.	26,242	3,978,025
*	First Solar, Inc.	93,364	13,299,702
*	Flex Ltd.	1,489,660	38,314,055
# *	GLOBALFOUNDRIES, Inc.	125,926	6,248,448
	Hewlett Packard Enterprise Co.	6,350,484	97,670,444
	HP, Inc.	5,987,615	157,653,903
	Intel Corp.	6,785,602	247,674,473
#	Jabil, Inc.	173,288	21,279,766
	Juniper Networks, Inc.	671,999	18,090,213
*	Keysight Technologies, Inc.	83,631	10,207,164
	Marvell Technology, Inc.	1,003,660	47,392,825
	Microchip Technology, Inc.	2,564	182,788
	Micron Technology, Inc.	2,629,495	175,834,331
*	Okta, Inc.	60,388	4,070,755
*	Qorvo, Inc.	408,373	35,699,968
	Roper Technologies, Inc.	22,804	11,141,350
*	Salesforce, Inc.	740,360	148,686,499
	Skyworks Solutions, Inc.	430,654	37,354,928
	TD SYNNEX Corp.	93,788	8,598,484
	TE Connectivity Ltd.	1,177,690	138,790,766
*	Teledyne Technologies, Inc.	49,751	18,636,227
*	Trimble, Inc.	23,358	1,100,863
*	Twilio, Inc., Class A	108,045	5,538,387
# *	Unity Software, Inc.	155,553	3,946,380
*	Western Digital Corp.	852,349	34,221,812
*	Zoom Video Communications, Inc., Class A	167,277	10,033,274

TOTAL INFORMATION TECHNOLOGY			1,984,728,139

MATERIALS — (8.3%)
	Air Products & Chemicals, Inc.	344,448	97,285,893
#	Albemarle Corp.	489,084	62,006,070
	Amcor PLC	2,134,303	18,973,954
	Ball Corp.	325,155	15,656,213
#	Celanese Corp.	105,664	12,099,585
	CF Industries Holdings, Inc.	735,575	58,684,174
*	Cleveland-Cliffs, Inc.	374,016	6,275,988
	Corteva, Inc.	1,025,707	49,377,535
	Crown Holdings, Inc.	16,211	1,306,607
	Dow, Inc.	3,246,251	156,923,773
	DuPont de Nemours, Inc.	651,491	47,480,664

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
MATERIALS — (Continued)
	Eastman Chemical Co.	720,826	$53,867,327
	Freeport-McMoRan, Inc.	4,433,625	149,767,852
	Huntsman Corp.	8,221	191,796
	International Flavors & Fragrances, Inc.	146,580	10,018,743
	International Paper Co.	1,863,473	62,854,944
	Linde PLC	645,421	246,654,089
	LyondellBasell Industries NV, Class A	1,427,212	128,791,611
	Martin Marietta Materials, Inc.	200,156	81,851,795
	Mosaic Co.	950,648	30,877,047
	Newmont Corp.	1,950,053	73,068,486
	Nucor Corp.	1,610,388	237,999,243
	Packaging Corp. of America.	156,836	24,003,750
	PPG Industries, Inc.	327,889	40,254,933
	Reliance Steel & Aluminum Co.	434,112	110,429,411
	Royal Gold, Inc.	6,364	663,956
	Steel Dynamics, Inc.	1,454,295	154,896,960
	Vulcan Materials Co.	446,050	87,644,364
#	Westlake Corp.	370,962	42,794,176
	Westrock Co.	5,525	198,513

TOTAL MATERIALS			2,062,899,452

REAL ESTATE — (0.4%)
*	CBRE Group, Inc., Class A	1,121,914	77,793,517
*	Jones Lang LaSalle, Inc.	174,207	22,284,559
# *	Zillow Group, Inc., Class C	70,703	2,562,984

TOTAL REAL ESTATE			102,641,060

UTILITIES — (0.3%)
	NRG Energy, Inc.	783,934	33,223,123
	Vistra Corp.	1,325,043	43,355,407

TOTAL UTILITIES			76,578,530

TOTAL COMMON STOCKS Cost ($16,208,990,262)			24,397,590,657

TEMPORARY CASH INVESTMENTS — (0.9%)
	State Street Institutional U.S. Government Money Market Fund 5.300%	219,849,716	219,849,716

SECURITIES LENDING COLLATERAL — (0.8%)
@ §	The DFA Short Term Investment Fund	16,443,598	190,203,098

TOTAL INVESTMENTS — (100.0%) (Cost $16,619,043,076)			$24,807,643,471

†	See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
»	Securities that have been fair value factored. See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2023, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	844	12/15/23	$179,931,267	$177,756,950	$(2,174,317)

Total Futures Contracts			$179,931,267	$177,756,950	$(2,174,317)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,932,841,679	$53,874	—	$1,932,895,553
Consumer Discretionary	1,344,981,508	—	—	1,344,981,508
Consumer Staples	999,568,047	—	—	999,568,047
Energy	3,655,583,804	—	—	3,655,583,804
Financials	5,347,747,528	—	—	5,347,747,528
Health Care	3,774,422,362	—	—	3,774,422,362
Industrials	3,115,544,674	—	—	3,115,544,674
Information Technology	1,984,728,139	—	—	1,984,728,139
Materials	2,062,899,452	—	—	2,062,899,452
Real Estate	102,641,060	—	—	102,641,060
Utilities	76,578,530	—	—	76,578,530
Temporary Cash Investments	219,849,716	—	—	219,849,716
Securities Lending Collateral	—	190,203,098	—	190,203,098
Futures Contracts**	(2,174,317)	—	—	(2,174,317)

TOTAL	$24,615,212,182	$190,256,972	—	$24,805,469,154

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2023

		Shares	Value»
COMMON STOCKS — (95.9%)
AUSTRALIA — (6.0%)
*	Allkem Ltd.	18,002	$110,005
	Ampol Ltd.	279,545	5,668,543
	ANZ Group Holdings Ltd.	3,680,652	58,040,113
	Aurizon Holdings Ltd.	9,974,941	21,726,553
	Bendigo & Adelaide Bank Ltd.	1,066,408	5,908,322
	BlueScope Steel Ltd.	3,138,215	37,619,221
	Brickworks Ltd.	17,393	271,087
	Challenger Ltd.	75,667	282,136
	Cleanaway Waste Management Ltd.	3,693,322	5,261,306
	Evolution Mining Ltd.	4,194,258	9,380,943
#	Harvey Norman Holdings Ltd.	1,313,540	3,070,357
	Incitec Pivot Ltd.	7,947,554	13,873,908
	Lendlease Corp. Ltd.	128,835	510,250
	National Australia Bank Ltd.	5,308,636	95,100,201
	New Hope Corp. Ltd.	931,313	3,427,314
	Northern Star Resources Ltd.	2,861,289	20,952,596
	Orica Ltd.	1,004,164	9,382,827
	Origin Energy Ltd.	3,364,446	19,516,654
	QBE Insurance Group Ltd.	851,776	8,446,300
	Qube Holdings Ltd.	12,141	20,588
	Rio Tinto Ltd.	398,992	29,803,933
	Santos Ltd.	14,074,222	68,674,552
	Seven Group Holdings Ltd.	186,936	3,303,462
	Sonic Healthcare Ltd.	315,336	5,774,136
	South32 Ltd.	18,562,488	39,712,251
	Suncorp Group Ltd.	3,892,309	33,129,928
	TPG Telecom Ltd.	630,529	2,079,910
	Westpac Banking Corp.	5,237,352	68,775,704
	Whitehaven Coal Ltd.	5,022,173	23,655,868
	Woodside Energy Group Ltd.	3,980,187	86,687,647
	Worley Ltd.	971,709	10,157,732
#	Yancoal Australia Ltd.	408,596	1,254,688

TOTAL AUSTRALIA			691,579,035

AUSTRIA — (0.1%)
	Erste Group Bank AG	290,302	10,395,502
	OMV AG	3,665	160,740

TOTAL AUSTRIA			10,556,242

BELGIUM — (0.6%)
	Ageas SA	384,286	14,761,514
	KBC Group NV	557,629	30,689,026
	Solvay SA	214,801	22,707,816

TOTAL BELGIUM			68,158,356

CANADA — (9.1%)
#	Agnico Eagle Mines Ltd.	867,646	40,701,274
#	AltaGas Ltd.	450,341	8,365,447
	ARC Resources Ltd.	1,063,955	17,116,882
	Bank of Montreal	1,333,154	100,719,812
	Bank of Nova Scotia	2,845,361	115,165,663
#	Barrick Gold Corp.	1,794,541	28,676,454
#	Brookfield Corp., Class A	259,220	7,556,263
	Canadian Imperial Bank of Commerce	2,233,353	78,769,518
#	Endeavour Mining PLC	690,938	14,135,144

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
CANADA — (Continued)
	Fairfax Financial Holdings Ltd.	96,097	$79,970,305
	First Quantum Minerals Ltd.	1,859,720	21,550,890
	Great-West Lifeco, Inc.	42,424	1,175,360
	iA Financial Corp., Inc.	367,997	21,412,423
	IGM Financial, Inc.	27,602	621,406
#	Imperial Oil Ltd.	287,961	16,410,897
	Kinross Gold Corp.	4,804,978	25,084,048
	Lundin Mining Corp.	3,523,587	22,004,156
#	Magna International, Inc.	1,052,441	50,611,888
	Manulife Financial Corp.	3,990,031	69,497,384
*	MEG Energy Corp.	546,773	10,803,375
	Nutrien Ltd.	1,034,785	55,567,944
	Onex Corp.	199,918	11,204,346
#	Pan American Silver Corp.	43,649	637,712
	Suncor Energy, Inc.	3,229,196	104,613,414
	Teck Resources Ltd., Class B	2,376,949	84,001,359
	Toronto-Dominion Bank	133,212	7,438,558
	Tourmaline Oil Corp.	523,266	27,669,801
#	West Fraser Timber Co. Ltd.	182,014	12,283,335
	Whitecap Resources, Inc.	2,830,101	21,857,135

TOTAL CANADA			1,055,622,193

DENMARK — (2.2%)
#	AP Moller - Maersk AS, Class A	6,076	9,920,657
	AP Moller - Maersk AS, Class B	5,821	9,699,129
	Carlsberg AS, Class B	382,101	45,536,169
	Chr Hansen Holding AS	186,819	12,748,470
	Coloplast AS, Class B	7,766	809,872
	Danske Bank AS	945,349	22,176,675
*	Demant AS	185,405	7,074,968
	DSV AS	372,421	55,654,928
*	Genmab AS	124,328	35,145,391
	H Lundbeck AS	115,702	604,779
	Novozymes AS, Class B	489,698	22,008,473
	Pandora AS	131,584	14,924,323
	Rockwool AS, Class A	91	20,152
	Rockwool AS, Class B	10,761	2,394,567
	Tryg AS	359,071	7,011,779
*	Vestas Wind Systems AS	267,056	5,788,376

TOTAL DENMARK			251,518,708

FINLAND — (0.8%)
	Fortum OYJ	242,531	2,879,674
#	Nokia OYJ	10,239,579	34,104,768
#	Nokia OYJ, Sponsored ADR	1,331,054	4,405,789
	Nordea Bank Abp	2,159,163	22,740,771
	Stora Enso OYJ, Class R	1,056,475	12,697,134
	UPM-Kymmene OYJ	555,518	18,707,578

TOTAL FINLAND			95,535,714

FRANCE — (11.3%)
	Accor SA	268,063	8,551,907
#	Alstom SA	40,182	544,163
Ω	Amundi SA	67,754	3,539,423
	Arkema SA	235,866	22,101,299
	AXA SA	2,402,612	71,190,414
	BNP Paribas SA	1,438,342	82,710,427
	Bollore SE	1,793,750	9,792,164

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
FRANCE — (Continued)
	Bouygues SA	1,023,747	$36,014,403
	Carrefour SA	2,495,917	43,757,070
	Cie de Saint-Gobain SA	1,911,069	104,027,435
	Cie Generale des Etablissements Michelin SCA	2,726,689	81,005,707
	Credit Agricole SA	1,088,951	13,148,966
	Eiffage SA	284,086	25,780,963
	Engie SA	3,701,762	58,876,095
	Orange SA	7,475,414	87,926,131
	Publicis Groupe SA	587,997	44,772,031
	Renault SA	692,307	24,289,049
	Rexel SA	379,853	7,757,652
	Sanofi SA	956,125	86,822,112
	Societe Generale SA	1,734,402	38,975,086
	TotalEnergies SE	6,840,726	457,353,790
	Vinci SA	24,438	2,702,218
	Vivendi SE	536,568	4,811,673
*Ω	Worldline SA	52,638	669,341

TOTAL FRANCE			1,317,119,519

GERMANY — (6.2%)
	BASF SE	1,595,449	73,721,149
	Bayer AG	2,226,814	96,217,422
	Bayerische Motoren Werke AG	942,197	87,628,385
	Commerzbank AG	3,701,591	39,923,707
	Continental AG	281,833	18,400,584
*Ω	Covestro AG	638,137	32,329,402
	Daimler Truck Holding AG	1,449,176	45,533,432
#	Deutsche Bank AG	3,421,901	37,664,567
*	Deutsche Lufthansa AG	524,114	3,675,071
Ω	DWS Group GmbH & Co. KGaA	18,748	550,329
	Evonik Industries AG	465,339	8,564,508
	Fresenius Medical Care AG & Co. KGaA	555,576	18,459,658
	Fresenius SE & Co. KGaA	1,106,949	28,474,348
#Ω	Hapag-Lloyd AG	5,831	843,366
	Heidelberg Materials AG	448,245	32,539,599
	Henkel AG & Co. KGaA	8,144	514,704
	Mercedes-Benz Group AG	2,471,518	145,409,910
	RTL Group SA	377	13,186
	RWE AG	814,208	31,155,998
*	Siemens Energy AG	453,468	4,031,751
	Talanx AG	57,781	3,641,315
	Telefonica Deutschland Holding AG	140,079	238,145
	Volkswagen AG	111,321	12,868,693
#	Wacker Chemie AG	20,093	2,465,876

TOTAL GERMANY			724,865,105

HONG KONG — (1.5%)
	BOC Hong Kong Holdings Ltd.	6,507,500	17,209,341
#*	Cathay Pacific Airways Ltd.	6,493,999	6,528,362
	CK Asset Holdings Ltd.	4,931,303	24,648,251
	CK Hutchison Holdings Ltd.	6,338,984	32,089,735
	CK Infrastructure Holdings Ltd.	765,000	3,545,805
Ω	ESR Group Ltd.	1,772,400	2,277,349
	Hang Lung Properties Ltd.	3,260,000	4,285,130
	Hang Seng Bank Ltd.	213,000	2,435,247
	Henderson Land Development Co. Ltd.	2,538,485	6,641,840
	HKT Trust & HKT Ltd.	360,000	372,882
	MTR Corp. Ltd.	2,131,933	7,969,557

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
HONG KONG — (Continued)
	New World Development Co. Ltd.	1,801,042	$3,305,485
#	Sino Land Co. Ltd.	8,820,417	8,805,666
	Sun Hung Kai Properties Ltd.	2,705,920	27,786,280
	Swire Pacific Ltd., Class A	655,500	4,187,227
	Swire Pacific Ltd., Class B	2,672,500	2,743,853
Ω	WH Group Ltd.	24,190,696	14,447,480
	Xinyi Glass Holdings Ltd.	1,490,150	1,712,212

TOTAL HONG KONG			170,991,702

IRELAND — (0.2%)
	AIB Group PLC	410,458	1,782,012
	Bank of Ireland Group PLC	1,192,002	10,682,385
# *,*	Flutter Entertainment PLC	2,096	329,334
	Smurfit Kappa Group PLC	375,668	12,245,249

TOTAL IRELAND			25,038,980

ISRAEL — (0.4%)
	Bank Hapoalim BM	2,063,766	14,762,007
	Bank Leumi Le-Israel BM	2,437,763	15,701,427
	Delek Group Ltd.	29,703	3,249,637
	Harel Insurance Investments & Financial Services Ltd.	505,508	3,246,754
	Israel Discount Bank Ltd., Class A	2,462,249	10,822,406
	Kenon Holdings Ltd.	3,557	65,042
	Migdal Insurance & Financial Holdings Ltd.	101,754	95,691
	Phoenix Holdings Ltd.	472,134	4,008,878

TOTAL ISRAEL			51,951,842

ITALY — (2.3%)
	Banco BPM SpA	1,978,787	10,124,141
	Eni SpA	2,467,312	40,334,791
	Stellantis NV	3,233,234	60,404,388
#	Stellantis NV	2,520,971	47,091,738
*	Telecom Italia SpA, Sponsored ADR	1,610,365	4,058,120
	UniCredit SpA	4,159,978	104,289,031

TOTAL ITALY			266,302,209

JAPAN — (21.2%)
	Acom Co. Ltd.	117,400	275,690
	AGC, Inc.	895,500	30,464,085
	Air Water, Inc.	253,686	3,198,651
	Aisin Corp.	654,800	22,809,860
	Alfresa Holdings Corp.	221,000	3,500,768
	Amada Co. Ltd.	939,300	9,111,637
#	Aozora Bank Ltd.	152,167	3,103,704
	Asahi Group Holdings Ltd.	441,200	15,958,376
	Asahi Kasei Corp.	3,937,699	24,208,114
	Bridgestone Corp.	438,200	16,583,768
	Brother Industries Ltd.	714,100	11,140,136
	Canon Marketing Japan, Inc.	151,500	3,633,055
	Canon, Inc.	566,200	13,385,351
	Chiba Bank Ltd.	1,064,000	7,925,246
	Coca-Cola Bottlers Japan Holdings, Inc.	205,857	2,760,245
	COMSYS Holdings Corp.	64,599	1,328,817
	Concordia Financial Group Ltd.	1,793,800	8,334,709
	Cosmo Energy Holdings Co. Ltd.	273,700	10,012,219
	Credit Saison Co. Ltd.	444,492	6,662,849
	Dai Nippon Printing Co. Ltd.	418,700	10,922,735

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Daicel Corp.	530,800	$4,513,748
	Dai-ichi Life Holdings, Inc.	1,268,547	26,798,074
	Daiwa House Industry Co. Ltd.	681,100	18,734,102
	Daiwa Securities Group, Inc.	3,723,000	21,468,567
	Dowa Holdings Co. Ltd.	105,700	3,231,286
	ENEOS Holdings, Inc.	9,139,103	33,864,184
	EXEO Group, Inc.	40,400	839,098
	Fuji Media Holdings, Inc.	45,300	449,907
	FUJIFILM Holdings Corp.	359,800	19,680,254
	Fujikura Ltd.	240,800	1,729,453
	Fukuoka Financial Group, Inc.	259,600	6,862,195
	Fuyo General Lease Co. Ltd.	10,000	813,007
	Hachijuni Bank Ltd.	605,643	3,449,214
	Hankyu Hanshin Holdings, Inc.	508,600	16,002,383
	Haseko Corp.	697,172	8,579,985
*	Hino Motors Ltd.	811,804	2,362,858
	Hitachi Construction Machinery Co. Ltd.	230,800	5,962,887
	Honda Motor Co. Ltd.	10,566,000	108,288,524
	Horiba Ltd.	4,100	207,301
	House Foods Group, Inc.	2,800	59,125
	Hulic Co. Ltd.	28,500	261,292
	Idemitsu Kosan Co. Ltd.	613,162	13,921,900
	IHI Corp.	376,900	7,233,530
	Iida Group Holdings Co. Ltd.	490,550	7,616,863
	INFRONEER Holdings, Inc.	321,521	3,391,679
	Inpex Corp.	2,444,583	35,473,012
	Isetan Mitsukoshi Holdings Ltd.	535,600	6,042,083
	Isuzu Motors Ltd.	1,834,500	20,455,868
	Iwatani Corp.	82,400	3,941,066
	Iyogin Holdings, Inc.	112,300	808,373
	J Front Retailing Co. Ltd.	828,217	7,895,639
	Japan Post Bank Co. Ltd.	56,300	521,856
	Japan Post Holdings Co. Ltd.	1,397,610	12,370,530
	Japan Post Insurance Co. Ltd.	134,400	2,588,016
	JFE Holdings, Inc.	1,387,295	19,328,991
	JGC Holdings Corp.	214,300	2,639,529
	JTEKT Corp.	597,175	4,923,689
	Kajima Corp.	855,600	14,140,832
	Kamigumi Co. Ltd.	342,200	6,942,057
	Kaneka Corp.	143,908	3,521,696
	Kawasaki Heavy Industries Ltd.	678,267	14,970,595
#	Kawasaki Kisen Kaisha Ltd.	101,100	3,466,715
	Kewpie Corp.	34,377	596,673
	Kinden Corp.	200,200	3,032,518
	Kobe Steel Ltd.	688,200	8,136,904
	Koito Manufacturing Co. Ltd.	220,400	3,302,194
	Kokuyo Co. Ltd.	20,200	313,099
	Komatsu Ltd.	666,300	15,309,165
	K’s Holdings Corp.	382,500	3,559,463
	Kubota Corp.	513,281	6,903,240
	Kuraray Co. Ltd.	1,317,191	15,070,205
	Kyocera Corp.	179,600	8,852,736
	Kyoto Financial Group, Inc.	113,679	6,444,895
	Kyushu Financial Group, Inc.	310,800	1,958,498
	Lixil Corp.	1,047,322	11,483,958
	LY Corp.	3,416,900	8,711,340
	Mabuchi Motor Co. Ltd.	37,300	1,065,643
	Marubeni Corp.	2,163,500	31,634,213
	Mazda Motor Corp.	1,443,400	13,951,888

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Mebuki Financial Group, Inc.	1,370,510	$4,148,825
	Medipal Holdings Corp.	307,550	5,170,834
	Mitsubishi Chemical Group Corp.	3,775,900	21,366,326
	Mitsubishi Corp.	2,313,200	107,831,082
	Mitsubishi Electric Corp.	1,647,500	18,891,072
	Mitsubishi Estate Co. Ltd.	1,484,939	19,007,693
	Mitsubishi Gas Chemical Co., Inc.	554,400	7,493,195
	Mitsubishi HC Capital, Inc.	2,653,300	17,491,163
	Mitsubishi Heavy Industries Ltd.	232,700	11,985,134
	Mitsubishi Logistics Corp.	90,600	2,370,089
	Mitsubishi Motors Corp.	1,942,123	6,344,079
#	Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	1,968,045	16,531,578
	Mitsubishi UFJ Financial Group, Inc.	10,193,750	85,516,868
	Mitsui & Co. Ltd., Sponsored ADR	9,468	6,937,772
	Mitsui & Co. Ltd.	109,000	3,961,514
	Mitsui Chemicals, Inc.	812,360	20,475,100
	Mitsui Fudosan Co. Ltd.	1,047,800	22,710,916
#	Mitsui OSK Lines Ltd.	885,300	22,856,050
	Mizuho Financial Group, Inc.	2,332,680	39,605,128
	MS&AD Insurance Group Holdings, Inc.	445,453	16,321,626
	Nagase & Co. Ltd.	21,700	328,735
	NEC Corp.	917,910	44,197,922
	NGK Insulators Ltd.	581,100	7,100,027
	NH Foods Ltd.	118,867	3,566,383
	Nikon Corp.	695,200	6,600,512
	Nippon Express Holdings, Inc.	308,324	15,846,418
	Nippon Steel Corp.	1,256,593	27,103,256
	Nippon Yusen KK	1,086,100	26,573,871
	Nissan Motor Co. Ltd.	3,375,500	12,988,859
	Nisshin Seifun Group, Inc.	18,000	271,508
	Niterra Co. Ltd.	443,500	9,926,770
	NOK Corp.	219,400	2,600,720
	Nomura Holdings, Inc.	3,219,302	12,437,471
	Nomura Real Estate Holdings, Inc.	543,800	12,701,034
	NSK Ltd.	1,228,591	6,612,795
	Obayashi Corp.	2,055,882	17,610,285
	Oji Holdings Corp.	3,573,400	15,283,000
	ORIX Corp.	2,167,200	39,413,426
	Otsuka Holdings Co. Ltd.	162,400	5,464,101
	Panasonic Holdings Corp.	4,157,999	36,480,167
	Resona Holdings, Inc.	4,095,139	21,881,633
	Resonac Holdings Corp.	651,924	10,568,488
	Ricoh Co. Ltd.	1,695,300	13,740,589
	Rinnai Corp.	43,600	800,908
	Rohm Co. Ltd.	468,400	7,504,684
	Sankyo Co. Ltd.	30,300	1,259,204
	Sankyu, Inc.	8,400	252,925
	SBI Holdings, Inc.	249,899	5,376,559
	Seibu Holdings, Inc.	27,000	263,641
	Seiko Epson Corp.	891,932	12,382,845
	Seino Holdings Co. Ltd.	437,400	6,362,386
	Sekisui Chemical Co. Ltd.	206,700	2,831,143
	Sekisui House Ltd.	1,570,700	30,758,620
	Shimamura Co. Ltd.	61,300	6,049,682
	Shimizu Corp.	800,400	5,696,035
	Shizuoka Financial Group, Inc.	741,300	6,303,831
	SoftBank Group Corp.	499,800	20,468,837
	Sohgo Security Services Co. Ltd.	79,000	462,641
	Sojitz Corp.	681,440	14,150,357

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Sompo Holdings, Inc.	220,356	$9,545,809
	Stanley Electric Co. Ltd.	436,100	6,975,239
	Subaru Corp.	1,538,884	26,638,531
	SUMCO Corp.	1,027,600	13,278,800
	Sumitomo Chemical Co. Ltd.	2,151,600	5,468,856
	Sumitomo Corp.	1,699,000	33,398,362
	Sumitomo Electric Industries Ltd.	2,834,000	29,751,976
	Sumitomo Forestry Co. Ltd.	598,600	14,133,818
	Sumitomo Heavy Industries Ltd.	489,917	11,214,071
	Sumitomo Metal Mining Co. Ltd.	435,264	12,227,416
	Sumitomo Mitsui Financial Group, Inc.	1,370,700	66,078,671
	Sumitomo Mitsui Trust Holdings, Inc.	611,444	22,927,169
	Sumitomo Realty & Development Co. Ltd.	787,400	19,758,963
	Sumitomo Rubber Industries Ltd.	813,655	8,254,218
	Suzuken Co. Ltd.	90,400	2,768,935
	Suzuki Motor Corp.	400,000	15,524,802
	Taiheiyo Cement Corp.	136,224	2,334,561
	Taisei Corp.	215,600	7,311,578
	Taisho Pharmaceutical Holdings Co. Ltd.	38,900	1,540,365
	Takashimaya Co. Ltd.	247,100	3,360,353
#	Takeda Pharmaceutical Co. Ltd.	2,592,971	70,385,489
	TBS Holdings, Inc.	54,600	890,098
	TDK Corp.	331,500	12,403,143
	Teijin Ltd.	142,300	1,287,968
	THK Co. Ltd.	173,700	3,104,304
	Tokyo Century Corp.	100,200	3,860,576
	Tokyo Tatemono Co. Ltd.	870,300	11,556,121
	Tokyu Fudosan Holdings Corp.	2,556,700	14,896,156
	TOPPAN Holdings, Inc.	599,800	13,833,709
	Toray Industries, Inc.	2,976,000	14,397,408
	Tosoh Corp.	956,600	11,712,818
	Toyo Seikan Group Holdings Ltd.	392,949	6,606,446
	Toyo Tire Corp.	99,500	1,477,888
	Toyoda Gosei Co. Ltd.	272,500	5,413,911
	Toyota Boshoku Corp.	100,000	1,739,091
	Toyota Industries Corp.	158,900	11,776,826
	Toyota Motor Corp.	7,782,350	136,142,401
	Toyota Tsusho Corp.	548,100	29,178,810
	Yamada Holdings Co. Ltd.	1,866,528	5,903,022
	Yamaha Motor Co. Ltd.	962,900	23,530,242
	Yamato Kogyo Co. Ltd.	71,600	3,430,412
	Yamazaki Baking Co. Ltd.	34,200	724,064
	Yokohama Rubber Co. Ltd.	564,500	10,431,723
	Zeon Corp.	438,300	3,622,752

TOTAL JAPAN			2,460,034,793

NETHERLANDS — (3.5%)
Ω	ABN AMRO Bank NV, GDR	678,891	9,143,713
	Aegon Ltd.	3,153,912	15,338,316
	Aegon Ltd.	31,012	149,788
	Akzo Nobel NV	285,916	19,180,564
	ArcelorMittal SA	652,212	14,431,669
#	ArcelorMittal SA	764,480	16,833,852
	ASR Nederland NV	267,334	9,976,495
	Coca-Cola Europacific Partners PLC	85,736	5,001,417
	Heineken NV	393,108	35,318,183
	ING Groep NV	4,971,616	63,738,727
	JDE Peet’s NV	256,784	7,131,403
	Koninklijke Ahold Delhaize NV	4,003,663	118,555,624

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
	NETHERLANDS — (Continued)
	Koninklijke KPN NV	4,007,248	$13,469,075
	Koninklijke Philips NV	1,035,822	19,703,897
*	Koninklijke Philips NV	140,813	2,669,811
	NN Group NV	829,202	26,594,486
	Prosus NV	380,646	10,670,964
	Randstad NV	367,892	19,051,194
	Stellantis NV	208,034	3,886,075

	TOTAL NETHERLANDS		410,845,253

	NEW ZEALAND — (0.2%)
	Auckland International Airport Ltd.	1,991,744	8,519,229
	Chorus Ltd.	235,431	984,758
	EBOS Group Ltd.	179,631	3,667,026
	Fletcher Building Ltd.	1,757,477	4,429,205
#	Fonterra Co.-operative Group Ltd.	293,628	526,345
	Mercury NZ Ltd.	22,644	77,894
	Ryman Healthcare Ltd.	304,409	1,009,210
	Summerset Group Holdings Ltd.	266,487	1,513,381

	TOTAL NEW ZEALAND		20,727,048

	NORWAY — (0.9%)
#*	Adevinta ASA	90,626	796,561
#	Aker ASA, Class A	13,772	828,192
#	Aker BP ASA	389,106	11,214,660
	Austevoll Seafood ASA	30,076	205,556
Ω	BW LPG Ltd.	19,306	273,285
	DNB Bank ASA	1,641,701	29,619,320
	Frontline PLC	84,273	1,884,114
	Golden Ocean Group Ltd.	238,834	1,767,128
	Norsk Hydro ASA	2,737,655	15,612,042
	SpareBank 1 SR-Bank ASA	344,254	3,738,986
	Stolt-Nielsen Ltd.	52,483	1,728,493
	Storebrand ASA	1,140,372	9,523,185
	Subsea 7 SA	573,605	7,534,775
#	TGS ASA	39,561	541,028
	Wallenius Wilhelmsen ASA	618,543	5,198,439
	Yara International ASA	351,041	11,486,741

	TOTAL NORWAY		101,952,505

	PORTUGAL — (0.1%)
	EDP Renovaveis SA	389,633	6,268,004
	Galp Energia SGPS SA	553,452	8,332,087

	TOTAL PORTUGAL		14,600,091

	SINGAPORE — (1.0%)
	CapitaLand Investment Ltd.	1,095,400	2,352,023
	City Developments Ltd.	1,643,900	7,587,927
	Frasers Property Ltd.	99,300	55,117
	Hongkong Land Holdings Ltd.	2,029,200	6,436,056
	Keppel Corp. Ltd.	6,066,500	27,537,927
	Keppel REIT	1,213,300	704,517
	Olam Group Ltd.	399,410	289,427
	Oversea-Chinese Banking Corp. Ltd.	1,303,600	12,085,821
*	Seatrium Ltd.	120,678,485	9,883,446
	Singapore Airlines Ltd.	2,913,300	13,008,643
	Singapore Land Group Ltd.	226,470	327,387
	United Overseas Bank Ltd.	797,400	15,728,466

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
SINGAPORE — (Continued)
	UOL Group Ltd.	1,225,474	$5,277,912
	Wilmar International Ltd.	6,910,000	17,964,506

TOTAL SINGAPORE			119,239,175

SPAIN — (2.4%)
#	Banco Bilbao Vizcaya Argentaria SA	6,824,648	53,691,073
	Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	956,880	7,492,370
#	Banco Santander SA	34,833,091	128,113,786
#	Banco Santander SA, Sponsored ADR	219,342	796,211
	CaixaBank SA	3,678,673	14,955,791
	Repsol SA	5,269,796	77,161,128

TOTAL SPAIN			282,210,359

SWEDEN — (2.5%)
	Billerud Aktiebolag	471,094	4,376,742
	Boliden AB	947,528	24,288,116
Ω	Dometic Group AB	218,978	1,351,272
	Getinge AB, Class B	85,059	1,531,329
	Holmen AB, Class A	5,562	207,516
	Holmen AB, Class B	176,174	6,648,781
#	Husqvarna AB, Class B	1,071,204	6,941,145
	Loomis AB	320,479	8,325,157
*	Millicom International Cellular SA, SDR	369,384	5,803,798
	Pandox AB	62,688	617,039
	Saab AB, Class B	158,640	8,149,557
	Securitas AB, Class B	942,001	7,545,811
	Skandinaviska Enskilda Banken AB, Class A	2,605,519	29,076,320
	Skandinaviska Enskilda Banken AB, Class C	14,462	166,308
	Skanska AB, Class B	1,123,555	16,868,967
	SKF AB, Class B	1,186,348	19,233,620
	SSAB AB, Class A	791,009	4,738,550
	SSAB AB, Class B	2,197,554	12,749,213
	Svenska Cellulosa AB SCA, Class A	34,534	471,989
	Svenska Cellulosa AB SCA, Class B	581,885	7,984,308
	Svenska Handelsbanken AB, Class A	1,224,329	10,438,249
#	Svenska Handelsbanken AB, Class B	37,204	383,817
#	Swedbank AB, Class A	973,315	15,985,055
	Tele2 AB, Class B	124,988	887,620
	Telefonaktiebolaget LM Ericsson, Class B	4,515,154	20,226,665
#	Telia Co. AB	7,382,234	15,649,932
	Trelleborg AB, Class B	687,779	17,393,289
	Volvo AB, Class A	246,652	4,945,198
	Volvo AB, Class B	1,970,035	39,036,617
# *	Volvo Car AB, Class B	64,609	222,842

TOTAL SWEDEN			292,244,822

SWITZERLAND — (9.9%)
	Alcon, Inc.	571,376	40,878,299
	Baloise Holding AG	105,344	15,125,907
	Banque Cantonale Vaudoise	2,920	330,060
	Barry Callebaut AG	2,604	3,948,178
	Cie Financiere Richemont SA, Class A	809,027	95,445,330
	DSM-Firmenich AG	174,413	15,811,552
	Holcim AG	1,349,208	83,351,867
	Julius Baer Group Ltd.	716,015	42,432,259
	Lonza Group AG	137,040	47,991,945
#	Novartis AG, Sponsored ADR	1,378,570	129,006,581
	Novartis AG	1,526,421	142,902,858

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
SWITZERLAND — (Continued)
*	Sandoz Group AG	305,284	$7,937,087
#	Sandoz Group AG, ADR	275,714	7,118,935
	Schindler Holding AG	1,738	338,807
	SIG Group AG	479,021	10,560,825
	Swatch Group AG	37,405	9,574,781
	Swatch Group AG	110,291	5,341,478
	Swiss Life Holding AG	69,548	44,669,331
	Swiss Prime Site AG	120,516	11,201,710
	Swiss Re AG	399,672	43,669,276
	Swisscom AG	94,854	56,835,455
# *	UBS Group AG	7,264,903	170,654,321
	Zurich Insurance Group AG	348,909	165,729,170

TOTAL SWITZERLAND			1,150,856,012

UNITED KINGDOM — (12.8%)
	3i Group PLC	963,253	22,711,169
	Anglo American PLC	1,495,563	38,106,311
	Associated British Foods PLC	69,564	1,716,008
	Aviva PLC	4,127,570	19,992,162
	Barclays PLC, Sponsored ADR	5,639,291	36,260,641
	Barclays PLC	6,559,385	10,528,114
	Barratt Developments PLC	1,161,998	5,860,184
	BP PLC, Sponsored ADR	1,698,003	62,112,950
	BP PLC	7,690,578	46,958,767
#	British American Tobacco PLC, Sponsored ADR	160,135	4,781,631
	British American Tobacco PLC	1,884,352	56,290,123
	BT Group PLC	26,353,717	36,194,884
	DS Smith PLC	1,265,122	4,388,035
	Glencore PLC	12,424,779	65,811,861
	HSBC Holdings PLC	13,535,003	97,728,348
#	HSBC Holdings PLC, Sponsored ADR	2,324,211	84,438,585
	Investec PLC	791,263	4,405,691
	J Sainsbury PLC	6,432,168	20,125,076
	Kingfisher PLC	6,466,417	16,512,097
	Lloyds Banking Group PLC	124,313,687	60,503,314
	Lloyds Banking Group PLC, ADR	1,844,768	3,523,507
	M&G PLC	547,495	1,322,109
*	Marks & Spencer Group PLC	10,812	28,550
	Melrose Industries PLC	1,458,994	8,307,178
	Mondi PLC	509,451	8,240,625
	NatWest Group PLC	9,386,863	20,424,086
#	NatWest Group PLC, Sponsored ADR	1,170,624	5,139,039
#	Pearson PLC, Sponsored ADR	867,937	10,015,993
	Phoenix Group Holdings PLC	86,136	475,806
	Shell PLC	307,658	9,914,840
#	Shell PLC, ADR	9,015,405	587,263,482
	Standard Chartered PLC	4,733,277	36,291,598
	Taylor Wimpey PLC	4,374,306	5,908,124
	Tesco PLC	11,021,258	36,166,893
	Vodafone Group PLC	56,670,738	52,167,543
#	Vodafone Group PLC, Sponsored ADR	1,141,673	10,549,061

TOTAL UNITED KINGDOM			1,491,164,385

UNITED STATES — (0.7%)
	CRH PLC	1,022,510	54,775,861

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»
UNITED STATES — (Continued)
* Newmont Corp., CDI	715,608	$27,422,870

TOTAL UNITED STATES		82,198,731

TOTAL COMMON STOCKS		11,155,312,779

PREFERRED STOCKS — (0.7%)
GERMANY — (0.7%)
Bayerische Motoren Werke AG, 10.623%	152,008	12,925,181
Henkel AG & Co. KGaA, 2.718%	48,773	3,518,245
Porsche Automobil Holding SE, 6.071%	273,709	12,250,695
Volkswagen AG, 27.853%	437,046	46,349,019

TOTAL GERMANY		75,043,140

TOTAL INVESTMENT SECURITIES (Cost $ 10,152,946,131)		11,230,355,919

		Value†
SECURITIES LENDING COLLATERAL — (3.4%)
@ § The DFA Short Term Investment Fund	34,363,676	397,484,640

TOTAL INVESTMENTS — (100.0%) (Cost $ 10,550,431,199)		$11,627,840,559

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

REIT   Real Estate Investment Trust

»	Securities that have been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

As of October 31, 2023, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® E-Mini Index	490	12/15/23	$107,657,486	$103,200,125	$(4,457,361)

Total Futures Contracts			$107,657,486	$103,200,125	$(4,457,361)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$691,579,035	—	$691,579,035
Austria	—	10,556,242	—	10,556,242
Belgium	—	68,158,356	—	68,158,356
Canada	$1,055,622,193	—	—	1,055,622,193

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Denmark	—	$251,518,708	—	$251,518,708
Finland	$4,405,789	91,129,925	—	95,535,714
France	—	1,317,119,519	—	1,317,119,519
Germany	16,328,138	708,536,967	—	724,865,105
Hong Kong	—	170,991,702	—	170,991,702
Ireland	—	25,038,980	—	25,038,980
Israel	—	51,951,842	—	51,951,842
Italy	51,149,858	215,152,351	—	266,302,209
Japan	23,469,350	2,436,565,443	—	2,460,034,793
Netherlands	23,539,526	387,305,727	—	410,845,253
New Zealand	—	20,727,048	—	20,727,048
Norway	—	101,952,505	—	101,952,505
Portugal	—	14,600,091	—	14,600,091
Singapore	—	119,239,175	—	119,239,175
Spain	8,288,581	273,921,778	—	282,210,359
Sweden	—	292,244,822	—	292,244,822
Switzerland	178,193,050	972,662,962	—	1,150,856,012
United Kingdom	804,084,889	687,079,496	—	1,491,164,385
United States	82,198,731	—	—	82,198,731
Preferred Stocks
Germany	—	75,043,140	—	75,043,140
Securities Lending Collateral	—	397,484,640	—	397,484,640
Futures Contracts**	(4,457,361)	—	—	(4,457,361)

TOTAL	$2,242,822,744	$9,380,560,454	—	$11,623,383,198

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2023

		Shares	Value»
COMMON STOCKS — (98.0%)
BRAZIL — (3.9%)
	Ambev SA, ADR	1,682,326	$4,256,285
	Atacadao SA	477,889	850,233
	B3 SA—Brasil Bolsa Balcao	2,272,571	5,003,330
	Banco Bradesco SA	642,776	1,566,860
	Banco BTG Pactual SA	559,439	3,284,454
	Banco do Brasil SA	402,150	3,856,588
	Banco Santander Brasil SA	145,083	774,658
	BB Seguridade Participacoes SA	353,143	2,154,545
	Caixa Seguridade Participacoes SA	324,395	696,178
	CCR SA	1,018,248	2,419,519
	Centrais Eletricas Brasileiras SA	390,260	2,696,813
	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	167,200	1,935,729
	Cia Energetica de Minas Gerais	215,832	659,258
	Cia Paranaense de Energia	294,635	459,331
	Cia Paranaense de Energia, Sponsored ADR	17,400	141,984
	Cia Paranaense de Energia, Class B	39,800	325,947
	Cia Siderurgica Nacional SA, Sponsored ADR	290,091	670,110
	Cosan SA	936,053	2,924,150
	CPFL Energia SA	123,300	817,802
	Energisa SA	228,135	2,109,064
*	Eneva SA	610,974	1,311,199
	Engie Brasil Energia SA	144,576	1,126,957
	Equatorial Energia SA	697,667	4,372,743
	Gerdau SA, Sponsored ADR	918,746	3,987,358
* Ω	Hapvida Participacoes e Investimentos SA	4,321,209	3,162,645
	Hypera SA	329,591	1,980,128
	Itau Unibanco Holding SA	217,203	978,798
	JBS SA	924,836	3,674,213
	Klabin SA	1,379,545	5,855,559
	Localiza Rent a Car SA	248,213	2,504,407
	Lojas Renner SA	106,467	258,895
*	Magazine Luiza SA	721,300	190,277
*	Natura & Co. Holding SA	900,110	2,276,274
	Neoenergia SA	166,742	579,426
	Petroleo Brasileiro SA, Sponsored ADR	511,889	7,079,425
	Petroleo Brasileiro SA, Sponsored ADR	227,883	3,418,245
	Petroleo Brasileiro SA	2,733,556	20,516,241
	Porto Seguro SA	177,474	887,414
*	PRIO SA	463,979	4,389,706
	Raia Drogasil SA	685,564	3,508,217
Ω	Rede D’Or Sao Luiz SA	209,905	900,113
	Rumo SA	407,506	1,803,235
	Sendas Distribuidora SA, ADR	19,967	216,043
	Sendas Distribuidora SA	848,688	1,841,552
	Suzano SA	881,391	9,015,388
	Telefonica Brasil SA	217,562	1,952,200
	TIM SA	1,199,532	3,609,243
	TOTVS SA	323,491	1,623,951
	Ultrapar Participacoes SA	756,653	3,069,084
	Vale SA	1,834,275	25,103,376
	Vale SA, Sponsored ADR, Class B	332,417	4,557,430
	Vibra Energia SA	894,453	3,510,929
	WEG SA	735,311	4,814,324

TOTAL BRAZIL			171,677,833

CHILE — (0.5%)
	Banco de Chile, ADR	126,043	2,581,367

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHILE — (Continued)
	Banco de Credito e Inversiones SA	57,235	$1,369,123
	Banco Santander Chile, ADR	86,304	1,501,690
	Banco Santander Chile	814,687	35,507
	Cencosud SA	1,474,078	2,388,961
	Cencosud Shopping SA	386,028	560,475
	Cia Cervecerias Unidas SA	36,262	205,958
	Cia Cervecerias Unidas SA, Sponsored ADR	6,740	75,825
	Cia Sud Americana de Vapores SA	15,065,911	836,607
	Colbun SA	1,030,681	149,596
	Embotelladora Andina SA, ADR, Class B	7,205	88,045
	Empresas CMPC SA	1,220,875	2,183,467
	Empresas Copec SA	184,965	1,224,516
*	Enel Americas SA	5,601,982	575,946
	Enel Chile SA	18,800,187	1,112,744
	Falabella SA	526,392	1,072,303
	Plaza SA	226,808	275,198
	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	89,320	4,323,088

TOTAL CHILE			20,560,416

CHINA — (25.7%)
*	360 Security Technology, Inc., Class A	266,700	327,701
	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	110,763	313,300
	Accelink Technologies Co. Ltd., Class A	45,400	167,292
	ADAMA Ltd., Class A	40,900	41,492
	AECC Aero-Engine Control Co. Ltd., Class A	68,057	193,199
	AECC Aviation Power Co. Ltd., Class A	79,700	385,382
	Agricultural Bank of China Ltd., Class H	14,534,000	5,368,226
	Aier Eye Hospital Group Co. Ltd., Class A	382,105	955,311
*	Air China Ltd., Class H	630,000	428,594
*	Alibaba Group Holding Ltd., Sponsored ADR	706,990	58,354,955
*	Alibaba Group Holding Ltd.	3,987,600	41,052,633
# *	Alibaba Health Information Technology Ltd.	2,118,000	1,247,668
	Aluminum Corp. of China Ltd., Class H	7,864,000	4,206,694
*	Amlogic Shanghai Co. Ltd., Class A	8,799	72,291
	Angel Yeast Co. Ltd., Class A	74,500	356,207
	Anhui Anke Biotechnology Group Co. Ltd., Class A	119,100	171,179
	Anhui Conch Cement Co. Ltd., Class H	1,124,000	2,797,292
	Anhui Guangxin Agrochemical Co. Ltd., Class A	98,308	223,675
	Anhui Gujing Distillery Co. Ltd., Class A	11,716	446,519
	Anhui Honglu Steel Construction Group Co. Ltd., Class A	76,664	263,351
	Anhui Kouzi Distillery Co. Ltd., Class A	33,300	228,526
	Anhui Yingjia Distillery Co. Ltd., Class A	38,000	398,407
	Anhui Zhongding Sealing Parts Co. Ltd., Class A	13,100	23,093
	Anjoy Foods Group Co. Ltd., Class A	12,900	227,840
	Anker Innovations Technology Co. Ltd., Class A	10,400	133,210
	ANTA Sports Products Ltd.	667,400	7,547,953
	Apeloa Pharmaceutical Co. Ltd., Class A	136,420	321,525
*	Asia—Potash International Investment Guangzhou Co. Ltd., Class A	103,174	402,198
	Asymchem Laboratories Tianjin Co. Ltd., Class A	29,070	599,891
	Autobio Diagnostics Co. Ltd., Class A	12,600	76,556
	Avary Holding Shenzhen Co. Ltd., Class A	201,376	590,090
	AVIC Industry-Finance Holdings Co. Ltd., Class A	327,700	149,222
	Avicopter PLC, Class A	37,004	192,073
*	Baidu, Inc., Sponsored ADR	2,292	240,660
*	Baidu, Inc., Class A	1,330,750	17,471,152
	Bank of Beijing Co. Ltd., Class A	697,408	434,835
	Bank of Changsha Co. Ltd., Class A	401,784	403,594
	Bank of Chengdu Co. Ltd., Class A	371,850	628,450
	Bank of China Ltd., Class H	43,912,181	15,340,063

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Bank of Communications Co. Ltd., Class H	4,931,515	$2,917,019
	Bank of Guiyang Co. Ltd., Class A	426,923	304,046
	Bank of Hangzhou Co. Ltd., Class A	242,404	354,540
	Bank of Jiangsu Co. Ltd., Class A	657,870	620,632
	Bank of Nanjing Co. Ltd., Class A	454,780	487,426
	Bank of Ningbo Co. Ltd., Class A	275,742	941,661
	Bank of Shanghai Co. Ltd., Class A	458,383	380,367
	Bank of Suzhou Co. Ltd., Class A	415,260	356,520
	Baoshan Iron & Steel Co. Ltd., Class A	745,700	637,892
	Baowu Magnesium Technology Co. Ltd., Class A	60,200	156,699
*	BeiGene Ltd.	202,000	2,899,887
	Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A	818,160	308,609
*	Beijing Compass Technology Development Co. Ltd., Class A	27,300	219,552
	Beijing Dabeinong Technology Group Co. Ltd., Class A	306,761	293,103
	Beijing Easpring Material Technology Co. Ltd., Class A	49,500	298,461
	Beijing Enlight Media Co. Ltd., Class A	153,706	164,362
	Beijing Huafeng Test & Control Technology Co. Ltd., Class A	9,051	149,070
	Beijing Kingsoft Office Software, Inc., Class A	7,538	296,490
	Beijing New Building Materials PLC, Class A	126,703	423,623
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	132,362	450,594
	Beijing Originwater Technology Co. Ltd., Class A	370,349	256,140
*	Beijing Shiji Information Technology Co. Ltd., Class A	69,628	100,429
	Beijing Shougang Co. Ltd., Class A	441,600	234,061
*	Beijing Shunxin Agriculture Co. Ltd., Class A	48,400	150,644
*	Beijing Sinnet Technology Co. Ltd., Class A	131,788	182,993
	Beijing Tiantan Biological Products Corp. Ltd., Class A	49,916	196,931
	Beijing Tongrentang Co. Ltd., Class A	36,400	255,436
	Beijing Ultrapower Software Co. Ltd., Class A	42,100	48,822
	Beijing United Information Technology Co. Ltd., Class A	69,969	360,187
	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	33,180	198,975
	Beijing Yanjing Brewery Co. Ltd., Class A	184,800	262,698
	Beijing-Shanghai High Speed Railway Co. Ltd., Class A	1,062,900	726,549
	Bethel Automotive Safety Systems Co. Ltd., Class A	13,800	142,805
	Betta Pharmaceuticals Co. Ltd., Class A	24,206	201,326
	BGI Genomics Co. Ltd., Class A	34,100	229,417
	Biem.L.Fdlkk Garment Co. Ltd., Class A	23,700	109,049
# *	Bilibili, Inc., Class Z	12,880	172,820
	Bloomage Biotechnology Corp. Ltd., Class A	16,224	169,579
*	Bluefocus Intelligent Communications Group Co. Ltd., Class A	140,600	136,813
	BOC International China Co. Ltd., Class A	150,900	224,885
	BOE Technology Group Co. Ltd., Class A	1,654,300	886,689
	Bosideng International Holdings Ltd.	278,000	109,763
*	BTG Hotels Group Co. Ltd., Class A	92,300	210,713
#	BYD Co. Ltd., Class H	533,886	16,235,529
	BYD Electronic International Co. Ltd.	965,000	4,028,404
	By-health Co. Ltd., Class A	124,793	312,444
	Caitong Securities Co. Ltd., Class A	306,090	332,284
	Canmax Technologies Co. Ltd., Class A	105,070	390,764
	CECEP Solar Energy Co. Ltd., Class A	327,700	257,117
	CECEP Wind-Power Corp., Class A	634,660	275,064
	CETC Cyberspace Security Technology Co. Ltd., Class A	33,300	100,390
Ω	CGN Power Co. Ltd., Class H	4,899,000	1,177,266
	Changchun High & New Technology Industry Group, Inc., Class A	34,400	732,152
	Changjiang Securities Co. Ltd., Class A	401,270	312,087
	Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	11,100	221,920
	Chaozhou Three-Circle Group Co. Ltd., Class A	74,505	314,598
	Chengxin Lithium Group Co. Ltd., Class A	114,429	367,493
	China Automotive Engineering Research Institute Co. Ltd., Class A	72,700	184,537
	China Baoan Group Co. Ltd., Class A	203,234	287,083

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Cinda Asset Management Co. Ltd., Class H	7,009,000	$681,576
	China CITIC Bank Corp. Ltd., Class H	8,861,928	3,953,377
	China Coal Energy Co. Ltd., Class H	3,918,777	3,078,068
	China Construction Bank Corp., Class H	59,766,590	33,801,467
	China CSSC Holdings Ltd., Class A	82,717	292,658
# *	China Eastern Airlines Corp. Ltd., Class H	972,000	333,102
	China Energy Engineering Corp. Ltd., Class A	2,502,824	745,902
#	China Energy Engineering Corp. Ltd., Class H	1,632,000	177,515
	China Everbright Bank Co. Ltd., Class H	3,689,000	1,052,274
Ω	China Feihe Ltd.	233,000	144,780
	China Galaxy Securities Co. Ltd., Class H	4,690,500	2,400,637
	China Gas Holdings Ltd.	1,517,800	1,364,512
	China Great Wall Securities Co. Ltd., Class A	196,900	224,930
	China Greatwall Technology Group Co. Ltd., Class A	182,800	274,692
	China Green Electricity Investment of Tianjin Co. Ltd., Class A	114,800	172,151
#	China Hongqiao Group Ltd.	4,154,000	3,889,031
# Ω	China International Capital Corp. Ltd., Class H	1,471,600	2,343,900
	China International Marine Containers Group Co. Ltd., Class H	507,730	267,747
	China Jushi Co. Ltd., Class A	477,798	756,171
	China Life Insurance Co. Ltd., Class H	4,368,000	5,916,012
	China Longyuan Power Group Corp. Ltd., Class H	1,404,000	1,188,525
	China Meheco Co. Ltd., Class A	107,311	175,352
	China Mengniu Dairy Co. Ltd.	3,395,000	11,085,139
	China Merchants Bank Co. Ltd., Class H	2,884,554	10,941,953
	China Merchants Energy Shipping Co. Ltd., Class A	794,540	698,485
	China Merchants Port Holdings Co. Ltd.	415,950	529,477
	China Merchants Property Operation & Service Co. Ltd., Class A	13,200	24,087
Ω	China Merchants Securities Co. Ltd., Class H	486,460	402,539
	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	325,873	491,535
	China Minsheng Banking Corp. Ltd., Class H	4,818,600	1,601,995
	China National Accord Medicines Corp. Ltd., Class A	44,000	173,194
	China National Building Material Co. Ltd., Class H	818,000	389,364
	China National Chemical Engineering Co. Ltd., Class A	411,600	393,934
	China National Nuclear Power Co. Ltd., Class A	1,023,390	1,038,072
	China National Software & Service Co. Ltd., Class A	9,800	46,068
	China Northern Rare Earth Group High-Tech Co. Ltd., Class A	144,800	413,722
	China Oilfield Services Ltd., Class H	2,850,000	3,369,611
	China Overseas Land & Investment Ltd.	3,856,000	7,276,691
	China Pacific Insurance Group Co. Ltd., Class H	2,660,800	6,554,530
	China Petroleum & Chemical Corp., Class H	17,202,800	8,798,161
	China Railway Group Ltd., Class H	3,976,000	1,876,529
Ω	China Railway Signal & Communication Corp. Ltd., Class H	1,920,000	601,272
	China Rare Earth Resources & Technology Co. Ltd., Class A	18,391	75,406
	China Resources Beer Holdings Co. Ltd.	859,611	4,548,775
	China Resources Boya Bio-pharmaceutical Group Co. Ltd., Class A	32,400	135,715
	China Resources Double Crane Pharmaceutical Co. Ltd., Class A	99,800	233,927
	China Resources Gas Group Ltd.	1,754,600	5,186,814
	China Resources Land Ltd.	3,998,666	14,967,431
	China Resources Microelectronics Ltd., Class A	34,684	252,196
Ω	China Resources Mixc Lifestyle Services Ltd.	566,000	2,208,201
	China Resources Power Holdings Co. Ltd.	1,598,517	3,097,750
	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	44,358	261,412
	China Shenhua Energy Co. Ltd., Class H	2,674,500	8,197,263
	China South Publishing & Media Group Co. Ltd., Class A	126,500	195,706
*	China Southern Airlines Co. Ltd., Class H	1,236,000	584,860
	China Southern Power Grid Energy Efficiency&Clean Energy Co. Ltd., Class A	166,300	123,642
	China State Construction Engineering Corp. Ltd., Class A	1,756,100	1,242,842
	China State Construction International Holdings Ltd.	140,000	149,960

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Tourism Group Duty Free Corp. Ltd., Class A	54,300	$702,298
Ω	China Tower Corp. Ltd., Class H	70,956,000	6,616,696
*	China TransInfo Technology Co. Ltd., Class A	107,300	169,115
	China Vanke Co. Ltd., Class H	2,072,220	1,938,677
	China World Trade Center Co. Ltd., Class A	29,700	80,539
	China Yangtze Power Co. Ltd., Class A	748,847	2,310,119
	China Zhenhua Group Science & Technology Co. Ltd., Class A	28,400	259,813
	China Zheshang Bank Co. Ltd., Class H	1,645,499	408,084
	Chinese Universe Publishing & Media Group Co. Ltd., Class A	92,100	145,704
	Chongqing Brewery Co. Ltd., Class A	21,500	230,679
	Chongqing Changan Automobile Co. Ltd., Class A	296,930	614,483
	Chongqing Fuling Zhacai Group Co. Ltd., Class A	93,200	196,807
	Chongqing Rural Commercial Bank Co. Ltd., Class H	2,634,000	997,183
	Chongqing Zhifei Biological Products Co. Ltd., Class A	119,870	1,027,376
	Chow Tai Seng Jewellery Co. Ltd., Class A	126,400	255,035
	CITIC Ltd.	4,739,000	4,027,856
	CITIC Securities Co. Ltd., Class H	1,731,800	3,369,835
	CMOC Group Ltd., Class H	3,243,966	1,934,737
	CNGR Advanced Material Co. Ltd., Class A	25,000	185,965
	CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	209,235	136,232
	CNOOC Energy Technology & Services Ltd., Class A	655,100	272,532
	Contemporary Amperex Technology Co. Ltd., Class A	191,436	4,860,905
	COSCO SHIPPING Energy Transportation Co. Ltd., Class H	1,854,000	1,966,226
	COSCO SHIPPING Holdings Co. Ltd., Class H	4,706,299	4,786,481
	CRRC Corp. Ltd., Class H	2,592,000	1,079,889
Ω	CSC Financial Co. Ltd., Class H	595,000	535,788
	CSPC Pharmaceutical Group Ltd.	16,771,200	14,649,127
	Daqin Railway Co. Ltd., Class A	643,060	633,800
	DaShenLin Pharmaceutical Group Co. Ltd., Class A	80,412	261,738
	Datang International Power Generation Co. Ltd., Class H	950,000	143,375
*	Deppon Logistics Co. Ltd., Class A	78,900	161,270
	DHC Software Co. Ltd., Class A	257,400	221,800
	Digital China Group Co. Ltd., Class A	47,500	202,201
	Do-Fluoride New Materials Co. Ltd., Class A	122,892	268,793
	Dong-E-E-Jiao Co. Ltd., Class A	42,611	270,315
	Dongfang Electric Corp. Ltd., Class H	305,200	292,811
	Dongxing Securities Co. Ltd., Class A	282,318	308,735
	East Money Information Co. Ltd., Class A	544,473	1,136,067
	Ecovacs Robotics Co. Ltd., Class A	23,500	138,725
	ENN Energy Holdings Ltd.	629,000	4,764,764
	ENN Natural Gas Co. Ltd., Class A	244,700	577,489
	Eoptolink Technology, Inc.Ltd., Class A	10,100	43,557
	Eve Energy Co. Ltd., Class A	48,205	305,751
# Ω	Everbright Securities Co. Ltd., Class H	412,600	280,241
*	Fangda Carbon New Material Co. Ltd., Class A	374,324	301,907
*	FAW Jiefang Group Co. Ltd., Class A	165,700	208,789
	Fiberhome Telecommunication Technologies Co. Ltd., Class A	80,600	198,104
	First Capital Securities Co. Ltd., Class A	320,000	255,897
#	Flat Glass Group Co. Ltd., Class H	436,000	783,003
	Focus Media Information Technology Co. Ltd., Class A	727,597	687,774
	Foshan Haitian Flavouring & Food Co. Ltd., Class A	186,467	959,655
	Fosun International Ltd.	856,222	512,997
	Founder Securities Co. Ltd., Class A	411,200	426,169
	Foxconn Industrial Internet Co. Ltd., Class A	389,600	784,979
	Fujian Funeng Co. Ltd., Class A	151,970	177,928
	Fujian Sunner Development Co. Ltd., Class A	97,163	238,972
Ω	Fuyao Glass Industry Group Co. Ltd., Class H	783,200	3,570,680
Ω	Ganfeng Lithium Group Co. Ltd., Class H	705,799	2,535,070
	Gaona Aero Material Co. Ltd., Class A	40,880	120,938

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	G-bits Network Technology Xiamen Co. Ltd., Class A	3,000	$109,144
	GCL Energy Technology Co. Ltd., Class A	130,300	207,137
	GD Power Development Co. Ltd., Class A	524,300	260,811
	Geely Automobile Holdings Ltd.	10,501,000	11,922,045
	GEM Co. Ltd., Class A	275,176	220,493
	Gemdale Corp., Class A	289,000	203,946
	GF Securities Co. Ltd., Class H	1,027,600	1,337,896
	Giant Network Group Co. Ltd., Class A	85,600	138,212
	GigaDevice Semiconductor, Inc., Class A	22,974	336,477
	Ginlong Technologies Co. Ltd., Class A	18,825	172,705
	Glarun Technology Co. Ltd., Class A	69,600	135,953
	GoerTek, Inc., Class A	178,900	441,663
	Goke Microelectronics Co. Ltd., Class A	5,600	51,072
	Gongniu Group Co. Ltd., Class A	6,216	89,832
	GoodWe Technologies Co. Ltd., Class A	10,840	173,137
*	Gotion High-tech Co. Ltd., Class A	83,100	258,705
#	Great Wall Motor Co. Ltd., Class H	1,308,500	1,829,142
	Gree Electric Appliances, Inc. of Zhuhai, Class A	160,333	743,637
	GRG Banking Equipment Co. Ltd., Class A	142,000	226,597
	Guangdong Haid Group Co. Ltd., Class A	71,300	438,900
	Guangdong HEC Technology Holding Co. Ltd., Class A	235,900	229,469
	Guangdong Hongda Holdings Group Co. Ltd., Class A	25,700	75,634
	Guangdong Investment Ltd.	1,342,000	915,756
	Guangdong Kinlong Hardware Products Co. Ltd., Class A	13,200	88,345
	Guanghui Energy Co. Ltd., Class A	771,700	792,215
	Guangzhou Automobile Group Co. Ltd., Class H	2,909,162	1,362,936
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	230,000	611,870
	Guangzhou Great Power Energy & Technology Co. Ltd., Class A	39,800	167,792
	Guangzhou Haige Communications Group, Inc. Co., Class A	222,052	352,617
	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	30,301	256,429
	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	34,000	195,297
	Guangzhou Tinci Materials Technology Co. Ltd., Class A	83,340	317,076
	Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A	261,404	234,515
	Guangzhou Zhujiang Brewery Co. Ltd., Class A	94,900	110,313
	Guosen Securities Co. Ltd., Class A	186,700	245,232
Ω	Guotai Junan Securities Co. Ltd., Class H	369,800	412,743
	Guoyuan Securities Co. Ltd., Class A	308,740	292,178
*	H World Group Ltd., ADR	86,463	3,256,197
*	H World Group Ltd.	485,500	1,824,962
Ω	Haidilao International Holding Ltd.	460,000	1,151,750
	Haier Smart Home Co. Ltd., Class A	258,200	784,497
	Haier Smart Home Co. Ltd., Class H	3,017,200	8,606,047
	Hainan Drinda New Energy Technology Co. Ltd., Class A	17,400	207,673
*	Haisco Pharmaceutical Group Co. Ltd., Class A	26,300	92,398
	Haitong Securities Co. Ltd., Class H	2,434,800	1,398,027
	Hang Zhou Great Star Industrial Co. Ltd., Class A	103,300	279,866
	Hangcha Group Co. Ltd., Class A	73,700	221,595
	Hangjin Technology Co. Ltd., Class A	47,700	237,724
	Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	235,800	269,878
	Hangzhou Chang Chuan Technology Co. Ltd., Class A	26,794	149,622
	Hangzhou First Applied Material Co. Ltd., Class A	63,435	221,636
	Hangzhou Lion Electronics Co. Ltd., Class A	42,968	189,015
	Hangzhou Oxygen Plant Group Co. Ltd., Class A	81,500	367,815
	Hangzhou Robam Appliances Co. Ltd., Class A	80,121	252,771
	Hangzhou Silan Microelectronics Co. Ltd., Class A	62,422	207,261
	Hangzhou Tigermed Consulting Co. Ltd., Class A	9,700	88,496
Ω	Hangzhou Tigermed Consulting Co. Ltd., Class H	79,100	444,485
	Han’s Laser Technology Industry Group Co. Ltd., Class A	110,517	324,420
Ω	Hansoh Pharmaceutical Group Co. Ltd.	922,000	1,734,736

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Haohua Chemical Science & Technology Co. Ltd., Class A	15,000	$63,048
	Harbin Boshi Automation Co. Ltd., Class A	57,200	102,488
	Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A	43,600	141,793
*	Hebei Sinopack Electronic Technology Co. Ltd., Class A	7,700	102,394
	Hefei Meiya Optoelectronic Technology, Inc., Class A	84,295	223,659
	Heilongjiang Agriculture Co. Ltd., Class A	174,805	304,383
	Henan Shenhuo Coal & Power Co. Ltd., Class A	243,000	546,230
	Henan Shuanghui Investment & Development Co. Ltd., Class A	178,429	638,628
	Hengan International Group Co. Ltd.	36,500	122,249
	Hengdian Group DMEGC Magnetics Co. Ltd., Class A	119,121	237,176
*	Hengli Petrochemical Co. Ltd., Class A	262,200	525,255
	Hengtong Optic-electric Co. Ltd., Class A	143,100	258,010
*	Hengyi Petrochemical Co. Ltd., Class A	294,988	289,986
	Hesteel Co. Ltd., Class A	1,383,853	423,681
	Hithink RoyalFlush Information Network Co. Ltd., Class A	25,781	495,141
	Hongta Securities Co. Ltd., Class A	18,120	19,323
	Hoyuan Green Energy Co. Ltd., Class A	67,600	345,199
#* Ω	Hua Hong Semiconductor Ltd.	872,000	2,146,936
	Huadian Power International Corp. Ltd., Class H	1,134,000	455,330
	Huadong Medicine Co. Ltd., Class A	70,000	411,242
	Huafon Chemical Co. Ltd., Class A	349,483	346,542
	Huagong Tech Co. Ltd., Class A	30,400	117,476
	Huaibei Mining Holdings Co. Ltd., Class A	267,900	536,983
	Hualan Biological Engineering, Inc., Class A	78,500	251,860
# *	Huaneng Power International, Inc., Class H	2,260,000	1,057,571
Ω	Huatai Securities Co. Ltd., Class H	1,361,000	1,781,824
	Huaxi Securities Co. Ltd., Class A	251,400	272,393
	Huaxia Bank Co. Ltd., Class A	644,456	493,365
	Huayu Automotive Systems Co. Ltd., Class A	199,300	477,972
	Hubei Biocause Pharmaceutical Co. Ltd., Class A	297,745	126,966
	Hubei Dinglong Co. Ltd., Class A	44,900	147,476
	Hubei Energy Group Co. Ltd., Class A	227,983	133,981
	Hubei Feilihua Quartz Glass Co. Ltd., Class A	25,700	139,146
	Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	101,848	377,319
	Hubei Xingfa Chemicals Group Co. Ltd., Class A	163,400	438,936
	Huizhou Desay Sv Automotive Co. Ltd., Class A	19,300	331,304
	Humanwell Healthcare Group Co. Ltd., Class A	141,200	451,419
	Hunan Valin Steel Co. Ltd., Class A	694,400	553,226
	Hundsun Technologies, Inc., Class A	41,729	177,693
	IEIT Systems Co. Ltd., Class A	59,084	237,390
	Iflytek Co. Ltd., Class A	66,700	416,045
	IKD Co. Ltd., Class A	73,300	213,458
	Imeik Technology Development Co. Ltd., Class A	4,700	211,897
	Industrial & Commercial Bank of China Ltd., Class H	30,774,185	14,748,359
	Industrial Bank Co. Ltd., Class A	643,039	1,325,883
	Industrial Securities Co. Ltd., Class A	652,548	556,755
	Infore Environment Technology Group Co. Ltd., Class A	82,224	54,845
	Ingenic Semiconductor Co. Ltd., Class A	18,000	181,780
*	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	1,386,020	307,070
	Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	299,500	557,142
	Inner Mongolia ERDOS Resources Co. Ltd., Class A	203,056	259,639
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	761,503	416,425
	Inner Mongolia Xingye Silver&Tin Mining Co. Ltd., Class A	115,100	147,364
	Inner Mongolia Yili Industrial Group Co. Ltd., Class A	295,700	1,108,522
	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	392,700	365,272
* Ω	Innovent Biologics, Inc.	537,000	3,164,626
	JA Solar Technology Co. Ltd., Class A	135,804	416,019
	Jason Furniture Hangzhou Co. Ltd., Class A	71,180	360,312

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	JCET Group Co. Ltd., Class A	185,200	$781,577
* Ω	JD Health International, Inc.	543,050	2,466,684
	JD.com, Inc., ADR	124,763	3,171,475
	JD.com, Inc., Class A	1,150,871	14,631,204
	Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	310,469	312,267
	Jiangsu Eastern Shenghong Co. Ltd., Class A	185,340	269,614
	Jiangsu Expressway Co. Ltd., Class H	1,020,000	927,325
	Jiangsu Guoxin Corp. Ltd., Class A	88,700	86,423
	Jiangsu Hengli Hydraulic Co. Ltd., Class A	58,186	447,798
	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	159,955	1,047,385
*	Jiangsu Hoperun Software Co. Ltd., Class A	32,500	118,502
	Jiangsu King’s Luck Brewery JSC Ltd., Class A	56,412	451,032
	Jiangsu Linyang Energy Co. Ltd., Class A	178,367	162,440
	Jiangsu Nata Opto-electronic Material Co. Ltd., Class A	26,990	113,903
	Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	71,700	257,675
	Jiangsu Pacific Quartz Co. Ltd., Class A	13,168	165,541
	Jiangsu Provincial Agricultural Reclamation & Development Corp., Class A	44,800	64,855
	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	56,690	945,292
	Jiangsu Yangnong Chemical Co. Ltd., Class A	44,856	414,116
	Jiangsu Yoke Technology Co. Ltd., Class A	18,462	145,767
	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	84,400	388,108
	Jiangsu Zhongtian Technology Co. Ltd., Class A	229,900	440,302
	Jiangxi Copper Co. Ltd., Class H	1,321,000	1,867,835
	Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	88,000	193,447
	Jinduicheng Molybdenum Co. Ltd., Class A	25,500	35,003
	Jinneng Holding Shanxi Coal Industry Co. Ltd., Class A	19,100	30,787
	JiuGui Liquor Co. Ltd., Class A	11,500	120,134
	Jizhong Energy Resources Co. Ltd., Class A	535,300	469,853
	JL Mag Rare-Earth Co. Ltd., Class A	74,560	168,654
	Joincare Pharmaceutical Group Industry Co. Ltd., Class A	194,455	315,123
	Joinn Laboratories China Co. Ltd., Class A	9,534	34,930
	Jointown Pharmaceutical Group Co. Ltd., Class A	376,299	366,183
*	Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd., Class A	28,800	132,284
	Juewei Food Co. Ltd., Class A	46,744	225,693
*	Juneyao Airlines Co. Ltd., Class A	70,540	140,645
	Keboda Technology Co. Ltd., Class A	6,200	57,409
	Kingsoft Corp. Ltd.	419,000	1,462,091
	Konfoong Materials International Co. Ltd., Class A	9,500	80,537
	Kuang-Chi Technologies Co. Ltd., Class A	51,300	98,118
	Kunlun Energy Co. Ltd.	7,170,000	5,973,352
*	Kunlun Tech Co. Ltd., Class A	28,500	122,643
	Kweichow Moutai Co. Ltd., Class A	55,993	12,895,393
*	KWG Living Group Holdings Ltd.	258,250	15,656
	Lao Feng Xiang Co. Ltd., Class A	41,600	353,994
	LB Group Co. Ltd., Class A	174,800	444,873
	Lenovo Group Ltd.	11,967,278	13,926,695
	Lens Technology Co. Ltd., Class A	362,600	647,759
	Lepu Medical Technology Beijing Co. Ltd., Class A	120,977	284,885
	Levima Advanced Materials Corp., Class A	33,700	87,637
	Leyard Optoelectronic Co. Ltd., Class A	142,800	119,766
*	Li Auto, Inc., ADR	112,566	3,805,856
*	Li Auto, Inc., Class A	135,900	2,298,562
	Li Ning Co. Ltd.	3,112,000	9,536,422
	Lingyi iTech Guangdong Co., Class A	512,118	425,680
Ω	Longfor Group Holdings Ltd.	3,631,500	5,286,593
	LONGi Green Energy Technology Co. Ltd., Class A	335,888	1,108,655
	Longshine Technology Group Co. Ltd., Class A	59,002	150,846
	Luxi Chemical Group Co. Ltd., Class A	236,400	366,931
	Luxshare Precision Industry Co. Ltd., Class A	308,224	1,383,962

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Luzhou Laojiao Co. Ltd., Class A	66,129	$1,936,860
	Mango Excellent Media Co. Ltd., Class A	135,592	468,666
	Maxscend Microelectronics Co. Ltd., Class A	13,700	282,643
*	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	287,557	242,414
* Ω	Meituan, Class B	1,414,140	20,045,441
	Metallurgical Corp. of China Ltd., Class H	4,641,000	920,292
	Ming Yang Smart Energy Group Ltd., Class A	138,104	263,998
	MINISO Group Holding Ltd.	284,000	1,826,171
	Montage Technology Co. Ltd., Class A	27,314	205,905
	Muyuan Foods Co. Ltd., Class A	287,257	1,481,333
	Nanjing Iron & Steel Co. Ltd., Class A	670,400	348,272
	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	128,646	222,476
	NARI Technology Co. Ltd., Class A	299,642	925,152
	NAURA Technology Group Co. Ltd., Class A	11,700	410,331
*	NavInfo Co. Ltd., Class A	134,350	183,758
	NetEase, Inc., ADR	193,704	20,710,832
	NetEase, Inc.	159,100	3,404,986
	New China Life Insurance Co. Ltd., Class H	1,010,500	2,216,693
*	New Hope Liuhe Co. Ltd., Class A	198,866	275,966
	Newland Digital Technology Co. Ltd., Class A	58,300	136,349
	Ninestar Corp., Class A	84,651	283,949
	Ningbo Haitian Precision Machinery Co. Ltd., Class A	3,600	13,293
	Ningbo Joyson Electronic Corp., Class A	126,400	325,928
	Ningbo Orient Wires & Cables Co. Ltd., Class A	31,142	179,299
	Ningbo Ronbay New Energy Technology Co. Ltd., Class A	49,742	301,313
	Ningbo Sanxing Medical Electric Co. Ltd., Class A	108,100	241,343
	Ningbo Tuopu Group Co. Ltd., Class A	43,648	385,535
	Ningbo Xusheng Group Co. Ltd., Class A	36,400	88,012
	Ningbo Zhoushan Port Co. Ltd., Class A	224,800	106,007
	Ningxia Baofeng Energy Group Co. Ltd., Class A	320,300	631,535
*	NIO, Inc., ADR	189,636	1,384,343
# *	NIO, Inc., Class A	324,150	2,373,176
	North Industries Group Red Arrow Co. Ltd., Class A	87,300	170,213
*	Offcn Education Technology Co. Ltd., Class A	280,212	151,350
	Offshore Oil Engineering Co. Ltd., Class A	334,000	283,761
*	OFILM Group Co. Ltd., Class A	114,200	159,370
	Oppein Home Group, Inc., Class A	28,195	335,497
	Orient Overseas International Ltd.	224,500	2,830,898
Ω	Orient Securities Co. Ltd., Class H	898,800	418,731
	Ovctek China, Inc., Class A	43,852	151,216
*	Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A	470,200	224,521
*	PDD Holdings, Inc., ADR	122,979	12,472,530
	People.cn Co. Ltd., Class A	36,600	162,261
	People’s Insurance Co. Group of China Ltd. , Class H	7,081,000	2,336,442
	Perfect World Co. Ltd., Class A	131,785	216,302
	PetroChina Co. Ltd., Class H	17,336,000	11,315,472
Ω	Pharmaron Beijing Co. Ltd., Class H	118,425	282,696
	PICC Property & Casualty Co. Ltd., Class H	7,201,198	8,223,445
	Ping An Bank Co. Ltd., Class A	722,500	1,033,376
	Ping An Insurance Group Co. of China Ltd., Class H	4,658,000	23,627,589
	Pingdingshan Tianan Coal Mining Co. Ltd., Class A	360,800	493,574
	Poly Developments & Holdings Group Co. Ltd., Class A	448,683	675,246
Ω	Postal Savings Bank of China Co. Ltd., Class H	4,462,000	2,036,586
	Power Construction Corp. of China Ltd., Class A	583,011	419,215
	Pylon Technologies Co. Ltd., Class A	14,877	231,630
	Qianhe Condiment & Food Co. Ltd., Class A	34,260	83,111
Ω	Qingdao Port International Co. Ltd., Class H	69,000	34,469
*	Qingdao Rural Commercial Bank Corp., Class A	691,706	256,294
*	Qingdao Sentury Tire Co. Ltd., Class A	53,900	224,210

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Qingdao TGOOD Electric Co. Ltd., Class A	78,000	$192,161
*	Qinghai Salt Lake Industry Co. Ltd., Class A	161,100	372,971
	Raytron Technology Co. Ltd., Class A	17,317	111,513
	Red Avenue New Materials Group Co. Ltd., Class A	23,300	111,709
	Risen Energy Co. Ltd., Class A	84,004	203,976
	Rockchip Electronics Co. Ltd., Class A	9,500	84,646
	Rongsheng Petrochemical Co. Ltd., Class A	453,094	705,684
*	Sai Micro Electronics, Inc., Class A	41,400	136,368
	SAIC Motor Corp. Ltd., Class A	236,045	468,654
	Sailun Group Co. Ltd., Class A	260,200	399,527
	Sanan Optoelectronics Co. Ltd., Class A	86,000	175,029
*	Sangfor Technologies, Inc., Class A	11,800	135,363
	Sany Heavy Industry Co. Ltd., Class A	286,434	566,346
*	Satellite Chemical Co. Ltd., Class A	345,661	768,225
	SDIC Power Holdings Co. Ltd., Class A	251,000	418,658
	Sealand Securities Co. Ltd., Class A	328,190	161,980
*	Seazen Holdings Co. Ltd., Class A	173,200	281,251
*	Seres Group Co. Ltd., Class A	57,600	642,869
	SF Holding Co. Ltd., Class A	232,461	1,247,222
	SG Micro Corp., Class A	13,715	168,170
	Shaanxi Coal Industry Co. Ltd., Class A	694,700	1,712,650
	Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	546,450	602,555
	Shandong Buchang Pharmaceuticals Co. Ltd., Class A	91,300	216,441
#Ω	Shandong Gold Mining Co. Ltd., Class H	488,250	914,701
	Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	88,400	388,610
	Shandong Hi-speed Co. Ltd., Class A	59,700	54,086
	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	139,650	614,183
	Shandong Linglong Tyre Co. Ltd., Class A	130,200	356,352
	Shandong Nanshan Aluminum Co. Ltd., Class A	910,010	385,632
	Shandong Pharmaceutical Glass Co. Ltd., Class A	53,700	202,876
	Shandong Publishing & Media Co. Ltd., Class A	123,900	139,834
	Shandong Sun Paper Industry JSC Ltd., Class A	265,450	451,179
	Shandong Weifang Rainbow Chemical Co. Ltd., Class A	9,000	84,957
	Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,326,400	2,159,345
	Shanghai Bairun Investment Holding Group Co. Ltd., Class A	34,836	125,387
	Shanghai Baosight Software Co. Ltd., Class A	74,599	434,993
	Shanghai Construction Group Co. Ltd., Class A	770,676	277,120
*	Shanghai Electric Group Co. Ltd., Class H	2,990,000	630,322
	Shanghai Electric Power Co. Ltd., Class A	119,200	142,382
	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	411,000	948,362
*	Shanghai International Airport Co. Ltd., Class A	31,700	161,262
	Shanghai International Port Group Co. Ltd., Class A	38,400	26,245
	Shanghai Jinjiang International Hotels Co. Ltd., Class A	52,200	234,365
	Shanghai Lingang Holdings Corp. Ltd., Class A	144,260	211,577
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	103,420	129,370
	Shanghai M&G Stationery, Inc., Class A	45,969	243,540
	Shanghai Moons’ Electric Co. Ltd., Class A	13,000	117,169
	Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,000,000	1,454,800
	Shanghai Pudong Development Bank Co. Ltd., Class A	882,471	822,766
	Shanghai Putailai New Energy Technology Co. Ltd., Class A	75,256	257,428
	Shanghai RAAS Blood Products Co. Ltd., Class A	400,600	382,544
	Shanghai Rural Commercial Bank Co. Ltd., Class A	294,300	239,756
	Shanghai Stonehill Technology Co. Ltd., Class A	405,200	155,231
	Shanghai Tunnel Engineering Co. Ltd., Class A	354,700	273,016
	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	282,159	250,650
	Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	111,800	366,756
	Shanxi Coking Coal Energy Group Co. Ltd., Class A	631,030	746,346
	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	332,530	865,076
*	Shanxi Meijin Energy Co. Ltd., Class A	464,717	445,568

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Shanxi Securities Co. Ltd., Class A	216,280	$166,118
	Shanxi Taigang Stainless Steel Co. Ltd., Class A	538,600	287,902
	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	55,507	1,874,779
	Shede Spirits Co. Ltd., Class A	13,900	218,851
	Shenghe Resources Holding Co. Ltd., Class A	162,900	238,144
	Shengyi Technology Co. Ltd., Class A	162,200	390,005
	Shennan Circuits Co. Ltd., Class A	31,982	304,232
Ω	Shenwan Hongyuan Group Co. Ltd., Class H	1,400,000	259,792
	Shenzhen Capchem Technology Co. Ltd., Class A	42,140	254,281
	Shenzhen Dynanonic Co. Ltd., Class A	9,044	97,268
	Shenzhen Energy Group Co. Ltd., Class A	235,019	198,480
	Shenzhen Envicool Technology Co. Ltd., Class A	17,500	61,361
	Shenzhen Fastprint Circuit Tech Co. Ltd., Class A	104,800	211,811
	Shenzhen Gas Corp. Ltd., Class A	150,500	139,569
	Shenzhen Inovance Technology Co. Ltd., Class A	40,500	334,773
	Shenzhen Kaifa Technology Co. Ltd., Class A	86,300	202,998
	Shenzhen Kangtai Biological Products Co. Ltd., Class A	41,240	170,996
	Shenzhen Kedali Industry Co. Ltd., Class A	17,166	213,205
	Shenzhen Kinwong Electronic Co. Ltd., Class A	84,764	256,427
	Shenzhen Kstar Science & Technology Co. Ltd., Class A	50,700	180,837
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	49,673	1,941,462
	Shenzhen MTC Co. Ltd., Class A	411,800	301,766
	Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	21,800	203,058
*	Shenzhen Overseas Chinese Town Co. Ltd., Class A	566,280	279,849
	Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	35,500	158,029
	Shenzhen SC New Energy Technology Corp., Class A	12,566	125,422
	Shenzhen SED Industry Co. Ltd., Class A	30,800	80,690
	Shenzhen Senior Technology Material Co. Ltd., Class A	25,101	52,728
	Shenzhen Sunlord Electronics Co. Ltd., Class A	59,300	236,684
	Shenzhen Sunway Communication Co. Ltd., Class A	68,700	246,102
	Shenzhen Transsion Holdings Co. Ltd., Class A	26,512	487,197
	Shenzhen YUTO Packaging Technology Co. Ltd., Class A	102,671	368,557
	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	360,714	232,673
	Shenzhou International Group Holdings Ltd.	604,600	5,938,665
	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	153,056	464,962
*	Siasun Robot & Automation Co. Ltd., Class A	65,000	99,836
	Sichuan Chuantou Energy Co. Ltd., Class A	149,500	300,621
	Sichuan Hebang Biotechnology Co. Ltd., Class A	1,111,800	361,840
	Sichuan Kelun Pharmaceutical Co. Ltd., Class A	129,301	485,660
*	Sichuan New Energy Power Co. Ltd., Class A	41,100	65,842
	Sichuan Road & Bridge Group Co. Ltd., Class A	370,440	390,398
	Sichuan Swellfun Co. Ltd., Class A	23,700	198,058
	Sichuan Yahua Industrial Group Co. Ltd., Class A	69,300	133,471
	Sieyuan Electric Co. Ltd., Class A	49,100	330,920
	Sino Biopharmaceutical Ltd.	16,293,500	6,329,682
	Sinoma International Engineering Co., Class A	254,900	343,716
	Sinoma Science & Technology Co. Ltd., Class A	190,294	449,861
	Sinomine Resource Group Co. Ltd., Class A	67,100	343,032
	Sinopharm Group Co. Ltd., Class H	2,432,000	5,815,598
	Sinosoft Co. Ltd., Class A	37,280	156,017
	Sinotruk Jinan Truck Co. Ltd., Class A	65,600	132,226
*	Skshu Paint Co. Ltd., Class A	16,707	135,992
#Ω	Smoore International Holdings Ltd.	1,053,000	811,503
	Songcheng Performance Development Co. Ltd., Class A	85,200	127,941
	Sonoscape Medical Corp., Class A	15,300	100,881
	SooChow Securities Co. Ltd., Class A	334,850	367,147
	Southwest Securities Co. Ltd., Class A	707,636	396,619
	SPIC Industry-Finance Holdings Co. Ltd., Class A	71,500	40,673
	StarPower Semiconductor Ltd., Class A	4,300	101,220

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	State Grid Information & Communication Co. Ltd., Class A	75,800	$142,987
*	STO Express Co. Ltd., Class A	94,000	122,863
	Sungrow Power Supply Co. Ltd., Class A	46,800	539,307
	Sunny Optical Technology Group Co. Ltd.	837,800	7,019,027
	Sunresin New Materials Co. Ltd., Class A	21,875	162,560
	Sunwoda Electronic Co. Ltd., Class A	101,700	223,991
	Suofeiya Home Collection Co. Ltd., Class A	27,570	67,850
	SUPCON Technology Co. Ltd., Class A	7,794	46,505
	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	152,400	390,285
	Suzhou Maxwell Technologies Co. Ltd., Class A	7,461	123,192
	Suzhou TFC Optical Communication Co. Ltd., Class A	16,000	156,444
	Taiji Computer Corp. Ltd., Class A	28,500	111,742
*	Talkweb Information System Co. Ltd., Class A	44,100	102,189
	Tangshan Jidong Cement Co. Ltd., Class A	321,700	314,518
	TangShan Port Group Co. Ltd., Class A	531,500	258,711
	TBEA Co. Ltd., Class A	282,620	540,865
*	TCL Technology Group Corp., Class A	645,098	346,874
	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	179,250	452,541
	Tencent Holdings Ltd.	3,804,300	140,792,312
*	Tencent Music Entertainment Group, ADR	730,433	5,302,944
	Thunder Software Technology Co. Ltd., Class A	13,300	127,791
	Tian Di Science & Technology Co. Ltd., Class A	466,820	329,210
	Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	56,300	204,820
	Tianjin Pharmaceutical Da Re Tang Group Corp. Ltd., Class A	46,100	188,062
*	Tianma Microelectronics Co. Ltd., Class A	161,455	216,310
	Tianshan Aluminum Group Co. Ltd., Class A	424,700	376,153
	Tianshui Huatian Technology Co. Ltd., Class A	233,700	285,416
	Tingyi Cayman Islands Holding Corp.	2,448,000	3,249,260
*	Titan Wind Energy Suzhou Co. Ltd., Class A	142,000	258,984
	TongFu Microelectronics Co. Ltd., Class A	167,000	468,870
*	Tongkun Group Co. Ltd., Class A	157,809	311,715
	Tongling Nonferrous Metals Group Co. Ltd., Class A	1,010,500	429,199
	Tongwei Co. Ltd., Class A	228,800	854,633
*	Topchoice Medical Corp., Class A	13,300	162,965
	TravelSky Technology Ltd., Class H	183,000	289,091
	Trina Solar Co. Ltd., Class A	72,422	295,717
*	Trip.com Group Ltd., ADR	329,607	11,206,638
*	Trip.com Group Ltd.	99,700	3,397,937
	Tsingtao Brewery Co. Ltd., Class H	574,000	4,352,944
*	Unigroup Guoxin Microelectronics Co. Ltd., Class A	37,799	389,702
*	Unisplendour Corp. Ltd., Class A	98,960	265,533
	Universal Scientific Industrial Shanghai Co. Ltd., Class A	110,389	219,251
	Valiant Co. Ltd., Class A	56,000	131,493
	Victory Giant Technology Huizhou Co. Ltd., Class A	61,300	170,584
*	Vipshop Holdings Ltd., ADR	534,579	7,623,097
	Walvax Biotechnology Co. Ltd., Class A	54,200	172,541
	Wangsu Science & Technology Co. Ltd., Class A	165,500	158,726
	Wanhua Chemical Group Co. Ltd., Class A	185,000	2,244,062
	Want Want China Holdings Ltd.	6,370,000	3,958,060
	Wanxiang Qianchao Co. Ltd., Class A	217,200	153,562
	Weichai Power Co. Ltd., Class H	2,380,800	3,563,631
	Weihai Guangwei Composites Co. Ltd., Class A	71,426	250,151
	Wens Foodstuffs Group Co. Ltd., Class A	344,480	884,700
	Western Securities Co. Ltd., Class A	238,600	217,181
	Western Superconducting Technologies Co. Ltd., Class A	29,292	183,664
	Wharf Holdings Ltd.	923,000	2,342,063
	Will Semiconductor Co. Ltd. Shanghai, Class A	27,921	421,255
*	Wingtech Technology Co. Ltd., Class A	85,948	585,023
	Winner Medical Co. Ltd., Class A	39,997	219,661

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Wolong Electric Group Co. Ltd., Class A	143,200	$219,872
	Wuchan Zhongda Group Co. Ltd., Class A	615,250	384,403
	Wuhan DR Laser Technology Corp. Ltd., Class A	11,416	102,831
	Wuhan Guide Infrared Co. Ltd., Class A	138,893	150,457
	Wuhan Jingce Electronic Group Co. Ltd., Class A	9,800	115,341
	Wuhu Token Science Co. Ltd., Class A	57,430	50,724
	Wuliangye Yibin Co. Ltd., Class A	174,006	3,709,187
	WUS Printed Circuit Kunshan Co. Ltd., Class A	159,200	426,299
# Ω	WuXi AppTec Co. Ltd., Class H	189,760	2,280,259
	Wuxi Autowell Technology Co. Ltd., Class A	10,020	187,188
*Ω	Wuxi Biologics Cayman, Inc.	1,311,500	8,154,564
	Wuxi Lead Intelligent Equipment Co. Ltd., Class A	62,000	237,698
	XCMG Construction Machinery Co. Ltd., Class A	472,203	369,820
	Xiamen C & D, Inc., Class A	197,100	263,368
	Xiamen Faratronic Co. Ltd., Class A	12,100	165,111
	Xiamen ITG Group Corp. Ltd., Class A	163,430	153,503
	Xiamen Tungsten Co. Ltd., Class A	157,480	364,961
	Xiamen Xiangyu Co. Ltd., Class A	213,900	187,498
	Xi’an Triangle Defense Co. Ltd., Class A	14,584	57,236
	Xiangcai Co. Ltd., Class A	98,400	109,500
* Ω	Xiaomi Corp., Class B	10,152,800	18,204,201
*	Xinfengming Group Co. Ltd., Class A	153,500	264,332
	Xinjiang Tianshan Cement Co. Ltd., Class A	90,800	88,478
	Xinjiang Zhongtai Chemical Co. Ltd., Class A	191,600	175,379
	Xinxing Ductile Iron Pipes Co. Ltd., Class A	244,900	137,303
	Xinyi Solar Holdings Ltd.	7,595,103	4,469,786
*	XPeng, Inc., Class A	622,400	4,522,841
	Xuji Electric Co. Ltd., Class A	90,600	212,892
Ω	Yadea Group Holdings Ltd.	1,260,000	2,299,951
	Yangling Metron New Material, Inc., Class A	56,940	310,553
	Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	52,200	271,025
	Yankuang Energy Group Co. Ltd., Class H	3,571,000	6,201,961
	Yantai Changyu Pioneer Wine Co. Ltd., Class A	8,400	31,645
	Yantai Jereh Oilfield Services Group Co. Ltd., Class A	97,155	379,877
	Yealink Network Technology Corp. Ltd., Class A	63,476	289,585
*	Yifan Pharmaceutical Co. Ltd., Class A	92,800	175,260
	Yifeng Pharmacy Chain Co. Ltd., Class A	55,167	247,122
	Yintai Gold Co. Ltd., Class A	195,817	362,276
	YongXing Special Materials Technology Co. Ltd., Class A	44,870	306,875
	Yonyou Network Technology Co. Ltd., Class A	83,500	187,020
	Youngor Group Co. Ltd., Class A	340,604	314,312
	YTO Express Group Co. Ltd., Class A	347,700	645,670
*	Yuan Longping High-tech Agriculture Co. Ltd., Class A	80,100	180,512
	Yum China Holdings, Inc.	281,932	14,811,744
	Yunda Holding Co. Ltd., Class A	358,790	447,190
	Yunnan Aluminium Co. Ltd., Class A	373,200	709,416
	Yunnan Baiyao Group Co. Ltd., Class A	54,740	380,344
	Yunnan Copper Co. Ltd., Class A	308,200	464,698
	Yunnan Energy New Material Co. Ltd., Class A	36,162	331,909
	Yunnan Tin Co. Ltd., Class A	202,000	390,193
	Zangge Mining Co. Ltd., Class A	103,900	317,968
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	25,050	857,226
	Zhefu Holding Group Co. Ltd., Class A	607,423	307,171
*	Zhejiang Century Huatong Group Co. Ltd., Class A	458,400	367,641
	Zhejiang Cfmoto Power Co. Ltd., Class A	5,600	76,182
	Zhejiang China Commodities City Group Co. Ltd., Class A	325,179	345,974
	Zhejiang Chint Electrics Co. Ltd., Class A	144,821	457,601
	Zhejiang Dahua Technology Co. Ltd., Class A	109,713	306,239
	Zhejiang Dingli Machinery Co. Ltd., Class A	28,370	211,271

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Zhejiang Hailiang Co. Ltd., Class A	143,800	$212,169
	Zhejiang HangKe Technology, Inc. Co., Class A	6,731	22,610
	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	200,640	443,629
	Zhejiang Huayou Cobalt Co. Ltd., Class A	72,211	363,425
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	54,000	321,119
*	Zhejiang Jinke Tom Culture Industry Co. Ltd., Class A	65,300	41,246
	Zhejiang JIULI Hi-tech Metals Co. Ltd., Class A	80,500	223,436
	Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	71,600	290,967
	Zhejiang Juhua Co. Ltd., Class A	174,900	362,089
	Zhejiang NHU Co. Ltd., Class A	300,188	663,734
	Zhejiang Semir Garment Co. Ltd., Class A	245,100	204,485
	Zhejiang Supor Co. Ltd., Class A	38,403	263,327
	Zhejiang Weiming Environment Protection Co. Ltd., Class A	187,803	460,640
	Zhejiang Weixing New Building Materials Co. Ltd., Class A	62,534	140,949
	Zheshang Securities Co. Ltd., Class A	270,063	371,932
	Zhongji Innolight Co. Ltd., Class A	20,527	247,285
	Zhongjin Gold Corp. Ltd., Class A	428,700	637,320
	Zhongsheng Group Holdings Ltd.	1,386,000	3,200,683
	Zhuzhou CRRC Times Electric Co. Ltd., Class H	542,300	1,750,201
	Zhuzhou Kibing Group Co. Ltd., Class A	272,501	297,261
	Zijin Mining Group Co. Ltd., Class H	5,099,000	7,887,698
	Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	1,785,800	928,403
	ZTE Corp., Class H	535,885	1,190,874
	ZTO Express Cayman, Inc., ADR	260,448	6,138,759
	ZTO Express Cayman, Inc.	10,600	248,279

TOTAL CHINA			1,132,191,971

COLOMBIA — (0.1%)
	BAC Holding International Corp.	1,290,635	65,222
	Banco de Bogota SA	3,890	23,533
	Bancolombia SA, Sponsored ADR	62,399	1,583,687
	Bancolombia SA	109,898	783,651
	Ecopetrol SA	1,352,199	796,010
	Grupo Argos SA	220,329	477,486
	Grupo Energia Bogota SA ESP	372,477	150,674
	Grupo Nutresa SA	1,014	12,012
	Interconexion Electrica SA ESP	157,003	553,096

TOTAL COLOMBIA			4,445,371

CZECH REPUBLIC — (0.2%)
	CEZ AS	106,811	4,572,212
	Komercni Banka AS	71,546	2,096,909
Ω	Moneta Money Bank AS	450,001	1,739,782
	Philip Morris CR AS	45	30,982

TOTAL CZECH REPUBLIC			8,439,885

EGYPT — (0.0%)
	Commercial International Bank Egypt SAE, GDR	1,466,327	1,668,825

GREECE — (0.5%)
*	Alpha Services & Holdings SA	2,202,659	3,297,232
*	Eurobank Ergasias Services & Holdings SA, Class A	1,471,096	2,404,542
* ††	FF Group	12,618	0
	Hellenic Telecommunications Organization SA	136,397	1,911,793
	Helleniq Energy Holdings SA	91,718	673,412
	JUMBO SA	96,587	2,541,258
	Motor Oil Hellas Corinth Refineries SA	102,332	2,437,301
	Mytilineos SA	67,692	2,507,610

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
GREECE — (Continued)
*	National Bank of Greece SA	286,179	$1,639,047
	OPAP SA	113,020	1,914,365
*	Piraeus Financial Holdings SA	506,375	1,500,969
*	Public Power Corp. SA	82,491	841,990
	Terna Energy SA	39,019	585,512

TOTAL GREECE			22,255,031

HONG KONG — (0.0%)
* ††	China Common Rich Renewable Energy Investments Ltd.	5,416,000	0

HUNGARY — (0.3%)
	MOL Hungarian Oil & Gas PLC	832,401	6,626,015
	OTP Bank Nyrt	113,855	4,237,683
	Richter Gedeon Nyrt	95,766	2,245,987

TOTAL HUNGARY			13,109,685

INDIA — (16.9%)
	3M India Ltd.	310	111,111
	Aarti Industries Ltd.	93,252	508,536
*	Aarti Pharmalabs Ltd.	45,595	211,280
	ABB India Ltd.	22,884	1,129,668
	ACC Ltd.	72,319	1,639,078
*	Adani Energy Solutions Ltd.	70,670	651,387
	Adani Enterprises Ltd.	47,602	1,313,944
*	Adani Green Energy Ltd.	67,313	733,630
	Adani Ports & Special Economic Zone Ltd.	377,815	3,563,106
*	Adani Power Ltd.	716,345	3,138,580
	Adani Total Gas Ltd.	76,045	514,358
*	Aditya Birla Capital Ltd.	775,396	1,605,021
	AIA Engineering Ltd.	13,588	575,325
	Alkem Laboratories Ltd.	17,972	803,340
	Ambuja Cements Ltd.	409,686	2,087,883
	APL Apollo Tubes Ltd.	124,718	2,350,589
	Apollo Hospitals Enterprise Ltd.	68,554	3,987,687
	Ashok Leyland Ltd.	1,758,099	3,545,688
	Asian Paints Ltd.	220,693	7,958,389
	Astral Ltd.	135,420	3,013,993
Ω	AU Small Finance Bank Ltd.	165,427	1,330,882
	Aurobindo Pharma Ltd.	292,903	2,986,758
*Ω	Avenue Supermarts Ltd.	53,575	2,338,587
	Axis Bank Ltd.	1,479,255	17,430,034
	Bajaj Auto Ltd.	56,952	3,637,082
	Bajaj Finance Ltd.	139,763	12,585,919
	Bajaj Finserv Ltd.	159,010	2,996,331
	Bajaj Holdings & Investment Ltd.	35,975	2,985,868
	Balkrishna Industries Ltd.	110,491	3,389,753
Ω	Bandhan Bank Ltd.	623,151	1,604,224
	Bank of Baroda	970,898	2,286,964
	Bank of India	261,403	300,466
	Berger Paints India Ltd.	254,104	1,704,199
	Bharat Electronics Ltd.	4,884,542	7,840,168
	Bharat Forge Ltd.	273,929	3,368,885
	Bharat Heavy Electricals Ltd.	741,462	1,076,124
	Bharat Petroleum Corp. Ltd.	386,563	1,623,083
	Bharti Airtel Ltd.	1,469,776	16,135,794
	Biocon Ltd.	51,310	135,560
	Bosch Ltd.	4,746	1,111,958
	Britannia Industries Ltd.	54,714	2,911,547

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Canara Bank	404,587	$1,865,064
	CG Power & Industrial Solutions Ltd.	580,808	2,713,703
	Cholamandalam Investment & Finance Co. Ltd.	318,003	4,359,116
	Cipla Ltd.	490,971	7,095,689
	Coal India Ltd.	649,232	2,448,728
	Colgate-Palmolive India Ltd.	122,914	3,119,512
	Container Corp. of India Ltd.	293,158	2,424,336
	Coromandel International Ltd.	60,562	758,682
	Cummins India Ltd.	81,546	1,646,890
	Dabur India Ltd.	338,762	2,151,619
	Dalmia Bharat Ltd.	53,653	1,356,803
	Deepak Nitrite Ltd.	86,786	2,073,143
	Divi’s Laboratories Ltd.	77,321	3,152,870
	DLF Ltd.	478,113	3,233,177
	Dr Reddy’s Laboratories Ltd., ADR	102,286	6,661,887
	Dr Reddy’s Laboratories Ltd.	33,811	2,180,873
	Eicher Motors Ltd.	83,146	3,291,201
	Escorts Kubota Ltd.	9,138	344,719
	Federal Bank Ltd.	291,748	492,907
*	FSN E-Commerce Ventures Ltd.	44,049	73,764
	GAIL India Ltd.	2,185,978	3,147,864
	GAIL India Ltd., GDR	137,335	1,200,601
	GlaxoSmithKline Pharmaceuticals Ltd.	24,111	412,356
*	GMR Airports Infrastructure Ltd.	761,651	499,753
*	Godrej Consumer Products Ltd.	200,135	2,387,139
*	Godrej Properties Ltd.	98,262	1,962,276
	Grasim Industries Ltd.	235,894	5,352,223
	Gujarat Fluorochemicals Ltd.	15,556	517,936
	Gujarat Gas Ltd.	39,922	196,678
	Havells India Ltd.	123,761	1,857,134
	HCL Technologies Ltd.	630,703	9,670,198
Ω	HDFC Asset Management Co. Ltd.	65,319	2,150,255
	HDFC Bank Ltd.	1,841,080	32,635,910
Ω	HDFC Life Insurance Co. Ltd.	302,310	2,255,021
	Hero MotoCorp Ltd.	161,029	5,982,750
	Hindalco Industries Ltd.	1,519,706	8,398,439
	Hindustan Aeronautics Ltd.	147,012	3,220,762
*	Hindustan Petroleum Corp. Ltd.	547,972	1,630,924
	Hindustan Unilever Ltd.	440,646	13,150,373
	Honeywell Automation India Ltd.	641	276,914
	ICICI Bank Ltd., Sponsored ADR	649,989	14,423,245
	ICICI Bank Ltd.	1,390,129	15,309,796
Ω	ICICI Lombard General Insurance Co. Ltd.	167,253	2,771,162
Ω	ICICI Prudential Life Insurance Co. Ltd.	181,663	1,150,939
*	IDFC First Bank Ltd.	3,319,317	3,302,566
	Indian Bank	148,926	749,756
	Indian Hotels Co. Ltd.	537,609	2,479,327
	Indian Oil Corp. Ltd.	1,227,595	1,326,834
*	Indian Overseas Bank	329,626	156,113
	Indian Railway Catering & Tourism Corp. Ltd.	293,699	2,348,935
Ω	Indian Railway Finance Corp. Ltd.	1,324,087	1,155,447
	Indraprastha Gas Ltd.	248,390	1,141,145
*	Indus Towers Ltd.	1,229,664	2,552,012
	IndusInd Bank Ltd.	321,664	5,571,194
	Info Edge India Ltd.	58,077	2,861,123
	Infosys Ltd., Sponsored ADR	429,715	7,055,920
	Infosys Ltd.	1,779,532	29,305,332
*Ω	InterGlobe Aviation Ltd.	44,987	1,330,284
	ITC Ltd.	1,903,270	9,798,305

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Jindal Steel & Power Ltd.	650,292	$4,951,430
*	Jio Financial Services Ltd.	1,374,995	3,602,686
	JSW Energy Ltd.	465,178	2,152,198
	JSW Steel Ltd.	780,793	6,901,480
	Jubilant Foodworks Ltd.	480,298	2,881,055
	Kansai Nerolac Paints Ltd.	136,203	515,323
	Kotak Mahindra Bank Ltd.	438,632	9,151,592
	KPIT Technologies Ltd.	11,527	169,666
	L&T Finance Holdings Ltd.	132,741	211,759
Ω	L&T Technology Services Ltd.	25,917	1,302,658
	Larsen & Toubro Ltd.	312,497	10,974,332
	Linde India Ltd.	5,792	416,237
Ω	LTIMindtree Ltd.	54,077	3,291,764
	Lupin Ltd.	226,834	3,066,749
	Mahindra & Mahindra Financial Services Ltd.	463,694	1,369,445
	Mahindra & Mahindra Ltd.	967,659	17,021,272
	Marico Ltd.	535,354	3,440,409
	Maruti Suzuki India Ltd.	41,842	5,223,931
*	Max Financial Services Ltd.	54,912	601,365
	Max Healthcare Institute Ltd.	462,071	3,181,058
	Motherson Sumi Wiring India Ltd.	1,855,705	1,337,988
	Mphasis Ltd.	110,209	2,811,811
	MRF Ltd.	2,139	2,788,264
	Muthoot Finance Ltd.	242,710	3,811,251
	Nestle India Ltd.	20,232	5,895,663
	NHPC Ltd.	1,368,368	830,930
	NMDC Ltd.	1,435,468	2,659,459
*††	NMDC Steel Ltd.	1,251,805	604,812
	NTPC Ltd.	1,678,002	4,763,108
	Oberoi Realty Ltd.	101,713	1,387,962
	Oil & Natural Gas Corp. Ltd.	1,039,190	2,322,779
	One 97 Communications Ltd.	115,063	1,267,602
	Oracle Financial Services Software Ltd.	32,810	1,526,649
	Page Industries Ltd.	7,482	3,389,430
	Patanjali Foods Ltd.	1,453	23,965
	Persistent Systems Ltd.	53,578	3,961,929
	Petronet LNG Ltd.	1,564,099	3,737,812
	Phoenix Mills Ltd.	1,031	22,552
	PI Industries Ltd.	68,216	2,779,295
	Pidilite Industries Ltd.	83,120	2,456,114
*	Piramal Pharma Ltd.	467,098	583,384
	Polycab India Ltd.	38,883	2,295,408
	Poonawalla Fincorp Ltd.	66,198	280,516
	Power Finance Corp. Ltd.	1,781,182	5,282,445
	Power Grid Corp. of India Ltd.	1,905,294	4,616,009
	Procter & Gamble Hygiene & Health Care Ltd.	10,172	2,138,399
	Punjab National Bank	1,858,882	1,628,230
	REC Ltd.	1,954,705	6,761,140
	Reliance Industries Ltd.	1,374,995	37,827,485
	Samvardhana Motherson International Ltd.	3,661,067	4,043,381
	SBI Cards & Payment Services Ltd.	189,655	1,707,310
Ω	SBI Life Insurance Co. Ltd.	140,554	2,312,036
	Schaeffler India Ltd.	25,819	873,856
	Shree Cement Ltd.	5,296	1,637,317
	Shriram Finance Ltd.	254,074	5,750,298
	Siemens Ltd.	25,712	1,031,847
	Solar Industries India Ltd.	20,366	1,339,118
	SRF Ltd.	163,573	4,298,865
	State Bank of India	981,059	6,671,087

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	State Bank of India, GDR	3,115	$210,885
	Steel Authority of India Ltd.	1,548,994	1,561,669
	Sun Pharmaceutical Industries Ltd.	438,723	5,716,964
	Sundaram Finance Holdings Ltd.	40,687	60,980
	Sundaram Finance Ltd.	12,787	489,875
	Supreme Industries Ltd.	43,336	2,253,722
*	Suzlon Energy Ltd.	5,849,480	2,159,756
Ω	Syngene International Ltd.	22,323	182,332
	Tata Chemicals Ltd.	90,622	1,043,145
	Tata Communications Ltd.	108,655	2,166,645
	Tata Consultancy Services Ltd.	551,248	22,336,702
	Tata Consumer Products Ltd.	353,884	3,827,152
	Tata Elxsi Ltd.	32,921	3,024,645
	Tata Motors Ltd.	1,173,573	8,875,996
	Tata Power Co. Ltd.	816,496	2,349,151
	Tata Steel Ltd.	11,675,250	16,681,472
	Tech Mahindra Ltd.	623,287	8,493,107
	Thermax Ltd.	2,880	97,788
	Titan Co. Ltd.	188,444	7,233,995
	Torrent Pharmaceuticals Ltd.	137,581	3,191,228
	Torrent Power Ltd.	1,947	17,007
	Trent Ltd.	137,527	3,568,557
	Tube Investments of India Ltd.	94,287	3,571,728
	TVS Motor Co. Ltd.	167,179	3,197,096
	UltraTech Cement Ltd.	56,447	5,724,700
	Union Bank of India Ltd.	1,384,575	1,684,624
	United Breweries Ltd.	45,973	893,215
*	United Spirits Ltd.	236,027	2,922,207
	UNO Minda Ltd.	106,245	749,441
	UPL Ltd.	1,025,813	6,661,788
	Varun Beverages Ltd.	313,667	3,447,733
	Vedanta Ltd.	1,321,724	3,439,558
*	Vodafone Idea Ltd.	4,069,487	579,341
	Voltas Ltd.	106,939	1,074,194
	Wipro Ltd.	1,126,310	5,185,474
*	Yes Bank Ltd.	8,582,206	1,649,985
*	Zomato Ltd.	3,519,490	4,436,712
	Zydus Lifesciences Ltd.	252,848	1,749,423

TOTAL INDIA			744,756,310

INDONESIA — (2.0%)
	Adaro Energy Indonesia Tbk. PT	27,812,400	4,487,507
	Aneka Tambang Tbk. PT	8,145,300	872,715
	Astra International Tbk. PT	19,692,910	7,163,878
	Bank Central Asia Tbk. PT	28,212,600	15,542,902
*	Bank Jago Tbk. PT	1,256,300	124,735
	Bank Mandiri Persero Tbk. PT	22,586,068	8,068,919
	Bank Negara Indonesia Persero Tbk. PT	11,805,444	3,562,725
	Bank Rakyat Indonesia Persero Tbk. PT	31,428,776	9,827,272
	Bank Syariah Indonesia Tbk. PT	10,831,923	1,023,447
	Barito Pacific Tbk. PT	12,994,656	920,849
	Bukit Asam Tbk. PT	6,632,200	1,035,273
*	Bumi Resources Tbk. PT	83,621,200	595,014
*	Capital Financial Indonesia Tbk. PT	5,193,000	181,281
*	Charoen Pokphand Indonesia Tbk. PT	4,731,200	1,727,780
	Dayamitra Telekomunikasi PT	2,347,400	91,575
	Elang Mahkota Teknologi Tbk. PT	4,000,100	126,030
*	GoTo Gojek Tokopedia Tbk. PT	10,149,900	38,400
	Gudang Garam Tbk. PT	458,300	671,729

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDONESIA — (Continued)
	Indah Kiat Pulp & Paper Tbk. PT	3,417,500	$2,065,545
	Indo Tambangraya Megah Tbk. PT	632,000	1,055,591
	Indocement Tunggal Prakarsa Tbk. PT	1,423,200	831,382
	Indofood CBP Sukses Makmur Tbk. PT	1,193,300	777,760
	Indofood Sukses Makmur Tbk. PT	5,697,800	2,385,404
	Indosat Tbk. PT	1,204,300	716,750
	Kalbe Farma Tbk. PT	11,571,700	1,230,703
	Mayora Indah Tbk. PT	3,692,025	662,826
	Medco Energi Internasional Tbk. PT	7,030,800	565,242
*	Merdeka Copper Gold Tbk. PT	5,723,395	802,739
	Mitra Keluarga Karyasehat Tbk. PT	4,953,600	854,158
*	MNC Digital Entertainment Tbk. PT	387,300	73,441
	Perusahaan Gas Negara Tbk. PT	2,712,100	214,428
	Sarana Menara Nusantara Tbk. PT	23,708,700	1,329,684
	Semen Indonesia Persero Tbk. PT	4,306,129	1,654,642
	Sinar Mas Agro Resources & Technology Tbk. PT	944,300	254,401
	Sumber Alfaria Trijaya Tbk. PT	10,728,700	1,952,588
	Telkom Indonesia Persero Tbk. PT	22,978,700	5,037,292
	Tower Bersama Infrastructure Tbk. PT	5,424,400	706,715
	Transcoal Pacific Tbk. PT	973,200	534,284
	Unilever Indonesia Tbk. PT	4,594,500	1,047,585
	United Tractors Tbk. PT	2,925,996	4,630,412
	Vale Indonesia Tbk. PT	2,721,600	848,186
	XL Axiata Tbk. PT	3,617,939	517,169

TOTAL INDONESIA			86,810,958

KUWAIT — (0.4%)
*	Agility Public Warehousing Co. KSC	964,285	1,639,082
	Al Ahli Bank of Kuwait KSCP	47,078	32,557
	Boubyan Bank KSCP	533,805	1,010,857
	Burgan Bank SAK	347,135	182,850
	Gulf Bank KSCP	1,367,669	1,047,463
	Kuwait Finance House KSCP	2,989,291	6,607,449
	Kuwait Telecommunications Co.	264,640	453,253
	Mabanee Co. KPSC	308,354	822,078
	Mobile Telecommunications Co. KSCP	880,533	1,368,675
	National Bank of Kuwait SAKP	1,836,165	5,203,803
	National Industries Group Holding SAK	55,839	32,119
	Warba Bank KSCP	553,754	307,790

TOTAL KUWAIT			18,707,976

MALAYSIA — (1.6%)
	Alliance Bank Malaysia Bhd.	754,000	542,995
#	AMMB Holdings Bhd.	2,141,259	1,717,809
	Axiata Group Bhd.	2,927,932	1,339,646
	Bank Islam Malaysia Bhd.	152,155	68,690
	Batu Kawan Bhd.	124,700	536,215
	Bursa Malaysia Bhd.	349,100	497,545
#	Carlsberg Brewery Malaysia Bhd., Class B	149,300	623,466
	CELCOMDIGI Bhd.	1,985,320	1,762,885
	CIMB Group Holdings Bhd.	3,067,470	3,675,126
	D&O Green Technologies Bhd.	354,500	243,993
#	Dialog Group Bhd.	2,206,018	995,335
	FGV Holdings Bhd.	168,700	46,355
#	Fraser & Neave Holdings Bhd.	137,200	751,584
#	Gamuda Bhd.	2,136,513	2,081,508
	Genting Bhd.	1,808,100	1,529,984
#	Genting Malaysia Bhd.	2,150,900	1,092,995

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
	Genting Plantations Bhd.	150,600	$171,281
#*	Greatech Technology Bhd.	187,500	182,119
#	HAP Seng Consolidated Bhd.	696,400	717,842
	Hartalega Holdings Bhd.	1,492,400	648,415
#	Heineken Malaysia Bhd.	143,700	719,172
#	Hong Leong Bank Bhd.	259,166	1,055,271
#	Hong Leong Financial Group Bhd.	243,883	898,601
#	IHH Healthcare Bhd.	712,300	896,639
	IJM Corp. Bhd.	2,122,200	846,716
#	Inari Amertron Bhd.	2,740,900	1,643,327
#	IOI Corp. Bhd.	1,534,905	1,266,435
	IOI Properties Group Bhd.	1,450,429	563,251
	Kuala Lumpur Kepong Bhd.	392,146	1,810,205
	Malayan Banking Bhd.	2,464,719	4,667,084
#	Malaysia Airports Holdings Bhd.	657,450	1,020,039
	Malaysian Pacific Industries Bhd.	69,400	375,134
	Maxis Bhd.	1,355,100	1,126,750
	MISC Bhd.	629,598	958,485
#Ω	MR DIY Group M Bhd.	1,331,750	413,753
	My EG Services Bhd.	5,511,168	902,610
#	Nestle Malaysia Bhd.	43,200	1,122,686
#	Petronas Chemicals Group Bhd.	1,465,800	2,260,271
	Petronas Dagangan Bhd.	172,900	829,437
	Petronas Gas Bhd.	360,800	1,302,665
*	PMB Technology Bhd.	8,800	5,637
	PPB Group Bhd.	495,880	1,580,047
#	Press Metal Aluminium Holdings Bhd.	1,958,700	2,024,661
	Public Bank Bhd.	8,022,870	7,007,188
	QL Resources Bhd.	818,185	949,587
	RHB Bank Bhd.	1,699,417	1,990,531
	Scientex Bhd.	290,600	222,522
	Sime Darby Bhd.	3,545,261	1,703,914
#	Sime Darby Plantation Bhd.	1,349,221	1,229,990
#	Sunway Bhd.	1,590,282	617,458
	Telekom Malaysia Bhd.	517,329	550,710
#	Tenaga Nasional Bhd.	985,950	2,048,868
	TIME dotCom Bhd.	1,129,700	1,262,643
*	Top Glove Corp. Bhd.	5,149,500	783,852
#	United Plantations Bhd.	145,900	517,137
#	ViTrox Corp. Bhd.	269,200	388,405
	Westports Holdings Bhd.	629,300	443,660
#	Yinson Holdings Bhd.	1,595,740	820,621
	YTL Corp. Bhd.	3,170,712	972,631
#	YTL Power International Bhd.	1,223,900	542,413

TOTAL MALAYSIA			69,566,794

MEXICO — (2.4%)
	Alfa SAB de CV, Class A	3,153,021	1,958,724
	America Movil SAB de CV, Class B	16,845,136	13,930,943
	Arca Continental SAB de CV	296,905	2,664,224
#	Becle SAB de CV	386,428	683,735
*	Cemex SAB de CV	11,931,285	7,140,638
*	Cemex SAB de CV, Sponsored ADR	66,225	395,363
	Coca-Cola Femsa SAB de CV	384,690	2,924,489
*	Controladora AXTEL SAB de CV	3,493,876	44,572
	El Puerto de Liverpool SAB de CV, Class C1	195,263	994,131
	Fomento Economico Mexicano SAB de CV	808,793	9,144,399
	Gruma SAB de CV, Class B	230,560	4,015,777
	Grupo Aeroportuario del Pacifico SAB de CV, ADR	13,894	1,617,678

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
MEXICO — (Continued)
	Grupo Aeroportuario del Pacifico SAB de CV, Class B	239,840	$2,800,151
	Grupo Aeroportuario del Sureste SAB de CV, ADR	16,899	3,653,733
	Grupo Aeroportuario del Sureste SAB de CV, Class B	2,990	64,679
	Grupo Bimbo SAB de CV, Class A	745,854	3,027,433
	Grupo Carso SAB de CV	732,512	4,695,163
	Grupo Comercial Chedraui SA de CV	258,877	1,507,974
#	Grupo Elektra SAB de CV	30,365	1,938,550
	Grupo Financiero Banorte SAB de CV, Class O	1,486,046	12,038,217
*	Grupo Financiero Inbursa SAB de CV, Class O	1,905,344	3,932,434
	Grupo Mexico SAB de CV, Class B	2,030,191	8,430,884
# *	Industrias Penoles SAB de CV	178,764	1,977,916
	Kimberly-Clark de Mexico SAB de CV, Class A	1,754,900	3,216,035
	Orbia Advance Corp. SAB de CV	2,004,707	3,253,521
*	Organizacion Soriana SAB de CV, Class B	310,641	536,200
*	Sitios Latinoamerica SAB de CV	738,062	257,906
	Wal-Mart de Mexico SAB de CV	2,505,757	8,978,418

TOTAL MEXICO			105,823,887

PERU — (0.1%)
	Cementos Pacasmayo SAA, ADR	16,712	83,562
	Cia de Minas Buenaventura SAA, ADR	53,274	431,519
	Credicorp Ltd.	32,087	4,009,592

TOTAL PERU			4,524,673

PHILIPPINES — (0.7%)
	Aboitiz Equity Ventures, Inc.	786,220	634,740
	Aboitiz Power Corp.	1,003,100	636,096
	ACEN Corp.	4,622,179	432,563
	Alliance Global Group, Inc.	130,000	24,283
	Ayala Corp.	131,802	1,409,195
	Ayala Land, Inc.	2,952,618	1,452,839
	Bank of the Philippine Islands	1,531,782	2,715,792
	BDO Unibank, Inc.	1,864,754	4,197,511
*	Bloomberry Resorts Corp.	648,400	104,037
	DMCI Holdings, Inc.	2,464,500	398,498
	Emperador, Inc.	1,154,200	423,051
* ††	Fwbc Holdings, Inc.	2,006,957	0
	Globe Telecom, Inc.	32,897	1,021,219
	International Container Terminal Services, Inc.	610,640	2,163,512
	JG Summit Holdings, Inc.	2,332,219	1,512,769
	Jollibee Foods Corp.	316,390	1,143,685
	Manila Electric Co.	109,980	688,462
	Metropolitan Bank & Trust Co.	2,790,068	2,572,718
Ω	Monde Nissin Corp.	1,131,100	163,615
	PLDT, Inc.	68,405	1,461,682
	San Miguel Corp.	1,213,110	2,247,009
	San Miguel Food & Beverage, Inc.	85,800	77,041
	Semirara Mining & Power Corp.	563,300	288,238
	SM Investments Corp.	102,383	1,447,008
	SM Prime Holdings, Inc.	4,187,410	2,215,474
	Union Bank of the Philippines	132,857	139,349
	Universal Robina Corp.	573,030	1,104,706

TOTAL PHILIPPINES			30,675,092

POLAND — (1.1%)
*	Alior Bank SA	25,188	396,528
* Ω	Allegro.eu SA	152,856	1,096,479
	Asseco Poland SA	31,686	580,164

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
POLAND — (Continued)
#	Bank Handlowy w Warszawie SA	27,699	$567,542
*	Bank Millennium SA	323,762	563,338
	Bank Polska Kasa Opieki SA	160,266	4,870,031
	Budimex SA	12,588	1,409,144
	CD Projekt SA	53,315	1,331,099
*	Cyfrowy Polsat SA	282,531	880,916
*Ω	Dino Polska SA	30,321	2,873,076
*	ING Bank Slaski SA	23,288	1,209,374
	Inter Cars SA	4,323	585,406
	KGHM Polska Miedz SA	117,906	3,146,355
	KRUK SA	19,404	2,146,559
	LPP SA	671	2,161,600
*	mBank SA	12,608	1,558,643
	Orange Polska SA	653,211	1,211,637
	ORLEN SA	537,177	8,494,870
*	Pepco Group NV	112,921	457,682
*	PGE Polska Grupa Energetyczna SA	880,690	1,529,509
*	Powszechna Kasa Oszczednosci Bank Polski SA	380,602	3,942,566
	Powszechny Zaklad Ubezpieczen SA	327,857	3,709,989
*	Santander Bank Polska SA	16,706	1,814,433
*	Tauron Polska Energia SA	165,670	145,701

TOTAL POLAND			46,682,641

QATAR — (0.8%)
	Barwa Real Estate Co.	242,593	168,806
	Commercial Bank PSQC	1,961,650	2,763,149
	Industries Qatar QSC	491,115	1,649,825
	Masraf Al Rayan QSC	5,313,337	3,066,067
	Mesaieed Petrochemical Holding Co.	3,448,812	1,508,614
	Ooredoo QPSC	1,362,199	3,698,650
	Qatar Electricity & Water Co. QSC	382,308	1,737,030
	Qatar Fuel QSC	385,631	1,573,831
	Qatar Gas Transport Co. Ltd.	3,100,809	2,998,108
	Qatar International Islamic Bank QSC	796,197	2,024,266
	Qatar Islamic Bank SAQ	727,340	3,478,966
	Qatar National Bank QPSC	3,144,150	12,865,365
	Qatar Navigation QSC	79,171	196,290

TOTAL QATAR			37,728,967

RUSSIA — (0.0%)
* ††	Gazprom PJSC, Sponsored ADR	1,293,312	0
* ††	Lukoil PJSC, Sponsored ADR	128,002	0
* ††	Magnitogorsk Iron & Steel Works PJSC, GDR	172,148	0
* ††	MMC Norilsk Nickel PJSC, ADR	205,087	0
* ††	Mobile TeleSystems PJSC, ADR	294,338	0
* ††	Novatek PJSC, GDR	15,415	0
* ††	Novolipetsk Steel PJSC, GDR	60,064	0
* ††	PhosAgro PJSC	582	0
* ††	PhosAgro PJSC, GDR	90,265	0
* ††	Polyus PJSC, GDR	20,177	0
* ††	Rosneft Oil Co. PJSC, GDR	275,526	0
* ††	Rostelecom PJSC, Sponsored ADR	88,099	0
* ††	RusHydro PJSC, ADR	808,023	0
* ††	Sberbank of Russia PJSC, Sponsored ADR	948,237	0
* ††	Severstal PAO, GDR	67,875	0
* ††	Tatneft PJSC, Sponsored ADR	122,269	0
* ††	VTB Bank PJSC, GDR	1,705,908	0

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SAUDI ARABIA — (4.0%)
	Abdullah Al Othaim Markets Co.	358,570	$1,245,885
	ACWA Power Co.	33,160	2,007,585
	Advanced Petrochemical Co.	82,934	825,700
	Al Rajhi Bank	1,034,714	18,521,965
	Alinma Bank	792,555	6,955,958
	Almarai Co. JSC	141,581	2,109,622
	Arab National Bank	674,523	4,275,121
	Arabian Internet & Communications Services Co.	22,309	1,862,076
	Bank AlBilad	456,377	4,530,936
*	Bank Al-Jazira	473,561	2,066,433
	Banque Saudi Fransi	491,263	4,696,898
	Bupa Arabia for Cooperative Insurance Co.	68,848	3,909,223
	Co. for Cooperative Insurance	56,666	1,824,994
*	Dar Al Arkan Real Estate Development Co.	616,669	2,483,417
	Dr Sulaiman Al Habib Medical Services Group Co.	43,103	2,895,165
	Etihad Etisalat Co.	825,705	10,149,929
	Jarir Marketing Co.	724,740	2,797,146
	Mobile Telecommunications Co. Saudi Arabia	664,405	2,446,008
	Mouwasat Medical Services Co.	105,608	2,817,140
	Nahdi Medical Co.	22,012	832,278
*	Rabigh Refining & Petrochemical Co.	487,229	1,310,148
	Riyad Bank	1,187,499	8,409,042
	SABIC Agri-Nutrients Co.	150,784	5,383,449
	Sahara International Petrochemical Co.	551,325	4,748,790
*	Saudi Arabian Mining Co.	724,060	6,937,360
Ω	Saudi Arabian Oil Co.	1,399,216	12,431,128
	Saudi Awwal Bank	774,741	6,917,745
	Saudi Basic Industries Corp.	417,359	8,576,413
	Saudi Electricity Co.	366,509	1,740,090
	Saudi Industrial Investment Group	401,230	2,566,371
	Saudi Investment Bank	428,901	1,681,227
*	Saudi Kayan Petrochemical Co.	972,107	2,743,428
	Saudi National Bank	1,275,520	11,413,538
*	Saudi Research & Media Group	42,250	1,587,479
	Saudi Tadawul Group Holding Co.	23,963	1,062,932
	Saudi Telecom Co.	1,236,802	12,669,933
	Savola Group	350,454	3,401,316
	Yanbu National Petrochemical Co.	267,708	2,705,743

TOTAL SAUDI ARABIA			175,539,611

SOUTH AFRICA — (2.8%)
	Absa Group Ltd.	599,222	5,467,681
	Anglo American Platinum Ltd.	30,706	1,025,936
	Aspen Pharmacare Holdings Ltd.	422,830	3,845,831
	Bid Corp. Ltd.	213,780	4,539,508
	Bidvest Group Ltd.	382,266	5,408,554
	Capitec Bank Holdings Ltd.	41,839	3,717,590
	Clicks Group Ltd.	295,205	4,349,993
	Discovery Ltd.	488,952	3,371,479
	Exxaro Resources Ltd.	326,361	3,275,655
	FirstRand Ltd.	3,129,789	10,317,959
	Gold Fields Ltd., Sponsored ADR	625,259	8,140,872
	Harmony Gold Mining Co. Ltd., Sponsored ADR	159,542	716,344
	Impala Platinum Holdings Ltd.	925,071	3,853,467
	Investec Ltd.	310,146	1,697,767
	Kumba Iron Ore Ltd.	46,335	1,227,420
	Mr Price Group Ltd.	110,396	798,195
	MTN Group Ltd.	1,300,541	6,354,365
*	MultiChoice Group	321,877	1,204,869

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH AFRICA — (Continued)
	Naspers Ltd., Class N	44,050	$6,886,730
	Nedbank Group Ltd.	504,244	5,431,520
	NEPI Rockcastle NV	461,225	2,492,515
	Ninety One Ltd.	225,714	441,174
	Northam Platinum Holdings Ltd.	303,245	1,832,226
	Old Mutual Ltd.	5,906,615	3,756,392
	OUTsurance Group Ltd.	148,919	322,408
Ω	Pepkor Holdings Ltd.	2,392,047	2,183,203
	Sanlam Ltd.	1,304,700	4,577,303
	Sasol Ltd.	49,319	623,379
	Sasol Ltd., Sponsored ADR	384,657	4,812,059
	Shoprite Holdings Ltd.	295,830	3,791,653
	Sibanye Stillwater Ltd.	3,241,131	4,134,229
	Sibanye Stillwater Ltd., ADR	296,437	1,505,900
	Standard Bank Group Ltd.	757,414	7,433,716
	Vodacom Group Ltd.	363,401	1,975,664
	Woolworths Holdings Ltd.	1,130,428	4,213,265

TOTAL SOUTH AFRICA			125,726,821

SOUTH KOREA — (12.3%)
	Advanced Nano Products Co. Ltd.	1,547	137,685
# *	Alteogen, Inc.	18,171	842,895
	Amorepacific Corp.	10,827	1,016,288
	Amorepacific Group	32,258	685,267
#	BGF retail Co. Ltd.	9,471	968,519
	BNK Financial Group, Inc.	332,888	1,675,477
	Caregen Co. Ltd.	10,696	213,225
	Celltrion Healthcare Co. Ltd.	28,780	1,423,619
# *	Celltrion Pharm, Inc.	11,254	529,474
	Celltrion, Inc.	56,662	6,292,502
	Cheil Worldwide, Inc.	71,063	1,046,356
	CJ CheilJedang Corp.	16,750	3,509,068
	CJ Corp.	29,487	1,839,291
*	CJ ENM Co. Ltd.	3,160	122,201
	CJ Logistics Corp.	14,631	822,578
	Classys, Inc.	17,370	424,376
*	CosmoAM&T Co. Ltd.	14,102	1,468,195
*	Cosmochemical Co. Ltd.	4,592	107,189
	Coway Co. Ltd.	70,066	2,242,167
	CS Wind Corp.	16,801	570,093
	Daejoo Electronic Materials Co. Ltd.	3,936	202,046
# *	Daewoo Engineering & Construction Co. Ltd.	286,162	834,868
	DB HiTek Co. Ltd.	45,779	1,652,686
	DB Insurance Co. Ltd.	79,210	5,153,314
	DL E&C Co. Ltd.	57,621	1,464,554
#	Dongjin Semichem Co. Ltd.	30,624	683,517
*	Dongkuk CM Co. Ltd.	7,572	38,699
	Dongkuk Holdings Co. Ltd.	6,863	43,858
#	Dongsuh Cos., Inc.	12,744	162,948
	Dongwon Industries Co. Ltd.	8,705	192,828
	Doosan Bobcat, Inc.	91,413	2,626,387
	Doosan Co. Ltd.	4,825	266,200
*	Doosan Enerbility Co. Ltd.	206,676	2,059,314
*	Doosan Fuel Cell Co. Ltd.	22,430	273,810
#	Ecopro BM Co. Ltd.	24,638	3,604,473
#	Ecopro Co. Ltd.	10,539	4,869,568
	E-MART, Inc.	20,339	1,096,535
	Eo Technics Co. Ltd.	2,200	228,157
	F&F Co. Ltd.	17,453	1,209,915

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	Fila Holdings Corp.	50,748	$1,343,766
	Green Cross Corp.	3,210	228,802
	GS Holdings Corp.	91,789	2,680,410
	GS Retail Co. Ltd.	84,736	1,526,472
	Hana Financial Group, Inc.	408,580	11,880,183
#	Hanjin Kal Corp.	14,952	472,141
	Hankook Tire & Technology Co. Ltd.	89,850	2,549,181
	Hanmi Pharm Co. Ltd.	6,176	1,291,317
#	Hanmi Science Co. Ltd.	7,766	182,503
	Hanmi Semiconductor Co. Ltd.	29,634	1,161,131
	Hanon Systems	189,149	965,176
#	Hansol Chemical Co. Ltd.	9,131	1,018,978
	Hanwha Aerospace Co. Ltd.	28,585	2,149,049
	Hanwha Corp.	49,305	812,159
*	Hanwha Life Insurance Co. Ltd.	349,192	717,575
# *	Hanwha Ocean Co. Ltd.	26,054	455,639
*	Hanwha Solutions Corp.	85,157	1,813,864
	Hanwha Systems Co. Ltd.	18,409	173,631
	HD Hyundai Co. Ltd.	55,777	2,375,675
	HD Hyundai Electric Co. Ltd.	19,156	1,066,131
*	HD Hyundai Heavy Industries Co. Ltd.	1,807	137,008
	HD Hyundai Infracore Co. Ltd.	160,823	797,972
*	HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	38,502	2,582,831
#	Hite Jinro Co. Ltd.	24,304	383,017
	HL Mando Co. Ltd.	61,636	1,501,033
# *	HLB, Inc.	75,771	1,632,549
	HMM Co. Ltd.	398,652	4,317,914
#	Hotel Shilla Co. Ltd.	31,789	1,470,902
*	HYBE Co. Ltd.	4,789	779,954
#	Hyosung Corp.	5,270	230,492
*	Hyosung Heavy Industries Corp.	545	69,126
	Hyosung TNC Corp.	1,689	447,655
	Hyundai Autoever Corp.	4,121	397,873
	Hyundai Department Store Co. Ltd.	4,142	164,042
#	Hyundai Elevator Co. Ltd.	15,545	497,756
	Hyundai Engineering & Construction Co. Ltd.	84,807	2,103,279
	Hyundai Glovis Co. Ltd.	25,662	3,256,786
	Hyundai Marine & Fire Insurance Co. Ltd.	92,738	2,163,295
*	Hyundai Mipo Dockyard Co. Ltd.	15,813	814,882
	Hyundai Mobis Co. Ltd.	28,215	4,369,509
	Hyundai Motor Co.	76,544	9,643,328
# *	Hyundai Rotem Co. Ltd.	47,080	813,958
	Hyundai Steel Co.	109,899	2,672,567
	Hyundai Wia Corp.	14,329	596,483
	Industrial Bank of Korea	329,755	2,729,043
#	ISC Co. Ltd.	2,191	113,109
	IsuPetasys Co. Ltd.	26,064	421,305
	JB Financial Group Co. Ltd.	90,572	677,483
	JYP Entertainment Corp.	27,914	2,124,805
	Kakao Corp.	86,689	2,443,399
# *	Kakao Games Corp.	22,186	385,074
#	KakaoBank Corp.	39,992	541,222
	Kangwon Land, Inc.	80,387	875,299
	KB Financial Group, Inc.	224,191	8,545,754
	KB Financial Group, Inc., ADR	13,649	520,846
	KCC Corp.	4,724	832,602
	KEPCO Engineering & Construction Co., Inc.	6,591	255,990
	KEPCO Plant Service & Engineering Co. Ltd.	13,138	317,878
	Kia Corp.	207,178	11,836,374

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	KIWOOM Securities Co. Ltd.	24,961	$1,492,394
	Kolon Industries, Inc.	4,690	151,502
#	Korea Aerospace Industries Ltd.	40,480	1,331,982
*	Korea Electric Power Corp.	93,653	1,172,247
*	Korea Gas Corp.	24,489	415,007
	Korea Investment Holdings Co. Ltd.	51,532	1,926,452
	Korea Zinc Co. Ltd.	5,317	1,847,755
	Korean Air Lines Co. Ltd.	231,801	3,526,892
*	Krafton, Inc.	11,316	1,377,520
	KT Corp., Sponsored ADR	82,100	991,768
	KT&G Corp.	54,538	3,440,436
# *	Kum Yang Co. Ltd.	11,179	730,659
	Kumho Petrochemical Co. Ltd.	27,384	2,573,727
	L&F Co. Ltd.	10,156	987,903
#	LEENO Industrial, Inc.	10,832	1,108,527
	LG Chem Ltd.	19,251	6,309,362
	LG Corp.	73,098	4,184,057
*	LG Display Co. Ltd., ADR	308,074	1,367,849
*	LG Display Co. Ltd.	136,291	1,233,259
	LG Electronics, Inc.	168,961	12,534,032
	LG H&H Co. Ltd.	5,836	1,368,216
	LG Innotek Co. Ltd.	17,310	2,872,982
	LG Uplus Corp.	431,096	3,230,939
#	LIG Nex1 Co. Ltd.	10,665	689,837
	Lotte Chemical Corp.	18,445	2,003,070
	Lotte Chilsung Beverage Co. Ltd.	1,353	145,900
#	Lotte Corp.	34,062	656,925
#	Lotte Energy Materials Corp.	13,179	377,548
#	LOTTE Fine Chemical Co. Ltd.	19,897	826,506
	Lotte Shopping Co. Ltd.	12,790	683,991
	LS Corp.	20,418	1,187,153
	LS Electric Co. Ltd.	18,630	886,238
	LX International Corp.	7,072	130,606
	LX Semicon Co. Ltd.	4,493	239,991
	Macquarie Korea Infrastructure Fund	313,238	2,791,118
	Medytox, Inc.	2,010	307,503
	Meritz Financial Group, Inc.	104,754	3,898,701
	Mirae Asset Securities Co. Ltd.	333,586	1,634,136
	NAVER Corp.	38,269	5,350,126
	NCSoft Corp.	10,513	1,816,298
# * Ω	Netmarble Corp.	21,359	613,198
	NH Investment & Securities Co. Ltd., Class C.	177,468	1,273,231
	NongShim Co. Ltd.	2,574	846,576
*	OCI Co. Ltd.	8,614	666,574
#	OCI Holdings Co. Ltd.	6,892	497,962
	Orion Corp.	24,577	2,175,223
	Ottogi Corp.	466	129,261
	Pan Ocean Co. Ltd.	528,083	1,685,961
# *	Paradise Co. Ltd.	24,370	265,138
*	Pearl Abyss Corp.	18,229	667,831
#	Posco DX Co. Ltd.	34,123	1,244,909
#	POSCO Future M Co. Ltd.	8,327	1,467,409
	POSCO Holdings, Inc.	31,556	9,660,086
	Posco International Corp.	36,221	1,351,048
# *	Rainbow Robotics	3,386	355,260
	S-1 Corp.	21,407	865,207
# *	Sam Chun Dang Pharm Co. Ltd.	5,104	232,604
* Ω	Samsung Biologics Co. Ltd.	5,598	2,942,907
	Samsung C&T Corp.	59,978	4,742,219

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	Samsung Card Co. Ltd.	26,138	$607,076
	Samsung Electro-Mechanics Co. Ltd.	43,089	3,984,054
	Samsung Electronics Co. Ltd.	3,140,501	156,318,054
*	Samsung Engineering Co. Ltd.	115,498	2,035,609
	Samsung Fire & Marine Insurance Co. Ltd.	46,477	8,887,445
*	Samsung Heavy Industries Co. Ltd.	214,336	1,086,572
	Samsung Life Insurance Co. Ltd.	63,894	3,420,841
	Samsung SDI Co. Ltd.	27,995	8,864,187
	Samsung SDS Co. Ltd.	24,988	2,561,392
	Samsung Securities Co. Ltd.	88,920	2,329,378
#	SFA Engineering Corp.	10,979	227,130
	Shinhan Financial Group Co. Ltd.	375,935	9,663,127
	Shinhan Financial Group Co. Ltd., ADR	46,849	1,194,181
	Shinsegae, Inc.	10,056	1,259,520
*	SK Biopharmaceuticals Co. Ltd.	9,334	522,354
# *	SK Bioscience Co. Ltd.	11,921	536,532
	SK Hynix, Inc.	384,567	33,396,605
* Ω	SK IE Technology Co. Ltd.	8,052	355,052
*	SK Innovation Co. Ltd.	57,169	5,208,400
	SK Networks Co. Ltd.	242,361	1,000,834
	SK Telecom Co. Ltd.	55,517	2,024,535
	SK, Inc.	40,728	4,293,951
#	SKC Co. Ltd.	12,904	754,648
#	SL Corp.	24,615	543,828
	SM Entertainment Co. Ltd.	9,331	699,774
	S-Oil Corp.	68,687	3,389,880
	Solus Advanced Materials Co. Ltd.	5,507	89,690
	Soulbrain Co. Ltd.	4,534	782,977
#	Ssangyong C&E Co. Ltd.	149,934	618,838
	ST Pharm Co. Ltd.	3,410	172,089
*	Studio Dragon Corp.	791	28,710
# *	Taihan Electric Wire Co. Ltd.	19,467	160,593
#	Wemade Co. Ltd.	6,379	186,460
#	WONIK IPS Co. Ltd.	21,433	479,222
	Woori Financial Group, Inc.	882,538	7,795,238
	Youngone Corp.	41,496	1,668,118
	Yuhan Corp.	18,202	775,918

TOTAL SOUTH KOREA			541,334,849

TAIWAN — (16.8%)
	Accton Technology Corp.	342,000	5,299,037
#	Acer, Inc.	3,398,811	3,592,154
#	Advanced Energy Solution Holding Co. Ltd.	33,000	628,366
	Advantech Co. Ltd.	175,089	1,798,117
	Airtac International Group	61,602	2,025,325
#	Alchip Technologies Ltd.	30,000	2,460,491
#	Alexander Marine Co. Ltd.	18,000	202,290
	AP Memory Technology Corp.	18,000	200,025
	ASE Technology Holding Co. Ltd.	2,903,782	10,166,080
	Asia Cement Corp.	2,725,758	3,365,970
#	Asia Vital Components Co. Ltd.	298,000	2,633,192
#	ASMedia Technology, Inc.	19,000	777,602
	ASPEED Technology, Inc.	31,300	2,501,424
	Asustek Computer, Inc.	627,180	6,576,062
	AUO Corp.	7,868,498	3,808,706
	Bizlink Holding, Inc.	57,551	448,471
	Bora Pharmaceuticals Co. Ltd.	53,255	1,066,725
	Catcher Technology Co. Ltd.	760,429	4,265,924
	Cathay Financial Holding Co. Ltd.	4,347,393	5,899,626

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Chailease Holding Co. Ltd.	1,343,356	$7,287,100
	Chang Hwa Commercial Bank Ltd.	4,967,946	2,631,909
	Cheng Shin Rubber Industry Co. Ltd.	2,472,965	3,379,412
	Chicony Electronics Co. Ltd.	810,497	3,120,205
#	China Airlines Ltd.	4,355,536	2,610,951
*	China Development Financial Holding Corp.	13,997,045	4,892,788
	China Motor Corp.	139,000	372,678
	China Steel Corp.	10,174,932	7,591,046
#	Chipbond Technology Corp.	939,000	1,972,384
	Chroma ATE, Inc.	328,000	2,216,492
	Chung-Hsin Electric & Machinery Manufacturing Corp.	480,000	1,385,983
	Chunghwa Telecom Co. Ltd., Sponsored ADR	111,161	3,960,666
	Chunghwa Telecom Co. Ltd.	683,000	2,442,777
#	Compal Electronics, Inc.	5,016,541	4,363,560
	Compeq Manufacturing Co. Ltd.	859,000	1,404,543
	CTBC Financial Holding Co. Ltd.	16,115,175	12,136,388
	Delta Electronics, Inc.	763,486	6,880,449
#	E Ink Holdings, Inc.	343,000	1,784,670
	E.Sun Financial Holding Co. Ltd.	10,308,774	7,595,905
	Eclat Textile Co. Ltd.	142,402	2,266,504
#	Elite Material Co. Ltd.	219,000	2,443,590
	eMemory Technology, Inc.	54,000	3,383,177
	Eternal Materials Co. Ltd.	768,161	660,015
	Eva Airways Corp.	4,170,758	3,536,860
#	Evergreen Marine Corp. Taiwan Ltd.	1,662,289	5,531,727
	Far Eastern International Bank	488,111	173,428
	Far Eastern New Century Corp.	3,841,085	3,499,659
	Far EasTone Telecommunications Co. Ltd.	1,765,000	4,134,378
	Faraday Technology Corp.	132,000	1,244,513
	Farglory Land Development Co. Ltd.	48,000	88,473
	Feng TAY Enterprise Co. Ltd.	352,666	1,947,359
	First Financial Holding Co. Ltd.	9,962,974	7,971,833
	Formosa Chemicals & Fibre Corp.	3,067,518	5,771,458
	Formosa Petrochemical Corp.	487,000	1,189,758
	Formosa Plastics Corp.	2,303,153	5,477,292
	Formosa Sumco Technology Corp.	91,000	438,609
	Formosa Taffeta Co. Ltd.	699,000	543,695
#	Fortune Electric Co. Ltd.	39,000	271,227
	Foxconn Technology Co. Ltd.	1,025,627	1,664,111
	Fubon Financial Holding Co. Ltd.	3,896,812	7,246,489
	Genius Electronic Optical Co. Ltd.	112,695	1,330,403
	# Giant Manufacturing Co. Ltd.	408,810	2,067,176
	Gigabyte Technology Co. Ltd.	159,000	1,080,236
#	Global Unichip Corp.	58,000	2,592,196
	Globalwafers Co. Ltd.	286,000	4,204,172
#	Gold Circuit Electronics Ltd.	373,000	2,040,996
#	Great Wall Enterprise Co. Ltd.	293,000	459,981
	Highwealth Construction Corp.	1,218,768	1,531,327
	Hiwin Technologies Corp.	382,291	2,316,736
	Hon Hai Precision Industry Co. Ltd.	5,925,322	17,685,388
	Hotai Finance Co. Ltd.	220,400	847,432
	Hotai Motor Co. Ltd.	99,960	1,865,166
*	HTC Corp.	191,000	261,492
	Hua Nan Financial Holdings Co. Ltd., Class C	7,152,500	4,485,503
	Innolux Corp.	10,267,469	3,870,496
	International Games System Co. Ltd., Class C	146,000	2,814,137
#	Inventec Corp.	2,220,550	2,781,825
	Jentech Precision Industrial Co. Ltd.	50,000	891,649
#	Jinan Acetate Chemical Co. Ltd.	32,538	978,280

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	King Slide Works Co. Ltd.	24,000	$523,801
	King Yuan Electronics Co. Ltd.	1,733,000	4,105,824
	King’s Town Bank Co. Ltd.	329,000	377,299
	Largan Precision Co. Ltd.	77,860	4,986,686
#	Lien Hwa Industrial Holdings Corp.	926,685	1,773,181
	Lite-On Technology Corp.	1,388,410	4,322,829
	Lotes Co. Ltd.	88,700	2,265,031
#	Lotus Pharmaceutical Co. Ltd.	105,000	819,452
	Macronix International Co. Ltd.	2,734,074	2,284,640
	Makalot Industrial Co. Ltd.	187,000	2,092,987
	MediaTek, Inc.	759,995	19,835,377
	Mega Financial Holding Co. Ltd.	5,607,076	6,362,541
	Merida Industry Co. Ltd.	202,287	1,036,441
	Micro-Star International Co. Ltd.	878,000	4,494,771
	Mitac Holdings Corp.	16,000	18,219
#	momo.com, Inc.	89,100	1,468,940
	Nan Ya Plastics Corp.	2,002,599	3,831,616
#	Nan Ya Printed Circuit Board Corp.	384,000	2,818,598
#	Nanya Technology Corp.	1,244,010	2,493,964
	Nien Made Enterprise Co. Ltd.	180,000	1,592,522
	Novatek Microelectronics Corp.	349,000	4,914,991
#	Nuvoton Technology Corp.	211,000	832,577
#	Oneness Biotech Co. Ltd.	160,423	972,158
#	Parade Technologies Ltd.	62,000	2,032,786
	Pegatron Corp.	1,946,345	4,542,034
*	PharmaEssentia Corp.	179,869	1,789,971
	Phison Electronics Corp.	169,000	2,439,210
*	Polaris Group	142,000	321,385
	Pou Chen Corp.	2,506,487	2,234,188
	Powerchip Semiconductor Manufacturing Corp.	4,114,000	3,384,260
	Powertech Technology, Inc.	1,161,819	3,774,556
	Poya International Co. Ltd.	53,430	821,350
	President Chain Store Corp.	347,831	2,766,769
	Qisda Corp.	1,617,000	2,122,621
	Quanta Computer, Inc.	1,110,000	6,553,779
#	Radiant Opto-Electronics Corp.	584,000	2,238,462
	Realtek Semiconductor Corp.	204,950	2,554,264
	Ruentex Development Co. Ltd.	1,531,101	1,535,505
	Ruentex Industries Ltd.	715,214	1,265,966
#	Sanyang Motor Co. Ltd.	480,000	989,444
	Shanghai Commercial & Savings Bank Ltd.	3,038,718	4,026,276
	Shihlin Electric & Engineering Corp.	141,000	413,671
*	Shin Kong Financial Holding Co. Ltd.	13,833,712	3,716,401
	Silergy Corp.	357,000	3,190,808
	Simplo Technology Co. Ltd.	216,000	2,225,376
	Sinbon Electronics Co. Ltd.	178,000	1,524,262
#	Sino-American Silicon Products, Inc.	758,000	3,837,296
	SinoPac Financial Holdings Co. Ltd.	9,849,762	5,432,299
	Standard Foods Corp.	347,418	404,787
	Synnex Technology International Corp.	1,370,343	2,908,287
#	TA Chen Stainless Pipe	2,423,787	2,775,086
	Taichung Commercial Bank Co. Ltd.	3,482,151	1,580,578
	Taishin Financial Holding Co. Ltd.	10,808,066	5,764,663
	Taiwan Business Bank	7,957,784	3,137,472
#	Taiwan Cement Corp.	5,147,701	5,129,252
	Taiwan Cooperative Financial Holding Co. Ltd.	7,386,083	5,735,788
	Taiwan FamilyMart Co. Ltd.	48,000	275,118
	Taiwan Fertilizer Co. Ltd.	723,000	1,324,726
# *	Taiwan Glass Industry Corp.	1,200,375	677,355

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Taiwan High Speed Rail Corp.	1,290,000	$1,171,244
	Taiwan Mobile Co. Ltd.	1,040,300	3,074,363
	Taiwan Secom Co. Ltd.	197,670	719,973
	Taiwan Semiconductor Manufacturing Co. Ltd.	13,600,808	222,135,277
*	Tatung Co. Ltd.	1,748,000	1,937,252
	Teco Electric & Machinery Co. Ltd.	1,579,000	2,253,732
	Tripod Technology Corp.	623,870	3,193,970
	Tung Ho Steel Enterprise Corp.	135,040	271,069
#	Unimicron Technology Corp.	1,861,000	8,299,895
	Union Bank of Taiwan	908,700	370,266
	Uni-President Enterprises Corp.	4,367,033	9,161,806
#	United Microelectronics Corp.	7,349,000	10,568,700
#	Vanguard International Semiconductor Corp.	1,550,000	3,366,168
#	Via Technologies, Inc.	67,000	248,061
	VisEra Technologies Co. Ltd.	117,000	742,807
	Voltronic Power Technology Corp.	75,224	3,016,777
	Walsin Lihwa Corp.	2,911,818	3,098,996
	Walsin Technology Corp.	395,000	1,279,679
#	Wan Hai Lines Ltd.	1,101,747	1,574,685
#	Win Semiconductors Corp.	373,034	1,671,965
	Winbond Electronics Corp.	4,548,407	3,524,659
* ††	Wintek Corp.	604,760	0
	Wistron Corp.	2,695,699	7,516,957
	Wistron NeWeb Corp.	296,000	1,169,348
	Wiwynn Corp.	53,000	2,511,306
	WPG Holdings Ltd.	1,859,039	4,113,732
#	WT Microelectronics Co. Ltd.	194,000	711,696
#	Yageo Corp.	316,055	5,152,814
#	Yang Ming Marine Transport Corp.	3,199,000	4,169,509
#	YFY, Inc.	1,334,000	1,228,350
	Yuanta Financial Holding Co. Ltd.	8,914,591	6,697,683
#	Yulon Finance Corp.	435,023	2,409,784
#	Yulon Motor Co. Ltd.	668,496	1,535,251
	Zhen Ding Technology Holding Ltd.	971,700	2,937,875

TOTAL TAIWAN			740,840,384

THAILAND — (2.2%)
	Advanced Info Service PCL	733,300	4,488,447
	AEON Thana Sinsap Thailand PCL	158,300	643,022
*	Airports of Thailand PCL	1,898,400	3,525,581
	AP Thailand PCL	3,278,700	985,184
	Asset World Corp. PCL	5,732,900	551,877
	B Grimm Power PCL	486,900	299,381
	Bangchak Corp. PCL	1,987,700	2,281,217
	Bangkok Bank PCL	529,400	2,319,830
	Bangkok Bank PCL, NVDR	126,700	555,199
	Bangkok Chain Hospital PCL	1,275,700	713,405
	Bangkok Commercial Asset Management PCL	144,301	35,932
	Bangkok Dusit Medical Services PCL, Class F	4,441,500	3,274,668
	Bangkok Expressway & Metro PCL	3,479,999	764,888
	Bangkok Life Assurance PCL, NVDR	618,200	399,033
	Banpu PCL	14,018,766	2,964,252
	Banpu Power PCL	603,200	236,631
	Berli Jucker PCL	1,078,600	847,755
# *	Beyond Securities PCL	784,700	89,512
	BTS Group Holdings PCL	5,069,500	1,050,783
	Bumrungrad Hospital PCL	255,900	1,851,123
	Carabao Group PCL, Class F	247,000	463,866
	Central Pattana PCL	882,500	1,534,569

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
*	Central Plaza Hotel PCL	262,600	$328,775
	Central Retail Corp. PCL	1,073,050	1,097,158
#	CH Karnchang PCL	1,238,600	751,241
	Charoen Pokphand Foods PCL	3,633,123	1,890,225
#	Chularat Hospital PCL, Class F	5,003,300	439,881
	Com7 PCL, Class F	1,057,300	786,890
	CP ALL PCL	2,280,200	3,505,072
	Delta Electronics Thailand PCL	1,481,200	3,255,611
	Electricity Generating PCL	167,500	568,547
	Energy Absolute PCL	1,002,700	1,171,688
#	Global Power Synergy PCL, Class F	282,900	306,965
	Gulf Energy Development PCL	1,161,100	1,397,164
	Hana Microelectronics PCL	680,700	989,541
	Home Product Center PCL	3,733,413	1,236,075
	Indorama Ventures PCL	1,713,400	1,129,793
	Intouch Holdings PCL, Class F	341,400	674,394
	IRPC PCL	13,159,200	702,947
	JMT Network Services PCL	445,153	365,362
	Kasikornbank PCL	135,100	494,280
	Kasikornbank PCL, NVDR	5,500	20,122
	KCE Electronics PCL	1,016,100	1,434,710
	Kiatnakin Phatra Bank PCL	304,700	417,513
	Krung Thai Bank PCL	1,429,987	747,966
#	Krungthai Card PCL	660,700	804,219
	Land & Houses PCL	6,942,300	1,458,284
	MBK PCL	225,100	100,205
	Mega Lifesciences PCL	451,400	511,777
	Minor International PCL	2,438,883	1,899,944
	MK Restaurants Group PCL	299,100	337,026
	Muangthai Capital PCL	1,112,600	1,129,857
	Ngern Tid Lor PCL	1,843,287	984,659
#	Osotspa PCL	1,167,500	763,337
	Plan B Media Pcl, Class F	2,571,100	583,000
*	PSG Corp. PCL	7,016,500	126,889
	PTT Exploration & Production PCL	1,189,455	5,427,297
	PTT Global Chemical PCL	1,601,325	1,537,058
	PTT Oil & Retail Business PCL	1,302,700	663,265
	PTT PCL	6,973,400	6,451,013
	Ramkhamhaeng Hospital PCL, Class F	50,000	55,644
	Ratch Group PCL	792,000	710,635
	SCB X PCL	355,366	973,876
	SCG Packaging PCL	837,600	838,940
	SCGJWD Logistics PCL	113,200	36,534
	Siam Cement PCL	336,200	2,693,903
	Siam City Cement PCL	110,389	410,014
#	Siam Global House PCL	1,311,345	576,455
	SISB PCL	198,800	161,783
	Srisawad Corp. PCL	841,072	971,120
	Star Petroleum Refining PCL	2,501,300	514,979
	Supalai PCL	1,764,100	903,094
	Thai Oil PCL	1,464,317	1,914,806
	Thai Union Group PCL, Class F	2,704,940	1,015,975
	Thanachart Capital PCL	314,900	429,300
	Thonburi Healthcare Group PCL	432,700	749,407
	Tisco Financial Group PCL	239,500	641,354
	TMBThanachart Bank PCL	24,342,397	1,131,023
	TOA Paint Thailand PCL	732,000	439,903
	True Corp. PCL	13,693,286	2,304,914
	TTW PCL	1,073,800	270,373

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
	Vibhavadi Medical Center PCL	214,800	$11,893
	WHA Corp. PCL	9,104,200	1,266,495

TOTAL THAILAND			95,388,325

TURKEY — (0.9%)
	Akbank TAS	2,613,434	2,722,554
	Aksa Enerji Uretim AS	237,721	294,130
	Alarko Holding AS	118,668	424,424
	Anadolu Efes Biracilik Ve Malt Sanayii AS	233,644	823,535
	Arcelik AS	76,332	366,232
	Aselsan Elektronik Sanayi Ve Ticaret AS	389,028	568,126
	BIM Birlesik Magazalar AS	255,274	2,455,036
*	Borusan Mannesmann Boru Sanayi ve Ticaret AS	5,514	179,915
	Borusan Yatirim ve Pazarlama AS	2,542	208,835
	Coca-Cola Icecek AS	71,761	933,563
	Dogan Sirketler Grubu Holding AS	1,113,296	538,663
	Dogus Otomotiv Servis ve Ticaret AS	74,233	651,234
	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	9,173	14,223
Ω	Enerjisa Enerji AS	161,809	277,813
	Enka Insaat ve Sanayi AS	775,859	832,410
*	Eregli Demir ve Celik Fabrikalari TAS	671,014	898,299
	Ford Otomotiv Sanayi AS	45,341	1,259,880
*	Girisim Elektrik Taahhut Ticaret Ve Sanayi AS	103,483	314,073
# *	Gubre Fabrikalari TAS	23,608	273,657
*	Hektas Ticaret TAS	342,812	265,997
	Is Yatirim Menkul Degerler AS, Class A	540,992	808,921
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A	147,117	110,721
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	95,093	83,914
	KOC Holding AS	472,649	2,286,241
	Kontrolmatik Enerji Ve Muhendislik AS	55,851	517,315
	Koza Altin Isletmeleri AS	289,252	224,592
	Migros Ticaret AS	59,911	714,678
	Nuh Cimento Sanayi AS	17,481	211,285
*	Otokar Otomotiv Ve Savunma Sanayi AS	33,601	473,399
*	Oyak Cimento Fabrikalari AS	147,377	370,638
*	Pegasus Hava Tasimaciligi AS	45,428	1,131,895
*	Petkim Petrokimya Holding AS	1,033,711	719,518
*	Sasa Polyester Sanayi AS	266,173	403,133
	Selcuk Ecza Deposu Ticaret ve Sanayi AS	32,761	61,334
*	Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS	61,755	150,060
	Sok Marketler Ticaret AS	133,688	282,596
*	TAV Havalimanlari Holding AS	190,894	773,129
	Tofas Turk Otomobil Fabrikasi AS	84,552	718,881
*	Turk Hava Yollari AO	306,328	2,351,951
*	Turk Telekomunikasyon AS	280,668	190,566
	Turk Traktor ve Ziraat Makineleri AS	27,231	696,404
*	Turkcell Iletisim Hizmetleri AS	1,462,624	2,480,346
#	Turkiye Garanti Bankasi AS	369,940	614,938
	Turkiye Is Bankasi AS, Class C	2,062,152	1,532,826
	Turkiye Petrol Rafinerileri AS	622,493	3,123,069
	Turkiye Sise ve Cam Fabrikalari AS	597,215	1,000,620
*	Turkiye Vakiflar Bankasi TAO, Class D	723,445	417,130
	Yapi ve Kredi Bankasi AS	2,835,254	1,730,391

TOTAL TURKEY			38,483,090

UNITED ARAB EMIRATES — (1.7%)
	Abu Dhabi Commercial Bank PJSC	2,885,004	6,304,540
	Abu Dhabi Islamic Bank PJSC	1,503,232	4,212,264

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»
UNITED ARAB EMIRATES — (Continued)
Abu Dhabi National Oil Co. for Distribution PJSC	2,602,586	$2,381,022
ADNOC Drilling Co. PJSC	946,540	938,199
Aldar Properties PJSC	3,592,854	5,089,474
* Alpha Dhabi Holding PJSC	343,700	1,765,583
Dubai Electricity & Water Authority PJSC	2,730,546	1,768,950
Dubai Islamic Bank PJSC	4,822,301	7,089,695
Emaar Properties PJSC	6,790,733	12,371,246
Emirates Integrated Telecommunications Co. PJSC	109,941	161,011
Emirates NBD Bank PJSC	2,055,943	9,490,787
Emirates Telecommunications Group Co. PJSC	1,840,642	9,251,002
Fertiglobe PLC	1,249,491	1,092,597
First Abu Dhabi Bank PJSC	2,347,258	8,104,253
* International Holding Co. PJSC	24,261	2,639,269
* Multiply Group PJSC	2,632,530	2,439,322

TOTAL UNITED ARAB EMIRATES		75,099,214

UNITED KINGDOM — (0.1%)
Anglogold Ashanti PLC	234,046	4,175,381

UNITED STATES — (0.0%)
Sempra	19,176	1,398,665

TOTAL COMMON STOCKS		4,317,612,655

PREFERRED STOCKS — (1.1%)
BRAZIL — (1.1%)
Banco Bradesco SA, 7.205%	2,373,138	6,585,055
* Braskem SA Class A	52,662	167,854
Centrais Eletricas Brasileiras SA Class B, 3.885%	103,746	791,200
Cia Energetica de Minas Gerais, 9.413%	1,094,369	2,548,300
Cia Paranaense de Energia, 8.364%	944,366	1,571,524
CTEEP-Cia de Transmissao de Energia Eletrica Paulista, 5.014%	122,300	514,015
Gerdau SA, 14.599%	474,363	2,048,274
Itau Unibanco Holding SA, 5.576%	2,238,947	11,910,261
Petroleo Brasileiro SA, 10.467%	2,952,047	20,340,975
Raizen SA, 6.241%	957,990	689,741

TOTAL BRAZIL		47,167,199

CHILE — (0.0%)
Embotelladora Andina SA Class B, 8.280%	278,736	566,774

COLOMBIA — (0.0%)
Banco Davivienda SA, 6.313%	15,931	61,928
Grupo Aval Acciones y Valores SA, 6.302%	1,051,967	117,567
Grupo de Inversiones Suramericana SA, 9.625%	84,488	246,526

TOTAL COLOMBIA		426,021

SOUTH KOREA — (0.0%)
* Hanwha Solutions Corp.	409	5,937

TOTAL PREFERRED STOCKS		48,165,931

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
* Localiza Rent a Car SA Rights 11/10/2023	83	115

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
KUWAIT — (0.0%)
*	Gulf Bank KSCP Rights 11/12/2023	98,764	$2,043

SOUTH KOREA — (0.0%)
*	CosmoAM&T Co. Ltd. Rights 11/07/2023	738	9,071
*	Hanwha Ocean Co. Ltd. Rights 11/09/2023	8,600	11,144

TOTAL SOUTH KOREA			20,215

TAIWAN — (0.0%)
*	Winbond Electronics Corp. Rights 11/03/2023	182,851	16,630

TOTAL RIGHTS/WARRANTS			39,003

TOTAL INVESTMENT SECURITIES (Cost $2,983,451,891)			4,365,817,589

			Value†
SECURITIES LENDING COLLATERAL — (0.9%)
@ §	The DFA Short Term Investment Fund	3,587,676	41,498,653

TOTAL INVESTMENTS — (100.0%) (Cost $3,024,951,072)			$4,407,316,242

ADR American Depositary Receipt

GDR Global Depositary Receipt

»	Securities that have been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

#	Total or Partial Securities on Loan.
††	Security valued using significant unobservable inputs (Level 3).
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

As of October 31, 2023, The Emerging Markets Series had entered into the following outstanding futures contracts:

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	630	12/15/23	$30,915,005	$28,954,800	$(1,960,205)
S&P 500® E-Mini Index	9	12/15/23	1,944,443	1,895,513	(48,930)

Total Futures Contracts			$32,859,448	$30,850,313	$(2,009,135)

Summary of the Series’ investments as of October 31, 2023, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$171,677,833	—	—	$171,677,833
Chile	8,570,015	$11,990,401	—	20,560,416
China	146,289,624	985,902,347	—	1,132,191,971
Colombia	4,380,149	65,222	—	4,445,371
Czech Republic	—	8,439,885	—	8,439,885
Egypt	139,222	1,529,603	—	1,668,825

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Greece	—	$22,255,031	—		$22,255,031
Hungary	—	13,109,685	—		13,109,685
India	$31,954,623	712,196,875	$604,812		744,756,310
Indonesia	—	86,810,958	—		86,810,958
Kuwait	16,196,403	2,511,573	—		18,707,976
Malaysia	—	69,566,794	—		69,566,794
Mexico	105,823,887	—	—		105,823,887
Peru	4,524,673	—	—		4,524,673
Philippines	—	30,675,092	—		30,675,092
Poland	—	46,682,641	—		46,682,641
Qatar	—	37,728,967	—		37,728,967
Saudi Arabia	—	175,539,611	—		175,539,611
South Africa	15,175,175	110,551,646	—		125,726,821
South Korea	4,074,644	537,260,205	—		541,334,849
Taiwan	3,960,666	736,879,718	—		740,840,384
Thailand	86,922,062	8,466,263	—		95,388,325
Turkey	—	38,483,090	—		38,483,090
United Arab Emirates	—	75,099,214	—		75,099,214
United Kingdom	4,175,381	—	—		4,175,381
United States	—	1,398,665	—		1,398,665
Preferred Stocks
Brazil	47,167,199	—	—		47,167,199
Chile	—	566,774	—		566,774
Colombia	426,021	—	—		426,021
South Korea	—	5,937	—		5,937
Rights/Warrants
Brazil	—	115	—		115
Kuwait	—	2,043	—		2,043
South Korea	—	20,215	—		20,215
Taiwan	—	16,630	—		16,630
Securities Lending Collateral	—	41,498,653	—		41,498,653
Futures Contracts**	(2,009,135)	—	—		(2,009,135)

TOTAL	$649,448,442	$3,755,253,853	$604,812	^	$4,405,307,107

**	Valued at the unrealized appreciation/(depreciation) on the investment.
∧	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of U.S. Large Company Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, and The Emerging Markets Small Cap Series (nine of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023, and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

2

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 13.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dimensional Investment Group Inc.

By:	/s/ David P. Butler
David P. Butler
Co-Chief Executive Officer

Date: January 5, 2024

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Chief Executive Officer and
Chief Investment Officer

Date: January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David P. Butler
David P. Butler
Co-Principal Executive Officer
Dimensional Investment Group Inc.

Date: January 5, 2024

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Principal Executive Officer
Dimensional Investment Group Inc.

Date: January 8, 2024

By:	/s/ Jan Miller
Jan Miller
Principal Financial Officer
Dimensional Investment Group Inc.

Date: January 5, 2024